UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 08821

Rydex Variable Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Variable Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: December 31

Date of reporting period: January 1, 2018 through June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

6.30.2018

Rydex Variable Trust Funds Semi-Annual Report

Alternatives Funds
Guggenheim Long Short Equity Fund
Guggenheim Global Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Rydex Commodities Fund
Rydex Commodities Strategy Fund

GuggenheimInvestments.com	RVALTS-SEMI-0618x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
LONG SHORT EQUITY FUND	8
GLOBAL MANAGED FUTURES STRATEGY FUND	21
MULTI-HEDGE STRATEGIES FUND	29
COMMODITIES STRATEGY FUND	46
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	52
OTHER INFORMATION	65
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	68
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	72

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semiannual shareholder report for four alternative strategies funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semiannual period ended June 30, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

The Global Managed Futures Strategy Fund may not be suitable for all investors. ●The Fund’s investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund’s value, to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ●The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. Theoretically, securities sold short have the risk of unlimited losses. ●The Fund’s investments in fixed income securities will change in value in response to interest rate changes and other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund‘s exposure to high yield, asset backed and mortgaged backed securities may subject the Fund to greater volatility. ●The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ●The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ●The Fund may invest in securities of foreign companies directly, or indirectly through the use of other investment companies and financial instruments that are linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2018

than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. ●This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ●See the prospectus for more information on these and other risks.

The Multi-Hedge Strategies Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risks and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in high yield securities and unrated securities of similar credit quality (“junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than funds that do not invest in such securities. ● The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● The Fund’s exposure to the commodity and currency markets may subject the Fund to greater volatility as commodity- and currency-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry, commodity or currency—such as droughts, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The Fund may also incur transaction costs with the conversion between various currencies. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or short sales or have exposure to high yield/fixed income securities, foreign currencies and/or securities. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified Fund. ● Please read the prospectus for more detailed information regarding these and other risks.

The Commodities Strategy Fund may not be suitable for all investors. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity—such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● To the extent that the Fund’s investments are concentrated in energy-related commodities, the Fund is subject to the risk that this sector will underperform the market as a whole. ● The Fund’s use of derivatives, such as futures, options, structured notes and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or investments underlying those derivatives. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund is subject to tracking error risks, which may cause the Fund’s performance not to match that of or be lower than the Fund’s underlying benchmark. ● The Fund’s investments in other investment companies subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. ●This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and additional risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2018

As the U.S. economy powers along, with second quarter 2018 gross domestic product (“GDP”) coming in at 4.1% annualized, geopolitical risk continues to weigh on the market. Positive headlines surrounding growth and the labor market are offset by the trade war launched by the U.S. against both its rivals and its allies. In May, the Trump administration allowed the aluminum and steel tariff exemptions to expire for Canada, Mexico, and the European Union, instituting 25% tariffs on steel and 10% tariffs on aluminum imported from these regions. In June, the U.S. administration announced it would also impose 25% tariffs on $50 billion worth of Chinese imports ($34 billion of which would be tariffed beginning in July), followed by the publication of a list of $200 billion in additional Chinese goods to be targeted, to which China promised retaliation. The European Union has also announced retaliation, approving tariffs of 25% on a long list of American goods. Over this period, 10-year U.S. Treasury yields peaked at 3.1% and finished the quarter at 2.9%.

The bond market’s reaction to trade rhetoric indicates that there is a tug of war at hand. While fiscal stimulus pushed up bond yields initially, tariffs are weighing them down. Markets are right to be concerned about the consequences of a trade war in which no one wins. Outside of the U.S., this trade war will have the intended impact of squeezing economic growth in export-heavy regions, but among the losers will also be U.S. consumers. Some corporations may slow or postpone hiring as they manage for rising input costs. Others will pass higher prices on to the consumer, causing disposable incomes to suffer. In either case, tariffs reduce the benefit of the fiscal stimulus.

The U.S. Federal Reserve’s (the “Fed”) confidence in the U.S. economy seems to have sharpened in recent weeks despite trade war uncertainty. In the June Summary of Economic Projections (“SEP”), the U.S. Federal Reserve Open Market Committee’s (“FOMC”) median expectations for 2018 GDP growth rose from 2.7% to 2.8%. The FOMC now expects a lower unemployment rate, higher personal consumption expenditures inflation and a higher federal funds rate for 2018 and 2019 than previously expected. The Fed is determined to tighten financial conditions until economic growth and hiring slow to a more sustainable pace.

We believe that the net effect of all factors affecting rates—fiscal stimulus, trade war, and monetary policy tightening—will keep long-term interest rates from moving much higher than current levels. The market is currently pricing this in to the yield curve; in July the difference between 30-year and two-year U.S. Treasury yields hit its lowest level since July 2007. The bond market is sending a warning signal that makes us wary of taking on too much credit risk at this stage.

We maintain our view that a recession could come in 2020 and markets may discount this as early as 2019. In the meantime, we are watching for exogenous factors that could cause a recession to come sooner.

For the six months ended June 30, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 2.65%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -2.37%. The return of the MSCI Emerging Markets Index* was -6.51%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.62% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 0.16%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.81% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2018

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P Goldman Sachs Commodity Index (S&P GSCI®), a benchmark for investment performance in the commodity markets, measures investable commodity price movements and inflation in the world economy. The index is calculated primarily on a world production weighted basis and is comprised of the principal physical commodities that are the subject of active, liquid futures markets.

HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage and relative-value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

HFRX Equity Hedge Fund Index is designed to be representative of the overall composition of the equity hedge segment of the hedge fund universe. In an equity hedge strategy both long and short positions primarily in equities are maintained. Equities which are believed to be undervalued are bought and equities which are believed to be overvalued are sold.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2017 and ending June 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2017	Ending Account Value June 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund	1.59%	(7.85%)	$ 1,000.00	$ 921.50	$ 7.58
Global Managed Futures Strategy Fund	1.61%	(3.81%)	1,000.00	961.90	7.83
Multi-Hedge Strategies Fund	1.46%	(4.95%)	1,000.00	950.50	7.06
Commodities Strategy Fund	1.66%	9.54%	1,000.00	1,095.40	8.62

Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund	1.59%	5.00%	$ 1,000.00	$ 1,016.91	$ 7.95
Global Managed Futures Strategy Fund	1.61%	5.00%	1,000.00	1,016.81	8.05
Multi-Hedge Strategies Fund	1.46%	5.00%	1,000.00	1,017.55	7.30
Commodities Strategy Fund	1.66%	5.00%	1,000.00	1,016.56	8.30

[1]

Annualized and excludes expenses of the underlying funds in which the Funds invest. This ratio represents net expenses, which includes dividends on short sales and prime broker interest expenses. Excluding these expenses, the operating expense ratios of the Long Short Equity Fund and the Multi-Hedge Strategies Fund would be 1.58% and 1.16%, respectively.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2017 to June 30, 2018.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 1, 2002

Ten Largest Holdings (% of Total Net Assets)
Kimberly-Clark Corp.	1.1%
Apple, Inc.	1.0%
Chevron Corp.	0.9%
Verizon Communications, Inc.	0.9%
Regal Beloit Corp.	0.9%
Ingredion, Inc.	0.9%
Pfizer, Inc.	0.9%
PNM Resources, Inc.	0.9%
Amgen, Inc.	0.9%
Senior Housing Properties Trust	0.9%
Top Ten Total	9.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 Month‡	1 Year	5 Year	10 Year
Long Short Equity Fund	(7.85%)	2.31%	4.00%	1.45%
HFRX Equity Hedge Index	0.24%	6.28%	3.04%	(0.43%)
S&P 500® Index	2.65%	14.37%	13.42%	10.17%
Morningstar Long/Short Equity Category Average	(0.39%)	5.63%	4.15%	4.41%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Equity Hedge Index and S&P 500® Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 101.5%

Consumer, Non-cyclical - 31.2%
Kimberly-Clark Corp.	3,156	$332,453
Ingredion, Inc.	2,625	290,587
Pfizer, Inc.	7,999	290,204
Amgen, Inc.	1,549	285,930
Archer-Daniels-Midland Co.[1]	5,127	234,970
Tyson Foods, Inc. — Class A1	3,339	229,890
Johnson & Johnson[1]	1,889	229,211
CVS Health Corp.[1]	3,472	223,423
Medtronic plc[1]	2,602	222,757
Procter & Gamble Co.[1]	2,840	221,691
Molson Coors Brewing Co. — Class B1	3,223	219,293
McKesson Corp.[1]	1,597	213,040
Edgewell Personal Care Co.*	3,989	201,285
Gilead Sciences, Inc.[1]	2,737	193,889
Cardinal Health, Inc.[1]	3,947	192,732
Kraft Heinz Co.[1]	3,024	189,968
Merck & Company, Inc.[1]	2,936	178,215
STERIS plc	1,592	167,176
Eli Lilly & Co.[1]	1,948	166,223
Conagra Brands, Inc.[1]	4,600	164,358
JM Smucker Co.[1]	1,510	162,295
Western Union Co.	7,758	157,720
Biogen, Inc.*,1	541	157,020
PepsiCo, Inc.[1]	1,419	154,487
Zimmer Biomet Holdings, Inc.[1]	1,330	148,215
Abbott Laboratories[1]	2,410	146,986
US Foods Holding Corp.*	3,715	140,501
Danaher Corp.[1]	1,402	138,349
Bristol-Myers Squibb Co.[1]	2,348	129,938
Pilgrim’s Pride Corp.*	6,178	124,363
CoreLogic, Inc.*	2,355	122,225
Colgate-Palmolive Co.[1]	1,798	116,528
Charles River Laboratories International, Inc.*	1,028	115,403
Altria Group, Inc.[1]	1,998	113,466
Boston Beer Company, Inc. — Class A*	375	112,387
Baxter International, Inc.[1]	1,506	111,203
Travelport Worldwide Ltd.	5,819	107,884
Hill-Rom Holdings, Inc.	1,203	105,070
Mylan N.V.*,1	2,907	105,059
Thermo Fisher Scientific, Inc.[1]	494	102,327
Philip Morris International, Inc.[1]	1,261	101,813
Sanderson Farms, Inc.	963	101,259
Prestige Brands Holdings, Inc.*	2,599	99,750
Zoetis, Inc.[1]	1,156	98,480
Darling Ingredients, Inc.*	4,868	96,776
Performance Food Group Co.*	2,604	95,567
Allergan plc[1]	566	94,364
Kellogg Co.[1]	1,342	93,766
Celgene Corp.*,1	1,166	92,603
United Therapeutics Corp.*	800	90,520
Quanta Services, Inc.*	2,684	89,646
United Rentals, Inc.*,1	600	88,572
TreeHouse Foods, Inc.*	1,620	85,066
Sysco Corp.	1,212	82,767
Hologic, Inc.*	2,030	80,693
United Natural Foods, Inc.*	1,877	80,073
Dean Foods Co.	7,264	76,345
Kroger Co.[1]	2,681	76,274
Humana, Inc.[1]	251	74,705
Perrigo Company plc[1]	1,010	73,639
Regeneron Pharmaceuticals, Inc.*	210	72,448
Bruker Corp.	2,436	70,742
Mondelez International, Inc. — Class A	1,706	69,946
Church & Dwight Company, Inc.	1,278	67,938
Sabre Corp.	2,702	66,577
Lamb Weston Holdings, Inc.	958	65,633
WellCare Health Plans, Inc.*	264	65,008
Anthem, Inc.	273	64,982
Hormel Foods Corp.	1,744	64,894
Pinnacle Foods, Inc.	992	64,540
Hershey Co.	679	63,188
Varian Medical Systems, Inc.*	550	62,546
ResMed, Inc.	593	61,423
UnitedHealth Group, Inc.[1]	250	61,335
Vector Group Ltd.	3,182	60,713
Cardtronics plc — Class A*	2,491	60,232
AbbVie, Inc.[1]	636	58,925
Total Consumer, Non-cyclical		9,892,469

Industrial - 17.6%
Regal Beloit Corp.	3,570	292,026
Genesee & Wyoming, Inc. — Class A*	2,752	223,793
Cummins, Inc.[1]	1,556	206,948
EMCOR Group, Inc.	2,642	201,267
Greenbrier Companies, Inc.	3,614	190,639
AECOM*	5,601	185,001
Snap-on, Inc.	1,019	163,774
Kansas City Southern[1]	1,521	161,165
Eaton Corporation plc[1]	2,031	151,797
Pentair plc	3,307	139,159
Dover Corp.[1]	1,859	136,079
Arrow Electronics, Inc.*	1,762	132,643
Union Pacific Corp.[1]	871	123,403
Masco Corp.[1]	3,257	121,877
Parker-Hannifin Corp.[1]	782	121,875
Norfolk Southern Corp.[1]	798	120,394
EnerSys	1,567	116,961
FedEx Corp.[1]	490	111,260
Trinity Industries, Inc.	3,147	107,816
Benchmark Electronics, Inc.	3,395	98,964
Jabil, Inc.	3,558	98,414
Crane Co.	1,216	97,438
Avnet, Inc.	2,242	96,159
Vishay Intertechnology, Inc.	4,139	96,025
AGCO Corp.	1,559	94,662
Gibraltar Industries, Inc.*	2,443	91,612
Oshkosh Corp.	1,244	87,478
Waters Corp.*,1	450	87,116
TE Connectivity Ltd.[1]	966	86,998
Mettler-Toledo International, Inc.*,1	142	82,165

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Caterpillar, Inc.[1]	605	$82,081
Owens Corning	1,272	80,606
Acuity Brands, Inc.	634	73,461
Spirit AeroSystems Holdings, Inc. — Class A	851	73,110
Belden, Inc.	1,158	70,777
Rexnord Corp.*	2,430	70,616
CSX Corp.[1]	1,049	66,905
3M Co.[1]	327	64,327
Fluor Corp.	1,315	64,146
Louisiana-Pacific Corp.	2,349	63,940
Werner Enterprises, Inc.	1,692	63,535
Ryder System, Inc.	883	63,452
Honeywell International, Inc.[1]	436	62,806
Johnson Controls International plc	1,877	62,786
Fortune Brands Home & Security, Inc.	1,159	62,227
KBR, Inc.	3,461	62,021
Huntington Ingalls Industries, Inc.	285	61,785
Corning, Inc.	2,217	60,990
Tech Data Corp.*	730	59,948
Coherent, Inc.*	379	59,283
J.B. Hunt Transport Services, Inc.	484	58,830
Lockheed Martin Corp.[1]	196	57,904
Owens-Illinois, Inc.*	3,426	57,591
United Parcel Service, Inc. — Class B	535	56,833
Total Industrial		5,584,868

Technology - 11.7%
Apple, Inc.[1]	1,764	326,534
Microsoft Corp.[1]	2,828	278,869
HP, Inc.[1]	8,954	203,166
International Business Machines Corp.[1]	1,075	150,178
Cognizant Technology Solutions Corp. — Class A1	1,888	149,133
Convergys Corp.	6,093	148,913
Intel Corp.[1]	2,929	145,600
Skyworks Solutions, Inc.[1]	1,499	144,878
DXC Technology Co.[1]	1,738	140,100
Fidelity National Information Services, Inc.[1]	1,114	118,117
Cirrus Logic, Inc.*	3,052	116,983
Accenture plc — Class A1	684	111,896
MAXIMUS, Inc.	1,765	109,624
CA, Inc.[1]	3,066	109,303
Oracle Corp.[1]	2,323	102,351
ON Semiconductor Corp.*,1	4,488	99,791
Amdocs Ltd.	1,472	97,432
Broadcom, Inc.[1]	383	92,931
Broadridge Financial Solutions, Inc.[1]	789	90,814
Fiserv, Inc.*,1	1,117	82,759
Applied Materials, Inc.[1]	1,747	80,694
Teradyne, Inc.	2,116	80,556
Paychex, Inc.	1,132	77,372
Lam Research Corp.[1]	434	75,017
Texas Instruments, Inc.	636	70,119
Dell Technologies Incorporated Class V — Class V*	820	69,356
Leidos Holdings, Inc.	1,135	66,965
Western Digital Corp.[1]	862	66,727
NetApp, Inc.[1]	846	66,436
Kulicke & Soffa Industries, Inc.	2,674	63,695
KLA-Tencor Corp.	620	63,569
Seagate Technology plc[1]	1,110	62,682
Micron Technology, Inc.*,1	1,047	54,905
Total Technology		3,717,465

Financial - 11.5%
Senior Housing Properties Trust REIT	15,763	285,153
JPMorgan Chase & Co.[1]	2,059	214,548
VEREIT, Inc. REIT	28,482	211,906
Visa, Inc. — Class A1	1,304	172,715
Apartment Investment & Management Co. — Class A REIT	3,857	163,151
Bank of America Corp.[1]	5,314	149,802
Ventas, Inc. REIT[1]	2,593	147,671
Allstate Corp.[1]	1,549	141,377
Equity Commonwealth REIT*	4,353	137,119
Park Hotels & Resorts, Inc. REIT	4,006	122,704
Prudential Financial, Inc.[1]	1,299	121,469
Principal Financial Group, Inc.[1]	2,259	119,614
Brandywine Realty Trust REIT	6,954	117,383
Cousins Properties, Inc. REIT	11,877	115,088
Travelers Companies, Inc.[1]	932	114,021
Aflac, Inc.[1]	2,533	108,970
Piedmont Office Realty Trust, Inc. — Class A REIT	5,462	108,858
Berkshire Hathaway, Inc. — Class B*,1	546	101,911
Host Hotels & Resorts, Inc. REIT[1]	4,681	98,629
Wells Fargo & Co.[1]	1,665	92,307
Summit Hotel Properties, Inc. REIT	6,114	87,491
CBRE Group, Inc. — Class A*	1,520	72,565
Hospitality Properties Trust REIT	2,442	69,866
Mastercard, Inc. — Class A1	355	69,764
Ameriprise Financial, Inc.	452	63,226
Hartford Financial Services Group, Inc.	1,197	61,203
Northern Trust Corp.	589	60,602
Franklin Resources, Inc.	1,881	60,286
State Street Corp.	646	60,136
Bank of New York Mellon Corp.	1,103	59,485
MetLife, Inc.	1,347	58,729
Lincoln National Corp.	918	57,146
Total Financial		3,624,895

Communications - 10.3%
Verizon Communications, Inc.	5,880	295,823
Alphabet, Inc. — Class C*,1	201	224,246
Telephone & Data Systems, Inc.	7,916	217,057
News Corp. — Class A	10,978	170,159
Cisco Systems, Inc.[1]	3,874	166,698
Comcast Corp. — Class A1	4,913	161,196
Omnicom Group, Inc.[1]	1,975	150,633
InterDigital, Inc.	1,660	134,294
Facebook, Inc. — Class A*,1	651	126,502
TEGNA, Inc.	11,610	125,969

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Value

Amazon.com, Inc.*,1	72	$122,385
Vonage Holdings Corp.*	8,872	114,360
MSG Networks, Inc. — Class A*	4,518	108,206
Gray Television, Inc.*	6,195	97,881
Juniper Networks, Inc.[1]	3,557	97,533
AMC Networks, Inc. — Class A*	1,525	94,855
ARRIS International plc*	3,856	94,260
Motorola Solutions, Inc.[1]	741	86,230
Gannett Company, Inc.	7,652	81,876
New Media Investment Group, Inc.	4,364	80,647
Scholastic Corp.[2]	1,621	71,827
F5 Networks, Inc.*	411	70,877
CDW Corp.	863	69,722
ORBCOMM, Inc.*	6,605	66,710
Interpublic Group of Companies, Inc.	2,793	65,468
Walt Disney Co.[1]	503	52,719
AT&T, Inc.[1]	1,635	52,500
Netflix, Inc.*	116	45,406
Total Communications		3,246,039

Utilities - 8.3%
PNM Resources, Inc.	7,411	288,288
Portland General Electric Co.	6,647	284,226
Exelon Corp.[1]	6,511	277,369
National Fuel Gas Co.	5,196	275,180
El Paso Electric Co.	3,818	225,644
Ameren Corp.[1]	3,465	210,845
Consolidated Edison, Inc.[1]	2,456	191,519
UGI Corp.	3,598	187,348
Pinnacle West Capital Corp.	1,490	120,034
AES Corp.	8,122	108,916
OGE Energy Corp.	2,405	84,680
Entergy Corp.	1,045	84,426
FirstEnergy Corp.[1]	2,350	84,388
PG&E Corp.[1]	1,766	75,161
American Electric Power Company, Inc.	997	69,042
Southern Co.	1,459	67,566
Total Utilities		2,634,632

Consumer, Cyclical - 5.6%
Allison Transmission Holdings, Inc.	4,687	189,777
Southwest Airlines Co.[1]	3,420	174,010
PACCAR, Inc.[1]	2,625	162,645
Copa Holdings S.A. — Class A	1,436	135,874
JetBlue Airways Corp.*	6,824	129,519
Delta Air Lines, Inc.[1]	2,469	122,314
Lions Gate Entertainment Corp. — Class A	4,491	111,466
Lear Corp.[1]	513	95,320
Walgreens Boots Alliance, Inc.[1]	1,526	91,583
Meritor, Inc.*	4,368	89,850
Casey’s General Stores, Inc.	737	77,444
Yum! Brands, Inc.	902	70,555
Home Depot, Inc.[1]	343	66,919
Walmart, Inc.[1]	754	64,580
Alaska Air Group, Inc.	1,058	63,893
General Motors Co.	1,542	60,755
American Airlines Group, Inc.	1,460	55,422
Total Consumer, Cyclical		1,761,926

Energy - 3.9%
Chevron Corp.	2,356	297,869
Exxon Mobil Corp.[1]	3,331	275,574
Valero Energy Corp.[1]	1,671	185,197
ConocoPhillips[1]	1,979	137,778
Occidental Petroleum Corp.[1]	1,120	93,721
Phillips 66[1]	816	91,645
Williams Companies, Inc.[1]	2,835	76,857
HollyFrontier Corp.[1]	638	43,658
PBF Energy, Inc. — Class A	985	41,301
Total Energy		1,243,600

Basic Materials - 1.4%
LyondellBasell Industries N.V. — Class A1	900	98,865
Domtar Corp.	1,910	91,183
International Paper Co.	1,324	68,954
Huntsman Corp.	2,197	64,152
Newmont Mining Corp.	1,618	61,015
Alcoa Corp.*	1,286	60,288
Total Basic Materials		444,457

Total Common Stocks
(Cost $31,489,658)		32,150,351

MONEY MARKET FUND† - 8.8%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio — Institutional Class 1.71%[3]	2,782,786	2,782,786
Total Money Market Fund
(Cost $2,782,786)		2,782,786

SECURITIES LENDING COLLATERAL†,4 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[3]	54,979	54,979
Total Securities Lending Collateral
(Cost $54,979)		54,979

Total Investments - 110.5%
(Cost $34,327,423)		$34,988,116
Other Assets & Liabilities, net - (10.5)%		(3,329,081)
Total Net Assets - 100.0%		$31,659,035

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LONG SHORT EQUITY FUND

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Loss
OTC Custom Basket Swap Sold Short††
Morgan Stanley	Long Short Equity Portfolio Short Custom Basket Swap[5]	(1.52%)	At Maturity	05/31/19	$31,496,404	$(1,655,129)

OTC Custom Basket Swap††
Morgan Stanley	Long Short Equity Portfolio Long Custom Basket Swap[6]	(2.34%)	At Maturity	05/31/19	16,100,956	(14,932)

	Shares	Percentage Value	Value and Unrealized Gain

CUSTOM BASKET OF LONG SECURITIES[6]
Boston Beer Company, Inc. — Class A*	188	(169.9%)	$25,376
Cisco Systems, Inc.	1,946	(135.5%)	20,241
El Paso Electric Co.	1,915	(127.6%)	19,054
Senior Housing Properties Trust	7,908	(123.6%)	18,455
Valero Energy Corp.	838	(105.2%)	15,708
UGI Corp.	1,805	(102.4%)	15,291
Regal Beloit Corp.	1,791	(98.0%)	14,641
Exelon Corp.	3,266	(97.8%)	14,602
Genesee & Wyoming, Inc. — Class A*	1,380	(91.6%)	13,685
Travelport Worldwide Ltd.	2,919	(83.2%)	12,420
Ameren Corp.	1,738	(82.6%)	12,328
Chevron Corp.	1,182	(78.9%)	11,776
TreeHouse Foods, Inc.*	813	(78.7%)	11,756
Microsoft Corp.	1,419	(77.3%)	11,548
PNM Resources, Inc.	3,718	(77.2%)	11,526
Exxon Mobil Corp.	1,671	(76.4%)	11,411
Telephone & Data Systems, Inc.	3,972	(75.1%)	11,220
Gray Television, Inc.*	3,138	(74.9%)	11,182
Apple, Inc.	885	(74.5%)	11,130
Vishay Intertechnology, Inc.	2,076	(66.4%)	9,913
Occidental Petroleum Corp.	562	(64.0%)	9,559
Archer-Daniels-Midland Co.	2,572	(63.8%)	9,529
Merck & Company, Inc.	1,481	(59.3%)	8,859
Portland General Electric Co.	3,335	(55.4%)	8,271
US Foods Holding Corp.*	1,864	(54.0%)	8,062
VEREIT, Inc.	14,290	(53.5%)	7,994
Dean Foods Co.	3,681	(53.2%)	7,943
Amgen, Inc.	777	(52.9%)	7,899
Park Hotels & Resorts, Inc.	2,010	(50.1%)	7,483
Verizon Communications, Inc.	2,950	(49.6%)	7,407
Performance Food Group Co.*	1,306	(48.8%)	7,281
Dell Technologies Incorporated Class V — Class V*	411	(48.6%)	7,263
NetApp, Inc.	424	(48.6%)	7,263
AMC Networks, Inc. — Class A*	765	(47.2%)	7,049
CoreLogic, Inc.*	1,181	(45.8%)	6,844
WellCare Health Plans, Inc.*	132	(45.2%)	6,751
Alphabet, Inc. — Class C*	100	(44.6%)	6,658
ConocoPhillips	992	(44.1%)	6,587
InterDigital, Inc.	833	(44.1%)	6,581
Snap-on, Inc.	511	(43.8%)	6,545
Medtronic plc	1,305	(43.2%)	6,449
FirstEnergy Corp.	1,179	(40.7%)	6,074
Teradyne, Inc.	1,061	(33.0%)	4,935
Prestige Brands Holdings, Inc.*	1,304	(32.7%)	4,877
AES Corp.	4,075	(32.6%)	4,866
KBR, Inc.	1,736	(31.0%)	4,626
F5 Networks, Inc.*	207	(30.8%)	4,594
Pinnacle West Capital Corp.	747	(30.2%)	4,510
Skyworks Solutions, Inc.	752	(30.1%)	4,496
Norfolk Southern Corp.	400	(28.5%)	4,254
Western Union Co.	3,892	(27.5%)	4,109
Allergan plc	284	(26.3%)	3,931
Union Pacific Corp.	437	(26.3%)	3,926
Allison Transmission Holdings, Inc.	2,351	(25.9%)	3,875
STERIS plc	799	(25.5%)	3,805
Avnet, Inc.	1,124	(24.7%)	3,694
Kraft Heinz Co.	1,517	(24.4%)	3,644
Procter & Gamble Co.	1,425	(23.6%)	3,529
Juniper Networks, Inc.	1,784	(23.5%)	3,512
Regeneron Pharmaceuticals, Inc.*	105	(23.5%)	3,502
Vonage Holdings Corp.*	4,451	(23.2%)	3,466
Eli Lilly & Co.	977	(22.9%)	3,422
Ventas, Inc.	1,301	(22.8%)	3,403
Mastercard, Inc. — Class A	178	(22.0%)	3,285
Fidelity National Information Services, Inc.	558	(21.6%)	3,232
Convergys Corp.	3,057	(21.4%)	3,195
Facebook, Inc. — Class A*	326	(21.3%)	3,181
Summit Hotel Properties, Inc.	3,120	(20.8%)	3,104
PG&E Corp.	886	(20.3%)	3,034

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Gain

MSG Networks, Inc. — Class A*	2,267	(19.6%)	$2,934
American Electric Power Company, Inc.	500	(19.2%)	2,868
EnerSys	786	(18.7%)	2,790
Darling Ingredients, Inc.*	2,467	(17.7%)	2,640
New Media Investment Group, Inc.	2,200	(17.5%)	2,607
Motorola Solutions, Inc.	371	(17.3%)	2,580
Omnicom Group, Inc.	991	(17.2%)	2,566
Gibraltar Industries, Inc.*	1,242	(17.1%)	2,546
Kellogg Co.	673	(16.3%)	2,438
Domtar Corp.	958	(16.1%)	2,403
Brandywine Realty Trust	3,489	(16.1%)	2,398
Scholastic Corp.	813	(16.0%)	2,396
Church & Dwight Company, Inc.	641	(15.0%)	2,241
Apartment Investment & Management Co. — Class A	1,935	(14.6%)	2,174
Charles River Laboratories International, Inc.*	518	(14.5%)	2,165
Gannett Company, Inc.	3,839	(14.0%)	2,092
CSX Corp.	526	(14.0%)	2,085
Entergy Corp.	524	(13.8%)	2,058
Southern Co.	732	(12.9%)	1,923
UnitedHealth Group, Inc.	125	(12.8%)	1,915
Casey's General Stores, Inc.	369	(12.8%)	1,905
Greenbrier Companies, Inc.	1,813	(12.3%)	1,841
Home Depot, Inc.	172	(11.0%)	1,637
Consolidated Edison, Inc.	1,232	(10.9%)	1,623
Cardtronics plc — Class A*	1,267	(10.6%)	1,577
EMCOR Group, Inc.	1,325	(10.6%)	1,576
OGE Energy Corp.	1,206	(10.2%)	1,522
Equity Commonwealth*	2,184	(10.0%)	1,488
Sabre Corp.	1,355	(9.8%)	1,457
Piedmont Office Realty Trust, Inc. — Class A	2,740	(9.1%)	1,367
J.B. Hunt Transport Services, Inc.	243	(8.7%)	1,301
Sysco Corp.	608	(8.4%)	1,254
Lamb Weston Holdings, Inc.	480	(8.1%)	1,204
Visa, Inc. — Class A	654	(7.4%)	1,101
Colgate-Palmolive Co.	902	(7.3%)	1,083
Texas Instruments, Inc.	322	(6.7%)	1,005
Hologic, Inc.*	1,018	(6.2%)	931
Kroger Co.	1,345	(6.1%)	918
Hormel Foods Corp.	875	(5.7%)	855
Jabil, Inc.	1,785	(5.0%)	741
Acuity Brands, Inc.	318	(4.8%)	712
PepsiCo, Inc.	712	(4.7%)	701
Cognizant Technology Solutions Corp. — Class A	947	(4.4%)	661
Interpublic Group of Companies, Inc.	1,401	(4.4%)	659
Netflix, Inc.*	58	(4.3%)	639
Fluor Corp.	659	(3.7%)	556
Pinnacle Foods, Inc.	498	(3.4%)	507
Hershey Co.	340	(3.1%)	469
ORBCOMM, Inc.*	3,314	(3.1%)	464
Mondelez International, Inc. — Class A	856	(3.1%)	463
Humana, Inc.	126	(3.1%)	457
Hospitality Properties Trust	1,225	(2.9%)	430
Anthem, Inc.	137	(2.8%)	419
Ryder System, Inc.	443	(2.7%)	398
TEGNA, Inc.	5,824	(2.7%)	397
Kulicke & Soffa Industries, Inc.	1,342	(1.4%)	208
Accenture plc — Class A	343	(0.8%)	115
Cousins Properties, Inc.	5,959	(0.7%)	105
Walt Disney Co.	252	(0.3%)	45
CA, Inc.	1,538	0.1%	(8)
Rexnord Corp.*	1,226	0.4%	(55)
Philip Morris International, Inc.	632	0.7%	(102)
Phillips 66	409	1.1%	(167)
Kansas City Southern	763	1.3%	(188)
Amazon.com, Inc.*	36	2.2%	(322)
CBRE Group, Inc. — Class A*	762	2.4%	(335)
Conagra Brands, Inc.	1,254	2.8%	(417)
United Natural Foods, Inc.*	959	3.1%	(465)
Broadridge Financial Solutions, Inc.	396	3.2%	(472)
Host Hotels & Resorts, Inc.	2,348	3.2%	(481)
DXC Technology Co.	872	3.5%	(520)
Paychex, Inc.	568	3.6%	(539)
Trinity Industries, Inc.	1,579	4.9%	(732)
Huntington Ingalls Industries, Inc.	143	5.0%	(740)
Varian Medical Systems, Inc.*	276	5.2%	(772)
Baxter International, Inc.	755	6.5%	(970)
United Therapeutics Corp.*	401	7.1%	(1,055)
ResMed, Inc.	297	7.2%	(1,075)
Mettler-Toledo International, Inc.*	71	7.5%	(1,126)
Newmont Mining Corp.	820	7.9%	(1,178)
Hartford Financial Services Group, Inc.	600	7.9%	(1,187)
Northern Trust Corp.	295	8.0%	(1,199)
Corning, Inc.	1,112	8.2%	(1,229)
Altria Group, Inc.	1,002	8.2%	(1,231)
Vector Group Ltd.	1,596	8.4%	(1,259)
HollyFrontier Corp.	320	8.5%	(1,270)
Fiserv, Inc.*	560	8.5%	(1,270)
Alcoa Corp.*	645	8.6%	(1,286)
Thermo Fisher Scientific, Inc.	248	8.7%	(1,303)
Williams Companies, Inc.	1,433	9.6%	(1,440)
Ameriprise Financial, Inc.	227	9.7%	(1,443)
Zoetis, Inc.	580	10.2%	(1,521)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Loss

CDW Corp.	433	10.2%	$(1,527)
Leidos Holdings, Inc.	569	10.9%	(1,628)
Louisiana-Pacific Corp.	1,178	10.9%	(1,631)
JetBlue Airways Corp.*	3,423	11.0%	(1,642)
State Street Corp.	324	11.3%	(1,687)
Wells Fargo & Co.	835	11.4%	(1,707)
Broadcom, Inc.	192	11.5%	(1,723)
Werner Enterprises, Inc.	849	11.7%	(1,749)
Allstate Corp.	777	12.1%	(1,807)
Bank of New York Mellon Corp.	553	12.4%	(1,856)
Spirit AeroSystems Holdings, Inc. — Class A	427	12.6%	(1,889)
Franklin Resources, Inc.	944	12.9%	(1,926)
Benchmark Electronics, Inc.	1,733	13.1%	(1,950)
Seagate Technology plc	557	13.4%	(1,998)
AbbVie, Inc.	319	13.4%	(2,007)
Fortune Brands Home & Security, Inc.	581	13.5%	(2,012)
Walmart, Inc.	378	13.6%	(2,025)
Honeywell International, Inc.	219	13.6%	(2,026)
Yum! Brands, Inc.	453	14.0%	(2,095)
Quanta Services, Inc.*	1,355	14.7%	(2,188)
Johnson Controls International plc	945	15.0%	(2,244)
Gilead Sciences, Inc.	1,373	15.1%	(2,249)
Caterpillar, Inc.	303	15.6%	(2,326)
Alaska Air Group, Inc.	530	15.7%	(2,343)
Abbott Laboratories	1,209	16.0%	(2,393)
PBF Energy, Inc. — Class A	494	16.4%	(2,449)
Pfizer, Inc.	4,013	16.5%	(2,468)
MetLife, Inc.	675	16.9%	(2,530)
Oshkosh Corp.	624	17.0%	(2,537)
Eaton Corporation plc	1,031	17.2%	(2,575)
Amdocs Ltd.	738	17.4%	(2,602)
Lions Gate Entertainment Corp. — Class A	2,253	17.4%	(2,602)
Arrow Electronics, Inc.*	884	18.8%	(2,805)
ARRIS International plc*	1,934	18.9%	(2,824)
Lincoln National Corp.	460	19.6%	(2,931)
LyondellBasell Industries N.V. — Class A	451	20.3%	(3,027)
United Parcel Service, Inc. — Class B	268	20.5%	(3,055)
Pentair plc	1,659	21.3%	(3,181)
Danaher Corp.	703	21.3%	(3,186)
Hill-Rom Holdings, Inc.	603	21.9%	(3,274)
Oracle Corp.	1,165	22.3%	(3,329)
Comcast Corp. — Class A	2,465	22.5%	(3,365)
Travelers Companies, Inc.	467	23.1%	(3,451)
KLA-Tencor Corp.	311	23.2%	(3,464)
Waters Corp.*	226	23.3%	(3,482)
Aflac, Inc.	1,271	23.5%	(3,503)
Lam Research Corp.	218	23.5%	(3,510)
TE Connectivity Ltd.	485	23.7%	(3,540)
International Paper Co.	664	23.8%	(3,554)
Bristol-Myers Squibb Co.	1,186	25.4%	(3,795)
AT&T, Inc.	820	25.6%	(3,817)
American Airlines Group, Inc.	733	25.7%	(3,836)
General Motors Co.	773	25.7%	(3,843)
Delta Air Lines, Inc.	1,239	26.0%	(3,879)
Huntsman Corp.	1,102	26.1%	(3,898)
Zimmer Biomet Holdings, Inc.	667	27.0%	(4,031)
Applied Materials, Inc.	876	27.6%	(4,127)
Walgreens Boots Alliance, Inc.	775	27.7%	(4,130)
Lear Corp.	257	27.8%	(4,149)
Micron Technology, Inc.*	525	27.8%	(4,152)
Bruker Corp.	1,222	28.2%	(4,216)
Meritor, Inc.*	2,191	28.6%	(4,264)
Edgewell Personal Care Co.*	2,001	29.0%	(4,330)
Intel Corp.	1,469	29.7%	(4,442)
ON Semiconductor Corp.*	2,251	30.1%	(4,492)
Dover Corp.	932	31.2%	(4,664)
Western Digital Corp.	432	31.3%	(4,674)
Parker-Hannifin Corp.	392	31.7%	(4,731)
MAXIMUS, Inc.	896	32.4%	(4,836)
HP, Inc.	4,492	32.6%	(4,874)
Perrigo Company plc	506	32.8%	(4,903)
Johnson & Johnson	948	33.7%	(5,038)
AECOM*	2,810	34.7%	(5,176)
Celgene Corp.*	585	35.3%	(5,272)
News Corp. — Class A	5,508	35.6%	(5,312)
Kimberly-Clark Corp.	1,583	35.9%	(5,359)
3M Co.	165	37.4%	(5,592)
JM Smucker Co.	757	38.7%	(5,783)
JPMorgan Chase & Co.	1,033	40.3%	(6,018)
United Rentals, Inc.*	301	40.8%	(6,086)
Lockheed Martin Corp.	102	41.9%	(6,259)
AGCO Corp.	782	41.9%	(6,259)
FedEx Corp.	245	42.8%	(6,390)
Berkshire Hathaway, Inc. — Class B*	276	44.5%	(6,641)
CVS Health Corp.	1,747	45.6%	(6,806)
Masco Corp.	1,639	46.5%	(6,946)
Belden, Inc.	581	47.0%	(7,024)
Crane Co.	615	47.3%	(7,056)
Mylan N.V.*	1,458	47.3%	(7,064)
Sanderson Farms, Inc.	483	50.8%	(7,588)
PACCAR, Inc.	1,317	51.6%	(7,697)
National Fuel Gas Co.	2,607	52.8%	(7,889)
Cirrus Logic, Inc.*	1,531	53.9%	(8,050)
Tech Data Corp.*	366	55.6%	(8,301)
Owens-Illinois, Inc.*	1,719	55.7%	(8,316)
Bank of America Corp.	2,666	56.2%	(8,384)
Coherent, Inc.*	190	59.7%	(8,921)
International Business Machines Corp.	542	59.9%	(8,939)
Prudential Financial, Inc.	652	60.5%	(9,039)
Biogen, Inc.*	271	65.8%	(9,823)

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Gain (Loss)

Southwest Airlines Co.	1,716	75.3%	$(11,245)
Principal Financial Group, Inc.	1,133	79.2%	(11,829)
Owens Corning	638	83.4%	(12,454)
McKesson Corp.	801	95.1%	(14,204)
Pilgrim's Pride Corp.*	3,099	114.6%	(17,106)
Tyson Foods, Inc. — Class A	1,675	115.8%	(17,287)
Molson Coors Brewing Co. — Class B	1,617	124.3%	(18,558)
Copa Holdings S.A. — Class A	720	136.4%	(20,361)
Cummins, Inc.	780	168.6%	(25,181)
Ingredion, Inc.	1,325	178.3%	(26,623)
Cardinal Health, Inc.	1,980	187.4%	(27,975)
Total Custom Basket of Long Securities			(14,932)

CUSTOM BASKET OF SHORT SECURITIES[5]
Healthcare Services Group, Inc.	(6,053)	(2.7%)	44,641
ABM Industries, Inc.	(7,738)	(2.5%)	40,603
Albemarle Corp.	(995)	(2.3%)	38,384
Goldman Sachs Group, Inc.	(1,111)	(1.8%)	29,573
LendingTree, Inc.*	(358)	(1.7%)	28,710
National Instruments Corp.	(3,455)	(1.3%)	21,901
NewMarket Corp.	(977)	(1.2%)	19,264
Charles Schwab Corp.	(3,300)	(1.0%)	16,303
Sensient Technologies Corp.	(1,964)	(0.7%)	12,348
Robert Half International, Inc.	(2,427)	(0.7%)	12,050
Allegheny Technologies, Inc.*	(6,587)	(0.7%)	11,786
First Horizon National Corp.	(8,076)	(0.7%)	10,775
Workday, Inc. — Class A*	(806)	(0.6%)	10,058
Texas Capital Bancshares, Inc.*	(1,257)	(0.6%)	9,389
Valley National Bancorp	(17,035)	(0.6%)	9,104
Ball Corp.	(2,519)	(0.5%)	8,813
Pinnacle Financial Partners, Inc.	(2,933)	(0.5%)	8,784
SEI Investments Co.	(1,745)	(0.5%)	8,535
Marriott International, Inc. — Class A	(681)	(0.5%)	8,331
Sterling Bancorp	(6,950)	(0.5%)	8,174
Nucor Corp.	(1,689)	(0.4%)	6,950
BB&T Corp.	(1,844)	(0.4%)	6,885
Washington Federal, Inc.	(2,996)	(0.4%)	6,851
Halliburton Co.	(2,511)	(0.4%)	6,724
Compass Minerals International, Inc.	(3,640)	(0.4%)	6,650
New York Community Bancorp, Inc.	(9,717)	(0.3%)	5,748
Xylem, Inc.	(1,335)	(0.3%)	5,624
Summit Materials, Inc. — Class A*	(3,506)	(0.3%)	5,367
Synovus Financial Corp.	(1,701)	(0.3%)	5,273
Air Products & Chemicals, Inc.	(567)	(0.3%)	5,239
Mosaic Co.	(3,232)	(0.3%)	5,151
RenaissanceRe Holdings Ltd.	(1,176)	(0.3%)	5,002
Investors Bancorp, Inc.	(13,281)	(0.3%)	4,924
Sealed Air Corp.	(3,331)	(0.3%)	4,874
Huntington Bancshares, Inc.	(6,118)	(0.3%)	4,806
Aon plc	(681)	(0.3%)	4,406
Avery Dennison Corp.	(888)	(0.3%)	4,205
McDonald's Corp.	(578)	(0.2%)	3,922
JBG SMITH Properties	(4,137)	(0.2%)	3,921
Associated Banc-Corp.	(4,867)	(0.2%)	3,303
PVH Corp.	(574)	(0.2%)	3,298
Waste Management, Inc.	(1,590)	(0.2%)	3,217
Capitol Federal Financial, Inc.	(21,724)	(0.2%)	3,186
Platform Specialty Products Corp.*	(7,898)	(0.2%)	3,087
MarketAxess Holdings, Inc.	(697)	(0.2%)	2,839
TripAdvisor, Inc.*	(1,634)	(0.1%)	2,430
KAR Auction Services, Inc.	(2,490)	(0.1%)	2,259
Alleghany Corp.	(165)	(0.1%)	2,140
Martin Marietta Materials, Inc.	(591)	(0.1%)	2,137
People's United Financial, Inc.	(6,783)	(0.1%)	2,011
Intercontinental Exchange, Inc.	(1,263)	(0.1%)	1,849
Aramark	(5,260)	(0.1%)	1,169
First Republic Bank	(2,398)	0.0%	738
Markel Corp.*	(371)	0.0%	654
ServiceNow, Inc.*	(580)	0.0%	605
salesforce.com, Inc.*	(1,289)	0.0%	493
Cimpress N.V.*	(678)	0.0%	445
Eaton Vance Corp.	(1,951)	0.0%	430
AptarGroup, Inc.	(2,398)	0.0%	380
Republic Services, Inc. — Class A	(1,965)	0.0%	61
Covanta Holding Corp.	(19,555)	0.0%	36
Parsley Energy, Inc. — Class A*	(3,327)	0.0%	(6)
PPG Industries, Inc.	(920)	0.0%	(96)
IBERIABANK Corp.	(1,408)	0.0%	(154)
Wendy's Co.	(10,047)	0.0%	(204)
Crown Castle International Corp.	(1,915)	0.0%	(548)
Everest Re Group Ltd.	(420)	0.1%	(966)
Camden Property Trust	(2,529)	0.1%	(988)
WR Grace & Co.	(2,911)	0.1%	(1,127)
Core Laboratories N.V.	(937)	0.1%	(1,544)
Alexandria Real Estate Equities, Inc.	(2,453)	0.1%	(1,613)
Essex Property Trust, Inc.	(649)	0.1%	(1,671)
Signature Bank*	(979)	0.1%	(1,873)
Royal Gold, Inc.	(1,017)	0.1%	(1,978)
Glacier Bancorp, Inc.	(2,793)	0.1%	(2,052)
FireEye, Inc.*	(5,563)	0.1%	(2,357)
FactSet Research Systems, Inc.	(635)	0.2%	(2,536)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Loss

CyrusOne, Inc.	(2,967)	0.2%	$(2,608)
Alliant Energy Corp.	(2,714)	0.2%	(2,784)
Multi-Color Corp.	(2,974)	0.2%	(2,790)
Equifax, Inc.	(882)	0.2%	(3,125)
Texas Roadhouse, Inc. — Class A	(1,464)	0.2%	(3,225)
National Oilwell Varco, Inc.	(2,784)	0.2%	(3,228)
Charter Communications, Inc. — Class A*	(437)	0.2%	(3,257)
Extraction Oil & Gas, Inc.*	(7,482)	0.2%	(3,820)
Diamondback Energy, Inc.	(814)	0.2%	(3,938)
Vulcan Materials Co.	(1,474)	0.2%	(3,977)
Commercial Metals Co.	(8,639)	0.2%	(4,193)
SBA Communications Corp.*	(954)	0.3%	(5,026)
Sherwin-Williams Co.	(590)	0.3%	(5,082)
Tesla, Inc.*	(186)	0.3%	(5,147)
Costco Wholesale Corp.	(465)	0.4%	(5,948)
Vornado Realty Trust	(3,283)	0.4%	(6,418)
Washington Real Estate Investment Trust	(5,099)	0.4%	(6,624)
Cannae Holdings, Inc.*	(7,408)	0.4%	(6,911)
Equinix, Inc.	(362)	0.4%	(7,323)
Invitation Homes, Inc.	(9,579)	0.5%	(7,666)
Healthcare Realty Trust, Inc.	(3,517)	0.5%	(7,785)
Dominion Energy, Inc.	(3,378)	0.5%	(7,920)
Realty Income Corp.	(3,031)	0.5%	(8,040)
Booking Holdings, Inc.*	(45)	0.5%	(8,519)
American Tower Corp. — Class A	(973)	0.5%	(8,881)
AvalonBay Communities, Inc.	(723)	0.5%	(9,121)
Terreno Realty Corp.	(9,098)	0.6%	(9,456)
Douglas Emmett, Inc.	(6,800)	0.6%	(9,503)
Federal Realty Investment Trust	(821)	0.6%	(9,719)
FMC Corp.	(2,221)	0.6%	(9,865)
Eversource Energy	(2,113)	0.6%	(10,042)
Boston Properties, Inc.	(1,869)	0.6%	(10,366)
IHS Markit Ltd.*	(9,065)	0.7%	(10,971)
Howard Hughes Corp.*	(1,728)	0.7%	(11,010)
Equity Residential	(1,484)	0.7%	(11,491)
TransDigm Group, Inc.	(371)	0.7%	(11,515)
Gartner, Inc.*	(1,154)	0.7%	(11,660)
NiSource, Inc.	(5,872)	0.7%	(11,832)
PriceSmart, Inc.	(2,579)	0.7%	(12,240)
Southern Copper Corp.	(6,288)	0.7%	(12,299)
MSA Safety, Inc.	(2,656)	0.8%	(12,757)
HCP, Inc.	(6,923)	0.8%	(12,880)
Equity LifeStyle Properties, Inc.	(3,374)	0.8%	(13,096)
RPM International, Inc.	(1,868)	0.8%	(13,627)
Tyler Technologies, Inc.*	(584)	0.8%	(13,708)
Hudson Pacific Properties, Inc.	(4,252)	0.8%	(13,794)
Digital Realty Trust, Inc.	(2,145)	0.8%	(13,946)
Axis Capital Holdings Ltd.	(3,729)	0.9%	(14,255)
Ultimate Software Group, Inc.*	(445)	0.9%	(14,371)
SL Green Realty Corp.	(1,854)	0.9%	(15,180)
Rexford Industrial Realty, Inc.	(7,103)	0.9%	(15,481)
Redwood Trust, Inc.	(8,606)	0.9%	(15,786)
SPS Commerce, Inc.*	(1,847)	1.0%	(16,365)
South Jersey Industries, Inc.	(4,206)	1.0%	(16,811)
American Campus Communities, Inc.	(6,694)	1.0%	(16,894)
Cornerstone OnDemand, Inc.*	(1,862)	1.0%	(16,942)
Ashland Global Holdings, Inc.	(1,967)	1.0%	(17,250)
Ecolab, Inc.	(2,511)	1.0%	(17,347)
Pegasystems, Inc.	(2,261)	1.0%	(17,363)
American Water Works Company, Inc.	(2,841)	1.1%	(17,695)
White Mountains Insurance Group Ltd.	(229)	1.1%	(18,167)
Pool Corp.	(693)	1.1%	(18,902)
Moody's Corp.	(1,063)	1.2%	(19,368)
Crocs, Inc.*	(4,925)	1.2%	(19,674)
Semtech Corp.*	(1,989)	1.2%	(19,744)
Public Storage	(935)	1.2%	(20,479)
Healthcare Trust of America, Inc. — Class A	(14,066)	1.3%	(20,844)
Under Armour, Inc. — Class A*	(5,292)	1.4%	(23,973)
WD-40 Co.	(742)	1.5%	(24,753)
Hess Corp.	(2,749)	1.6%	(25,993)
Duke Realty Corp.	(6,990)	1.6%	(27,163)
Retail Opportunity Investments Corp.	(14,824)	1.7%	(27,930)
Monolithic Power Systems, Inc.	(1,130)	1.7%	(28,327)
UDR, Inc.	(6,890)	1.7%	(28,862)
Sun Communities, Inc.	(4,313)	1.8%	(29,080)
RLI Corp.	(4,261)	1.8%	(29,281)
Tetra Tech, Inc.	(4,009)	1.8%	(29,438)
PTC, Inc.*	(1,038)	1.8%	(29,713)
Vail Resorts, Inc.	(467)	1.8%	(29,838)
MSCI, Inc. — Class A	(935)	1.9%	(31,908)
Ingevity Corp.*	(1,678)	1.9%	(31,930)
Kilroy Realty Corp.	(3,189)	1.9%	(32,053)
Mobile Mini, Inc.	(8,382)	2.0%	(33,707)
CarMax, Inc.*	(3,837)	2.1%	(35,080)
Ollie's Bargain Outlet Holdings, Inc.*	(1,273)	2.1%	(35,144)
HB Fuller Co.	(8,600)	2.2%	(36,252)
Shake Shack, Inc. — Class A*	(1,486)	2.2%	(36,688)
EastGroup Properties, Inc.	(2,886)	2.4%	(39,206)
ASGN, Inc.*	(4,795)	2.7%	(44,272)
TransUnion	(2,807)	2.7%	(45,443)
Insperity, Inc.	(1,606)	3.5%	(57,631)
Balchem Corp.	(3,633)	3.6%	(60,179)
Rollins, Inc.	(9,021)	3.9%	(64,115)

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
LONG SHORT EQUITY FUND

	Shares	Percentage Value	Value and Unrealized Loss

Verisk Analytics, Inc. — Class A*	(4,290)	4.0%	$(66,578)
Exponent, Inc.	(7,039)	4.3%	(70,726)
Cintas Corp.	(2,245)	4.6%	(76,677)
Team, Inc.*	(8,232)	4.7%	(78,330)
Copart, Inc.*	(4,478)	4.8%	(79,493)
CoStar Group, Inc.*	(1,089)	6.3%	(104,417)
Total Custom Basket of Short Securities			(1,655,129)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at June 30, 2018.
[2]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[3]	Rate indicated is the 7 day yield as of June 30, 2018.
[4]	Securities lending collateral — See Note 7.
[5]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2018.
[6]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$32,150,351	$—	$—	$32,150,351
Money Market Fund	2,782,786	—	—	2,782,786
Securities Lending Collateral	54,979	—	—	54,979
Total Assets	$34,988,116	$—	$—	$34,988,116

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements*	$—	$1,670,061	$—	$1,670,061

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $53,837 of securities loaned (cost $34,327,423)	$34,988,116
Receivables:
Dividends	43,433
Fund shares sold	1,022
Securities lending income	14
Total assets	35,032,585

Liabilities:
Unrealized depreciation on swap agreements	1,670,061
Payable for:
Swap settlement	1,547,678
Return of securities loaned	54,979
Management fees	23,504
Fund shares redeemed	23,090
Investor service fees	6,529
Transfer agent and administrative fees	2,612
Portfolio accounting fees	2,612
Trustees’ fees*	871
Miscellaneous	41,614
Total liabilities	3,373,550
Commitments and contingent liabilities (Note 11)	—
Net assets	$31,659,035

Net assets consist of:
Paid in capital	$29,158,935
Undistributed net investment income	96,158
Accumulated net realized gain on investments	3,413,310
Net unrealized depreciation on investments	(1,009,368)
Net assets	$31,659,035
Capital shares outstanding	1,952,674
Net asset value per share	$16.21

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $208)	$379,816
Income from securities lending, net	4,164
Total investment income	383,980

Expenses:
Management fees	165,555
Investor service fees	45,987
Transfer agent and administrative fees	18,395
Professional fees	31,622
Portfolio accounting fees	18,395
Trustees’ fees*	4,340
Custodian fees	2,856
Miscellaneous	4,673
Total expenses	291,823
Less:
Expenses waived by Adviser	(68)
Net expenses	291,755
Net investment income	92,225

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,451,736
Swap agreements	(2,309,548)
Net realized loss	(857,812)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,706,073)
Swap agreements	(649,992)
Net change in unrealized appreciation (depreciation)	(2,356,065)
Net realized and unrealized loss	(3,213,877)
Net decrease in net assets resulting from operations	$(3,121,652)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$92,225	$(108,977)
Net realized gain (loss) on investments	(857,812)	5,663,923
Net change in unrealized appreciation (depreciation) on investments	(2,356,065)	(663,755)
Net increase (decrease) in net assets resulting from operations	(3,121,652)	4,891,191

Distributions to shareholders from:
Net investment income	—	(126,120)
Total distributions to shareholders	—	(126,120)

Capital share transactions:
Proceeds from sale of shares	6,854,337	10,449,559
Distributions reinvested	—	126,120
Cost of shares redeemed	(11,211,471)	(8,089,622)
Net increase (decrease) from capital share transactions	(4,357,134)	2,486,057
Net increase (decrease) in net assets	(7,478,786)	7,251,128

Net assets:
Beginning of period	39,137,821	31,886,693
End of period	$31,659,035	$39,137,821
Undistributed net investment income at end of period	$96,158	$3,933

Capital share activity:
Shares sold	389,913	649,140
Shares issued from reinvestment of distributions	—	7,922
Shares redeemed	(661,931)	(506,416)
Net increase (decrease) in shares	(272,018)	150,646

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$17.59	$15.37	$15.27	$15.08	$14.67	$12.49
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.05)	.01	(.11)	(.09)	(.14)
Net gain (loss) on investments (realized and unrealized)	(1.42)	2.33	.09	.30	.50	2.32
Total from investment operations	(1.38)	2.28	.10	.19	.41	2.18
Less distributions from:
Net investment income	—	(.06)	—	—	—	(—)[c]
Total distributions	—	(.06)	—	—	—	(—)[c]
Net asset value, end of period	$16.21	$17.59	$15.37	$15.27	$15.08	$14.67

Total Return[d]	(7.85%)	14.85%	0.65%	1.26%	2.79%	17.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,659	$39,138	$31,887	$39,120	$30,041	$45,295
Ratios to average net assets:
Net investment income (loss)	0.50%	(0.32%)	0.04%	(0.71%)	(0.63%)	(1.05%)
Total expenses[e,g]	1.59%	1.78%	2.22%	2.28%	2.12%	2.28%
Net expenses[f]	1.59%	1.78%	2.22%	2.28%	2.12%	2.28%
Portfolio turnover rate	185%	258%	239%	244%	316%	292%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from net investment income are less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers, as applicable.
[g]	Total expenses may include interest and dividend expense. Excluding interest and dividend expense related to short sales, net expense ratios for the periods presented would be:

06/30/18	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13
1.58%	1.61%	1.56%	1.51%	1.57%	1.62%

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

GLOBAL MANAGED FUTURES STRATEGY FUND

OBJECTIVE: Seeks to achieve positive absolute returns.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: November 7, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	42.1%
Guggenheim Strategy Fund II	16.8%
Guggenheim Strategy Fund I	12.7%
Guggenheim Strategy Fund III	11.6%
Top Ten Total	83.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 Month‡	1 Year	5 Year	Since Inception (11/07/08)
Global Managed Futures Strategy Fund	(3.81%)	5.09%	0.40%	(3.18%)
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.81%	1.36%	0.42%	0.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 83.2%
Guggenheim Variable Insurance Strategy Fund III[1]	237,938	$5,965,105
Guggenheim Strategy Fund II1	95,492	2,386,342
Guggenheim Strategy Fund I1	72,153	1,806,719
Guggenheim Strategy Fund III[1]	65,843	1,645,415
Total Mutual Funds
(Cost $11,726,519)		11,803,581

	Face Amount

U.S. TREASURY BILLS†† - 11.0%
U.S. Treasury Bills
1.72% due 07/12/18[2,3,4]	$1,556,000	1,555,275
Total U.S. Treasury Bills
(Cost $1,555,151)		1,555,275

REPURCHASE AGREEMENTS††,5 - 6.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	522,092	522,092
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	256,372	256,372
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	170,915	170,915
Total Repurchase Agreements
(Cost $949,379)		949,379

Total Investments - 100.9%
(Cost $14,231,049)		$14,308,235
Other Assets & Liabilities, net - (0.9)%		(130,086)
Total Net Assets - 100.0%		$14,178,149

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Interest Rate Futures Contracts Purchased†
Euro - OATS Futures Contracts††	25	Sep 2018	$4,503,153	$51,582
Euro - Bund Futures Contracts	12	Sep 2018	2,275,852	11,199
Euro - Bobl Futures Contracts	39	Sep 2018	6,016,674	8,578
Euro - Schatz Futures Contracts	109	Sep 2018	14,265,203	4,560
Euro - 30 year Bond Futures Contracts	2	Sep 2018	414,246	3,966
U.S. Treasury Ultra Long Bond Futures Contracts	2	Sep 2018	318,687	3,653
Canadian Government 10 Year Bond Futures Contracts††	8	Sep 2018	831,626	(3,337)
			$28,625,441	$80,201
Commodity Futures Contracts Purchased†
WTI Crude Futures Contracts	8	Aug 2018	$594,400	$49,114
Brent Crude Futures Contracts	7	Sep 2018	553,560	18,199
Cattle Feeder Futures Contracts	2	Aug 2018	151,325	5,541
Gasoline RBOB Futures Contracts	3	Aug 2018	270,547	4,951
Low Sulphur Gas Oil Futures Contracts	2	Aug 2018	135,350	2,227
Cocoa Futures Contracts	4	Sep 2018	100,280	1,529
Hard Red Winter Wheat Futures Contracts	2	Sep 2018	48,750	917
LME Primary Aluminum Futures Contracts	1	Aug 2018	53,175	(3,677)
Soybean Meal Futures Contracts	6	Dec 2018	197,520	(5,727)
LME Zinc Futures Contracts	1	Aug 2018	71,563	(8,933)
LME Nickel Futures Contracts	4	Aug 2018	356,772	(17,726)
Cotton #2 Futures Contracts	10	Dec 2018	420,250	(29,343)
			$2,953,492	$17,072
Currency Futures Contracts Purchased†
New Zealand Dollar Futures Contracts	1	Sep 2018	$67,730	$(1,611)

Equity Futures Contracts Purchased†
SPI 200 Index Futures Contracts	14	Sep 2018	$1,600,141	$21,999
S&P/TSX 60 IX Index Futures Contracts	4	Sep 2018	586,507	3,057
OMX Stockholm 30 Index Futures Contracts††	5	Jul 2018	86,373	(208)
S&P 500 Index Mini Futures Contracts	5	Sep 2018	680,187	(1,922)
FTSE 100 Index Futures Contracts	6	Sep 2018	599,113	(2,275)

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Equity Futures Contracts Purchased (continued)
Russell 2000 Index Mini Futures Contracts	9	Sep 2018	$741,015	$(5,706)
NASDAQ-100 Index Mini Futures Contracts	6	Sep 2018	847,470	(10,880)
Hang Seng Index Futures Contracts††	3	Jul 2018	546,853	(11,633)
CAC 40 10 Euro Index Futures Contracts	11	Jul 2018	680,628	(19,660)
Dow Jones Industrial Average Index Mini Futures Contracts	7	Sep 2018	849,100	(20,310)
Tokyo Stock Price Index Futures Contracts	5	Sep 2018	777,708	(22,183)
Amsterdam Index Futures Contracts	8	Jul 2018	1,025,689	(29,840)
			$9,020,784	$(99,561)
Commodity Futures Contracts Sold Short†
Corn Futures Contracts	18	Sep 2018	$323,325	$20,562
Soybean Oil Futures Contracts	40	Dec 2018	714,480	19,083
Soybean Futures Contracts	12	Nov 2018	527,700	17,803
Silver Futures Contracts	3	Sep 2018	242,175	13,881
Coffee 'C' Futures Contracts	10	Sep 2018	430,875	13,202
Wheat Futures Contracts	4	Sep 2018	100,400	6,074
Platinum Futures Contracts	3	Oct 2018	128,505	5,211
LME Lead Futures Contracts	3	Aug 2018	180,806	3,937
Natural Gas Futures Contracts	9	Aug 2018	263,160	1,500
Lean Hogs Futures Contracts	1	Aug 2018	30,550	1,306
Copper Futures Contracts	1	Sep 2018	74,163	(5)
Gold 100 oz. Futures Contracts	1	Aug 2018	125,380	(252)
NY Harbor ULSD Futures Contracts	2	Aug 2018	185,321	(2,577)
Live Cattle Futures Contracts	16	Aug 2018	683,040	(22,726)
			$4,009,880	$76,999
Equity Futures Contracts Sold Short†
DAX Index Futures Contracts	2	Sep 2018	$716,312	$33,921
IBEX 35 Index Futures Contracts††	8	Jul 2018	890,841	25,370
HSCEI Index Futures Contracts††	5	Jul 2018	345,299	11,166
Euro STOXX 50 Index Futures Contracts	2	Sep 2018	78,795	1,941
MSCI EAFE Index Mini Futures Contracts	1	Sep 2018	53,165	113
FTSE/JSE TOP 40 Index Futures Contracts††	3	Sep 2018	112,277	(548)
MSCI Taiwan Stock Index Futures Contracts	2	Jul 2018	77,540	(1,447)
			$2,274,229	$70,516
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	52	Sep 2018	$3,849,560	$49,223
Canadian Dollar Futures Contracts	37	Sep 2018	2,817,920	19,038
British Pound Futures Contracts	23	Sep 2018	1,903,681	7,847
Japanese Yen Futures Contracts	2	Sep 2018	226,988	865
Euro FX Futures Contracts	8	Sep 2018	1,174,400	815
Mexican Peso Futures Contracts	20	Sep 2018	497,300	(20,810)
			$10,469,849	$56,978
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 2 Year Note Futures Contracts	54	Sep 2018	$11,439,563	$1,307
U.S. Treasury Long Bond Futures Contracts	6	Sep 2018	869,250	792
Euro - BTP Italian Government Bond Futures Contracts††	1	Sep 2018	148,517	54
Long Gilt Futures Contracts††	10	Sep 2018	1,623,134	(466)
Australian Government 10 Year Bond Futures Contracts	19	Sep 2018	1,819,843	(1,170)
Australian Government 3 Year Bond Futures Contracts	26	Sep 2018	2,142,580	(8,315)
U.S. Treasury 5 Year Note Futures Contracts	70	Sep 2018	7,952,109	(11,795)
U.S. Treasury 10 Year Note Futures Contracts	41	Sep 2018	4,927,047	(12,772)
			$30,922,043	$(32,365)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Zero coupon rate security.
[4]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$11,803,581	$—	$—	$11,803,581
U.S. Treasury Bills	—	1,555,275	—	1,555,275
Repurchase Agreements	—	949,379	—	949,379
Commodity Futures Contracts*	185,037	—	—	185,037
Equity Futures Contracts*	61,031	36,536	—	97,567
Interest Rate Futures Contracts*	34,055	51,636	—	85,691
Currency Futures Contracts*	77,788	—	—	77,788
Total Assets	$12,161,492	$2,592,826	$—	$14,754,318

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$114,223	$12,389	$—	$126,612
Commodity Futures Contracts*	90,966	—	—	90,966
Interest Rate Futures Contracts*	34,052	3,803	—	37,855
Currency Futures Contracts*	22,421	—	—	22,421
Total Liabilities	$261,662	$16,192	$—	$277,854

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
GLOBAL MANAGED FUTURES STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, and Guggenheim Variable Insurance Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,786,058	$22,101	$—	$—	$(1,440)	$1,806,719	$72,153	$22,047
Guggenheim Strategy Fund II	3,349,880	37,979	(1,000,000)	5,436	(6,953)	2,386,342	95,492	37,947
Guggenheim Strategy Fund III	1,627,129	20,264	—	—	(1,978)	1,645,415	65,843	20,202
Guggenheim Variable Insurance Strategy Fund III	5,897,587	77,022	—	—	(9,504)	5,965,105	237,938	76,587
	$12,660,654	$157,366	$(1,000,000)	$5,436	$(19,875)	$11,803,581		$156,783

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $1,555,151)	$1,555,275
Investments in affiliated issuers, at value (cost $11,726,519)	11,803,581
Repurchase agreements, at value (cost $949,379)	949,379
Foreign currency, at value (cost $8,292)	8,238
Segregated cash with broker	25,015
Receivables:
Dividends	29,398
Fund shares sold	920
Interest	110
Total assets	14,371,916

Liabilities:
Overdraft due to custodian bank	5,807
Payable for:
Variation margin	115,332
Securities purchased	30,632
Management fees	10,426
Investor service fees	2,898
Transfer agent and administrative fees	1,159
Portfolio accounting fees	1,159
Fund shares redeemed	650
Trustees’ fees*	376
Miscellaneous	25,328
Total liabilities	193,767
Commitments and contingent liabilities (Note 11)	—
Net assets	$14,178,149

Net assets consist of:
Paid in capital	$15,152,912
Accumulated net investment loss	(453,022)
Accumulated net realized loss on investments	(767,140)
Net unrealized appreciation on investments	245,399
Net assets	$14,178,149
Capital shares outstanding	863,863
Net asset value per share	$16.41

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$156,783
Interest	17,705
Total investment income	174,488

Expenses:
Management fees	69,979
Investor service fees	18,471
Transfer agent and administrative fees	7,388
Professional fees	11,994
Portfolio accounting fees	7,389
Trustees’ fees*	1,615
Custodian fees	984
Miscellaneous	4,898
Total expenses	122,718
Less:
Expenses waived by Adviser	(3,471)
Net expenses	119,247
Net investment income	55,241

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4
Investments in affiliated issuers	5,436
Futures contracts	(497,331)
Foreign currency transactions	3,948
Net realized loss	(487,943)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	339
Investments in affiliated issuers	(19,875)
Futures contracts	(120,424)
Foreign currency translations	220
Net change in unrealized appreciation (depreciation)	(139,740)
Net realized and unrealized loss	(627,683)
Net decrease in net assets resulting from operations	$(572,442)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$55,241	$90,084
Net realized gain (loss) on investments	(487,943)	1,169,869
Net change in unrealized appreciation (depreciation) on investments	(139,740)	(18,544)
Net increase (decrease) in net assets resulting from operations	(572,442)	1,241,409

Distributions to shareholders from:
Net investment income	—	(224,098)
Total distributions to shareholders	—	(224,098)

Capital share transactions:
Proceeds from sale of shares	1,970,797	3,928,863
Distributions reinvested	—	224,098
Cost of shares redeemed	(2,011,675)	(5,160,335)
Net decrease from capital share transactions	(40,878)	(1,007,374)
Net increase (decrease) in net assets	(613,320)	9,937

Net assets:
Beginning of period	14,791,469	14,781,532
End of period	$14,178,149	$14,791,469
Accumulated net investment loss at end of period	$(453,022)	$(508,263)

Capital share activity:
Shares sold	114,251	241,110
Shares issued from reinvestment of distributions	—	14,192
Shares redeemed	(117,474)	(316,195)
Net decrease in shares	(3,223)	(60,893)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

GLOBAL MANAGED FUTURES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$17.06	$15.93	$19.42	$20.89	$18.60	$18.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.06	.10	.06	(.07)	(.12)	(.29)
Net gain (loss) on investments (realized and unrealized)	(.71)	1.27	(2.88)	(.25)	2.41	.74
Total from investment operations	(.65)	1.37	(2.82)	(.32)	2.29	.45
Less distributions from:
Net investment income	—	(.24)	(.67)	(.48)	—	—
Net realized gains	—	—	—	(.67)	—	—
Total distributions	—	(.24)	(.67)	(1.15)	—	—
Net asset value, end of period	$16.41	$17.06	$15.93	$19.42	$20.89	$18.60

Total Return[c]	(3.81%)	8.71%	(14.77%)	(1.55%)	12.08%	2.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,178	$14,791	$14,782	$17,536	$11,433	$9,231
Ratios to average net assets:
Net investment income (loss)	0.75%	0.59%	0.32%	(0.35%)	(0.67%)	(1.60%)
Total expenses[d]	1.66%	1.69%	1.69%	1.65%	1.67%	1.76%
Net expenses[e]	1.61%	1.64%	1.62%	1.57%	1.60%	1.64%
Portfolio turnover rate	1%	1%	39%	33%	43%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

MULTI-HEDGE STRATEGIES FUND

OBJECTIVE: Seeks to provide long-term capital appreciation with less risk than traditional equity funds.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: November 29, 2005

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Variable Insurance Strategy Fund III	10.3%
Guggenheim Strategy Fund III	10.3%
Guggenheim Strategy Fund II	9.6%
NXP Semiconductor N.V.	1.8%
Cavium, Inc.	1.4%
Capella Education Co.	1.4%
Guggenheim Strategy Fund I	1.4%
Infinity Property & Casualty Corp.	1.0%
Aetna, Inc.	1.0%
Xcerra Corp.	1.0%
Top Ten Total	39.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Multi-Hedge Strategies Fund	(4.95%)	(1.63%)	0.84%	(0.43%)
S&P 500 Index	2.65%	14.37%	13.42%	10.17%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.81%	1.36%	0.42%	0.35%
HFRX Global Hedge Fund Index	(0.85%)	2.47%	1.32%	(0.40%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The HFRX Global Hedge Fund Index, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 20.1%

Technology - 4.7%
NXP Semiconductor N.V.*	6,574	$718,341
Cavium, Inc.*,1	6,618	572,457
Xcerra Corp.*	27,748	387,640
VeriFone Systems, Inc.*	6,853	156,385
salesforce.com, Inc.*	42	5,729
Total Technology		1,840,552

Financial - 4.4%
Infinity Property & Casualty Corp.	2,848	405,413
Validus Holdings Ltd.[1]	5,206	351,926
MTGE Investment Corp. REIT	15,458	302,977
XL Group Ltd.	4,219	236,053
CoBiz Financial, Inc.	10,260	220,385
PHH Corp.*	14,744	160,120
Genworth Financial, Inc. — Class A*	13,429	60,430
Total Financial		1,737,304

Consumer, Non-cyclical - 4.0%
Capella Education Co.[1]	5,504	543,245
Aetna, Inc.	2,195	402,782
Pinnacle Foods, Inc.	5,599	364,271
Envision Healthcare Corp.*	3,256	143,297
NxStage Medical, Inc.*,1	4,860	135,594
Total Consumer, Non-cyclical		1,589,189

Consumer, Cyclical - 1.7%
Pinnacle Entertainment, Inc.*,1	11,483	387,322
ILG, Inc.	8,882	293,372
Total Consumer, Cyclical		680,694

Utilities - 1.6%
WGL Holdings, Inc.[1]	3,198	283,823
Vectren Corp.	2,169	154,975
Avista Corp.[1]	2,407	126,753
Connecticut Water Service, Inc.	1,255	81,977
Total Utilities		647,528

Energy - 1.5%
RSP Permian, Inc.*	6,883	302,990
Rice Midstream Partners, LP	17,005	289,425
Total Energy		592,415

Communications - 1.3%
Hawaiian Telcom Holdco, Inc.*,1	6,191	179,044
Sprint Corp.*,2	22,267	121,132
Tribune Media Co. — Class A1	3,131	119,823
Oclaro, Inc.*	8,661	77,343
AT&T, Inc.	1	23
Total Communications		497,365

Industrial - 0.9%
KapStone Paper and Packaging Corp.[1]	5,148	177,606
Rockwell Collins, Inc.[1]	1,247	167,946
Total Industrial		345,552

Total Common Stocks
(Cost $7,641,431)		7,930,599

RIGHTS† - 0.0%
Royce Value Trust
Expires 07/03/18	770	19
Total Rights
(Cost $—)		19

MUTUAL FUNDS† - 31.6%
Guggenheim Variable Insurance Strategy Fund III[3]	162,705	4,079,004
Guggenheim Strategy Fund III[3]	163,108	4,076,058
Guggenheim Strategy Fund II3	151,539	3,786,962
Guggenheim Strategy Fund I3	21,525	538,990
Total Mutual Funds
(Cost $12,499,047)		12,481,014

CLOSED-END FUNDS† - 8.8%
Dividend and Income Fund	12,822	158,095
RMR Real Estate Income Fund	7,931	145,058
GDL Fund	12,243	112,391
Eagle Growth & Income Opportunities Fund[2]	6,625	101,893
Herzfeld Caribbean Basin Fund, Inc.	10,020	66,232
Boulder Growth & Income Fund, Inc.	5,334	54,834
Adams Natural Resources Fund, Inc.	2,667	53,580
First Trust High Income Long/Short Fund	3,408	50,199
Gabelli Healthcare & WellnessRx Trust	4,805	48,146
Nuveen New Jersey Quality Municipal Income Fund	3,689	48,141
General American Investors Company, Inc.	1,388	47,664
Eaton Vance California Municipal Income Trust	3,743	42,904
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	3,054	34,785
Adams Diversified Equity Fund, Inc.	2,236	34,479
Franklin Universal Trust	5,082	33,948
Neuberger Berman California Intermediate Municipal Fund, Inc.	2,706	33,879
Cushing Energy Income Fund	3,604	33,373
Neuberger Berman High Yield Strategies Fund, Inc.	2,952	31,941
PGIM Global Short Duration High Yield Fund, Inc.	2,325	31,759
Bancroft Fund Ltd.	1,354	29,626
Nuveen Connecticut Quality Municipal Income Fund	2,398	28,488
Templeton Dragon Fund, Inc.	1,284	27,362
Mexico Fund, Inc.	1,800	27,252
PGIM Short Duration High Yield Fund, Inc.	1,896	26,544

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Nuveen Texas Quality Municipal Income Fund	2,060	$26,327
Mexico Equity & Income Fund, Inc.	2,533	26,166
Brookfield Global Listed Infrastructure Income Fund, Inc.	2,156	26,066
Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,889	26,056
Eaton Vance Limited Duration Income Fund	2,030	25,537
Western Asset Emerging Markets Debt Fund, Inc.	1,921	25,492
Latin American Discovery Fund, Inc.	2,646	25,243
Invesco High Income Trust II	1,860	25,091
Morgan Stanley Asia-Pacific Fund, Inc.	1,450	24,766
Taiwan Fund, Inc.	1,209	24,325
Eaton Vance New York Municipal Income Trust	1,987	24,241
Morgan Stanley Emerging Markets Fund, Inc.	1,490	24,198
Nuveen Global High Income Fund	1,566	24,179
Morgan Stanley Emerging Markets Debt Fund, Inc.	2,740	23,975
AllianceBernstein Global High Income Fund, Inc.	2,066	23,842
Western Asset Global High Income Fund, Inc.	2,604	23,748
Western Asset Inflation - Linked Securities & Income Fund[3]	2,052	23,454
First Trust Aberdeen Global Opportunity Income Fund	2,337	23,440
BlackRock Credit Allocation Income Trust	1,923	23,230
Templeton Emerging Markets Fund/United States	1,579	23,227
Principal Real Estate Income Fund	1,298	23,040
Western Asset Inflation-Linked Opportunities & Income Fund[3]	2,042	22,768
Central and Eastern Europe Fund, Inc.	980	22,716
Aberdeen Asia-Pacific Income Fund, Inc.	5,229	22,589
India Fund, Inc.	929	22,575
Ellsworth Growth and Income Fund Ltd.	2,389	22,552
Macquarie Global Infrastructure Total Return Fund, Inc.	997	22,472
Nuveen AMT-Free Quality Municipal Income Fund	1,713	22,286
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,763	22,249
First Trust Aberdeen Emerging Opportunity Fund	1,620	22,032
Nuveen Real Asset Income and Growth Fund	1,346	21,751
CBRE Clarion Global Real Estate Income Fund	2,875	21,677
Templeton Emerging Markets Income Fund	2,103	21,598
Cohen & Steers REIT and Preferred Income Fund, Inc.	1,099	21,343
Cushing Renaissance Fund	1,163	21,050
Japan Smaller Capitalization Fund, Inc.	1,806	21,040
Tri-Continental Corp.	791	20,969
BlackRock Corporate High Yield Fund, Inc.	2,002	20,941
Western Asset High Income Fund II, Inc.	3,235	20,833
Source Capital, Inc.	519	20,739
Salient Midstream & MLP Fund	2,066	20,577
Aberdeen Japan Equity Fund, Inc.	2,327	20,571
Nuveen Multi-Market Income Fund	2,937	20,530
Nuveen Credit Strategies Income Fund	2,576	20,479
Eaton Vance New York Municipal Bond Fund II	1,903	20,438
BlackRock Limited Duration Income Trust	1,369	20,357
Tortoise Power and Energy Infrastructure Fund, Inc.	1,075	20,232
Wells Fargo Income Opportunities Fund	2,532	20,231
European Equity Fund, Inc.	2,150	20,189
Aberdeen Total Dynamic Dividend Fund	2,307	20,186
Western Asset High Income Opportunity Fund, Inc.	4,180	20,148
Gabelli Global Utility & Income Trust	1,078	20,083
Duff & Phelps Global Utility Income Fund, Inc.	1,393	20,017
Tekla Healthcare Opportunities Fund	1,164	19,835
MFS Multimarket Income Trust	3,498	19,764
Voya Asia Pacific High Dividend Equity Income Fund	1,965	19,650
Western Asset High Yield Defined Opportunity Fund, Inc.	1,344	19,609
Ivy High Income Opportunities Fund	1,368	19,603
Korea Fund, Inc.	506	19,258
New Germany Fund, Inc.	1,055	19,243
BlackRock Resources & Commodities Strategy Trust	2,063	19,165
BlackRock Debt Strategies Fund, Inc.	1,714	19,163
Pioneer High Income Trust	2,056	19,101
MFS Charter Income Trust	2,399	19,024
Clough Global Opportunities Fund	1,713	18,809
LMP Capital and Income Fund, Inc.	1,448	18,607
Western Asset Global Corporate Defined Opportunity Fund, Inc.	1,105	18,509
BlackRock Enhanced International Dividend Trust	3,196	18,345
Royce Value Trust, Inc.[2]	1,160	18,331
AllianzGI Equity & Convertible Income Fund	820	18,245
Swiss Helvetia Fund, Inc.	1,452	17,932
Aberdeen Global Dynamic Dividend Fund	1,734	17,774
China Fund, Inc.	848	17,723
Ares Dynamic Credit Allocation Fund, Inc.	1,094	17,602
Lazard World Dividend & Income Fund, Inc.	1,696	17,571
Morgan Stanley India Investment Fund, Inc.	678	17,560
Clough Global Equity Fund	1,223	17,501
BlackRock Multi-Sector Income Trust	1,024	17,500
Sprott Focus Trust, Inc.	2,243	17,495

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Royce Micro-Capital Trust, Inc.	1,739	$17,365
Aberdeen Global Premier Properties Fund	2,717	17,334
BlackRock Enhanced Global Dividend Trust	1,540	17,125
Wells Fargo Multi-Sector Income Fund	1,366	17,048
Cohen & Steers Global Income Builder, Inc.	1,782	16,929
Aberdeen Income Credit Strategies Fund	1,217	16,807
Gabelli Dividend & Income Trust	744	16,785
Clough Global Dividend and Income Fund	1,327	16,521
Morgan Stanley China A Share Fund, Inc.	712	16,433
BlackRock Enhanced Equity Dividend Trust	1,789	16,423
Eaton Vance Tax-Advantaged Global Dividend Income Fund	964	16,388
Brookfield Real Assets Income Fund, Inc.	720	16,344
Cohen & Steers Closed-End Opportunity Fund, Inc.	1,268	16,294
Lazard Global Total Return and Income Fund, Inc.	880	16,157
ClearBridge American Energy MLP Fund, Inc.	2,139	16,149
Voya Global Advantage and Premium Opportunity Fund	1,381	15,992
BlackRock Enhanced Capital and Income Fund, Inc.	977	15,847
Neuberger Berman Real Estate Securities Income Fund, Inc.	3,064	15,749
Cohen & Steers Infrastructure Fund, Inc.	693	15,731
First Trust Enhanced Equity Income Fund	999	15,724
Wells Fargo Global Dividend Opportunity Fund	2,796	15,630
Asia Pacific Fund, Inc.	1,128	15,612
Liberty All-Star Equity Fund	2,432	15,565
Putnam High Income Securities Fund	1,659	15,478
Nuveen Tax-Advantaged Total Return Strategy Fund	1,196	15,393
Delaware Enhanced Global Dividend & Income Fund	1,352	15,318
Nuveen Tax-Advantaged Dividend Growth Fund	919	15,154
Aberdeen Emerging Markets Equity Income Fund, Inc.	2,156	15,092
Advent Claymore Convertible Securities and Income Fund II3	2,090	11,683
Advent Claymore Convertible Securities and Income Fund[3]	764	11,682
Advent/Claymore Enhanced Growth & Income Fund[3]	1,457	11,292
Total Closed-End Funds
(Cost $3,304,914)		3,466,397

	Face Amount

U.S. TREASURY BILLS†† - 24.9%
U.S. Treasury Bills
1.87% due 09/13/18[4,5]	$8,500,000	8,467,596
1.72% due 07/12/18[4,5,14]	1,387,000	1,386,354
Total U.S. Treasury Bills
(Cost $9,853,134)		9,853,950

REPURCHASE AGREEMENTS††,6 - 9.3%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	2,011,752	2,011,752
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	987,865	987,865
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	658,577	658,577
Total Repurchase Agreements
(Cost $3,658,194)		3,658,194

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[8]	183,989	183,989
Total Securities Lending Collateral
(Cost $183,989)		183,989

Total Investments - 95.2%
(Cost $37,140,709)		$37,574,162

COMMON STOCKS SOLD SHORT† - (8.0)%

Industrial - (0.1)%
United Technologies Corp.	359	(44,886)

Utilities - (0.2)%
Vistra Energy Corp.*	1	(24)
SJW Group	1,252	(82,908)
Total Utilities		(82,932)

Communications - (0.6)%
Sinclair Broadcast Group, Inc. — Class A	720	(23,148)
Cincinnati Bell, Inc.*	4,038	(63,397)
T-Mobile US, Inc.*	2,285	(136,529)
Total Communications		(223,074)

Consumer, Cyclical - (0.8)%
Penn National Gaming, Inc.*	4,823	(162,005)
Marriott Vacations Worldwide Corp.	1,466	(165,599)
Total Consumer, Cyclical		(327,604)

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Value

Technology - (1.3)%
Lumentum Holdings, Inc.*	500	$(28,950)
Cohu, Inc.	5,852	(143,432)
Marvell Technology Group Ltd.	14,399	(308,715)
Total Technology		(481,097)

Financial - (1.5)%
Annaly Capital Management, Inc.	14,698	(151,243)
BOK Financial Corp.	1,744	(163,954)
Kemper Corp.	3,423	(258,950)
Total Financial		(574,147)

Energy - (1.5)%
Equities Midstream Partners, LP	5,644	(291,174)
Concho Resources, Inc.*	2,203	(304,785)
Total Energy		(595,959)

Consumer, Non-cyclical - (2.0)%
CVS Health Corp.	1,839	(118,340)
Conagra Brands, Inc.	3,636	(129,914)
Strayer Education, Inc.	4,816	(544,256)
Total Consumer, Non-cyclical		(792,510)

Total Common Stocks Sold Short
(Proceeds $2,980,559)		(3,122,209)

EXCHANGE-TRADED FUNDS SOLD SHORT† - (8.9)%
iShares Russell 1000 Growth ETF	52	(7,478)
iShares MSCI South Korea ETF	215	(14,558)
Technology Select Sector SPDR Fund	269	(18,687)
iShares MSCI Japan ETF	559	(32,372)
iShares MSCI Taiwan ETF	1,098	(39,528)
iShares China Large-Capital ETF	1,005	(43,185)
VanEck Vectors Gold Miners ETF	2,337	(52,139)
Industrial Select Sector SPDR Fund	818	(58,593)
iShares MSCI Emerging Markets ETF	1,397	(60,532)
iShares Russell 1000 Value ETF	504	(61,175)
iShares 20+ Year Treasury Bond ETF	545	(66,337)
Utilities Select Sector SPDR Fund	1,488	(77,317)
VanEck Vectors Russia ETF	3,860	(81,986)
iShares MSCI United Kingdom ETF	2,382	(82,846)
iShares MSCI Australia ETF	3,746	(84,697)
Invesco QQQ Trust Series 1	494	(84,795)
Materials Select Sector SPDR Fund	1,504	(87,337)
Consumer Staples Select Sector SPDR Fund	1,771	(91,260)
Consumer Discretionary Select Sector SPDR Fund	952	(104,054)
iShares iBoxx $ Investment Grade Corporate Bond ETF	918	(105,175)
Health Care Select Sector SPDR Fund	1,503	(125,440)
iShares Core U.S. Aggregate Bond ETF	1,217	(129,391)
iShares MSCI EAFE ETF	2,006	(134,342)
Financial Select Sector SPDR Fund	5,418	(144,065)
iShares MSCI Mexico ETF	3,420	(161,219)
iShares Russell 2000 Index ETF	991	(162,296)
iShares TIPS Bond ETF	1,469	(165,806)
Energy Select Sector SPDR Fund	2,541	(192,964)
iShares U.S. Real Estate ETF	3,226	(259,951)
iShares 7-10 Year Treasury Bond ETF	3,330	(341,358)
SPDR Bloomberg Barclays High Yield Bond ETF	12,654	(448,964)
Total Exchange-Traded Funds Sold Short
(Proceeds $3,591,085)		(3,519,847)
Total Securities Sold Short - (16.9)%
(Proceeds $6,571,644)		$(6,642,056)
Other Assets & Liabilities, net - 21.7%		8,563,029
Total Net Assets - 100.0%		$39,495,135

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Interest Rate Futures Contracts Purchased†
Euro - OATS Futures Contracts††	56	Sep 2018	$10,087,062	$117,942
Euro - 30 year Bond Futures Contracts	4	Sep 2018	828,491	10,454
Euro - Bund Futures Contracts	4	Sep 2018	758,618	4,178
Canadian Government 10 Year Bond Futures Contracts††	19	Sep 2018	1,975,111	(1,102)
			$13,649,282	$131,472
Equity Futures Contracts Purchased†
CBOE Volatility Index Futures Contracts	88	Nov 2018	$1,501,280	$59,656
CBOE Volatility Index Futures Contracts	17	Aug 2018	279,650	36,479
SPI 200 Index Futures Contracts	6	Sep 2018	685,775	8,772
CBOE Volatility Index Futures Contracts	14	Dec 2018	238,140	6,233
FTSE MIB Index Futures Contracts††	1	Sep 2018	125,467	1,276
S&P/TSX 60 IX Index Futures Contracts	3	Sep 2018	439,880	101
Russell 2000 Index Mini Futures Contracts	4	Sep 2018	329,340	(18)
S&P 500 Index Mini Futures Contracts	2	Sep 2018	272,075	(89)
Nikkei 225 (OSE) Index Futures Contracts	1	Sep 2018	200,705	(98)
NASDAQ-100 Index Mini Futures Contracts	2	Sep 2018	282,490	(150)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
OMX Stockholm 30 Index Futures Contracts††	11	Jul 2018	$190,020	$(509)
CBOE Volatility Index Futures Contracts	3	Jul 2018	48,300	(658)
FTSE 100 Index Futures Contracts	2	Sep 2018	199,704	(918)
Tokyo Stock Price Index Futures Contracts	1	Sep 2018	155,541	(4,455)
Amsterdam Index Futures Contracts	2	Jul 2018	256,422	(5,094)
CAC 40 10 Euro Index Futures Contracts	3	Jul 2018	185,626	(5,362)
			$5,390,415	$95,166
Commodity Futures Contracts Purchased†
WTI Crude Futures Contracts	6	Aug 2018	$445,800	$42,308
Brent Crude Futures Contracts	6	Sep 2018	474,480	13,688
Cattle Feeder Futures Contracts	4	Aug 2018	302,650	11,083
Gasoline RBOB Futures Contracts	5	Aug 2018	450,912	8,682
Lean Hogs Futures Contracts	8	Aug 2018	244,400	4,260
Wheat Futures Contracts	1	Sep 2018	25,100	664
Cocoa Futures Contracts	3	Sep 2018	75,210	(1,176)
Cotton #2 Futures Contracts	4	Dec 2018	168,100	(1,616)
LME Nickel Futures Contracts	1	Aug 2018	89,193	(4,432)
LME Primary Aluminum Futures Contracts	2	Aug 2018	106,350	(6,379)
Soybean Meal Futures Contracts	14	Dec 2018	460,880	(12,603)
			$2,843,075	$54,479
Currency Futures Contracts Purchased†
Canadian Dollar Futures Contracts	12	Sep 2018	$913,920	$11,116
New Zealand Dollar Futures Contracts	1	Sep 2018	67,730	(1,611)
Japanese Yen Futures Contracts	3	Sep 2018	340,481	(1,636)
			$1,322,131	$7,869
Commodity Futures Contracts Sold Short†
Soybean Futures Contracts	16	Nov 2018	$703,600	$44,499
Soybean Oil Futures Contracts	49	Dec 2018	875,238	22,700
Corn Futures Contracts	10	Sep 2018	179,625	13,090
Silver Futures Contracts	2	Sep 2018	161,450	9,254
Coffee 'C' Futures Contracts	6	Sep 2018	258,525	8,304
Sugar #11 Futures Contracts	11	Oct 2018	150,304	6,863
Natural Gas Futures Contracts	13	Aug 2018	380,120	5,386
Hard Red Winter Wheat Futures Contracts	1	Sep 2018	24,375	3,372
LME Zinc Futures Contracts	2	Aug 2018	143,125	2,933
Copper Futures Contracts	2	Sep 2018	148,325	(11)
Gold 100 oz. Futures Contracts	3	Aug 2018	376,140	(756)
NY Harbor ULSD Futures Contracts	4	Aug 2018	370,642	(4,654)
Low Sulphur Gas Oil Futures Contracts	5	Aug 2018	338,375	(4,977)
Live Cattle Futures Contracts	18	Aug 2018	768,420	(25,783)
			$4,878,264	$80,220
Currency Futures Contracts Sold Short†
Australian Dollar Futures Contracts	38	Sep 2018	$2,813,140	$51,577
British Pound Futures Contracts	18	Sep 2018	1,489,837	8,085
Euro FX Futures Contracts	5	Sep 2018	734,000	(7,279)
			$5,036,977	$52,383
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 10 Year Note Futures Contracts	45	Sep 2018	$5,407,734	$5,141
Long Gilt Futures Contracts††	32	Sep 2018	5,194,029	350
U.S. Treasury Ultra Long Bond Futures Contracts	3	Sep 2018	478,031	276
U.S. Treasury Long Bond Futures Contracts	6	Sep 2018	869,250	177
Euro - BTP Italian Government Bond Futures Contracts††	1	Sep 2018	148,517	55
Australian Government 10 Year Bond Futures Contracts	63	Sep 2018	6,034,217	(6,360)
			$18,131,778	$(361)

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain (Loss)
Equity Futures Contracts Sold Short†
DAX Index Futures Contracts	1	Sep 2018	$358,156	$16,061
IBEX 35 Index Futures Contracts††	2	Jul 2018	222,710	3,067
Euro STOXX 50 Index Futures Contracts	2	Sep 2018	78,795	2,701
CBOE Volatility Index Futures Contracts	97	Oct 2018	1,658,700	(10,036)
CBOE Volatility Index Futures Contracts	18	Sep 2018	301,500	(13,995)
			$2,619,861	$(2,202)

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Gain (Loss)
OTC Custom Basket Swap††
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[9]	2.37%	At Maturity	08/31/18	$13,711,670	$366,468
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[10]	2.37%	At Maturity	08/31/18	16,679,211	266,307
Morgan Stanley	Multi-Hedge Portfolio Long Custom Basket Swap[11]	2.37%	At Maturity	09/06/19	511,192	11,383
					$30,902,073	$644,158
OTC Custom Basket Swap Sold Short††
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[12]	(1.54%)	At Maturity	08/31/18	$13,530,843	$(823,534)
Morgan Stanley	Multi-Hedge Portfolio Short Custom Basket Swap[13]	(1.48%)	At Maturity	08/31/18	13,688,852	(252,834)
					$27,219,695	$(1,076,368)

	Shares	Percentage Value	Value and Unrealized Gain

CUSTOM BASKET OF LONG SECURITIES[10]
Boston Beer Company, Inc. — Class A*	262	13.5%	$36,069
US Foods Holding Corp.*	2,477	10.1%	26,894
Valero Energy Corp.	907	9.8%	26,108
El Paso Electric Co.	2,810	9.6%	25,612
Travelport Worldwide Ltd.	4,107	8.2%	21,902
Senior Housing Properties Trust	9,708	7.9%	21,083
UGI Corp.	2,598	7.9%	20,914
NetApp, Inc.	513	7.8%	20,695
Archer-Daniels-Midland Co.	3,441	7.3%	19,381
HP, Inc.	5,357	6.6%	17,596
Cisco Systems, Inc.	1,566	6.4%	17,008
Genesee & Wyoming, Inc. — Class A*	1,859	6.3%	16,761
Greenbrier Companies, Inc.	2,569	6.0%	15,873
Gray Television, Inc.*	3,920	5.5%	14,633
Vishay Intertechnology, Inc.	2,752	5.3%	14,237
Regal Beloit Corp.	2,256	5.3%	14,021
Chevron Corp.	1,148	5.1%	13,692
Exelon Corp.	3,584	5.0%	13,448
Performance Food Group Co.*	1,497	4.8%	12,676
WellCare Health Plans, Inc.*	163	4.5%	11,963
Sabre Corp.	1,938	4.5%	11,921
Amgen, Inc.	842	4.4%	11,838
TreeHouse Foods, Inc.*	997	4.2%	11,154
AMC Networks, Inc. — Class A*	970	4.2%	11,065
ON Semiconductor Corp.*	2,822	4.1%	10,940
EMCOR Group, Inc.	1,618	3.9%	10,400
InterDigital, Inc.	1,183	3.8%	10,252
Exxon Mobil Corp.	1,323	3.8%	10,155
Tailored Brands, Inc.	818	3.8%	10,106
Dean Foods Co.	4,628	3.7%	9,743
Dell Technologies Incorporated Class V — Class V*	550	3.6%	9,720
Occidental Petroleum Corp.	542	3.6%	9,637
CoreLogic, Inc.*	1,431	3.6%	9,610
Cardtronics plc — Class A*	1,596	3.5%	9,426

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Value and Unrealized Gain

Park Hotels & Resorts, Inc.	2,498	3.5%	$9,375
Kroger Co.	1,612	3.4%	9,170
EnerSys	1,174	3.4%	9,088
Snap-on, Inc.	641	3.4%	8,953
Verizon Communications, Inc.	2,930	3.4%	8,939
HollyFrontier Corp.	392	3.2%	8,539
Medtronic plc	1,441	3.2%	8,513
Allison Transmission Holdings, Inc.	3,054	3.1%	8,264
Merck & Company, Inc.	1,378	3.1%	8,202
Gibraltar Industries, Inc.*	1,496	3.0%	7,972
Procter & Gamble Co.	1,366	2.9%	7,795
Darling Ingredients, Inc.*	3,062	2.9%	7,610
Charles River Laboratories International, Inc.*	635	2.8%	7,366
PBF Energy, Inc. — Class A	606	2.7%	7,277
Ameren Corp.	2,459	2.6%	7,031
Rexnord Corp.*	1,488	2.5%	6,725
New Media Investment Group, Inc.	2,673	2.5%	6,639
AES Corp.	5,574	2.4%	6,444
Western Union Co.	5,191	2.3%	6,144
United Natural Foods, Inc.*	1,162	2.3%	6,048
F5 Networks, Inc.*	243	2.2%	5,871
Scholastic Corp.	1,022	2.2%	5,868
Juniper Networks, Inc.	2,264	2.2%	5,786
Teradyne, Inc.	1,426	2.1%	5,623
CA, Inc.	1,785	1.9%	5,171
Norfolk Southern Corp.	467	1.9%	5,043
Convergys Corp.	4,666	1.9%	5,030
Prestige Brands Holdings, Inc.*	1,594	1.9%	5,030
Pinnacle West Capital Corp.	913	1.9%	5,005
STERIS plc	852	1.7%	4,605
Skyworks Solutions, Inc.	917	1.7%	4,598
Fidelity National Information Services, Inc.	601	1.7%	4,524
Kulicke & Soffa Industries, Inc.	1,721	1.7%	4,408
Omnicom Group, Inc.	1,098	1.6%	4,369
Kraft Heinz Co.	1,952	1.5%	4,052
Pfizer, Inc.	3,940	1.4%	3,837
Regeneron Pharmaceuticals, Inc.*	126	1.4%	3,690
PG&E Corp.	1,168	1.4%	3,633
Ventas, Inc.	1,571	1.4%	3,630
Motorola Solutions, Inc.	455	1.4%	3,623
Allergan plc	303	1.3%	3,563
Union Pacific Corp.	413	1.3%	3,509
Gannett Company, Inc.	5,744	1.3%	3,391
Bristol-Myers Squibb Co.	1,035	1.3%	3,390
Avnet, Inc.	1,095	1.1%	2,924
Domtar Corp.	1,182	1.1%	2,900
Mylan N.V.*	1,756	1.1%	2,829
Vonage Holdings Corp.*	5,312	1.0%	2,720
FirstEnergy Corp.	1,532	1.0%	2,674
Entergy Corp.	638	1.0%	2,581
Brandywine Realty Trust	3,409	1.0%	2,550
PepsiCo, Inc.	636	0.9%	2,508
Kellogg Co.	750	0.9%	2,426
Casey's General Stores, Inc.	429	0.8%	2,260
CSX Corp.	586	0.8%	2,178
Fluor Corp.	783	0.8%	2,062
KBR, Inc.	2,305	0.7%	1,969
Telephone & Data Systems, Inc.	4,869	0.7%	1,809
Church & Dwight Company, Inc.	524	0.7%	1,778
MSG Networks, Inc. — Class A*	1,890	0.6%	1,685
Apartment Investment & Management Co. — Class A	2,266	0.6%	1,670
Lions Gate Entertainment Corp. — Class A	3,289	0.6%	1,645
LyondellBasell Industries N.V. — Class A	503	0.6%	1,612
Equity Commonwealth*	2,511	0.6%	1,494
J.B. Hunt Transport Services, Inc.	298	0.6%	1,486
Humana, Inc.	141	0.5%	1,311
Interpublic Group of Companies, Inc.	1,663	0.5%	1,288
Colgate-Palmolive Co.	887	0.5%	1,265
Sysco Corp.	592	0.5%	1,216
Crane Co.	748	0.4%	1,150
Lamb Weston Holdings, Inc.	396	0.4%	1,039
Eaton Corporation plc	1,132	0.4%	952
OGE Energy Corp.	1,233	0.3%	809
ConocoPhillips	655	0.3%	690
Acuity Brands, Inc.	405	0.2%	515
Cognizant Technology Solutions Corp. — Class A	959	0.2%	501
Altria Group, Inc.	947	0.2%	431
Hershey Co.	283	0.1%	266
Accenture plc — Class A	248	0.1%	239
Philip Morris International, Inc.	502	0.0%	17
Broadridge Financial Solutions, Inc.	350	0.0%	4
ORBCOMM, Inc.*	4,021	0.0%	0
Spirit AeroSystems Holdings, Inc. — Class A	539	0.0%	(2)
Gilead Sciences, Inc.	1,486	0.0%	(63)
Cousins Properties, Inc.	7,125	0.0%	(67)
Comcast Corp. — Class A	2,072	0.0%	(88)
Hologic, Inc.*	1,142	0.0%	(91)
Biogen, Inc.*	301	(0.1%)	(184)
Trinity Industries, Inc.	1,869	(0.1%)	(381)
CBRE Group, Inc. — Class A*	858	(0.2%)	(444)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Value and Unrealized Loss

Paychex, Inc.	607	(0.2%)	$(637)
Johnson & Johnson	712	(0.2%)	(646)
Consolidated Edison, Inc.	1,644	(0.3%)	(676)
Conagra Brands, Inc.	2,546	(0.3%)	(841)
Quanta Services, Inc.*	1,588	(0.3%)	(916)
Eli Lilly & Co.	1,025	(0.3%)	(918)
Host Hotels & Resorts, Inc.	2,774	(0.4%)	(986)
Mettler-Toledo International, Inc.*	75	(0.4%)	(997)
Baxter International, Inc.	698	(0.4%)	(1,015)
Seagate Technology plc	683	(0.4%)	(1,041)
Werner Enterprises, Inc.	995	(0.4%)	(1,051)
Alcoa Corp.*	791	(0.4%)	(1,058)
Western Digital Corp.	517	(0.4%)	(1,096)
Waters Corp.*	214	(0.4%)	(1,175)
ResMed, Inc.	364	(0.4%)	(1,180)
Visa, Inc. — Class A	473	(0.5%)	(1,223)
Microsoft Corp.	435	(0.5%)	(1,237)
Leidos Holdings, Inc.	631	(0.5%)	(1,279)
Alphabet, Inc. — Class C*	34	(0.5%)	(1,281)
Zoetis, Inc.	491	(0.5%)	(1,290)
Fiserv, Inc.*	541	(0.5%)	(1,321)
Newmont Mining Corp.	1,005	(0.5%)	(1,329)
Allstate Corp.	960	(0.5%)	(1,341)
TEGNA, Inc.	8,232	(0.5%)	(1,378)
Phillips 66	354	(0.5%)	(1,416)
Franklin Resources, Inc.	1,145	(0.5%)	(1,421)
Apple, Inc.	250	(0.5%)	(1,463)
CDW Corp.	471	(0.6%)	(1,485)
Jabil, Inc.	2,536	(0.6%)	(1,489)
Oshkosh Corp.	670	(0.6%)	(1,631)
Kansas City Southern	995	(0.6%)	(1,671)
Thermo Fisher Scientific, Inc.	199	(0.6%)	(1,721)
Louisiana-Pacific Corp.	1,606	(0.7%)	(1,759)
Abbott Laboratories	975	(0.7%)	(1,830)
Corning, Inc.	1,376	(0.7%)	(1,857)
United Therapeutics Corp.*	555	(0.7%)	(1,877)
Bank of America Corp.	1,522	(0.7%)	(1,996)
Oracle Corp.	946	(0.8%)	(2,037)
VEREIT, Inc.	17,497	(0.8%)	(2,148)
Pentair plc	1,585	(0.8%)	(2,261)
Huntsman Corp.	1,479	(0.9%)	(2,285)
Caterpillar, Inc.	250	(0.9%)	(2,291)
Yum! Brands, Inc.	469	(0.9%)	(2,389)
International Business Machines Corp.	516	(0.9%)	(2,438)
Summit Hotel Properties, Inc.	3,548	(0.9%)	(2,485)
Danaher Corp.	667	(1.0%)	(2,588)
Williams Companies, Inc.	1,537	(1.0%)	(2,636)
Amdocs Ltd.	772	(1.1%)	(2,822)
Varian Medical Systems, Inc.*	318	(1.1%)	(2,852)
DXC Technology Co.	1,039	(1.1%)	(2,887)
Dover Corp.	937	(1.1%)	(2,925)
Hill-Rom Holdings, Inc.	602	(1.1%)	(3,027)
Zimmer Biomet Holdings, Inc.	826	(1.1%)	(3,062)
JPMorgan Chase & Co.	808	(1.2%)	(3,188)
Tyson Foods, Inc. — Class A	2,104	(1.2%)	(3,238)
Delta Air Lines, Inc.	1,464	(1.2%)	(3,258)
JetBlue Airways Corp.*	4,594	(1.2%)	(3,270)
Applied Materials, Inc.	892	(1.3%)	(3,331)
Arrow Electronics, Inc.*	951	(1.3%)	(3,520)
Aflac, Inc.	1,345	(1.3%)	(3,544)
KLA-Tencor Corp.	344	(1.4%)	(3,602)
General Motors Co.	883	(1.4%)	(3,635)
Travelers Companies, Inc.	550	(1.4%)	(3,647)
International Paper Co.	773	(1.4%)	(3,733)
Bruker Corp.	1,208	(1.5%)	(3,899)
Broadcom, Inc.	155	(1.5%)	(3,912)
Meritor, Inc.*	3,130	(1.5%)	(3,973)
Tech Data Corp.*	449	(1.5%)	(4,032)
Walgreens Boots Alliance, Inc.	816	(1.6%)	(4,167)
Lam Research Corp.	238	(1.6%)	(4,183)
Icad, Inc.*	5,848	(1.6%)	(4,292)
Lear Corp.	268	(1.7%)	(4,483)
TE Connectivity Ltd.	497	(1.7%)	(4,614)
Masco Corp.	1,939	(1.7%)	(4,659)
Benchmark Electronics, Inc.	2,069	(1.8%)	(4,834)
Perrigo Company plc	644	(1.8%)	(4,924)
PNM Resources, Inc.	4,333	(1.9%)	(5,029)
MAXIMUS, Inc.	1,102	(1.9%)	(5,058)
Kimberly-Clark Corp.	1,883	(1.9%)	(5,123)
United Rentals, Inc.*	321	(2.0%)	(5,420)
Celgene Corp.*	609	(2.0%)	(5,446)
Prudential Financial, Inc.	637	(2.1%)	(5,537)
Intel Corp.	1,023	(2.2%)	(5,841)
Parker-Hannifin Corp.	447	(2.2%)	(5,885)
Southwest Airlines Co.	2,179	(2.2%)	(5,944)
Alaska Air Group, Inc.	706	(2.3%)	(6,055)
News Corp. — Class A	6,763	(2.3%)	(6,099)
AGCO Corp.	1,070	(2.3%)	(6,215)
ARRIS International plc*	2,392	(2.4%)	(6,462)
JM Smucker Co.	970	(2.5%)	(6,564)
Portland General Electric Co.	4,319	(2.9%)	(7,694)
Cirrus Logic, Inc.*	2,218	(3.3%)	(8,861)
Belden, Inc.	727	(3.3%)	(8,920)
Sanderson Farms, Inc.	649	(3.5%)	(9,339)
National Fuel Gas Co.	3,569	(3.6%)	(9,463)
Coherent, Inc.*	233	(3.6%)	(9,552)
FedEx Corp.	269	(3.7%)	(9,783)
PACCAR, Inc.	1,543	(3.8%)	(10,117)
Owens-Illinois, Inc.*	2,107	(3.9%)	(10,274)
Principal Financial Group, Inc.	1,150	(3.9%)	(10,501)
AECOM*	3,718	(4.0%)	(10,602)
McKesson Corp.	893	(4.9%)	(13,063)
CVS Health Corp.	1,959	(5.5%)	(14,627)
Owens Corning	791	(5.7%)	(15,258)
Edgewell Personal Care Co.*	2,799	(5.9%)	(15,759)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Value and Unrealized Gain (Loss)

Molson Coors Brewing Co. — Class B	2,102	(6.0%)	$(15,873)
Cummins, Inc.	891	(8.8%)	(23,492)
Copa Holdings S.A. — Class A	886	(9.1%)	(24,274)
Cardinal Health, Inc.	2,428	(11.3%)	(30,150)
Pilgrim's Pride Corp.*	4,404	(11.5%)	(30,498)
Ingredion, Inc.	1,648	(12.1%)	(32,325)
Total Custom Basket of Long Securities			266,307

CUSTOM BASKET OF SHORT SECURITIES[12]
Healthcare Services Group, Inc.	(2,687)	(2.5%)	20,327
ABM Industries, Inc.	(3,363)	(1.8%)	14,900
Albemarle Corp.	(410)	(1.7%)	13,997
Goldman Sachs Group, Inc.	(524)	(1.5%)	12,112
LendingTree, Inc.*	(147)	(1.4%)	11,183
National Instruments Corp.	(1,382)	(0.9%)	7,160
Charles Schwab Corp.	(1,580)	(0.6%)	5,204
Compass Minerals International, Inc.	(1,557)	(0.6%)	4,767
Nucor Corp.	(776)	(0.6%)	4,558
Robert Half International, Inc.	(888)	(0.5%)	4,179
Texas Capital Bancshares, Inc.*	(518)	(0.5%)	4,084
CyrusOne, Inc.	(1,290)	(0.5%)	4,043
Marriott International, Inc. — Class A	(327)	(0.5%)	4,037
SEI Investments Co.	(636)	(0.5%)	4,026
Halliburton Co.	(1,356)	(0.5%)	3,775
Workday, Inc. — Class A*	(328)	(0.4%)	3,432
First Horizon National Corp.	(2,704)	(0.4%)	3,151
Pinnacle Financial Partners, Inc.	(1,130)	(0.4%)	3,015
Ball Corp.	(1,015)	(0.4%)	2,886
FireEye, Inc.*	(2,244)	(0.3%)	2,812
Capitol Federal Financial, Inc.	(8,905)	(0.3%)	2,791
Markel Corp.*	(162)	(0.3%)	2,700
Air Products & Chemicals, Inc.	(267)	(0.3%)	2,606
Sterling Bancorp	(2,439)	(0.3%)	2,531
Valley National Bancorp	(5,438)	(0.3%)	2,469
Palo Alto Networks, Inc.*	(189)	(0.3%)	2,143
Sealed Air Corp.	(1,218)	(0.2%)	2,000
salesforce.com, Inc.*	(747)	(0.2%)	1,990
Summit Materials, Inc. — Class A*	(1,437)	(0.2%)	1,885
Investors Bancorp, Inc.	(5,376)	(0.2%)	1,858
Mosaic Co.	(1,325)	(0.2%)	1,847
New York Community Bancorp, Inc.	(3,312)	(0.2%)	1,727
BB&T Corp.	(821)	(0.2%)	1,698
McDonald's Corp.	(313)	(0.2%)	1,689
Avery Dennison Corp.	(385)	(0.2%)	1,532
Aon plc	(284)	(0.2%)	1,518
Huntington Bancshares, Inc.	(2,578)	(0.2%)	1,501
RenaissanceRe Holdings Ltd.	(439)	(0.2%)	1,382
JBG SMITH Properties	(1,130)	(0.2%)	1,239
TripAdvisor, Inc.*	(670)	(0.1%)	1,180
Associated Banc-Corp.	(1,746)	(0.1%)	1,073
Schlumberger Ltd.	(762)	(0.1%)	1,015
Waste Management, Inc.	(509)	(0.1%)	949
MarketAxess Holdings, Inc.	(334)	(0.1%)	909
Nielsen Holdings plc	(1,241)	(0.1%)	595
Crown Castle International Corp.	(916)	(0.1%)	525
Intercontinental Exchange, Inc.	(518)	(0.1%)	494
First Republic Bank	(975)	0.0%	379
Charter Communications, Inc. — Class A*	(179)	0.0%	227
Alleghany Corp.	(67)	0.0%	204
Multi-Color Corp.	(805)	0.0%	183
Duke Energy Corp.	(539)	0.0%	158
Aramark	(2,613)	0.0%	64
Wendy's Co.	(4,869)	0.0%	17
Camden Property Trust	(1,031)	0.0%	6
Sensient Technologies Corp.	(804)	0.0%	(10)
IBERIABANK Corp.	(559)	0.0%	(30)
Royal Gold, Inc.	(424)	0.0%	(37)
Platform Specialty Products Corp.*	(3,235)	0.0%	(77)
PPG Industries, Inc.	(379)	0.0%	(104)
WR Grace & Co.	(1,078)	0.0%	(161)
Alliant Energy Corp.	(1,161)	0.0%	(172)
Allegheny Technologies, Inc.*	(3,123)	0.0%	(172)
ServiceNow, Inc.*	(253)	0.0%	(246)
Essex Property Trust, Inc.	(252)	0.0%	(320)
Republic Services, Inc. — Class A	(610)	0.1%	(501)
Signature Bank*	(334)	0.1%	(644)
NewMarket Corp.	(412)	0.1%	(697)
AptarGroup, Inc.	(992)	0.1%	(706)
KAR Auction Services, Inc.	(1,021)	0.1%	(720)
Everest Re Group Ltd.	(172)	0.1%	(789)
Marsh & McLennan Companies, Inc.	(478)	0.1%	(808)
Washington Federal, Inc.	(1,214)	0.1%	(1,000)
Commercial Metals Co.	(3,934)	0.1%	(1,018)
MSA Safety, Inc.	(907)	0.1%	(1,086)
Equifax, Inc.	(354)	0.2%	(1,451)
National Oilwell Varco, Inc.	(1,290)	0.2%	(1,718)
People's United Financial, Inc.	(2,178)	0.2%	(1,789)
Sherwin-Williams Co.	(252)	0.3%	(2,090)
Equinix, Inc.	(162)	0.3%	(2,093)
Tesla, Inc.*	(76)	0.3%	(2,105)
Texas Roadhouse, Inc. — Class A	(644)	0.3%	(2,187)
NiSource, Inc.	(1,863)	0.3%	(2,219)
Invitation Homes, Inc.	(3,616)	0.3%	(2,423)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Value and Unrealized Loss

Extraction Oil & Gas, Inc.*	(3,654)	0.3%	$(2,446)
Dominion Energy, Inc.	(1,500)	0.3%	(2,493)
Cannae Holdings, Inc.*	(3,068)	0.3%	(2,505)
Vornado Realty Trust	(1,232)	0.3%	(2,540)
Eaton Vance Corp.	(810)	0.3%	(2,594)
DTE Energy Co.	(408)	0.3%	(2,754)
SBA Communications Corp.*	(446)	0.3%	(2,767)
American Tower Corp. — Class A	(487)	0.3%	(2,803)
Costco Wholesale Corp.	(191)	0.3%	(2,829)
Alexandria Real Estate Equities, Inc.	(1,012)	0.3%	(2,838)
Realty Income Corp.	(1,183)	0.4%	(2,922)
Amazon.com, Inc.*	(25)	0.4%	(2,938)
FactSet Research Systems, Inc.	(303)	0.4%	(3,195)
WEC Energy Group, Inc.	(661)	0.4%	(3,271)
Martin Marietta Materials, Inc.	(281)	0.4%	(3,273)
Eversource Energy	(749)	0.4%	(3,573)
Douglas Emmett, Inc.	(2,519)	0.4%	(3,581)
Parsley Energy, Inc. — Class A*	(1,400)	0.4%	(3,669)
IHS Markit Ltd.*	(3,677)	0.5%	(3,722)
Federal Realty Investment Trust	(336)	0.5%	(3,843)
Glacier Bancorp, Inc.	(1,146)	0.5%	(4,155)
TransDigm Group, Inc.	(172)	0.5%	(4,265)
Rexford Industrial Realty, Inc.	(2,931)	0.5%	(4,297)
AvalonBay Communities, Inc.	(321)	0.5%	(4,401)
Vulcan Materials Co.	(673)	0.6%	(4,676)
Boston Properties, Inc.	(866)	0.6%	(4,743)
Terreno Realty Corp.	(3,778)	0.6%	(4,772)
Equity Residential	(639)	0.6%	(5,161)
HCP, Inc.	(2,571)	0.6%	(5,195)
Booking Holdings, Inc.*	(29)	0.7%	(5,407)
Ellie Mae, Inc.*	(351)	0.7%	(5,515)
Diamondback Energy, Inc.	(416)	0.7%	(5,534)
RPM International, Inc.	(765)	0.7%	(5,620)
FMC Corp.	(948)	0.7%	(5,625)
Gartner, Inc.*	(493)	0.7%	(5,981)
Ashland Global Holdings, Inc.	(805)	0.7%	(6,011)
Hudson Pacific Properties, Inc.	(1,990)	0.7%	(6,118)
American Campus Communities, Inc.	(2,360)	0.7%	(6,163)
SL Green Realty Corp.	(784)	0.8%	(6,222)
Redwood Trust, Inc.	(3,554)	0.8%	(6,261)
Pegasystems, Inc.	(965)	0.8%	(6,367)
Axis Capital Holdings Ltd.	(1,748)	0.8%	(6,526)
Equity LifeStyle Properties, Inc.	(1,568)	0.8%	(6,556)
Covanta Holding Corp.	(10,874)	0.8%	(6,594)
American Water Works Company, Inc.	(1,138)	0.8%	(6,752)
Digital Realty Trust, Inc.	(998)	0.8%	(6,919)
Cornerstone OnDemand, Inc.*	(911)	0.9%	(7,436)
South Jersey Industries, Inc.	(1,729)	0.9%	(7,551)
Howard Hughes Corp.*	(779)	0.9%	(7,577)
White Mountains Insurance Group Ltd.	(111)	0.9%	(7,583)
PriceSmart, Inc.	(1,262)	1.0%	(8,012)
Southern Copper Corp.	(3,039)	1.0%	(8,445)
Tyler Technologies, Inc.*	(308)	1.0%	(8,475)
Healthcare Trust of America, Inc. — Class A	(5,742)	1.0%	(8,507)
Under Armour, Inc. — Class A*	(2,168)	1.0%	(8,640)
Semtech Corp.*	(984)	1.1%	(9,424)
Ecolab, Inc.	(1,217)	1.2%	(9,942)
Public Storage	(422)	1.2%	(9,973)
Moody's Corp.	(524)	1.2%	(9,993)
Ultimate Software Group, Inc.*	(211)	1.3%	(10,653)
WD-40 Co.	(310)	1.3%	(10,727)
Duke Realty Corp.	(2,953)	1.3%	(10,768)
Ingevity Corp.*	(669)	1.3%	(10,785)
RLI Corp.	(1,750)	1.3%	(10,880)
SPS Commerce, Inc.*	(747)	1.4%	(11,687)
Hess Corp.	(1,356)	1.5%	(11,990)
Ollie's Bargain Outlet Holdings, Inc.*	(522)	1.5%	(12,470)
Monolithic Power Systems, Inc.	(618)	1.5%	(12,691)
HB Fuller Co.	(3,523)	1.6%	(12,950)
Kilroy Realty Corp.	(1,318)	1.6%	(13,023)
Vail Resorts, Inc.	(208)	1.6%	(13,043)
Sun Communities, Inc.	(1,779)	1.6%	(13,398)
Retail Opportunity Investments Corp.	(6,123)	1.6%	(13,466)
UDR, Inc.	(3,312)	1.7%	(13,876)
Mobile Mini, Inc.	(3,440)	1.7%	(13,951)
MSCI, Inc. — Class A	(445)	1.8%	(14,596)
Tetra Tech, Inc.	(1,680)	1.8%	(15,021)
EastGroup Properties, Inc.	(1,200)	1.8%	(15,155)
PTC, Inc.*	(489)	1.9%	(15,717)
Crocs, Inc.*	(2,018)	1.9%	(15,825)
CarMax, Inc.*	(1,731)	1.9%	(15,850)
Pool Corp.	(382)	2.0%	(16,836)
TransUnion	(1,216)	2.5%	(20,367)
Shake Shack, Inc. — Class A*	(812)	2.5%	(20,411)
ASGN, Inc.*	(2,201)	2.6%	(21,751)
Insperity, Inc.	(746)	3.1%	(25,863)
Rollins, Inc.	(3,695)	3.2%	(26,597)
Verisk Analytics, Inc. — Class A*	(1,783)	3.4%	(28,266)
Balchem Corp.	(1,471)	3.5%	(28,831)
Cintas Corp.	(994)	4.0%	(32,612)
Exponent, Inc.	(3,194)	4.0%	(33,203)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

	Shares	Percentage Value	Value and Unrealized Gain (Loss)

Copart, Inc.*	(1,907)	4.1%	$(34,105)
Team, Inc.*	(3,854)	4.4%	(36,554)
CoStar Group, Inc.*	(462)	5.2%	(43,025)
Total Custom Basket of Short Securities			(823,534)

CUSTOM BASKET OF LONG SECURITIES[9]
HCP, Inc.	19,840	15.6%	57,071
EastGroup Properties, Inc.	5,957	11.9%	43,725
Corporate Office Properties Trust	17,105	10.2%	37,518
Sun Communities, Inc.	5,458	10.1%	37,142
MGM Growth Properties LLC — Class A	22,395	8.5%	30,978
JBG SMITH Properties	13,184	8.4%	30,883
Rexford Industrial Realty, Inc.	17,299	6.9%	25,350
Healthcare Realty Trust, Inc.	17,272	6.5%	23,912
Equity LifeStyle Properties, Inc.	4,502	3.9%	14,164
Sunstone Hotel Investors, Inc.	19,349	3.7%	13,399
Alexandria Real Estate Equities, Inc.	3,860	3.6%	13,010
Regency Centers Corp.	8,414	3.2%	11,751
American Tower Corp. — Class A	2,281	2.9%	10,780
Crown Castle International Corp.	3,135	2.5%	9,044
Equinix, Inc.	1,161	2.2%	7,888
Alexander & Baldwin, Inc.	14,506	1.7%	6,266
Ventas, Inc.	8,710	1.6%	6,040
Weyerhaeuser Co.	9,084	1.5%	5,671
STORE Capital Corp.	17,922	1.5%	5,445
Life Storage, Inc.	5,065	0.8%	2,879
CoreCivic, Inc.	14,060	0.6%	2,368
Liberty Property Trust	11,016	(0.1%)	(328)
Empire State Realty Trust, Inc. — Class A	18,970	(0.2%)	(776)
Urban Edge Properties	21,330	(0.3%)	(1,090)
Apartment Investment & Management Co. — Class A	11,450	(0.4%)	(1,431)
GEO Group, Inc.	12,270	(0.4%)	(1,639)
Essex Property Trust, Inc.	1,378	(0.8%)	(3,096)
Apple Hospitality REIT, Inc.	17,879	(0.9%)	(3,175)
Healthcare Trust of America, Inc. — Class A	18,731	(1.0%)	(3,541)
Taubman Centers, Inc.	4,063	(1.5%)	(5,425)
Retail Properties of America, Inc. — Class A	37,367	(2.3%)	(8,314)
Total Custom Basket of Long Securities			366,468

CUSTOM BASKET OF SHORT SECURITIES[13]
VEREIT, Inc.	(42,979)	(14.9%)	37,684
Lexington Realty Trust	(36,312)	(14.0%)	35,514
Senior Housing Properties Trust	(35,124)	(7.1%)	17,903
Government Properties Income Trust	(5,621)	(5.2%)	13,131
iShares U.S. Real Estate ETF	(22,532)	(4.4%)	11,036
Jones Lang LaSalle, Inc.	(2,013)	(3.1%)	7,855
Kimco Realty Corp.	(32,672)	(2.3%)	5,725
Realogy Holdings Corp.	(13,395)	(1.9%)	4,758
Omega Healthcare Investors, Inc.	(17,922)	(0.4%)	1,051
Paramount Group, Inc.	(36,580)	(0.3%)	713
Sabra Health Care REIT, Inc.	(14,531)	(0.1%)	376
Howard Hughes Corp.*	(2,453)	0.2%	(596)
Chesapeake Lodging Trust	(10,342)	0.5%	(1,212)
UDR, Inc.	(8,665)	0.6%	(1,523)
Industrial Logistics Properties Trust	(17,642)	0.8%	(2,119)
Mid-America Apartment Communities, Inc.	(4,877)	1.7%	(4,298)
PS Business Parks, Inc.	(3,830)	2.4%	(6,048)
Americold Realty Trust	(15,493)	2.7%	(6,757)
CBRE Group, Inc. — Class A*	(7,028)	3.9%	(9,761)
Piedmont Office Realty Trust, Inc. — Class A	(30,609)	6.1%	(15,538)
Global Net Lease, Inc.	(20,204)	7.1%	(17,959)
Welltower, Inc.	(5,084)	7.2%	(18,141)
Digital Realty Trust, Inc.	(4,505)	9.8%	(24,744)
STAG Industrial, Inc.	(12,348)	9.9%	(25,071)
American Assets Trust, Inc.	(14,538)	10.1%	(25,423)
Acadia Realty Trust	(17,100)	11.3%	(28,508)
Washington Prime Group, Inc.	(29,828)	14.8%	(37,531)
Hersha Hospitality Trust	(15,077)	20.2%	(50,958)
Hospitality Properties Trust	(16,410)	21.2%	(53,512)
Columbia Property Trust, Inc.	(26,910)	23.3%	(58,885)
Total Custom Basket of Short Securities			(252,834)

CUSTOM BASKET OF LONG SECURITIES[11]
Avista Corp.	5,152	58.0%	6,604
magicJack VocalTec Ltd.*	28,057	42.0%	4,780
Total Custom Basket of Long Securities			11,383

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at June 30, 2018.
[2]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[3]	Affiliated issuer.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of June 30, 2018.
[9]	Total Return based on the return of the custom Equity Market Neutral (“MNRE”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2018.
[10]	Total Return based on the return of the custom Long/Short Equity (“SMQLS”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2018.
[11]	Total Return based on the return of the custom Merger Arbitrage (“MRGR”) long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2018.
[12]	Total Return based on the return of the custom SMQLS short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2018.
[13]	Total Return based on the return of the custom MNRE short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at June 30, 2018.
[14]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
REIT — Real Estate Investment Trust
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,930,599	$—	$—	$7,930,599
Rights	19	—	—	19
Mutual Funds	12,481,014	—	—	12,481,014
Closed-End Funds	3,466,397	—	—	3,466,397
U.S. Treasury Bills	—	9,853,950	—	9,853,950
Repurchase Agreements	—	3,658,194	—	3,658,194
Securities Lending Collateral	183,989	—	—	183,989
Commodity Futures Contracts*	197,086	—	—	197,086
Interest Rate Futures Contracts*	20,226	118,347	—	138,573
Equity Futures Contracts*	130,003	4,343	—	134,346
Currency Futures Contracts*	70,778	—	—	70,778
Custom Basket Swap Agreements*	—	644,158	—	644,158
Total Assets	$24,480,111	$14,278,992	$—	$38,759,103

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,122,209	$—	$—	$3,122,209
Exchange-Traded Funds	3,519,847	—	—	3,519,847
Commodity Futures Contracts*	62,387	—	—	62,387
Equity Futures Contracts*	40,873	509	—	41,382
Currency Futures Contracts*	10,526	—	—	10,526
Interest Rate Futures Contracts*	6,360	1,102	—	7,462
Custom Basket Swap Agreements*	—	1,076,368	—	1,076,368
Total Liabilities	$6,762,202	$1,077,979	$—	$7,840,181

*	This derivative is reported as unrealized gain/loss at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
MULTI-HEDGE STRATEGIES FUND

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$2,025,802	$13,020	$(1,500,000)	$(1,206)	$1,374	$538,990	21,525	$13,074
Guggenheim Strategy Fund II	3,742,223	47,773	—	—	(3,034)	3,786,962	151,539	47,643
Guggenheim Strategy Fund III	4,030,761	50,198	—	—	(4,901)	4,076,058	163,108	50,045
Guggenheim Variable Insurance Strategy Fund III	4,032,835	52,668	—	—	(6,499)	4,079,004	162,705	52,371
Closed End Funds
Advent Claymore Convertible Securities and Income Fund	22,216	4,031	(13,727)	(759)	(79)	11,682	764	953
Advent Claymore Convertible Securities and Income Fund II	22,079	4,690	(13,706)	(1,199)	(181)	11,683	2,090	1,034
Advent/Claymore Enhanced Growth & Income Fund	21,959	4,817	(14,119)	(1,155)	(210)	11,292	1,457	1,090
Guggenheim Enhanced Equity Income Fund	21,387	—	(20,134)	(469)	(784)	—	—	—
Western Asset Inflation-Linked Securities & Income Fund	23,580	10,719	(10,182)	208	(871)	23,454	2,052	390
Western Asset Inflation-Linked Opportunities & Income Fund	23,400	10,757	(10,974)	(187)	(228)	22,768	2,042	402
	$13,966,242	$198,673	$(1,582,842)	$(4,767)	$(15,413)	$12,561,893		$167,002

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $176,704 of securities loaned (cost $20,902,697)	$21,354,072
Investments in affiliated issuers, at value (cost $12,579,818)	12,561,893
Repurchase agreements, at value (cost $3,658,194)	3,658,194
Foreign currency, at value (cost $29,729)	29,760
Cash	10,714,890
Segregated cash with broker	123,168
Unrealized appreciation on swap agreements	644,158
Receivables:
Securities sold	321,571
Dividends	47,326
Fund shares sold	2,444
Interest	424
Securities lending income	258
Other assets	10,091
Total assets	49,468,249

Liabilities:
Securities sold short, at value (proceeds $6,571,644)	6,642,056
Unrealized depreciation on swap agreements	1,076,368
Payable for:
Swap settlement	1,305,791
Securities purchased	692,456
Return of securities loaned	183,988
Management fees	37,301
Variation margin	16,002
Fund shares redeemed	6,197
Miscellaneous	12,955
Total liabilities	9,973,114
Commitments and contingent liabilities (Note 11)	—
Net assets	$39,495,135

Net assets consist of:
Paid in capital	$42,230,251
Accumulated net investment loss	(975,516)
Accumulated net realized loss on investments	(2,109,516)
Net unrealized appreciation on investments	349,916
Net assets	$39,495,135
Capital shares outstanding	1,673,838
Net asset value per share	$23.60

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$161,019
Dividends from securities of affiliated issuers	167,002
Interest	157,199
Income from securities lending, net	1,024
Total investment income	486,244

Expenses:
Management fees	241,516
Short sales dividend expense	61,972
Custodian fees	225
Miscellaneous	1,315
Total expenses	305,028
Less:
Expenses waived by Adviser	(4,190)
Net expenses	300,838
Net investment income	185,406

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	87,396
Investments in affiliated issuers	(4,767)
Swap agreements	(471,786)
Futures contracts	537,535
Foreign currency transactions	1,238
Securities sold short	(412,108)
Net realized loss	(262,492)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(212,814)
Investments in affiliated issuers	(15,413)
Securities sold short	201,631
Swap agreements	(1,015,373)
Futures contracts	(1,040,462)
Foreign currency translations	292
Net change in unrealized appreciation (depreciation)	(2,082,139)
Net realized and unrealized loss	(2,344,631)
Net decrease in net assets resulting from operations	$(2,159,225)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$185,406	$(172,085)
Net realized gain (loss) on investments	(262,492)	1,212,047
Net change in unrealized appreciation (depreciation) on investments	(2,082,139)	514,183
Net increase (decrease) in net assets resulting from operations	(2,159,225)	1,554,145

Capital share transactions:
Proceeds from sale of shares	2,693,611	5,817,462
Cost of shares redeemed	(4,734,448)	(11,629,769)
Net decrease from capital share transactions	(2,040,837)	(5,812,307)
Net decrease in net assets	(4,200,062)	(4,258,162)

Net assets:
Beginning of period	43,695,197	47,953,359
End of period	$39,495,135	$43,695,197
Accumulated net investment loss at end of period	$(975,516)	$(1,160,923)

Capital share activity:
Shares sold	108,991	240,735
Shares redeemed	(194,714)	(483,666)
Net decrease in shares	(85,723)	(242,931)

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MULTI-HEDGE STRATEGIES FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$24.83	$23.95	$24.09	$23.82	$22.75	$22.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.11	(.09)	(.16)	(.15)	(.18)	(.15)
Net gain (loss) on investments (realized and unrealized)	(1.34)	.97	.04	.58	1.25	.52
Total from investment operations	(1.23)	.88	(.12)	.43	1.07	.37
Less distributions from:
Net investment income	—	—	(.02)	(.16)	—	—
Total distributions	—	—	(.02)	(.16)	—	—
Net asset value, end of period	$23.60	$24.83	$23.95	$24.09	$23.82	$22.75

Total Return[c]	(4.95%)	3.67%	(0.48%)	1.85%	4.66%	1.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$39,495	$43,695	$47,953	$52,281	$42,725	$22,809
Ratios to average net assets:
Net investment income (loss)	0.90%	(0.39%)	(0.66%)	(0.62%)	(0.79%)	(0.65%)
Total expenses[d]	1.48%	1.88%	2.27%	2.38%	2.50%	2.51%
Net expenses[e]	1.46%	1.85%	2.23%	2.34%	2.45%	2.44%
Portfolio turnover rate	57%	158%	119%	160%	245%	324%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

Net expense information reflects the expense ratios after expense waivers, and may include interest and dividend expense. Excluding interest and dividend expense, net expense ratios for the periods presented would be:

06/30/18	2017	2016	2015	2014	2013
1.16%	1.16%	1.17%	1.18%	1.17%	1.15%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

COMMODITIES STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a benchmark for commodities. The Fund’s current benchmark is the S&P Goldman Sachs Commodity Index (“GSCI” or “Index”).

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	28.2%
Guggenheim Strategy Fund I	28.1%
Total	56.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Commodities Strategy Fund	9.54%	27.76%	(10.54%)	(14.18%)
S&P Goldman Sachs Commodity Index	10.36%	30.04%	(9.41%)	(12.36%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P Goldman Sachs Commodity Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
COMMODITIES STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 56.3%
Guggenheim Strategy Fund II1	87,888	$2,196,326
Guggenheim Strategy Fund I1	87,282	2,185,544
Total Mutual Funds
(Cost $4,372,735)		4,381,870

	Face Amount

FEDERAL AGENCY NOTES†† - 13.5%
Freddie Mac[2]
0.80% due 07/11/18	$400,000	399,890
Federal Farm Credit Bank[3]
0.75% due 07/18/18	250,000	249,876
2.04% (1 Month USD LIBOR + (0.05%)) due 01/23/19[4]	100,000	100,045
Total Federal Farm Credit Bank		349,921
Fannie Mae[2]
1.13% due 12/14/18	200,000	199,096
1.13% due 07/20/18	100,000	99,961
Total Fannie Mae		299,057
Total Federal Agency Notes
(Cost $1,049,082)		1,048,868

U.S. TREASURY BILLS†† - 4.2%
U.S. Treasury Bills
1.72% due 07/12/18[5,6]	327,000	326,848
Total U.S. Treasury Bills
(Cost $326,822)		326,848

FEDERAL AGENCY DISCOUNT NOTES†† - 3.9%
Federal Home Loan Bank[3]
1.85% due 07/06/18[5,6]	300,000	299,923
Total Federal Agency Discount Notes
(Cost $299,923)		299,923

REPURCHASE AGREEMENTS††,7 - 21.5%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	917,082	917,082
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	450,331	450,331
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	300,220	300,220
Total Repurchase Agreements
(Cost $1,667,633)		1,667,633

Total Investments - 99.4%
(Cost $7,716,195)		$7,725,142
Other Assets & Liabilities, net - 0.6%		46,057
Total Net Assets - 100.0%		$7,771,199

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Commodity Futures Contracts Purchased†
Goldman Sachs Commodity Index Futures Contracts	65	Jul 2018	$7,917,000	$202,838

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
COMMODITIES STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$4,381,870	$—	$—	$4,381,870
Federal Agency Notes	—	1,048,868	—	1,048,868
U.S. Treasury Bills	—	326,848	—	326,848
Federal Agency Discount Notes	—	299,923	—	299,923
Repurchase Agreements	—	1,667,633	—	1,667,633
Commodity Futures Contracts*	202,838	—	—	202,838
Total Assets	$4,584,708	$3,343,272	$—	$7,927,980

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III and Guggenheim Variable Insurance Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,410,574	$2,726,971	$(1,950,000)	$(1,812)	$(189)	$2,185,544	87,282	$26,869
Guggenheim Strategy Fund II	1,419,739	2,329,123	(1,550,000)	(1,373)	(1,163)	2,196,326	87,888	29,011
	$2,830,313	$5,056,094	$(3,500,000)	$(3,185)	$(1,352)	$4,381,870		$55,880

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $1,675,827)	$1,675,639
Investments in affiliated issuers, at value (cost $4,372,735)	4,381,870
Repurchase agreements, at value (cost $1,667,633)	1,667,633
Segregated cash with broker	64,830
Receivables:
Variation margin	99,938
Dividends	12,972
Interest	3,208
Total assets	7,906,090

Liabilities:
Payable for:
Fund shares redeemed	101,976
Securities purchased	13,326
Management fees	4,768
Transfer agent and administrative fees	1,533
Investor service fees	1,533
Portfolio accounting fees	613
Trustees’ fees*	258
Miscellaneous	10,884
Total liabilities	134,891
Commitments and contingent liabilities (Note 11)	—
Net assets	$7,771,199

Net assets consist of:
Paid in capital	$8,668,806
Accumulated net investment loss	(1,712,371)
Accumulated net realized gain on investments	602,979
Net unrealized appreciation on investments	211,785
Net assets	$7,771,199
Capital shares outstanding	81,136
Net asset value per share	$95.78

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$55,880
Interest	18,766
Total investment income	74,646

Expenses:
Management fees	29,424
Investor service fees	8,584
Transfer agent and administrative fees	8,584
Professional fees	4,153
Portfolio accounting fees	3,434
Trustees’ fees*	561
Custodian fees	456
Miscellaneous	5,368
Total expenses	60,563
Less:
Expenses waived by Adviser	(3,703)
Net expenses	56,861
Net investment income	17,785

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(3,185)
Futures contracts	612,847
Net realized gain	609,662
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(188)
Investments in affiliated issuers	(1,352)
Futures contracts	(38,463)
Net change in unrealized appreciation (depreciation)	(40,003)
Net realized and unrealized gain	569,659
Net increase in net assets resulting from operations	$587,444

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

COMMODITIES STRATEGY FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,785	$160
Net realized gain on investments	609,662	74,631
Net change in unrealized appreciation (depreciation) on investments	(40,003)	140,973
Net increase in net assets resulting from operations	587,444	215,764

Capital share transactions:
Proceeds from sale of shares	29,564,228	22,269,307
Cost of shares redeemed	(27,111,746)	(22,252,087)
Net increase from capital share transactions	2,452,482	17,220
Net increase in net assets	3,039,926	232,984

Net assets:
Beginning of period	4,731,273	4,498,289
End of period	$7,771,199	$4,731,273
Accumulated net investment loss at end of period	$(1,712,371)	$(1,730,156)

Capital share activity:
Shares sold	323,428	284,878
Shares redeemed	(296,401)	(284,484)
Net increase in shares	27,027	394

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

COMMODITIES STRATEGY FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017[h]	Year Ended December 31, 2016[h]	Year Ended December 31, 2015[h]	Year Ended December 31, 2014[h]	Year Ended December 31, 2013[h]
Per Share Data
Net asset value, beginning of period	$87.44	$83.74	$75.82	$114.64	$173.54	$179.38
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	— [c]	(.03)	(1.12)	(1.76)	(2.56)
Net gain (loss) on investments (realized and unrealized)	8.11	3.70	7.95	(37.70)	(57.14)	(3.28)
Total from investment operations	8.34	3.70	7.92	(38.82)	(58.90)	(5.84)
Net asset value, end of period	$95.78	$87.44	$83.74	$75.82	$114.64	$173.54

Total Return[d]	9.54%	4.43%	10.40%	(33.80%)	(34.01%)	(3.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,771	$4,731	$4,498	$2,671	$4,662	$6,170
Ratios to average net assets:
Net investment income (loss)	0.52%	— [e]	(0.48%)	(1.16%)	(1.04%)	(1.50%)
Total expenses[f]	1.76%	1.82%	1.80%	1.75%	1.71%	1.65%
Net expenses[g]	1.66%	1.72%	1.67%	1.63%	1.62%	1.55%
Portfolio turnover rate	85%	107%	231%	198%	202%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Less than 0.01%.
[f]	Does not include expenses of the underlying funds in which the Fund invests.
[g]	Net expense information reflects the expense ratios after expense waivers.
[h]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:16 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Long Short Equity Fund, Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund (the “Funds”), each a non-diversified investment company.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Consolidation of Subsidiary

Each of the consolidated financial statements of the Funds includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Funds.

Each Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of each Fund’s investment in its respective Subsidiary is as follows:

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2018	% of Net Assets of the Fund at June 30, 2018
Global Managed Futures Strategy Fund	11/07/08	$732,082	5.2%
Multi-Hedge Strategies Fund	04/15/09	863,847	2.2%
Commodities Strategy Fund	07/21/09	991,342	12.8%

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE,

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE. The swaps’ values are then adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreements.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the valuation committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.91% at June 30, 2018.

(j) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and derivative instruments. These investments involve, to varying degrees, elements of market risk and risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Global Managed Futures Strategy Fund	Hedge, Leverage, Liquidity, Speculation	$42,336,194	$53,340,960
Multi-Hedge Strategies Fund	Duration, Hedge, Index exposure, Leverage, Liquidity, Speculation, Income	24,705,769	28,748,501
Commodities Strategy Fund	Index exposure, Liquidity	6,844,463	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral of other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. The exchange bears the risk of loss for interest rate swaps.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis for the period ended June 30, 2018:

		Average Notional Amount
Fund	Use	Long	Short
Long-Short Equity Fund	Index exposure, Liquidity	$18,522,612	$34,651,904
Multi-Hedge Strategies Fund	Hedge, Index exposure, Leverage, Liquidity, Speculation	30,800,582	26,870,988

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Variation margin	Variation margin
Equity Contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Equity Swaps Risk	Total Value at June 30, 2018
Global Managed Futures Strategy Fund	$97,567	$77,788	$85,691	$185,037	$—	$446,083
Multi-Hedge Strategies Fund	134,346	70,778	138,573	197,086	644,158	1,184,941
Commodities Strategy Fund	—	—	—	202,838	—	202,838

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Futures Interest Rate Risk*	Futures Commodity Risk*	Equity Swaps Risk	Total Value at June 30, 2018
Long Short Equity Fund	$—	$—	$—	$—	$1,670,061	$1,670,061
Global Managed Futures Strategy Fund	126,612	22,421	37,855	90,966	—	277,854
Multi-Hedge Strategies Fund	41,382	10,526	7,462	62,387	1,076,368	1,198,125

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Interest Rate/Commodity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity Contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Equity Swaps Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long Short Equity Fund	$—	$(2,309,548)	$—	$—	$—	$(2,309,548)
Global Managed Futures Strategy Fund	(167,998)	—	(210,550)	140,301	(259,084)	(497,331)
Multi-Hedge Strategies Fund	339,340	(471,786)	72,887	261,382	(136,074)	65,749
Commodities Strategy Fund	—	—	—	—	612,847	612,847

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Equity Swaps Risk	Futures Currency Risk	Futures Interest Rate Risk	Futures Commodity Risk	Total
Long-Short Equity Fund	$—	$(649,992)	$—	$—	$—	$(649,992)
Global Managed Futures Strategy Fund	(91,682)	—	4,236	(3,623)	(29,355)	(120,424)
Multi-Hedge Strategies Fund	(1,217,843)	(1,015,373)	28,166	148,091	1,124	(2,055,835)
Commodities Strategy Fund	—	—	—	—	(38,463)	(38,463)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Multi-Hedge Strategies Fund	Swap equity contracts	$644,158	$—	$644,158	$(644,158)	$—	$—

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Swap equity contracts	$1,670,061	$—	$1,670,061	$(1,670,061)	$—	$—
Multi-Hedge Strategies Fund	Swap equity contracts	1,076,368	—	1,076,368	(644,158)	—	432,210

[1]	Exchange-traded futures are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of June 30, 2018. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
Global Managed Futures Strategy Fund	Goldman Sachs Group	Futures contracts	$25,015	$—
Global Managed Futures Strategy Fund Total			25,015	—
Multi-Hedge Strategies Fund	Goldman Sachs Group	Futures contracts	123,168	—
Multi-Hedge Strategies Fund Total			123,168	—
Commodities Strategy Fund	Goldman Sachs Group	Futures contracts	64,830	—
Commodities Strategy Fund Total			64,830	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Global Managed Futures Strategy Fund	0.90%
Multi-Hedge Strategies Fund	1.15%
Commodities Strategy Fund	0.75%

GI has contractually agreed to waive the management fee it receives from each Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Funds invest in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Funds’ Board of Trustees for such termination. For the period ended June 30, 2018, the Global Managed Futures Strategy Fund, Multi-Hedge Strategies Fund, and Commodities Strategy Fund waived $3,471, $4,133 and $3,703 respectively, related to investments in the Subsidiary.

As part of its agreement with the Trust, GI will pay all expenses of the Multi-Hedge Strategies Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, taxes (expected to be de minimis), brokerage commissions and other expenses connected with execution of portfolio transactions, short dividend expenses, subsidiary expenses and extraordinary expenses.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs. Fees related to Multi-Hedge Strategies Fund are paid by GI, as previously stated.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2018, the Long Short Equity Fund and Multi-Hedge Strategies Fund waived $68 and $57, respectively, related to investments in affiliated funds.

Certain officers and trustees of the Trust are also officers of GI and GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GDF.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. As securities lending agent, U.S. Bank is responsible for executing the lending of portfolio securities to creditworthy borrowers. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily managed assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
2.10%			1.88% - 2.50%
Due 07/02/18	$47,042,511	$47,050,743	08/31/22 - 08/15/25	$46,464,300	$45,313,928
			U.S. Treasury Bonds
			3.00% - 3.38%
			05/15/44 - 05/15/47	2,559,600	2,582,788
					47,896,716

Barclays Capital			U.S. TIP Notes
2.07%			0.39% - 1.00%
Due 07/02/18	23,100,095	23,104,080	01/15/26 - 02/15/46	18,009,827	17,794,154
			U.S. Treasury Note
			1.88%
			03/31/22	5,903,500	5,752,223
					23,546,377

Bank of America Merrill Lynch			U.S. Treasury Note
2.08%			4.00%
Due 07/02/18	15,400,064	15,402,733	08/15/18	15,438,500	15,658,625

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$53,837	$(53,837)	$—	$54,979	$—	$54,979
Multi-Hedge Strategies Fund	176,704	(176,704)	—	183,989	—	183,989

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The Funds intend to invest up to 25% of their assets in the Subsidiary which is expected to provide the Funds with exposure to the commodities markets within the limitations of the federal tax requirements under Subchapter M of the Internal Revenue Code. The Funds have received a private letter ruling from the IRS that concludes that the income the Funds receive from the Subsidiary will constitute qualifying income for purposes of Subchapter M of the Internal Revenue Code. The Subsidiary will be classified as a corporation for U.S. federal income tax purposes. A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business.

At June 30, 2018, the cost of securities for federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Long Short Equity Fund	$34,763,452	$1,408,509	$(2,853,906)	$(1,445,397)
Global Managed Futures Strategy Fund	14,425,146	329,171	(277,853)	51,318
Multi-Hedge Strategies Fund	30,586,103	1,883,896	(1,551,077)	332,819
Commodities Strategy Fund	7,772,600	157,029	(1,649)	155,380

Note 9 – Securities Transactions

For the period ended June 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$69,329,824	$75,178,335
Global Managed Futures Strategy Fund	157,365	1,000,000
Multi-Hedge Strategies Fund	19,183,840	22,071,994
Commodities Strategy Fund	5,056,095	3,500,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2018, the Funds did not engage in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(continued)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 09, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.66% for the period ended June 30, 2018. The Funds did not have any borrowings outstanding under this agreement at June 30, 2018.

The average daily balances borrowed for the period ended June 30, 2018, were as follows:

Fund	Average Daily Balance
Multi-Hedge Strategies Fund	$16

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)(concluded)

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the Investment Advisory Agreement the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund

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OTHER INFORMATION (Unaudited)(continued)

performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	165	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1998 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (1999-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2007-present).

Former: Tax Compliance Manager, Ernst & Young, LLP (1996-2009).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

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6.30.2018

Rydex Variable Trust Semi-Annual Report

Domestic Equity Funds
Nova Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Inverse NASDAQ-100® Strategy Fund
S&P 500® 2x Strategy Fund
NASDAQ-100® 2x Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 2x Strategy Fund
Russell 2000® 1.5x Strategy Fund
Inverse Russell 2000® Strategy Fund
Dow 2x Strategy Fund
Inverse Dow 2x Strategy Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

GuggenheimInvestments.com	RVATB1-SEMI-0618x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	9
INVERSE S&P 500® STRATEGY FUND	20
NASDAQ-100® FUND	26
INVERSE NASDAQ-100® STRATEGY FUND	34
S&P 500® 2x STRATEGY FUND	40
NASDAQ-100® 2x STRATEGY FUND	51
MID-CAP 1.5x STRATEGY FUND	59
INVERSE MID-CAP STRATEGY FUND	69
RUSSELL 2000® 2x STRATEGY FUND	75
RUSSELL 2000® 1.5x STRATEGY FUND	100
INVERSE RUSSELL 2000® STRATEGY FUND	125
DOW 2x STRATEGY FUND	132
INVERSE DOW 2x STRATEGY FUND	139
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	145
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	151
HIGH YIELD STRATEGY FUND	157
U.S. GOVERNMENT MONEY MARKET FUND	164
NOTES TO FINANCIAL STATEMENTS	170
OTHER INFORMATION	187
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	190
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	194

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for 17 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
July 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2018

The NASDAQ-100® Fund may not be suitable for all investors. ● Investing in Rydex NASDAQ-100® Fund involves certain risks, which may include increased volatility due to the use of futures and the possibility that companies in which the Fund invests may not be commercially successful or may become obsolete more quickly. ● There are no assurances that any Rydex Fund will achieve its objective and/or strategy. This Fund is subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective and may decrease the Fund’s performance. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim Fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options, and swap agreements will expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. ● The Fund’s exposure to the high yield bond market may subject the Fund to greater volatility because (i) it will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2018

As the U.S. economy powers along, with second quarter 2018 gross domestic product (“GDP”) coming in at 4.1% annualized, geopolitical risk continues to weigh on the market. Positive headlines surrounding growth and the labor market are offset by the trade war launched by the U.S. against both its rivals and its allies. In May, the Trump administration allowed the aluminum and steel tariff exemptions to expire for Canada, Mexico, and the European Union, instituting 25% tariffs on steel and 10% tariffs on aluminum imported from these regions. In June, the U.S. administration announced it would also impose 25% tariffs on $50 billion worth of Chinese imports ($34 billion of which would be tariffed beginning in July), followed by the publication of a list of $200 billion in additional Chinese goods to be targeted, to which China promised retaliation. The European Union has also announced retaliation, approving tariffs of 25% on a long list of American goods. Over this period, 10-year U.S. Treasury yields peaked at 3.1% and finished the quarter at 2.9%.

The bond market’s reaction to trade rhetoric indicates that there is a tug of war at hand. While fiscal stimulus pushed up bond yields initially, tariffs are weighing them down. Markets are right to be concerned about the consequences of a trade war in which no one wins. Outside of the U.S., this trade war will have the intended impact of squeezing economic growth in export-heavy regions, but among the losers will also be U.S. consumers. Some corporations may slow or postpone hiring as they manage for rising input costs. Others will pass higher prices on to the consumer, causing disposable incomes to suffer. In either case, tariffs reduce the benefit of the fiscal stimulus.

The U.S. Federal Reserve’s (the “Fed”) confidence in the U.S. economy seems to have sharpened in recent weeks despite trade war uncertainty. In the June Summary of Economic Projections (“SEP”), the U.S. Federal Reserve Open Market Committee’s (“FOMC”) median expectations for 2018 GDP growth rose from 2.7% to 2.8%. The FOMC now expects a lower unemployment rate, higher personal consumption expenditures inflation and a higher federal funds rate for 2018 and 2019 than previously expected. The Fed is determined to tighten financial conditions until economic growth and hiring slow to a more sustainable pace.

We believe that the net effect of all factors affecting rates—fiscal stimulus, trade war, and monetary policy tightening—will keep long-term interest rates from moving much higher than current levels. The market is currently pricing this in to the yield curve; in July the difference between 30-year and two-year U.S. Treasury yields hit its lowest level since July 2007. The bond market is sending a warning signal that makes us wary of taking on too much credit risk at this stage.

We maintain our view that a recession could come in 2020 and markets may discount this as early as 2019. In the meantime, we are watching for exogenous factors that could cause a recession to come sooner.

For the six months ended June 30, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 2.65%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -2.37%. The return of the MSCI Emerging Markets Index* was -6.51%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.62% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 0.16%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.81% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. The DJIA was invented by Charles Dow back in 1896.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2018

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2017 and ending June 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2017	Ending Account Value June 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund	1.58%	2.09%	$ 1,000.00	$ 1,020.90	$ 7.92
Inverse S&P 500® Strategy Fund	1.74%	(2.87%)	1,000.00	971.30	8.50
NASDAQ-100® Fund	1.62%	9.82%	1,000.00	1,098.20	8.43
Inverse NASDAQ-100® Strategy Fund	1.77%	(10.66%)	1,000.00	893.40	8.31
S&P 500® 2x Strategy Fund	1.73%	1.65%	1,000.00	1,016.50	8.65
NASDAQ-100® 2x Strategy Fund	1.77%	17.35%	1,000.00	1,173.50	9.54
Mid-Cap 1.5x Strategy Fund	1.72%	3.47%	1,000.00	1,034.70	8.68
Inverse Mid-Cap Strategy Fund	1.73%	(3.56%)	1,000.00	964.40	8.43
Russell 2000® 2x Strategy Fund	1.79%	12.57%	1,000.00	1,125.70	9.43
Russell 2000® 1.5x Strategy Fund	1.78%	9.64%	1,000.00	1,096.40	9.25
Inverse Russell 2000® Strategy Fund	1.79%	(7.52%)	1,000.00	924.80	8.54
Dow 2x Strategy Fund	1.77%	(4.97%)	1,000.00	950.30	8.56
Inverse Dow 2x Strategy Fund	1.77%	(1.24%)	1,000.00	987.60	8.72
Government Long Bond 1.2x Strategy Fund	1.28%	(5.22%)	1,000.00	947.80	6.18
Inverse Government Long Bond Strategy Fund	4.35%	3.88%	1,000.00	1,038.80	21.99
High Yield Strategy Fund	1.58%	(1.14%)	1,000.00	988.60	7.79
U.S. Government Money Market Fund	1.28%	0.17%	1,000.00	1,001.70	6.35

Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund	1.58%	5.00%	$ 1,000.00	$ 1,016.96	$ 7.90
Inverse S&P 500® Strategy Fund	1.74%	5.00%	1,000.00	1,016.17	8.70
NASDAQ-100® Fund	1.62%	5.00%	1,000.00	1,016.76	8.10
Inverse NASDAQ-100® Strategy Fund	1.77%	5.00%	1,000.00	1,016.02	8.85
S&P 500® 2x Strategy Fund	1.73%	5.00%	1,000.00	1,016.22	8.65
NASDAQ-100® 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.02	8.85
Mid-Cap 1.5x Strategy Fund	1.72%	5.00%	1,000.00	1,016.27	8.60
Inverse Mid-Cap Strategy Fund	1.73%	5.00%	1,000.00	1,016.22	8.65
Russell 2000® 2x Strategy Fund	1.79%	5.00%	1,000.00	1,015.92	8.95
Russell 2000® 1.5x Strategy Fund	1.78%	5.00%	1,000.00	1,015.97	8.90
Inverse Russell 2000® Strategy Fund	1.79%	5.00%	1,000.00	1,015.92	8.95
Dow 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.02	8.85
Inverse Dow 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.02	8.85
Government Long Bond 1.2x Strategy Fund	1.28%	5.00%	1,000.00	1,018.45	6.41
Inverse Government Long Bond Strategy Fund	4.35%	5.00%	1,000.00	1,003.22	21.61
High Yield Strategy Fund	1.58%	5.00%	1,000.00	1,016.96	7.90
U.S. Government Money Market Fund	1.28%	5.00%	1,000.00	1,018.45	6.41

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.73%. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2017 to June 30, 2018.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	26.0%
Guggenheim Strategy Fund II	24.0%
Apple, Inc.	1.4%
Microsoft Corp.	1.2%
Amazon.com, Inc.	1.1%
Facebook, Inc. — Class A	0.7%
Berkshire Hathaway, Inc. — Class B	0.6%
JPMorgan Chase & Co.	0.6%
Exxon Mobil Corp.	0.6%
Alphabet, Inc. — Class C	0.5%
Top Ten Total	56.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Nova Fund	2.09%	18.78%	17.89%	11.65%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
NOVA FUND

	Shares	Value

COMMON STOCKS† - 36.6%

Consumer, Non-cyclical - 7.9%
Johnson & Johnson	1,872	$227,148
UnitedHealth Group, Inc.	671	164,623
Pfizer, Inc.	4,083	148,131
Procter & Gamble Co.	1,755	136,995
Coca-Cola Co.	2,673	117,238
Merck & Company, Inc.	1,878	113,995
PepsiCo, Inc.	990	107,781
AbbVie, Inc.	1,058	98,024
Philip Morris International, Inc.	1,085	87,603
Amgen, Inc.	465	85,834
Medtronic plc	945	80,901
Altria Group, Inc.	1,321	75,019
Abbott Laboratories	1,224	74,652
PayPal Holdings, Inc.*	779	64,867
Gilead Sciences, Inc.	908	64,323
Bristol-Myers Squibb Co.	1,141	63,143
Thermo Fisher Scientific, Inc.	281	58,206
Eli Lilly & Co.	667	56,915
CVS Health Corp.	710	45,689
Becton Dickinson and Co.	187	44,798
Biogen, Inc.*	147	42,665
Anthem, Inc.	178	42,369
Danaher Corp.	429	42,334
Mondelez International, Inc. — Class A	1,030	42,230
Aetna, Inc.	228	41,838
Automatic Data Processing, Inc.	308	41,315
Allergan plc	237	39,513
Colgate-Palmolive Co.	609	39,469
Celgene Corp.*	493	39,154
Stryker Corp.	224	37,825
Intuitive Surgical, Inc.*	79	37,800
S&P Global, Inc.	175	35,681
Boston Scientific Corp.*	963	31,490
Express Scripts Holding Co.*	392	30,266
Vertex Pharmaceuticals, Inc.*	178	30,253
Cigna Corp.	170	28,892
Zoetis, Inc.	338	28,794
Illumina, Inc.*	103	28,767
Humana, Inc.	96	28,572
Kraft Heinz Co.	417	26,196
Kimberly-Clark Corp.	244	25,703
Constellation Brands, Inc. — Class A	117	25,608
Baxter International, Inc.	344	25,401
Ecolab, Inc.	181	25,400
Sysco Corp.	335	22,877
Estee Lauder Companies, Inc. — Class A	156	22,260
Edwards Lifesciences Corp.*	147	21,399
HCA Healthcare, Inc.	195	20,007
Moody’s Corp.	117	19,955
Alexion Pharmaceuticals, Inc.*	155	19,243
McKesson Corp.	141	18,809
Regeneron Pharmaceuticals, Inc.*	54	18,630
General Mills, Inc.	414	18,323
Archer-Daniels-Midland Co.	390	17,874
Centene Corp.*	143	17,619
Align Technology, Inc.*	50	17,107
Monster Beverage Corp.*	287	16,445
Kroger Co.	567	16,131
Zimmer Biomet Holdings, Inc.	142	15,825
Tyson Foods, Inc. — Class A	208	14,321
IDEXX Laboratories, Inc.*	61	13,294
FleetCor Technologies, Inc.*	63	13,271
Mylan N.V.*	360	13,010
IHS Markit Ltd.*	249	12,846
Laboratory Corporation of America Holdings*	71	12,747
Global Payments, Inc.	111	12,375
Clorox Co.	90	12,173
Kellogg Co.	174	12,157
ABIOMED, Inc.*	29	11,863
Verisk Analytics, Inc. — Class A*	108	11,625
IQVIA Holdings, Inc.*	113	11,280
Cintas Corp.	60	11,104
Cardinal Health, Inc.	217	10,596
Equifax, Inc.	84	10,509
Quest Diagnostics, Inc.	95	10,444
ResMed, Inc.	100	10,358
McCormick & Company, Inc.	85	9,868
Conagra Brands, Inc.	275	9,826
Total System Services, Inc.	116	9,804
AmerisourceBergen Corp. — Class A	114	9,721
Hershey Co.	98	9,120
Church & Dwight Company, Inc.	171	9,090
Brown-Forman Corp. — Class B	183	8,969
Molson Coors Brewing Co. — Class B	129	8,777
United Rentals, Inc.*	58	8,562
Gartner, Inc.*	64	8,506
JM Smucker Co.	79	8,491
Incyte Corp.*	123	8,241
Cooper Companies, Inc.	34	8,005
Henry Schein, Inc.*	108	7,845
Hologic, Inc.*	191	7,592
Varian Medical Systems, Inc.*	64	7,278
Nielsen Holdings plc	234	7,238
Hormel Foods Corp.	189	7,033
Dentsply Sirona, Inc.	159	6,959
Universal Health Services, Inc. — Class B	61	6,798
DaVita, Inc.*	97	6,736
Perrigo Company plc	90	6,562
Western Union Co.	322	6,546
Avery Dennison Corp.	61	6,228
Robert Half International, Inc.	86	5,599
Nektar Therapeutics*	112	5,469
Campbell Soup Co.[1]	134	5,432
Coty, Inc. — Class A	330	4,653
Envision Healthcare Corp.*	85	3,741
Quanta Services, Inc.*	104	3,474
H&R Block, Inc.	146	3,326
Total Consumer, Non-cyclical		3,445,386

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NOVA FUND

	Shares	Value

Financial - 6.6%
Berkshire Hathaway, Inc. — Class B*	1,344	$250,858
JPMorgan Chase & Co.	2,377	247,683
Bank of America Corp.	6,583	185,575
Wells Fargo & Co.	3,061	169,702
Visa, Inc. — Class A	1,247	165,165
Mastercard, Inc. — Class A	640	125,773
Citigroup, Inc.	1,780	119,118
U.S. Bancorp	1,089	54,472
Goldman Sachs Group, Inc.	245	54,040
American Express Co.	498	48,804
Morgan Stanley	952	45,125
American Tower Corp. — Class A REIT	308	44,404
PNC Financial Services Group, Inc.	328	44,313
BlackRock, Inc. — Class A	86	42,917
Charles Schwab Corp.	838	42,822
Chubb Ltd.	325	41,282
CME Group, Inc. — Class A	238	39,013
Bank of New York Mellon Corp.	706	38,075
Simon Property Group, Inc. REIT	216	36,761
American International Group, Inc.	627	33,244
Crown Castle International Corp. REIT	290	31,268
Capital One Financial Corp.	340	31,246
MetLife, Inc.	710	30,956
Intercontinental Exchange, Inc.	404	29,714
Marsh & McLennan Companies, Inc.	354	29,017
BB&T Corp.	544	27,439
Prudential Financial, Inc.	293	27,398
Prologis, Inc. REIT	372	24,437
Progressive Corp.	407	24,074
Public Storage REIT	105	23,820
State Street Corp.	255	23,738
Equinix, Inc. REIT	55	23,644
Aon plc	171	23,456
Aflac, Inc.	540	23,231
Travelers Companies, Inc.	189	23,122
Allstate Corp.	245	22,361
SunTrust Banks, Inc.	324	21,390
T. Rowe Price Group, Inc.	169	19,619
Weyerhaeuser Co. REIT	528	19,251
M&T Bank Corp.	101	17,185
Discover Financial Services	244	17,180
Synchrony Financial	495	16,523
AvalonBay Communities, Inc. REIT	96	16,502
Equity Residential REIT	257	16,368
Welltower, Inc. REIT	260	16,299
Digital Realty Trust, Inc. REIT	144	16,068
Northern Trust Corp.	148	15,228
KeyCorp	741	14,479
Ventas, Inc. REIT	249	14,181
Ameriprise Financial, Inc.	101	14,128
Willis Towers Watson plc	92	13,947
Regions Financial Corp.	784	13,940
Fifth Third Bancorp	479	13,747
Boston Properties, Inc. REIT	108	13,545
SBA Communications Corp. REIT*	80	13,210
Citizens Financial Group, Inc.	338	13,148
Hartford Financial Services Group, Inc.	250	12,783
Huntington Bancshares, Inc.	771	11,380
E*TRADE Financial Corp.*	184	11,253
Essex Property Trust, Inc. REIT	46	10,997
Host Hotels & Resorts, Inc. REIT	518	10,914
Comerica, Inc.	120	10,910
Realty Income Corp. REIT	199	10,704
SVB Financial Group*	37	10,684
CBRE Group, Inc. — Class A*	211	10,073
XL Group Ltd.	180	10,071
Principal Financial Group, Inc.	186	9,849
Lincoln National Corp.	153	9,524
Alexandria Real Estate Equities, Inc. REIT	72	9,084
GGP, Inc. REIT	442	9,030
Vornado Realty Trust REIT	121	8,944
Loews Corp.	183	8,835
Extra Space Storage, Inc. REIT	88	8,783
HCP, Inc. REIT	328	8,469
Arthur J Gallagher & Co.	127	8,291
Cboe Global Markets, Inc.	79	8,222
Raymond James Financial, Inc.	91	8,131
Mid-America Apartment Communities, Inc. REIT	79	7,953
Alliance Data Systems Corp.	34	7,929
Invesco Ltd.	287	7,623
Nasdaq, Inc.	82	7,484
Zions Bancorporation	138	7,271
Duke Realty Corp. REIT	249	7,229
Franklin Resources, Inc.	222	7,115
UDR, Inc. REIT	187	7,020
Cincinnati Financial Corp.	104	6,953
Iron Mountain, Inc. REIT	196	6,862
Everest Re Group Ltd.	29	6,684
Federal Realty Investment Trust REIT	51	6,454
Regency Centers Corp. REIT	103	6,394
SL Green Realty Corp. REIT	62	6,233
Torchmark Corp.	74	6,024
Unum Group	154	5,696
Affiliated Managers Group, Inc.	38	5,650
Kimco Realty Corp. REIT	297	5,046
Jefferies Financial Group, Inc.	212	4,821
Apartment Investment & Management Co. — Class A REIT	110	4,653
People’s United Financial, Inc.	243	4,396
Macerich Co. REIT	76	4,319
Assurant, Inc.	37	3,829
Brighthouse Financial, Inc.*	84	3,366
Total Financial		2,917,940

Technology - 6.0%
Apple, Inc.	3,431	635,113
Microsoft Corp.	5,363	528,845
Intel Corp.	3,253	161,707
NVIDIA Corp.	424	100,446
Oracle Corp.	2,080	91,645
Adobe Systems, Inc.*	344	83,871

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NOVA FUND

	Shares	Value

International Business Machines Corp.	596	$83,261
Texas Instruments, Inc.	683	75,301
Accenture plc — Class A	449	73,452
Broadcom, Inc.	287	69,638
salesforce.com, Inc.*	492	67,109
QUALCOMM, Inc.	1,035	58,084
Micron Technology, Inc.*	810	42,476
Activision Blizzard, Inc.	531	40,526
Intuit, Inc.	170	34,732
Applied Materials, Inc.	704	32,518
Cognizant Technology Solutions Corp. — Class A	409	32,307
Electronic Arts, Inc.*	214	30,178
HP, Inc.	1,146	26,003
Analog Devices, Inc.	259	24,843
Fidelity National Information Services, Inc.	231	24,493
Fiserv, Inc.*	286	21,190
Autodesk, Inc.*	153	20,057
Lam Research Corp.	115	19,878
Red Hat, Inc.*	124	16,662
Western Digital Corp.	209	16,179
DXC Technology Co.	199	16,041
Hewlett Packard Enterprise Co.	1,066	15,574
Paychex, Inc.	223	15,242
Microchip Technology, Inc.	164	14,916
NetApp, Inc.	187	14,685
Cerner Corp.*	220	13,154
Skyworks Solutions, Inc.	127	12,274
Xilinx, Inc.	177	11,551
Seagate Technology plc	200	11,294
KLA-Tencor Corp.	109	11,176
ANSYS, Inc.*	59	10,276
MSCI, Inc. — Class A	62	10,257
Take-Two Interactive Software, Inc.*	80	9,469
Broadridge Financial Solutions, Inc.	82	9,438
Citrix Systems, Inc.*	90	9,435
Synopsys, Inc.*	104	8,899
Akamai Technologies, Inc.*	119	8,714
Advanced Micro Devices, Inc.*	575	8,619
Cadence Design Systems, Inc.*	197	8,532
CA, Inc.	218	7,772
Qorvo, Inc.*	88	7,055
IPG Photonics Corp.*	26	5,736
Xerox Corp.	149	3,576
Total Technology		2,654,199

Communications - 5.4%
Amazon.com, Inc.*	281	477,644
Facebook, Inc. — Class A*	1,674	325,292
Alphabet, Inc. — Class C*	212	236,518
Alphabet, Inc. — Class A*	208	234,872
AT&T, Inc.	5,069	162,761
Verizon Communications, Inc.	2,884	145,094
Cisco Systems, Inc.	3,283	141,268
Netflix, Inc.*	303	118,603
Walt Disney Co.	1,038	108,793
Comcast Corp. — Class A	3,206	105,189
Booking Holdings, Inc.*	34	68,921
Charter Communications, Inc. — Class A*	129	37,824
Twenty-First Century Fox, Inc. — Class A	736	36,572
eBay, Inc.*	645	23,388
Twitter, Inc.*	457	19,957
Twenty-First Century Fox, Inc. — Class B	307	15,126
CBS Corp. — Class B	238	13,380
Motorola Solutions, Inc.	113	13,150
CenturyLink, Inc.	685	12,768
Omnicom Group, Inc.	159	12,127
Expedia Group, Inc.	84	10,096
VeriSign, Inc.*	67	9,207
Symantec Corp.	434	8,962
Viacom, Inc. — Class B	246	7,419
F5 Networks, Inc.*	43	7,415
Juniper Networks, Inc.	244	6,690
Interpublic Group of Companies, Inc.	269	6,305
Discovery, Inc. — Class C*	238	6,069
DISH Network Corp. — Class A*	160	5,378
TripAdvisor, Inc.*	75	4,178
News Corp. — Class A	268	4,154
Discovery, Inc. — Class A*,1	109	2,998
News Corp. — Class B	85	1,347
Total Communications		2,389,465

Industrial - 3.5%
Boeing Co.	382	128,165
General Electric Co.	6,063	82,517
3M Co.	414	81,442
Union Pacific Corp.	541	76,649
Honeywell International, Inc.	521	75,050
United Technologies Corp.	519	64,891
Caterpillar, Inc.	417	56,574
Lockheed Martin Corp.	173	51,109
United Parcel Service, Inc. — Class B	481	51,097
FedEx Corp.	172	39,054
CSX Corp.	611	38,970
Raytheon Co.	201	38,829
Northrop Grumman Corp.	122	37,539
General Dynamics Corp.	193	35,977
Deere & Co.	226	31,595
Emerson Electric Co.	440	30,422
Norfolk Southern Corp.	197	29,721
Illinois Tool Works, Inc.	213	29,509
Eaton Corporation plc	305	22,796
Waste Management, Inc.	278	22,613
TE Connectivity Ltd.	244	21,975
Johnson Controls International plc	647	21,642
Roper Technologies, Inc.	72	19,866
Amphenol Corp. — Class A	210	18,301
Fortive Corp.	214	16,502
Corning, Inc.	580	15,956
Ingersoll-Rand plc	173	15,523
Rockwell Collins, Inc.	115	15,488
Rockwell Automation, Inc.	88	14,628
Parker-Hannifin Corp.	93	14,494
Cummins, Inc.	108	14,364

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NOVA FUND

	Shares	Value

Stanley Black & Decker, Inc.	108	$14,343
Agilent Technologies, Inc.	223	13,790
Harris Corp.	83	11,997
Vulcan Materials Co.	92	11,874
Textron, Inc.	179	11,798
TransDigm Group, Inc.	34	11,735
AMETEK, Inc.	162	11,690
Republic Services, Inc. — Class A	156	10,664
Waters Corp.*	55	10,647
L3 Technologies, Inc.	55	10,578
Mettler-Toledo International, Inc.*	18	10,415
WestRock Co.	179	10,207
Martin Marietta Materials, Inc.	44	9,827
Expeditors International of Washington, Inc.	122	8,918
Ball Corp.	244	8,674
Xylem, Inc.	126	8,490
Masco Corp.	217	8,120
CH Robinson Worldwide, Inc.	97	8,115
Dover Corp.	108	7,906
Kansas City Southern	72	7,629
Packaging Corporation of America	66	7,378
J.B. Hunt Transport Services, Inc.	60	7,293
Huntington Ingalls Industries, Inc.	31	6,720
Snap-on, Inc.	40	6,429
AO Smith Corp.	101	5,974
PerkinElmer, Inc.	77	5,639
Fortune Brands Home & Security, Inc.	102	5,476
Jacobs Engineering Group, Inc.	84	5,333
Allegion plc	66	5,106
Arconic, Inc.	297	5,052
FLIR Systems, Inc.	96	4,989
Sealed Air Corp.	113	4,797
Fluor Corp.	98	4,781
Garmin Ltd.	78	4,758
Pentair plc	113	4,755
Stericycle, Inc.*	60	3,917
Flowserve Corp.	91	3,676
Total Industrial		1,512,748

Consumer, Cyclical - 3.0%
Home Depot, Inc.	805	157,055
Walmart, Inc.	1,010	86,506
McDonald’s Corp.	548	85,866
NIKE, Inc. — Class B	895	71,314
Costco Wholesale Corp.	306	63,948
Lowe’s Companies, Inc.	574	54,857
Starbucks Corp.	963	47,043
TJX Companies, Inc.	438	41,689
Walgreens Boots Alliance, Inc.	595	35,709
General Motors Co.	885	34,869
Ford Motor Co.	2,732	30,243
Target Corp.	372	28,317
Marriott International, Inc. — Class A	207	26,206
Ross Stores, Inc.	264	22,374
Delta Air Lines, Inc.	451	22,343
Southwest Airlines Co.	372	18,927
VF Corp.	229	18,668
Yum! Brands, Inc.	226	17,678
Dollar General Corp.	177	17,452
Aptiv plc	185	16,952
Carnival Corp.	283	16,219
O’Reilly Automotive, Inc.*	57	15,593
Hilton Worldwide Holdings, Inc.	195	15,436
PACCAR, Inc.	246	15,242
Dollar Tree, Inc.*	166	14,110
Best Buy Company, Inc.	171	12,753
AutoZone, Inc.*	19	12,748
Royal Caribbean Cruises Ltd.	118	12,225
United Continental Holdings, Inc.*	165	11,505
WW Grainger, Inc.	36	11,103
American Airlines Group, Inc.	291	11,046
MGM Resorts International	350	10,161
Lennar Corp. — Class A	191	10,028
Wynn Resorts Ltd.	59	9,873
DR Horton, Inc.	240	9,840
Fastenal Co.	201	9,674
Mohawk Industries, Inc.*	44	9,428
Tapestry, Inc.	201	9,389
Genuine Parts Co.	102	9,363
Tiffany & Co.	71	9,344
Ulta Beauty, Inc.*	40	9,338
Darden Restaurants, Inc.	86	9,207
CarMax, Inc.*	124	9,036
Newell Brands, Inc.	339	8,743
Kohl’s Corp.	117	8,529
PVH Corp.	54	8,085
Macy’s, Inc.	214	8,010
Copart, Inc.*	141	7,975
Chipotle Mexican Grill, Inc. — Class A*	17	7,333
Hasbro, Inc.	79	7,292
Advance Auto Parts, Inc.	52	7,056
Michael Kors Holdings Ltd.*	105	6,993
LKQ Corp.*	216	6,890
Norwegian Cruise Line Holdings Ltd.*	144	6,804
Whirlpool Corp.	45	6,580
Tractor Supply Co.	85	6,502
L Brands, Inc.	169	6,233
BorgWarner, Inc.	138	5,956
Hanesbrands, Inc.[1]	252	5,549
PulteGroup, Inc.	183	5,261
Alaska Air Group, Inc.	86	5,194
Ralph Lauren Corp. — Class A	39	4,903
Gap, Inc.	151	4,891
Harley-Davidson, Inc.	116	4,881
Foot Locker, Inc.	82	4,317
Nordstrom, Inc.	82	4,246
Leggett & Platt, Inc.	92	4,107
Mattel, Inc.[1]	240	3,941
Goodyear Tire & Rubber Co.	167	3,889
Under Armour, Inc. — Class A*,1	130	2,922
Under Armour, Inc. — Class C*	131	2,762
Total Consumer, Cyclical		1,326,521

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NOVA FUND

	Shares	Value

Energy - 2.3%
Exxon Mobil Corp.	2,956	$244,550
Chevron Corp.	1,334	168,658
Schlumberger Ltd.	967	64,818
ConocoPhillips	817	56,879
EOG Resources, Inc.	404	50,270
Occidental Petroleum Corp.	535	44,769
Valero Energy Corp.	301	33,360
Phillips 66	293	32,907
Halliburton Co.	611	27,531
Anadarko Petroleum Corp.	360	26,370
Kinder Morgan, Inc.	1,324	23,395
Marathon Petroleum Corp.	322	22,591
Pioneer Natural Resources Co.	119	22,520
ONEOK, Inc.	287	20,041
Devon Energy Corp.	365	16,045
Williams Companies, Inc.	578	15,670
Concho Resources, Inc.*	104	14,388
Andeavor	97	12,724
Apache Corp.	267	12,482
Marathon Oil Corp.	596	12,432
Hess Corp.	183	12,241
Noble Energy, Inc.	338	11,925
National Oilwell Varco, Inc.	267	11,588
Equities Corp.	176	9,712
TechnipFMC plc	303	9,617
Baker Hughes a GE Co.	291	9,612
HollyFrontier Corp.	123	8,417
Cabot Oil & Gas Corp. — Class A	315	7,497
Cimarex Energy Co.	67	6,817
Helmerich & Payne, Inc.	76	4,846
Newfield Exploration Co.*	139	4,205
Total Energy		1,018,877

Utilities - 1.1%
NextEra Energy, Inc.	329	54,953
Duke Energy Corp.	489	38,670
Southern Co.	706	32,695
Dominion Energy, Inc.	456	31,090
Exelon Corp.	674	28,712
American Electric Power Company, Inc.	344	23,822
Sempra Energy	184	21,364
Public Service Enterprise Group, Inc.	353	19,111
Consolidated Edison, Inc.	217	16,922
Xcel Energy, Inc.	355	16,216
PG&E Corp.	361	15,364
Edison International	227	14,362
WEC Energy Group, Inc.	220	14,223
PPL Corp.	488	13,932
DTE Energy Co.	127	13,161
Eversource Energy	221	12,953
FirstEnergy Corp.	313	11,240
Evergy, Inc.	189	10,612
American Water Works Company, Inc.	124	10,587
Ameren Corp.	170	10,345
Entergy Corp.	126	10,180
CMS Energy Corp.	197	9,314
CenterPoint Energy, Inc.	301	8,341
Alliant Energy Corp.	162	6,856
NRG Energy, Inc.	209	6,416
Pinnacle West Capital Corp.	78	6,284
NiSource, Inc.	236	6,202
AES Corp.	462	6,196
SCANA Corp.	100	3,852
Total Utilities		473,975

Basic Materials - 0.8%
DowDuPont, Inc.	1,620	106,790
Praxair, Inc.	201	31,788
LyondellBasell Industries N.V. — Class A	224	24,606
Air Products & Chemicals, Inc.	153	23,827
Sherwin-Williams Co.	57	23,232
PPG Industries, Inc.	174	18,049
Freeport-McMoRan, Inc.	941	16,242
International Paper Co.	289	15,051
Newmont Mining Corp.	372	14,028
Nucor Corp.	222	13,875
Eastman Chemical Co.	100	9,996
FMC Corp.	94	8,386
Albemarle Corp.	77	7,263
CF Industries Holdings, Inc.	163	7,237
Mosaic Co.	245	6,872
International Flavors & Fragrances, Inc.	55	6,818
Total Basic Materials		334,060

Total Common Stocks
(Cost $14,448,049)		16,073,171

MUTUAL FUNDS† - 50.0%
Guggenheim Strategy Fund I2	455,894	11,415,586
Guggenheim Strategy Fund II2	421,737	10,539,214
Total Mutual Funds
(Cost $21,881,770)		21,954,800

	Face Amount

U.S. TREASURY BILLS†† - 2.9%
U.S. Treasury Bills
1.87% due 09/20/18[3,4,5]	$800,000	796,666
1.72% due 07/12/18[4,5,9]	475,000	474,779
Total U.S. Treasury Bills
(Cost $1,271,337)		1,271,445

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NOVA FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,6 - 9.2%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[3]	$2,215,920	$2,215,920
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[3]	1,088,121	1,088,121
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[3]	725,414	725,414
Total Repurchase Agreements
(Cost $4,029,455)		4,029,455

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[8]	16,093	16,093
Total Securities Lending Collateral
(Cost $16,093)		16,093

Total Investments - 98.7%
(Cost $41,646,704)		$43,344,964
Other Assets & Liabilities, net - 1.3%		584,138
Total Net Assets - 100.0%		$43,929,102

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	10	Sep 2018	$1,360,375	$(444)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	2.54%	At Maturity	07/30/18	7,263	$19,744,641	$136,117
Barclays Bank plc	S&P 500 Index	2.43%	At Maturity	07/31/18	3,268	8,884,920	61,251
Goldman Sachs International	S&P 500 Index	2.48%	At Maturity	07/27/18	7,324	19,909,422	37,708
						$48,538,983	$235,076

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of June 30, 2018.
[9]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,073,171	$—	$—	$16,073,171
Mutual Funds	21,954,800	—	—	21,954,800
U.S. Treasury Bills	—	1,271,445	—	1,271,445
Repurchase Agreements	—	4,029,455	—	4,029,455
Securities Lending Collateral	16,093	—	—	16,093
Equity Index Swap Agreements*	—	235,076	—	235,076
Total Assets	$38,044,064	$5,535,976	$—	$43,580,040

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$444	$—	$—	$444

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the the underlying series of Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$10,142,312	$9,156,347	$(7,875,000)	$(4,067)	$(4,006)	$11,415,586	455,894	$110,949
Guggenheim Strategy Fund II	16,526,813	1,419,149	(7,400,000)	1,679	(8,427)	10,539,214	421,737	148,773
	$26,669,125	$10,575,496	$(15,275.000)	$(2,388)	$(12,433)	$21,954,800		$259,722

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $15,579 of securities loaned (cost $15,735,479)	$17,360,709
Investments in affiliated issuers, at value (cost $21,881,770)	21,954,800
Repurchase agreements, at value (cost $4,029,455)	4,029,455
Cash	133
Segregated cash with broker	3,824
Unrealized appreciation on swap agreements	235,076
Receivables:
Fund shares sold	442,902
Dividends	65,099
Securities sold	15,372
Interest	468
Securities lending income	3
Total assets	44,107,841

Liabilities:
Payable for:
Securities purchased	61,495
Management fees	26,791
Return of securities loaned	16,093
Transfer agent and administrative fees	8,930
Investor service fees	8,930
Portfolio accounting fees	3,572
Trustees’ fees*	1,199
Swap settlement	814
Variation margin	444
Fund shares redeemed	159
Miscellaneous	50,312
Total liabilities	178,739
Commitments and contingent liabilities (Note 11)	—
Net assets	$43,929,102

Net assets consist of:
Paid in capital	$40,642,486
Undistributed net investment income	194,276
Accumulated net realized gain on investments	1,159,448
Net unrealized appreciation on investments	1,932,892
Net assets	$43,929,102
Capital shares outstanding	380,790
Net asset value per share	$115.36

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$259,722
Dividends from securities of unaffiliated issuers	153,118
Interest	50,588
Income from securities lending, net	79
Total investment income	463,507

Expenses:
Management fees	164,078
Investor service fees	54,693
Transfer agent and administrative fees	54,693
Professional fees	36,472
Portfolio accounting fees	21,877
Trustees’ fees*	3,759
Custodian fees	2,830
Line of credit fees	16
Miscellaneous	7,986
Total expenses	346,404
Net investment income	117,103

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(651,790)
Investments in affiliated issuers	(2,388)
Swap agreements	(425,425)
Futures contracts	57,239
Net realized loss	(1,022,364)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(487,456)
Investments in affiliated issuers	(12,433)
Swap agreements	348,861
Futures contracts	(134,479)
Net change in unrealized appreciation (depreciation)	(285,507)
Net realized and unrealized loss	(1,307,871)
Net decrease in net assets resulting from operations	$(1,190,768)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$117,103	$73,932
Net realized gain (loss) on investments	(1,022,364)	9,528,086
Net change in unrealized appreciation (depreciation) on investments	(285,507)	682,028
Net increase (decrease) in net assets resulting from operations	(1,190,768)	10,284,046

Distributions to shareholders from:
Net investment income	—	(13,432)
Net realized gains	—	(1,183,600)
Total distributions to shareholders	—	(1,197,032)

Capital share transactions:
Proceeds from sale of shares	140,267,317	293,927,461
Distributions reinvested	—	1,197,032
Cost of shares redeemed	(146,872,454)	(291,254,450)
Net increase (decrease) from capital share transactions	(6,605,137)	3,870,043
Net increase (decrease) in net assets	(7,795,905)	12,957,057

Net assets:
Beginning of period	51,725,007	38,767,950
End of period	$43,929,102	$51,725,007
Undistributed net investment income at end of period	$194,276	$77,173

Capital share activity:
Shares sold	1,206,377	2,916,039
Shares issued from reinvestment of distributions	—	12,137
Shares redeemed	(1,283,350)	(2,903,190)
Net increase (decrease) in shares	(76,973)	24,986

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$113.00	$89.58	$77.42	$77.97	$65.81	$44.21
Income (loss) from investment operations:
Net investment income (loss)[b]	.31	.22	.06	(.12)	(.02)	.07
Net gain (loss) on investments (realized and unrealized)	2.05 [f]	27.62	12.10	(.43)	12.25	21.59
Total from investment operations	2.36	27.84	12.16	(.55)	12.23	21.66
Less distributions from:
Net investment income	—	(.05)	—	—	(.07)	(.06)
Net realized gains	—	(4.37)	—	—	—	—
Total distributions	—	(4.42)	—	—	(.07)	(.06)
Net asset value, end of period	$115.36	$113.00	$89.58	$77.42	$77.97	$65.81

Total Return[c]	2.09%	31.78%	15.72%	(0.72%)	18.59%	48.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,929	$51,725	$38,768	$30,483	$38,983	$53,515
Ratios to average net assets:
Net investment income (loss)	0.54%	0.22%	0.04%	(0.15%)	(0.03%)	0.13%
Total expenses[d]	1.58%	1.61%	1.56%	1.51%	1.59%	1.54%
Portfolio turnover rate	274%	412%	636%	342%	694%	298%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Share split — Per share amounts for the periods presented through December 31, 2016 , have been restated to reflect a 2:1 share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: June 9, 1997

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	24.2%
Guggenheim Strategy Fund I	19.7%
Total	43.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Inverse S&P 500® Strategy Fund	(2.87%)	(12.33%)	(13.30%)	(13.40%)
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 43.9%
Guggenheim Strategy Fund II1	29,679	$741,667
Guggenheim Strategy Fund I1	24,065	602,590
Total Mutual Funds
(Cost $1,332,694)		1,344,257

	Face Amount

FEDERAL AGENCY NOTES†† - 9.7%
Fannie Mae[2]
1.13% due 12/14/18	$200,000	199,096
Federal Farm Credit Bank[3]
1.30% due 12/14/18	100,000	99,617
Total Federal Agency Notes
(Cost $298,967)		298,713

FEDERAL AGENCY DISCOUNT NOTES†† - 8.2%
Federal Home Loan Bank[3]
1.85% due 07/06/18[4,5]	150,000	149,962
1.85% due 07/05/18[4,5]	100,000	99,979
Total Federal Agency Discount Notes
(Cost $249,941)		249,941

U.S. TREASURY BILLS†† - 4.0%
U.S. Treasury Bills
1.87% due 09/20/18[4,5,6]	100,000	99,583
1.72% due 07/12/18[4,5,8]	23,000	22,989
Total U.S. Treasury Bills
(Cost $122,562)		122,572

REPURCHASE AGREEMENTS††,7 - 44.1%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[6]	742,367	742,367
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[6]	364,538	364,538
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[6]	243,025	243,025
Total Repurchase Agreements
(Cost $1,349,930)		1,349,930

Total Investments - 109.9%
(Cost $3,354,094)		$3,365,413
Other Assets & Liabilities, net - (9.9)%		(303,207)
Total Net Assets - 100.0%		$3,062,206

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P 500 Index	(2.38%)	At Maturity	07/27/18	665	$1,806,795	$3,117
Barclays Bank plc	S&P 500 Index	(2.28%)	At Maturity	07/31/18	55	149,504	(1,031)
BNP Paribas	S&P 500 Index	(2.04%)	At Maturity	07/30/18	410	1,115,097	(7,687)
						$3,071,396	$(5,601)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as futures collateral at June 30, 2018.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
INVERSE S&P 500® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,344,257	$—	$—	$1,344,257
Federal Agency Notes	—	298,713	—	298,713
Federal Agency Discount Notes	—	249,941	—	249,941
U.S. Treasury Bills	—	122,572	—	122,572
Repurchase Agreements	—	1,349,930	—	1,349,930
Equity Index Swap Agreements*	—	3,117	—	3,117
Total Assets	$1,344,257	$2,024,273	$—	$3,368,530

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements*	$—	$8,718	$—	$8,718

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the the underlying series of Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$671,339	$3,761,293	$(3,830,000)	$1,147	$(1,189)	$602,590	24,065	$11,278
Guggenheim Strategy Fund II	914,204	4,138,107	(4,310,000)	1,419	(2,063)	741,667	29,679	13,093
	$1,585,543	$7,899,400	$(8,140,000)	$2,566	$(3,252)	$1,344,257		$24,371

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $671,470)	$671,226
Investments in affiliated issuers, at value (cost $1,332,694)	1,344,257
Repurchase agreements, at value (cost $1,349,930)	1,349,930
Segregated cash with broker	564
Unrealized appreciation on swap agreements	3,117
Receivables:
Fund shares sold	20,411
Dividends	3,448
Swap settlement	709
Interest	321
Total assets	3,393,983

Liabilities:
Unrealized depreciation on swap agreements	8,718
Payable for:
Fund shares redeemed	310,486
Securities purchased	3,557
Management fees	2,075
Transfer agent and administrative fees	577
Investor service fees	577
Trustees’ fees*	294
Portfolio accounting fees	231
Miscellaneous	5,262
Total liabilities	331,777
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,062,206

Net assets consist of:
Paid in capital	$16,993,396
Undistributed net investment income	5,865
Accumulated net realized loss on investments	(13,942,773)
Net unrealized appreciation on investments	5,718
Net assets	$3,062,206
Capital shares outstanding	45,297
Net asset value per share	$67.60

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$24,371
Interest	11,374
Total investment income	35,745

Expenses:
Management fees	15,491
Investor service fees	4,303
Transfer agent and administrative fees	4,303
Professional fees	2,526
Portfolio accounting fees	1,721
Trustees’ fees*	341
Custodian fees	218
Miscellaneous	977
Total expenses	29,880
Net investment income	5,865

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	2,566
Swap agreements	44,278
Futures contracts	19,644
Net realized gain	66,488
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(243)
Investments in affiliated issuers	(3,252)
Swap agreements	(15,182)
Futures contracts	1,779
Net change in unrealized appreciation (depreciation)	(16,898)
Net realized and unrealized gain	49,590
Net increase in net assets resulting from operations	$55,455

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,865	$(6,460)
Net realized gain (loss) on investments	66,488	(804,841)
Net change in unrealized appreciation (depreciation) on investments	(16,898)	(29,101)
Net increase (decrease) in net assets resulting from operations	55,455	(840,402)

Capital share transactions:
Proceeds from sale of shares	45,356,933	52,117,952
Cost of shares redeemed	(44,923,116)	(53,288,975)
Net increase (decrease) from capital share transactions	433,817	(1,171,023)
Net increase (decrease) in net assets	489,272	(2,011,425)

Net assets:
Beginning of period	2,572,934	4,584,359
End of period	$3,062,206	$2,572,934
Undistributed net investment income at end of period	$5,865	$—

Capital share activity:
Shares sold	671,066	681,570
Shares redeemed	(662,735)	(699,041)
Net increase (decrease) in shares	8,331	(17,471)

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$69.60	$84.21	$95.71	$100.13	$117.09	$159.28
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	(.11)	(.11)	(1.32)	(1.62)	(2.22)
Net gain (loss) on investments (realized and unrealized)	(2.12)[f]	(14.50)	(11.39)	(3.10)	(15.34)	(39.97)
Total from investment operations	(2.00)	(14.61)	(11.50)	(4.42)	(16.96)	(42.19)
Net asset value, end of period	$67.60	$69.60	$84.21	$95.71	$100.13	$117.09

Total Return[c]	(2.87%)	(17.35%)	(12.01%)	(4.43%)	(14.45%)	(26.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,062	$2,573	$4,584	$9,497	$4,456	$6,797
Ratios to average net assets:
Net investment income (loss)	0.34%	(0.15%)	(0.69%)	(1.38%)	(1.46%)	(1.64%)
Total expenses[d]	1.74%	1.76%	1.71%	1.66%	1.72%	1.69%
Portfolio turnover rate	437%	100%	311%	137%	398%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Revere share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:6 reverse share split effective December 1, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100 Index® (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: May 7, 1997

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	18.2%
Guggenheim Strategy Fund I	13.6%
Apple, Inc.	6.0%
Amazon.com, Inc.	5.4%
Microsoft Corp.	5.0%
Facebook, Inc. — Class A	3.1%
Alphabet, Inc. — Class C	2.6%
Alphabet, Inc. — Class A	2.2%
Intel Corp.	1.5%
Cisco Systems, Inc.	1.3%
Top Ten Total	58.9%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
NASDAQ-100® Fund	9.82%	24.20%	19.06%	13.99%
NASDAQ-100 Index	10.65%	26.01%	20.80%	15.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 52.4%

Technology - 21.0%
Apple, Inc.	33,560	$6,212,292
Microsoft Corp.	52,460	5,173,081
Intel Corp.	31,818	1,581,673
NVIDIA Corp.	4,145	981,950
Adobe Systems, Inc.*	3,363	819,933
Texas Instruments, Inc.	6,684	736,911
Broadcom, Inc.	2,805	680,605
QUALCOMM, Inc.	10,123	568,103
Micron Technology, Inc.*	7,919	415,272
Activision Blizzard, Inc.	5,197	396,635
Intuit, Inc.	1,752	357,942
Applied Materials, Inc.	6,883	317,926
Cognizant Technology Solutions Corp. — Class A	4,000	315,960
Electronic Arts, Inc.*	2,095	295,437
Analog Devices, Inc.	2,532	242,869
Fiserv, Inc.*	2,796	207,156
Autodesk, Inc.*	1,496	196,111
Lam Research Corp.	1,120	193,592
Paychex, Inc.	2,453	167,662
Western Digital Corp.	2,042	158,071
Microchip Technology, Inc.	1,605	145,975
Cerner Corp.*	2,266	135,484
NetEase, Inc. ADR	521	131,641
Workday, Inc. — Class A*	998	120,878
Skyworks Solutions, Inc.	1,243	120,136
Xilinx, Inc.	1,730	112,900
Maxim Integrated Products, Inc.	1,909	111,982
Seagate Technology plc	1,960	110,681
KLA-Tencor Corp.	1,064	109,092
Check Point Software Technologies Ltd.*	1,086	106,080
CA, Inc.	2,845	101,424
ASML Holding N.V. — Class G	510	100,965
Citrix Systems, Inc.*	925	96,977
Take-Two Interactive Software, Inc.*	781	92,439
Synopsys, Inc.*	1,017	87,025
Cadence Design Systems, Inc.*	1,925	83,372
Total Technology		21,786,232

Communications - 20.5%
Amazon.com, Inc.*	3,313	5,631,437
Facebook, Inc. — Class A*	16,377	3,182,379
Alphabet, Inc. — Class C*	2,382	2,657,478
Alphabet, Inc. — Class A*	2,039	2,302,418
Cisco Systems, Inc.	32,111	1,381,736
Netflix, Inc.*	2,968	1,161,764
Comcast Corp. — Class A	31,355	1,028,758
Booking Holdings, Inc.*	329	666,913
Charter Communications, Inc. — Class A*	1,621	475,293
Baidu, Inc. ADR*	1,916	465,588
Twenty-First Century Fox, Inc. — Class A	7,197	357,619
T-Mobile US, Inc.*	5,782	345,475
Twenty-First Century Fox, Inc. — Class B	5,452	268,620
eBay, Inc.*	6,787	246,097
JD.com, Inc. ADR*	6,300	245,385
Sirius XM Holdings, Inc.[1]	30,581	207,033
Ctrip.com International Ltd. ADR*	3,181	151,511
Expedia Group, Inc.	938	112,738
Liberty Global plc — Class C*	3,893	103,593
MercadoLibre, Inc.	302	90,277
Symantec Corp.	4,244	87,639
Vodafone Group plc ADR	3,242	78,813
DISH Network Corp. — Class A*	1,563	52,532
Liberty Global plc — Class A*	1,481	40,787
Total Communications		21,341,883

Consumer, Non-cyclical - 7.1%
Amgen, Inc.	4,518	833,978
PayPal Holdings, Inc.*	8,107	675,070
Gilead Sciences, Inc.	8,878	628,917
Kraft Heinz Co.	8,324	522,914
Biogen, Inc.*	1,441	418,236
Mondelez International, Inc. — Class A	10,071	412,911
Automatic Data Processing, Inc.	3,008	403,493
Celgene Corp.*	4,949	393,050
Intuitive Surgical, Inc.*	774	370,344
Express Scripts Holding Co.*	3,835	296,100
Vertex Pharmaceuticals, Inc.*	1,740	295,730
Illumina, Inc.*	1,004	280,407
Regeneron Pharmaceuticals, Inc.*	723	249,428
Monster Beverage Corp.*	3,842	220,146
Alexion Pharmaceuticals, Inc.*	1,519	188,584
Align Technology, Inc.*	547	187,151
Cintas Corp.	728	134,731
IDEXX Laboratories, Inc.*	593	129,238
Mylan N.V.*	3,519	127,177
Verisk Analytics, Inc. — Class A*	1,128	121,418
BioMarin Pharmaceutical, Inc.*	1,207	113,699
Incyte Corp.*	1,447	96,949
Shire plc ADR	466	78,661
Henry Schein, Inc.*	1,052	76,417
Hologic, Inc.*	1,864	74,094
Dentsply Sirona, Inc.	1,553	67,975
Total Consumer, Non-cyclical		7,396,818

Consumer, Cyclical - 3.3%
Costco Wholesale Corp.	2,996	626,104
Starbucks Corp.	9,422	460,265
Walgreens Boots Alliance, Inc.	6,771	406,362
Tesla, Inc.*,1	1,159	397,479
Marriott International, Inc. — Class A	2,412	305,359
Ross Stores, Inc.	2,585	219,079
O’Reilly Automotive, Inc.*	559	152,926
PACCAR, Inc.	2,401	148,766
Dollar Tree, Inc.*	1,623	137,955
Wynn Resorts Ltd.	741	123,999
American Airlines Group, Inc.	3,196	121,320
Ulta Beauty, Inc.*	412	96,185
Fastenal Co.	1,964	94,527
Hasbro, Inc.	853	78,741

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NASDAQ-100® FUND

	Shares	Value

Qurate Retail, Inc. — Class A*	3,007	$63,808
Total Consumer, Cyclical		3,432,875

Industrial - 0.5%
CSX Corp.	5,977	381,213
J.B. Hunt Transport Services, Inc.	749	91,041
Total Industrial		472,254

Total Common Stocks
(Cost $26,960,323)		54,430,062

MUTUAL FUNDS† - 31.8%
Guggenheim Strategy Fund II2	758,514	18,955,264
Guggenheim Strategy Fund I2	564,966	14,146,751
Total Mutual Funds
(Cost $33,095,405)		33,102,015

	Face Amount

U.S. TREASURY BILLS†† - 1.1%
U.S. Treasury Bills
1.87% due 09/20/18[3,4,5]	$600,000	597,500
1.72% due 07/12/18[4,5,9]	508,000	507,763
Total U.S. Treasury Bills
(Cost $1,105,170)		1,105,263

REPURCHASE AGREEMENTS††,6 - 12.8%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[3]	7,286,725	7,286,725
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[3]	3,578,126	3,578,126
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[3]	2,385,417	2,385,417
Total Repurchase Agreements
(Cost $13,250,268)		13,250,268

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[8]	444,129	444,129
Total Securities Lending Collateral
(Cost $444,129)		444,129

Total Investments - 98.5%
(Cost $74,855,295)		$102,331,737
Other Assets & Liabilities, net - 1.5%		1,565,548
Total Net Assets - 100.0%		$103,897,285

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	137	Sep 2018	$19,350,565	$(199,675)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
BNP Paribas	NASDAQ-100 Index	2.59%	At Maturity	07/30/18	1,511	$10,641,794	$107,506
Barclays Bank plc	NASDAQ-100 Index	2.48%	At Maturity	07/31/18	1,441	10,147,426	102,512
Goldman Sachs International	NASDAQ-100 Index	2.58%	At Maturity	07/27/18	1,332	9,384,568	(30,132)
						$30,173,788	$179,886

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NASDAQ-100® FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of June 30, 2018.
[9]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$54,430,062	$—	$—	$54,430,062
Mutual Funds	33,102,015	—	—	33,102,015
U.S. Treasury Bills	—	1,105,263	—	1,105,263
Repurchase Agreements	—	13,250,268	—	13,250,268
Securities Lending Collateral	444,129	—	—	444,129
Equity Index Swap Agreements*	—	210,018	—	210,018
Total Assets	$87,976,206	$14,565,549	$—	$102,541,755

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$199,675	$—	$—	$199,675
Equity Index Swap Agreements*	—	30,132	—	30,132
Total Liabilities	$199,675	$30,132	$—	$229,807

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$4,351,654	$12,808,045	$(3,000,000)	$(1,560)	$(11,388)	$14,146,751	564,966	$107,162
Guggenheim Strategy Fund II	12,259,973	7,312,803	(600,000)	(1,440)	(16,072)	18,955,264	758,514	211,822
	$16,611,627	$20,120,848	$(3,600,000)	$(3,000)	$(27,460)	$33,102,015		$318,984

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $427,631 of securities loaned (cost $28,509,622)	$55,979,454
Investments in affiliated issuers, at value (cost $33,095,405)	33,102,015
Repurchase agreements, at value (cost $13,250,268)	13,250,268
Segregated cash with broker	672,597
Unrealized appreciation on swap agreements	210,018
Receivables:
Fund shares sold	1,418,253
Dividends	90,043
Variation margin	4,795
Interest	1,537
Securities lending income	634
Total assets	104,729,614

Liabilities:
Unrealized depreciation on swap agreements	30,132
Payable for:
Return of securities loaned	444,129
Securities purchased	82,768
Management fees	56,659
Fund shares redeemed	31,751
Swap settlement	23,572
Transfer agent and administrative fees	18,886
Investor service fees	18,886
Portfolio accounting fees	7,555
Trustees’ fees*	2,345
Miscellaneous	115,646
Total liabilities	832,329
Commitments and contingent liabilities (Note 11)	—
Net assets	$103,897,285

Net assets consist of:
Paid in capital	$71,919,351
Accumulated net investment loss	(42,146)
Accumulated net realized gain on investments	4,563,427
Net unrealized appreciation on investments	27,456,653
Net assets	$103,897,285
Capital shares outstanding	2,444,848
Net asset value per share	$42.50

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $118)	$304,543
Dividends from securities of affiliated issuers	318,984
Interest	47,227
Income from securities lending, net	4,451
Total investment income	675,205

Expenses:
Management fees	331,735
Investor service fees	110,578
Transfer agent and administrative fees	110,578
Professional fees	64,836
Portfolio accounting fees	44,231
Trustees’ fees*	9,519
Custodian fees	5,618
Line of credit fees	10
Miscellaneous	40,246
Total expenses	717,351
Net investment loss	(42,146)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	378,422
Investments in affiliated issuers	(3,000)
Swap agreements	1,362,404
Futures contracts	1,184,744
Net realized gain	2,922,570
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	4,511,254
Investments in affiliated issuers	(27,460)
Swap agreements	245,505
Futures contracts	(281,856)
Net change in unrealized appreciation (depreciation)	4,447,443
Net realized and unrealized gain	7,370,013
Net increase in net assets resulting from operations	$7,327,867

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(42,146)	$(223,450)
Net realized gain on investments	2,922,570	8,952,799
Net change in unrealized appreciation (depreciation) on investments	4,447,443	11,028,602
Net increase in net assets resulting from operations	7,327,867	19,757,951

Distributions to shareholders from:
Net realized gains	—	(5,453,414)
Total distributions to shareholders	—	(5,453,414)

Capital share transactions:
Proceeds from sale of shares	140,150,092	192,464,835
Distributions reinvested	—	5,453,414
Cost of shares redeemed	(120,442,509)	(196,876,945)
Net increase from capital share transactions	19,707,583	1,041,304
Net increase in net assets	27,035,450	15,345,841

Net assets:
Beginning of period	76,861,835	61,515,994
End of period	$103,897,285	$76,861,835
Accumulated net investment loss at end of period	$(42,146)	$—

Capital share activity:
Shares sold	3,431,429	5,318,119
Shares issued from reinvestment of distributions	—	155,368
Shares redeemed	(2,972,669)	(5,416,663)
Net increase in shares	458,760	56,824

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$38.70	$31.89	$34.16	$33.70	$30.37	$22.57
Income (loss) from investment operations:
Net investment income (loss)[b]	(.02)	(.11)	(.11)	(.16)	(.11)	(.09)
Net gain (loss) on investments (realized and unrealized)	3.82	9.73	1.92	2.90	5.40	7.89
Total from investment operations	3.80	9.62	1.81	2.74	5.29	7.80
Less distributions from:
Net realized gains	—	(2.81)	(4.08)	(2.28)	(1.96)	—
Total distributions	—	(2.81)	(4.08)	(2.28)	(1.96)	—
Net asset value, end of period	$42.50	$38.70	$31.89	$34.16	$33.70	$30.37

Total Return[c]	9.82%	31.12%	5.98%	8.24%	17.45%	34.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,897	$76,862	$61,516	$98,543	$82,082	$72,810
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.30%)	(0.34%)	(0.47%)	(0.33%)	(0.36%)
Total expenses[d]	1.62%	1.64%	1.60%	1.54%	1.60%	1.57%
Portfolio turnover rate	40%	101%	284%	241%	225%	186%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: May 21, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	36.3%
Guggenheim Strategy Fund I	27.0%
Total	63.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Inverse NASDAQ-100® Strategy Fund	(10.66%)	(21.58%)	(19.31%)	(17.77%)
NASDAQ-100 Index	10.65%	26.01%	20.80%	15.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 63.3%
Guggenheim Strategy Fund II1	9,461	$236,436
Guggenheim Strategy Fund I1	7,035	176,144
Total Mutual Funds
(Cost $409,975)		412,580

	Face Amount

FEDERAL AGENCY NOTES†† - 15.3%
Freddie Mac[2]
0.80% due 07/11/18	$50,000	49,986
Federal Farm Credit Bank[3]
0.75% due 07/18/18	50,000	49,975
Total Federal Agency Notes
(Cost $99,959)		99,961

FEDERAL AGENCY DISCOUNT NOTES†† - 7.7%
Fannie Mae[2]
1.76% due 07/18/18[4,5]	50,000	49,957
Total Federal Agency Discount Notes
(Cost $49,957)		49,957

REPURCHASE AGREEMENTS††,6 - 23.8%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[7]	85,386	85,386
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[7]	41,929	41,929
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[7]	27,952	27,952
Total Repurchase Agreements
(Cost $155,267)		155,267

Total Investments - 110.1%
(Cost $715,158)		$717,765
Other Assets & Liabilities, net - (10.1)%		(65,914)
Total Net Assets - 100.0%		$651,851

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	NASDAQ-100 Index	(2.28%)	At Maturity	07/27/18	36	$253,143	$985
Barclays Bank plc	NASDAQ-100 Index	(2.33%)	At Maturity	07/31/18	7	48,492	(490)
BNP Paribas	NASDAQ-100 Index	(2.92%)	At Maturity	07/30/18	51	356,448	(3,599)
						$658,083	$(3,104)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
INVERSE NASDAQ-100® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$412,580	$—	$—	$412,580
Federal Agency Notes	—	99,961	—	99,961
Federal Agency Discount Notes	—	49,957	—	49,957
Repurchase Agreements	—	155,267	—	155,267
Equity Index Swap Agreements*	—	985	—	985
Total Assets	$412,580	$306,170	$—	$718,750

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements*	$—	$4,089	$—	$4,089

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$158,610	$277,595	$(260,000)	$302	$(363)	$176,144	7,035	$2,595
Guggenheim Strategy Fund II	158,498	178,130	(100,000)	(3)	(189)	236,436	9,461	3,125
	$317,108	$455,725	$(360,000)	$299	$(552)	$412,580		$5,720

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $149,916)	$149,918
Investments in affiliated issuers, at value (cost $409,975)	412,580
Repurchase agreements, at value (cost $155,267)	155,267
Unrealized appreciation on swap agreements	985
Receivables:
Fund shares sold	20,412
Dividends	1,140
Interest	377
Total assets	740,679

Liabilities:
Unrealized depreciation on swap agreements	4,089
Payable for:
Fund shares redeemed	78,564
Securities purchased	1,174
Swap settlement	1,130
Management fees	561
Transfer agent and administrative fees	156
Investor service fees	156
Portfolio accounting fees	62
Trustees’ fees*	17
Miscellaneous	2,919
Total liabilities	88,828
Commitments and contingent liabilities (Note 11)	—
Net assets	$651,851

Net assets consist of:
Paid in capital	$6,943,931
Undistributed net investment income	1,157
Accumulated net realized loss on investments	(6,292,740)
Net unrealized depreciation on investments	(497)
Net assets	$651,851
Capital shares outstanding	12,309
Net asset value per share	$52.96

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$5,720
Interest	3,372
Total investment income	9,092

Expenses:
Management fees	4,035
Investor service fees	1,121
Transfer agent and administrative fees	1,121
Professional fees	837
Printing expenses	502
Portfolio accounting fees	448
Trustees’ fees*	244
Custodian fees	58
Miscellaneous	(431)
Total expenses	7,935
Net investment income	1,157

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11
Investments in affiliated issuers	299
Swap agreements	(97,297)
Net realized loss	(96,987)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	2
Investments in affiliated issuers	(552)
Swap agreements	(7,992)
Net change in unrealized appreciation (depreciation)	(8,542)
Net realized and unrealized loss	(105,529)
Net decrease in net assets resulting from operations	$(104,372)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,157	$(2,643)
Net realized loss on investments	(96,987)	(458,800)
Net change in unrealized appreciation (depreciation) on investments	(8,542)	(27,968)
Net decrease in net assets resulting from operations	(104,372)	(489,411)

Capital share transactions:
Proceeds from sale of shares	15,144,173	38,954,509
Cost of shares redeemed	(15,159,948)	(40,345,194)
Net decrease from capital share transactions	(15,775)	(1,390,685)
Net decrease in net assets	(120,147)	(1,880,096)

Net assets:
Beginning of period	771,998	2,652,094
End of period	$651,851	$771,998
Undistributed net investment income at end of period	$1,157	$—

Capital share activity:
Shares sold	278,017	588,712
Shares redeemed	(278,731)	(609,395)
Net decrease in shares	(714)	(20,683)

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$59.28	$78.68	$86.94	$99.74	$122.62	$172.83
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.11)	(.18)	(1.36)	(1.68)	(2.60)
Net gain (loss) on investments (realized and unrealized)	(6.39)	(19.29)	(8.08)	(11.44)	(21.20)	(47.61)
Total from investment operations	(6.32)	(19.40)	(8.26)	(12.80)	(22.88)	(50.21)
Net asset value, end of period	$52.96	$59.28	$78.68	$86.94	$99.74	$122.62

Total Return[c]	(10.66%)	(24.66%)	(9.48%)	(12.87%)	(18.63%)	(29.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$652	$772	$2,652	$1,527	$1,634	$2,466
Ratios to average net assets:
Net investment income (loss)	0.26%	(0.17%)	(0.78%)	(1.47%)	(1.47%)	(1.68%)
Total expenses[d]	1.77%	1.79%	1.74%	1.70%	1.77%	1.73%
Portfolio turnover rate	83%	119%	382%	406%	302%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

S&P 500® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.2%
Guggenheim Strategy Fund I	21.2%
Apple, Inc.	0.6%
Microsoft Corp.	0.5%
Amazon.com, Inc.	0.5%
Facebook, Inc. — Class A	0.3%
Berkshire Hathaway, Inc. — Class B	0.2%
JPMorgan Chase & Co.	0.2%
Exxon Mobil Corp.	0.2%
Alphabet, Inc. — Class C	0.2%
Top Ten Total	51.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
S&P 500® 2x Strategy Fund	1.65%	23.99%	23.43%	13.63%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 15.2%

Consumer, Non-cyclical - 3.3%
Johnson & Johnson	810	$98,285
UnitedHealth Group, Inc.	290	71,149
Pfizer, Inc.	1,768	64,143
Procter & Gamble Co.	760	59,326
Coca-Cola Co.	1,157	50,746
Merck & Company, Inc.	813	49,349
PepsiCo, Inc.	429	46,705
AbbVie, Inc.	458	42,434
Philip Morris International, Inc.	469	37,867
Amgen, Inc.	200	36,918
Medtronic plc	409	35,015
Altria Group, Inc.	572	32,484
Abbott Laboratories	530	32,325
PayPal Holdings, Inc.*	337	28,062
Gilead Sciences, Inc.	393	27,840
Bristol-Myers Squibb Co.	494	27,338
Thermo Fisher Scientific, Inc.	122	25,271
Eli Lilly & Co.	288	24,575
CVS Health Corp.	307	19,755
Becton Dickinson and Co.	81	19,404
Biogen, Inc.*	64	18,575
Danaher Corp.	186	18,355
Anthem, Inc.	77	18,328
Mondelez International, Inc. — Class A	446	18,286
Aetna, Inc.	99	18,167
Automatic Data Processing, Inc.	133	17,841
Colgate-Palmolive Co.	264	17,110
Allergan plc	102	17,005
Celgene Corp.*	214	16,996
Stryker Corp.	97	16,379
Intuitive Surgical, Inc.*	34	16,268
S&P Global, Inc.	76	15,496
Boston Scientific Corp.*	417	13,636
Express Scripts Holding Co.*	170	13,126
Vertex Pharmaceuticals, Inc.*	77	13,087
Cigna Corp.	74	12,576
Zoetis, Inc.	146	12,438
Illumina, Inc.*	44	12,289
Humana, Inc.	41	12,203
Kraft Heinz Co.	181	11,370
Kimberly-Clark Corp.	106	11,166
Ecolab, Inc.	78	10,946
Constellation Brands, Inc. — Class A	50	10,944
Baxter International, Inc.	148	10,928
Sysco Corp.	144	9,834
Estee Lauder Companies, Inc. — Class A	67	9,560
Edwards Lifesciences Corp.*	64	9,316
HCA Healthcare, Inc.	84	8,618
Moody’s Corp.	50	8,528
Alexion Pharmaceuticals, Inc.*	67	8,318
McKesson Corp.	61	8,137
Regeneron Pharmaceuticals, Inc.*	23	7,935
General Mills, Inc.	179	7,923
Archer-Daniels-Midland Co.	169	7,745
Centene Corp.*	62	7,639
Align Technology, Inc.*	22	7,527
Monster Beverage Corp.*	123	7,048
Kroger Co.	246	6,999
Zimmer Biomet Holdings, Inc.	61	6,798
Tyson Foods, Inc. — Class A	90	6,197
IDEXX Laboratories, Inc.*	26	5,666
Mylan N.V.*	155	5,602
Laboratory Corporation of America Holdings*	31	5,565
IHS Markit Ltd.*	107	5,520
FleetCor Technologies, Inc.*	26	5,477
Global Payments, Inc.	48	5,351
Clorox Co.	39	5,275
Kellogg Co.	75	5,240
Verisk Analytics, Inc. — Class A*	47	5,059
ABIOMED, Inc.*	12	4,909
Cintas Corp.	26	4,812
IQVIA Holdings, Inc.*	48	4,791
Cardinal Health, Inc.	93	4,541
Quest Diagnostics, Inc.	41	4,508
Equifax, Inc.	36	4,504
ResMed, Inc.	43	4,454
Conagra Brands, Inc.	119	4,252
Total System Services, Inc.	50	4,226
McCormick & Company, Inc.	36	4,179
AmerisourceBergen Corp. — Class A	49	4,178
Hershey Co.	42	3,909
Church & Dwight Company, Inc.	73	3,881
Brown-Forman Corp. — Class B	79	3,872
Molson Coors Brewing Co. — Class B	56	3,810
United Rentals, Inc.*	25	3,690
JM Smucker Co.	34	3,654
Gartner, Inc.*	27	3,588
Incyte Corp.*	53	3,551
Cooper Companies, Inc.	15	3,532
Henry Schein, Inc.*	47	3,414
Hologic, Inc.*	82	3,260
Nielsen Holdings plc	101	3,124
Varian Medical Systems, Inc.*	27	3,070
Hormel Foods Corp.	82	3,051
Dentsply Sirona, Inc.	68	2,976
DaVita, Inc.*	42	2,917
Universal Health Services, Inc. — Class B	26	2,898
Western Union Co.	139	2,826
Perrigo Company plc	38	2,771
Avery Dennison Corp.	26	2,654
Robert Half International, Inc.	37	2,409
Campbell Soup Co.[1]	58	2,351
Nektar Therapeutics*	48	2,344
Coty, Inc. — Class A	142	2,002
Envision Healthcare Corp.*	37	1,628
Quanta Services, Inc.*	45	1,503
H&R Block, Inc.	63	1,435
Total Consumer, Non-cyclical		1,488,857

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

Financial - 2.8%
Berkshire Hathaway, Inc. — Class B*	582	$108,630
JPMorgan Chase & Co.	1,029	107,222
Bank of America Corp.	2,850	80,342
Wells Fargo & Co.	1,326	73,513
Visa, Inc. — Class A	540	71,523
Mastercard, Inc. — Class A	277	54,436
Citigroup, Inc.	771	51,595
U.S. Bancorp	472	23,610
Goldman Sachs Group, Inc.	106	23,380
American Express Co.	216	21,168
Morgan Stanley	412	19,529
American Tower Corp. — Class A REIT	134	19,319
PNC Financial Services Group, Inc.	141	19,049
Charles Schwab Corp.	362	18,498
BlackRock, Inc. — Class A	36	17,965
Chubb Ltd.	141	17,910
CME Group, Inc. — Class A	103	16,884
Bank of New York Mellon Corp.	306	16,503
Simon Property Group, Inc. REIT	94	15,998
American International Group, Inc.	271	14,368
Capital One Financial Corp.	147	13,509
Crown Castle International Corp. REIT	125	13,478
MetLife, Inc.	307	13,385
Intercontinental Exchange, Inc.	175	12,871
Marsh & McLennan Companies, Inc.	153	12,541
BB&T Corp.	236	11,904
Prudential Financial, Inc.	126	11,782
Prologis, Inc. REIT	161	10,576
Progressive Corp.	176	10,410
Equinix, Inc. REIT	24	10,317
State Street Corp.	110	10,240
Public Storage REIT	45	10,209
Aflac, Inc.	234	10,067
Travelers Companies, Inc.	82	10,032
Aon plc	73	10,013
Allstate Corp.	106	9,675
SunTrust Banks, Inc.	140	9,243
T. Rowe Price Group, Inc.	73	8,475
Weyerhaeuser Co. REIT	229	8,349
M&T Bank Corp.	44	7,487
Discover Financial Services	105	7,393
AvalonBay Communities, Inc. REIT	42	7,219
Synchrony Financial	214	7,143
Equity Residential REIT	111	7,070
Welltower, Inc. REIT	112	7,021
Digital Realty Trust, Inc. REIT	62	6,918
Northern Trust Corp.	63	6,482
KeyCorp	321	6,272
Ventas, Inc. REIT	107	6,094
Regions Financial Corp.	340	6,045
Ameriprise Financial, Inc.	43	6,015
Fifth Third Bancorp	207	5,941
Willis Towers Watson plc	39	5,912
Boston Properties, Inc. REIT	47	5,895
SBA Communications Corp. REIT*	35	5,779
Citizens Financial Group, Inc.	146	5,679
Hartford Financial Services Group, Inc.	108	5,522
Huntington Bancshares, Inc.	334	4,930
E*TRADE Financial Corp.*	79	4,832
Essex Property Trust, Inc. REIT	20	4,781
Host Hotels & Resorts, Inc. REIT	224	4,720
Comerica, Inc.	51	4,637
Realty Income Corp. REIT	86	4,626
CBRE Group, Inc. — Class A*	91	4,344
SVB Financial Group*	15	4,331
XL Group Ltd.	77	4,308
Principal Financial Group, Inc.	80	4,236
Lincoln National Corp.	66	4,109
Alexandria Real Estate Equities, Inc. REIT	31	3,911
GGP, Inc. REIT	191	3,902
Vornado Realty Trust REIT	52	3,844
Extra Space Storage, Inc. REIT	38	3,793
Loews Corp.	78	3,766
HCP, Inc. REIT	142	3,666
Cboe Global Markets, Inc.	34	3,538
Arthur J Gallagher & Co.	54	3,525
Raymond James Financial, Inc.	39	3,485
Mid-America Apartment Communities, Inc. REIT	34	3,423
Invesco Ltd.	123	3,267
Alliance Data Systems Corp.	14	3,265
Duke Realty Corp. REIT	108	3,135
Zions Bancorporation	59	3,109
Nasdaq, Inc.	34	3,103
Franklin Resources, Inc.	96	3,077
UDR, Inc. REIT	81	3,041
Cincinnati Financial Corp.	45	3,009
Iron Mountain, Inc. REIT	85	2,976
Federal Realty Investment Trust REIT	22	2,784
Everest Re Group Ltd.	12	2,766
Regency Centers Corp. REIT	44	2,732
SL Green Realty Corp. REIT	27	2,714
Torchmark Corp.	31	2,524
Unum Group	67	2,478
Affiliated Managers Group, Inc.	16	2,379
Kimco Realty Corp. REIT	127	2,158
Jefferies Financial Group, Inc.	92	2,092
Apartment Investment & Management Co. — Class A REIT	48	2,030
People’s United Financial, Inc.	105	1,899
Macerich Co. REIT	33	1,875
Assurant, Inc.	16	1,656
Brighthouse Financial, Inc.*	35	1,403
Total Financial		1,260,584

Technology - 2.5%
Apple, Inc.	1,486	275,074
Microsoft Corp.	2,322	228,972
Intel Corp.	1,409	70,041
NVIDIA Corp.	183	43,353
Oracle Corp.	901	39,698
Adobe Systems, Inc.*	148	36,084

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

International Business Machines Corp.	257	$35,903
Texas Instruments, Inc.	295	32,524
Accenture plc — Class A	194	31,736
Broadcom, Inc.	123	29,845
salesforce.com, Inc.*	213	29,053
QUALCOMM, Inc.	448	25,142
Micron Technology, Inc.*	350	18,354
Activision Blizzard, Inc.	230	17,554
Intuit, Inc.	74	15,118
Applied Materials, Inc.	305	14,088
Cognizant Technology Solutions Corp. — Class A	177	13,981
Electronic Arts, Inc.*	92	12,974
HP, Inc.	496	11,254
Analog Devices, Inc.	112	10,743
Fidelity National Information Services, Inc.	100	10,603
Fiserv, Inc.*	124	9,187
Lam Research Corp.	50	8,642
Autodesk, Inc.*	65	8,521
Red Hat, Inc.*	53	7,122
Western Digital Corp.	90	6,967
DXC Technology Co.	86	6,933
Hewlett Packard Enterprise Co.	462	6,750
Paychex, Inc.	96	6,562
Microchip Technology, Inc.	71	6,457
NetApp, Inc.	80	6,282
Cerner Corp.*	95	5,680
Skyworks Solutions, Inc.	54	5,219
Xilinx, Inc.	76	4,960
Seagate Technology plc	86	4,856
KLA-Tencor Corp.	47	4,819
MSCI, Inc. — Class A	27	4,467
ANSYS, Inc.*	25	4,354
Take-Two Interactive Software, Inc.*	35	4,143
Broadridge Financial Solutions, Inc.	35	4,028
Citrix Systems, Inc.*	38	3,984
Synopsys, Inc.*	45	3,851
Akamai Technologies, Inc.*	51	3,735
Advanced Micro Devices, Inc.*	248	3,718
Cadence Design Systems, Inc.*	85	3,681
CA, Inc.	94	3,351
Qorvo, Inc.*	38	3,046
IPG Photonics Corp.*	11	2,427
Xerox Corp.	64	1,536
Total Technology		1,147,372

Communications - 2.3%
Amazon.com, Inc.*	122	207,376
Facebook, Inc. — Class A*	725	140,882
Alphabet, Inc. — Class C*	92	102,640
Alphabet, Inc. — Class A*	90	101,627
AT&T, Inc.	2,193	70,409
Verizon Communications, Inc.	1,249	62,837
Cisco Systems, Inc.	1,422	61,189
Netflix, Inc.*	131	51,277
Walt Disney Co.	449	47,060
Comcast Corp. — Class A	1,388	45,540
Booking Holdings, Inc.*	14	28,379
Charter Communications, Inc. — Class A*	56	16,420
Twenty-First Century Fox, Inc. — Class A	318	15,801
eBay, Inc.*	279	10,116
Twitter, Inc.*	198	8,647
Twenty-First Century Fox, Inc. — Class B	132	6,504
CBS Corp. — Class B	103	5,791
Motorola Solutions, Inc.	49	5,702
CenturyLink, Inc.	297	5,536
Omnicom Group, Inc.	69	5,263
Expedia Group, Inc.	37	4,447
Symantec Corp.	188	3,882
VeriSign, Inc.*	28	3,848
Viacom, Inc. — Class B	106	3,197
F5 Networks, Inc.*	18	3,104
Juniper Networks, Inc.	105	2,879
Interpublic Group of Companies, Inc.	117	2,742
Discovery, Inc. — Class C*	102	2,601
DISH Network Corp. — Class A*	68	2,286
News Corp. — Class A	116	1,798
TripAdvisor, Inc.*	32	1,783
Discovery, Inc. — Class A*,1	46	1,265
News Corp. — Class B	37	586
Total Communications		1,033,414

Industrial - 1.4%
Boeing Co.	166	55,694
General Electric Co.	2,625	35,726
3M Co.	179	35,213
Union Pacific Corp.	234	33,153
Honeywell International, Inc.	225	32,411
United Technologies Corp.	225	28,132
Caterpillar, Inc.	181	24,556
Lockheed Martin Corp.	75	22,157
United Parcel Service, Inc. — Class B	208	22,096
CSX Corp.	265	16,902
Raytheon Co.	87	16,807
FedEx Corp.	74	16,802
Northrop Grumman Corp.	53	16,308
General Dynamics Corp.	83	15,472
Deere & Co.	98	13,700
Emerson Electric Co.	190	13,137
Norfolk Southern Corp.	85	12,824
Illinois Tool Works, Inc.	92	12,746
Eaton Corporation plc	132	9,866
Waste Management, Inc.	120	9,761
TE Connectivity Ltd.	106	9,546
Johnson Controls International plc	279	9,333
Roper Technologies, Inc.	31	8,553
Amphenol Corp. — Class A	91	7,931
Fortive Corp.	93	7,171
Corning, Inc.	251	6,905
Rockwell Collins, Inc.	50	6,734
Ingersoll-Rand plc	74	6,640
Rockwell Automation, Inc.	38	6,317
Cummins, Inc.	47	6,251
Parker-Hannifin Corp.	40	6,234

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

Stanley Black & Decker, Inc.	46	$6,109
Agilent Technologies, Inc.	97	5,998
Vulcan Materials Co.	40	5,162
Harris Corp.	35	5,059
Textron, Inc.	76	5,009
AMETEK, Inc.	69	4,979
TransDigm Group, Inc.	14	4,832
Mettler-Toledo International, Inc.*	8	4,629
L3 Technologies, Inc.	24	4,616
Republic Services, Inc. — Class A	67	4,580
Waters Corp.*	23	4,453
WestRock Co.	77	4,391
Martin Marietta Materials, Inc.	18	4,020
Expeditors International of Washington, Inc.	53	3,874
Ball Corp.	106	3,768
Xylem, Inc.	54	3,639
CH Robinson Worldwide, Inc.	42	3,514
Masco Corp.	93	3,480
Dover Corp.	47	3,440
Kansas City Southern	31	3,285
Packaging Corporation of America	28	3,130
J.B. Hunt Transport Services, Inc.	25	3,039
Huntington Ingalls Industries, Inc.	13	2,818
AO Smith Corp.	44	2,603
Snap-on, Inc.	16	2,572
PerkinElmer, Inc.	33	2,417
Fortune Brands Home & Security, Inc.	44	2,362
Jacobs Engineering Group, Inc.	36	2,286
Allegion plc	29	2,243
Arconic, Inc.	127	2,160
FLIR Systems, Inc.	41	2,131
Sealed Air Corp.	49	2,080
Garmin Ltd.	34	2,074
Pentair plc	49	2,062
Fluor Corp.	41	2,000
Stericycle, Inc.*	26	1,697
Flowserve Corp.	40	1,616
Total Industrial		653,205

Consumer, Cyclical - 1.2%
Home Depot, Inc.	349	68,090
Walmart, Inc.	437	37,429
McDonald’s Corp.	237	37,136
NIKE, Inc. — Class B	388	30,916
Costco Wholesale Corp.	133	27,794
Lowe’s Companies, Inc.	248	23,701
Starbucks Corp.	417	20,370
TJX Companies, Inc.	189	17,989
Walgreens Boots Alliance, Inc.	258	15,484
General Motors Co.	383	15,090
Ford Motor Co.	1,183	13,096
Target Corp.	161	12,255
Marriott International, Inc. — Class A	90	11,394
Ross Stores, Inc.	114	9,662
Delta Air Lines, Inc.	195	9,660
Southwest Airlines Co.	161	8,192
VF Corp.	99	8,070
Yum! Brands, Inc.	98	7,666
Dollar General Corp.	76	7,494
Aptiv plc	80	7,330
Carnival Corp.	122	6,992
Hilton Worldwide Holdings, Inc.	84	6,649
PACCAR, Inc.	106	6,568
O’Reilly Automotive, Inc.*	24	6,566
Dollar Tree, Inc.*	72	6,120
Best Buy Company, Inc.	74	5,519
AutoZone, Inc.*	8	5,367
Royal Caribbean Cruises Ltd.	50	5,180
United Continental Holdings, Inc.*	71	4,951
American Airlines Group, Inc.	126	4,783
MGM Resorts International	151	4,384
Wynn Resorts Ltd.	26	4,351
WW Grainger, Inc.	14	4,318
Lennar Corp. — Class A	82	4,305
DR Horton, Inc.	104	4,264
Fastenal Co.	86	4,139
Tiffany & Co.	31	4,080
Mohawk Industries, Inc.*	19	4,071
Genuine Parts Co.	44	4,039
Tapestry, Inc.	86	4,017
Ulta Beauty, Inc.*	17	3,969
Darden Restaurants, Inc.	37	3,961
CarMax, Inc.*	54	3,935
Newell Brands, Inc.	147	3,791
Kohl’s Corp.	50	3,645
Macy’s, Inc.	93	3,481
Copart, Inc.*	61	3,450
PVH Corp.	23	3,444
Hasbro, Inc.	34	3,138
Chipotle Mexican Grill, Inc. — Class A*	7	3,020
Michael Kors Holdings Ltd.*	45	2,997
Advance Auto Parts, Inc.	22	2,985
LKQ Corp.*	93	2,967
Norwegian Cruise Line Holdings Ltd.*	62	2,929
Whirlpool Corp.	20	2,925
Tractor Supply Co.	37	2,830
L Brands, Inc.	73	2,692
BorgWarner, Inc.	60	2,590
Hanesbrands, Inc.	108	2,378
PulteGroup, Inc.	79	2,271
Alaska Air Group, Inc.	37	2,234
Gap, Inc.	66	2,138
Harley-Davidson, Inc.	50	2,104
Ralph Lauren Corp. — Class A	16	2,011
Foot Locker, Inc.	36	1,895
Nordstrom, Inc.	35	1,812
Leggett & Platt, Inc.	40	1,785
Mattel, Inc.[1]	104	1,708
Goodyear Tire & Rubber Co.	72	1,677
Under Armour, Inc. — Class A*,1	56	1,259
Under Armour, Inc. — Class C*	57	1,202
Total Consumer, Cyclical		572,704

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P 500® 2x STRATEGY FUND

	Shares	Value

Energy - 1.0%
Exxon Mobil Corp.	1,280	$105,894
Chevron Corp.	578	73,077
Schlumberger Ltd.	419	28,085
ConocoPhillips	354	24,646
EOG Resources, Inc.	175	21,775
Occidental Petroleum Corp.	231	19,330
Valero Energy Corp.	130	14,408
Phillips 66	127	14,263
Halliburton Co.	265	11,941
Anadarko Petroleum Corp.	156	11,427
Kinder Morgan, Inc.	573	10,125
Marathon Petroleum Corp.	140	9,822
Pioneer Natural Resources Co.	51	9,651
ONEOK, Inc.	124	8,659
Devon Energy Corp.	158	6,946
Williams Companies, Inc.	250	6,778
Concho Resources, Inc.*	45	6,226
Apache Corp.	116	5,423
Marathon Oil Corp.	258	5,382
Andeavor	41	5,378
Hess Corp.	78	5,217
Noble Energy, Inc.	146	5,151
National Oilwell Varco, Inc.	115	4,991
Equities Corp.	76	4,194
Baker Hughes a GE Co.	126	4,162
TechnipFMC plc	131	4,158
HollyFrontier Corp.	52	3,558
Cabot Oil & Gas Corp. — Class A	136	3,237
Cimarex Energy Co.	28	2,849
Helmerich & Payne, Inc.	33	2,104
Newfield Exploration Co.*	60	1,815
Total Energy		440,672

Utilities - 0.4%
NextEra Energy, Inc.	143	23,885
Duke Energy Corp.	212	16,765
Southern Co.	306	14,171
Dominion Energy, Inc.	197	13,432
Exelon Corp.	292	12,439
American Electric Power Company, Inc.	148	10,249
Sempra Energy	79	9,173
Public Service Enterprise Group, Inc.	153	8,283
Consolidated Edison, Inc.	94	7,330
Xcel Energy, Inc.	154	7,035
PG&E Corp.	156	6,639
Edison International	98	6,200
WEC Energy Group, Inc.	95	6,142
PPL Corp.	211	6,024
DTE Energy Co.	55	5,700
Eversource Energy	96	5,627
FirstEnergy Corp.	135	4,848
American Water Works Company, Inc.	54	4,610
Evergy, Inc.	81	4,548
Ameren Corp.	74	4,503
Entergy Corp.	54	4,363
CMS Energy Corp.	85	4,019
CenterPoint Energy, Inc.	130	3,602
Alliant Energy Corp.	70	2,962
NRG Energy, Inc.	90	2,763
Pinnacle West Capital Corp.	34	2,739
AES Corp.	200	2,682
NiSource, Inc.	102	2,681
SCANA Corp.	43	1,656
Total Utilities		205,070

Basic Materials - 0.3%
DowDuPont, Inc.	702	46,276
Praxair, Inc.	87	13,759
LyondellBasell Industries N.V. — Class A	97	10,656
Air Products & Chemicals, Inc.	66	10,278
Sherwin-Williams Co.	25	10,189
PPG Industries, Inc.	75	7,780
Freeport-McMoRan, Inc.	407	7,025
International Paper Co.	124	6,458
Newmont Mining Corp.	161	6,071
Nucor Corp.	95	5,937
Eastman Chemical Co.	42	4,198
FMC Corp.	41	3,658
Albemarle Corp.	33	3,113
CF Industries Holdings, Inc.	70	3,108
International Flavors & Fragrances, Inc.	24	2,975
Mosaic Co.	106	2,973
Total Basic Materials		144,454

Total Common Stocks
(Cost $6,971,064)		6,946,332

MUTUAL FUNDS† - 48.4%
Guggenheim Strategy Fund II2	495,312	12,377,842
Guggenheim Strategy Fund I2	385,536	9,653,817
Total Mutual Funds
(Cost $22,007,936)		22,031,659

	Face Amount

U.S. TREASURY BILLS†† - 5.6%
U.S. Treasury Bills
1.87% due 09/20/18[3,4,5]	$2,500,000	2,489,583
1.72% due 07/12/18[4,5,9]	57,000	56,974
Total U.S. Treasury Bills
(Cost $2,546,332)		2,546,557

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P 500® 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,6 - 9.0%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[3]	$2,248,658	$2,248,658
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[3]	1,104,197	1,104,197
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[3]	736,132	736,132
Total Repurchase Agreements
(Cost $4,088,987)		4,088,987

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[8]	3,303	3,303
Total Securities Lending Collateral
(Cost $3,303)		3,303

Total Investments - 78.2%
(Cost $35,617,622)		$35,616,838
Other Assets & Liabilities, net - 21.8%		9,924,682
Total Net Assets - 100.0%		$45,541,520

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	10	Sep 2018	$1,360,375	$(444)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.43%	At Maturity	07/31/18	10,010	$27,210,638	$187,586
BNP Paribas	S&P 500 Index	2.54%	At Maturity	07/30/18	9,042	24,579,778	169,449
Goldman Sachs International	S&P 500 Index	2.48%	At Maturity	07/27/18	11,477	31,197,786	(23,677)
						$82,988,202	$333,358

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of June 30, 2018.
[9]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
S&P 500® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,946,332	$—	$—	$6,946,332
Mutual Funds	22,031,659	—	—	22,031,659
U.S. Treasury Bills	—	2,546,557	—	2,546,557
Repurchase Agreements	—	4,088,987	—	4,088,987
Securities Lending Collateral	3,303	—	—	3,303
Equity Index Swap Agreements*	—	357,035	—	357,035
Total Assets	$28,981,294	$6,992,579	$—	$35,973,873

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$444	$—	$—	$444
Equity Index Swap Agreements*	—	23,677	—	23,677
Total Liabilities	$444	$23,677	$—	$24,121

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$10,677,417	$5,532,666	$(6,550,000)	$574	$(6,840)	$9,653,817	385,536	$127,429
Guggenheim Strategy Fund II	10,864,972	1,523,373	—	—	(10,503)	12,377,842	495,312	147,879
	$21,542,389	$7,056,039	$(6,550,000)	$574	$(17,343)	$22,031,659		$275,308

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

S&P 500® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $3,151 of securities loaned (cost $9,520,699)	$9,496,192
Investments in affiliated issuers, at value (cost $22,007,936)	22,031,659
Repurchase agreements, at value (cost $4,088,987)	4,088,987
Cash	46
Segregated cash with broker	51,950
Unrealized appreciation on swap agreements	357,035
Receivables:
Fund shares sold	9,625,148
Dividends	62,933
Swap settlement	12,480
Securities sold	6,588
Interest	474
Securities lending income	2
Total assets	45,733,494

Liabilities:
Unrealized depreciation on swap agreements	23,677
Payable for:
Securities purchased	63,282
Management fees	30,399
Transfer agent and administrative fees	8,444
Investor service fees	8,444
Portfolio accounting fees	3,378
Return of securities loaned	3,303
Trustees’ fees*	1,018
Variation margin	444
Fund shares redeemed	15
Miscellaneous	49,570
Total liabilities	191,974
Commitments and contingent liabilities (Note 11)	—
Net assets	$45,541,520

Net assets consist of:
Paid in capital	$42,959,937
Undistributed net investment income	107,645
Accumulated net realized gain on investments	2,141,808
Net unrealized appreciation on investments	332,130
Net assets	$45,541,520
Capital shares outstanding	183,334
Net asset value per share	$248.41

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$93,443
Dividends from securities of affiliated issuers	275,308
Interest	76,667
Income from securities lending, net	53
Total investment income	445,471

Expenses:
Management fees	189,123
Investor service fees	52,534
Transfer agent and administrative fees	52,534
Professional fees	33,542
Portfolio accounting fees	21,013
Trustees’ fees*	5,934
Custodian fees	2,836
Line of credit fees	163
Miscellaneous	6,774
Total expenses	364,453
Net investment income	81,018

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,161,494
Investments in affiliated issuers	574
Swap agreements	(1,553,071)
Futures contracts	72,210
Net realized loss	(318,793)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,683,564)
Investments in affiliated issuers	(17,343)
Swap agreements	558,047
Futures contracts	(157,664)
Net change in unrealized appreciation (depreciation)	(1,300,524)
Net realized and unrealized loss	(1,619,317)
Net decrease in net assets resulting from operations	$(1,538,299)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$81,018	$22,091
Net realized gain (loss) on investments	(318,793)	10,796,168
Net change in unrealized appreciation (depreciation) on investments	(1,300,524)	1,470,151
Net increase (decrease) in net assets resulting from operations	(1,538,299)	12,288,410

Distributions to shareholders from:
Net realized gains	—	(1,231,746)
Total distributions to shareholders	—	(1,231,746)

Capital share transactions:
Proceeds from sale of shares	189,749,391	300,834,376
Distributions reinvested	—	1,231,746
Cost of shares redeemed	(179,182,263)	(301,504,599)
Net increase from capital share transactions	10,567,128	561,523
Net increase in net assets	9,028,829	11,618,187

Net assets:
Beginning of period	36,512,691	24,894,504
End of period	$45,541,520	$36,512,691
Undistributed net investment income at end of period	$107,645	$26,627

Capital share activity:
Shares sold	757,402	1,422,906
Shares issued from reinvestment of distributions	—	6,025
Shares redeemed	(723,476)	(1,420,551)
Net increase in shares	33,926	8,380

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

S&P 500® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$244.38	$176.52	$165.22	$227.28	$235.85	$139.79
Income (loss) from investment operations:
Net investment income (loss)[b]	.48	.13	(.53)	(1.11)	(.86)	(.91)
Net gain (loss) on investments (realized and unrealized)	3.55 [e]	75.18	32.62	1.42	57.67	96.97
Total from investment operations	4.03	75.31	32.09	.31	56.81	96.06
Less distributions from:
Net realized gains	—	(7.45)	(20.79)	(62.37)	(65.38)	—
Total distributions	—	(7.45)	(20.79)	(62.37)	(65.38)	—
Net asset value, end of period	$248.41	$244.38	$176.52	$165.22	$227.28	$235.85

Total Return[c]	1.65%	43.49%	20.40%	(1.66%)	24.66%	68.71%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,542	$36,513	$24,895	$21,167	$38,795	$27,492
Ratios to average net assets:
Net investment income (loss)	0.39%	0.06%	(0.32%)	(0.55%)	(0.35%)	(0.49%)
Total expenses[d]	1.73%	1.76%	1.71%	1.66%	1.74%	1.69%
Portfolio turnover rate	233%	282%	578%	558%	475%	225%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	21.8%
Guggenheim Strategy Fund II	20.2%
Apple, Inc.	4.4%
Amazon.com, Inc.	4.0%
Microsoft Corp.	3.6%
Facebook, Inc. — Class A	2.2%
Alphabet, Inc. — Class C	1.9%
Alphabet, Inc. — Class A	1.6%
Intel Corp.	1.1%
Cisco Systems, Inc.	1.0%
Top Ten Total	61.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
NASDAQ-100® 2x Strategy Fund	17.35%	48.80%	38.93%	24.74%
NASDAQ-100 Index	10.65%	26.01%	20.80%	15.62%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 38.4%

Technology - 15.4%
Apple, Inc.	17,027	$3,151,868
Microsoft Corp.	26,616	2,624,604
Intel Corp.	16,143	802,469
NVIDIA Corp.	2,103	498,201
Adobe Systems, Inc.*	1,706	415,940
Texas Instruments, Inc.	3,391	373,858
Broadcom, Inc.	1,423	345,277
QUALCOMM, Inc.	5,136	288,232
Micron Technology, Inc.*	4,018	210,704
Activision Blizzard, Inc.	2,637	201,256
Intuit, Inc.	889	181,627
Applied Materials, Inc.	3,492	161,295
Cognizant Technology Solutions Corp. — Class A	2,031	160,429
Electronic Arts, Inc.*	1,063	149,904
Analog Devices, Inc.	1,286	123,353
Fiserv, Inc.*	1,418	105,059
Autodesk, Inc.*	759	99,497
Lam Research Corp.	568	98,179
Paychex, Inc.	1,245	85,096
Western Digital Corp.	1,037	80,274
Microchip Technology, Inc.	814	74,033
Cerner Corp.*	1,149	68,699
NetEase, Inc. ADR	264	66,705
Workday, Inc. — Class A*	507	61,408
Skyworks Solutions, Inc.	631	60,986
Xilinx, Inc.	878	57,298
Maxim Integrated Products, Inc.	969	56,842
Seagate Technology plc	995	56,187
KLA-Tencor Corp.	541	55,469
Check Point Software Technologies Ltd.*	551	53,822
CA, Inc.	1,443	51,443
ASML Holding N.V. — Class G	259	51,274
Citrix Systems, Inc.*	470	49,275
Take-Two Interactive Software, Inc.*	396	46,870
Synopsys, Inc.*	516	44,154
Cadence Design Systems, Inc.*	977	42,314
Total Technology		11,053,901

Communications - 15.1%
Amazon.com, Inc.*	1,681	2,857,364
Facebook, Inc. — Class A*	8,310	1,614,799
Alphabet, Inc. — Class C*	1,209	1,348,821
Alphabet, Inc. — Class A*	1,035	1,168,712
Cisco Systems, Inc.	16,292	701,045
Netflix, Inc.*	1,506	589,494
Comcast Corp. — Class A	15,909	521,974
Booking Holdings, Inc.*	167	338,524
Charter Communications, Inc. — Class A*	823	241,312
Baidu, Inc. ADR*	973	236,439
Twenty-First Century Fox, Inc. — Class A	3,651	181,418
T-Mobile US, Inc.*	2,934	175,306
Twenty-First Century Fox, Inc. — Class B	2,766	136,281
eBay, Inc.*	3,443	124,843
JD.com, Inc. ADR*	3,196	124,484
Sirius XM Holdings, Inc.[1]	15,515	105,036
Ctrip.com International Ltd. ADR*	1,614	76,875
Expedia Group, Inc.	476	57,210
Liberty Global plc — Class C*	1,975	52,555
MercadoLibre, Inc.	153	45,736
Symantec Corp.	2,153	44,460
Vodafone Group plc ADR	1,645	39,990
DISH Network Corp. — Class A*	793	26,653
Liberty Global plc — Class A*	752	20,710
Total Communications		10,830,041

Consumer, Non-cyclical - 5.2%
Amgen, Inc.	2,293	423,265
PayPal Holdings, Inc.*	4,114	342,573
Gilead Sciences, Inc.	4,505	319,134
Kraft Heinz Co.	4,224	265,352
Biogen, Inc.*	731	212,165
Mondelez International, Inc. — Class A	5,110	209,510
Automatic Data Processing, Inc.	1,526	204,697
Celgene Corp.*	2,511	199,424
Intuitive Surgical, Inc.*	392	187,564
Express Scripts Holding Co.*	1,947	150,328
Vertex Pharmaceuticals, Inc.*	883	150,075
Illumina, Inc.*	509	142,159
Regeneron Pharmaceuticals, Inc.*	367	126,611
Monster Beverage Corp.*	1,949	111,678
Alexion Pharmaceuticals, Inc.*	771	95,720
Align Technology, Inc.*	278	95,115
Cintas Corp.	370	68,476
IDEXX Laboratories, Inc.*	301	65,600
Mylan N.V.*	1,786	64,546
Verisk Analytics, Inc. — Class A*	573	61,678
BioMarin Pharmaceutical, Inc.*	612	57,650
Incyte Corp.*	734	49,178
Shire plc ADR	237	40,005
Henry Schein, Inc.*	534	38,790
Hologic, Inc.*	946	37,603
Dentsply Sirona, Inc.	788	34,491
Total Consumer, Non-cyclical		3,753,387

Consumer, Cyclical - 2.4%
Costco Wholesale Corp.	1,521	317,858
Starbucks Corp.	4,781	233,552
Walgreens Boots Alliance, Inc.	3,435	206,151
Tesla, Inc.*,1	588	201,655
Marriott International, Inc. — Class A	1,224	154,958
Ross Stores, Inc.	1,312	111,192
O’Reilly Automotive, Inc.*	284	77,694
PACCAR, Inc.	1,219	75,529
Dollar Tree, Inc.*	824	70,040
Wynn Resorts Ltd.	376	62,920
American Airlines Group, Inc.	1,622	61,571
Ulta Beauty, Inc.*	210	49,027
Fastenal Co.	997	47,986
Hasbro, Inc.	433	39,970

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Qurate Retail, Inc. — Class A*	1,526	$32,382
Total Consumer, Cyclical		1,742,485

Industrial - 0.3%
CSX Corp.	3,032	193,381
J.B. Hunt Transport Services, Inc.	381	46,311
Total Industrial		239,692

Total Common Stocks
(Cost $20,144,885)		27,619,506

MUTUAL FUNDS† - 42.0%
Guggenheim Strategy Fund I2	625,258	15,656,471
Guggenheim Strategy Fund II2	581,545	14,532,818
Total Mutual Funds
(Cost $30,170,005)		30,189,289

	Face Amount

U.S. TREASURY BILLS†† - 4.6%
U.S. Treasury Bills
1.87% due 09/20/18[3,4,5]	$2,400,000	2,390,000
1.72% due 07/12/18[4,5,9]	964,000	963,551
Total U.S. Treasury Bills
(Cost $3,353,263)		3,353,551

REPURCHASE AGREEMENTS††,6 - 13.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[3]	5,367,673	5,367,673
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[3]	2,635,781	2,635,781
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[3]	1,757,188	1,757,188
Total Repurchase Agreements
(Cost $9,760,642)		9,760,642

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[8]	230,349	230,349
Total Securities Lending Collateral
(Cost $230,349)		230,349

Total Investments - 98.9%
(Cost $63,659,144)		$71,153,337
Other Assets & Liabilities, net - 1.1%		774,800
Total Net Assets - 100.0%		$71,928,137

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	160	Sep 2018	$22,599,200	$(221,091)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.48%	At Maturity	07/31/18	5,268	$37,091,244	$374,705
BNP Paribas	NASDAQ-100 Index	2.59%	At Maturity	07/30/18	1,346	9,478,163	95,748
Goldman Sachs International	NASDAQ-100 Index	2.58%	At Maturity	07/26/18	6,685	47,071,185	(160,518)
						$93,640,592	$309,935

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of June 30, 2018.
[9]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,619,506	$—	$—	$27,619,506
Mutual Funds	30,189,289	—	—	30,189,289
U.S. Treasury Bills	—	3,353,551	—	3,353,551
Repurchase Agreements	—	9,760,642	—	9,760,642
Securities Lending Collateral	230,349	—	—	230,349
Equity Index Swap Agreements*	—	470,453	—	470,453
Total Assets	$58,039,144	$13,584,646	$—	$71,623,790

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$221,091	$—	$—	$221,091
Equity Index Swap Agreements*	—	160,518	—	160,518
Total Liabilities	$221,091	$160,518	$—	$381,609

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the the underlying series of Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$18,999,077	$10,470,001	$(13,800,000)	$(4,127)	$(8,480)	$15,656,471	625,258	$149,691
Guggenheim Strategy Fund II	11,699,809	3,620,955	(775,000)	(1,239)	(11,707)	14,532,818	581,545	170,313
	$30,698,886	$14,090,956	$(14,575,000)	$(5,366)	$(20,187)	$30,189,289		$320,004

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $221,757 of securities loaned (cost $23,728,497)	$31,203,406
Investments in affiliated issuers, at value (cost $30,170,005)	30,189,289
Repurchase agreements, at value (cost $9,760,642)	9,760,642
Segregated cash with broker	981,472
Unrealized appreciation on swap agreements	470,453
Receivables:
Dividends	76,775
Variation margin	5,600
Fund shares sold	3,463
Interest	1,132
Securities lending income	349
Total assets	72,692,581

Liabilities:
Unrealized depreciation on swap agreements	160,518
Payable for:
Return of securities loaned	230,349
Securities purchased	73,062
Management fees	60,790
Swap settlement	50,589
Fund shares redeemed	48,803
Transfer agent and administrative fees	16,886
Investor service fees	16,886
Portfolio accounting fees	6,754
Trustees’ fees*	1,999
Miscellaneous	97,808
Total liabilities	764,444
Commitments and contingent liabilities (Note 11)	—
Net assets	$71,928,137

Net assets consist of:
Paid in capital	$45,015,335
Accumulated net investment loss	(41,680)
Accumulated net realized gain on investments	19,371,445
Net unrealized appreciation on investments	7,583,037
Net assets	$71,928,137
Capital shares outstanding	943,740
Net asset value per share	$76.22

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $75)	$158,072
Dividends from securities of affiliated issuers	320,004
Interest	106,018
Income from securities lending, net	2,174
Total investment income	586,268

Expenses:
Management fees	319,672
Investor service fees	88,798
Transfer agent and administrative fees	88,798
Professional fees	57,770
Portfolio accounting fees	35,519
Trustees’ fees*	7,875
Custodian fees	4,628
Line of credit fees	130
Miscellaneous	24,758
Total expenses	627,948
Net investment loss	(41,680)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,882,699
Investments in affiliated issuers	(5,366)
Swap agreements	5,279,925
Futures contracts	1,361,120
Net realized gain	8,518,378
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(21,177)
Investments in affiliated issuers	(20,187)
Swap agreements	965,471
Futures contracts	(227,289)
Net change in unrealized appreciation (depreciation)	696,818
Net realized and unrealized gain	9,215,196
Net increase in net assets resulting from operations	$9,173,516

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(41,680)	$(182,978)
Net realized gain on investments	8,518,378	21,643,566
Net change in unrealized appreciation (depreciation) on investments	696,818	5,783,469
Net increase in net assets resulting from operations	9,173,516	27,244,057

Distributions to shareholders from:
Net realized gains	—	(681,689)
Total distributions to shareholders	—	(681,689)

Capital share transactions:
Proceeds from sale of shares	188,066,354	126,976,096
Distributions reinvested	—	681,689
Cost of shares redeemed	(196,164,356)	(124,482,969)
Net increase (decrease) from capital share transactions	(8,098,002)	3,174,816
Net increase in net assets	1,075,514	29,737,184

Net assets:
Beginning of period	70,852,623	41,115,439
End of period	$71,928,137	$70,852,623
Accumulated net investment loss at end of period	$(41,680)	$—

Capital share activity:
Shares sold	2,605,569	2,423,912
Shares issued from reinvestment of distributions	—	12,661
Shares redeemed	(2,752,635)	(2,405,839)
Net increase (decrease) in shares	(147,066)	30,734

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$64.95	$38.79	$38.67	$41.60	$45.40	$27.75
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.17)	(.22)	(.31)	(.34)	(.25)
Net gain (loss) on investments (realized and unrealized)	11.31	26.97	3.57	6.26	16.78	21.99
Total from investment operations	11.27	26.80	3.35	5.95	16.44	21.74
Less distributions from:
Net realized gains	—	(.64)	(3.23)	(8.88)	(20.24)	(4.09)
Total distributions	—	(.64)	(3.23)	(8.88)	(20.24)	(4.09)
Net asset value, end of period	$76.22	$64.95	$38.79	$38.67	$41.60	$45.40

Total Return[c]	17.35%	69.49%	9.60%	14.63%	36.57%	80.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,928	$70,853	$41,115	$49,994	$58,484	$46,018
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.32%)	(0.62%)	(0.75%)	(0.69%)	(0.70%)
Total expenses[d]	1.77%	1.80%	1.75%	1.68%	1.75%	1.72%
Portfolio turnover rate	140%	97%	494%	294%	275%	174%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	34.6%
Guggenheim Strategy Fund II	29.8%
NVR, Inc.	0.1%
Teleflex, Inc.	0.1%
Domino’s Pizza, Inc.	0.1%
Keysight Technologies, Inc.	0.1%
WellCare Health Plans, Inc.	0.1%
Steel Dynamics, Inc.	0.1%
PTC, Inc.	0.1%
IDEX Corp.	0.1%
Top Ten Total	65.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Mid-Cap 1.5x Strategy Fund	3.47%	17.38%	16.61%	12.02%
S&P MidCap 400 Index	3.49%	13.50%	12.69%	10.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 6.8%

Financial - 1.7%
East West Bancorp, Inc.	36	$2,347
Alleghany Corp.	4	2,300
Reinsurance Group of America, Inc. — Class A	16	2,136
Camden Property Trust REIT	23	2,096
SEI Investments Co.	32	2,001
Jones Lang LaSalle, Inc.	11	1,826
American Financial Group, Inc.	17	1,825
Kilroy Realty Corp. REIT	24	1,815
WR Berkley Corp.	24	1,738
National Retail Properties, Inc. REIT	38	1,670
Signature Bank*	13	1,663
Liberty Property Trust REIT	36	1,596
Brown & Brown, Inc.	57	1,581
Douglas Emmett, Inc. REIT	39	1,567
DCT Industrial Trust, Inc. REIT	23	1,535
Synovus Financial Corp.	29	1,532
PacWest Bancorp	31	1,532
Omega Healthcare Investors, Inc. REIT	49	1,519
Cullen/Frost Bankers, Inc.	14	1,515
Eaton Vance Corp.	29	1,514
Commerce Bancshares, Inc.	23	1,488
Webster Financial Corp.	23	1,465
American Campus Communities, Inc. REIT	34	1,458
First American Financial Corp.	28	1,448
First Horizon National Corp.	81	1,445
Lamar Advertising Co. — Class A REIT	21	1,435
CyrusOne, Inc. REIT	24	1,401
Janus Henderson Group plc	45	1,383
Bank of the Ozarks	30	1,351
New York Community Bancorp, Inc.	121	1,336
Highwoods Properties, Inc. REIT	26	1,319
Sterling Bancorp	56	1,316
Medical Properties Trust, Inc. REIT	90	1,264
Rayonier, Inc. REIT	32	1,238
Old Republic International Corp.	62	1,234
SLM Corp.*	107	1,225
Umpqua Holdings Corp.	54	1,220
Wintrust Financial Corp.	14	1,219
RenaissanceRe Holdings Ltd.	10	1,203
Hanover Insurance Group, Inc.	10	1,195
Hospitality Properties Trust REIT	41	1,173
Prosperity Bancshares, Inc.	17	1,162
Interactive Brokers Group, Inc. — Class A	18	1,159
Associated Banc-Corp.	42	1,147
Pinnacle Financial Partners, Inc.	18	1,104
Texas Capital Bancshares, Inc.*	12	1,098
Primerica, Inc.	11	1,096
FNB Corp.	80	1,074
Life Storage, Inc. REIT	11	1,070
Senior Housing Properties Trust REIT	59	1,067
Evercore, Inc. — Class A	10	1,054
EPR Properties REIT	16	1,037
TCF Financial Corp.	42	1,034
First Industrial Realty Trust, Inc. REIT	31	1,034
Cousins Properties, Inc. REIT	104	1,008
Chemical Financial Corp.	18	1,002
CoreSite Realty Corp. REIT	9	997
MB Financial, Inc.	21	981
Hancock Whitney Corp.	21	980
Sabra Health Care REIT, Inc.	44	956
United Bankshares, Inc.	26	946
Stifel Financial Corp.	18	940
LaSalle Hotel Properties REIT	27	924
Kemper Corp.	12	908
Healthcare Realty Trust, Inc. REIT	31	901
Weingarten Realty Investors REIT	29	893
Taubman Centers, Inc. REIT	15	881
Home BancShares, Inc.	39	880
Navient Corp.	65	847
JBG SMITH Properties REIT	23	839
UMB Financial Corp.	11	839
Bank of Hawaii Corp.	10	834
GEO Group, Inc. REIT	30	826
Uniti Group, Inc. REIT	41	821
Valley National Bancorp	65	790
Education Realty Trust, Inc. REIT	19	789
CNO Financial Group, Inc.	41	781
Cathay General Bancorp	19	769
PotlatchDeltic Corp. REIT	15	763
Legg Mason, Inc.	21	729
Corporate Office Properties Trust REIT	25	725
Fulton Financial Corp.	43	710
CoreCivic, Inc. REIT	29	693
Washington Federal, Inc.	21	687
BancorpSouth Bank	20	659
Aspen Insurance Holdings Ltd.	15	610
Urban Edge Properties REIT	26	595
Federated Investors, Inc. — Class B	24	560
International Bancshares Corp.	13	556
Trustmark Corp.	17	555
Genworth Financial, Inc. — Class A*	123	553
Tanger Factory Outlet Centers, Inc. REIT	23	540
Quality Care Properties, Inc. REIT*	23	495
Mack-Cali Realty Corp. REIT	22	446
LendingTree, Inc.*	2	428
Mercury General Corp.	9	410
Alexander & Baldwin, Inc. REIT	17	399
Total Financial		109,705

Industrial - 1.2%
Keysight Technologies, Inc.*	46	2,715
IDEX Corp.	19	2,593
Old Dominion Freight Line, Inc.	17	2,532
Wabtec Corp.	21	2,070
Trimble, Inc.*	61	2,003
Cognex Corp.	43	1,918
Graco, Inc.	41	1,854
Lennox International, Inc.	9	1,801
Teledyne Technologies, Inc.*	9	1,791
Nordson Corp.	13	1,669

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Arrow Electronics, Inc.*	22	$1,656
Carlisle Companies, Inc.	15	1,625
Gentex Corp.	68	1,565
Hubbell, Inc.	14	1,480
Donaldson Company, Inc.	32	1,444
AptarGroup, Inc.	15	1,401
Littelfuse, Inc.	6	1,369
AECOM*	40	1,321
Lincoln Electric Holdings, Inc.	15	1,316
Sonoco Products Co.	25	1,313
Curtiss-Wright Corp.	11	1,309
Trinity Industries, Inc.	37	1,267
Oshkosh Corp.	18	1,266
Eagle Materials, Inc.	12	1,260
Avnet, Inc.	29	1,244
Knight-Swift Transportation Holdings, Inc.	32	1,223
Genesee & Wyoming, Inc. — Class A*	15	1,220
Jabil, Inc.	42	1,162
ITT, Inc.	22	1,150
National Instruments Corp.	27	1,133
Landstar System, Inc.	10	1,092
Kirby Corp.*	13	1,087
Woodward, Inc.	14	1,076
EMCOR Group, Inc.	14	1,067
Acuity Brands, Inc.	9	1,043
Crane Co.	13	1,042
Cree, Inc.*	25	1,039
nVent Electric plc*	40	1,004
Louisiana-Pacific Corp.	36	980
AGCO Corp.	16	972
Energizer Holdings, Inc.	15	945
Coherent, Inc.*	6	939
KLX, Inc.*	13	935
Ryder System, Inc.	13	934
Bemis Company, Inc.	22	929
Valmont Industries, Inc.	6	905
Regal Beloit Corp.	11	900
MSA Safety, Inc.	8	771
Vishay Intertechnology, Inc.	33	766
Terex Corp.	18	759
Dycom Industries, Inc.*	8	756
EnerSys	10	746
Timken Co.	17	740
Tech Data Corp.*	9	739
Clean Harbors, Inc.*	13	722
Kennametal, Inc.	20	718
SYNNEX Corp.	7	676
Owens-Illinois, Inc.*	40	672
GATX Corp.	9	668
KBR, Inc.	35	627
Granite Construction, Inc.	11	612
Belden, Inc.	10	611
Silgan Holdings, Inc.	18	483
Worthington Industries, Inc.	11	462
Esterline Technologies Corp.*	6	443
Werner Enterprises, Inc.	11	413
Greif, Inc. — Class A	6	317
Total Industrial		77,260

Consumer, Non-cyclical - 1.1%
Teleflex, Inc.	11	2,950
WellCare Health Plans, Inc.*	11	2,709
Lamb Weston Holdings, Inc.	36	2,466
STERIS plc	21	2,205
Ingredion, Inc.	18	1,993
WEX, Inc.*	10	1,905
West Pharmaceutical Services, Inc.	18	1,787
MarketAxess Holdings, Inc.	9	1,781
Encompass Health Corp.	24	1,625
Service Corporation International	45	1,611
Sabre Corp.	62	1,528
Exelixis, Inc.*	70	1,506
Post Holdings, Inc.*	17	1,462
Bio-Rad Laboratories, Inc. — Class A*	5	1,443
Hill-Rom Holdings, Inc.	16	1,398
Catalent, Inc.*	33	1,382
ManpowerGroup, Inc.	16	1,377
Charles River Laboratories International, Inc.*	12	1,347
Bio-Techne Corp.	9	1,332
Chemed Corp.	4	1,287
Rollins, Inc.	24	1,262
United Therapeutics Corp.*	11	1,245
Molina Healthcare, Inc.*	12	1,175
ICU Medical, Inc.*	4	1,175
Masimo Corp.*	12	1,172
PRA Health Sciences, Inc.*	12	1,120
LivaNova plc*	11	1,098
Integra LifeSciences Holdings Corp.*	17	1,095
Haemonetics Corp.*	12	1,076
CoreLogic, Inc.*	20	1,038
Brink’s Co.	13	1,037
MEDNAX, Inc.*	23	996
Flowers Foods, Inc.	46	958
Globus Medical, Inc. — Class A*	18	908
Cantel Medical Corp.	9	885
Acadia Healthcare Company, Inc.*	20	818
Deluxe Corp.	12	794
Healthcare Services Group, Inc.	18	777
Hain Celestial Group, Inc.*	26	775
TreeHouse Foods, Inc.*	14	735
Adtalem Global Education, Inc.*	15	721
Lancaster Colony Corp.	5	692
Helen of Troy Ltd.*	7	689
Avanos Medical, Inc.*	12	687
NuVasive, Inc.*	13	678
Tenet Healthcare Corp.*	20	672
Sprouts Farmers Market, Inc.*	30	662
Syneos Health, Inc.*	14	657
Edgewell Personal Care Co.*	13	656
Aaron’s, Inc.	15	652
Boston Beer Company, Inc. — Class A*	2	599
Graham Holdings Co. — Class B	1	586

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Avis Budget Group, Inc.*	18	$585
Sanderson Farms, Inc.	5	526
United Natural Foods, Inc.*	12	512
Prestige Brands Holdings, Inc.*	13	499
Sotheby’s*	9	489
LifePoint Health, Inc.*	10	488
Patterson Companies, Inc.	20	453
Akorn, Inc.*	23	382
Mallinckrodt plc*	20	373
Tootsie Roll Industries, Inc.	5	154
Total Consumer, Non-cyclical		67,645

Consumer, Cyclical - 0.9%
NVR, Inc.*	1	2,970
Domino’s Pizza, Inc.	10	2,822
Polaris Industries, Inc.	14	1,710
Live Nation Entertainment, Inc.*	33	1,603
Toro Co.	26	1,566
Pool Corp.	10	1,515
JetBlue Airways Corp.*	78	1,480
Wyndham Hotels & Resorts, Inc.	25	1,471
Watsco, Inc.	8	1,426
Brunswick Corp.	22	1,419
Dunkin’ Brands Group, Inc.	20	1,381
Five Below, Inc.*	14	1,368
Six Flags Entertainment Corp.[1]	19	1,331
Carter’s, Inc.	12	1,301
Toll Brothers, Inc.	35	1,295
Thor Industries, Inc.	12	1,169
Williams-Sonoma, Inc.[1]	19	1,166
Wyndham Destinations, Inc.	25	1,106
Nu Skin Enterprises, Inc. — Class A	14	1,095
Texas Roadhouse, Inc. — Class A	16	1,048
Skechers U.S.A., Inc. — Class A*	34	1,020
Delphi Technologies plc	22	1,000
American Eagle Outfitters, Inc.	41	953
Casey’s General Stores, Inc.	9	946
Cracker Barrel Old Country Store, Inc.	6	937
MSC Industrial Direct Company, Inc. — Class A	11	933
Cinemark Holdings, Inc.	26	912
Deckers Outdoor Corp.*	8	903
Urban Outfitters, Inc.*	20	891
Churchill Downs, Inc.	3	890
Ollie’s Bargain Outlet Holdings, Inc.*	12	870
ILG, Inc.	26	859
Signet Jewelers Ltd.	15	836
Scotts Miracle-Gro Co. — Class A	10	832
Wendy’s Co.	44	756
AutoNation, Inc.*	15	729
Dana, Inc.	36	727
Bed Bath & Beyond, Inc.	35	697
Boyd Gaming Corp.	20	693
Dick’s Sporting Goods, Inc.	19	670
Scientific Games Corp. — Class A*	13	639
Cheesecake Factory, Inc.	11	606
TRI Pointe Group, Inc.*	37	605
Jack in the Box, Inc.	7	596
KB Home	21	572
Tupperware Brands Corp.	13	536
Tempur Sealy International, Inc.*	11	529
Brinker International, Inc.	11	524
Michaels Companies, Inc.*	27	518
Herman Miller, Inc.	15	509
Sally Beauty Holdings, Inc.*	30	481
Dillard’s, Inc. — Class A1	5	472
Big Lots, Inc.	10	418
HNI Corp.	11	409
World Fuel Services Corp.	17	347
Papa John’s International, Inc.	6	304
International Speedway Corp. — Class A	6	268
Total Consumer, Cyclical		55,629

Technology - 0.7%
PTC, Inc.*	28	2,627
Jack Henry & Associates, Inc.	19	2,477
Fortinet, Inc.*	36	2,248
Leidos Holdings, Inc.	35	2,065
CDK Global, Inc.	31	2,017
Tyler Technologies, Inc.*	9	1,999
Zebra Technologies Corp. — Class A*	13	1,862
Ultimate Software Group, Inc.*	7	1,801
Teradyne, Inc.	47	1,789
Cypress Semiconductor Corp.	88	1,371
Fair Isaac Corp.*	7	1,353
Monolithic Power Systems, Inc.	10	1,337
MKS Instruments, Inc.	13	1,244
Blackbaud, Inc.	12	1,229
Medidata Solutions, Inc.*	15	1,208
Teradata Corp.*	30	1,205
Dun & Bradstreet Corp.	9	1,104
Silicon Laboratories, Inc.*	11	1,096
j2 Global, Inc.	12	1,039
Integrated Device Technology, Inc.*	32	1,020
MAXIMUS, Inc.	16	994
Lumentum Holdings, Inc.*	16	926
NCR Corp.*	29	869
Science Applications International Corp.	10	809
Manhattan Associates, Inc.*	16	752
Perspecta, Inc.	35	719
ACI Worldwide, Inc.*	29	716
CommVault Systems, Inc.*	10	659
VeriFone Systems, Inc.*	27	616
NetScout Systems, Inc.*	20	594
Cirrus Logic, Inc.*	15	575
Acxiom Corp.*	19	569
Convergys Corp.	23	562
Allscripts Healthcare Solutions, Inc.*	44	528
Synaptics, Inc.*	9	453
Pitney Bowes, Inc.	46	394
Total Technology		42,826

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Energy - 0.4%
WPX Energy, Inc.*	99	$1,785
Energen Corp.*	24	1,748
Transocean Ltd.*	108	1,452
Core Laboratories N.V.[1]	11	1,388
Murphy Oil Corp.	40	1,351
Chesapeake Energy Corp.*,1	225	1,179
PBF Energy, Inc. — Class A	28	1,174
First Solar, Inc.*	20	1,053
Patterson-UTI Energy, Inc.	55	990
Range Resources Corp.	53	887
McDermott International, Inc.*	44	865
Oasis Petroleum, Inc.*	66	856
CNX Resources Corp.*	48	853
Apergy Corp.*	19	793
Ensco plc — Class A1	108	784
Matador Resources Co.*	26	781
QEP Resources, Inc.*	59	723
Southwestern Energy Co.*	126	668
SM Energy Co.	25	642
Oceaneering International, Inc.	24	611
Murphy USA, Inc.*	8	594
Callon Petroleum Co.*	55	591
Nabors Industries Ltd.	87	558
Gulfport Energy Corp.*	39	490
Dril-Quip, Inc.*	9	463
Rowan Companies plc — Class A*	28	454
Superior Energy Services, Inc.*	38	370
NOW, Inc.*	27	360
Diamond Offshore Drilling, Inc.*,1	16	334
Total Energy		24,797

Basic Materials - 0.3%
Steel Dynamics, Inc.	58	2,665
Chemours Co.	44	1,952
RPM International, Inc.	33	1,925
Reliance Steel & Aluminum Co.	18	1,576
United States Steel Corp.	44	1,529
Royal Gold, Inc.	16	1,485
Olin Corp.	41	1,178
Ashland Global Holdings, Inc.	15	1,173
Valvoline, Inc.	48	1,035
Versum Materials, Inc.	27	1,003
Cabot Corp.	15	927
PolyOne Corp.	20	864
NewMarket Corp.	2	809
Allegheny Technologies, Inc.*	31	778
Domtar Corp.	16	764
Sensient Technologies Corp.	10	715
Minerals Technologies, Inc.	9	678
Carpenter Technology Corp.	12	631
Commercial Metals Co.	29	612
Compass Minerals International, Inc.	8	526
Total Basic Materials		22,825

Utilities - 0.3%
Atmos Energy Corp.	27	2,434
UGI Corp.	43	2,239
OGE Energy Corp.	49	1,725
Aqua America, Inc.	44	1,548
Vectren Corp.	20	1,429
MDU Resources Group, Inc.	48	1,377
WGL Holdings, Inc.	13	1,154
National Fuel Gas Co.	21	1,112
IDACORP, Inc.	12	1,107
ALLETE, Inc.	13	1,006
New Jersey Resources Corp.	22	984
ONE Gas, Inc.	13	972
Hawaiian Electric Industries, Inc.	27	926
Southwest Gas Holdings, Inc.	12	915
Black Hills Corp.	13	796
PNM Resources, Inc.	20	778
NorthWestern Corp.	12	687
Total Utilities		21,189

Communications - 0.2%
FactSet Research Systems, Inc.	10	1,981
LogMeIn, Inc.	13	1,342
ARRIS International plc*	43	1,051
Ciena Corp.*	35	928
ViaSat, Inc.*,1	14	920
New York Times Co. — Class A	32	829
Cable One, Inc.	1	733
InterDigital, Inc.	9	728
John Wiley & Sons, Inc. — Class A	11	687
AMC Networks, Inc. — Class A*	11	684
Telephone & Data Systems, Inc.	23	631
Plantronics, Inc.	8	610
TEGNA, Inc.	53	575
Cars.com, Inc.*	18	511
Meredith Corp.	10	510
Total Communications		12,720

Total Common Stocks
(Cost $324,993)		434,596

MUTUAL FUNDS† - 64.4%
Guggenheim Strategy Fund I2	87,817	2,198,947
Guggenheim Strategy Fund II2	75,903	1,896,807
Total Mutual Funds
(Cost $4,082,110)		4,095,754

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 2.6%
U.S. Treasury Bills
1.87% due 09/20/18[3,4,5]	$100,000	$99,583
1.72% due 07/12/18[4,5,9]	68,000	67,969
Total U.S. Treasury Bills
(Cost $167,538)		167,552

REPURCHASE AGREEMENTS††,6 - 26.8%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[3]	938,947	938,947
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[3]	461,067	461,067
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[3]	307,378	307,378
Total Repurchase Agreements
(Cost $1,707,392)		1,707,392

	Shares

SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[8]	5,670	5,670
Total Securities Lending Collateral
(Cost $5,670)		5,670

Total Investments - 100.7%
(Cost $6,287,703)		$6,410,964
Other Assets & Liabilities, net - (0.7)%		(47,270)
Total Net Assets - 100.0%		$6,363,694

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	6	Sep 2018	$1,173,660	$(30,350)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
BNP Paribas	S&P MidCap 400 Index	2.44%	At Maturity	07/30/18	357	$696,937	$3,164
Barclays Bank plc	S&P MidCap 400 Index	2.33%	At Maturity	07/31/18	267	520,981	2,365
Goldman Sachs International	S&P MidCap 400 Index	2.33%	At Maturity	07/27/18	3,448	6,729,381	(41,705)
						$7,947,299	$(36,176)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7 day yield as of June 30, 2018.
[9]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$434,596	$—	$—	$434,596
Mutual Funds	4,095,754	—	—	4,095,754
U.S. Treasury Bills	—	167,552	—	167,552
Repurchase Agreements	—	1,707,392	—	1,707,392
Securities Lending Collateral	5,670	—	—	5,670
Equity Index Swap Agreements*	—	5,529	—	5,529
Total Assets	$4,536,020	$1,880,473	$—	$6,416,493

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$30,350	$—	$—	$30,350
Equity Index Swap Agreements*	—	41,705	—	41,705
Total Liabilities	$30,350	$41,705	$—	$72,055

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in the the underlying series of Guggenheim Strategy Funds Trust consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$2,371,103	$1,029,378	$(1,200,000)	$96	$(1,630)	$2,198,947	87,817	$29,550
Guggenheim Strategy Fund II	2,376,905	331,624	(810,000)	(1,605)	(117)	1,896,807	75,903	31,784
	$4,748,008	$1,361,002	$(2,010,000)	$(1,509)	$(1,747)	$4,095,754		$61,334

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $5,509 of securities loaned (cost $498,201)	$607,818
Investments in affiliated issuers, at value (cost $4,082,110)	4,095,754
Repurchase agreements, at value (cost $1,707,392)	1,707,392
Cash	7
Segregated cash with broker	516
Unrealized appreciation on swap agreements	5,529
Prepaid expenses	763
Receivables:
Dividends	11,875
Securities sold	2,828
Variation margin	1,200
Swap settlement	735
Interest	198
Securities lending income	5
Total assets	6,434,620

Liabilities:
Unrealized depreciation on swap agreements	41,705
Payable for:
Securities purchased	13,274
Return of securities loaned	5,670
Management fees	4,965
Fund shares redeemed	1,796
Transfer agent and administrative fees	1,379
Investor service fees	1,379
Portfolio accounting fees	552
Trustees’ fees*	206
Total liabilities	70,926
Commitments and contingent liabilities (Note 11)	—
Net assets	$6,363,694

Net assets consist of:
Paid in capital	$4,616,205
Undistributed net investment income	31,439
Accumulated net realized gain on investments	1,659,315
Net unrealized appreciation on investments	56,735
Net assets	$6,363,694
Capital shares outstanding	263,214
Net asset value per share	$24.18

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $4)	$7,150
Dividends from securities of affiliated issuers	61,334
Interest	11,834
Income from securities lending, net	93
Total investment income	80,411

Expenses:
Management fees	34,362
Investor service fees	9,545
Transfer agent and administrative fees	9,545
Professional fees	15,246
Portfolio accounting fees	3,818
Trustees’ fees*	1,168
Custodian fees	570
Miscellaneous	(8,530)
Total expenses	65,724
Net investment income	14,687

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(15,855)
Investments in affiliated issuers	(1,509)
Swap agreements	122,768
Futures contracts	140,406
Net realized gain	245,810
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(8,732)
Investments in affiliated issuers	(1,747)
Swap agreements	(16,057)
Futures contracts	(61,293)
Net change in unrealized appreciation (depreciation)	(87,829)
Net realized and unrealized gain	157,981
Net increase in net assets resulting from operations	$172,668

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$14,687	$8,009
Net realized gain on investments	245,810	2,830,858
Net change in unrealized appreciation (depreciation) on investments	(87,829)	98,420
Net increase in net assets resulting from operations	172,668	2,937,287

Distributions to shareholders from:
Net realized gains	—	(3,053,428)
Total distributions to shareholders	—	(3,053,428)

Capital share transactions:
Proceeds from sale of shares	3,969,322	51,121,306
Distributions reinvested	—	3,053,428
Cost of shares redeemed	(5,653,758)	(66,131,295)
Net decrease from capital share transactions	(1,684,436)	(11,956,561)
Net decrease in net assets	(1,511,768)	(12,072,702)

Net assets:
Beginning of period	7,875,462	19,948,164
End of period	$6,363,694	$7,875,462
Undistributed net investment income at end of period	$31,439	$16,752

Capital share activity:
Shares sold	167,225	2,058,544
Shares issued from reinvestment of distributions	—	146,658
Shares redeemed	(240,994)	(2,419,500)
Net decrease in shares	(73,769)	(214,298)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$23.37	$36.19	$31.14	$35.05	$35.47	$23.61
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	.02	(.10)	(.20)	(.25)	(.17)
Net gain (loss) on investments (realized and unrealized)	.76	5.81	8.87	(1.45)	4.39	12.03
Total from investment operations	.81	5.83	8.77	(1.65)	4.14	11.86
Less distributions from:
Net realized gains	—	(18.65)	(3.72)	(2.26)	(4.56)	—
Total distributions	—	(18.65)	(3.72)	(2.26)	(4.56)	—
Net asset value, end of period	$24.18	$23.37	$36.19	$31.14	$35.05	$35.47

Total Return[c]	3.47%	22.44%	29.64%	(5.50%)	11.93%	50.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,364	$7,875	$19,948	$15,093	$10,673	$17,076
Ratios to average net assets:
Net investment income (loss)	0.38%	0.07%	(0.30%)	(0.58%)	(0.69%)	(0.56%)
Total expenses[d]	1.72%	1.76%	1.72%	1.67%	1.72%	1.69%
Portfolio turnover rate	44%	403%	368%	477%	255%	279%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.6%
Guggenheim Strategy Fund I	23.3%
Total	46.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Inverse Mid-Cap Strategy Fund	(3.56%)	(11.70%)	(12.99%)	(14.74%)
S&P MidCap 400 Index	3.49%	13.50%	12.69%	10.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 46.9%
Guggenheim Strategy Fund II1	1,538	$38,424
Guggenheim Strategy Fund I1	1,515	37,946
Total Mutual Funds
(Cost $76,039)		76,370

	Face Amount

FEDERAL AGENCY NOTES†† - 9.2%
Federal Home Loan Bank[2]
3.75% due 12/14/18	$15,000	15,106
Total Federal Agency Notes
(Cost $15,110)		15,106

REPURCHASE AGREEMENTS††,3 - 34.4%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[4]	30,778	30,778
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[4]	15,114	15,114
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[4]	10,076	10,076
Total Repurchase Agreements
(Cost $55,968)		55,968

Total Investments - 90.5%
(Cost $147,117)		$147,444
Other Assets & Liabilities, net - 9.5%		15,445
Total Net Assets - 100.0%		$162,889

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	S&P MidCap 400 Index	2.03%	At Maturity	07/27/18	45	$87,392	$438
BNP Paribas	S&P MidCap 400 Index	1.94%	At Maturity	07/30/18	17	33,129	(151)
Barclays Bank plc	S&P MidCap 400 Index	2.18%	At Maturity	07/31/18	22	43,712	(198)
						$164,233	$89

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018. Rate indicated is the effective yield at the time of purchase.

See Sector Classification in Other Information section.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$76,370	$—	$—	$76,370
Federal Agency Notes	—	15,106	—	15,106
Repurchase Agreements	—	55,968	—	55,968
Equity Index Swap Agreements*	—	438	—	438
Total Assets	$76,370	$71,512	$—	$147,882

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements*	$—	$349	$—	$349

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$22,474	$200,536	$(185,000)	$(42)	$(22)	$37,946	1,515	$535
Guggenheim Strategy Fund II	59,830	113,623	(135,000)	214	(243)	38,424	1,538	623
	$82,304	$314,159	$(320,000)	$172	$(265)	$76,370		$1,158

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $15,110)	$15,106
Investments in affiliated issuers, at value (cost $76,039)	76,370
Repurchase agreements, at value (cost $55,968)	55,968
Unrealized appreciation on swap agreements	438
Receivables:
Fund shares sold	15,869
Dividends	179
Variation margin	55
Interest	33
Total assets	164,018

Liabilities:
Unrealized depreciation on swap agreements	349
Payable for:
Securities purchased	185
Swap settlement	139
Management fees	128
Transfer agent and administrative fees	35
Investor service fees	35
Portfolio accounting fees	14
Trustees’ fees*	4
Miscellaneous	240
Total liabilities	1,129
Commitments and contingent liabilities (Note 11)	—
Net assets	$162,889

Net assets consist of:
Paid in capital	$1,853,742
Undistributed net investment income	264
Accumulated net realized loss on investments	(1,691,533)
Net unrealized appreciation on investments	416
Net assets	$162,889
Capital shares outstanding	2,476
Net asset value per share	$65.79

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$1,158
Interest	984
Total investment income	2,142

Expenses:
Management fees	976
Investor service fees	271
Transfer agent and administrative fees	271
Professional fees	185
Portfolio accounting fees	109
Trustees’ fees*	32
Custodian fees	14
Miscellaneous	20
Total expenses	1,878
Net investment income	264

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	172
Swap agreements	(36,050)
Net realized loss	(35,878)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4)
Investments in affiliated issuers	(265)
Swap agreements	(512)
Net change in unrealized appreciation (depreciation)	(781)
Net realized and unrealized loss	(36,659)
Net decrease in net assets resulting from operations	$(36,395)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$264	$(653)
Net realized loss on investments	(35,878)	(47,729)
Net change in unrealized appreciation (depreciation) on investments	(781)	(1,194)
Net decrease in net assets resulting from operations	(36,395)	(49,576)

Capital share transactions:
Proceeds from sale of shares	2,589,294	4,129,307
Cost of shares redeemed	(2,567,511)	(4,282,310)
Net increase (decrease) from capital share transactions	21,783	(153,003)
Net decrease in net assets	(14,612)	(202,579)

Net assets:
Beginning of period	177,501	380,080
End of period	$162,889	$177,501
Undistributed net investment income at end of period	$264	$—

Capital share activity:
Shares sold	37,879	55,807
Shares redeemed	(38,005)	(58,021)
Net decrease in shares	(126)	(2,214)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e,f]	Year Ended December 31, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$68.22	$78.92	$97.61	$98.69	$111.65	$154.08
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	(.16)	(.26)	(1.38)	(1.59)	(2.07)
Net gain (loss) on investments (realized and unrealized)	(2.51)	(10.54)	(18.43)	.30	(11.37)	(40.36)
Total from investment operations	(2.43)	(10.70)	(18.69)	(1.08)	(12.96)	(42.43)
Net asset value, end of period	$65.79	$68.22	$78.92	$97.61	$98.69	$111.65

Total Return[c]	(3.56%)	(13.55%)	(19.13%)	(1.12%)	(11.56%)	(27.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$163	$178	$380	$611	$850	$911
Ratios to average net assets:
Net investment income (loss)	0.24%	(0.22%)	(0.82%)	(1.46%)	(1.51%)	(1.65%)
Total expenses[d]	1.73%	1.76%	1.71%	1.66%	1.72%	1.68%
Portfolio turnover rate	364%	111%	565%	220%	323%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Reverse Share Split — Per share amounts for periods presented through December 31, 2014, have been restate to reflect a 1:3 reverse share split effective January 24, 2014.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

RUSSELL 2000® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: October 27, 2006

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	23.4%
Guggenheim Strategy Fund I	22.9%
Five Below, Inc.	0.1%
Stamps.com, Inc.	0.1%
Etsy, Inc.	0.1%
Ligand Pharmaceuticals, Inc. — Class B	0.1%
FibroGen, Inc.	0.1%
Blackbaud, Inc.	0.1%
Entegris, Inc.	0.1%
LivaNova plc	0.1%
Top Ten Total	47.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Russell 2000® 2x Strategy Fund	12.57%	31.60%	20.44%	11.75%
Russell 2000 Index	7.66%	17.57%	15.43%	12.93%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 14.2%

Financial - 3.6%
Gramercy Property Trust REIT	46	$1,257
First Industrial Realty Trust, Inc. REIT	37	1,234
Chemical Financial Corp.	22	1,225
Cousins Properties, Inc. REIT	126	1,221
IBERIABANK Corp.	16	1,213
Primerica, Inc.	12	1,195
Valley National Bancorp	97	1,180
MGIC Investment Corp.*	110	1,179
Hancock Whitney Corp.	25	1,166
Ryman Hospitality Properties, Inc. REIT	14	1,164
Sabra Health Care REIT, Inc.	53	1,152
LaSalle Hotel Properties REIT	33	1,130
RLJ Lodging Trust REIT	51	1,125
MB Financial, Inc.	24	1,121
Sunstone Hotel Investors, Inc. REIT	67	1,114
Stifel Financial Corp.	21	1,097
United Bankshares, Inc.	30	1,092
Home BancShares, Inc.	48	1,083
Healthcare Realty Trust, Inc. REIT	37	1,076
UMB Financial Corp.	14	1,067
Essent Group Ltd.*	29	1,039
Ellie Mae, Inc.*	10	1,038
Radian Group, Inc.	64	1,038
South State Corp.	12	1,035
First Financial Bankshares, Inc.	20	1,018
GEO Group, Inc. REIT	36	991
Glacier Bancorp, Inc.	25	967
Investors Bancorp, Inc.	75	959
EastGroup Properties, Inc. REIT	10	956
Education Realty Trust, Inc. REIT	23	955
CNO Financial Group, Inc.	50	952
Blackstone Mortgage Trust, Inc. — Class A REIT	30	943
American Equity Investment Life Holding Co.	26	936
Selective Insurance Group, Inc.	17	935
Cathay General Bancorp	23	931
BancorpSouth Bank	28	923
PotlatchDeltic Corp. REIT	18	915
Kemper Corp.	12	908
Columbia Banking System, Inc.	22	900
Community Bank System, Inc.	15	886
Physicians Realty Trust REIT	54	861
Financial Engines, Inc.	19	853
Old National Bancorp	45	837
CoreCivic, Inc. REIT	35	836
First Financial Bancorp	27	828
Fulton Financial Corp.	50	825
STAG Industrial, Inc. REIT	30	817
National Health Investors, Inc. REIT	11	810
Simmons First National Corp. — Class A	27	807
RLI Corp.	12	794
Washington Federal, Inc.	24	785
Rexford Industrial Realty, Inc. REIT	25	785
Kennedy-Wilson Holdings, Inc.	37	783
PS Business Parks, Inc. REIT	6	771
FCB Financial Holdings, Inc. — Class A*	13	764
Piedmont Office Realty Trust, Inc. — Class A REIT	38	757
Great Western Bancorp, Inc.	18	756
Xenia Hotels & Resorts, Inc. REIT	31	755
CenterState Bank Corp.	25	745
Union Bankshares Corp.	19	739
First Midwest Bancorp, Inc.	29	739
Pebblebrook Hotel Trust REIT	19	737
BofI Holding, Inc.*	18	736
United Community Banks, Inc.	24	736
Urban Edge Properties REIT	32	732
Bank of NT Butterfield & Son Ltd.	16	732
Washington Real Estate Investment Trust	24	728
DiamondRock Hospitality Co. REIT	59	725
Moelis & Co. — Class A	12	704
First Merchants Corp.	15	696
International Bancshares Corp.	16	685
Hope Bancorp, Inc.	38	678
Federated Investors, Inc. — Class B	29	676
Genworth Financial, Inc. — Class A*	150	675
CVB Financial Corp.	30	673
Apollo Commercial Real Estate Finance, Inc. REIT	36	658
Tanger Factory Outlet Centers, Inc. REIT	28	658
Acadia Realty Trust REIT	24	657
LendingTree, Inc.*	3	641
Renasant Corp.	14	637
Independent Bank Corp.	8	627
ServisFirst Bancshares, Inc.	15	626
Enstar Group Ltd.*	3	622
Trustmark Corp.	19	620
Retail Opportunity Investments Corp. REIT	32	613
Eagle Bancorp, Inc.*	10	613
Terreno Realty Corp. REIT	16	603
Quality Care Properties, Inc. REIT*	28	602
Banner Corp.	10	601
WageWorks, Inc.*	12	600
QTS Realty Trust, Inc. — Class A REIT	15	593
Ameris Bancorp	11	587
WesBanco, Inc.	13	586
TowneBank	18	578
Chesapeake Lodging Trust REIT	18	570
ProAssurance Corp.	16	567
Lexington Realty Trust REIT	64	559
LegacyTexas Financial Group, Inc.	14	546
Horace Mann Educators Corp.	12	535
Pacific Premier Bancorp, Inc.*	14	534
Redfin Corp.*,1	23	531
Berkshire Hills Bancorp, Inc.	13	528
Mack-Cali Realty Corp. REIT	26	527
Invesco Mortgage Capital, Inc. REIT	33	525
Argo Group International Holdings Ltd.	9	523
Colony Credit Real Estate, Inc. REIT	25	518

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

PRA Group, Inc.*	13	$501
Capitol Federal Financial, Inc.	38	500
NBT Bancorp, Inc.	13	496
Heartland Financial USA, Inc.	9	494
Alexander & Baldwin, Inc. REIT	21	493
Northwest Bancshares, Inc.	28	487
First BanCorp*	63	482
AmTrust Financial Services, Inc.	33	481
WSFS Financial Corp.	9	480
Agree Realty Corp. REIT	9	475
National General Holdings Corp.	18	474
LTC Properties, Inc. REIT	11	470
Provident Financial Services, Inc.	17	468
Independent Bank Group, Inc.	7	468
Hilltop Holdings, Inc.	21	463
National Storage Affiliates Trust REIT	15	462
American Assets Trust, Inc. REIT	12	459
Washington Prime Group, Inc. REIT	56	454
Westamerica Bancorporation	8	452
Sandy Spring Bancorp, Inc.	11	451
First Commonwealth Financial Corp.	29	450
Park National Corp.	4	446
Walker & Dunlop, Inc.	8	445
Government Properties Income Trust REIT	28	444
Four Corners Property Trust, Inc. REIT	18	443
S&T Bancorp, Inc.	10	432
Waddell & Reed Financial, Inc. — Class A	24	431
Infinity Property & Casualty Corp.	3	427
Seritage Growth Properties REIT[1]	10	424
First Interstate BancSystem, Inc. — Class A	10	422
OceanFirst Financial Corp.	14	419
Summit Hotel Properties, Inc. REIT	29	415
First Busey Corp.	13	412
HFF, Inc. — Class A	12	412
Seacoast Banking Corporation of Florida*	13	411
Kite Realty Group Trust REIT	24	410
Houlihan Lokey, Inc.	8	410
Brookline Bancorp, Inc.	22	409
Global Net Lease, Inc. REIT	20	409
Ladder Capital Corp. — Class A REIT	26	406
Select Income REIT	18	404
Artisan Partners Asset Management, Inc. — Class A	13	392
Alexander’s, Inc. REIT	1	383
Boston Private Financial Holdings, Inc.	24	382
Monmouth Real Estate Investment Corp. REIT	23	380
Enterprise Financial Services Corp.	7	378
Kearny Financial Corp.	28	377
City Holding Co.	5	376
Cadence BanCorp	13	375
Southside Bancshares, Inc.	11	370
First Bancorp	9	368
State Bank Financial Corp.	11	367
Enova International, Inc.*	10	365
Redwood Trust, Inc. REIT	22	362
Employers Holdings, Inc.	9	362
FGL Holdings*	43	361
LendingClub Corp.*	94	356
CareTrust REIT, Inc.	21	350
Heritage Financial Corp.	10	348
National Bank Holdings Corp. — Class A	9	347
AMERISAFE, Inc.	6	347
Tompkins Financial Corp.	4	344
BrightSphere Investment Group plc	24	342
Navigators Group, Inc.	6	342
Safety Insurance Group, Inc.	4	342
Lakeland Financial Corp.	7	337
CorePoint Lodging, Inc. REIT*	13	337
Americold Realty Trust REIT	15	330
CYS Investments, Inc. REIT	44	330
Kinsale Capital Group, Inc.	6	329
United Fire Group, Inc.	6	327
Beneficial Bancorp, Inc.	20	324
PennyMac Mortgage Investment Trust REIT	17	323
PJT Partners, Inc. — Class A	6	320
Universal Insurance Holdings, Inc.	9	316
James River Group Holdings Ltd.	8	314
NMI Holdings, Inc. — Class A*	19	310
Tier REIT, Inc.	13	309
Flagstar Bancorp, Inc.*	9	308
Piper Jaffray Cos.	4	307
National Western Life Group, Inc. — Class A	1	307
Ramco-Gershenson Properties Trust REIT	23	304
Stewart Information Services Corp.	7	301
Third Point Reinsurance Ltd.*	24	300
WisdomTree Investments, Inc.	33	300
BancFirst Corp.	5	296
Encore Capital Group, Inc.*	8	293
Meta Financial Group, Inc.	3	292
Nelnet, Inc. — Class A	5	292
Cohen & Steers, Inc.	7	292
Aircastle Ltd.	14	287
Triumph Bancorp, Inc.*	7	285
CBL & Associates Properties, Inc. REIT[1]	50	279
Bryn Mawr Bank Corp.	6	278
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	14	277
Chatham Lodging Trust REIT	13	276
ARMOUR Residential REIT, Inc.	12	274
Trupanion, Inc.*	7	270
Federal Agricultural Mortgage Corp. — Class C	3	268
1st Source Corp.	5	267
Stock Yards Bancorp, Inc.	7	267
InfraREIT, Inc.	12	266
RE/MAX Holdings, Inc. — Class A	5	262
INTL FCStone, Inc.*	5	259
Ambac Financial Group, Inc.*	13	258
Lakeland Bancorp, Inc.	13	258
Central Pacific Financial Corp.	9	258

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Carolina Financial Corp.	6	$258
Easterly Government Properties, Inc. REIT	13	257
Universal Health Realty Income Trust REIT	4	256
Virtus Investment Partners, Inc.	2	256
Customers Bancorp, Inc.*	9	255
Hanmi Financial Corp.	9	255
MTGE Investment Corp. REIT	13	255
Getty Realty Corp. REIT	9	254
R1 RCM, Inc.*	29	252
Community Trust Bancorp, Inc.	5	250
TrustCo Bank Corp. NY	28	249
Meridian Bancorp, Inc.	13	249
Veritex Holdings, Inc.*	8	249
Columbia Financial, Inc.*	15	248
Franklin Street Properties Corp. REIT	29	248
Univest Corporation of Pennsylvania	9	247
Independence Realty Trust, Inc. REIT	24	247
Preferred Bank/Los Angeles CA	4	246
United Financial Bancorp, Inc.	14	245
MBIA, Inc.*	27	244
Capstead Mortgage Corp. REIT	27	242
Hamilton Lane, Inc. — Class A	5	240
Granite Point Mortgage Trust, Inc. REIT	13	239
Horizon Bancorp, Inc.	12	238
CoBiz Financial, Inc.	11	236
FBL Financial Group, Inc. — Class A	3	236
Hersha Hospitality Trust REIT	11	236
RMR Group, Inc. — Class A	3	235
Flushing Financial Corp.	9	235
Banc of California, Inc.	12	235
Marcus & Millichap, Inc.*	6	234
Washington Trust Bancorp, Inc.	4	232
Camden National Corp.	5	229
Peoples Bancorp, Inc.	6	227
TriCo Bancshares	6	225
World Acceptance Corp.*	2	222
Hingham Institution for Savings	1	220
Northfield Bancorp, Inc.	13	216
HomeStreet, Inc.*	8	216
St. Joe Co.*	12	216
German American Bancorp, Inc.	6	215
Live Oak Bancshares, Inc.	7	215
Pennsylvania Real Estate Investment Trust	19	209
Guaranty Bancorp	7	209
Cass Information Systems, Inc.	3	206
Midland States Bancorp, Inc.	6	206
iStar, Inc. REIT*	19	205
Origin Bancorp, Inc.	5	205
Preferred Apartment Communities, Inc. — Class A REIT	12	204
TPG RE Finance Trust, Inc. REIT	10	203
NorthStar Realty Europe Corp. REIT	14	203
First Defiance Financial Corp.	3	201
ConnectOne Bancorp, Inc.	8	199
New York Mortgage Trust, Inc. REIT	33	198
Dime Community Bancshares, Inc.	10	195
Diamond Hill Investment Group, Inc.	1	194
Oritani Financial Corp.	12	194
Ashford Hospitality Trust, Inc. REIT	24	194
FRP Holdings, Inc.*	3	194
Armada Hoffler Properties, Inc. REIT	13	194
CatchMark Timber Trust, Inc. — Class A REIT	15	191
QCR Holdings, Inc.	4	190
Investment Technology Group, Inc.	9	188
Heritage Commerce Corp.	11	187
National Commerce Corp.*	4	185
Investors Title Co.	1	185
Investors Real Estate Trust REIT	33	182
First Financial Corp.	4	181
Urstadt Biddle Properties, Inc. — Class A REIT	8	181
BBX Capital Corp.	20	181
Bridge Bancorp, Inc.	5	180
People’s Utah Bancorp	5	178
Arbor Realty Trust, Inc. REIT	17	177
First of Long Island Corp.	7	174
Allegiance Bancshares, Inc.*	4	173
Gladstone Commercial Corp. REIT	9	173
Peapack Gladstone Financial Corp.	5	173
Opus Bank	6	172
Great Southern Bancorp, Inc.	3	172
Greenhill & Company, Inc.	6	170
HomeTrust Bancshares, Inc.*	6	169
OFG Bancorp	12	169
First Foundation, Inc.*	9	167
New Senior Investment Group, Inc. REIT	22	167
Equity Bancshares, Inc. — Class A*	4	166
CBTX, Inc.	5	165
FB Financial Corp.	4	163
Maiden Holdings Ltd.	21	163
Bank of Marin Bancorp	2	162
Saul Centers, Inc. REIT	3	161
First Community Bancshares, Inc.	5	159
Atlantic Capital Bancshares, Inc.*	8	157
TriState Capital Holdings, Inc.*	6	157
Blue Hills Bancorp, Inc.	7	155
eHealth, Inc.*	7	155
Independent Bank Corp.	6	153
Fidelity Southern Corp.	6	152
Bar Harbor Bankshares	5	151
Franklin Financial Network, Inc.*	4	150
AG Mortgage Investment Trust, Inc. REIT	8	150
Whitestone REIT — Class B	12	150
State Auto Financial Corp.	5	150
Community Healthcare Trust, Inc. REIT	5	149
Mercantile Bank Corp.	4	148
Bancorp, Inc.*	14	146
Front Yard Residential Corp. REIT	14	146
United Community Financial Corp.	13	143
Merchants Bancorp	5	143
Ocwen Financial Corp.*	36	143

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

NexPoint Residential Trust, Inc. REIT	5	$142
Nationstar Mortgage Holdings, Inc.*	8	140
Home Bancorp, Inc.	3	140
Old Line Bancshares, Inc.	4	140
UMH Properties, Inc. REIT	9	138
Republic Bancorp, Inc. — Class A	3	136
B. Riley Financial, Inc.	6	135
Anworth Mortgage Asset Corp. REIT	27	134
Industrial Logistics Properties Trust REIT	6	134
Spirit MTA REIT*	13	134
Financial Institutions, Inc.	4	132
Green Bancorp, Inc.	6	130
RBB Bancorp	4	128
City Office REIT, Inc.	10	128
First Connecticut Bancorp, Inc.	4	122
Enterprise Bancorp, Inc.	3	121
Orchid Island Capital, Inc. REIT	16	120
CNB Financial Corp.	4	120
Waterstone Financial, Inc.	7	119
Westwood Holdings Group, Inc.	2	119
First Mid-Illinois Bancshares, Inc.	3	118
PennyMac Financial Services, Inc. — Class A*	6	118
United Insurance Holdings Corp.	6	117
Old Second Bancorp, Inc.	8	115
Western Asset Mortgage Capital Corp. REIT	11	115
Access National Corp.	4	114
Greenlight Capital Re Ltd. — Class A*	8	114
Cedar Realty Trust, Inc. REIT	24	113
Sierra Bancorp	4	113
CorEnergy Infrastructure Trust, Inc. REIT	3	113
Byline Bancorp, Inc.*	5	112
Farmers National Banc Corp.	7	112
EMC Insurance Group, Inc.	4	111
Cowen, Inc. — Class A*	8	111
Nicolet Bankshares, Inc.*	2	110
Arrow Financial Corp.	3	109
Citizens, Inc.*	14	109
First Bancshares, Inc.	3	108
Southern National Bancorp of Virginia, Inc.	6	107
One Liberty Properties, Inc. REIT	4	106
Regional Management Corp.*	3	105
Metropolitan Bank Holding Corp.*	2	105
Farmers Capital Bank Corp.	2	104
SmartFinancial, Inc.*	4	103
Ladenburg Thalmann Financial Services, Inc.	30	102
Middlefield Banc Corp.	2	101
MidWestOne Financial Group, Inc.	3	101
West Bancorporation, Inc.	4	101
Heritage Insurance Holdings, Inc.[1]	6	100
PCSB Financial Corp.	5	99
KKR Real Estate Finance Trust, Inc.	5	99
Guaranty Bancshares, Inc.	3	99
On Deck Capital, Inc.*	14	98
Dynex Capital, Inc. REIT	15	98
PHH Corp.*	9	98
Health Insurance Innovations, Inc. — Class A*	3	97
Ares Commercial Real Estate Corp. REIT	7	97
Republic First Bancorp, Inc.*	12	94
Peoples Financial Services Corp.	2	94
National Bankshares, Inc.	2	93
Braemar Hotels & Resorts, Inc. REIT	8	91
SB One Bancorp	3	89
Southern First Bancshares, Inc.*	2	88
MedEquities Realty Trust, Inc. REIT	8	88
Western New England Bancorp, Inc.	8	88
Altisource Portfolio Solutions S.A.*	3	88
Cambridge Bancorp	1	87
Newmark Group, Inc. — Class A	6	85
Macatawa Bank Corp.	7	85
First Bancorp, Inc.	3	85
Central Valley Community Bancorp	4	85
Reliant Bancorp, Inc.	3	84
Oppenheimer Holdings, Inc. — Class A	3	84
HCI Group, Inc.	2	83
Arlington Asset Investment Corp. — Class A	8	82
Exantas Capital Corp. REIT	8	81
Sutherland Asset Management Corp. REIT	5	81
Farmers & Merchants Bancorp Incorporated/Archbold OH	2	81
Summit Financial Group, Inc.	3	81
American National Bankshares, Inc.	2	80
Farmland Partners, Inc. REIT	9	79
Northrim BanCorp, Inc.	2	79
Business First Bancshares, Inc.	3	79
Southern Missouri Bancorp, Inc.	2	78
Global Indemnity Ltd.	2	78
Citizens & Northern Corp.	3	78
Safeguard Scientifics, Inc.*	6	77
Century Bancorp, Inc. — Class A	1	76
Jernigan Capital, Inc. REIT	4	76
HarborOne Bancorp, Inc.*	4	76
MutualFirst Financial, Inc.	2	76
Goosehead Insurance, Inc. — Class A*	3	75
Timberland Bancorp, Inc.	2	75
Baycom Corp.*	3	74
First Savings Financial Group, Inc.	1	73
Innovative Industrial Properties, Inc. REIT	2	73
Baldwin & Lyons, Inc. — Class B	3	73
Civista Bancshares, Inc.	3	73
Charter Financial Corp.	3	72
WMIH Corp.*	54	72
Norwood Financial Corp.	2	72
Howard Bancorp, Inc.*	4	72
Cherry Hill Mortgage Investment Corp. REIT	4	71
Capital City Bank Group, Inc.	3	71
BankFinancial Corp.	4	71
First Bank/Hamilton NJ	5	69

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

FedNat Holding Co.	3	$69
BSB Bancorp, Inc.*	2	69
First Internet Bancorp	2	68
ACNB Corp.	2	68
Sterling Bancorp, Inc.	5	67
Bank of Princeton*	2	66
Bankwell Financial Group, Inc.	2	64
FS Bancorp, Inc.	1	63
C&F Financial Corp.	1	63
Bluerock Residential Growth REIT, Inc.	7	62
Forestar Group, Inc.*	3	62
Territorial Bancorp, Inc.	2	62
Fidelity D&D Bancorp, Inc.	1	62
Ames National Corp.	2	62
Consolidated-Tomoka Land Co.	1	62
Codorus Valley Bancorp, Inc.	2	61
First Choice Bancorp	2	61
Stratus Properties, Inc.*	2	61
GAIN Capital Holdings, Inc.	8	60
BCB Bancorp, Inc.	4	60
Marlin Business Services Corp.	2	60
Entegra Financial Corp.*	2	59
Shore Bancshares, Inc.	3	57
Safety Income & Growth, Inc. REIT	3	57
Premier Financial Bancorp, Inc.	3	56
Investar Holding Corp.	2	55
County Bancorp, Inc.	2	55
Tiptree, Inc. — Class A	8	54
Select Bancorp, Inc.*	4	54
Community Bankers Trust Corp.*	6	54
MBT Financial Corp.	5	53
MidSouth Bancorp, Inc.	4	53
Esquire Financial Holdings, Inc.*	2	53
Ohio Valley Banc Corp.	1	52
Great Ajax Corp. REIT	4	52
First Business Financial Services, Inc.	2	52
Orrstown Financial Services, Inc.	2	52
Union Bankshares, Inc.	1	52
Bank of Commerce Holdings	4	51
OP Bancorp*	4	51
NI Holdings, Inc.*	3	51
Elevate Credit, Inc.*	6	51
Kingstone Companies, Inc.	3	51
Gladstone Land Corp. REIT	4	51
Riverview Bancorp, Inc.	6	51
First Community Corp.	2	50
Chemung Financial Corp.	1	50
Curo Group Holdings Corp.*	2	50
Auburn National Bancorporation, Inc.	1	50
Malvern Bancorp, Inc.*	2	49
First Northwest Bancorp*	3	48
ESSA Bancorp, Inc.	3	47
Parke Bancorp, Inc.	2	47
Evans Bancorp, Inc.	1	46
Pzena Investment Management, Inc. — Class A	5	46
Luther Burbank Corp.	4	46
1st Constitution Bancorp	2	46
Oak Valley Bancorp	2	46
Unity Bancorp, Inc.	2	45
United Security Bancshares	4	45
Penns Woods Bancorp, Inc.	1	45
Global Medical REIT, Inc.	5	44
SI Financial Group, Inc.	3	44
Northeast Bancorp	2	44
Clipper Realty, Inc. REIT	5	43
Boston Omaha Corp. — Class A*	2	42
First United Corp.	2	41
Donegal Group, Inc. — Class A	3	41
Hallmark Financial Services, Inc.*	4	40
LCNB Corp.	2	39
First Financial Northwest, Inc.	2	39
Pacific Mercantile Bancorp*	4	39
Prudential Bancorp, Inc.	2	39
Associated Capital Group, Inc. — Class A	1	38
Capstar Financial Holdings, Inc.*	2	37
FNB Bancorp	1	37
MVB Financial Corp.	2	36
Community Financial Corp.	1	35
Mid Penn Bancorp, Inc.	1	35
Crawford & Co. — Class B	4	35
CB Financial Services, Inc.	1	34
Greene County Bancorp, Inc.	1	34
Independence Holding Co.	1	33
Trinity Place Holdings, Inc.*	5	33
Silvercrest Asset Management Group, Inc. — Class A	2	33
Peoples Bancorp of North Carolina, Inc.	1	32
PDL Community Bancorp*	2	32
Impac Mortgage Holdings, Inc.*	3	29
GAMCO Investors, Inc. — Class A	1	27
Provident Bancorp, Inc.*	1	26
First Guaranty Bancshares, Inc.	1	26
BRT Apartments Corp. REIT	2	25
Maui Land & Pineapple Company, Inc.*	2	23
Total Financial		163,308

Consumer, Non-cyclical - 3.1%
Ligand Pharmaceuticals, Inc. — Class B*	7	1,450
FibroGen, Inc.*	23	1,440
LivaNova plc*	14	1,397
Loxo Oncology, Inc.*	8	1,388
Haemonetics Corp.*	15	1,345
Weight Watchers International, Inc.*	12	1,213
Neogen Corp.*	15	1,203
HealthEquity, Inc.*	16	1,202
Brink’s Co.	15	1,196
ASGN, Inc.*	15	1,173
Performance Food Group Co.*	31	1,138
Korn/Ferry International	18	1,115
Ultragenyx Pharmaceutical, Inc.*	14	1,076
Globus Medical, Inc. — Class A*	21	1,060
Insperity, Inc.	11	1,048

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Teladoc, Inc.*,1	18	$1,045
Green Dot Corp. — Class A*	14	1,027
Array BioPharma, Inc.*	61	1,024
Deluxe Corp.	15	993
Darling Ingredients, Inc.*	49	974
Aaron’s, Inc.	22	956
Healthcare Services Group, Inc.	22	950
Inogen, Inc.*	5	932
Immunomedics, Inc.*	39	923
Supernus Pharmaceuticals, Inc.*	15	898
Amicus Therapeutics, Inc.*	56	875
Cimpress N.V.*	6	870
Adtalem Global Education, Inc.*	18	866
LHC Group, Inc.*	10	856
Tenet Healthcare Corp.*	25	839
Wright Medical Group N.V.*	32	831
Lancaster Colony Corp.	6	831
Blueprint Medicines Corp.*	13	825
AMN Healthcare Services, Inc.*	14	820
Avanos Medical, Inc.*	14	802
Syneos Health, Inc.*	17	797
Horizon Pharma plc*	48	795
Helen of Troy Ltd.*	8	788
NuVasive, Inc.*	15	782
Ironwood Pharmaceuticals, Inc. — Class A*	40	765
J&J Snack Foods Corp.	5	762
Edgewell Personal Care Co.*	15	757
Spark Therapeutics, Inc.*	9	745
WD-40 Co.	5	731
TriNet Group, Inc.*	13	727
Nevro Corp.*	9	719
Portola Pharmaceuticals, Inc.*	19	718
Merit Medical Systems, Inc.*	14	717
Myriad Genetics, Inc.*	19	710
Emergent BioSolutions, Inc.*	14	707
Heron Therapeutics, Inc.*	18	699
Medicines Co.*	19	697
Amedisys, Inc.*	8	684
Foundation Medicine, Inc.*	5	684
Clovis Oncology, Inc.*	15	682
Aerie Pharmaceuticals, Inc.*	10	675
Magellan Health, Inc.*	7	672
FTI Consulting, Inc.*	11	665
Quidel Corp.*	10	665
Novocure Ltd.*	21	657
Avis Budget Group, Inc.*	20	650
Travelport Worldwide Ltd.	35	649
REGENXBIO, Inc.*	9	646
Endo International plc*	68	641
Medifast, Inc.	4	641
United Natural Foods, Inc.*	15	640
Global Blood Therapeutics, Inc.*	14	633
Sanderson Farms, Inc.	6	631
Halozyme Therapeutics, Inc.*	37	624
ABM Industries, Inc.	21	613
Arena Pharmaceuticals, Inc.*	14	610
Spectrum Pharmaceuticals, Inc.*	29	608
Atrion Corp.	1	599
Boston Beer Company, Inc. — Class A*	2	599
Sotheby’s*	11	598
Matthews International Corp. — Class A	10	588
Intercept Pharmaceuticals, Inc.*	7	587
CONMED Corp.	8	586
Acceleron Pharma, Inc.*	12	582
Integer Holdings Corp.*	9	582
Abaxis, Inc.	7	581
Select Medical Holdings Corp.*	32	581
Enanta Pharmaceuticals, Inc.*	5	579
Prestige Brands Holdings, Inc.*	15	576
Cambrex Corp.*	11	575
B&G Foods, Inc.[1]	19	568
iRhythm Technologies, Inc.*	7	568
Patterson Companies, Inc.	25	567
Repligen Corp.*	12	565
Madrigal Pharmaceuticals, Inc.*	2	559
Vector Group Ltd.	29	553
HMS Holdings Corp.*	25	541
Ensign Group, Inc.	15	537
LifePoint Health, Inc.*	11	537
Puma Biotechnology, Inc.*	9	532
Paylocity Holding Corp.*	9	530
Universal Corp.	8	528
Monro, Inc.	9	523
Insmed, Inc.*	22	520
Xencor, Inc.*	14	518
Brookdale Senior Living, Inc. — Class A*	56	509
AxoGen, Inc.*	10	503
NxStage Medical, Inc.*	18	502
PTC Therapeutics, Inc.*	14	472
Momenta Pharmaceuticals, Inc.*	23	470
Mallinckrodt plc*	25	466
Editas Medicine, Inc.*	13	466
Akorn, Inc.*	28	464
USANA Health Sciences, Inc.*	4	461
Cal-Maine Foods, Inc.*	10	458
ACADIA Pharmaceuticals, Inc.*	30	458
OPKO Health, Inc.*	96	451
MyoKardia, Inc.*	9	447
Central Garden & Pet Co. — Class A*	11	445
Varex Imaging Corp.*	12	445
McGrath RentCorp	7	443
Zogenix, Inc.*	10	442
Atara Biotherapeutics, Inc.*	12	441
Corcept Therapeutics, Inc.*	28	440
Diplomat Pharmacy, Inc.*	17	434
National Beverage Corp.*	4	428
Sangamo Therapeutics, Inc.*	30	426
Tivity Health, Inc.*	12	422
ACCO Brands Corp.	30	416
Amneal Pharmaceuticals, Inc.*	25	410
Hostess Brands, Inc.*	30	408

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Glaukos Corp.*	10	$406
BioTelemetry, Inc.*	9	405
Alarm.com Holdings, Inc.*	10	404
Fresh Del Monte Produce, Inc.	9	401
Herc Holdings, Inc.*	7	394
EVERTEC, Inc.	18	393
Calavo Growers, Inc.	4	385
US Physical Therapy, Inc.	4	384
ImmunoGen, Inc.*	39	379
STAAR Surgical Co.*	12	372
Biohaven Pharmaceutical Holding Company Ltd.*	9	356
ICF International, Inc.	5	355
MGP Ingredients, Inc.	4	355
AnaptysBio, Inc.*	5	355
Radius Health, Inc.*	12	354
Arrowhead Pharmaceuticals, Inc.*	26	354
Pacira Pharmaceuticals, Inc.*	11	353
Aimmune Therapeutics, Inc.*	13	350
Acorda Therapeutics, Inc.*	12	344
Audentes Therapeutics, Inc.*	9	344
Strayer Education, Inc.[1]	3	339
Viad Corp.[1]	6	326
Luminex Corp.	11	325
TrueBlue, Inc.*	12	323
CBIZ, Inc.*	14	322
Iovance Biotherapeutics, Inc.*	25	320
Natus Medical, Inc.*	9	311
NutriSystem, Inc.	8	308
Career Education Corp.*	19	307
Genomic Health, Inc.*	6	302
Intellia Therapeutics, Inc.*	11	301
Retrophin, Inc.*	11	300
Intersect ENT, Inc.*	8	300
TherapeuticsMD, Inc.*	48	299
Capella Education Co.	3	296
Theravance Biopharma, Inc.*	13	295
Intrexon Corp.*	21	293
Cardiovascular Systems, Inc.*	9	291
Cardtronics plc — Class A*	12	290
Innoviva, Inc.*	21	290
Navigant Consulting, Inc.*	13	288
Tandem Diabetes Care, Inc.*	13	286
Vanda Pharmaceuticals, Inc.*	15	286
Alder Biopharmaceuticals, Inc.*	18	284
Orthofix International N.V.*	5	284
Owens & Minor, Inc.	17	284
Dean Foods Co.	27	284
SpartanNash Co.	11	281
OraSure Technologies, Inc.*	17	280
CryoLife, Inc.*	10	279
Phibro Animal Health Corp. — Class A	6	276
Endocyte, Inc.*	20	276
Revance Therapeutics, Inc.*	10	274
Esperion Therapeutics, Inc.*	7	274
CytomX Therapeutics, Inc.*	12	274
Andersons, Inc.	8	274
Triple-S Management Corp. — Class B*	7	273
Inter Parfums, Inc.	5	267
G1 Therapeutics, Inc.*	6	261
Cerus Corp.*	39	260
Tactile Systems Technology, Inc.*	5	260
Simply Good Foods Co.*	18	260
Dynavax Technologies Corp.*	17	259
Karyopharm Therapeutics, Inc.*	15	255
Omeros Corp.*	14	254
MacroGenics, Inc.*	12	248
K2M Group Holdings, Inc.*	11	248
Mirati Therapeutics, Inc.*	5	246
Huron Consulting Group, Inc.*	6	245
AtriCure, Inc.*	9	243
Providence Service Corp.*	3	236
Assembly Biosciences, Inc.*	6	235
Flexion Therapeutics, Inc.*	9	233
Hertz Global Holdings, Inc.*	15	230
Intra-Cellular Therapies, Inc.*	13	230
Cymabay Therapeutics, Inc.*	17	228
Eagle Pharmaceuticals, Inc.*	3	227
SUPERVALU, Inc.*	11	226
Kindred Healthcare, Inc.*	25	225
Athenex, Inc.*	12	224
TG Therapeutics, Inc.*	17	224
SP Plus Corp.*	6	223
AngioDynamics, Inc.*	10	222
Surmodics, Inc.*	4	221
Apellis Pharmaceuticals, Inc.*	10	220
Epizyme, Inc.*	16	217
Laureate Education, Inc. — Class A*	15	215
Collegium Pharmaceutical, Inc.*	9	215
National Healthcare Corp.	3	211
American Public Education, Inc.*	5	211
Heidrick & Struggles International, Inc.	6	210
NeoGenomics, Inc.*	16	210
Quad/Graphics, Inc.	10	208
Heska Corp.*	2	208
Apollo Medical Holdings, Inc.*	8	207
Kforce, Inc.	6	206
La Jolla Pharmaceutical Co.*	7	204
Kelly Services, Inc. — Class A	9	202
Chefs’ Warehouse, Inc.*	7	199
Coherus Biosciences, Inc.*	14	196
AMAG Pharmaceuticals, Inc.*	10	195
Barrett Business Services, Inc.	2	193
WaVe Life Sciences Ltd.*,1	5	191
Meridian Bioscience, Inc.	12	191
Sorrento Therapeutics, Inc.*	26	187
Invacare Corp.	10	186
MiMedx Group, Inc.*,1	29	185
Team, Inc.*,1	8	185
K12, Inc.*	11	180
Rent-A-Center, Inc.*,1	12	177
Cara Therapeutics, Inc.*,1	9	172

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Medpace Holdings, Inc.*	4	$172
Fate Therapeutics, Inc.*	15	170
Tejon Ranch Co.*	7	170
Progenics Pharmaceuticals, Inc.*	21	169
RadNet, Inc.*	11	165
CorVel Corp.*	3	162
GlycoMimetics, Inc.*	10	161
Cutera, Inc.*	4	161
Prothena Corporation plc*	11	160
Lantheus Holdings, Inc.*	11	160
Weis Markets, Inc.	3	160
Dicerna Pharmaceuticals, Inc.*	13	159
Five Prime Therapeutics, Inc.*	10	158
LSC Communications, Inc.	10	157
Accelerate Diagnostics, Inc.*	7	156
Adamas Pharmaceuticals, Inc.*	6	155
BioCryst Pharmaceuticals, Inc.*	27	155
Tootsie Roll Industries, Inc.	5	154
Novavax, Inc.*	114	153
Amphastar Pharmaceuticals, Inc.*	10	153
Geron Corp.*	44	151
Natera, Inc.*	8	151
John B Sanfilippo & Son, Inc.	2	149
Kura Oncology, Inc.*	8	146
Emerald Expositions Events, Inc.	7	144
Lexicon Pharmaceuticals, Inc.*	12	144
Abeona Therapeutics, Inc.*	9	144
ArQule, Inc.*	26	144
Ennis, Inc.	7	142
Primo Water Corp.*	8	140
Optinose, Inc.*	5	140
Reata Pharmaceuticals, Inc. — Class A*	4	140
Aclaris Therapeutics, Inc.*	7	140
Akebia Therapeutics, Inc.*	14	140
Invitae Corp.*	19	140
Voyager Therapeutics, Inc.*	7	137
Sientra, Inc.*	7	137
Resources Connection, Inc.	8	135
Coca-Cola Bottling Company Consolidated	1	135
LeMaitre Vascular, Inc.	4	134
ANI Pharmaceuticals, Inc.*	2	134
Aduro Biotech, Inc.*	19	133
Central Garden & Pet Co.*	3	130
Rigel Pharmaceuticals, Inc.*	46	130
Endologix, Inc.*	23	130
Everi Holdings, Inc.*	18	130
Stemline Therapeutics, Inc.*	8	128
Anika Therapeutics, Inc.*	4	128
Pacific Biosciences of California, Inc.*	36	128
Ingles Markets, Inc. — Class A	4	127
Textainer Group Holdings Ltd.*	8	127
Forrester Research, Inc.	3	126
Care.com, Inc.*	6	125
Rhythm Pharmaceuticals, Inc.*	4	125
CASI Pharmaceuticals, Inc.*	15	123
Viking Therapeutics, Inc.*	13	123
Lannett Company, Inc.*,1	9	122
Synergy Pharmaceuticals, Inc.*	69	120
Dova Pharmaceuticals, Inc.*	4	120
Eloxx Pharmaceuticals, Inc.*,1	7	120
Deciphera Pharmaceuticals, Inc.*	3	118
Innovate Biopharmaceuticals, Inc.*,1	5	118
Rocket Pharmaceuticals, Inc.*	6	118
CAI International, Inc.*	5	116
RR Donnelley & Sons Co.	20	115
Addus HomeCare Corp.*	2	115
Achillion Pharmaceuticals, Inc.*	40	113
Cross Country Healthcare, Inc.*	10	113
Hackett Group, Inc.	7	112
National Research Corp. — Class A	3	112
CareDx, Inc.*	9	110
Utah Medical Products, Inc.	1	110
Verastem, Inc.*	16	110
ZIOPHARM Oncology, Inc.*	36	109
Cytokinetics, Inc.*	13	108
Inspire Medical Systems, Inc.*	3	107
Solid Biosciences, Inc.*	3	107
Depomed, Inc.*	16	107
Vericel Corp.*	11	107
Albireo Pharma, Inc.*	3	107
ViewRay, Inc.*	15	104
Antares Pharma, Inc.*	40	103
PDL BioPharma, Inc.*	44	103
BioScrip, Inc.*	35	102
Paratek Pharmaceuticals, Inc.*	10	102
CRA International, Inc.	2	102
Dermira, Inc.*	11	101
Concert Pharmaceuticals, Inc.*	6	101
Carriage Services, Inc. — Class A	4	98
Keryx Biopharmaceuticals, Inc.*,1	26	98
Turning Point Brands, Inc.	3	96
MediciNova, Inc.*	12	95
Akcea Therapeutics, Inc.*,1	4	95
Accuray, Inc.*	23	94
Vectrus, Inc.*	3	92
SEACOR Marine Holdings, Inc.*	4	92
ChemoCentryx, Inc.*	7	92
Farmer Brothers Co.*	3	92
e.l.f. Beauty, Inc.*	6	91
CytoSorbents Corp.*	8	91
Savara, Inc.*	8	91
Catalyst Pharmaceuticals, Inc.*	29	90
Oxford Immunotec Global plc*	7	90
Inovio Pharmaceuticals, Inc.*	23	90
BioSpecifics Technologies Corp.*,1	2	90
GenMark Diagnostics, Inc.*	14	89
SIGA Technologies, Inc.*	15	89
Bellicum Pharmaceuticals, Inc.*	12	89
Village Super Market, Inc. — Class A	3	88
Community Health Systems, Inc.*,1	26	86
22nd Century Group, Inc.*,1	35	86
Clearside Biomedical, Inc.*	8	86

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Adverum Biotechnologies, Inc.*	16	$85
Great Lakes Dredge & Dock Corp.*	16	84
ServiceSource International, Inc.*	21	83
Craft Brew Alliance, Inc.*	4	83
Senseonics Holdings, Inc.*	20	82
Nuvectra Corp.*	4	82
NanoString Technologies, Inc.*	6	82
Civitas Solutions, Inc.*	5	82
Arbutus Biopharma Corp.*	11	80
Kadmon Holdings, Inc.*	20	80
MannKind Corp.*	42	80
CTI BioPharma Corp.*	16	80
Cadiz, Inc.*	6	79
Cellular Biomedicine Group, Inc.*	4	78
Achaogen, Inc.*	9	78
Denali Therapeutics, Inc.*	5	76
Pieris Pharmaceuticals, Inc.*	15	76
Sienna Biopharmaceuticals, Inc.*	5	76
Capital Senior Living Corp.*	7	75
Kindred Biosciences, Inc.*	7	74
Surgery Partners, Inc.*	5	74
Limoneira Co.	3	74
Franklin Covey Co.*	3	74
RTI Surgical, Inc.*	16	74
Zafgen, Inc.*	7	72
Syros Pharmaceuticals, Inc.*	7	71
Cue Biopharma, Inc.*	6	71
Marinus Pharmaceuticals, Inc.*	10	71
Corbus Pharmaceuticals Holdings, Inc.*,1	14	71
AVEO Pharmaceuticals, Inc.*	30	68
Durect Corp.*	43	67
Selecta Biosciences, Inc.*	5	66
Minerva Neurosciences, Inc.*	8	66
Reis, Inc.	3	65
Veracyte, Inc.*	7	65
Rockwell Medical, Inc.*	13	64
American Renal Associates Holdings, Inc.*	4	63
Enzo Biochem, Inc.*	12	62
Willdan Group, Inc.*	2	62
T2 Biosystems, Inc.*	8	62
Vital Therapies, Inc.*	9	62
Homology Medicines, Inc.*	3	61
Athersys, Inc.*	31	61
Ocular Therapeutix, Inc.*	9	61
MoneyGram International, Inc.*	9	60
Harvard Bioscience, Inc.*	11	59
Avid Bioservices, Inc.*	15	59
PRGX Global, Inc.*	6	58
Acacia Research Corp.*	14	58
Chimerix, Inc.*	12	57
Palatin Technologies, Inc.*	58	56
Corium International, Inc.*	7	56
Tocagen, Inc.*	6	56
Evolus, Inc.*	2	56
Idera Pharmaceuticals, Inc.*	42	55
Kala Pharmaceuticals, Inc.*	4	55
Seneca Foods Corp. — Class A*	2	54
Mersana Therapeutics, Inc.*	3	54
OrthoPediatrics Corp.*	2	53
FONAR Corp.*	2	53
Aeglea BioTherapeutics, Inc.*	5	53
Ampio Pharmaceuticals, Inc.*,1	24	53
Revlon, Inc. — Class A*	3	53
Seres Therapeutics, Inc.*	6	52
BioTime, Inc.*	25	52
Aratana Therapeutics, Inc.*	12	51
Insys Therapeutics, Inc.*,1	7	51
SeaSpine Holdings Corp.*	4	50
Natural Health Trends Corp.	2	50
Neos Therapeutics, Inc.*	8	50
Tetraphase Pharmaceuticals, Inc.*	14	50
Agenus, Inc.*	22	50
Celcuity, Inc.*	2	50
Synlogic, Inc.*	5	49
PFSweb, Inc.*	5	49
Helius Medical Technologies, Inc.*	5	48
Alliance One International, Inc.*	3	47
Spring Bank Pharmaceuticals, Inc.*	4	47
PolarityTE, Inc.*	2	47
BG Staffing, Inc.	2	47
Cohbar, Inc.*	7	46
Pulse Biosciences, Inc.*	3	45
Calithera Biosciences, Inc.*	9	45
Miragen Therapeutics, Inc.*	7	45
Cambium Learning Group, Inc.*	4	45
Odonate Therapeutics, Inc.*	2	44
Corvus Pharmaceuticals, Inc.*	4	44
XOMA Corp.*	2	42
Fennec Pharmaceuticals, Inc.*	4	42
ChromaDex Corp.*	11	41
Organovo Holdings, Inc.*	29	41
Quorum Health Corp.*	8	40
Ra Pharmaceuticals, Inc.*	4	40
Allena Pharmaceuticals, Inc.*	3	39
Ovid therapeutics, Inc.*	5	39
Melinta Therapeutics, Inc.*	6	38
NewLink Genetics Corp.*	8	38
Teligent, Inc.*	11	38
Tyme Technologies, Inc.*	12	38
Pfenex, Inc.*	7	38
AAC Holdings, Inc.*	4	37
Calyxt, Inc.*	2	37
Information Services Group, Inc.*	9	37
Immune Design Corp.*	8	36
Catalyst Biosciences, Inc.*	3	35
Mustang Bio, Inc.*	5	34
Genesis Healthcare, Inc.*	15	34
Smart & Final Stores, Inc.*	6	33
Ardelyx, Inc.*	9	33
Surface Oncology, Inc.*	2	33
Celsius Holdings, Inc.*	7	32
Aldeyra Therapeutics, Inc.*	4	32

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Alico, Inc.	1	$32
ADMA Biologics, Inc.*	7	32
Marrone Bio Innovations, Inc.*	17	31
Jounce Therapeutics, Inc.*	4	31
Nymox Pharmaceutical Corp.*	9	30
UNITY Biotechnology, Inc.*	2	30
Spero Therapeutics, Inc.*	2	29
Quanterix Corp.*	2	29
Syndax Pharmaceuticals, Inc.*	4	28
NantKwest, Inc.*	9	28
Zomedica Pharmaceuticals Corp.*	12	27
Fortress Biotech, Inc.*	9	27
Natural Grocers by Vitamin Cottage, Inc.*	2	25
Recro Pharma, Inc.*	5	25
Arcus Biosciences, Inc.*	2	24
Evelo Biosciences, Inc.*	2	24
Nature’s Sunshine Products, Inc.*	2	19
TransEnterix, Inc.*,1	3	13
Total Consumer, Non-cyclical		140,499

Industrial - 1.9%
EMCOR Group, Inc.	17	1,295
Cree, Inc.*	30	1,247
Woodward, Inc.	16	1,230
Louisiana-Pacific Corp.	44	1,198
Trex Company, Inc.*	18	1,127
KLX, Inc.*	15	1,078
Proto Labs, Inc.*	9	1,071
MasTec, Inc.*	20	1,015
Axon Enterprise, Inc.*	16	1,011
Generac Holdings, Inc.*	19	983
MSA Safety, Inc.	10	963
Vishay Intertechnology, Inc.	40	928
Trinseo S.A.	13	922
Tech Data Corp.*	11	903
RBC Bearings, Inc.*	7	902
Rexnord Corp.*	31	901
KapStone Paper and Packaging Corp.	26	897
Hillenbrand, Inc.	19	896
EnerSys	12	896
Barnes Group, Inc.	15	883
Tetra Tech, Inc.	15	878
Summit Materials, Inc. — Class A*	33	866
TopBuild Corp.*	11	862
Kennametal, Inc.	24	862
Golar LNG Ltd.	29	854
Dycom Industries, Inc.*	9	851
GATX Corp.	11	816
John Bean Technologies Corp.	9	800
II-VI, Inc.*	18	782
SYNNEX Corp.	8	772
Applied Industrial Technologies, Inc.	11	772
Simpson Manufacturing Company, Inc.	12	746
KBR, Inc.	41	735
Belden, Inc.	12	733
Exponent, Inc.	15	724
Granite Construction, Inc.	13	724
Moog, Inc. — Class A	9	702
Advanced Energy Industries, Inc.*	12	697
Novanta, Inc.*	11	685
Universal Forest Products, Inc.	18	659
Saia, Inc.*	8	647
Franklin Electric Company, Inc.	14	631
Watts Water Technologies, Inc. — Class A	8	627
Chart Industries, Inc.*	10	617
JELD-WEN Holding, Inc.*	21	600
Plexus Corp.*	10	595
Esterline Technologies Corp.*	8	590
Aerojet Rocketdyne Holdings, Inc.*	20	590
Sanmina Corp.*	20	586
Masonite International Corp.*	8	575
Builders FirstSource, Inc.*	31	567
Covanta Holding Corp.	34	561
Kaman Corp.[1]	8	558
Rogers Corp.*	5	557
Hub Group, Inc. — Class A*	11	548
Worthington Industries, Inc.	13	546
Advanced Disposal Services, Inc.*	22	545
Albany International Corp. — Class A	9	541
Itron, Inc.*	9	540
Brady Corp. — Class A	14	540
Mueller Water Products, Inc. — Class A	46	539
Boise Cascade Co.	12	536
Harsco Corp.*	24	530
Greenbrier Companies, Inc.	10	527
SPX FLOW, Inc.*	12	525
Cubic Corp.	8	514
Atlas Air Worldwide Holdings, Inc.*	7	502
Mueller Industries, Inc.	17	502
Aerovironment, Inc.*	7	500
Actuant Corp. — Class A	17	499
Werner Enterprises, Inc.	13	488
TTM Technologies, Inc.*	27	476
Forward Air Corp.	8	473
OSI Systems, Inc.*	6	464
ESCO Technologies, Inc.	8	462
Matson, Inc.	12	461
Comfort Systems USA, Inc.	10	458
SPX Corp.*	13	456
Evoqua Water Technologies Corp.*	22	451
US Ecology, Inc.	7	446
EnPro Industries, Inc.	6	420
Federal Signal Corp.	18	419
Astec Industries, Inc.	7	418
AAR Corp.	9	418
Standex International Corp.	4	409
Benchmark Electronics, Inc.	14	408
Fitbit, Inc. — Class A*	62	405
Methode Electronics, Inc.	10	403
Patrick Industries, Inc.*	7	398
Tennant Co.	5	395
Altra Industrial Motion Corp.	9	388
Sun Hydraulics Corp.	8	385

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Apogee Enterprises, Inc.	8	$385
Kadant, Inc.	4	385
Raven Industries, Inc.	10	385
TriMas Corp.*	13	382
Continental Building Products, Inc.*	12	379
Advanced Drainage Systems, Inc.	13	371
Greif, Inc. — Class A	7	370
Fabrinet*	10	369
Knowles Corp.*	24	367
American Woodmark Corp.*	4	366
AAON, Inc.	11	366
KEMET Corp.*	15	362
Air Transport Services Group, Inc.*	16	361
CTS Corp.	10	360
Milacron Holdings Corp.*	19	360
Ship Finance International Ltd.	24	359
Badger Meter, Inc.	8	358
Gibraltar Industries, Inc.*	9	337
Primoris Services Corp.	12	327
FARO Technologies, Inc.*	6	326
ArcBest Corp.	7	320
Casella Waste Systems, Inc. — Class A*	12	307
AZZ, Inc.	7	304
Cactus, Inc. — Class A*	9	304
PGT Innovations, Inc.*	14	292
Lindsay Corp.	3	291
Encore Wire Corp.	6	285
Stoneridge, Inc.*	8	281
Sturm Ruger & Company, Inc.	5	280
Kratos Defense & Security Solutions, Inc.*	24	276
NCI Building Systems, Inc.*	13	273
Alamo Group, Inc.	3	271
Applied Optoelectronics, Inc.*	6	269
US Concrete, Inc.*	5	263
Columbus McKinnon Corp.	6	260
Multi-Color Corp.	4	259
Manitowoc Company, Inc.*	10	259
Marten Transport Ltd.	11	258
Triumph Group, Inc.	13	255
Astronics Corp.*	7	252
Atkore International Group, Inc.*	12	249
Scorpio Tankers, Inc.	88	247
Heartland Express, Inc.	13	241
AVX Corp.	15	235
Chase Corp.	2	235
Echo Global Logistics, Inc.*	8	234
Aegion Corp. — Class A*	9	232
Global Brass & Copper Holdings, Inc.	7	219
Lydall, Inc.*	5	218
Vicor Corp.*	5	218
Mesa Laboratories, Inc.	1	211
GasLog Ltd.	11	210
NV5 Global, Inc.*	3	208
GoPro, Inc. — Class A*,1	32	206
Tidewater, Inc.*	7	202
TimkenSteel Corp.*	12	196
Control4 Corp.*	8	194
Briggs & Stratton Corp.	11	194
Hyster-Yale Materials Handling, Inc.	3	193
DXP Enterprises, Inc.*	5	191
CIRCOR International, Inc.	5	185
Tutor Perini Corp.*	10	184
American Outdoor Brands Corp.*	15	180
DMC Global, Inc.	4	180
Quanex Building Products Corp.	10	180
MYR Group, Inc.*	5	177
Gorman-Rupp Co.	5	175
Myers Industries, Inc.	9	173
Ichor Holdings Ltd.*	8	170
Insteel Industries, Inc.	5	167
Tredegar Corp.	7	165
Argan, Inc.	4	164
International Seaways, Inc.*	7	162
Electro Scientific Industries, Inc.*	10	158
Teekay Corp.	20	155
NN, Inc.	8	151
Allied Motion Technologies, Inc.	3	144
Griffon Corp.	8	142
ZAGG, Inc.*	8	138
SunPower Corp. — Class A*,1	17	130
Daseke, Inc.*	13	129
Kimball Electronics, Inc.*	7	128
CryoPort, Inc.*,1	8	126
Covenant Transportation Group, Inc. — Class A*	4	126
National Presto Industries, Inc.	1	124
Frontline Ltd.*	21	123
NVE Corp.	1	122
Scorpio Bulkers, Inc.	17	121
DHT Holdings, Inc.	25	117
Park Electrochemical Corp.	5	116
Greif, Inc. — Class B	2	115
Vishay Precision Group, Inc.*	3	114
Nordic American Tankers Ltd.	42	113
Costamare, Inc.	14	112
Haynes International, Inc.	3	110
Ducommun, Inc.*	3	99
nLight, Inc.*	3	99
VSE Corp.	2	96
Mistras Group, Inc.*	5	94
Sterling Construction Company, Inc.*	7	91
Caesarstone Ltd.	6	91
YRC Worldwide, Inc.*	9	90
Hurco Companies, Inc.	2	89
Energous Corp.*	6	89
Hill International, Inc.*	15	88
Armstrong Flooring, Inc.*	6	84
Ardmore Shipping Corp.*	10	82
Energy Recovery, Inc.*	10	81
IntriCon Corp.*	2	81
Heritage-Crystal Clean, Inc.*	4	81
Omega Flex, Inc.	1	79

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

American Railcar Industries, Inc.	2	$79
Graham Corp.	3	77
ShotSpotter, Inc.*	2	76
Park-Ohio Holdings Corp.	2	75
Eagle Bulk Shipping, Inc.*	13	71
USA Truck, Inc.*	3	70
GP Strategies Corp.*	4	70
Powell Industries, Inc.	2	70
LB Foster Co. — Class A*	3	69
Advanced Emissions Solutions, Inc.	6	68
FreightCar America, Inc.	4	67
Orion Group Holdings, Inc.*	8	66
Bel Fuse, Inc. — Class B	3	63
AquaVenture Holdings Ltd.*	4	62
Overseas Shipholding Group, Inc. — Class A*	16	62
Teekay Tankers Ltd. — Class A	53	62
UFP Technologies, Inc.*	2	62
Olympic Steel, Inc.	3	61
Dorian LPG Ltd.*	8	61
Northwest Pipe Co.*	3	58
Sparton Corp.*	3	57
Eastern Co.	2	56
Universal Logistics Holdings, Inc.	2	52
Manitex International, Inc.*	4	50
Twin Disc, Inc.*	2	50
CECO Environmental Corp.	8	49
Lawson Products, Inc.*	2	49
Forterra, Inc.*	5	49
Pure Cycle Corp.*	5	48
Fluidigm Corp.*	8	48
Safe Bulkers, Inc.*	14	48
PAM Transportation Services, Inc.*	1	47
Infrastructure and Energy Alternatives, Inc.*	5	47
Napco Security Technologies, Inc.*	3	44
Radiant Logistics, Inc.*	11	43
General Finance Corp.*	3	41
Turtle Beach Corp.*	2	41
Synalloy Corp.	2	40
Iteris, Inc.*	7	34
IES Holdings, Inc.*	2	33
Gencor Industries, Inc.*	2	32
LSB Industries, Inc.*	6	32
Willis Lease Finance Corp.*	1	32
Genco Shipping & Trading Ltd.*	2	31
Babcock & Wilcox Enterprises, Inc.*	10	24
NL Industries, Inc.*	2	17
Total Industrial		88,202

Consumer, Cyclical - 1.8%
Five Below, Inc.*	17	1,661
Texas Roadhouse, Inc. — Class A	20	1,310
Churchill Downs, Inc.	4	1,186
FirstCash, Inc.	13	1,168
Planet Fitness, Inc. — Class A*	26	1,142
Deckers Outdoor Corp.*	10	1,129
American Eagle Outfitters, Inc.	48	1,116
ILG, Inc.	31	1,024
Ollie’s Bargain Outlet Holdings, Inc.*	14	1,015
SiteOne Landscape Supply, Inc.*	12	1,008
Signet Jewelers Ltd.	18	1,004
Wolverine World Wide, Inc.	28	974
Cracker Barrel Old Country Store, Inc.	6	937
Steven Madden Ltd.	17	903
Beacon Roofing Supply, Inc.*	21	895
Dana, Inc.	44	888
UniFirst Corp.	5	884
Boyd Gaming Corp.	25	866
RH*,1	6	838
Penn National Gaming, Inc.*	24	806
Bed Bath & Beyond, Inc.	40	797
Scientific Games Corp. — Class A*	16	786
Cooper-Standard Holdings, Inc.*	6	784
Eldorado Resorts, Inc.*	20	782
SkyWest, Inc.	15	779
Jack in the Box, Inc.	9	766
Spirit Airlines, Inc.*	21	763
TRI Pointe Group, Inc.*	46	752
Cheesecake Factory, Inc.	13	716
Taylor Morrison Home Corp. — Class A*	33	686
KB Home	25	681
Marriott Vacations Worldwide Corp.	6	678
Red Rock Resorts, Inc. — Class A	20	670
Lithia Motors, Inc. — Class A	7	662
Tupperware Brands Corp.	16	660
Tenneco, Inc.	15	659
Mobile Mini, Inc.	14	656
LCI Industries	7	631
Brinker International, Inc.	13	619
Dorman Products, Inc.*	9	615
Herman Miller, Inc.	18	610
iRobot Corp.*	8	606
G-III Apparel Group Ltd.*	13	577
Sally Beauty Holdings, Inc.*	36	577
Dave & Buster’s Entertainment, Inc.*	12	571
Navistar International Corp.*	14	570
Anixter International, Inc.*	9	570
Allegiant Travel Co. — Class A	4	556
Roku, Inc.*,1	13	554
PriceSmart, Inc.	6	543
Rite Aid Corp.*	313	541
Meritage Homes Corp.*	12	527
DSW, Inc. — Class A	20	516
American Axle & Manufacturing Holdings, Inc.*	33	513
Callaway Golf Co.	27	512
Fox Factory Holding Corp.*	11	512
Pinnacle Entertainment, Inc.*	15	506
Hawaiian Holdings, Inc.	14	503
Bloomin’ Brands, Inc.	25	502
Big Lots, Inc.	12	501
Meritor, Inc.*	24	494

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Children’s Place, Inc.	4	$483
Wingstop, Inc.	9	469
Abercrombie & Fitch Co. — Class A	19	465
Shake Shack, Inc. — Class A*	7	463
Triton International Ltd.	15	460
HNI Corp.	12	447
GameStop Corp. — Class A1	30	437
Gentherm, Inc.*	11	432
MDC Holdings, Inc.	14	431
La-Z-Boy, Inc.	14	428
Office Depot, Inc.	165	421
BMC Stock Holdings, Inc.*	20	417
Cavco Industries, Inc.*	2	415
Oxford Industries, Inc.	5	415
Caleres, Inc.	12	413
Asbury Automotive Group, Inc.*	6	411
World Fuel Services Corp.	20	408
Sonic Corp.	11	379
Group 1 Automotive, Inc.	6	378
H&E Equipment Services, Inc.	10	376
Dine Brands Global, Inc.	5	374
Cannae Holdings, Inc.*	20	371
Cooper Tire & Rubber Co.	14	368
Interface, Inc. — Class A	16	367
National Vision Holdings, Inc.*	10	366
Winnebago Industries, Inc.	9	365
Guess?, Inc.	17	364
BJ’s Restaurants, Inc.	6	360
Tailored Brands, Inc.	14	357
Papa John’s International, Inc.	7	355
IMAX Corp.*	16	354
Liberty TripAdvisor Holdings, Inc. — Class A*	22	354
Crocs, Inc.*	20	352
Fossil Group, Inc.*	13	349
SeaWorld Entertainment, Inc.*	16	349
Rush Enterprises, Inc. — Class A*	8	347
Installed Building Products, Inc.*	6	339
Douglas Dynamics, Inc.	7	336
Steelcase, Inc. — Class A	24	324
Core-Mark Holding Company, Inc.	14	318
At Home Group, Inc.*	8	313
International Speedway Corp. — Class A	7	313
Knoll, Inc.	15	312
Chico’s FAS, Inc.	38	309
Belmond Ltd. — Class A*	27	301
Wabash National Corp.	16	299
Sleep Number Corp.*	10	290
Standard Motor Products, Inc.	6	290
LGI Homes, Inc.*,1	5	289
Denny’s Corp.*	18	287
Dillard’s, Inc. — Class A1	3	284
ScanSource, Inc.*	7	282
Modine Manufacturing Co.*	15	274
GMS, Inc.*	10	271
Acushnet Holdings Corp.	11	269
PetMed Express, Inc.[1]	6	264
Ruth’s Hospitality Group, Inc.	9	252
Century Communities, Inc.*	8	252
Malibu Boats, Inc. — Class A*	6	252
Vista Outdoor, Inc.*	16	248
Movado Group, Inc.	5	242
Camping World Holdings, Inc. — Class A1	9	225
AMC Entertainment Holdings, Inc. — Class A1	14	223
J.C. Penney Company, Inc.*,1	93	218
Buckle, Inc.[1]	8	215
M/I Homes, Inc.*	8	212
Hudson Ltd. — Class A*	12	210
William Lyon Homes — Class A*	9	209
Ascena Retail Group, Inc.*	51	203
Express, Inc.*	22	201
Fiesta Restaurant Group, Inc.*	7	201
Genesco, Inc.*	5	199
Lumber Liquidators Holdings, Inc.*	8	195
National CineMedia, Inc.	23	193
Freshpet, Inc.*	7	192
Red Robin Gourmet Burgers, Inc.*	4	186
Wesco Aircraft Holdings, Inc.*	16	180
Monarch Casino & Resort, Inc.*	4	176
Cato Corp. — Class A	7	172
Ethan Allen Interiors, Inc.	7	172
EZCORP, Inc. — Class A*	14	169
Regis Corp.*	10	165
Conn’s, Inc.*	5	165
Willscot Corp.*	11	163
Marcus Corp.	5	163
Kimball International, Inc. — Class B	10	162
Titan International, Inc.	15	161
Tower International, Inc.	5	159
Unifi, Inc.*	5	158
Chuy’s Holdings, Inc.*	5	153
REV Group, Inc.	9	153
Party City Holdco, Inc.*	10	153
Carrols Restaurant Group, Inc.*	10	148
Winmark Corp.	1	148
MCBC Holdings, Inc.*	5	145
Sonic Automotive, Inc. — Class A	7	144
Nautilus, Inc.*	9	141
Hooker Furniture Corp.	3	141
Hibbett Sports, Inc.*	6	137
Spartan Motors, Inc.	9	136
Golden Entertainment, Inc.*	5	135
Beazer Homes USA, Inc.*	9	133
Universal Electronics, Inc.*	4	132
Essendant, Inc.	10	132
Drive Shack, Inc.*	17	131
Del Taco Restaurants, Inc.*	9	128
Superior Industries International, Inc.	7	125
Zumiez, Inc.*	5	125
Boot Barn Holdings, Inc.*	6	124
America’s Car-Mart, Inc.*	2	124

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Veritiv Corp.*	3	$119
Eros International plc*	9	117
MarineMax, Inc.*	6	114
BlueLinx Holdings, Inc.*	3	113
Citi Trends, Inc.	4	110
Perry Ellis International, Inc.*	4	109
Haverty Furniture Companies, Inc.	5	108
Barnes & Noble, Inc.	17	108
Systemax, Inc.	3	103
PC Connection, Inc.	3	100
Shoe Carnival, Inc.	3	97
RCI Hospitality Holdings, Inc.	3	95
Nathan’s Famous, Inc.	1	94
Motorcar Parts of America, Inc.*	5	94
Blue Bird Corp.*	4	89
AV Homes, Inc.*	4	86
Daktronics, Inc.	10	85
Tile Shop Holdings, Inc.	11	85
Johnson Outdoors, Inc. — Class A	1	85
Vera Bradley, Inc.*	6	84
Francesca’s Holdings Corp.*	11	83
Bassett Furniture Industries, Inc.	3	83
Nexeo Solutions, Inc.*	9	82
PICO Holdings, Inc.*	7	81
GNC Holdings, Inc. — Class A*	23	81
PetIQ, Inc.*	3	81
El Pollo Loco Holdings, Inc.*	7	80
Flexsteel Industries, Inc.	2	80
Reading International, Inc. — Class A*	5	80
Lindblad Expeditions Holdings, Inc.*	6	80
Century Casinos, Inc.*	9	79
Titan Machinery, Inc.*	5	78
Potbelly Corp.*	6	78
Miller Industries, Inc.	3	77
Del Frisco’s Restaurant Group, Inc.*	6	76
Culp, Inc.	3	74
Weyco Group, Inc.	2	73
Bojangles’, Inc.*	5	72
Bluegreen Vacations Corp.	3	71
Skyline Champion Corp.	2	70
Speedway Motorsports, Inc.	4	69
Green Brick Partners, Inc.*	7	69
Barnes & Noble Education, Inc.*	11	62
Foundation Building Materials, Inc.*	4	62
Gaia, Inc.*	3	61
Tilly’s, Inc. — Class A	4	61
Habit Restaurants, Inc. — Class A*	6	60
Rocky Brands, Inc.	2	60
Commercial Vehicle Group, Inc.*	8	59
Hovnanian Enterprises, Inc. — Class A*	36	59
Town Sports International Holdings, Inc.*	4	58
Hamilton Beach Brands Holding Co. — Class A	2	58
Marine Products Corp.	3	53
Pier 1 Imports, Inc.	22	52
Sportsman’s Warehouse Holdings, Inc.*	10	51
Lifetime Brands, Inc.	4	51
Clarus Corp.*	6	50
Noodles & Co.*,1	4	49
Zoe’s Kitchen, Inc.*	5	49
Duluth Holdings, Inc. — Class B*	2	48
J. Jill, Inc.*	5	47
Red Lion Hotels Corp.*	4	47
Kirkland’s, Inc.*	4	47
New York & Company, Inc.*	9	46
Big 5 Sporting Goods Corp.	6	46
J Alexander’s Holdings, Inc.*	4	45
Rush Enterprises, Inc. — Class B*	1	44
Escalade, Inc.	3	42
Container Store Group, Inc.*	5	42
Superior Group of Companies, Inc.	2	41
EnviroStar, Inc.	1	40
New Home Company, Inc.*	4	40
Funko, Inc. — Class A*	3	38
Castle Brands, Inc.*	25	30
Empire Resorts, Inc.*	1	20
Sears Holdings Corp.*	6	14
Total Consumer, Cyclical		81,226

Technology - 1.3%
Blackbaud, Inc.	14	1,434
Entegris, Inc.	42	1,424
Medidata Solutions, Inc.*	17	1,369
New Relic, Inc.*	13	1,308
Silicon Laboratories, Inc.*	13	1,295
HubSpot, Inc.*,1	10	1,254
j2 Global, Inc.	14	1,213
MAXIMUS, Inc.	19	1,180
CACI International, Inc. — Class A*	7	1,180
Integrated Device Technology, Inc.*	37	1,180
Lumentum Holdings, Inc.*	18	1,042
Science Applications International Corp.	12	971
Box, Inc. — Class A*	38	950
Semtech Corp.*	20	941
Coupa Software, Inc.*	15	934
Perspecta, Inc.	43	884
ACI Worldwide, Inc.*	35	863
Cabot Microelectronics Corp.	8	860
Qualys, Inc.*	10	843
Verint Systems, Inc.*	19	843
CommVault Systems, Inc.*	12	790
Cornerstone OnDemand, Inc.*	16	759
NetScout Systems, Inc.*	25	742
VeriFone Systems, Inc.*	32	730
Envestnet, Inc.*	13	714
Cirrus Logic, Inc.*	18	690
Acxiom Corp.*	22	659
Power Integrations, Inc.	9	657
Allscripts Healthcare Solutions, Inc.*	53	636
ExlService Holdings, Inc.*	11	623
Avaya Holdings Corp.*	31	622
Brooks Automation, Inc.	19	620
Convergys Corp.	25	611

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Bottomline Technologies de, Inc.*	12	$598
Varonis Systems, Inc.*	8	596
Five9, Inc.*	17	588
Omnicell, Inc.*	11	577
Mercury Systems, Inc.*	15	571
Synaptics, Inc.*	11	554
Insight Enterprises, Inc.*	11	538
Ebix, Inc.	7	534
Progress Software Corp.	13	505
MINDBODY, Inc. — Class A*	13	502
Cotiviti Holdings, Inc.*	11	485
Pitney Bowes, Inc.	55	471
TiVo Corp.	35	471
Electronics for Imaging, Inc.*	14	456
3D Systems Corp.*	33	456
SPS Commerce, Inc.*	6	441
ManTech International Corp. — Class A	8	429
Cloudera, Inc.*	31	423
Evolent Health, Inc. — Class A*	20	421
Diodes, Inc.*	12	414
CSG Systems International, Inc.	10	409
Rambus, Inc.*	32	401
Inphi Corp.*	12	391
Blackline, Inc.*	9	391
Virtusa Corp.*	8	389
MicroStrategy, Inc. — Class A*	3	383
Instructure, Inc.*	9	383
Hortonworks, Inc.*	21	383
LivePerson, Inc.*	18	380
Everbridge, Inc.*	8	379
Apptio, Inc. — Class A*	10	362
Ambarella, Inc.*	9	347
Syntel, Inc.*	10	321
Tabula Rasa HealthCare, Inc.*	5	319
Sykes Enterprises, Inc.*	11	317
Quality Systems, Inc.*	16	312
ForeScout Technologies, Inc.*	9	308
Alteryx, Inc. — Class A*	8	305
MACOM Technology Solutions Holdings, Inc.*	13	299
Rudolph Technologies, Inc.*	10	296
PROS Holdings, Inc.*	8	293
MaxLinear, Inc. — Class A*	18	281
FormFactor, Inc.*	21	279
Carbonite, Inc.*	8	279
Altair Engineering, Inc. — Class A*	8	273
Cray, Inc.*	11	271
SailPoint Technologies Holding, Inc.*	11	270
Vocera Communications, Inc.*	9	269
Stratasys Ltd.*	14	268
MTS Systems Corp.[1]	5	263
Diebold Nixdorf, Inc.[1]	22	263
Super Micro Computer, Inc.*	11	260
Amkor Technology, Inc.*	30	258
Appfolio, Inc. — Class A*	4	245
Xperi Corp.	14	225
Monotype Imaging Holdings, Inc.	11	223
Lattice Semiconductor Corp.*	34	223
Nanometrics, Inc.*	6	212
CEVA, Inc.*	7	211
Xcerra Corp.*	15	210
Benefitfocus, Inc.*	6	202
Axcelis Technologies, Inc.*	10	198
OneSpan, Inc.*	10	197
Cohu, Inc.	8	196
USA Technologies, Inc.*	14	196
Workiva, Inc.*	8	195
Glu Mobile, Inc.*	30	192
Inovalon Holdings, Inc. — Class A*	19	189
Veeco Instruments, Inc.*	13	185
Ultra Clean Holdings, Inc.*	11	183
Unisys Corp.*	14	181
Cision Ltd.*	12	179
Upland Software, Inc.*	5	172
Photronics, Inc.*	20	159
Donnelley Financial Solutions, Inc.*	9	156
Engility Holdings, Inc.*	5	153
QAD, Inc. — Class A	3	150
Model N, Inc.*	8	149
Immersion Corp.*	9	139
TTEC Holdings, Inc.	4	138
PlayAGS, Inc.*	5	135
Presidio, Inc.*	9	118
American Software, Inc. — Class A	8	117
KeyW Holding Corp.*	13	114
InnerWorkings, Inc.*	13	113
Impinj, Inc.*	5	111
Ribbon Communications, Inc.*	15	107
Computer Programs & Systems, Inc.	3	99
Brightcove, Inc.*	10	96
PDF Solutions, Inc.*	8	96
SMART Global Holdings, Inc.*	3	96
Digi International, Inc.*	7	92
Castlight Health, Inc. — Class B*	21	89
MobileIron, Inc.*	20	89
Mitek Systems, Inc.*	10	89
Digimarc Corp.*	3	80
Rosetta Stone, Inc.*	5	80
SendGrid, Inc.*	3	80
Carbon Black, Inc.*	3	78
AXT, Inc.*	11	78
ConvergeOne Holdings, Inc.	8	75
pdvWireless, Inc.*	3	75
Alpha & Omega Semiconductor Ltd.*	5	71
PAR Technology Corp.*	4	71
Aquantia Corp.*	6	69
Simulations Plus, Inc.	3	67
Exela Technologies, Inc.*	14	66
Agilysys, Inc.*	4	62
Sigma Designs, Inc.*	10	61
Amber Road, Inc.*	6	56
Vuzix Corp.*,1	7	52

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Maxwell Technologies, Inc.*	10	$52
Veritone, Inc.*	3	50
Telenav, Inc.*	9	50
Kopin Corp.*	17	49
Asure Software, Inc.*	3	48
Adesto Technologies Corp.*	5	42
Avid Technology, Inc.*	8	42
Remark Holdings, Inc.*	9	35
Park City Group, Inc.*	4	32
SecureWorks Corp. — Class A*	2	25
ACM Research, Inc. — Class A*	2	22
NantHealth, Inc.*	6	20
Fluent, Inc.*	8	20
Eastman Kodak Co.*	5	19
Majesco*	2	12
Total Technology		59,711

Communications - 0.9%
Stamps.com, Inc.*	6	1,518
Etsy, Inc.*	35	1,477
Ciena Corp.*	43	1,140
ViaSat, Inc.*,1	16	1,052
Nexstar Media Group, Inc. — Class A	14	1,028
New York Times Co. — Class A	39	1,010
Yelp, Inc. — Class A*	24	940
Trade Desk, Inc. — Class A*	10	938
Maxar Technologies Ltd.	18	909
Shutterfly, Inc.*	10	900
InterDigital, Inc.	11	890
Chegg, Inc.*	32	889
World Wrestling Entertainment, Inc. — Class A	12	874
Vonage Holdings Corp.*	66	851
Plantronics, Inc.	10	763
Liberty Expedia Holdings, Inc. — Class A*	17	747
TEGNA, Inc.	65	705
Viavi Solutions, Inc.*	68	696
Cogent Communications Holdings, Inc.	13	694
Q2 Holdings, Inc.*	12	685
Sinclair Broadcast Group, Inc. — Class A	21	675
Liberty Latin America Ltd. — Class C*	34	659
Finisar Corp.*	34	612
Meredith Corp.	12	612
Pandora Media, Inc.*,1	77	607
Cars.com, Inc.*	21	596
Groupon, Inc. — Class A*	131	563
NETGEAR, Inc.*	9	562
8x8, Inc.*	27	541
Imperva, Inc.*	11	531
Blucora, Inc.*	14	518
GTT Communications, Inc.*	11	495
Cargurus, Inc.*	14	486
Iridium Communications, Inc.*	29	467
Yext, Inc.*	24	464
Oclaro, Inc.*	50	447
Infinera Corp.*	43	427
Shenandoah Telecommunications Co.	13	425
MSG Networks, Inc. — Class A*	17	407
ePlus, Inc.*	4	376
Gray Television, Inc.*	23	363
Scholastic Corp.[1]	8	355
Gannett Company, Inc.	33	353
Carvana Co.*	8	333
New Media Investment Group, Inc.	17	314
Web.com Group, Inc.*	12	310
NIC, Inc.	19	296
Quotient Technology, Inc.*	22	288
Shutterstock, Inc.*	6	285
Rapid7, Inc.*	10	282
Entercom Communications Corp. — Class A	37	279
Acacia Communications, Inc.*,1	8	278
TrueCar, Inc.*	27	273
Boingo Wireless, Inc.*	12	271
Extreme Networks, Inc.*	34	271
Liberty Media Corporation-Liberty Braves — Class C*	10	259
Liberty Latin America Ltd. — Class A*	13	249
Perficient, Inc.*,1	9	237
Consolidated Communications Holdings, Inc.	19	235
CalAmp Corp.*	10	234
Daily Journal Corp.*	1	230
XO Group, Inc.*	7	224
ORBCOMM, Inc.*	22	222
Houghton Mifflin Harcourt Co.*	29	222
Endurance International Group Holdings, Inc.*	22	219
ADTRAN, Inc.	14	208
Overstock.com, Inc.*,1	6	202
Comtech Telecommunications Corp.	6	191
HealthStream, Inc.	7	191
Cincinnati Bell, Inc.*	12	188
Intelsat S.A.*	11	183
Tucows, Inc. — Class A*	3	182
EW Scripps Co. — Class A	13	174
Quantenna Communications, Inc.*	11	171
TechTarget, Inc.*	6	170
ATN International, Inc.	3	158
Loral Space & Communications, Inc.*	4	150
Zscaler, Inc.*,1	4	143
Limelight Networks, Inc.*	31	139
QuinStreet, Inc.*	10	127
Frontier Communications Corp.	22	118
NII Holdings, Inc.*	27	105
Central European Media Enterprises Ltd. — Class A*	24	100
ChannelAdvisor Corp.*	7	98
Harmonic, Inc.*	23	98
Entravision Communications Corp. — Class A	19	95
Calix, Inc.*	12	94
eGain Corp.*	6	91

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Preformed Line Products Co.	1	$89
1-800-Flowers.com, Inc. — Class A*	7	88
A10 Networks, Inc.*	14	87
WideOpenWest, Inc.*	9	87
tronc, Inc.*	5	86
Meet Group, Inc.*	19	85
Lands’ End, Inc.*	3	84
Gogo, Inc.*	16	78
Liberty Media Corporation-Liberty Braves — Class A*	3	77
Zix Corp.*	14	76
Spok Holdings, Inc.	5	75
MDC Partners, Inc. — Class A*	16	74
Ooma, Inc.*	5	71
HC2 Holdings, Inc.*	12	70
Hemisphere Media Group, Inc.*	5	66
Casa Systems, Inc.*	4	65
Internap Corp.*	6	63
NeoPhotonics Corp.*	10	62
Windstream Holdings, Inc.*	11	58
Hawaiian Telcom Holdco, Inc.*	2	58
Leaf Group Ltd.*	5	54
KVH Industries, Inc.*	4	54
Telaria, Inc.*	13	52
VirnetX Holding Corp.*	15	51
Liquidity Services, Inc.*	7	46
Cardlytics, Inc.*	2	44
Clear Channel Outdoor Holdings, Inc. — Class A	10	43
RigNet, Inc.*	4	41
Saga Communications, Inc. — Class A	1	39
Aerohive Networks, Inc.*	9	36
Clearfield, Inc.*	3	33
Beasley Broadcast Group, Inc. — Class A	1	11
Total Communications		41,437

Energy - 0.7%
Delek US Holdings, Inc.	25	1,254
PDC Energy, Inc.*	20	1,209
Peabody Energy Corp.	25	1,137
Oasis Petroleum, Inc.*	81	1,051
McDermott International, Inc.*	53	1,041
Southwestern Energy Co.*	177	938
Matador Resources Co.*	29	871
SRC Energy, Inc.*	72	793
Oceaneering International, Inc.	30	764
Callon Petroleum Co.*	65	698
Murphy USA, Inc.*	9	669
Gulfport Energy Corp.*	53	666
Carrizo Oil & Gas, Inc.*	23	641
California Resources Corp.*	14	636
Denbury Resources, Inc.*	131	630
Rowan Companies plc — Class A*	38	616
SemGroup Corp. — Class A	23	584
Dril-Quip, Inc.*	11	565
Oil States International, Inc.*	17	546
MRC Global, Inc.*	25	542
Ocean Rig UDW, Inc. — Class A*	16	472
Arch Coal, Inc. — Class A	6	470
Noble Corporation plc*	73	462
Archrock, Inc.	38	456
Laredo Petroleum, Inc.*	47	452
C&J Energy Services, Inc.*	19	448
Superior Energy Services, Inc.*	45	438
Pattern Energy Group, Inc. — Class A	23	431
NOW, Inc.*	31	413
Unit Corp.*	16	409
Diamond Offshore Drilling, Inc.*,1	18	375
Sunrun, Inc.*	28	368
Helix Energy Solutions Group, Inc.*	42	350
ProPetro Holding Corp.*	22	345
SEACOR Holdings, Inc.*	6	344
Penn Virginia Corp.*	4	340
CONSOL Energy, Inc.*	8	307
Warrior Met Coal, Inc.	11	303
Forum Energy Technologies, Inc.*	23	284
SunCoke Energy, Inc.*	20	268
Newpark Resources, Inc.*	24	260
Jagged Peak Energy, Inc.*,1	20	260
TerraForm Power, Inc. — Class A	21	246
Keane Group, Inc.*	17	232
Bonanza Creek Energy, Inc.*	6	227
Exterran Corp.*	9	225
Green Plains, Inc.[1]	12	220
Resolute Energy Corp.*,1	7	218
Ring Energy, Inc.*	17	215
Thermon Group Holdings, Inc.*	9	206
WildHorse Resource Development Corp.*	8	203
Tellurian, Inc.*	24	200
Alta Mesa Resources, Inc.*	29	198
Renewable Energy Group, Inc.*	11	196
HighPoint Resources Corp.*	32	195
Talos Energy, Inc.*	6	193
Select Energy Services, Inc. — Class A*	13	189
W&T Offshore, Inc.*	26	186
SandRidge Energy, Inc.*	10	177
Halcon Resources Corp.*	40	176
Enphase Energy, Inc.*	26	175
Par Pacific Holdings, Inc.*	10	174
Frank’s International N.V.	22	172
REX American Resources Corp.*	2	162
TETRA Technologies, Inc.*	34	151
CVR Energy, Inc.[1]	4	148
Clean Energy Fuels Corp.*	38	140
Plug Power, Inc.*	64	129
Matrix Service Co.*	7	128
Abraxas Petroleum Corp.*	44	127
Bristow Group, Inc.*	9	127
Pioneer Energy Services Corp.*	21	123
TPI Composites, Inc.*	4	117
Ultra Petroleum Corp.*	48	111
Northern Oil and Gas, Inc.*	32	101

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Solaris Oilfield Infrastructure, Inc. — Class A*	7	$100
FutureFuel Corp.	7	98
Sanchez Energy Corp.*	21	95
Trecora Resources*	6	89
FTS International, Inc.*	6	85
Energy XXI Gulf Coast, Inc.*	9	80
Era Group, Inc.*	6	78
Panhandle Oil and Gas, Inc. — Class A	4	76
Liberty Oilfield Services, Inc. — Class A*	4	75
Cloud Peak Energy, Inc.*	21	73
ION Geophysical Corp.*	3	73
Lilis Energy, Inc.*	14	73
Natural Gas Services Group, Inc.*	3	71
Evolution Petroleum Corp.	7	69
Mammoth Energy Services, Inc.*	2	68
Nine Energy Service, Inc.*	2	66
Zion Oil & Gas, Inc.*	16	65
SilverBow Resources, Inc.*	2	58
Basic Energy Services, Inc.*	5	56
CARBO Ceramics, Inc.*	6	55
Midstates Petroleum Company, Inc.*	4	54
Earthstone Energy, Inc. — Class A*	6	53
Key Energy Services, Inc.*	3	49
Flotek Industries, Inc.*	15	48
Dawson Geophysical Co.*	6	47
Amyris, Inc.*	7	45
NCS Multistage Holdings, Inc.*	3	44
Adams Resources & Energy, Inc.	1	43
Independence Contract Drilling, Inc.*	10	41
Vivint Solar, Inc.*	8	40
Eclipse Resources Corp.*	24	38
Hallador Energy Co.	5	36
NACCO Industries, Inc. — Class A	1	34
Gulfmark Offshore, Inc.*	1	34
EP Energy Corp. — Class A*	11	33
FuelCell Energy, Inc.*	24	32
PHI, Inc.*	3	31
Approach Resources, Inc.*	12	29
Goodrich Petroleum Corp.*	2	25
Profire Energy, Inc.*	7	24
Ramaco Resources, Inc.*	2	14
Rosehill Resources, Inc.*	1	8
Total Energy		32,198

Basic Materials - 0.5%
PolyOne Corp.	23	994
Ingevity Corp.*	12	970
Allegheny Technologies, Inc.*	38	954
Sensient Technologies Corp.	13	930
Balchem Corp.	9	883
HB Fuller Co.	15	805
Minerals Technologies, Inc.	10	754
Cleveland-Cliffs, Inc.*	89	750
Carpenter Technology Corp.	14	736
Commercial Metals Co.	34	718
Compass Minerals International, Inc.	10	657
Quaker Chemical Corp.	4	620
US Silica Holdings, Inc.	24	617
GCP Applied Technologies, Inc.*	21	608
Innospec, Inc.	7	536
Ferro Corp.*	25	521
Kaiser Aluminum Corp.	5	521
Tronox Ltd. — Class A	26	512
Stepan Co.	6	468
Tahoe Resources, Inc.	93	458
Schweitzer-Mauduit International, Inc.	10	437
Neenah, Inc.	5	424
Kraton Corp.*	9	415
Coeur Mining, Inc.*	54	410
AK Steel Holding Corp.*	94	408
Hecla Mining Co.	117	407
AdvanSix, Inc.*	10	366
A. Schulman, Inc.	8	356
Materion Corp.	6	325
KMG Chemicals, Inc.	4	295
Innophos Holdings, Inc.	6	286
Rayonier Advanced Materials, Inc.	16	274
CSW Industrials, Inc.*	5	264
Schnitzer Steel Industries, Inc. — Class A	7	236
PH Glatfelter Co.	12	235
Codexis, Inc.*	16	230
Koppers Holdings, Inc.*	6	230
Century Aluminum Co.*	14	220
Verso Corp. — Class A*	10	218
PQ Group Holdings, Inc.*	11	198
American Vanguard Corp.	8	184
Covia Holdings Corp.*	9	167
Kronos Worldwide, Inc.	6	135
OMNOVA Solutions, Inc.*	12	125
Landec Corp.*	8	119
Intrepid Potash, Inc.*	26	107
Hawkins, Inc.	3	106
Gold Resource Corp.	15	99
Clearwater Paper Corp.*	4	93
Klondex Mines Ltd.*	40	92
United States Lime & Minerals, Inc.	1	84
Uranium Energy Corp.*	43	69
AgroFresh Solutions, Inc.*	9	63
Energy Fuels, Inc.*	22	50
Universal Stainless & Alloy Products, Inc.*	2	47
Ryerson Holding Corp.*	4	45
Oil-Dri Corporation of America	1	42
Shiloh Industries, Inc.*	4	35
Valhi, Inc.	7	33
Smart Sand, Inc.*	6	32
Total Basic Materials		21,973

Utilities - 0.4%
IDACORP, Inc.	15	1,384
WGL Holdings, Inc.	15	1,331
New Jersey Resources Corp.	26	1,163
ALLETE, Inc.	15	1,161
ONE Gas, Inc.	15	1,121

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

	Shares	Value

Portland General Electric Co.	26	$1,112
Southwest Gas Holdings, Inc.	14	1,068
Spire, Inc.	15	1,060
Avista Corp.	19	1,001
Black Hills Corp.	16	979
PNM Resources, Inc.	24	934
South Jersey Industries, Inc.	25	837
NorthWestern Corp.	14	801
El Paso Electric Co.	12	709
MGE Energy, Inc.	11	694
American States Water Co.	11	629
Ormat Technologies, Inc.	11	585
Northwest Natural Gas Co.	9	574
Otter Tail Corp.	12	571
California Water Service Group	14	545
SJW Group	5	331
NRG Yield, Inc. — Class C	19	327
Chesapeake Utilities Corp.	4	320
Unitil Corp.	4	204
Connecticut Water Service, Inc.	3	196
NRG Yield, Inc. — Class A	10	170
Middlesex Water Co.	4	169
York Water Co.	4	127
Artesian Resources Corp. — Class A	2	77
Atlantic Power Corp.*	33	73
Ameresco, Inc. — Class A*	5	60
RGC Resources, Inc.	2	58
Consolidated Water Company Ltd.	4	52
Spark Energy, Inc. — Class A	4	39
Global Water Resources, Inc.	3	28
Total Utilities		20,490

Diversified - 0.0%
HRG Group, Inc.*	34	445

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	9	222

Total Common Stocks
(Cost $488,308)		649,711

WARRANTS†† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19*	1	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%
Omthera Pharmaceuticals, Inc.*,2	10	—
Tobira Therapeutics, Inc.*,2	7	—
Dyax Corp.*,2	106	—
Nexstar Media Group, Inc.*,2	207	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 46.3%
Guggenheim Strategy Fund II3	42,859	1,071,046
Guggenheim Strategy Fund I3	42,038	1,052,641
Total Mutual Funds
(Cost $2,122,901)		2,123,687

	Face Amount

U.S. TREASURY BILLS†† - 13.4%
U.S. Treasury Bills
1.87% due 09/20/18[4,5,6]	$600,000	597,500
1.72% due 07/12/18[5,6,10]	20,000	19,991
Total U.S. Treasury Bills
(Cost $617,436)		617,491

REPURCHASE AGREEMENTS††,7 - 170.0%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[4]	4,291,077	4,291,077
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[4]	2,107,121	2,107,121
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[4]	1,404,748	1,404,748
Total Repurchase Agreements
(Cost $7,802,946)		7,802,946

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[9]	11,478	11,478
Total Securities Lending Collateral
(Cost $11,478)		11,478

Total Investments - 244.2%
(Cost $11,043,069)		$11,205,313
Other Assets & Liabilities, net - (144.2)%		(6,616,548)
Total Net Assets - 100.0%		$4,588,765

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	1.98%	At Maturity	07/31/18	1,983	$3,258,102	$5,185
BNP Paribas	Russell 2000 Index	2.09%	At Maturity	07/30/18	320	525,114	837
Goldman Sachs International	Russell 2000 Index	1.83%	At Maturity	07/27/18	2,858	4,696,679	(6,024)
						$8,479,895	$(2)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at June 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7 day yield as of June 30, 2018.
[10]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
RUSSELL 2000® 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$649,711	$—	$—	$649,711
Warrants	—	—*	—	—
Rights	—	—	—*	—
Mutual Funds	2,123,687	—	—	2,123,687
U.S. Treasury Bills	—	617,491	—	617,491
Repurchase Agreements	—	7,802,946	—	7,802,946
Securities Lending Collateral	11,478	—	—	11,478
Equity Index Swap Agreements**	—	6,022	—	6,022
Total Assets	$2,784,876	$8,426,459	$—	$11,211,335

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$6,024	$—	$6,024

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,630,101	$5,674,251	$(6,250,000)	$(536)	$(1,175)	$1,052,641	42,038	$14,094
Guggenheim Strategy Fund II	1,117,448	2,064,762	(2,110,000)	(496)	(668)	1,071,046	42,859	14,703
	$2,747,549	$7,739,013	$(8,360,000)	$(1,032)	$(1,843)	$2,123,687		$28,797

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $11,156 of securities loaned (cost $1,117,222)	$1,278,680
Investments in affiliated issuers, at value (cost $2,122,901)	2,123,687
Repurchase agreements, at value (cost $7,802,946)	7,802,946
Cash	34
Unrealized appreciation on swap agreements	6,022
Receivables:
Securities sold	2,000,000
Dividends	11,325
Interest	904
Securities lending income	31
Total assets	13,223,629

Liabilities:
Unrealized depreciation on swap agreements	6,024
Payable for:
Fund shares redeemed	8,401,640
Swap settlement	174,284
Return of securities loaned	11,478
Securities purchased	10,896
Management fees	7,485
Transfer agent and administrative fees	2,079
Investor service fees	2,079
Portfolio accounting fees	832
Trustees’ fees*	258
Miscellaneous	17,809
Total liabilities	8,634,864
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,588,765

Net assets consist of:
Paid in capital	$3,361,637
Undistributed net investment income	697
Accumulated net realized gain on investments	1,064,189
Net unrealized appreciation on investments	162,242
Net assets	$4,588,765
Capital shares outstanding	17,372
Net asset value per share	$264.15

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1)	$6,983
Dividends from securities of affiliated issuers	28,797
Interest	20,211
Income from securities lending, net	375
Total investment income	56,366

Expenses:
Management fees	27,926
Investor service fees	7,757
Transfer agent and administrative fees	7,757
Professional fees	4,966
Portfolio accounting fees	3,103
Trustees’ fees*	626
Custodian fees	402
Line of credit fees	38
Miscellaneous	3,079
Total expenses	55,654
Net investment income	712

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	153,588
Investments in affiliated issuers	(1,032)
Swap agreements	300,239
Futures contracts	208,266
Net realized gain	661,061
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(32,046)
Investments in affiliated issuers	(1,843)
Swap agreements	61,090
Futures contracts	2,205
Net change in unrealized appreciation (depreciation)	29,406
Net realized and unrealized gain	690,467
Net increase in net assets resulting from operations	$691,179

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

RUSSELL 2000® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$712	$(23,005)
Net realized gain on investments	661,061	1,273,038
Net change in unrealized appreciation (depreciation) on investments	29,406	(254,109)
Net increase in net assets resulting from operations	691,179	995,924

Distributions to shareholders from:
Net realized gains	—	(219,611)
Total distributions to shareholders	—	(219,611)

Capital share transactions:
Proceeds from sale of shares	53,734,025	87,748,901
Distributions reinvested	—	219,611
Cost of shares redeemed	(56,876,239)	(87,451,791)
Net increase (decrease) from capital share transactions	(3,142,214)	516,721
Net increase (decrease) in net assets	(2,451,035)	1,293,034

Net assets:
Beginning of period	7,039,800	5,746,766
End of period	$4,588,765	$7,039,800
Undistributed net investment income /Accumulated net investment loss at end of period	$697	$(15)

Capital share activity:
Shares sold	216,479	443,643
Shares issued from reinvestment of distributions	—	1,079
Shares redeemed	(229,108)	(444,510)
Net increase (decrease) in shares	(12,629)	212

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$234.65	$192.92	$139.69	$180.03	$262.78	$141.50
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.79)	(1.11)	(1.73)	(2.53)	(1.63)
Net gain (loss) on investments (realized and unrealized)	29.47	50.24	54.34	(17.40)	11.64	122.91
Total from investment operations	29.50	49.45	53.23	(19.13)	9.11	121.28
Less distributions from:
Net realized gains	—	(7.72)	—	(21.21)	(91.86)	—
Total distributions	—	(7.72)	—	(21.21)	(91.86)	—
Net asset value, end of period	$264.15	$234.65	$192.92	$139.69	$180.03	$262.78

Total Return[c]	12.57%	26.26%	38.11%	(13.15%)	5.17%	85.72%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,589	$7,040	$5,747	$2,770	$5,528	$5,196
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.38%)	(0.74%)	(1.00%)	(1.07%)	(0.86%)
Total expenses[d]	1.79%	1.80%	1.77%	1.70%	1.77%	1.75%
Portfolio turnover rate	325%	525%	1,125%	327%	360%	80%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	34.0%
Guggenheim Strategy Fund II	24.7%
Five Below, Inc.	0.1%
Etsy, Inc.	0.1%
LivaNova plc	0.1%
Blackbaud, Inc.	0.1%
Haemonetics Corp.	0.1%
Entegris, Inc.	0.1%
FibroGen, Inc.	0.1%
IDACORP, Inc.	0.1%
Top Ten Total	59.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Russell 2000® 1.5x Strategy Fund	9.64%	23.63%	16.01%	11.36%
Russell 2000 Index	7.66%	17.57%	15.43%	12.93%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 16.5%

Financial - 4.1%
Gramercy Property Trust REIT	111	$3,032
Primerica, Inc.	30	2,988
IBERIABANK Corp.	39	2,956
First Industrial Realty Trust, Inc. REIT	86	2,867
Cousins Properties, Inc. REIT	290	2,810
Hancock Whitney Corp.	59	2,752
Chemical Financial Corp.	49	2,728
MGIC Investment Corp.*	253	2,712
Valley National Bancorp	223	2,712
Sabra Health Care REIT, Inc.	123	2,673
MB Financial, Inc.	57	2,662
RLJ Lodging Trust REIT	120	2,646
LaSalle Hotel Properties REIT	77	2,636
Ryman Hospitality Properties, Inc. REIT	31	2,578
Sunstone Hotel Investors, Inc. REIT	155	2,576
United Bankshares, Inc.	70	2,548
Stifel Financial Corp.	48	2,508
Healthcare Realty Trust, Inc. REIT	86	2,501
Ellie Mae, Inc.*	24	2,492
Home BancShares, Inc.	110	2,482
Radian Group, Inc.	148	2,401
Essent Group Ltd.*	66	2,364
UMB Financial Corp.	31	2,363
GEO Group, Inc. REIT	84	2,313
EastGroup Properties, Inc. REIT	24	2,293
First Financial Bankshares, Inc.	45	2,290
Glacier Bancorp, Inc.	59	2,282
American Equity Investment Life Holding Co.	62	2,232
Blackstone Mortgage Trust, Inc. — Class A REIT	71	2,231
Selective Insurance Group, Inc.	40	2,200
Investors Bancorp, Inc.	172	2,200
Education Realty Trust, Inc. REIT	53	2,199
CNO Financial Group, Inc.	115	2,190
PotlatchDeltic Corp. REIT	43	2,187
BancorpSouth Bank	66	2,175
South State Corp.	25	2,156
Cathay General Bancorp	53	2,146
Kemper Corp.	28	2,118
Columbia Banking System, Inc.	51	2,086
Community Bank System, Inc.	35	2,067
National Health Investors, Inc. REIT	28	2,063
First Financial Bancorp	66	2,023
Physicians Realty Trust REIT	126	2,008
Financial Engines, Inc.	44	1,976
Fulton Financial Corp.	119	1,963
CoreCivic, Inc. REIT	82	1,959
Old National Bancorp	104	1,934
Washington Federal, Inc.	58	1,897
Simmons First National Corp. — Class A	63	1,884
STAG Industrial, Inc. REIT	68	1,852
Kennedy-Wilson Holdings, Inc.	87	1,840
Pebblebrook Hotel Trust REIT	47	1,824
First Midwest Bancorp, Inc.	71	1,808
Xenia Hotels & Resorts, Inc. REIT	74	1,803
PS Business Parks, Inc. REIT	14	1,799
RLI Corp.	27	1,787
Piedmont Office Realty Trust, Inc. — Class A REIT	89	1,774
Rexford Industrial Realty, Inc. REIT	56	1,758
Union Bankshares Corp.	45	1,750
Urban Edge Properties REIT	76	1,738
Bank of NT Butterfield & Son Ltd.	38	1,737
Great Western Bancorp, Inc.	41	1,722
FCB Financial Holdings, Inc. — Class A*	29	1,705
CenterState Bank Corp.	57	1,700
DiamondRock Hospitality Co. REIT	137	1,682
BofI Holding, Inc.*	41	1,677
Enstar Group Ltd.*	8	1,658
United Community Banks, Inc.	54	1,656
Washington Real Estate Investment Trust	54	1,638
International Bancshares Corp.	38	1,626
CVB Financial Corp.	72	1,614
Hope Bancorp, Inc.	90	1,605
Moelis & Co. — Class A	27	1,584
First Merchants Corp.	34	1,578
Federated Investors, Inc. — Class B	67	1,562
Apollo Commercial Real Estate Finance, Inc. REIT	85	1,554
Genworth Financial, Inc. — Class A*	342	1,539
Trustmark Corp.	47	1,534
Acadia Realty Trust REIT	56	1,533
Renasant Corp.	33	1,502
Ameris Bancorp	28	1,494
Independent Bank Corp.	19	1,490
Tanger Factory Outlet Centers, Inc. REIT	63	1,480
TowneBank	46	1,477
Retail Opportunity Investments Corp. REIT	75	1,437
Terreno Realty Corp. REIT	38	1,431
Quality Care Properties, Inc. REIT*	66	1,420
WesBanco, Inc.	31	1,396
WageWorks, Inc.*	27	1,350
Eagle Bancorp, Inc.*	22	1,349
QTS Realty Trust, Inc. — Class A REIT	34	1,343
ServisFirst Bancshares, Inc.	32	1,335
Banner Corp.	22	1,323
ProAssurance Corp.	37	1,312
Lexington Realty Trust REIT	149	1,301
Chesapeake Lodging Trust REIT	41	1,297
LegacyTexas Financial Group, Inc.	33	1,288
Argo Group International Holdings Ltd.	22	1,279
Horace Mann Educators Corp.	28	1,249
Mack-Cali Realty Corp. REIT	61	1,237
Invesco Mortgage Capital, Inc. REIT	77	1,224
Colony Credit Real Estate, Inc. REIT	58	1,202
PRA Group, Inc.*	31	1,195
Provident Financial Services, Inc.	43	1,184
Pacific Premier Bancorp, Inc.*	31	1,183

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Redfin Corp.*,1	51	$1,178
Capitol Federal Financial, Inc.	88	1,158
LTC Properties, Inc. REIT	27	1,154
Berkshire Hills Bancorp, Inc.	28	1,137
First BanCorp*	148	1,132
National General Holdings Corp.	43	1,132
Northwest Bancshares, Inc.	65	1,130
WSFS Financial Corp.	21	1,119
Agree Realty Corp. REIT	21	1,108
AmTrust Financial Services, Inc.[1]	76	1,107
NBT Bancorp, Inc.	29	1,106
Alexander & Baldwin, Inc. REIT	47	1,104
Heartland Financial USA, Inc.	20	1,097
Hilltop Holdings, Inc.	49	1,081
National Storage Affiliates Trust REIT	35	1,079
Government Properties Income Trust REIT	68	1,078
Houlihan Lokey, Inc.	21	1,076
First Commonwealth Financial Corp.	69	1,070
LendingTree, Inc.*	5	1,069
Four Corners Property Trust, Inc. REIT	43	1,059
Walker & Dunlop, Inc.	19	1,057
Washington Prime Group, Inc. REIT	129	1,046
S&T Bancorp, Inc.	24	1,038
American Assets Trust, Inc. REIT	27	1,034
Westamerica Bancorporation	18	1,017
Summit Hotel Properties, Inc. REIT	71	1,016
Seacoast Banking Corporation of Florida*	32	1,011
Park National Corp.	9	1,003
Independent Bank Group, Inc.	15	1,002
Infinity Property & Casualty Corp.	7	997
Artisan Partners Asset Management, Inc. — Class A	33	995
Select Income REIT	44	989
OceanFirst Financial Corp.	33	989
Waddell & Reed Financial, Inc. — Class A	55	988
Brookline Bancorp, Inc.	53	986
Sandy Spring Bancorp, Inc.	24	984
Kite Realty Group Trust REIT	57	974
First Interstate BancSystem, Inc. — Class A	23	971
Global Net Lease, Inc. REIT	47	960
First Busey Corp.	30	952
Ladder Capital Corp. — Class A REIT	60	937
Seritage Growth Properties REIT[1]	22	933
Cadence BanCorp	32	924
Boston Private Financial Holdings, Inc.	57	906
Kearny Financial Corp.	67	901
HFF, Inc. — Class A	26	893
Employers Holdings, Inc.	22	884
Monmouth Real Estate Investment Corp. REIT	53	876
State Bank Financial Corp.	26	868
Enterprise Financial Services Corp.	16	863
Tompkins Financial Corp.	10	859
Redwood Trust, Inc. REIT	52	856
Safety Insurance Group, Inc.	10	854
CareTrust REIT, Inc.	51	851
Enova International, Inc.*	23	841
LendingClub Corp.*	218	826
FGL Holdings*	98	822
Lakeland Financial Corp.	17	819
First Bancorp	20	818
United Fire Group, Inc.	15	818
Heritage Financial Corp.	23	802
BrightSphere Investment Group plc	56	799
Navigators Group, Inc.	14	798
Americold Realty Trust REIT	36	793
Tier REIT, Inc.	33	785
CYS Investments, Inc. REIT	104	780
PennyMac Mortgage Investment Trust REIT	41	779
Southside Bancshares, Inc.	23	775
Piper Jaffray Cos.	10	768
Beneficial Bancorp, Inc.	47	761
Nelnet, Inc. — Class A	13	759
City Holding Co.	10	752
AMERISAFE, Inc.	13	751
PJT Partners, Inc. — Class A	14	747
Universal Insurance Holdings, Inc.	21	737
WisdomTree Investments, Inc.	81	735
National Bank Holdings Corp. — Class A	19	733
CorePoint Lodging, Inc. REIT*	28	725
Ramco-Gershenson Properties Trust REIT	54	713
Kinsale Capital Group, Inc.	13	713
BancFirst Corp.	12	710
NMI Holdings, Inc. — Class A*	43	701
Third Point Reinsurance Ltd.*	56	700
Triumph Bancorp, Inc.*	17	693
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	35	691
Stewart Information Services Corp.	16	689
Flagstar Bancorp, Inc.*	20	685
Aircastle Ltd.	33	677
James River Group Holdings Ltd.	17	668
InfraREIT, Inc.	30	665
ARMOUR Residential REIT, Inc.	29	661
Chatham Lodging Trust REIT	31	658
Trupanion, Inc.*	17	656
Bryn Mawr Bank Corp.	14	648
Virtus Investment Partners, Inc.	5	640
Easterly Government Properties, Inc. REIT	32	632
Meridian Bancorp, Inc.	33	632
CBL & Associates Properties, Inc. REIT[1]	113	629
RE/MAX Holdings, Inc. — Class A	12	629
Cohen & Steers, Inc.	15	626
Encore Capital Group, Inc.*	17	622
Independence Realty Trust, Inc. REIT	60	619
Franklin Street Properties Corp. REIT	72	616
Ambac Financial Group, Inc.*	31	615
Preferred Bank/Los Angeles CA	10	615
National Western Life Group, Inc. — Class A	2	615
United Financial Bancorp, Inc.	35	613
Carolina Financial Corp.	14	601

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Lakeland Bancorp, Inc.	30	$596
Hanmi Financial Corp.	21	595
Getty Realty Corp. REIT	21	592
MTGE Investment Corp. REIT	30	588
1st Source Corp.	11	588
Meta Financial Group, Inc.	6	584
R1 RCM, Inc.*	67	582
Washington Trust Bancorp, Inc.	10	581
CoBiz Financial, Inc.	27	580
Universal Health Realty Income Trust REIT	9	576
Central Pacific Financial Corp.	20	573
Stock Yards Bancorp, Inc.	15	572
INTL FCStone, Inc.*	11	569
Customers Bancorp, Inc.*	20	568
Banc of California, Inc.	29	567
Capstead Mortgage Corp. REIT	63	564
Columbia Financial, Inc.*	34	563
TrustCo Bank Corp. NY	63	561
Live Oak Bancshares, Inc.	18	552
MBIA, Inc.*	61	551
FBL Financial Group, Inc. — Class A	7	551
Cass Information Systems, Inc.	8	551
Granite Point Mortgage Trust, Inc. REIT	30	550
Community Trust Bancorp, Inc.	11	549
Horizon Bancorp, Inc.	27	548
Federal Agricultural Mortgage Corp. — Class C	6	537
Guaranty Bancorp	18	536
Hersha Hospitality Trust REIT	25	536
TriCo Bancshares	14	524
Univest Corporation of Pennsylvania	19	523
Midland States Bancorp, Inc.	15	514
Marcus & Millichap, Inc.*	13	507
Pennsylvania Real Estate Investment Trust	46	506
Camden National Corp.	11	503
German American Bancorp, Inc.	14	502
ConnectOne Bancorp, Inc.	20	498
Veritex Holdings, Inc.*	16	497
Flushing Financial Corp.	19	496
Northfield Bancorp, Inc.	29	482
Hamilton Lane, Inc. — Class A	10	480
Ashford Hospitality Trust, Inc. REIT	59	478
Heritage Commerce Corp.	28	476
iStar, Inc. REIT*	44	475
First Defiance Financial Corp.	7	469
St. Joe Co.*	26	467
NorthStar Realty Europe Corp. REIT	32	464
National Commerce Corp.*	10	463
Armada Hoffler Properties, Inc. REIT	31	462
Investment Technology Group, Inc.	22	460
HomeStreet, Inc.*	17	458
Great Southern Bancorp, Inc.	8	458
New York Mortgage Trust, Inc. REIT[1]	76	457
Investors Real Estate Trust REIT	82	453
Urstadt Biddle Properties, Inc. — Class A REIT	20	453
Origin Bancorp, Inc.	11	450
TPG RE Finance Trust, Inc. REIT	22	447
World Acceptance Corp.*	4	444
CatchMark Timber Trust, Inc. — Class A REIT	34	433
CBTX, Inc.	13	430
Dime Community Bancshares, Inc.	22	429
Saul Centers, Inc. REIT	8	429
QCR Holdings, Inc.	9	427
First Foundation, Inc.*	23	426
Greenhill & Company, Inc.	15	426
Preferred Apartment Communities, Inc. — Class A REIT	25	425
OFG Bancorp	30	422
Oritani Financial Corp.	26	421
Peoples Bancorp, Inc.	11	416
Peapack Gladstone Financial Corp.	12	415
Mercantile Bank Corp.	11	407
BBX Capital Corp.	45	406
Bank of Marin Bancorp	5	404
Opus Bank	14	402
First of Long Island Corp.	16	398
Arbor Realty Trust, Inc. REIT	38	396
Bridge Bancorp, Inc.	11	395
New Senior Investment Group, Inc. REIT	52	394
People’s Utah Bancorp	11	393
RMR Group, Inc. — Class A	5	392
TriState Capital Holdings, Inc.*	15	392
Diamond Hill Investment Group, Inc.	2	389
Old Line Bancshares, Inc.	11	384
Alexander’s, Inc. REIT	1	383
Fidelity Southern Corp.	15	381
Equity Bancshares, Inc. — Class A*	9	373
FB Financial Corp.	9	366
Gladstone Commercial Corp. REIT	19	365
Maiden Holdings Ltd.	47	364
First Financial Corp.	8	363
United Community Financial Corp.	33	363
State Auto Financial Corp.	12	359
Community Healthcare Trust, Inc. REIT	12	358
Westwood Holdings Group, Inc.	6	357
AG Mortgage Investment Trust, Inc. REIT	19	357
Independent Bank Corp.	14	357
Bancorp, Inc.*	34	356
Blue Hills Bancorp, Inc.	16	355
Atlantic Capital Bancshares, Inc.*	18	354
Nationstar Mortgage Holdings, Inc.*	20	351
First Community Bancshares, Inc.	11	350
Allegiance Bancshares, Inc.*	8	347
Front Yard Residential Corp. REIT	33	344
Franklin Financial Network, Inc.*	9	338
Nicolet Bankshares, Inc.*	6	331
Financial Institutions, Inc.	10	329
Whitestone REIT — Class B	26	324

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Green Bancorp, Inc.	15	$324
FRP Holdings, Inc.*	5	324
First Bancshares, Inc.	9	324
Anworth Mortgage Asset Corp. REIT	65	323
UMH Properties, Inc. REIT	21	322
Ocwen Financial Corp.*	81	321
Republic Bancorp, Inc. — Class A	7	317
B. Riley Financial, Inc.	14	316
First Mid-Illinois Bancshares, Inc.	8	314
Merchants Bancorp	11	314
NexPoint Residential Trust, Inc. REIT	11	313
Industrial Logistics Properties Trust REIT	14	313
HomeTrust Bancshares, Inc.*	11	310
Spirit MTA REIT*	30	309
First Connecticut Bancorp, Inc.	10	306
Bar Harbor Bankshares	10	303
CorEnergy Infrastructure Trust, Inc. REIT	8	301
CNB Financial Corp.	10	301
Greenlight Capital Re Ltd. — Class A*	21	298
City Office REIT, Inc.	23	295
Arrow Financial Corp.	8	291
Waterstone Financial, Inc.	17	290
RBB Bancorp	9	289
Old Second Bancorp, Inc.	20	288
eHealth, Inc.*	13	287
Access National Corp.	10	286
Enterprise Bancorp, Inc.	7	283
Western Asset Mortgage Capital Corp. REIT	27	281
Cedar Realty Trust, Inc. REIT	59	278
West Bancorporation, Inc.	11	277
PennyMac Financial Services, Inc. — Class A*	14	275
United Insurance Holdings Corp.	14	274
Farmers National Banc Corp.	17	271
One Liberty Properties, Inc. REIT	10	264
Metropolitan Bank Holding Corp.*	5	262
Farmers Capital Bank Corp.	5	260
Cambridge Bancorp	3	260
Health Insurance Innovations, Inc. — Class A*	8	259
Orchid Island Capital, Inc. REIT	34	256
Sierra Bancorp	9	254
Cowen, Inc. — Class A*	18	249
Citizens, Inc.*	32	249
Ares Commercial Real Estate Corp. REIT	18	249
Byline Bancorp, Inc.*	11	246
Farmers & Merchants Bancorp Incorp.	6	242
American National Bankshares, Inc.	6	240
PHH Corp.*	22	239
On Deck Capital, Inc.*	34	238
MidWestOne Financial Group, Inc.	7	236
Republic First Bancorp, Inc.*	30	236
Peoples Financial Services Corp.	5	235
Global Indemnity Ltd	6	234
Heritage Insurance Holdings, Inc.[1]	14	233
Home Bancorp, Inc.	5	233
National Bankshares, Inc.	5	232
Southern National Bancorp of Virginia, Inc.	13	232
Ladenburg Thalmann Financial Services, Inc.	68	231
Dynex Capital, Inc. REIT	35	229
Newmark Group, Inc. — Class A	16	228
Southern First Bancshares, Inc.*	5	221
MedEquities Realty Trust, Inc. REIT	20	220
Hingham Institution for Savings	1	220
PCSB Financial Corp.	11	219
Macatawa Bank Corp.	18	219
Regional Management Corp.*	6	210
Western New England Bancorp, Inc.	19	209
HCI Group, Inc.	5	208
Citizens & Northern Corp.	8	207
BSB Bancorp, Inc.*	6	206
SmartFinancial, Inc.*	8	206
Braemar Hotels & Resorts, Inc. REIT	18	206
Altisource Portfolio Solutions S.A.*	7	204
Exantas Capital Corp. REIT	20	204
KKR Real Estate Finance Trust, Inc.	10	198
Northrim BanCorp, Inc.	5	198
First Bancorp, Inc.	7	198
Reliant Bancorp, Inc.	7	196
Oppenheimer Holdings, Inc. — Class A	7	196
Arlington Asset Investment Corp. — Class A	19	196
Southern Missouri Bancorp, Inc.	5	195
Sutherland Asset Management Corp. REIT	12	195
Farmland Partners, Inc. REIT	22	194
Charter Financial Corp.	8	193
Summit Financial Group, Inc.	7	188
Timberland Bancorp, Inc.	5	187
Ames National Corp.	6	185
Investors Title Co.	1	185
FedNat Holding Co.	8	185
Consolidated-Tomoka Land Co.	3	184
Business First Bancshares, Inc.	7	184
Codorus Valley Bancorp, Inc.	6	184
Marlin Business Services Corp.	6	179
BankFinancial Corp.	10	176
WMIH Corp.*	131	176
Goosehead Insurance, Inc. — Class A*	7	175
Baycom Corp.*	7	173
Jernigan Capital, Inc. REIT	9	172
First Internet Bancorp	5	170
HarborOne Bancorp, Inc.*	9	170
ACNB Corp.	5	170
Civista Bancshares, Inc.	7	170
EMC Insurance Group, Inc.	6	167
Safeguard Scientifics, Inc.*	13	166
Capital City Bank Group, Inc.	7	165
Guaranty Bancshares, Inc.	5	165
Howard Bancorp, Inc.*	9	162
Cherry Hill Mortgage Investment Corp. REIT	9	161

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Sterling Bancorp, Inc.	12	$160
Ohio Valley Banc Corp.	3	157
Union Bankshares, Inc.	3	156
Territorial Bancorp, Inc.	5	155
First Bank	11	153
Century Bancorp, Inc. — Class A	2	153
Shore Bancshares, Inc.	8	152
MutualFirst Financial, Inc.	4	151
SB One Bancorp	5	149
Central Valley Community Bancorp	7	148
FNB Bancorp	4	147
Innovative Industrial Properties, Inc. REIT	4	146
Baldwin & Lyons, Inc. — Class B	6	146
Forestar Group, Inc.*	7	145
Norwood Financial Corp.	4	144
GAIN Capital Holdings, Inc.	19	143
Bank of Commerce Holdings	11	140
Evans Bancorp, Inc.	3	138
Investar Holding Corp.	5	138
Penns Woods Bancorp, Inc.	3	134
Bluerock Residential Growth REIT, Inc.	15	134
Bank of Princeton*	4	133
MidSouth Bancorp, Inc.	10	133
Great Ajax Corp. REIT	10	131
Premier Financial Bancorp, Inc.	7	131
Orrstown Financial Services, Inc.	5	130
First Business Financial Services, Inc.	5	130
Bankwell Financial Group, Inc.	4	129
MBT Financial Corp.	12	128
Riverview Bancorp, Inc.	15	127
FS Bancorp, Inc.	2	127
First Community Corp.	5	125
Community Bankers Trust Corp.*	14	125
C&F Financial Corp.	2	125
Curo Group Holdings Corp.*	5	125
Fidelity D&D Bancorp, Inc.	2	124
First Choice Bancorp	4	122
Stratus Properties, Inc.*	4	122
BCB Bancorp, Inc.	8	120
NI Holdings, Inc.*	7	119
LCNB Corp.	6	118
Entegra Financial Corp.*	4	117
Tiptree, Inc. — Class A	17	116
Global Medical REIT, Inc.	13	115
Luther Burbank Corp.	10	115
1st Constitution Bancorp	5	114
OP Bancorp*	9	114
Oak Valley Bancorp	5	114
Gladstone Land Corp. REIT	9	114
Unity Bancorp, Inc.	5	114
First Northwest Bancorp*	7	112
ESSA Bancorp, Inc.	7	111
Pzena Investment Management, Inc. — Class A	12	111
Northeast Bancorp	5	109
MVB Financial Corp.	6	108
Select Bancorp, Inc.*	8	108
Pacific Mercantile Bancorp*	11	107
Community Financial Corp.	3	106
Esquire Financial Holdings, Inc.*	4	106
Mid Penn Bancorp, Inc.	3	105
SI Financial Group, Inc.	7	103
CB Financial Services, Inc.	3	103
First United Corp.	5	102
Elevate Credit, Inc.*	12	102
Middlefield Banc Corp.	2	101
Kingstone Companies, Inc.	6	101
United Security Bancshares	9	101
Chemung Financial Corp.	2	100
Independence Holding Co.	3	100
Auburn National Bancorporation, Inc.	2	99
First Financial Northwest, Inc.	5	98
Malvern Bancorp, Inc.*	4	97
Prudential Bancorp, Inc.	5	97
Peoples Bancorp of North Carolina, Inc.	3	96
Safety Income & Growth, Inc. REIT	5	95
Parke Bancorp, Inc.	4	95
PDL Community Bancorp*	6	94
Capstar Financial Holdings, Inc.*	5	93
Hallmark Financial Services, Inc.*	9	90
Clipper Realty, Inc. REIT	10	85
County Bancorp, Inc.	3	82
Donegal Group, Inc. — Class A	6	82
Silvercrest Asset Management Group, Inc. — Class A	5	81
GAMCO Investors, Inc. — Class A	3	80
Provident Bancorp, Inc.*	3	79
Trinity Place Holdings, Inc.*	12	79
First Guaranty Bancshares, Inc.	3	78
BRT Apartments Corp. REIT	6	76
Associated Capital Group, Inc. — Class A	2	76
First Savings Financial Group, Inc.	1	73
Crawford & Co. — Class B	8	69
Greene County Bancorp, Inc.	2	68
Ashford, Inc.*	1	65
Boston Omaha Corp. — Class A*	3	63
Impac Mortgage Holdings, Inc.*	6	57
Siebert Financial Corp.*	5	52
Maui Land & Pineapple Company, Inc.*	4	45
Griffin Industrial Realty, Inc.	1	44
Transcontinental Realty Investors, Inc.*	1	33
Oconee Federal Financial Corp.	1	29
Total Financial		379,272

Consumer, Non-cyclical - 3.6%
LivaNova plc*	34	3,394
Haemonetics Corp.*	37	3,318
FibroGen, Inc.*	52	3,255
Loxo Oncology, Inc.*	18	3,123
Ligand Pharmaceuticals, Inc. — Class B*	14	2,900
Neogen Corp.*	35	2,807
Brink’s Co.	35	2,791
HealthEquity, Inc.*	37	2,779

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

ASGN, Inc.*	35	$2,737
Weight Watchers International, Inc.*	27	2,730
Performance Food Group Co.*	70	2,569
Teladoc, Inc.*,1	43	2,496
Insperity, Inc.	26	2,476
Globus Medical, Inc. — Class A*	49	2,473
Ultragenyx Pharmaceutical, Inc.*	32	2,460
Green Dot Corp. — Class A*	33	2,422
Korn/Ferry International	39	2,415
Array BioPharma, Inc.*	141	2,366
Darling Ingredients, Inc.*	113	2,246
Inogen, Inc.*	12	2,236
Healthcare Services Group, Inc.	51	2,203
Deluxe Corp.	33	2,185
Cimpress N.V.*	15	2,174
Immunomedics, Inc.*	91	2,154
Aaron’s, Inc.	49	2,129
Amicus Therapeutics, Inc.*	131	2,046
Supernus Pharmaceuticals, Inc.*	34	2,035
Adtalem Global Education, Inc.*	41	1,972
Tenet Healthcare Corp.*	58	1,947
AMN Healthcare Services, Inc.*	33	1,934
Wright Medical Group N.V.*	73	1,895
Horizon Pharma plc*	114	1,888
NuVasive, Inc.*	36	1,876
Edgewell Personal Care Co.*	37	1,867
Blueprint Medicines Corp.*	29	1,841
Ironwood Pharmaceuticals, Inc. — Class A*	96	1,836
Avanos Medical, Inc.*	32	1,832
Syneos Health, Inc.*	39	1,829
Spark Therapeutics, Inc.*	22	1,821
Lancaster Colony Corp.	13	1,799
Boston Beer Company, Inc. — Class A*	6	1,798
LHC Group, Inc.*	21	1,797
Helen of Troy Ltd.*	18	1,772
Medicines Co.*	48	1,762
Merit Medical Systems, Inc.*	34	1,741
Heron Therapeutics, Inc.*	44	1,709
Amedisys, Inc.*	20	1,709
Portola Pharmaceuticals, Inc.*	45	1,700
Aerie Pharmaceuticals, Inc.*	25	1,689
TriNet Group, Inc.*	30	1,678
Myriad Genetics, Inc.*	44	1,644
Magellan Health, Inc.*	17	1,631
Travelport Worldwide Ltd.	87	1,613
Nevro Corp.*	20	1,597
Global Blood Therapeutics, Inc.*	35	1,582
FTI Consulting, Inc.*	26	1,572
Emergent BioSolutions, Inc.*	31	1,565
Novocure Ltd.*	50	1,565
Quidel Corp.*	23	1,530
Avis Budget Group, Inc.*	47	1,527
J&J Snack Foods Corp.	10	1,525
Foundation Medicine, Inc.*	11	1,504
Clovis Oncology, Inc.*	33	1,500
United Natural Foods, Inc.*	35	1,493
Arena Pharmaceuticals, Inc.*	34	1,482
Sanderson Farms, Inc.	14	1,472
Endo International plc*	155	1,462
Halozyme Therapeutics, Inc.*	86	1,451
REGENXBIO, Inc.*	20	1,435
Spectrum Pharmaceuticals, Inc.*	68	1,425
Prestige Brands Holdings, Inc.*	37	1,420
Sotheby’s*	26	1,413
Enanta Pharmaceuticals, Inc.*	12	1,391
Select Medical Holdings Corp.*	75	1,361
Integer Holdings Corp.*	21	1,358
B&G Foods, Inc.[1]	45	1,346
ABM Industries, Inc.	46	1,342
WD-40 Co.	9	1,316
Acceleron Pharma, Inc.*	27	1,310
iRhythm Technologies, Inc.*	16	1,298
Matthews International Corp. — Class A	22	1,294
Patterson Companies, Inc.	57	1,292
Medifast, Inc.	8	1,281
Monro, Inc.	22	1,278
Repligen Corp.*	27	1,270
Vector Group Ltd.	66	1,259
Intercept Pharmaceuticals, Inc.*	15	1,259
NxStage Medical, Inc.*	45	1,256
Abaxis, Inc.	15	1,245
CONMED Corp.	17	1,244
Insmed, Inc.*	52	1,230
LifePoint Health, Inc.*	25	1,220
HMS Holdings Corp.*	56	1,211
Cambrex Corp.*	23	1,203
Xencor, Inc.*	32	1,184
Puma Biotechnology, Inc.*	20	1,183
Ensign Group, Inc.	33	1,182
Paylocity Holding Corp.*	20	1,177
Brookdale Senior Living, Inc. — Class A*	129	1,173
AxoGen, Inc.*	23	1,156
Editas Medicine, Inc.*	32	1,147
Universal Corp.	17	1,123
Madrigal Pharmaceuticals, Inc.*	4	1,119
Momenta Pharmaceuticals, Inc.*	53	1,084
McGrath RentCorp	17	1,076
Mallinckrodt plc*	57	1,064
Akorn, Inc.*	64	1,062
Zogenix, Inc.*	24	1,061
Calavo Growers, Inc.	11	1,058
Corcept Therapeutics, Inc.*	67	1,053
PTC Therapeutics, Inc.*	31	1,046
OPKO Health, Inc.*	222	1,043
MyoKardia, Inc.*	21	1,043
ACADIA Pharmaceuticals, Inc.*	68	1,038
USANA Health Sciences, Inc.*	9	1,038
Atara Biotherapeutics, Inc.*	28	1,029
Cal-Maine Foods, Inc.*	22	1,009
ACCO Brands Corp.	72	997
Diplomat Pharmacy, Inc.*	39	997

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Sangamo Therapeutics, Inc.*	70	$994
BioTelemetry, Inc.*	22	990
Tivity Health, Inc.*	28	986
Amneal Pharmaceuticals, Inc.*	60	985
Central Garden & Pet Co. — Class A*	24	971
Varex Imaging Corp.*	26	964
Herc Holdings, Inc.*	17	958
Fresh Del Monte Produce, Inc.	21	936
Glaukos Corp.*	23	935
Hostess Brands, Inc.*	68	925
AnaptysBio, Inc.*	13	924
STAAR Surgical Co.*	29	899
Pacira Pharmaceuticals, Inc.*	28	897
EVERTEC, Inc.	41	896
US Physical Therapy, Inc.	9	864
ImmunoGen, Inc.*	88	856
National Beverage Corp.*	8	855
ICF International, Inc.	12	853
Alarm.com Holdings, Inc.*	21	848
Audentes Therapeutics, Inc.*	22	841
Acorda Therapeutics, Inc.*	29	832
Luminex Corp.	28	827
Radius Health, Inc.*	28	825
Arrowhead Pharmaceuticals, Inc.*	60	816
Aimmune Therapeutics, Inc.*	30	807
CBIZ, Inc.*	35	805
MGP Ingredients, Inc.	9	799
Strayer Education, Inc.[1]	7	791
Capella Education Co.	8	790
NutriSystem, Inc.	20	770
Retrophin, Inc.*	28	763
Viad Corp.[1]	14	760
Natus Medical, Inc.*	22	759
Biohaven Pharmaceutical Holding Company Ltd.*	19	751
Intersect ENT, Inc.*	20	749
Iovance Biotherapeutics, Inc.*	57	730
Career Education Corp.*	45	728
TrueBlue, Inc.*	27	728
Cardiovascular Systems, Inc.*	22	712
Genomic Health, Inc.*	14	706
CryoLife, Inc.*	25	696
TherapeuticsMD, Inc.*,1	111	693
OraSure Technologies, Inc.*	42	692
Navigant Consulting, Inc.*	31	686
Owens & Minor, Inc.	41	685
Tandem Diabetes Care, Inc.*	31	683
Orthofix International N.V.*	12	682
Theravance Biopharma, Inc.*	30	680
Intrexon Corp.*	48	669
Vanda Pharmaceuticals, Inc.*	35	667
Innoviva, Inc.*	48	662
Cardtronics plc — Class A*	27	653
Dean Foods Co.	62	652
Andersons, Inc.	19	650
Phibro Animal Health Corp. — Class A	14	645
Inter Parfums, Inc.	12	642
Mirati Therapeutics, Inc.*	13	641
Alder Biopharmaceuticals, Inc.*	40	632
Revance Therapeutics, Inc.*	23	631
K2M Group Holdings, Inc.*	28	630
Intellia Therapeutics, Inc.*	23	629
Providence Service Corp.*	8	628
Esperion Therapeutics, Inc.*	16	627
Dynavax Technologies Corp.*	41	625
Tactile Systems Technology, Inc.*	12	624
AtriCure, Inc.*	23	622
Endocyte, Inc.*	45	621
CytomX Therapeutics, Inc.*	27	617
Huron Consulting Group, Inc.*	15	613
SpartanNash Co.	24	612
G1 Therapeutics, Inc.*	14	608
Simply Good Foods Co.*	42	606
Atrion Corp.	1	599
SP Plus Corp.*	16	595
Triple-S Management Corp. — Class B*	15	586
Flexion Therapeutics, Inc.*	22	569
Hertz Global Holdings, Inc.*	37	568
Cerus Corp.*	85	567
National Healthcare Corp.	8	563
Omeros Corp.*	31	562
Karyopharm Therapeutics, Inc.*	33	561
MacroGenics, Inc.*	27	558
AngioDynamics, Inc.*	25	556
Cymabay Therapeutics, Inc.*	41	550
Apellis Pharmaceuticals, Inc.*	25	550
Kforce, Inc.	16	549
Intra-Cellular Therapies, Inc.*	31	548
Athenex, Inc.*	29	541
TG Therapeutics, Inc.*	41	539
SUPERVALU, Inc.*	26	534
Eagle Pharmaceuticals, Inc.*	7	530
Heska Corp.*	5	519
Kindred Healthcare, Inc.*	57	513
Laureate Education, Inc. — Class A*	35	502
NeoGenomics, Inc.*	38	498
Surmodics, Inc.*	9	497
Kelly Services, Inc. — Class A	22	494
Epizyme, Inc.*	36	488
Barrett Business Services, Inc.	5	483
Quad/Graphics, Inc.	23	479
Collegium Pharmaceutical, Inc.*	20	477
Assembly Biosciences, Inc.*	12	471
AMAG Pharmaceuticals, Inc.*	24	468
American Public Education, Inc.*	11	463
Team, Inc.*,1	20	462
Meridian Bioscience, Inc.	29	461
WaVe Life Sciences Ltd.*,1	12	459
Heidrick & Struggles International, Inc.	13	455
Coherus Biosciences, Inc.*	32	448
MiMedx Group, Inc.*,1	70	447
John B Sanfilippo & Son, Inc.	6	447

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Rent-A-Center, Inc.*,1	30	$442
Apollo Medical Holdings, Inc.*	17	440
La Jolla Pharmaceutical Co.*	15	438
Sorrento Therapeutics, Inc.*	60	432
K12, Inc.*	26	426
Invacare Corp.	22	409
Coca-Cola Bottling Company Consolidated	3	406
Accelerate Diagnostics, Inc.*	18	401
ANI Pharmaceuticals, Inc.*	6	401
Chefs’ Warehouse, Inc.*	14	399
Prothena Corporation plc*	27	394
Adamas Pharmaceuticals, Inc.*	15	387
Progenics Pharmaceuticals, Inc.*	48	386
Reata Pharmaceuticals, Inc. — Class A*	11	385
Amphastar Pharmaceuticals, Inc.*	25	381
Dicerna Pharmaceuticals, Inc.*	31	380
Lantheus Holdings, Inc.*	26	378
BioCryst Pharmaceuticals, Inc.*	66	378
Natera, Inc.*	20	376
RadNet, Inc.*	25	375
Weis Markets, Inc.	7	373
GlycoMimetics, Inc.*	23	371
Tejon Ranch Co.*	15	364
Fate Therapeutics, Inc.*	32	363
Cutera, Inc.*	9	363
LSC Communications, Inc.	23	360
Novavax, Inc.*	263	352
Emerald Expositions Events, Inc.	17	350
Akebia Therapeutics, Inc.*	35	349
Lexicon Pharmaceuticals, Inc.*	29	348
Five Prime Therapeutics, Inc.*	22	348
Geron Corp.*,1	101	346
Ennis, Inc.	17	346
Cara Therapeutics, Inc.*,1	18	345
Medpace Holdings, Inc.*	8	344
Tootsie Roll Industries, Inc.	11	339
Resources Connection, Inc.	20	338
LeMaitre Vascular, Inc.	10	335
ArQule, Inc.*	60	332
CorVel Corp.*	6	324
Invitae Corp.*	44	324
Endologix, Inc.*	57	323
Rigel Pharmaceuticals, Inc.*	114	323
Anika Therapeutics, Inc.*	10	320
Aclaris Therapeutics, Inc.*	16	319
Sientra, Inc.*	16	312
Everi Holdings, Inc.*	43	310
Kura Oncology, Inc.*	17	309
Aduro Biotech, Inc.*	44	308
Optinose, Inc.*	11	308
Innovate Biopharmaceuticals, Inc.*,1	13	306
Central Garden & Pet Co.*	7	305
Abeona Therapeutics, Inc.*	19	304
CAI International, Inc.*	13	302
National Research Corp. — Class A	8	299
Primo Water Corp.*	17	297
Forrester Research, Inc.	7	294
Voyager Therapeutics, Inc.*	15	293
Stemline Therapeutics, Inc.*	18	289
Synergy Pharmaceuticals, Inc.*	166	289
Addus HomeCare Corp.*	5	286
Ingles Markets, Inc. — Class A	9	286
Textainer Group Holdings Ltd.*	18	286
Viking Therapeutics, Inc.*	30	285
CASI Pharmaceuticals, Inc.*	34	280
Rocket Pharmaceuticals, Inc.*	14	275
Pacific Biosciences of California, Inc.*	77	273
Care.com, Inc.*	13	271
RR Donnelley & Sons Co.	47	271
Cross Country Healthcare, Inc.*	24	270
CareDx, Inc.*	22	269
ZIOPHARM Oncology, Inc.*	89	269
Lannett Company, Inc.*,1	19	258
Hackett Group, Inc.	16	257
Eloxx Pharmaceuticals, Inc.*,1	15	256
Achillion Pharmaceuticals, Inc.*	90	255
CRA International, Inc.	5	254
SEACOR Marine Holdings, Inc.*	11	254
Depomed, Inc.*	38	253
Antares Pharma, Inc.*	98	253
Concert Pharmaceuticals, Inc.*	15	252
Rhythm Pharmaceuticals, Inc.*	8	250
Verastem, Inc.*	36	248
Carriage Services, Inc. — Class A	10	245
Vericel Corp.*	25	243
PDL BioPharma, Inc.*	103	241
Cytokinetics, Inc.*	29	241
Dova Pharmaceuticals, Inc.*	8	239
ViewRay, Inc.*	34	235
Accuray, Inc.*	56	230
CytoSorbents Corp.*	20	228
TransEnterix, Inc.*,1	52	227
BioScrip, Inc.*	77	226
Keryx Biopharmaceuticals, Inc.*,1	60	226
Paratek Pharmaceuticals, Inc.*	22	224
GenMark Diagnostics, Inc.*	35	223
Dermira, Inc.*	24	221
Utah Medical Products, Inc.	2	220
Oxford Immunotec Global plc*	17	219
Vectrus, Inc.*	7	216
Inovio Pharmaceuticals, Inc.*	55	216
SIGA Technologies, Inc.*	36	214
Solid Biosciences, Inc.*	6	214
Akcea Therapeutics, Inc.*,1	9	213
e.l.f. Beauty, Inc.*	14	214
Albireo Pharma, Inc.*	6	213
MediciNova, Inc.*	26	207
Bellicum Pharmaceuticals, Inc.*	28	207
Nuvectra Corp.*	10	205
Clearside Biomedical, Inc.*	19	203
Adverum Biotechnologies, Inc.*	38	201
ServiceSource International, Inc.*	51	201

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Great Lakes Dredge & Dock Corp.*	38	$199
ChemoCentryx, Inc.*	15	198
Limoneira Co.	8	197
22nd Century Group, Inc.*,1	80	197
Deciphera Pharmaceuticals, Inc.*	5	197
Community Health Systems, Inc.*,1	59	196
Surgery Partners, Inc.*	13	194
Savara, Inc.*	17	192
NanoString Technologies, Inc.*	14	192
Kadmon Holdings, Inc.*	48	192
Achaogen, Inc.*	22	190
Senseonics Holdings, Inc.*	46	189
MannKind Corp.*	97	184
Cadiz, Inc.*	14	183
Farmer Brothers Co.*	6	183
Pieris Pharmaceuticals, Inc.*	36	183
Kindred Biosciences, Inc.*	17	181
Catalyst Pharmaceuticals, Inc.*	58	181
Civitas Solutions, Inc.*	11	181
BioSpecifics Technologies Corp.*,1	4	179
Inspire Medical Systems, Inc.*	5	178
Village Super Market, Inc. — Class A	6	177
Marinus Pharmaceuticals, Inc.*	25	177
Arbutus Biopharma Corp.*	24	175
CTI BioPharma Corp.*	35	174
Syros Pharmaceuticals, Inc.*	17	174
Franklin Covey Co.*	7	172
Capital Senior Living Corp.*	16	171
RTI Surgical, Inc.*	37	170
Denali Therapeutics, Inc.*	11	168
Sienna Biopharmaceuticals, Inc.*	11	167
Corbus Pharmaceuticals Holdings, Inc.*,1	33	167
Craft Brew Alliance, Inc.*	8	165
Zafgen, Inc.*	16	164
Mersana Therapeutics, Inc.*	9	161
Turning Point Brands, Inc.	5	160
AVEO Pharmaceuticals, Inc.*	70	158
Rockwell Medical, Inc.*	32	158
Cellular Biomedicine Group, Inc.*	8	156
Willdan Group, Inc.*	5	155
Enzo Biochem, Inc.*	29	151
Durect Corp.*	96	150
Veracyte, Inc.*	16	149
Minerva Neurosciences, Inc.*	18	148
Corium International, Inc.*	18	144
Vital Therapies, Inc.*	21	144
Homology Medicines, Inc.*	7	143
Chimerix, Inc.*	30	143
Cue Biopharma, Inc.*	12	142
PolarityTE, Inc.*	6	141
MoneyGram International, Inc.*	21	140
T2 Biosystems, Inc.*	18	139
Avid Bioservices, Inc.*	35	137
Acacia Research Corp.*	33	137
Athersys, Inc.*	69	136
PRGX Global, Inc.*	14	136
Seneca Foods Corp. — Class A*	5	135
OrthoPediatrics Corp.*	5	133
Palatin Technologies, Inc.*	135	131
Reis, Inc.	6	131
Harvard Bioscience, Inc.*	24	128
Ocular Therapeutix, Inc.*	19	128
Idera Pharmaceuticals, Inc.*	95	125
Natural Health Trends Corp.	5	125
Aratana Therapeutics, Inc.*	29	123
Tetraphase Pharmaceuticals, Inc.*	34	121
Ampio Pharmaceuticals, Inc.*,1	55	121
Seres Therapeutics, Inc.*	14	120
BioTime, Inc.*	58	119
Selecta Biosciences, Inc.*	9	119
Aeglea BioTherapeutics, Inc.*	11	116
BG Staffing, Inc.	5	116
Insys Therapeutics, Inc.*,1	16	116
Agenus, Inc.*	51	116
Miragen Therapeutics, Inc.*	18	115
Odonate Therapeutics, Inc.*	5	110
American Renal Associates Holdings, Inc.*	7	110
Corvus Pharmaceuticals, Inc.*	10	110
Synlogic, Inc.*	11	108
Neos Therapeutics, Inc.*	17	106
FONAR Corp.*	4	106
Pulse Biosciences, Inc.*	7	106
Revlon, Inc. — Class A*	6	105
Calithera Biosciences, Inc.*	21	105
Helius Medical Technologies, Inc.*	11	105
Allena Pharmaceuticals, Inc.*	8	104
SeaSpine Holdings Corp.*	8	101
Cambium Learning Group, Inc.*	9	100
ChromaDex Corp.*	27	100
Quorum Health Corp.*	20	100
Ra Pharmaceuticals, Inc.*	10	99
Celcuity, Inc.*	4	99
Cohbar, Inc.*	15	98
Organovo Holdings, Inc.*	70	98
PFSweb, Inc.*	10	97
Teligent, Inc.*	28	97
Kala Pharmaceuticals, Inc.*	7	96
NewLink Genetics Corp.*	20	95
Alliance One International, Inc.*	6	95
Spring Bank Pharmaceuticals, Inc.*	8	95
Catalyst Biosciences, Inc.*	8	93
Tyme Technologies, Inc.*	29	92
Information Services Group, Inc.*	22	90
Aldeyra Therapeutics, Inc.*	11	87
Ardelyx, Inc.*	23	85
Tocagen, Inc.*	9	84
Evolus, Inc.*	3	84
XOMA Corp.*	4	84
Fennec Pharmaceuticals, Inc.*	8	84
Smart & Final Stores, Inc.*	15	83
Mustang Bio, Inc.*	12	83
Immune Design Corp.*	18	82

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Surface Oncology, Inc.*	5	$82
Pfenex, Inc.*	15	81
Jounce Therapeutics, Inc.*	10	77
Natural Grocers by Vitamin Cottage, Inc.*	6	76
AAC Holdings, Inc.*	8	75
Calyxt, Inc.*	4	75
Nymox Pharmaceutical Corp.*	22	74
Celsius Holdings, Inc.*	16	74
Spero Therapeutics, Inc.*	5	73
Genesis Healthcare, Inc.*	31	71
Marrone Bio Innovations, Inc.*	38	70
Fortress Biotech, Inc.*	23	69
Alico, Inc.	2	63
Zomedica Pharmaceuticals Corp.*	27	61
ADMA Biologics, Inc.*	13	58
NantKwest, Inc.*	19	58
Melinta Therapeutics, Inc.*	9	57
Syndax Pharmaceuticals, Inc.*	8	56
Nature’s Sunshine Products, Inc.*	6	56
Arcus Biosciences, Inc.*	4	49
Proteostasis Therapeutics, Inc.*	17	47
Evelo Biosciences, Inc.*	4	47
GTx, Inc.*	3	46
resTORbio, Inc.*	5	46
Recro Pharma, Inc.*	9	45
UNITY Biotechnology, Inc.*	3	45
Quanterix Corp.*	3	43
Ovid therapeutics, Inc.*	5	39
Arsanis, Inc.*	3	11
Total Consumer, Non-cyclical		324,823

Industrial - 2.3%
EMCOR Group, Inc.	40	3,047
Cree, Inc.*	70	2,910
Woodward, Inc.	37	2,844
Louisiana-Pacific Corp.	101	2,749
Trex Company, Inc.*	41	2,566
KLX, Inc.*	35	2,517
MSA Safety, Inc.	24	2,312
MasTec, Inc.*	45	2,284
Axon Enterprise, Inc.*	36	2,274
Proto Labs, Inc.*	19	2,260
Tetra Tech, Inc.	38	2,223
Generac Holdings, Inc.*	42	2,173
EnerSys	29	2,165
Tech Data Corp.*	26	2,135
Trinseo S.A.	30	2,129
Vishay Intertechnology, Inc.	91	2,111
KapStone Paper and Packaging Corp.	61	2,105
Rexnord Corp.*	71	2,063
RBC Bearings, Inc.*	16	2,061
Hillenbrand, Inc.	43	2,027
SYNNEX Corp.	21	2,027
Summit Materials, Inc. — Class A*	77	2,021
Kennametal, Inc.	56	2,010
Barnes Group, Inc.	34	2,003
Dycom Industries, Inc.*	21	1,985
John Bean Technologies Corp.	22	1,956
GATX Corp.	26	1,930
Golar LNG Ltd.	65	1,915
TopBuild Corp.*	24	1,880
II-VI, Inc.*	43	1,868
Applied Industrial Technologies, Inc.	26	1,824
Simpson Manufacturing Company, Inc.	29	1,804
Exponent, Inc.	36	1,739
KBR, Inc.	97	1,738
Moog, Inc. — Class A	22	1,715
Belden, Inc.	28	1,711
Granite Construction, Inc.	30	1,670
Advanced Energy Industries, Inc.*	27	1,568
Watts Water Technologies, Inc. — Class A	19	1,490
Universal Forest Products, Inc.	40	1,465
Saia, Inc.*	18	1,455
Rogers Corp.*	13	1,449
Franklin Electric Company, Inc.	32	1,443
Novanta, Inc.*	23	1,433
Builders FirstSource, Inc.*	78	1,427
Aerojet Rocketdyne Holdings, Inc.*	48	1,416
Itron, Inc.*	23	1,381
Sanmina Corp.*	47	1,377
JELD-WEN Holding, Inc.*	48	1,372
Plexus Corp.*	23	1,369
Masonite International Corp.*	19	1,365
Esterline Technologies Corp.*	18	1,328
Kaman Corp.[1]	19	1,324
Covanta Holding Corp.	80	1,320
Chart Industries, Inc.*	21	1,295
SPX FLOW, Inc.*	29	1,269
Worthington Industries, Inc.	30	1,259
Werner Enterprises, Inc.	33	1,239
Advanced Disposal Services, Inc.*	50	1,239
Harsco Corp.*	56	1,238
Brady Corp. — Class A	32	1,234
Actuant Corp. — Class A	42	1,233
Mueller Water Products, Inc. — Class A	104	1,219
Boise Cascade Co.	27	1,207
Albany International Corp. — Class A	20	1,203
Forward Air Corp.	20	1,182
Greenbrier Companies, Inc.	22	1,161
Atlas Air Worldwide Holdings, Inc.*	16	1,147
Hub Group, Inc. — Class A*	23	1,145
Comfort Systems USA, Inc.	25	1,145
Mueller Industries, Inc.	38	1,121
Matson, Inc.	29	1,113
TTM Technologies, Inc.*	63	1,111
Cubic Corp.	17	1,091
Aerovironment, Inc.*	15	1,071
Evoqua Water Technologies Corp.*	52	1,066
ESCO Technologies, Inc.	18	1,039
AAR Corp.	22	1,023
SPX Corp.*	29	1,016
Methode Electronics, Inc.	25	1,008
EnPro Industries, Inc.	14	979

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Sun Hydraulics Corp.	20	$964
Benchmark Electronics, Inc.	33	962
Raven Industries, Inc.	25	961
Astec Industries, Inc.	16	957
US Ecology, Inc.	15	955
Greif, Inc. — Class A	18	952
Tennant Co.	12	948
Fitbit, Inc. — Class A*	143	934
Federal Signal Corp.	40	932
AAON, Inc.	28	931
OSI Systems, Inc.*	12	928
Fabrinet*	25	922
Standex International Corp.	9	920
Knowles Corp.*	60	918
American Woodmark Corp.*	10	915
Apogee Enterprises, Inc.	19	915
TriMas Corp.*	31	911
Patrick Industries, Inc.*	16	910
Milacron Holdings Corp.*	48	909
Badger Meter, Inc.	20	894
KEMET Corp.*	37	894
Advanced Drainage Systems, Inc.	31	885
Air Transport Services Group, Inc.*	39	881
Ship Finance International Ltd.	58	867
Altra Industrial Motion Corp.[1]	20	862
Gibraltar Industries, Inc.*	22	825
ArcBest Corp.	18	823
CTS Corp.	22	792
Primoris Services Corp.	29	790
Continental Building Products, Inc.*	25	789
AZZ, Inc.	18	782
Kadant, Inc.	8	769
Casella Waste Systems, Inc. — Class A*	28	717
PGT Innovations, Inc.*	34	709
Kratos Defense & Security Solutions, Inc.*	61	702
Lindsay Corp.	7	679
Sturm Ruger & Company, Inc.	12	672
Triumph Group, Inc.	34	666
Encore Wire Corp.	14	664
FARO Technologies, Inc.*	12	652
Columbus McKinnon Corp.	15	650
Multi-Color Corp.	10	647
Marten Transport Ltd.	27	633
Stoneridge, Inc.*	18	633
Alamo Group, Inc.	7	633
Manitowoc Company, Inc.*	24	621
Cactus, Inc. — Class A*	18	608
Heartland Express, Inc.	32	594
NCI Building Systems, Inc.*	28	588
Chase Corp.	5	586
Applied Optoelectronics, Inc.*	13	584
US Concrete, Inc.*	11	577
Scorpio Tankers, Inc.	203	570
Aegion Corp. — Class A*	22	566
Atkore International Group, Inc.*	27	561
Echo Global Logistics, Inc.*	19	556
Astronics Corp.*	15	540
Lydall, Inc.*	12	524
Vicor Corp.*	12	523
GasLog Ltd.	27	516
Briggs & Stratton Corp.	29	511
Tidewater, Inc.*	17	492
AVX Corp.	31	486
Tutor Perini Corp.*	26	480
Global Brass & Copper Holdings, Inc.	15	470
GoPro, Inc. — Class A*,1	73	470
Hyster-Yale Materials Handling, Inc.	7	450
DMC Global, Inc.	10	449
TimkenSteel Corp.*	27	441
American Outdoor Brands Corp.*	36	433
Quanex Building Products Corp.	24	431
Mesa Laboratories, Inc.	2	422
DXP Enterprises, Inc.*	11	420
Gorman-Rupp Co.	12	420
NV5 Global, Inc.*	6	416
Control4 Corp.*	17	413
Argan, Inc.	10	409
CIRCOR International, Inc.	11	407
Myers Industries, Inc.	21	403
Insteel Industries, Inc.	12	401
Tredegar Corp.	17	400
MYR Group, Inc.*	11	390
National Presto Industries, Inc.	3	372
NVE Corp.	3	365
Teekay Corp.	47	364
Ichor Holdings Ltd.*	17	361
NN, Inc.	19	359
Griffon Corp.	20	356
International Seaways, Inc.*	15	347
Electro Scientific Industries, Inc.*	22	347
Kimball Electronics, Inc.*	18	329
ZAGG, Inc.*	18	311
SunPower Corp. — Class A*,1	40	307
Frontline Ltd.*	52	304
Park Electrochemical Corp.	13	301
Haynes International, Inc.	8	294
VSE Corp.	6	287
Scorpio Bulkers, Inc.	40	284
Covenant Transportation Group, Inc. — Class A*	9	283
Daseke, Inc.*	28	278
DHT Holdings, Inc.	58	272
Costamare, Inc.	34	271
CryoPort, Inc.*,1	17	268
Vishay Precision Group, Inc.*	7	267
Nordic American Tankers Ltd.	92	247
Allied Motion Technologies, Inc.	5	239
Ducommun, Inc.*	7	232
YRC Worldwide, Inc.*	23	231
Greif, Inc. — Class B	4	230
Mistras Group, Inc.*	12	226
Caesarstone Ltd.	15	226

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Park-Ohio Holdings Corp.	6	$224
Sterling Construction Company, Inc.*	17	221
Armstrong Flooring, Inc.*	15	211
Powell Industries, Inc.	6	209
Energous Corp.*	14	208
Energy Recovery, Inc.*	25	202
Heritage-Crystal Clean, Inc.*	10	201
Hill International, Inc.*	34	201
American Railcar Industries, Inc.[1]	5	197
ShotSpotter, Inc.*	5	190
Eagle Bulk Shipping, Inc.*	33	180
Hurco Companies, Inc.	4	179
Ardmore Shipping Corp.*	21	172
nLight, Inc.*	5	165
IntriCon Corp.*	4	161
Omega Flex, Inc.	2	158
Universal Logistics Holdings, Inc.	6	158
Orion Group Holdings, Inc.*	19	157
Graham Corp.	6	155
Twin Disc, Inc.*	6	149
Advanced Emissions Solutions, Inc.	13	148
GP Strategies Corp.*	8	141
LB Foster Co. — Class A*	6	138
FreightCar America, Inc.	8	134
Teekay Tankers Ltd. — Class A	114	133
Bel Fuse, Inc. — Class B	6	125
Manitex International, Inc.*	10	125
AquaVenture Holdings Ltd.*	8	125
UFP Technologies, Inc.*	4	123
CECO Environmental Corp.	20	123
Olympic Steel, Inc.	6	123
Lawson Products, Inc.*	5	122
Synalloy Corp.	6	120
USA Truck, Inc.*	5	117
Napco Security Technologies, Inc.*	8	117
Forterra, Inc.*	12	117
Overseas Shipholding Group, Inc. — Class A*	30	116
Northwest Pipe Co.*	6	116
Safe Bulkers, Inc.*	34	116
Dorian LPG Ltd.*	15	115
Pure Cycle Corp.*	12	114
Sparton Corp.*	6	114
Eastern Co.	4	112
Infrastructure and Energy Alternatives, Inc.*	12	112
Fluidigm Corp.*	18	107
Radiant Logistics, Inc.*	26	102
Turtle Beach Corp.*	5	102
IES Holdings, Inc.*	6	100
Gencor Industries, Inc.*	6	97
General Finance Corp.*	7	95
PAM Transportation Services, Inc.*	2	94
Genco Shipping & Trading Ltd.*	6	93
Iteris, Inc.*	17	82
LSB Industries, Inc.*	15	79
Willis Lease Finance Corp.*	2	63
Babcock & Wilcox Enterprises, Inc.*	22	52
NL Industries, Inc.*	6	52
Total Industrial		205,488

Consumer, Cyclical - 2.1%
Five Below, Inc.*	38	3,713
Texas Roadhouse, Inc. — Class A	47	3,079
FirstCash, Inc.	31	2,785
Planet Fitness, Inc. — Class A*	61	2,680
American Eagle Outfitters, Inc.	110	2,557
Deckers Outdoor Corp.*	22	2,484
Ollie’s Bargain Outlet Holdings, Inc.*	34	2,465
ILG, Inc.	73	2,411
Churchill Downs, Inc.	8	2,372
SiteOne Landscape Supply, Inc.*	28	2,351
Signet Jewelers Ltd.	41	2,286
Wolverine World Wide, Inc.	63	2,190
Steven Madden Ltd.	40	2,124
Dana, Inc.	101	2,039
Cracker Barrel Old Country Store, Inc.[1]	13	2,031
Beacon Roofing Supply, Inc.*	47	2,003
Penn National Gaming, Inc.*	58	1,948
UniFirst Corp.	11	1,946
Boyd Gaming Corp.	56	1,941
Scientific Games Corp. — Class A*	38	1,868
Bed Bath & Beyond, Inc.	93	1,853
SkyWest, Inc.	35	1,817
RH*,1	13	1,816
Eldorado Resorts, Inc.*	45	1,759
Spirit Airlines, Inc.*	47	1,708
Jack in the Box, Inc.	20	1,702
Marriott Vacations Worldwide Corp.	15	1,694
TRI Pointe Group, Inc.*	103	1,685
Cheesecake Factory, Inc.	30	1,652
Red Rock Resorts, Inc. — Class A	48	1,608
KB Home	59	1,607
Taylor Morrison Home Corp. — Class A*	77	1,600
Cooper-Standard Holdings, Inc.*	12	1,568
Tenneco, Inc.	35	1,539
LCI Industries	17	1,533
Lithia Motors, Inc. — Class A	16	1,513
Mobile Mini, Inc.	31	1,454
Tupperware Brands Corp.	35	1,443
iRobot Corp.*	19	1,440
Brinker International, Inc.	30	1,428
Herman Miller, Inc.	41	1,390
Navistar International Corp.*	34	1,384
Sally Beauty Holdings, Inc.*	85	1,363
PriceSmart, Inc.	15	1,357
Dave & Buster’s Entertainment, Inc.*	28	1,333
G-III Apparel Group Ltd.*	30	1,332
Children’s Place, Inc.	11	1,329
Dorman Products, Inc.*	19	1,298
Roku, Inc.*,1	30	1,279
Anixter International, Inc.*	20	1,266
Rite Aid Corp.*	726	1,256

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Allegiant Travel Co. — Class A	9	$1,251
Cavco Industries, Inc.*	6	1,246
Hawaiian Holdings, Inc.	34	1,222
Callaway Golf Co.	64	1,214
DSW, Inc. — Class A	47	1,214
Big Lots, Inc.	29	1,212
American Axle & Manufacturing Holdings, Inc.*	77	1,198
Meritor, Inc.*	58	1,193
Meritage Homes Corp.*	27	1,187
Pinnacle Entertainment, Inc.*	35	1,181
Bloomin’ Brands, Inc.	58	1,166
Fox Factory Holding Corp.*	25	1,164
Abercrombie & Fitch Co. — Class A	47	1,151
Shake Shack, Inc. — Class A*,1	17	1,125
HNI Corp.	30	1,116
Triton International Ltd.	36	1,104
Wingstop, Inc.	20	1,042
GameStop Corp. — Class A1	69	1,005
Caleres, Inc.	29	997
Oxford Industries, Inc.	12	996
BMC Stock Holdings, Inc.*	47	980
La-Z-Boy, Inc.	32	979
Office Depot, Inc.	384	979
Asbury Automotive Group, Inc.*	14	960
Gentherm, Inc.*	24	943
World Fuel Services Corp.	46	939
MDC Holdings, Inc.	30	923
Cooper Tire & Rubber Co.	35	921
Interface, Inc. — Class A	40	918
Rush Enterprises, Inc. — Class A*	21	911
Dine Brands Global, Inc.	12	898
Group 1 Automotive, Inc.	14	882
Cannae Holdings, Inc.*	47	872
Tailored Brands, Inc.	34	868
Sonic Corp.[1]	25	860
Guess?, Inc.	40	856
Winnebago Industries, Inc.	21	853
Installed Building Products, Inc.*	15	848
IMAX Corp.*	38	842
National Vision Holdings, Inc.*	23	841
BJ’s Restaurants, Inc.	14	840
Fossil Group, Inc.*	31	833
SeaWorld Entertainment, Inc.*	38	829
Crocs, Inc.*	47	828
Papa John’s International, Inc.	16	811
Liberty TripAdvisor Holdings, Inc. — Class A*	50	805
H&E Equipment Services, Inc.	21	790
Steelcase, Inc. — Class A	58	783
International Speedway Corp. — Class A	17	760
Dillard’s, Inc. — Class A1	8	756
LGI Homes, Inc.*,1	13	750
Wabash National Corp.	39	728
Core-Mark Holding Company, Inc.	32	726
Sleep Number Corp.*	25	726
Standard Motor Products, Inc.	15	725
Douglas Dynamics, Inc.	15	720
Chico’s FAS, Inc.	88	716
At Home Group, Inc.*	18	705
Knoll, Inc.	33	687
ScanSource, Inc.*	17	685
Denny’s Corp.*	43	685
Belmond Ltd. — Class A*	61	680
PetMed Express, Inc.[1]	14	617
Modine Manufacturing Co.*	33	602
GMS, Inc.*	22	596
Vista Outdoor, Inc.*	38	589
Malibu Boats, Inc. — Class A*	14	587
Acushnet Holdings Corp.	24	587
AMC Entertainment Holdings, Inc. — Class A1	36	572
Century Communities, Inc.*	18	568
Ruth’s Hospitality Group, Inc.	20	561
Camping World Holdings, Inc. — Class A1	22	550
Movado Group, Inc.	11	531
Genesco, Inc.*	13	516
Buckle, Inc.[1]	19	511
Freshpet, Inc.*	18	494
J.C. Penney Company, Inc.*,1	209	489
William Lyon Homes — Class A*	21	487
M/I Homes, Inc.*	18	477
Hudson Ltd. — Class A*	27	472
Express, Inc.*	51	467
Ascena Retail Group, Inc.*	117	466
Lumber Liquidators Holdings, Inc.*	19	463
Fiesta Restaurant Group, Inc.*	16	459
National CineMedia, Inc.	53	445
Conn’s, Inc.*	13	429
Red Robin Gourmet Burgers, Inc.*	9	419
Ethan Allen Interiors, Inc.	17	416
Wesco Aircraft Holdings, Inc.*	37	416
Tower International, Inc.	13	413
Kimball International, Inc. — Class B	25	404
EZCORP, Inc. — Class A*	33	398
Regis Corp.*	24	397
Marcus Corp.	12	390
MCBC Holdings, Inc.*	13	376
Hooker Furniture Corp.	8	375
Cato Corp. — Class A	15	369
Titan International, Inc.	34	365
Carrols Restaurant Group, Inc.*	24	356
Monarch Casino & Resort, Inc.*	8	353
Golden Entertainment, Inc.*	13	351
Party City Holdco, Inc.*	23	351
Sonic Automotive, Inc. — Class A	17	350
Spartan Motors, Inc.	23	347
Essendant, Inc.	26	344
Willscot Corp.*	23	340
REV Group, Inc.	20	340
Chuy’s Holdings, Inc.*	11	338
Zumiez, Inc.*	13	326

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Beazer Homes USA, Inc.*	22	$324
Drive Shack, Inc.*	42	324
Veritiv Corp.*	8	319
Unifi, Inc.*	10	317
Nautilus, Inc.*	20	314
Del Taco Restaurants, Inc.*	21	298
Hibbett Sports, Inc.*	13	298
Universal Electronics, Inc.*	9	297
Winmark Corp.	2	297
Superior Industries International, Inc.	16	287
MarineMax, Inc.*	15	284
Haverty Furniture Companies, Inc.	13	281
Systemax, Inc.	8	275
Boot Barn Holdings, Inc.*	13	270
PC Connection, Inc.	8	266
Eros International plc*	20	260
Barnes & Noble, Inc.	40	254
Johnson Outdoors, Inc. — Class A	3	254
America’s Car-Mart, Inc.*	4	248
Citi Trends, Inc.	9	247
Perry Ellis International, Inc.*	9	244
Motorcar Parts of America, Inc.*	13	243
Shoe Carnival, Inc.	7	227
BlueLinx Holdings, Inc.*	6	225
Blue Bird Corp.*	10	224
Tile Shop Holdings, Inc.	28	216
Daktronics, Inc.	24	204
GNC Holdings, Inc. — Class A*	57	201
Flexsteel Industries, Inc.	5	200
Vera Bradley, Inc.*	14	197
Potbelly Corp.*	15	194
Bassett Furniture Industries, Inc.	7	193
Reading International, Inc. — Class A*	12	191
RCI Hospitality Holdings, Inc.	6	190
Nathan’s Famous, Inc.	2	188
PetIQ, Inc.*	7	188
Titan Machinery, Inc.*	12	187
Biglari Holdings, Inc. — Class B*	1	183
Francesca’s Holdings Corp.*	24	181
Miller Industries, Inc.	7	179
Del Frisco’s Restaurant Group, Inc.*	14	176
Skyline Champion Corp.	5	175
Nexeo Solutions, Inc.*	19	173
Bojangles’, Inc.*	12	173
Lindblad Expeditions Holdings, Inc.*	13	172
Culp, Inc.	7	172
AV Homes, Inc.*	8	171
PICO Holdings, Inc.*	14	163
El Pollo Loco Holdings, Inc.*	14	160
Green Brick Partners, Inc.*	16	157
Foundation Building Materials, Inc.*	10	154
Tilly’s, Inc. — Class A	10	151
Rocky Brands, Inc.	5	150
Century Casinos, Inc.*	17	149
Barnes & Noble Education, Inc.*	26	147
Weyco Group, Inc.	4	146
Town Sports International Holdings, Inc.*	10	145
Duluth Holdings, Inc. — Class B*	6	143
Gaia, Inc.*	7	142
Habit Restaurants, Inc. — Class A*	14	140
Speedway Motorsports, Inc.	8	139
Hovnanian Enterprises, Inc. — Class A*	84	137
Rush Enterprises, Inc. — Class B*	3	132
Pier 1 Imports, Inc.	54	129
Red Lion Hotels Corp.*	11	128
Sportsman’s Warehouse Holdings, Inc.*	25	128
Zoe’s Kitchen, Inc.*	13	127
Commercial Vehicle Group, Inc.*	17	125
Superior Group of Companies, Inc.	6	124
Bluegreen Vacations Corp.	5	119
Kirkland’s, Inc.*	10	116
Hamilton Beach Brands Holding Co. — Class A	4	116
Clarus Corp.*	14	115
Big 5 Sporting Goods Corp.	14	106
New York & Company, Inc.*	20	102
J Alexander’s Holdings, Inc.*	9	100
Escalade, Inc.	7	99
Noodles & Co.*,1	8	98
J. Jill, Inc.*	10	93
Container Store Group, Inc.*	11	92
Marine Products Corp.	5	89
Lifetime Brands, Inc.	7	89
Funko, Inc. — Class A*	7	88
EnviroStar, Inc.	2	81
New Home Company, Inc.*	8	80
Castle Brands, Inc.*	60	71
Sears Holdings Corp.*	28	66
Empire Resorts, Inc.*	2	40
CompX International, Inc.	1	13
Total Consumer, Cyclical		188,843

Technology - 1.5%
Blackbaud, Inc.	33	3,381
Entegris, Inc.	97	3,288
Medidata Solutions, Inc.*	40	3,222
HubSpot, Inc.*,1	25	3,135
New Relic, Inc.*	31	3,118
Silicon Laboratories, Inc.*	30	2,988
Integrated Device Technology, Inc.*	91	2,901
CACI International, Inc. — Class A*	17	2,865
MAXIMUS, Inc.	45	2,795
j2 Global, Inc.	32	2,772
Lumentum Holdings, Inc.*	43	2,490
Science Applications International Corp.	29	2,347
Coupa Software, Inc.*	37	2,303
Box, Inc. — Class A*	88	2,199
Semtech Corp.*	45	2,117
Perspecta, Inc.	99	2,034
Verint Systems, Inc.*	44	1,951
ACI Worldwide, Inc.*	79	1,949
Qualys, Inc.*	23	1,939
Cabot Microelectronics Corp.	18	1,936

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

CommVault Systems, Inc.*	27	$1,778
Cornerstone OnDemand, Inc.*	37	1,755
VeriFone Systems, Inc.*	76	1,734
Envestnet, Inc.*	31	1,703
NetScout Systems, Inc.*	57	1,693
Cirrus Logic, Inc.*	44	1,687
Acxiom Corp.*	54	1,617
Brooks Automation, Inc.	48	1,566
Convergys Corp.	63	1,540
Allscripts Healthcare Solutions, Inc.*	123	1,476
Power Integrations, Inc.	20	1,461
Avaya Holdings Corp.*	72	1,446
Varonis Systems, Inc.*	19	1,415
Bottomline Technologies de, Inc.*	28	1,395
Omnicell, Inc.*	26	1,364
Five9, Inc.*	39	1,348
ExlService Holdings, Inc.*	23	1,302
Ebix, Inc.	17	1,296
Mercury Systems, Inc.*	32	1,218
Synaptics, Inc.*	24	1,209
Progress Software Corp.	31	1,203
Cotiviti Holdings, Inc.*	27	1,192
Insight Enterprises, Inc.*	24	1,174
MINDBODY, Inc. — Class A*	29	1,119
TiVo Corp.	83	1,116
Pitney Bowes, Inc.	130	1,114
Electronics for Imaging, Inc.*	31	1,009
3D Systems Corp.*,1	73	1,008
Evolent Health, Inc. — Class A*	47	989
Cloudera, Inc.*	71	968
ManTech International Corp. — Class A	18	966
Blackline, Inc.*	22	955
Inphi Corp.*	29	946
CSG Systems International, Inc.	23	940
Instructure, Inc.*	22	936
Diodes, Inc.*	27	931
Virtusa Corp.*	19	925
Rambus, Inc.*	73	915
MicroStrategy, Inc. — Class A*	7	894
SPS Commerce, Inc.*	12	882
Hortonworks, Inc.*	47	856
Everbridge, Inc.*	18	854
Ambarella, Inc.*,1	22	849
Apptio, Inc. — Class A*	23	833
LivePerson, Inc.*	39	823
Sykes Enterprises, Inc.*	27	777
Syntel, Inc.*	24	770
Tabula Rasa HealthCare, Inc.*	12	766
Alteryx, Inc. — Class A*	19	725
Quality Systems, Inc.*	37	722
MACOM Technology Solutions Holdings, Inc.*,1	31	714
ForeScout Technologies, Inc.*	20	685
Cray, Inc.*	27	664
PROS Holdings, Inc.*	18	658
MaxLinear, Inc. — Class A*	42	655
FormFactor, Inc.*	49	652
Stratasys Ltd.*	34	651
Super Micro Computer, Inc.*	27	638
SailPoint Technologies Holding, Inc.*	26	638
MTS Systems Corp.[1]	12	632
Rudolph Technologies, Inc.*	21	622
Appfolio, Inc. — Class A*	10	611
Amkor Technology, Inc.*	70	601
Diebold Nixdorf, Inc.[1]	50	597
Carbonite, Inc.*	17	593
Monotype Imaging Holdings, Inc.	29	589
Altair Engineering, Inc. — Class A*	17	581
Vocera Communications, Inc.*	19	568
Nanometrics, Inc.*	16	567
Lattice Semiconductor Corp.*	81	531
Xperi Corp.	33	531
USA Technologies, Inc.*	36	504
Xcerra Corp.*	36	503
Inovalon Holdings, Inc. — Class A*	48	476
Benefitfocus, Inc.*	14	470
Cohu, Inc.	19	466
Workiva, Inc.*	19	464
Veeco Instruments, Inc.*	32	456
CEVA, Inc.*	15	453
Glu Mobile, Inc.*	70	449
Unisys Corp.*	34	439
Axcelis Technologies, Inc.*	21	416
Ultra Clean Holdings, Inc.*	25	415
OneSpan, Inc.*	21	413
Cision Ltd.*	27	404
Donnelley Financial Solutions, Inc.*	23	400
Upland Software, Inc.*	11	378
Engility Holdings, Inc.*	12	368
Photronics, Inc.*	45	359
QAD, Inc. — Class A	7	351
Immersion Corp.*	21	324
TTEC Holdings, Inc.	9	311
PlayAGS, Inc.*	11	298
Model N, Inc.*	16	298
KeyW Holding Corp.*	32	280
Impinj, Inc.*	12	265
Computer Programs & Systems, Inc.	8	263
American Software, Inc. — Class A	18	262
Presidio, Inc.*	20	262
InnerWorkings, Inc.*	30	261
Digi International, Inc.*	18	238
Ribbon Communications, Inc.*	32	228
PDF Solutions, Inc.*	19	228
Castlight Health, Inc. — Class B*	53	225
Brightcove, Inc.*	23	222
MobileIron, Inc.*	49	218
Alpha & Omega Semiconductor Ltd.*	14	199
Rosetta Stone, Inc.*	12	192
SMART Global Holdings, Inc.*	6	191
Digimarc Corp.*	7	188
Mitek Systems, Inc.*	21	187

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

AXT, Inc.*	26	$183
Aquantia Corp.*	15	174
ConvergeOne Holdings, Inc.	17	160
SendGrid, Inc.*	6	159
Exela Technologies, Inc.*	33	157
Carbon Black, Inc.*	6	156
Simulations Plus, Inc.	7	156
Agilysys, Inc.*	10	155
pdvWireless, Inc.*	6	150
Sigma Designs, Inc.*	24	146
PAR Technology Corp.*	8	141
Amber Road, Inc.*	14	132
Kopin Corp.*	42	120
Maxwell Technologies, Inc.*	23	120
Vuzix Corp.*,1	16	119
Asure Software, Inc.*	7	112
Telenav, Inc.*	19	106
Adesto Technologies Corp.*	12	101
Avid Technology, Inc.*	19	99
Veritone, Inc.*	5	84
Remark Holdings, Inc.*	19	74
Park City Group, Inc.*	9	71
ACM Research, Inc. — Class A*	6	65
SecureWorks Corp. — Class A*	5	62
Rimini Street, Inc.*	7	46
Eastman Kodak Co.*	11	42
NantHealth, Inc.*	12	40
Fluent, Inc.*	15	37
Majesco*	4	25
Total Technology		139,384

Communications - 1.0%
Etsy, Inc.*	83	3,502
Stamps.com, Inc.*	12	3,037
Ciena Corp.*	99	2,625
ViaSat, Inc.*,1	38	2,497
New York Times Co. — Class A	91	2,357
Nexstar Media Group, Inc. — Class A	31	2,275
Yelp, Inc. — Class A*	56	2,194
World Wrestling Entertainment, Inc. — Class A	29	2,112
Shutterfly, Inc.*	23	2,071
Trade Desk, Inc. — Class A*	22	2,064
Chegg, Inc.*	74	2,056
Vonage Holdings Corp.*	153	1,972
Maxar Technologies Ltd.[1]	39	1,970
InterDigital, Inc.	24	1,942
Plantronics, Inc.	23	1,754
Liberty Expedia Holdings, Inc. — Class A*	38	1,670
TEGNA, Inc.	150	1,628
Sinclair Broadcast Group, Inc. — Class A	50	1,608
Viavi Solutions, Inc.*	156	1,597
Cogent Communications Holdings, Inc.	29	1,549
Liberty Latin America Ltd. — Class C*	79	1,531
Q2 Holdings, Inc.*	25	1,426
Cars.com, Inc.*	50	1,419
Pandora Media, Inc.*,1	177	1,395
Finisar Corp.*	77	1,386
Meredith Corp.	27	1,377
NETGEAR, Inc.*	22	1,375
Groupon, Inc. — Class A*	305	1,311
8x8, Inc.*	63	1,263
Blucora, Inc.*	32	1,184
Cargurus, Inc.*	34	1,181
Imperva, Inc.*	24	1,158
Yext, Inc.*	56	1,083
GTT Communications, Inc.*	24	1,080
Iridium Communications, Inc.*	66	1,063
Shenandoah Telecommunications Co.	32	1,046
Oclaro, Inc.*	113	1,009
Infinera Corp.*	99	983
MSG Networks, Inc. — Class A*	41	982
ePlus, Inc.*	9	847
Scholastic Corp.[1]	19	842
Gray Television, Inc.*	53	837
Carvana Co.*,1	20	832
Gannett Company, Inc.	77	824
New Media Investment Group, Inc.	41	758
Quotient Technology, Inc.*	55	720
Rapid7, Inc.*	25	705
Web.com Group, Inc.*	27	698
NIC, Inc.	43	669
Acacia Communications, Inc.*,1	19	661
Entercom Communications Corp. — Class A1	85	642
TrueCar, Inc.*	63	636
Perficient, Inc.*,1	24	633
Boingo Wireless, Inc.*	28	632
Liberty Media Corporation-Liberty Braves — Class C*	24	621
Shutterstock, Inc.*	13	617
Extreme Networks, Inc.*	76	605
Liberty Latin America Ltd. — Class A*	30	574
CalAmp Corp.*	24	562
Consolidated Communications Holdings, Inc.	45	556
Houghton Mifflin Harcourt Co.*	71	543
ORBCOMM, Inc.*	51	515
XO Group, Inc.*	16	512
Comtech Telecommunications Corp.	16	510
Endurance International Group Holdings, Inc.*	48	478
ADTRAN, Inc.	32	475
Overstock.com, Inc.*,1	14	471
Intelsat S.A.*	28	467
HealthStream, Inc.	17	464
Cincinnati Bell, Inc.*	29	455
Tucows, Inc. — Class A*	7	425
EW Scripps Co. — Class A	31	415
TechTarget, Inc.*	14	398
ATN International, Inc.	7	369
Zscaler, Inc.*,1	10	357
Quantenna Communications, Inc.*	23	357

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Loral Space & Communications, Inc.*	9	$338
Limelight Networks, Inc.*	74	331
QuinStreet, Inc.*	25	317
Frontier Communications Corp.[1]	54	290
ChannelAdvisor Corp.*	17	239
NII Holdings, Inc.*	61	238
Daily Journal Corp.*	1	230
Central European Media Enterprises Ltd. — Class A*	55	228
Calix, Inc.*	29	226
1-800-Flowers.com, Inc. — Class A*	18	226
Harmonic, Inc.*	53	225
Entravision Communications Corp. — Class A	44	220
tronc, Inc.*	12	207
Meet Group, Inc.*	46	206
A10 Networks, Inc.*	33	206
Spok Holdings, Inc.	13	196
Lands’ End, Inc.*	7	195
Zix Corp.*	36	194
Gogo, Inc.*	38	185
eGain Corp.*	12	181
Liberty Media Corporation-Liberty Braves — Class A*	7	180
Preformed Line Products Co.	2	178
MDC Partners, Inc. — Class A*	38	175
WideOpenWest, Inc.*	18	174
Hemisphere Media Group, Inc.*	13	170
Ooma, Inc.*	12	170
HC2 Holdings, Inc.*	28	164
Casa Systems, Inc.*	10	163
Internap Corp.*	14	146
NeoPhotonics Corp.*	23	143
KVH Industries, Inc.*	10	134
Windstream Holdings, Inc.*	25	132
Telaria, Inc.*	30	121
Liquidity Services, Inc.*	18	118
Hawaiian Telcom Holdco, Inc.*	4	116
VirnetX Holding Corp.*	34	116
Saga Communications, Inc. — Class A	3	115
Clear Channel Outdoor Holdings, Inc. — Class A	25	107
Leaf Group Ltd.*	9	98
RigNet, Inc.*	9	93
Aerohive Networks, Inc.*	23	91
Clearfield, Inc.*	8	88
Cardlytics, Inc.*	4	87
Fusion Connect, Inc.*	14	55
Travelzoo*	3	51
Beasley Broadcast Group, Inc. — Class A	3	34
Value Line, Inc.	1	24
Total Communications		95,335

Energy - 0.8%
Delek US Holdings, Inc.	59	2,910
PDC Energy, Inc.*	46	2,781
Peabody Energy Corp.	56	2,547
McDermott International, Inc.*	124	2,437
Oasis Petroleum, Inc.*	186	2,412
Southwestern Energy Co.*	407	2,157
Matador Resources Co.*	68	2,043
SRC Energy, Inc.*	167	1,840
Oceaneering International, Inc.	68	1,731
Callon Petroleum Co.*	152	1,633
Murphy USA, Inc.*	21	1,560
Gulfport Energy Corp.*	121	1,521
Carrizo Oil & Gas, Inc.*	54	1,504
Denbury Resources, Inc.*	304	1,462
Rowan Companies plc — Class A*	88	1,427
California Resources Corp.*	31	1,409
SemGroup Corp. — Class A	55	1,397
Dril-Quip, Inc.*	26	1,336
Oil States International, Inc.*	41	1,316
MRC Global, Inc.*	58	1,257
Ocean Rig UDW, Inc. — Class A*	38	1,120
C&J Energy Services, Inc.*	45	1,062
Archrock, Inc.	88	1,056
Noble Corporation plc*	166	1,051
Pattern Energy Group, Inc. — Class A	56	1,050
Laredo Petroleum, Inc.*	107	1,029
Arch Coal, Inc. — Class A	13	1,020
Superior Energy Services, Inc.*	104	1,013
NOW, Inc.*	75	1,000
Unit Corp.*	36	920
Diamond Offshore Drilling, Inc.*,1	43	897
Sunrun, Inc.*	66	868
Helix Energy Solutions Group, Inc.*	96	800
ProPetro Holding Corp.*	49	768
Penn Virginia Corp.*	9	764
CONSOL Energy, Inc.*	19	729
Warrior Met Coal, Inc.	25	689
SEACOR Holdings, Inc.*	12	687
Forum Energy Technologies, Inc.*	54	667
Newpark Resources, Inc.*	58	629
TerraForm Power, Inc. — Class A	51	597
SunCoke Energy, Inc.*	44	590
Jagged Peak Energy, Inc.*,1	44	573
Exterran Corp.*	22	551
Keane Group, Inc.*	38	519
Ring Energy, Inc.*	40	505
Thermon Group Holdings, Inc.*	22	503
Green Plains, Inc.[1]	27	494
Bonanza Creek Energy, Inc.*	13	492
WildHorse Resource Development Corp.*	19	482
Resolute Energy Corp.*,1	15	468
Tellurian, Inc.*	56	466
W&T Offshore, Inc.*	64	458
HighPoint Resources Corp.*	75	456
Select Energy Services, Inc. — Class A*	31	450
Alta Mesa Resources, Inc.*	66	450
Renewable Energy Group, Inc.*	25	446
Talos Energy, Inc.*	13	418
CVR Energy, Inc.[1]	11	407

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Enphase Energy, Inc.*	60	$404
Halcon Resources Corp.*	91	400
Frank’s International N.V.	51	398
SandRidge Energy, Inc.*	21	373
Par Pacific Holdings, Inc.*	21	365
Clean Energy Fuels Corp.*	94	347
TETRA Technologies, Inc.*	76	338
Matrix Service Co.*	18	330
REX American Resources Corp.*	4	324
Bristow Group, Inc.*	22	310
Pioneer Energy Services Corp.*	52	304
Plug Power, Inc.*	148	299
Abraxas Petroleum Corp.*	103	298
TPI Composites, Inc.*	10	292
Solaris Oilfield Infrastructure, Inc. — Class A*	18	257
Ultra Petroleum Corp.*	110	254
FutureFuel Corp.	18	252
Northern Oil and Gas, Inc.*	75	236
Sanchez Energy Corp.*	48	217
FTS International, Inc.*	15	214
Panhandle Oil and Gas, Inc. — Class A	11	210
Trecora Resources*	14	208
Mammoth Energy Services, Inc.*	6	204
Nine Energy Service, Inc.*	6	199
Natural Gas Services Group, Inc.*	8	189
Liberty Oilfield Services, Inc. — Class A*,1	10	187
Energy XXI Gulf Coast, Inc.*	20	177
Cloud Peak Energy, Inc.*	49	171
ION Geophysical Corp.*	7	170
Era Group, Inc.*	13	168
Evolution Petroleum Corp.	17	167
Lilis Energy, Inc.*	29	151
Zion Oil & Gas, Inc.*	37	150
SilverBow Resources, Inc.*	5	144
Basic Energy Services, Inc.*	12	133
CARBO Ceramics, Inc.*	14	128
Isramco, Inc.*	1	123
Flotek Industries, Inc.*	37	120
Dawson Geophysical Co.*	15	119
Earthstone Energy, Inc. — Class A*	13	115
Key Energy Services, Inc.*	7	114
Amyris, Inc.*	17	109
NCS Multistage Holdings, Inc.*	7	102
NACCO Industries, Inc. — Class A	3	101
Gulfmark Offshore, Inc.*	3	101
Independence Contract Drilling, Inc.*	24	99
Midstates Petroleum Company, Inc.*	7	95
Eclipse Resources Corp.*	59	94
Vivint Solar, Inc.*	19	94
PHI, Inc.*	8	81
EP Energy Corp. — Class A*	27	81
Hallador Energy Co.	11	78
Goodrich Petroleum Corp.*	6	74
FuelCell Energy, Inc.*	56	74
Approach Resources, Inc.*	29	71
Profire Energy, Inc.*	16	54
Adams Resources & Energy, Inc.	1	43
Ramaco Resources, Inc.*	4	28
Rosehill Resources, Inc.*	1	8
Total Energy		74,770

Basic Materials - 0.6%
PolyOne Corp.	55	2,377
Ingevity Corp.*	29	2,345
Allegheny Technologies, Inc.*	87	2,185
Balchem Corp.	22	2,159
Sensient Technologies Corp.	29	2,075
HB Fuller Co.	35	1,879
Minerals Technologies, Inc.	24	1,808
Cleveland-Cliffs, Inc.*	205	1,728
Commercial Metals Co.	80	1,689
Carpenter Technology Corp.	32	1,682
Compass Minerals International, Inc.	24	1,578
GCP Applied Technologies, Inc.*	49	1,419
Quaker Chemical Corp.	9	1,394
U.S. Silica Holdings, Inc.	54	1,387
Innospec, Inc.	17	1,301
Tronox Ltd. — Class A	65	1,279
Ferro Corp.*	58	1,209
Kaiser Aluminum Corp.	11	1,145
Stepan Co.	14	1,092
Tahoe Resources, Inc.	215	1,058
Neenah, Inc.	12	1,018
Kraton Corp.*	21	969
Coeur Mining, Inc.*	124	942
Hecla Mining Co.	270	939
AK Steel Holding Corp.*	215	933
Schweitzer-Mauduit International, Inc.	21	918
A. Schulman, Inc.	18	801
AdvanSix, Inc.*	21	769
Materion Corp.	14	758
KMG Chemicals, Inc.	10	738
Innophos Holdings, Inc.	13	619
Schnitzer Steel Industries, Inc. — Class A	18	607
PH Glatfelter Co.	30	588
CSW Industrials, Inc.*	11	581
Rayonier Advanced Materials, Inc.	33	564
Koppers Holdings, Inc.*	14	537
Century Aluminum Co.*	34	535
Verso Corp. — Class A*	24	523
Codexis, Inc.*	35	504
PQ Group Holdings, Inc.*	25	450
American Vanguard Corp.	19	436
Covia Holdings Corp.*	21	390
Kronos Worldwide, Inc.	15	338
OMNOVA Solutions, Inc.*	30	312
Landec Corp.*	18	268
Intrepid Potash, Inc.*	64	263
Clearwater Paper Corp.*	11	254
Gold Resource Corp.	35	231
Klondex Mines Ltd.*	93	215

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Hawkins, Inc.	6	$212
AgroFresh Solutions, Inc.*	22	154
Uranium Energy Corp.*	93	150
Oil-Dri Corporation of America	3	127
Ryerson Holding Corp.*	11	123
Universal Stainless & Alloy Products, Inc.*	5	118
Energy Fuels, Inc.*	51	116
Shiloh Industries, Inc.*	10	87
United States Lime & Minerals, Inc.	1	84
Valhi, Inc.	17	81
Smart Sand, Inc.*	15	80
Total Basic Materials		51,121

Utilities - 0.5%
IDACORP, Inc.	35	3,228
WGL Holdings, Inc.	35	3,106
ALLETE, Inc.	36	2,787
ONE Gas, Inc.	36	2,691
New Jersey Resources Corp.	60	2,685
Portland General Electric Co.	62	2,651
Southwest Gas Holdings, Inc.	33	2,517
Spire, Inc.	34	2,402
Avista Corp.	45	2,370
Black Hills Corp.	37	2,265
PNM Resources, Inc.	54	2,101
South Jersey Industries, Inc.	59	1,975
NorthWestern Corp.	34	1,947
El Paso Electric Co.	28	1,655
MGE Energy, Inc.	24	1,513
Ormat Technologies, Inc.	27	1,436
American States Water Co.	25	1,429
California Water Service Group	33	1,285
Otter Tail Corp.	27	1,285
Northwest Natural Gas Co.	20	1,276
Chesapeake Utilities Corp.	11	879
SJW Group	12	795
NRG Yield, Inc. — Class C	43	740
Connecticut Water Service, Inc.	8	522
Unitil Corp.	10	510
Middlesex Water Co.	11	464
NRG Yield, Inc. — Class A	24	409
York Water Co.	9	286
Artesian Resources Corp. — Class A	5	194
Atlantic Power Corp.*	77	169
Ameresco, Inc. — Class A*	12	144
Consolidated Water Company Ltd.	10	129
RGC Resources, Inc.	4	117
Spark Energy, Inc. — Class A	8	78
Global Water Resources, Inc.	7	66
Total Utilities		48,106

Diversified - 0.0%
HRG Group, Inc.*	83	1,087

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	21	517

Total Common Stocks
(Cost $1,144,031)		1,508,746

WARRANTS†† - 0.0%
Imperial Holdings, Inc.
$10.75, 10/06/19*	2	—
Total Warrants
(Cost $—)		—

RIGHTS††† - 0.0%
Omthera Pharmaceuticals, Inc.*,2	37	—
Tobira Therapeutics, Inc.*,2	8	—
Dyax Corp.*,2	406	—
Nexstar Media Group, Inc.*,2	132	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 58.7%
Guggenheim Strategy Fund I3	124,212	3,110,258
Guggenheim Strategy Fund II3	90,556	2,263,004
Total Mutual Funds
(Cost $5,366,811)		5,373,262

	Face Amount

U.S. TREASURY BILLS†† - 3.3%
U.S. Treasury Bills
1.87% due 09/20/18[4,5,6]	$300,000	298,750
1.72% due 07/12/18[5,6,10]	4,000	3,998
Total U.S. Treasury Bills
(Cost $302,721)		302,748

REPURCHASE AGREEMENTS††,7 - 23.8%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[4]	1,197,035	1,197,035
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[4]	587,800	587,800
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[4]	391,867	391,867
Total Repurchase Agreements
(Cost $2,176,702)		2,176,702

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,8 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[9]	37,998	$37,998
Total Securities Lending Collateral
(Cost $37,998)		37,998

Total Investments - 102.7%
(Cost $9,028,263)		$9,399,456
Other Assets & Liabilities, net - (2.7)%		(248,776)
Total Net Assets - 100.0%		$9,150,680

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	1	Sep 2018	$82,335	$(1,483)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	1.98%	At Maturity	07/31/18	2,759	$4,533,046	$7,214
BNP Paribas	Russell 2000 Index	2.09%	At Maturity	07/30/18	317	520,217	829
Goldman Sachs International	Russell 2000 Index	1.83%	At Maturity	07/27/18	4,315	7,089,125	(109,839)
						$12,142,388	$(101,796)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at June 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Affiliated issuer.
[4]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7 day yield as of June 30, 2018.
[10]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
RUSSELL 2000® 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,508,746	$—	$—	$1,508,746
Warrants	—	—*	—	—
Rights	—	—	—*	—
Mutual Funds	5,373,262	—	—	5,373,262
U.S. Treasury Bills	—	302,748	—	302,748
Repurchase Agreements	—	2,176,702	—	2,176,702
Securities Lending Collateral	37,998	—	—	37,998
Equity Index Swap Agreements**	—	8,043	—	8,043
Total Assets	$6,920,006	$2,487,493	$—	$9,407,499

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$1,483	$—	$—	$1,483
Equity Index Swap Agreements**	—	109,839	—	109,839
Total Liabilities	$1,483	$109,839	$—	$111,322

*	Includes securities with a market value of $0
**	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$2,584,967	$2,626,694	$(2,100,000)	$(3,212)	$1,809	$3,110,258	124,212	$26,600
Guggenheim Strategy Fund II	2,536,218	228,599	(500,000)	203	(2,016)	2,263,004	90,556	28,615
	$5,121,185	$2,855,293	$(2,600,000)	$(3,009)	$(207)	$5,373,262		$55,215

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $36,893 of securities loaned (cost $1,484,750)	$1,849,492
Investments in affiliated issuers, at value (cost $5,366,811)	5,373,262
Repurchase agreements, at value (cost $2,176,702)	2,176,702
Cash	45
Segregated cash with broker	1,711
Unrealized appreciation on swap agreements	8,043
Receivables:
Dividends	14,530
Fund shares sold	12,159
Interest	252
Securities lending income	68
Total assets	9,436,264

Liabilities:
Unrealized depreciation on swap agreements	109,839
Payable for:
Fund shares redeemed	88,062
Return of securities loaned	37,998
Securities purchased	13,540
Management fees	7,526
Swap settlement	2,366
Transfer agent and administrative fees	2,091
Investor service fees	2,091
Portfolio accounting fees	836
Trustees’ fees*	291
Variation margin	200
Miscellaneous	20,744
Total liabilities	285,584
Commitments and contingent liabilities (Note 11)	—
Net assets	$9,150,680

Net assets consist of:
Paid in capital	$7,961,285
Undistributed net investment income	4,446
Accumulated net realized gain on investments	917,035
Net unrealized appreciation on investments	267,914
Net assets	$9,150,680
Capital shares outstanding	111,902
Net asset value per share	$81.77

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $4)	$14,298
Dividends from securities of affiliated issuers	55,215
Interest	21,144
Income from securities lending, net	823
Total investment income	91,480

Expenses:
Management fees	43,751
Investor service fees	12,153
Transfer agent and administrative fees	12,153
Professional fees	9,516
Portfolio accounting fees	4,861
Trustees’ fees*	902
Custodian fees	650
Line of credit fees	11
Miscellaneous	2,551
Total expenses	86,548
Net investment income	4,932

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(133,150)
Investments in affiliated issuers	(3,009)
Swap agreements	680,372
Futures contracts	(7,402)
Net realized gain	536,811
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(218)
Investments in affiliated issuers	(207)
Swap agreements	(50,681)
Futures contracts	429
Net change in unrealized appreciation (depreciation)	(50,677)
Net realized and unrealized gain	486,134
Net increase in net assets resulting from operations	$491,066

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,932	$(19,459)
Net realized gain on investments	536,811	1,115,012
Net change in unrealized appreciation (depreciation) on investments	(50,677)	(76,931)
Net increase in net assets resulting from operations	491,066	1,018,622

Distributions to shareholders from:
Net realized gains	—	(283,182)
Total distributions to shareholders	—	(283,182)

Capital share transactions:
Proceeds from sale of shares	28,358,378	64,226,025
Distributions reinvested	—	283,182
Cost of shares redeemed	(28,768,330)	(65,934,245)
Net decrease from capital share transactions	(409,952)	(1,425,038)
Net increase (decrease) in net assets	81,114	(689,598)

Net assets:
Beginning of period	9,069,566	9,759,164
End of period	$9,150,680	$9,069,566
Undistributed net investment income/Accumulated net investment loss at end of period	$4,446	$(486)

Capital share activity:
Shares sold	369,434	947,877
Shares issued from reinvestment of distributions	—	4,237
Shares redeemed	(379,134)	(982,925)
Net decrease in shares	(9,700)	(30,811)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$74.58	$64.03	$49.10	$53.99	$51.77	$32.64
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.14)	(.38)	(.46)	(.48)	(.34)
Net gain (loss) on investments (realized and unrealized)	7.15	12.71	15.31	(4.43)	2.70	19.47
Total from investment operations	7.19	12.57	14.93	(4.89)	2.22	19.13
Less distributions from:
Net realized gains	—	(2.02)	—	—	—	—
Total distributions	—	(2.02)	—	—	—	—
Net asset value, end of period	$81.77	$74.58	$64.03	$49.10	$53.99	$51.77

Total Return[c]	9.64%	20.01%	30.41%	(9.08%)	4.29%	58.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,151	$9,070	$9,759	$6,342	$11,085	$12,521
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.21%)	(0.74%)	(0.84%)	(0.94%)	(0.80%)
Total expenses[d]	1.78%	1.80%	1.77%	1.70%	1.76%	1.74%
Portfolio turnover rate	143%	234%	1,198%	406%	624%	352%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.2%
Guggenheim Strategy Fund I	11.7%
Total	38.9%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Inverse Russell 2000® Strategy Fund	(7.52%)	(15.35%)	(13.79%)	(16.25%)
Russell 2000 Index	7.66%	17.57%	15.43%	12.93%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 38.9%
Guggenheim Strategy Fund II1	9,963	$248,969
Guggenheim Strategy Fund I1	4,281	107,208
Total Mutual Funds
(Cost $353,250)		356,177

	Face Amount

FEDERAL AGENCY NOTES†† - 20.3%
Fannie Mae[2]
1.13% due 07/20/18	$70,000	69,973
Federal Farm Credit Bank[3]
2.04% (1 Month USD LIBOR - 0.05%) due 01/23/19[4]	50,000	50,023
4.13% due 12/10/18	16,000	16,142
Total Federal Farm Credit Bank		66,165
Freddie Mac[2]
0.80% due 07/11/18	50,000	49,986
Total Federal Agency Notes
(Cost $186,118)		186,124

U.S. TREASURY BILLS†† - 11.6%
U.S. Treasury Bills
1.87% due 09/20/18[5,6,7]	100,000	99,583
1.72% due 07/12/18[6,7,9]	7,000	6,997
Total U.S. Treasury Bills
(Cost $106,571)		106,580

FEDERAL AGENCY DISCOUNT NOTES†† - 10.9%
Federal Home Loan Bank[3]
1.85% due 07/06/18[6,7]	100,000	99,974
Total Federal Agency Discount Notes
(Cost $99,974)		99,974

REPURCHASE AGREEMENTS††,8 - 11.9%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[5]	59,903	59,903
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[5]	29,415	29,415
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[5]	19,610	19,610
Total Repurchase Agreements
(Cost $108,928)		108,928

Total Investments - 93.6%
(Cost $854,841)		$857,783
Other Assets & Liabilities, net - 6.4%		58,188
Total Net Assets - 100.0%		$915,971

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	1	Sep 2018	$82,335	$1,479

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain (Loss)
OTC Equity Index Swap Agreements Sold Short††
Goldman Sachs International	Russell 2000 Index	(1.53%)	At Maturity	07/27/18	242	$398,322	$4,827
BNP Paribas	Russell 2000 Index	(1.59%)	At Maturity	07/30/18	43	70,682	(114)
Barclays Bank plc	Russell 2000 Index	(1.48%)	At Maturity	07/31/18	222	364,057	(579)
						$833,061	$4,134

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	Repurchase Agreements — See Note 6.
[9]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$356,177	$—	$—	$356,177
Federal Agency Notes	—	186,124	—	186,124
U.S. Treasury Bills	—	106,580	—	106,580
Federal Agency Discount Notes	—	99,974	—	99,974
Repurchase Agreements	—	108,928	—	108,928
Equity Futures Contracts*	1,479	—	—	1,479
Equity Index Swap Agreements*	—	4,827	—	4,827
Total Assets	$357,656	$506,433	$—	$864,089

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements*	$—	$693	$—	$693

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
INVERSE RUSSELL 2000® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$204,695	$362,590	$(460,000)	$7	$(84)	$107,208	4,281	$2,587
Guggenheim Strategy Fund II	305,436	53,737	(110,000)	542	(746)	248,969	9,963	3,731
	$510,131	$416,327	$(570,000)	$549	$(830)	$356,177		$6,318

128 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $392,663)	$392,678
Investments in affiliated issuers, at value (cost $353,250)	356,177
Repurchase agreements, at value (cost $108,928)	108,928
Segregated cash with broker	172
Unrealized appreciation on swap agreements	4,827
Prepaid Expenses	207
Receivables:
Fund shares sold	55,820
Dividends	1,272
Interest	614
Variation margin	200
Total assets	920,895

Liabilities:
Unrealized depreciation on swap agreements	693
Payable for:
Securities purchased	1,301
Management fees	1,206
Swap settlement	607
Transfer agent and administrative fees	335
Investor service fees	335
Licensing fees	256
Portfolio accounting fees	134
Trustees’ fees*	42
Fund shares redeemed	15
Total liabilities	4,924
Commitments and contingent liabilities (Note 11)	—
Net assets	$915,971

Net assets consist of:
Paid in capital	$7,630,247
Undistributed net investment income	888
Accumulated net realized loss on investments	(6,723,719)
Net unrealized appreciation on investments	8,555
Net assets	$915,971
Capital shares outstanding	16,120
Net asset value per share	$56.82

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$6,318
Interest	4,460
Total investment income	10,778

Expenses:
Management fees	4,983
Investor service fees	1,384
Transfer agent and administrative fees	1,384
Professional fees	834
Portfolio accounting fees	554
Trustees’ fees*	106
Custodian fees	70
Miscellaneous	575
Total expenses	9,890
Net investment income	888

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	549
Swap agreements	(104,755)
Futures contracts	(12,485)
Net realized loss	(116,691)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	15
Investments in affiliated issuers	(830)
Swap agreements	(2,551)
Futures contracts	2,145
Net change in unrealized appreciation (depreciation)	(1,221)
Net realized and unrealized loss	(117,912)
Net decrease in net assets resulting from operations	$(117,024)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 129

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$888	$(26,976)
Net realized loss on investments	(116,691)	(714,962)
Net change in unrealized appreciation (depreciation) on investments	(1,221)	(107,182)
Net decrease in net assets resulting from operations	(117,024)	(849,120)

Capital share transactions:
Proceeds from sale of shares	10,176,999	59,108,576
Cost of shares redeemed	(10,067,399)	(69,646,127)
Net increase (decrease) from capital share transactions	109,600	(10,537,551)
Net decrease in net assets	(7,424)	(11,386,671)

Net assets:
Beginning of period	923,395	12,310,066
End of period	$915,971	$923,395
Undistributed net investment income at end of period	$888	$—

Capital share activity:
Shares sold	172,001	864,931
Shares redeemed	(170,909)	(1,023,191)
Net increase (decrease) in shares	1,092	(158,260)

130 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e,f]	Year Ended December 31, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$61.44	$71.04	$89.12	$89.01	$97.61	$141.19
Income (loss) from investment operations:
Net investment income (loss)[b]	.05	(.51)	(.35)	(1.20)	(1.44)	(1.98)
Net gain (loss) on investments (realized and unrealized)	(4.67)	(9.09)	(17.73)	1.31	(7.16)	(41.60)
Total from investment operations	(4.62)	(9.60)	(18.08)	.11	(8.60)	(43.58)
Net asset value, end of period	$56.82	$61.44	$71.04	$89.12	$89.01	$97.61

Total Return[c]	(7.52%)	(13.49%)	(20.28%)	0.10%	(8.85%)	(30.85%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$916	$923	$12,310	$6,949	$1,592	$2,066
Ratios to average net assets:
Net investment income (loss)	0.16%	(0.74%)	(1.14%)	(1.39%)	(1.50%)	(1.69%)
Total expenses[d]	1.79%	1.80%	1.75%	1.71%	1.76%	1.74%
Portfolio turnover rate	86%	445%	1,160%	452%	415%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse Share Split — Per share amounts for periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Reverse Share Split — Per share amounts for periods presented through December 31, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 131

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the Dow Jones Industrial Average® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	33.0%
Guggenheim Strategy Fund I	28.0%
Boeing Co.	1.7%
UnitedHealth Group, Inc.	1.2%
Goldman Sachs Group, Inc.	1.1%
3M Co.	1.0%
Home Depot, Inc.	1.0%
Apple, Inc.	0.9%
McDonald’s Corp.	0.8%
International Business Machines Corp.	0.7%
Top Ten Total	69.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Dow 2x Strategy Fund	(4.97%)	28.04%	22.42%	15.39%
Dow Jones Industrial Average Index	(0.73%)	16.31%	12.96%	10.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

132 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
DOW 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 18.2%

Industrial - 4.0%
Boeing Co.	747	$250,626
3M Co.	747	146,950
Caterpillar, Inc.	747	101,346
United Technologies Corp.	747	93,397
Total Industrial		592,319

Financial - 3.5%
Goldman Sachs Group, Inc.	747	164,766
Visa, Inc. — Class A	747	98,940
Travelers Companies, Inc.	747	91,388
JPMorgan Chase & Co.	747	77,837
American Express Co.	747	73,206
Total Financial		506,137

Consumer, Non-cyclical - 3.0%
UnitedHealth Group, Inc.	747	183,269
Johnson & Johnson	747	90,641
Procter & Gamble Co.	747	58,311
Merck & Company, Inc.	747	45,343
Coca-Cola Co.	747	32,763
Pfizer, Inc.	747	27,101
Total Consumer, Non-cyclical		437,428

Consumer, Cyclical - 2.9%
Home Depot, Inc.	747	145,740
McDonald’s Corp.	747	117,047
Walmart, Inc.	747	63,981
NIKE, Inc. — Class B	747	59,521
Walgreens Boots Alliance, Inc.	747	44,831
Total Consumer, Cyclical		431,120

Technology - 2.4%
Apple, Inc.	747	138,277
International Business Machines Corp.	747	104,356
Microsoft Corp.	747	73,662
Intel Corp.	747	37,133
Total Technology		353,428

Energy - 1.1%
Chevron Corp.	747	94,443
Exxon Mobil Corp.	747	61,800
Total Energy		156,243

Communications - 1.0%
Walt Disney Co.	747	78,293
Verizon Communications, Inc.	747	37,582
Cisco Systems, Inc.	747	32,143
Total Communications		148,018

Basic Materials - 0.3%
DowDuPont, Inc.	747	49,242

Total Common Stocks
(Cost $2,065,596)		2,673,935

MUTUAL FUNDS† - 61.0%
Guggenheim Strategy Fund II1	193,478	4,835,017
Guggenheim Strategy Fund I1	164,360	4,115,569
Total Mutual Funds
(Cost $8,934,304)		8,950,586

	Face Amount

U.S. TREASURY BILLS†† - 8.6%
U.S. Treasury Bills
1.87% due 09/20/18[2,3,4]	$1,100,000	1,095,417
1.72% due 07/12/18[3,4,6]	173,000	172,919
Total U.S. Treasury Bills
(Cost $1,268,225)		1,268,336

REPURCHASE AGREEMENTS††,5 - 4.9%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[2]	392,281	392,281
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[2]	192,629	192,629
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[2]	128,419	128,419
Total Repurchase Agreements
(Cost $713,329)		713,329

Total Investments - 92.7%
(Cost $12,981,454)		$13,606,186
Other Assets & Liabilities, net - 7.3%		1,067,449
Total Net Assets - 100.0%		$14,673,635

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
DOW 2x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	49	Sep 2018	$5,943,700	$(227,655)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	2.48%	At Maturity	07/31/18	638	$15,490,931	$98,169
BNP Paribas	Dow Jones Industrial Average Index	2.59%	At Maturity	07/30/18	216	5,245,824	26,468
						$20,736,755	$124,637

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	Repurchase Agreements — See Note 6.
[6]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,673,935	$—	$—	$2,673,935
Mutual Funds	8,950,586	—	—	8,950,586
U.S. Treasury Bills	—	1,268,336	—	1,268,336
Repurchase Agreements	—	713,329	—	713,329
Equity Index Swap Agreements*	—	124,637	—	124,637
Total Assets	$11,624,521	$2,106,302	$—	$13,730,823

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts*	$227,655	$—	$—	$227,655

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

134 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
DOW 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$6,839,170	$6,078,065	$(8,800,000)	$2,416	$(4,082)	$4,115,569	164,360	$33,073
Guggenheim Strategy Fund II	6,953,642	985,017	(3,100,000)	(4,742)	1,100	4,835,017	193,478	79,963
	$13,792,812	$7,063,082	$(11,900,000)	$(2,326)	$(2,982)	$8,950,586		$113,036

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 135

DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $3,333,821)	$3,942,271
Investments in affiliated issuers, at value (cost $8,934,304)	8,950,586
Repurchase agreements, at value (cost $713,329)	713,329
Segregated cash with broker	468,326
Unrealized appreciation on swap agreements	124,637
Receivables:
Fund shares sold	515,599
Dividends	23,939
Variation margin	9,800
Interest	83
Total assets	14,748,570

Liabilities:
Payable for:
Securities purchased	23,129
Management fees	12,217
Transfer agent and administrative fees	3,394
Investor service fees	3,394
Swap settlement	2,782
Portfolio accounting fees	1,357
Fund shares redeemed	1,135
Trustees’ fees*	413
Miscellaneous	27,114
Total liabilities	74,935
Commitments and contingent liabilities (Note 11)	—
Net assets	$14,673,635

Net assets consist of:
Paid in capital	$12,070,603
Undistributed net investment income	74,755
Accumulated net realized gain on investments	2,006,563
Net unrealized appreciation on investments	521,714
Net assets	$14,673,635
Capital shares outstanding	90,066
Net asset value per share	$162.92

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$76,891
Dividends from securities of affiliated issuers	113,036
Interest	30,785
Total investment income	220,712

Expenses:
Management fees	90,203
Investor service fees	25,056
Transfer agent and administrative fees	25,056
Professional fees	18,620
Portfolio accounting fees	10,023
Trustees’ fees*	2,592
Custodian fees	1,437
Line of credit fees	384
Miscellaneous	4,244
Total expenses	177,615
Net investment income	43,097

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(493,201)
Investments in affiliated issuers	(2,326)
Swap agreements	(1,412,507)
Futures contracts	436,402
Net realized loss	(1,471,632)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(15,015)
Investments in affiliated issuers	(2,982)
Swap agreements	294,535
Futures contracts	(278,376)
Net change in unrealized appreciation (depreciation)	(1,838)
Net realized and unrealized loss	(1,473,470)
Net decrease in net assets resulting from operations	$(1,430,373)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

136 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$43,097	$31,658
Net realized gain (loss) on investments	(1,471,632)	8,121,706
Net change in unrealized appreciation (depreciation) on investments	(1,838)	(420,249)
Net increase (decrease) in net assets resulting from operations	(1,430,373)	7,733,115

Distributions to shareholders from:
Net investment income	—	(8,701)
Net realized gains	—	(303,555)
Total distributions to shareholders	—	(312,256)

Capital share transactions:
Proceeds from sale of shares	50,877,487	101,953,788
Distributions reinvested	—	312,256
Cost of shares redeemed	(58,092,464)	(102,877,419)
Net decrease from capital share transactions	(7,214,977)	(611,375)
Net increase (decrease) in net assets	(8,645,350)	6,809,484

Net assets:
Beginning of period	23,318,985	16,509,501
End of period	$14,673,635	$23,318,985
Undistributed net investment income at end of period	$74,755	$31,658

Capital share activity:
Shares sold	295,402	783,548
Shares issued from reinvestment of distributions	—	2,407
Shares redeemed	(341,353)	(799,910)
Net decrease in shares	(45,951)	(13,955)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$171.44	$110.08	$84.22	$112.60	$169.97	$104.48
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.25	.06	(.06)	(.40)	(.40)
Net gain (loss) on investments (realized and unrealized)	(8.89)	63.43	25.80	(2.89)	27.20	65.89
Total from investment operations	(8.52)	63.68	25.86	(2.95)	26.80	65.49
Less distributions from:
Net investment income	—	(.06)	—	—	—	—
Net realized gains	—	(2.26)	—	(25.43)	(84.17)	—
Total distributions	—	(2.32)	—	(25.43)	(84.17)	—
Net asset value, end of period	$162.92	$171.44	$110.08	$84.22	$112.60	$169.97

Total Return[c]	(4.97%)	58.51%	30.72%	(4.22%)	16.80%	62.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,674	$23,319	$16,510	$21,905	$19,978	$23,727
Ratios to average net assets:
Net investment income (loss)	0.43%	0.18%	0.07%	(0.06%)	(0.25%)	(0.29%)
Total expenses[d]	1.77%	1.81%	1.77%	1.72%	1.76%	1.72%
Portfolio turnover rate	196%	256%	361%	212%	227%	518%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

INVERSE DOW 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the Dow Jones Industrial AverageSM (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: May 3, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	23.0%
Guggenheim Strategy Fund II	21.0%
Total	44.0%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Inverse Dow 2x Strategy Fund	(1.24%)	(27.74%)	(25.16%)	(26.47%)
Dow Jones Industrial Average Index	(0.73%)	16.31%	12.96%	10.78%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
INVERSE DOW 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 44.0%
Guggenheim Strategy Fund I1	21,526	$539,003
Guggenheim Strategy Fund II1	19,635	490,666
Total Mutual Funds
(Cost $1,029,501)		1,029,669

	Face Amount

FEDERAL AGENCY NOTES†† - 12.6%
Freddie Mac[2]
0.80% due 07/11/18	$100,000	99,972
Federal Farm Credit Bank[3]
0.75% due 07/18/18	100,000	99,950
Fannie Mae[2]
1.13% due 12/14/18	95,000	94,571
Total Federal Agency Notes
(Cost $294,601)		294,493

FEDERAL AGENCY DISCOUNT NOTES†† - 8.6%
Federal Home Loan Bank[3]
1.85% due 07/03/18[4,5]	100,000	99,990
1.85% due 07/06/18[4,5]	100,000	99,974
Total Federal Agency Discount Notes
(Cost $199,964)		199,964

U.S. TREASURY BILLS†† - 0.2%
U.S. Treasury Bills
1.72% due 07/12/18[4,5,8]	5,000	4,998
Total U.S. Treasury Bills
(Cost $4,997)		4,998

REPURCHASE AGREEMENTS††,6 - 37.2%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[7]	478,337	478,337
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[7]	234,886	234,886
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[7]	156,591	156,591
Total Repurchase Agreements
(Cost $869,814)		869,814

Total Investments - 102.6%
(Cost $2,398,877)		$2,398,938
Other Assets & Liabilities, net - (2.6)%		(59,655)
Total Net Assets - 100.0%		$2,339,283

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Dow Jones Industrial Average Index	(2.23%)	At Maturity	07/31/18	11	$265,190	$(1,680)
BNP Paribas	Dow Jones Industrial Average Index	(2.09%)	At Maturity	07/30/18	181	4,393,671	(27,244)
						$4,658,861	$(28,924)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as equity index swap collateral at June 30, 2018.
[8]	All or a portion of this security is pledged as futures collateral at June 30, 2018.

See Sector Classification in Other Information section.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
INVERSE DOW 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,029,669	$—	$—	$1,029,669
Federal Agency Notes	—	294,493	—	294,493
Federal Agency Discount Notes	—	199,964	—	199,964
U.S. Treasury Bills	—	4,998	—	4,998
Repurchase Agreements	—	869,814	—	869,814
Total Assets	$1,029,669	$1,369,269	$—	$2,398,938

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements*	$—	$28,924	$—	$28,924

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$892,337	$1,256,659	$(1,610,000)	$(210)	$217	$539,003	21,526	$6,659
Guggenheim Strategy Fund II	992,937	1,058,318	(1,560,000)	(822)	233	490,666	19,635	8,327
	$1,885,274	$2,314,977	$(3,170,000)	$(1,032)	$450	$1,029,669		$14,986

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 141

INVERSE DOW 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $499,562)	$499,455
Investments in affiliated issuers, at value (cost $1,029,501)	1,029,669
Repurchase agreements, at value (cost $869,814)	869,814
Receivables:
Fund shares sold	3,550
Dividends	2,320
Interest	868
Swap settlement	284
Total assets	2,405,960

Liabilities:
Unrealized depreciation on swap agreements	28,924
Payable for:
Fund shares redeemed	31,316
Securities purchased	2,404
Management fees	1,287
Transfer agent and administrative fees	357
Investor service fees	357
Portfolio accounting fees	143
Trustees’ fees*	41
Miscellaneous	1,848
Total liabilities	66,677
Commitments and contingent liabilities (Note 11)	—
Net assets	$2,339,283

Net assets consist of:
Paid in capital	$20,603,455
Undistributed net investment income	2,610
Accumulated net realized loss on investments	(18,237,919)
Net unrealized depreciation on investments	(28,863)
Net assets	$2,339,283
Capital shares outstanding	58,596
Net asset value per share	$39.92

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$14,986
Interest	8,910
Total investment income	23,896

Expenses:
Management fees	10,832
Investor service fees	3,009
Transfer agent and administrative fees	3,009
Professional fees	2,623
Portfolio accounting fees	1,203
Trustees’ fees*	264
Custodian fees	173
Line of credit fees	5
Miscellaneous	168
Total expenses	21,285
Net investment income	2,610

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(1,032)
Swap agreements	(97,068)
Futures contracts	(113,513)
Net realized loss	(211,613)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(107)
Investments in affiliated issuers	450
Swap agreements	(46,669)
Net change in unrealized appreciation (depreciation)	(46,326)
Net realized and unrealized loss	(257,939)
Net decrease in net assets resulting from operations	$(255,329)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

142 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE DOW 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,610	$(22,925)
Net realized loss on investments	(211,613)	(1,964,989)
Net change in unrealized appreciation (depreciation) on investments	(46,326)	(32,320)
Net decrease in net assets resulting from operations	(255,329)	(2,020,234)

Capital share transactions:
Proceeds from sale of shares	19,321,344	88,085,116
Cost of shares redeemed	(20,425,709)	(85,769,402)
Net increase (decrease) from capital share transactions	(1,104,365)	2,315,714
Net increase (decrease) in net assets	(1,359,694)	295,480

Net assets:
Beginning of period	3,698,977	3,403,497
End of period	$2,339,283	$3,698,977
Undistributed net investment income at end of period	$2,610	$—

Capital share activity:
Shares sold	499,231	1,601,378
Shares redeemed	(532,157)	(1,561,252)
Net increase (decrease) in shares	(32,926)	40,126

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 143

INVERSE DOW 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[e,f]	Year Ended December 31, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$40.42	$66.22	$94.11	$102.38	$130.67	$233.06
Income (loss) from investment operations:
Net investment income (loss)[b]	.04	(.32)	(.25)	(1.50)	(1.80)	(2.82)
Net gain (loss) on investments (realized and unrealized)	(.54)	(25.48)	(27.64)	(6.77)	(26.49)	(99.57)
Total from investment operations	(.50)	(25.80)	(27.89)	(8.27)	(28.29)	(102.39)
Net asset value, end of period	$39.92	$40.42	$66.22	$94.11	$102.38	$130.67

Total Return[c]	(1.24%)	(38.95%)	(29.65%)	(8.03%)	(21.77%)	(43.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,339	$3,699	$3,403	$5,057	$2,305	$2,577
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.58%)	(0.84%)	(1.52%)	(1.51%)	(1.67%)
Total expenses[d]	1.77%	1.81%	1.77%	1.72%	1.77%	1.72%
Portfolio turnover rate	189%	915%	642%	270%	247%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:10 reverse share split effective January 24, 2014.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

144 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: August 18, 1997

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	40.0%
Guggenheim Strategy Fund II	14.4%
Guggenheim Strategy Fund I	9.7%
Total	64.1%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Government Long Bond 1.2x Strategy Fund	(5.22%)	(2.29%)	4.01%	5.52%
Daily Price Movement of Long Treasury Bond**	(4.87%)	(2.73%)	1.46%	2.27%
Bloomberg Barclays U.S. Long Treasury Bond Index	(3.00%)	(0.13%)	4.55%	6.05%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect any interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 24.1%
Guggenheim Strategy Fund II1	69,759	$1,743,282
Guggenheim Strategy Fund I1	46,754	1,170,726
Total Mutual Funds
(Cost $2,909,186)		2,914,008

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 40.0%
U.S. Treasury Bond
3.13% due 05/15/48	$4,700,000	4,825,578
Total U.S. Government Securities
(Cost $4,618,826)		4,825,578

FEDERAL AGENCY NOTES†† - 8.3%
Fannie Mae[2]
1.13% due 07/20/18	500,000	499,805
Federal Farm Credit Bank[3]
0.75% due 07/18/18	500,000	499,751
Total Federal Agency Notes
(Cost $999,545)		999,556

FEDERAL AGENCY DISCOUNT NOTES†† - 4.8%
Freddie Mac[2]
1.85% due 07/09/18[4,5]	380,000	379,844
Federal Home Loan Bank[3]
1.40% due 07/02/18[4,5]	200,000	199,990
Total Federal Agency Discount Notes
(Cost $579,834)		579,834

U.S. TREASURY BILLS†† - 0.9%
U.S. Treasury Bills
1.72% due 07/12/18[4,5,7]	110,000	109,949
Total U.S. Treasury Bills
(Cost $109,940)		109,949

REPURCHASE AGREEMENTS††,6 - 20.2%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	1,343,382	1,343,382
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	659,664	659,664
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	439,776	439,776
Total Repurchase Agreements
(Cost $2,442,822)		2,442,822

Total Investments - 98.3%
(Cost $11,660,153)		$11,871,747
Other Assets & Liabilities, net - 1.7%		204,365
Total Net Assets - 100.0%		$12,076,112

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	70	Sep 2018	$11,154,063	$128,201

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as futures collateral at June 30, 2018.

See Sector Classification in Other Information section.

146 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,914,008	$—	$—	$2,914,008
U.S. Government Securities	—	4,825,578	—	4,825,578
Federal Agency Notes	—	999,556	—	999,556
Federal Agency Discount Notes	—	579,834	—	579,834
U.S. Treasury Bills	—	109,949	—	109,949
Repurchase Agreements	—	2,442,822	—	2,442,822
Interest Rate Futures Contracts*	128,201	—	—	128,201
Total Assets	$3,042,209	$8,957,739	$—	$11,999,948

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,606,986	$6,464,234	$(6,900,000)	$(1,714)	$1,220	$1,170,726	46,754	$14,069
Guggenheim Strategy Fund II	2,512,682	6,730,939	(7,500,000)	8,224	(8,563)	1,743,282	69,759	20,658
	$4,119,668	$13,195,173	$(14,400,000)	$6,510	$(7,343)	$2,914,008		$34,727

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 147

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $6,308,145)	$6,514,917
Investments in affiliated issuers, at value (cost $2,909,186)	2,914,008
Repurchase agreements, at value (cost $2,442,822)	2,442,822
Segregated cash with broker	121,616
Receivables:
Securities sold	1,026,719
Interest	31,301
Fund shares sold	24,594
Dividends	4,294
Total assets	13,080,271

Liabilities:
Payable for:
Fund shares redeemed	952,701
Variation margin	19,687
Securities purchased	4,533
Management fees	4,433
Investor service fees	2,217
Transfer agent and administrative fees	1,773
Portfolio accounting fees	887
Trustees’ fees*	303
Miscellaneous	17,625
Total liabilities	1,004,159
Commitments and contingent liabilities (Note 11)	—
Net assets	$12,076,112

Net assets consist of:
Paid in capital	$23,779,969
Distributions in excess of net investment income	(327)
Accumulated net realized loss on investments	(12,043,325)
Net unrealized appreciation on investments	339,795
Net assets	$12,076,112
Capital shares outstanding	403,820
Net asset value per share	$29.90

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$34,727
Interest	140,551
Total investment income	175,278

Expenses:
Management fees	31,764
Investor service fees	15,882
Transfer agent and administrative fees	12,706
Professional fees	9,874
Portfolio accounting fees	6,353
Trustees’ fees*	1,446
Custodian fees	807
Line of credit fees	658
Miscellaneous	1,939
Total expenses	81,429
Net investment income	93,849

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(560,767)
Investments in affiliated issuers	6,510
Futures contracts	(271,464)
Net realized loss	(825,721)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	154,256
Investments in affiliated issuers	(7,343)
Futures contracts	22,709
Net change in unrealized appreciation (depreciation)	169,622
Net realized and unrealized loss	(656,099)
Net decrease in net assets resulting from operations	$(562,250)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$93,849	$190,590
Net realized gain (loss) on investments	(825,721)	997,554
Net change in unrealized appreciation (depreciation) on investments	169,622	(231,937)
Net increase (decrease) in net assets resulting from operations	(562,250)	956,207

Distributions to shareholders from:
Net investment income	(94,321)	(190,445)
Total distributions to shareholders	(94,321)	(190,445)

Capital share transactions:
Proceeds from sale of shares	152,572,722	305,778,361
Distributions reinvested	94,321	190,445
Cost of shares redeemed	(151,551,726)	(312,241,675)
Net increase (decrease) from capital share transactions	1,115,317	(6,272,869)
Net increase (decrease) in net assets	458,746	(5,507,107)

Net assets:
Beginning of period	11,617,366	17,124,473
End of period	$12,076,112	$11,617,366
(Distributions in excess of) undistributed net investment income at end of period	$(327)	$145

Capital share activity:
Shares sold	5,170,581	9,987,452
Shares issued from reinvestment of distributions	3,213	6,217
Shares redeemed	(5,135,462)	(10,211,356)
Net increase (decrease) in shares	38,332	(217,687)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 149

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$31.79	$29.36	$29.73	$45.27	$33.88	$45.61
Income (loss) from investment operations:
Net investment income (loss)[b]	.22	.38	.31	.32	.29	.33
Net gain (loss) on investments (realized and unrealized)	(1.89)	2.43	(.38)	(3.29)	11.38	(8.52)
Total from investment operations	(1.67)	2.81	(.07)	(2.97)	11.67	(8.19)
Less distributions from:
Net investment income	(.22)	(.38)	(.30)	(.31)	(.28)	(.33)
Net realized gains	—	—	—	(12.26)	—	(3.21)
Total distributions	(.22)	(.38)	(.30)	(12.57)	(.28)	(3.54)
Net asset value, end of period	$29.90	$31.79	$29.36	$29.73	$45.27	$33.88

Total Return[c]	(5.22%)	9.64%	(0.33%)	(5.09%)	34.67%	(18.25%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,076	$11,617	$17,124	$17,372	$28,003	$9,994
Ratios to average net assets:
Net investment income (loss)	1.48%	1.24%	0.93%	0.86%	0.72%	0.78%
Total expenses[d]	1.28%	1.30%	1.25%	1.21%	1.26%	1.24%
Portfolio turnover rate	1,365%	2,055%	1,386%	1,800%	1,763%	3,661%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

150 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contracts on a specified debt instrument on a daily basis. The Fund’s current benchmark is the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: May 1, 2003

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	32.7%
Guggenheim Strategy Fund I	30.0%
Top Ten Total	62.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Inverse Government Long Bond Strategy Fund	3.88%	0.53%	(6.28%)	(9.25%)
Daily Price Movement of Long Treasury Bond**	(4.87%)	(2.73%)	1.46%	2.27%
Bloomberg Barclays U.S. Long Treasury Bond Index	(3.00%)	(0.13%)	4.55%	6.05%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Bond Index and the Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

**	Does not reflect interest.
†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 62.7%
Guggenheim Strategy Fund II1	48,222	$1,205,072
Guggenheim Strategy Fund I1	44,058	1,103,222
Total Mutual Funds
(Cost $2,299,023)		2,308,294

	Face Amount

FEDERAL AGENCY DISCOUNT NOTES†† - 10.9%
Federal Home Loan Bank[2]
1.85% due 07/06/18[3,4]	$300,000	299,923
1.53% due 07/02/18[3,4]	100,000	99,995
Total Federal Home Loan Bank		399,918
Total Federal Agency Discount Notes
(Cost $399,918)		399,918

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
1.72% due 07/12/18[3,4,7]	24,000	23,989
Total U.S. Treasury Bills
(Cost $23,987)		23,989

REPURCHASE AGREEMENTS†† - 116.1%
Individual Repurchase Agreements[5]
Barclays Capital issued 06/29/18 at 1.80% due 07/02/18 (secured by U.S. Treasury Bond at a rate of 3.13% and maturing 05/15/2048 as collateral, with a value of $1,751,346) to be repurchased at $1,783,214	1,723,375	1,723,375
Mizuho Financial Group, Inc. issued 06/29/18 at 1.90% due 07/02/18 (secured by U.S. Treasury Bond at a rate of 3.13% and maturing 05/15/2048 as collateral, with a value of $1,545,703) to be repurchased at $1,573,828	1,521,015	1,521,015
Joint Repurchase Agreements[6]
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	566,010	566,010
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	277,938	277,938
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	185,292	185,292
Total Repurchase Agreements
(Cost $4,273,630)		4,273,630

Total Investments - 190.3%
(Cost $6,996,558)		$7,005,831

U.S. GOVERNMENT SECURITIES SOLD SHORT†† - (89.3)%
U.S. Treasury Bond
3.13% due 05/15/48	3,200,000	(3,285,500)
Total U.S. Government Securities Sold Short
(Proceeds $3,191,871)		(3,285,500)
Other Assets & Liabilities, net - (1.0)%		(38,079)
Total Net Assets - 100.0%		$3,682,252

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	3	Sep 2018	$478,031	$(8,626)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	All or a portion of this security is pledged as short security collateral at June 30, 2018.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as futures collateral at June 30, 2018.

See Sector Classification in Other Information section.

152 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,308,294	$—	$—	$2,308,294
Federal Agency Discount Notes	—	399,918	—	399,918
U.S. Treasury Bills	—	23,989	—	23,989
Repurchase Agreements	—	4,273,630	—	4,273,630
Total Assets	$2,308,294	$4,697,537	$—	$7,005,831

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$3,285,500	$—	$3,285,500
Interest Rate Futures Contracts*	8,626	—	—	8,626
Total Liabilities	$8,626	$3,285,500	$—	$3,294,126

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,239,073	$645,036	$(780,000)	$(134)	$(753)	$1,103,222	44,058	$14,930
Guggenheim Strategy Fund II	1,538,100	1,513,664	(1,845,000)	(813)	(879)	1,205,072	48,222	18,479
	$2,777,173	$2,158,700	$(2,625,000)	$(947)	$(1,632)	$2,308,294		$33,409

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 153

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $423,905)	$423,907
Investments in affiliated issuers, at value (cost $2,299,023)	2,308,294
Repurchase agreements, at value (cost $4,273,630)	4,273,630
Receivables:
Dividends	6,589
Variation margin	844
Interest	453
Total assets	7,013,717

Liabilities:
Securities sold short, at value (proceeds $3,191,871)	3,285,500
Payable for:
Fund shares redeemed	14,915
Securities purchased	6,776
Management fees	3,128
Transfer agent and administrative fees	869
Investor service fees	869
Portfolio accounting fees	347
Trustees’ fees*	151
Miscellaneous	18,910
Total liabilities	3,331,465
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,682,252

Net assets consist of:
Paid in capital	$10,777,795
Accumulated net investment loss	(31,497)
Accumulated net realized loss on investments	(6,971,064)
Net unrealized depreciation on investments	(92,982)
Net assets	$3,682,252
Capital shares outstanding	37,408
Net asset value per share	$98.43

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$33,409
Interest	45,448
Total investment income	78,857

Expenses:
Management fees	22,824
Investor service fees	6,340
Transfer agent and administrative fees	6,340
Short interest expense	66,540
Portfolio accounting fees	2,536
Trustees’ fees*	491
Custodian fees	323
Miscellaneous	4,960
Total expenses	110,354
Net investment loss	(31,497)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	15
Investments in affiliated issuers	(947)
Futures contracts	42,551
Securities sold short	255,867
Net realized gain	297,486
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3
Investments in affiliated issuers	(1,632)
Securities sold short	(83,523)
Futures contracts	(1,741)
Net change in unrealized appreciation (depreciation)	(86,893)
Net realized and unrealized gain	210,593
Net increase in net assets resulting from operations	$179,096

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(31,497)	$(100,248)
Net realized gain (loss) on investments	297,486	(379,988)
Net change in unrealized appreciation (depreciation) on investments	(86,893)	(89,386)
Net increase (decrease) in net assets resulting from operations	179,096	(569,622)

Capital share transactions:
Proceeds from sale of shares	35,697,620	188,057,984
Cost of shares redeemed	(36,870,605)	(186,633,374)
Net increase (decrease) from capital share transactions	(1,172,985)	1,424,610
Net increase (decrease) in net assets	(993,889)	854,988

Net assets:
Beginning of period	4,676,141	3,821,153
End of period	$3,682,252	$4,676,141
Accumulated net investment loss at end of period	$(31,497)	$—

Capital share activity:
Shares sold	356,609	1,913,948
Shares redeemed	(368,556)	(1,901,334)
Net increase (decrease) in shares	(11,947)	12,614

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 155

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Year Ended December 31, 2014[e,f]	Year Ended December 31, 2013[e,f]
Per Share Data
Net asset value, beginning of period	$94.75	$104.00	$107.17	$108.46	$159.80	$138.61
Income (loss) from investment operations:
Net investment income (loss)[b]	(.62)	(1.88)	(.87)	(3.63)	(5.40)	(5.40)
Net gain (loss) on investments (realized and unrealized)	4.30	(7.37)	(2.30)	2.34	(33.58)	26.59
Total from investment operations	3.68	(9.25)	(3.17)	(1.29)	(38.98)	21.19
Less distributions from:
Net realized gains	—	—	—	—	(12.36)	—
Total distributions	—	—	—	—	(12.36)	—
Net asset value, end of period	$98.43	$94.75	$104.00	$107.17	$108.46	$159.80

Total Return[c]	3.88%	(8.89%)	(2.94%)	(1.22%)	(24.91%)	15.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,682	$4,676	$3,821	$4,740	$6,595	$19,598
Ratios to average net assets:
Net investment income (loss)	(1.24%)	(1.89%)	(2.59%)	(3.39%)	(3.90%)	(3.56%)
Total expenses[d,g]	4.35%	4.00%	3.65%	3.66%	4.10%	3.59%
Portfolio turnover rate	662%	2,300%	1,384%	1,305%	2,537%	5,999%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2014, have been restated to reflect a 1:5 reverse share split effective January 24, 2014.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016, have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[g]	Total expenses may include interest expense related to short sales. Excluding interest expense, the net expense ratios for the periods presented would be:

2018	2017	2016	2015	2014	2013
1.73%	1.75%	1.72%	1.65%	1.71%	1.69%

156 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: October 15, 2014

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	29.3%
Guggenheim Strategy Fund I	26.9%
iShares iBoxx $ High Yield Corporate Bond ETF	0.1%
SPDR Bloomberg Barclays High Yield Bond ETF	0.0%*
Total	56.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns**,†

Periods Ended June 30, 2018

	6 month‡	1 Year	Since Inception (10/15/14)
High Yield Strategy Fund	(1.14%)	1.58%	4.77%
Bloomberg Barclays U.S. Corporate High Yield Index	0.16%	2.62%	5.17%
S&P 500 Index	2.65%	14.37%	13.06%

*	Less than 0.01%.
**

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indicies and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 157

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
HIGH YIELD STRATEGY FUND

	Shares	Value

EXCHANGE-TRADED FUNDS† - 0.1%
iShares iBoxx $ High Yield Corporate Bond ETF[1]	20	$1,702
SPDR Bloomberg Barclays High Yield Bond ETF[1]	47	1,667
Total Exchange-Traded Funds
(Cost $3,012)		3,369

MUTUAL FUNDS† - 56.2%
Guggenheim Strategy Fund II2	53,815	1,344,832
Guggenheim Strategy Fund I2	49,370	1,236,220
Total Mutual Funds
(Cost $2,557,045)		2,581,052

	Face Amount

FEDERAL AGENCY NOTES†† - 10.9%
Federal Farm Credit Bank[3]
2.04% (1 Month USD LIBOR -0.05%) due 01/23/19[4]	$150,000	150,068
0.75% due 07/18/18	100,000	99,951
Total Federal Farm Credit Bank		250,019
Freddie Mac[5]
0.80% due 07/11/18	250,000	249,931
Total Federal Agency Notes
(Cost $499,930)		499,950

FEDERAL AGENCY DISCOUNT NOTES†† - 8.0%
Federal Home Loan Bank[3]
1.85% due 07/06/18[6,7]	200,000	199,949
1.86% due 07/09/18[6,7]	167,000	166,931
Total Federal Home Loan Bank		366,880
Total Federal Agency Discount Notes
(Cost $366,880)		366,880

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
1.72% due 07/12/18[6,7,12]	27,000	26,987
Total U.S. Treasury Bills
(Cost $26,985)		26,987

REPURCHASE AGREEMENTS††,8 - 17.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	444,368	444,368
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	218,205	218,205
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	145,470	145,470
Total Repurchase Agreements
(Cost $808,043)		808,043

	Shares

SECURITIES LENDING COLLATERAL†,9 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[10]	2,583	2,583
Total Securities Lending Collateral
(Cost $2,583)		2,583

Total Investments - 93.5%
(Cost $4,264,478)		$4,288,864
Other Assets & Liabilities, net - 6.5%		300,301
Total Net Assets - 100.0%		$4,589,165

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	34	Sep 2018	$3,862,453	$6,497

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Loss
Barclays Bank plc	ICE	CDX.NA.HY.30 Index	5.00%	At Maturity	06/20/23	$4,050,000	$231,660	$238,447	$(6,787)

158 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
HIGH YIELD STRATEGY FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Credit Index Swap Agreements††,11
Goldman Sachs International	iShares iBoxx High Yield Corporate Bond	1.60%	At Maturity	07/27/18	4,190	$356,485	$(1,924)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	Repurchase Agreements — See Note 6.
[9]	Securities lending collateral — See Note 7.
[10]	Rate indicated is the 7 day yield as of June 30, 2018.
[11]	Total Return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective at June 30, 2018.
[12]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
CDX.NA.HY.30 Index — Credit Default Swap North American High Yield Series 30 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
USD — United States Dollar
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Funds	$3,369	$—	$—	$3,369
Mutual Funds	2,581,052	—	—	2,581,052
Federal Agency Notes	—	499,950	—	499,950
Federal Agency Discount Notes	—	366,880	—	366,880
U.S. Treasury Bills	—	26,987	—	26,987
Repurchase Agreements	—	808,043	—	808,043
Securities Lending Collateral	2,583	—	—	2,583
Interest Rate Futures Contracts*	6,497	—	—	6,497
Total Assets	$2,593,501	$1,701,860	$—	$4,295,361

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements*	$—	$6,787	$—	$6,787
Credit Index Swap Agreements*	—	1,924	—	1,924
Total Liabilities	$—	$8,711	$—	$8,711

*	This derivative is reported as unrealized gain/loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,720,466	$616,261	$(1,100,000)	$4,766	$(5,273)	$1,236,220	49,370	$16,191
Guggenheim Strategy Fund II	2,125,460	20,291	(800,000)	3,273	(4,192)	1,344,832	53,815	20,063
	$3,845,926	$636,552	$(1,900,000)	$8,039	$(9,465)	$2,581,052		$36,254

160 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $2,518 of securities loaned (cost $899,390)	$899,769
Investments in affiliated issuers, at value (cost $2,557,045)	2,581,052
Repurchase agreements, at value (cost $808,043)	808,043
Unamortized upfront premiums paid on credit default swaps	238,447
Receivables:
Fund shares sold	116,526
Interest	7,633
Dividends	6,955
Variation margin on credit default swap agreements	131
Securities lending income	25
Total assets	4,658,581

Liabilities:
Segregated cash due to broker	41,840
Unrealized depreciation on swap agreements	1,924
Payable for:
Securities purchased	7,164
Management fees	2,836
Return of securities loaned	2,583
Variation margin on futures contracts	1,328
Transfer agent and administrative fees	945
Investor service fees	945
Portfolio accounting fees	378
Trustees’ fees*	132
Fund shares redeemed	64
Swap settlement	35
Miscellaneous	9,242
Total liabilities	69,416
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,589,165

Net assets consist of:
Paid in capital	$4,316,486
Undistributed net investment income	313,372
Accumulated net realized loss on investments	(62,865)
Net unrealized appreciation on investments	22,172
Net assets	$4,589,165
Capital shares outstanding	55,563
Net asset value per share	$82.59

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$9,121
Dividends from securities of affiliated issuers	36,254
Interest	10,963
Income from securities lending, net	1,163
Total investment income	57,501

Expenses:
Management fees	18,453
Investor service fees	6,151
Transfer agent and administrative fees	6,151
Professional fees	4,773
Portfolio accounting fees	2,460
Trustees’ fees*	493
Custodian fees	323
Line of credit fees	2
Miscellaneous	90
Total expenses	38,896
Net investment income	18,605

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(8,463)
Investments in affiliated issuers	8,039
Swap agreements	105,993
Futures contracts	(120,803)
Net realized loss	(15,234)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(7,111)
Investments in affiliated issuers	(9,465)
Swap agreements	(75,944)
Futures contracts	31,581
Net change in unrealized appreciation (depreciation)	(60,939)
Net realized and unrealized loss	(76,173)
Net decrease in net assets resulting from operations	$(57,568)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 161

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$18,605	$27,422
Net realized gain (loss) on investments	(15,234)	663,785
Net change in unrealized appreciation (depreciation) on investments	(60,939)	(180,503)
Net increase (decrease) in net assets resulting from operations	(57,568)	510,704

Distributions to shareholders from:
Net investment income	—	(320,362)
Total distributions to shareholders	—	(320,362)

Capital share transactions:
Proceeds from sale of shares	10,700,763	26,835,037
Distributions reinvested	—	320,362
Cost of shares redeemed	(12,577,810)	(28,212,332)
Net decrease from capital share transactions	(1,877,047)	(1,056,933)
Net decrease in net assets	(1,934,615)	(866,591)

Net assets:
Beginning of period	6,523,780	7,390,371
End of period	$4,589,165	$6,523,780
Undistributed net investment income at end of period	$313,372	$294,767

Capital share activity:
Shares sold	129,489	322,071
Shares issued from reinvestment of distributions	—	3,919
Shares redeemed	(152,014)	(338,582)
Net decrease in shares	(22,525)	(12,592)

162 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[f]	Year Ended December 31, 2015[f]	Period Ended December 31, 2014[b,f]
Per Share Data
Net asset value, beginning of period	$83.54	$81.50	$75.17	$76.12	$75.00
Income (loss) from investment operations:
Net investment income (loss)[c]	.31	.29	.14	(.30)	(.09)
Net gain (loss) on investments (realized and unrealized)	(1.26)	5.23	6.99	(.29)	1.21
Total from investment operations	(.95)	5.52	7.13	(.59)	1.12
Less distributions from:
Net investment income	—	(3.48)	(.80)	—	—
Net realized gains	—	—	—	(.36)	—
Total distributions	—	(3.48)	(.80)	(.36)	—
Net asset value, end of period	$82.59	$83.54	$81.50	$75.17	$76.12

Total Return[d]	(1.14%)	6.87%	11.62%	(0.71%)	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,589	$6,524	$7,390	$6,751	$4,060
Ratios to average net assets:
Net investment income (loss)	0.76%	0.35%	0.51%	(0.39%)	(0.51%)
Total expenses[e]	1.58%	1.60%	1.56%	1.49%	1.57%
Portfolio turnover rate	55%	124%	255%	258%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Since commencement of operations: October 15, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[c]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 163

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN — Federal Agency Discount Note
FAN — Federal Agency Note

Inception Date: May 7, 1997

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
U.S. Government Money Market Fund	0.17%	0.18%	0.04%	0.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

164 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 52.4%
Federal Home Loan Bank[1]
1.94% (1 Month USD LIBOR - 0.14%) due 08/22/18[2]	$5,000,000	$5,000,000
2.21% (3 Month USD LIBOR - 0.13%) due 09/14/18[2]	2,505,000	2,506,405
1.38% due 03/18/19	1,150,000	1,142,505
1.90% (1 Month USD LIBOR - 0.10%) due 11/02/18[2]	1,000,000	1,000,117
1.97% (1 Month USD LIBOR - 0.13%) due 11/23/18[2]	1,000,000	1,000,000
1.75% due 12/21/18	550,000	549,051
0.88% due 10/15/18	510,000	508,217
1.00% due 09/06/18	500,000	499,048
2.21% (3 Month USD LIBOR - 0.12%) due 09/20/18[2]	300,000	300,029
2.11% (3 Month USD LIBOR - 0.22%) due 07/09/18[2]	100,000	99,998
1.00% due 09/25/18	90,000	89,832
Total Federal Home Loan Bank		12,695,202
Federal Farm Credit Bank[1]
1.92% (U.S. Prime Rate - 3.08%) due 03/12/19[2]	5,000,000	4,995,236
1.94% (U.S. Prime Rate - 3.06%) due 06/05/19[2]	5,000,000	4,995,083
2.15% (U.S. Prime Rate - 2.85%) due 08/10/18[2]	1,000,000	1,000,309
2.31% (3 Month USD LIBOR - 0.03%) due 09/18/18[2]	500,000	500,155
0.88% due 09/20/18	238,000	237,516
2.25% (U.S. Prime Rate - 2.75%) due 07/18/18[2]	200,000	200,024
1.85% due 09/19/18	175,000	175,009
Total Federal Farm Credit Bank		12,103,332
Fannie Mae[3]
1.88% due 09/18/18	1,991,000	1,990,697
1.38% due 03/13/19	1,000,000	993,570
1.50% due 11/30/18	750,000	748,222
1.13% due 01/04/19	500,000	497,191
1.25% due 09/27/18	425,000	424,402
Total Fannie Mae		4,654,082
Freddie Mac[3]
1.20% due 09/24/18	730,000	728,991
1.10% due 09/13/18	500,000	499,047
1.35% due 01/25/19	250,000	248,736
Total Freddie Mac		1,476,774
Total Federal Agency Notes
(Cost $30,929,390)		30,929,390

FEDERAL AGENCY DISCOUNT NOTES†† - 11.1%
Federal Home Loan Bank[1]
1.91% due 10/01/18[4,5]	5,000,000	4,975,339
1.67% due 12/04/18[4,5]	1,100,000	1,092,040
1.93% due 08/31/18[4,5]	200,000	199,346
1.95% due 09/10/18[4,5]	100,000	99,614
Total Federal Home Loan Bank		6,366,339
Federal Farm Credit Bank[1]
1.70% due 09/12/18[4,5]	100,000	99,655
1.97% due 10/02/18[4,5]	100,000	99,486
Total Federal Farm Credit Bank		199,141
Total Federal Agency Discount Notes
(Cost $6,565,480)		6,565,480

REPURCHASE AGREEMENTS††,6 - 41.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	13,505,032	13,505,032
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	6,631,609	6,631,609
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	4,421,072	4,421,072
Total Repurchase Agreements
(Cost $24,557,713)		24,557,713

Total Investments - 105.1%
(Cost $62,052,583)		$62,052,583
Other Assets & Liabilities, net - (5.1)%		(3,023,256)
Total Net Assets - 100.0%		$59,029,327

††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]

Variable rate security. Rate indicated is the rate effective at June 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Zero coupon rate security.
[6]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 165

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$30,929,390	$—	$30,929,390
Federal Agency Discount Notes	—	6,565,480	—	6,565,480
Repurchase Agreements	—	24,557,713	—	24,557,713
Total Assets	$—	$62,052,583	$—	$62,052,583

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

166 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value (cost $37,494,870)	$37,494,870
Repurchase agreements, at value (cost $24,557,713)	24,557,713
Receivables:
Interest	58,580
Total assets	62,111,163

Liabilities:
Payable for:
Fund shares redeemed	2,936,445
Management fees	25,056
Investor service fees	12,528
Transfer agent and administrative fees	10,023
Portfolio accounting fees	5,011
Trustees’ fees*	1,660
Miscellaneous	91,113
Total liabilities	3,081,836
Commitments and contingent liabilities (Note 11)	—
Net assets	$59,029,327

Net assets consist of:
Paid in capital	$59,026,788
Distributions in excess of net investment income	(1,053)
Accumulated net realized gain on investments	3,592
Net unrealized appreciation on investments	—
Net assets	$59,029,327
Capital shares outstanding	59,013,181
Net asset value per share	$1.00

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Interest	$558,101
Total investment income	558,101

Expenses:
Management fees	171,823
Investor service fees	85,911
Transfer agent and administrative fees	68,730
Professional fees	56,447
Portfolio accounting fees	34,364
Trustees’ fees*	8,322
Custodian fees	4,454
Miscellaneous	10,139
Total expenses	440,190
Net investment income	117,911

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,164
Net realized gain	2,164
Net increase in net assets resulting from operations	$120,075

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 167

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$117,911	$1,135
Net realized gain on investments	2,164	1,605
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	120,075	2,740

Distributions to shareholders from:
Net investment income	(118,964)	(1,312)
Net realized gains	—	(6,371)
Total distributions to shareholders	(118,964)	(7,683)

Capital share transactions:
Proceeds from sale of shares	89,177,331	137,795,910
Distributions reinvested	118,964	7,683
Cost of shares redeemed	(108,537,294)	(121,233,340)
Net increase (decrease) from capital share transactions	(19,240,999)	16,570,253
Net increase (decrease) in net assets	(19,239,888)	16,565,310

Net assets:
Beginning of period	78,269,215	61,703,905
End of period	$59,029,327	$78,269,215
Distributions in excess of net investment income at end of period	$(1,053)	$—

Capital share activity:
Shares sold	89,177,331	137,794,598
Shares issued from reinvestment of distributions	118,964	7,681
Shares redeemed	(108,537,294)	(121,233,339)
Net increase (decrease) in shares	(19,240,999)	16,568,940

168 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[b]	— [c]	— [c]	— [c]	— [c]	— [c]	— [c]
Net gain (loss) on investments (realized and unrealized)	— [c]	— [c]	— [c]	— [c]	— [c]	— [c]
Total from investment operations	—	—	—	—	—	—
Less distributions from:
Net investment income	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Net realized gains	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Total distributions	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]	(—)[c]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[d]	0.17%	0.01%	0.00%	0.00%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,029	$78,269	$61,704	$99,178	$98,358	$98,655
Ratios to average net assets:
Net investment income (loss)	0.34%	— [f]	— [f]	— [f]	— [f]	— [f]
Total expenses	1.28%	1.31%	1.25%	1.20%	1.26%	1.23%
Net expenses[e]	1.28%	0.96%	0.40%	0.13%	0.05%	0.07%
Portfolio turnover rate	—	—	—	—	—	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Nova Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, S&P 500® 2x Strategy Fund, NASDAQ-100® 2x Strategy Fund, Mid-Cap1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 2x Strategy Fund, Russell 2000® 1.5x Strategy Fund, Inverse Russell 2000® Strategy Fund, Dow 2x Strategy Fund, Inverse Dow 2x Strategy Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company, with the exception of U.S. Government Money Market Fund which is a diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

170 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at net asset value.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a Fund are accounted for using the unrealized gains or losses on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.91% at June 30, 2018.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also

172 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$6,424,906	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	66,031
NASDAQ-100® Fund	Index exposure, Liquidity	12,968,158	—
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	2,727,156	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	27,698,118	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	2,091,710	—
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	152,990	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	614,880	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	155,910
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,238,570	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	361,920
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	13,680,703	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	559,953
High Yield Strategy Fund	Duration, Index exposure, Liquidity	4,106,281	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the

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underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is a limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For funds utilizing interest rate swaps, the exchange bears the risk of loss for interest rate swaps.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$44,252,328	$—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	3,306,163
NASDAQ-100® Fund	Index exposure, Liquidity	30,463,428	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	805,268
S&P 500® 2x Strategy Fund	Index exposure, Leverage, Liquidity	79,297,986	—
NASDAQ-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	74,143,256	—
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	7,535,762	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	170,501
Russell 2000® 2x Strategy Fund	Index exposure, Leverage, Liquidity	8,459,957	—
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	11,327,076	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	725,125
Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	25,129,025	—
Inverse Dow 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	4,141,751
High Yield Strategy Fund	Duration, Index exposure, Liquidity	182,609	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

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The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$4,225,000

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer.

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Credit contracts	Variation margin on credit default swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2018
Nova Fund	$—	$235,076	$—	$—	$235,076
Inverse S&P 500® Strategy Fund	—	3,117	—	—	3,117
NASDAQ-100® Fund	—	210,018	—	—	210,018
Inverse NASDAQ-100® Strategy Fund	—	985	—	—	985
S&P 500® 2x Strategy Fund	—	357,035	—	—	357,035
NASDAQ-100® 2x Strategy Fund	—	470,453	—	—	470,453
Mid-Cap 1.5x Strategy Fund	—	5,529	—	—	5,529
Inverse Mid-Cap Strategy Fund	—	438	—	—	438
Russell 2000® 2x Strategy Fund	—	6,022	—	—	6,022
Russell 2000® 1.5x Strategy Fund	—	8,043	—	—	8,043
Inverse Russell 2000® Strategy Fund	1,479	4,827	—	—	6,306
Dow 2x Strategy Fund	—	124,637	—	—	124,637
Government Long Bond 1.2x Strategy Fund	—	—	128,201	—	128,201
High Yield Strategy Fund	—	—	6,497	—	6,497

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at June 30, 2018
Nova Fund	$444	$—	$—	$—	$444
Inverse S&P 500® Strategy Fund	—	8,718	—	—	8,718
NASDAQ-100® Fund	199,675	30,132	—	—	229,807
Inverse NASDAQ-100® Strategy Fund	—	4,089	—	—	4,089
S&P 500® 2x Strategy Fund	444	23,677	—	—	24,121
NASDAQ-100® 2x Strategy Fund	221,091	160,518	—	—	381,609
Mid-Cap 1.5x Strategy Fund	30,350	41,705	—	—	72,055
Inverse Mid-Cap Strategy Fund	—	349	—	—	349
Russell 2000® 2x Strategy Fund	—	6,024	—	—	6,024
Russell 2000® 1.5x Strategy Fund	1,483	109,839	—	—	111,322
Inverse Russell 2000® Strategy Fund	—	693	—	—	693
Dow 2x Strategy Fund	227,655	—	—	—	227,655
Inverse Dow 2x Strategy Fund	—	28,924	—	—	28,924
Inverse Government Long Bond Strategy Fund	—	—	8,626	—	8,626
High Yield Strategy Fund	—	—	—	8,711	8,711

*

Includes cumulative appreciation (depreciation) of futures contracts and credit default swap agreements as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$57,239	$(425,425)	$—	$—	$(368,186)
Inverse S&P 500® Strategy Fund	19,644	44,278	—	—	63,922
NASDAQ-100® Fund	1,184,744	1,362,404	—	—	2,547,148
Inverse NASDAQ-100® Strategy Fund	—	(97,297)	—	—	(97,297)
S&P 500® 2x Strategy Fund	72,210	(1,553,071)	—	—	(1,480,861)
NASDAQ-100® 2x Strategy Fund	1,361,120	5,279,925	—	—	6,641,045
Mid-Cap 1.5x Strategy Fund	140,406	122,768	—	—	263,174
Inverse Mid-Cap Strategy Fund	—	(36,050)	—	—	(36,050)
Russell 2000® 2x Strategy Fund	208,266	300,239	—	—	508,505
Russell 2000® 1.5x Strategy Fund	(7,402)	680,372	—	—	672,970
Inverse Russell 2000® Strategy Fund	(12,485)	(104,755)	—	—	(117,240)
Dow 2x Strategy Fund	436,402	(1,412,507)	—	—	(976,105)
Inverse Dow 2x Strategy Fund	(113,513)	(97,068)	—	—	(210,581)
Government Long Bond 1.2x Strategy Fund	—	—	(271,464)	—	(271,464)
Inverse Government Long Bond Strategy Fund	—	—	42,551	—	42,551
High Yield Strategy Fund	—	—	(120,803)	105,993	(14,810)

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(134,479)	$348,861	$—	$—	$214,382
Inverse S&P 500® Strategy Fund	1,779	(15,182)	—	—	(13,403)
NASDAQ-100® Fund	(281,856)	245,505	—	—	(36,351)
Inverse NASDAQ-100® Strategy Fund	—	(7,992)	—	—	(7,992)
S&P 500® 2x Strategy Fund	(157,664)	558,047	—	—	400,383
NASDAQ-100® 2x Strategy Fund	(227,289)	965,471	—	—	738,182
Mid-Cap 1.5x Strategy Fund	(61,293)	(16,057)	—	—	(77,350)
Inverse Mid-Cap Strategy Fund	—	(512)	—	—	(512)
Russell 2000® 2x Strategy Fund	2,205	61,090	—	—	63,295
Russell 2000® 1.5x Strategy Fund	429	(50,681)	—	—	(50,252)
Inverse Russell 2000® Strategy Fund	2,145	(2,551)	—	—	(406)
Dow 2x Strategy Fund	(278,376)	294,535	—	—	16,159
Inverse Dow 2x Strategy Fund	—	(46,669)	—	—	(46,669)
Government Long Bond 1.2x Strategy Fund	—	—	22,709	—	22,709
Inverse Government Long Bond Strategy Fund	—	—	(1,741)	—	(1,741)
High Yield Strategy Fund	—	—	31,581	(75,944)	(44,363)

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$235,076	$—	$235,076	$—	$—	$235,076
Inverse S&P 500® Strategy Fund	Swap equity contracts	3,117	—	3,117	—	—	3,117
NASDAQ-100® Fund	Swap equity contracts	210,018	—	210,018	—	—	210,018
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	985	—	985	—	—	985
S&P 500® 2x Strategy Fund	Swap equity contracts	357,035	—	357,035	—	—	357,035
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	470,453	—	470,453	—	—	470,453
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	5,529	—	5,529	—	—	5,529
Inverse Mid-Cap Strategy Fund	Swap equity contracts	438	—	438	—	—	438
Russell 2000® 2x Strategy Fund	Swap equity contracts	6,022	—	6,022	—	—	6,022
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	8,043	—	8,043	—	—	8,043
Inverse Russell 2000® Strategy Fund	Swap equity contracts	4,827	—	4,827	—	—	4,827
Dow 2x Strategy Fund	Swap equity contracts	124,637	—	124,637	—	—	124,637

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$8,718	$—	$8,718	$1,031	$—	$7,687
NASDAQ-100® Fund	Swap equity contracts	30,132	—	30,132	30,132	—	—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	4,089	—	4,089	—	4,089	—
S&P 500® 2x Strategy Fund	Swap equity contracts	23,677	—	23,677	23,677	—	—
NASDAQ-100® 2x Strategy Fund	Swap equity contracts	160,518	—	160,518	160,518	—	—
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	41,705	—	41,705	41,705	—	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	349	—	349	—	349	—
Russell 2000® 2x Strategy Fund	Swap equity contracts	6,024	—	6,024	6,024	—	—
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	109,839	—	109,839	109,839	—	—
Inverse Russell 2000® Strategy Fund	Swap equity contracts	693	—	693	—	693	—
Inverse Dow 2x Strategy Fund	Swap equity contracts	28,924	—	28,924	—	28,924	—
High Yield Strategy Fund	Swap credit contracts	1,924	—	1,924	—	—	1,924

[1]	Exchange-traded futures and centrally cleared swaps are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following table presents deposits held by others in connection with derivative investments as of June 30, 2018. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total Return Swap agreements	$3,824	$—
Nova Fund Total			3,824	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	564	—
Inverse S&P 500® Strategy Fund Total			564	—
NASDAQ-100® Fund	Barclays Bank plc	Total Return Swap agreements	383,154	—
	Goldman Sachs Group	Futures contracts	289,443	—
NASDAQ-100® Fund Total			672,597	—
S&P 500® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	51,950	—
S&P 500® 2x Strategy Fund Total			51,950	—
NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	981,472	—
NASDAQ-100® 2x Strategy Fund Total			981,472	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	516	—
Mid-Cap 1.5x Strategy Fund Total			516	—
Russell 2000® 1.5x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	1,711	—
Russell 2000® 1.5x Strategy Fund Total			1,711	—
Inverse Russell 2000® Strategy Fund	Barclays Bank plc	Total Return Swap agreements	172	—
Inverse Russell 2000® Strategy Fund Total			172	—
Dow 2x Strategy Fund	Barclays Bank plc	Total Return Swap agreements	400,258	—
	Goldman Sachs Group	Futures contracts	68,068	—
Dow 2x Strategy Fund Total			468,326	—
Government Long Bond 1.2x Strategy Fund	Goldman Sachs Group	Futures contracts	121,616	—
Government Long Bond 1.2x Strategy Fund Total			121,616	—
High Yield Strategy Fund	Barclays Bank plc	Credit Default Swaps agreements	—	41,840
High Yield Strategy Fund Total			—	41,840

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
NASDAQ-100® Fund	0.75%
Inverse NASDAQ-100® Strategy Fund	0.90%
S&P 500® 2x Strategy Fund	0.90%
NASDAQ-100® 2x Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 2x Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Inverse Russell 2000® Strategy Fund	0.90%
Dow 2x Strategy Fund	0.90%
Inverse Dow 2x Strategy Fund	0.90%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2018, the Funds did not waive any fees related to investments in affiliated funds.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder investor services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder investor services fees are waived, dealer compensation will be reduced to the extent of such waiver.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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At June 30, 2018, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percentage of outstanding shares owned
High Yield Strategy Fund	44.30%

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
2.10%			1.88% - 2.50%
Due 07/02/18	$47,042,511	$47,050,743	08/31/22 - 08/15/25	$46,464,300	$45,313,928
			U.S. Treasury Bonds
			3.00% - 3.38%
			05/15/44 - 05/15/47	2,559,600	2,582,788
					47,896,716

Barclays Capital			U.S. TIP Notes
2.07%			0.39% - 1.00%
Due 07/02/18	23,100,095	23,104,080	01/15/26 - 02/15/46	18,009,827	17,794,154
			U.S. Treasury Note
			1.88%
			03/31/22	5,903,500	5,752,223
					23,546,377

Bank of America Merrill Lynch			U.S. Treasury Note
2.08%			4.00%
Due 07/02/18	15,400,064	15,402,733	08/15/18	15,438,500	15,658,625

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering

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their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At June 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$15,579	$(15,579)	$—	$16,093	$—	$16,093
NASDAQ-100® Fund	427,631	(427,631)	—	444,129	—	444,129
S&P 500® 2x Strategy Fund	3,151	(3,151)	—	3,303	—	3,303
NASDAQ-100® 2x Strategy Fund	221,757	(221,757)	—	230,349	—	230,349
Mid-Cap 1.5x Strategy Fund	5,509	(5,509)	—	5,670	—	5,670
Russell 2000® 2x Strategy Fund	11,156	(11,156)	—	11,478	—	11,478
Russell 2000® 1.5x Strategy Fund	36,893	(36,893)	—	37,998	—	37,998
High Yield Strategy Fund	2,518	(2,518)	—	2,583	—	2,583

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Nova Fund	$43,473,984	$176,270	$(70,658)	$105,612
Inverse S&P 500® Strategy Fund	3,357,137	11,712	(9,037)	2,675
NASDAQ-100® Fund	76,594,421	26,236,997	(519,470)	25,717,527
Inverse NASDAQ-100® Strategy Fund	715,159	3,591	(4,089)	(498)
S&P 500® 2x Strategy Fund	36,539,039	—	(589,287)	(589,287)
NASDAQ-100® 2x Strategy Fund	65,104,872	6,585,455	(448,146)	6,137,309
Mid-Cap 1.5x Strategy Fund	6,314,525	106,282	(76,369)	29,913
Inverse Mid-Cap Strategy Fund	147,141	746	(354)	392
Russell 2000® 2x Strategy Fund	11,089,512	127,167	(11,368)	115,799
Russell 2000® 1.5x Strategy Fund	9,110,645	314,395	(128,863)	185,532
Inverse Russell 2000® Strategy Fund	855,055	9,034	(693)	8,341
Dow 2x Strategy Fund	13,097,601	639,603	(234,036)	405,567
Inverse Dow 2x Strategy Fund	2,399,990	—	(29,976)	(29,976)
Government Long Bond 1.2x Strategy Fund	11,688,062	311,887	(1)	311,886
Inverse Government Long Bond Strategy Fund	3,805,099	9,236	(102,630)	(93,394)
High Yield Strategy Fund	4,269,689	25,672	(8,711)	16,961
U.S. Government Money Market Fund	62,052,583	—	—	—

Note 9 – Securities Transactions

For the period ended June 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$105,430,498	$110,793,040
Inverse S&P 500® Strategy Fund	7,899,402	8,140,000
NASDAQ-100® Fund	41,096,973	33,007,681
Inverse NASDAQ-100® Strategy Fund	455,725	360,000
S&P 500® 2x Strategy Fund	75,537,465	77,507,777
NASDAQ-100® 2x Strategy Fund	77,126,552	83,710,239
Mid-Cap 1.5x Strategy Fund	2,482,392	3,046,078
Inverse Mid-Cap Strategy Fund	314,160	320,000
Russell 2000® 2x Strategy Fund	12,473,270	14,996,789
Russell 2000® 1.5x Strategy Fund	9,830,856	10,176,445
Inverse Russell 2000® Strategy Fund	416,327	570,000
Dow 2x Strategy Fund	30,759,488	36,339,506
Inverse Dow 2x Strategy Fund	2,314,976	3,170,000
Government Long Bond 1.2x Strategy Fund	13,195,174	14,400,000
Inverse Government Long Bond Strategy Fund	2,158,700	2,625,000
High Yield Strategy Fund	1,778,046	3,399,787
U.S. Government Money Market Fund	—	—

For the period ended June 30, 2018, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$121,654,781	$119,930,625
Inverse Government Long Bond Strategy Fund	41,569,875	41,220,367

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$11,646,781	$38,536,597	$(154,944)
NASDAQ-100® Fund	14,454,425	13,990,936	552,857
S&P 500® 2x Strategy Fund	44,206,706	57,522,585	1,327,986
NASDAQ-100® 2x Strategy Fund	31,436,096	55,055,950	1,767,179
Mid-Cap 1.5x Strategy Fund	1,045,551	940,412	(40,787)
Russell 2000® 2x Strategy Fund	4,573,535	5,939,981	59,646
Russell 2000® 1.5x Strategy Fund	6,751,859	4,826,897	(68,057)
Dow 2x Strategy Fund	5,909,768	16,865,732	5,686
U.S. Government Money Market Fund	4,993,454	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.66% for the period ended June 30, 2018. The Funds did not have any borrowings outstanding under this agreement at June 30, 2018.

The average daily balances borrowed for the period ended June 30, 2018, were as follows:

Fund	Average Daily Balance
Nova Fund	$584
NASDAQ-100® Fund	395
Inverse NASDAQ-100® Strategy Fund	19
S&P 500® 2x Strategy Fund	6,041
NASDAQ-100® 2x Strategy Fund	4,756
Russell 2000® 2x Strategy Fund	1,389
Russell 2000® 1.5x Strategy Fund	416
Inverse Russell 2000® Strategy Fund	3
Dow 2x Strategy Fund	13,781
Inverse Dow 2x Strategy Fund	181
Government Long Bond 1.2x Strategy Fund	23,800
High Yield Strategy Fund	66

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

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In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the Investment Advisory Agreement the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund

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OTHER INFORMATION (Unaudited)(continued)

performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 189

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	165	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).

190 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1998 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 191

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2007-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1990-2009).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

192 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 193

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

194 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 195

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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6.30.2018

Rydex Variable Trust Semi-Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

GuggenheimInvestments.com	RVATB2-SEMI-0618x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	9
S&P 500® PURE VALUE FUND	15
S&P MIDCAP 400® PURE GROWTH FUND	22
S&P MIDCAP 400® PURE VALUE FUND	29
S&P SMALLCAP 600® PURE GROWTH FUND	35
S&P SMALLCAP 600® PURE VALUE FUND	42
EUROPE 1.25x STRATEGY FUND	49
JAPAN 2x STRATEGY FUND	57
STRENGTHENING DOLLAR 2x STRATEGY FUND	63
WEAKENING DOLLAR 2x STRATEGY FUND	70
NOTES TO FINANCIAL STATEMENTS	76
OTHER INFORMATION	89
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	92
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	96

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for ten funds that are part of the Rydex Variable Trust (the “Funds”). This report covers performance of the Funds for the semi-annual period ended June 30, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

July 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of Funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve its investment objective and may decrease the Fund’s performance. ● These Funds are considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

June 30, 2018

Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. ● Please read the prospectus for more detailed information regarding these and other risks.

Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the US dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective ● Please read the prospectus for more detailed information regarding these and other risks.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2018

As the U.S. economy powers along, with second quarter 2018 gross domestic product (“GDP”) coming in at 4.1% annualized, geopolitical risk continues to weigh on the market. Positive headlines surrounding growth and the labor market are offset by the trade war launched by the U.S. against both its rivals and its allies. In May, the Trump administration allowed the aluminum and steel tariff exemptions to expire for Canada, Mexico, and the European Union, instituting 25% tariffs on steel and 10% tariffs on aluminum imported from these regions. In June, the U.S. administration announced it would also impose 25% tariffs on $50 billion worth of Chinese imports ($34 billion of which would be tariffed beginning in July), followed by the publication of a list of $200 billion in additional Chinese goods to be targeted, to which China promised retaliation. The European Union has also announced retaliation, approving tariffs of 25% on a long list of American goods. Over this period, 10-year U.S. Treasury yields peaked at 3.1% and finished the quarter at 2.9%.

The bond market’s reaction to trade rhetoric indicates that there is a tug of war at hand. While fiscal stimulus pushed up bond yields initially, tariffs are weighing them down. Markets are right to be concerned about the consequences of a trade war in which no one wins. Outside of the U.S., this trade war will have the intended impact of squeezing economic growth in export-heavy regions, but among the losers will also be U.S. consumers. Some corporations may slow or postpone hiring as they manage for rising input costs. Others will pass higher prices on to the consumer, causing disposable incomes to suffer. In either case, tariffs reduce the benefit of the fiscal stimulus.

The U.S. Federal Reserve’s (the “Fed”) confidence in the U.S. economy seems to have sharpened in recent weeks despite trade war uncertainty. In the June Summary of Economic Projections (“SEP”), the U.S. Federal Reserve Open Market Committee’s (“FOMC”) median expectations for 2018 GDP growth rose from 2.7% to 2.8%. The FOMC now expects a lower unemployment rate, higher personal consumption expenditures inflation and a higher federal funds rate for 2018 and 2019 than previously expected. The Fed is determined to tighten financial conditions until economic growth and hiring slow to a more sustainable pace.

We believe that the net effect of all factors affecting rates—fiscal stimulus, trade war, and monetary policy tightening—will keep long-term interest rates from moving much higher than current levels. The market is currently pricing this in to the yield curve; in July the difference between 30-year and two-year U.S. Treasury yields hit its lowest level since July 2007. The bond market is sending a warning signal that makes us wary of taking on too much credit risk at this stage.

We maintain our view that a recession could come in 2020 and markets may discount this as early as 2019. In the meantime, we are watching for exogenous factors that could cause a recession to come sooner.

For the six months ended June 30, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 2.65%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -2.37%. The return of the MSCI Emerging Markets Index* was -6.51%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.62% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 0.16%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.81% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2018

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX 50® Index provides a blue-chip representation of supersector leaders in the eurozone. The index covers 50 stocks from 12 eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2017 and ending June 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2017	Ending Account Value June 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund	1.59%	8.95%	$ 1,000.00	$ 1,089.50	$ 8.24
S&P 500® Pure Value Fund	1.59%	(0.40%)	1,000.00	996.00	7.87
S&P MidCap 400® Pure Growth Fund	1.59%	4.32%	1,000.00	1,043.20	8.05
S&P MidCap 400® Pure Value Fund	1.59%	0.70%	1,000.00	1,007.00	7.91
S&P SmallCap 600® Pure Growth Fund	1.59%	11.03%	1,000.00	1,110.30	8.32
S&P SmallCap 600® Pure Value Fund	1.59%	5.94%	1,000.00	1,059.40	8.12
Europe 1.25x Strategy Fund	1.73%	(6.64%)	1,000.00	933.60	8.29
Japan 2x Strategy Fund	1.54%	(2.73%)	1,000.00	972.70	7.53
Strengthening Dollar 2x Strategy Fund	1.77%	6.53%	1,000.00	1,065.30	9.06
Weakening Dollar 2x Strategy Fund	1.77%	(6.91%)	1,000.00	930.90	8.47

Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund	1.59%	5.00%	$ 1,000.00	$ 1,016.91	$ 7.95
S&P 500® Pure Value Fund	1.59%	5.00%	1,000.00	1,016.91	7.95
S&P MidCap 400® Pure Growth Fund	1.59%	5.00%	1,000.00	1,016.91	7.95
S&P MidCap 400® Pure Value Fund	1.59%	5.00%	1,000.00	1,016.91	7.95
S&P SmallCap 600® Pure Growth Fund	1.59%	5.00%	1,000.00	1,016.91	7.95
S&P SmallCap 600® Pure Value Fund	1.59%	5.00%	1,000.00	1,016.91	7.95
Europe 1.25x Strategy Fund	1.73%	5.00%	1,000.00	1,016.22	8.65
Japan 2x Strategy Fund	1.54%	5.00%	1,000.00	1,017.16	7.70
Strengthening Dollar 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.02	8.85
Weakening Dollar 2x Strategy Fund	1.77%	5.00%	1,000.00	1,016.02	8.85

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2017 to June 30, 2018.

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Netflix, Inc.	2.7%
Adobe Systems, Inc.	1.9%
Align Technology, Inc.	1.9%
Amazon.com, Inc.	1.8%
ABIOMED, Inc.	1.7%
Centene Corp.	1.7%
NVIDIA Corp.	1.7%
Vertex Pharmaceuticals, Inc.	1.6%
PayPal Holdings, Inc.	1.5%
MSCI, Inc. — Class A	1.5%
Top Ten Total	18.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
S&P 500® Pure Growth Fund	8.95%	20.62%	13.82%	11.70%
S&P 500 Pure Growth Index	9.81%	22.83%	15.73%	13.75%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Consumer, Non-cyclical - 30.0%
Align Technology, Inc.*	3,310	$1,132,483
ABIOMED, Inc.*	2,500	1,022,625
Centene Corp.*	8,141	1,003,053
Vertex Pharmaceuticals, Inc.*	5,719	972,002
PayPal Holdings, Inc.*	10,717	892,405
Total System Services, Inc.	9,260	782,655
Intuitive Surgical, Inc.*	1,540	736,859
Illumina, Inc.*	2,500	698,225
UnitedHealth Group, Inc.	2,430	596,176
Edwards Lifesciences Corp.*	4,020	585,191
IDEXX Laboratories, Inc.*	2,450	533,953
AbbVie, Inc.	5,677	525,974
Global Payments, Inc.	4,661	519,655
FleetCor Technologies, Inc.*	2,430	511,879
Moody’s Corp.	2,880	491,213
Hologic, Inc.*	12,291	488,567
Cintas Corp.	2,472	457,493
Estee Lauder Companies, Inc. — Class A	3,110	443,766
United Rentals, Inc.*	2,860	422,193
ResMed, Inc.	3,878	401,683
Boston Scientific Corp.*	11,675	381,773
Gartner, Inc.*	2,732	363,083
Cigna Corp.	2,080	353,496
Stryker Corp.	2,030	342,786
S&P Global, Inc.	1,670	340,496
Constellation Brands, Inc. — Class A	1,420	310,795
Abbott Laboratories	5,080	309,829
Avery Dennison Corp.	2,960	302,216
Cooper Companies, Inc.	1,270	299,022
Zoetis, Inc.	3,190	271,756
Becton Dickinson and Co.	1,130	270,703
Monster Beverage Corp.*	4,390	251,547
Regeneron Pharmaceuticals, Inc.*	700	241,493
Incyte Corp.*	2,407	161,269
Celgene Corp.*	1,898	150,739
Nektar Therapeutics*	2,750	134,283
Total Consumer, Non-cyclical		17,703,336

Technology - 28.5%
Adobe Systems, Inc.*	4,650	1,133,716
NVIDIA Corp.	4,229	1,001,850
MSCI, Inc. — Class A	5,347	884,554
salesforce.com, Inc.*	6,263	854,273
Activision Blizzard, Inc.	11,180	853,258
Red Hat, Inc.*	6,111	821,135
IPG Photonics Corp.*	3,620	798,681
Applied Materials, Inc.	17,154	792,343
Lam Research Corp.	4,271	738,242
Broadcom, Inc.	2,902	704,141
Broadridge Financial Solutions, Inc.	5,910	680,241
Qorvo, Inc.*	8,191	656,673
Apple, Inc.	3,240	599,756
Micron Technology, Inc.*	11,030	578,413
Cadence Design Systems, Inc.*	12,474	540,249
Skyworks Solutions, Inc.	5,463	527,999
ANSYS, Inc.*	2,870	499,897
Microchip Technology, Inc.	5,395	490,675
Cerner Corp.*	8,087	483,522
Intuit, Inc.	2,310	471,944
Cognizant Technology Solutions Corp. — Class A	5,380	424,966
Synopsys, Inc.*	4,700	402,179
NetApp, Inc.	4,949	388,645
Analog Devices, Inc.	4,005	384,160
Electronic Arts, Inc.*	2,632	371,165
KLA-Tencor Corp.	2,640	270,679
Fiserv, Inc.*	3,440	254,870
Texas Instruments, Inc.	2,283	251,701
Total Technology		16,859,927

Financial - 12.3%
CBRE Group, Inc. — Class A*	14,301	682,730
Visa, Inc. — Class A	4,960	656,952
Cboe Global Markets, Inc.	6,179	643,049
Mastercard, Inc. — Class A	3,120	613,142
Progressive Corp.	9,888	584,875
Prologis, Inc. REIT	8,687	570,649
E*TRADE Financial Corp.*	8,947	547,199
SBA Communications Corp. REIT*	2,950	487,104
American Tower Corp. — Class A REIT	3,270	471,436
Extra Space Storage, Inc. REIT	4,473	446,450
Intercontinental Exchange, Inc.	6,019	442,697
T. Rowe Price Group, Inc.	2,880	334,339
SVB Financial Group*	1,120	323,411
Charles Schwab Corp.	5,717	292,139
Equinix, Inc. REIT	460	197,749
Total Financial		7,293,921

Communications - 11.6%
Netflix, Inc.*	4,066	1,591,554
Amazon.com, Inc.*	640	1,087,872
Facebook, Inc. — Class A*	4,031	783,304
VeriSign, Inc.*	4,297	590,494
Motorola Solutions, Inc.	4,429	515,403
eBay, Inc.*	13,477	488,676
Twitter, Inc.*	9,860	430,586
Charter Communications, Inc. — Class A*	1,380	404,630
Booking Holdings, Inc.*	194	393,256
Alphabet, Inc. — Class A*	238	268,747
Alphabet, Inc. — Class C*	240	267,756
LogMeIn, Inc.	1	103
Total Communications		6,822,381

Industrial - 8.2%
Boeing Co.	1,590	533,461
Corning, Inc.	16,460	452,815
Agilent Technologies, Inc.	6,108	377,719
Roper Technologies, Inc.	1,240	342,128
Waste Management, Inc.	4,120	335,121
TransDigm Group, Inc.	970	334,786
Mettler-Toledo International, Inc.*	570	329,819

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
S&P 500® PURE GROWTH FUND

	Shares	Value

Rockwell Collins, Inc.	2,360	$317,845
Waters Corp.*	1,540	298,129
AMETEK, Inc.	4,080	294,413
Amphenol Corp. — Class A	3,330	290,209
AO Smith Corp.	4,826	285,458
CSX Corp.	4,240	270,427
Fortune Brands Home & Security, Inc.	4,699	252,289
Illinois Tool Works, Inc.	1,130	156,550
Total Industrial		4,871,169

Consumer, Cyclical - 8.1%
PulteGroup, Inc.	24,313	698,999
Copart, Inc.*	11,530	652,137
DR Horton, Inc.	14,589	598,149
Marriott International, Inc. — Class A	4,640	587,424
Aptiv plc	5,201	476,567
Norwegian Cruise Line Holdings Ltd.*	9,607	453,931
Home Depot, Inc.	2,040	398,004
Michael Kors Holdings Ltd.*	5,562	370,429
Dollar Tree, Inc.*	3,955	336,175
Wynn Resorts Ltd.	1,380	230,929
Total Consumer, Cyclical		4,802,744

Basic Materials - 1.1%
Sherwin-Williams Co.	980	399,419
FMC Corp.	2,730	243,543
Total Basic Materials		642,962

Total Common Stocks
(Cost $44,591,428)		58,996,440

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.4%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$121,984	121,984
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	59,900	59,900
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	39,933	39,933
Total Repurchase Agreements
(Cost $221,817)		221,817

Total Investments - 100.2%
(Cost $44,813,245)		$59,218,257
Other Assets & Liabilities, net - (0.2)%		(112,723)
Total Net Assets - 100.0%		$59,105,534

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$58,996,440	$—	$—	$58,996,440
Repurchase Agreements	—	221,817	—	221,817
Total Assets	$58,996,440	$221,817	$—	$59,218,257

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value (cost $44,591,428)	$58,996,440
Repurchase agreements, at value (cost $221,817)	221,817
Receivables:
Fund shares sold	664,569
Dividends	11,324
Interest	26
Total assets	59,894,176

Liabilities:
Payable for:
Securities purchased	652,137
Management fees	36,811
Transfer agent and administrative fees	12,270
Investor service fees	12,270
Portfolio accounting fees	4,908
Fund shares redeemed	3,264
Trustees’ fees*	1,557
Miscellaneous	65,425
Total liabilities	788,642
Commitments and contingent liabilities (Note 11)	—
Net assets	$59,105,534

Net assets consist of:
Paid in capital	$41,527,920
Accumulated net investment loss	(228,185)
Accumulated net realized gain on investments	3,400,787
Net unrealized appreciation on investments	14,405,012
Net assets	$59,105,534
Capital shares outstanding	1,079,215
Net asset value per share	$54.77

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1)	$210,678
Interest	2,536
Income from securities lending, net	113
Total investment income	213,327

Expenses:
Management fees	208,492
Investor service fees	69,497
Transfer agent and administrative fees	69,497
Professional fees	44,722
Portfolio accounting fees	27,799
Trustees’ fees*	5,768
Custodian fees	3,560
Line of credit fees	11
Miscellaneous	12,166
Total expenses	441,512
Net investment loss	(228,185)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	68,875
Net realized gain	68,875
Net change in unrealized appreciation (depreciation) on:
Investments	4,408,712
Net change in unrealized appreciation (depreciation)	4,408,712
Net realized and unrealized gain	4,477,587
Net increase in net assets resulting from operations	$4,249,402

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(228,185)	$(380,607)
Net realized gain on investments	68,875	6,058,588
Net change in unrealized appreciation (depreciation) on investments	4,408,712	4,261,174
Net increase in net assets resulting from operations	4,249,402	9,939,155

Distributions to shareholders from:
Net realized gains	—	(2,087,780)
Total distributions to shareholders	—	(2,087,780)

Capital share transactions:
Proceeds from sale of shares	52,885,535	135,382,187
Distributions reinvested	—	2,087,780
Cost of shares redeemed	(53,051,908)	(134,206,512)
Net increase (decrease) from capital share transactions	(166,373)	3,263,455
Net increase in net assets	4,083,029	11,114,830

Net assets:
Beginning of period	55,022,505	43,907,675
End of period	$59,105,534	$55,022,505
Accumulated net investment loss at end of period	$(228,185)	$—

Capital share activity:
Shares sold	985,796	2,880,090
Shares issued from reinvestment of distributions	—	45,200
Shares redeemed	(1,001,019)	(2,868,566)
Net increase (decrease) in shares	(15,223)	56,724

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$50.27	$42.31	$43.72	$47.51	$47.61	$33.69
Income (loss) from investment operations:
Net investment income (loss)[b]	(.22)	(.38)	(.23)	(.25)	(.33)	(.18)
Net gain (loss) on investments (realized and unrealized)	4.72	10.51	1.38	.91	6.19	14.10
Total from investment operations	4.50	10.13	1.15	.66	5.86	13.92
Less distributions from:
Net realized gains	—	(2.17)	(2.56)	(4.45)	(5.96)	—
Total distributions	—	(2.17)	(2.56)	(4.45)	(5.96)	—
Net asset value, end of period	$54.77	$50.27	$42.31	$43.72	$47.51	$47.61

Total Return[c]	8.95%	24.39%	2.58%	1.08%	12.42%	41.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,106	$55,023	$43,908	$77,644	$87,942	$61,887
Ratios to average net assets:
Net investment income (loss)	(0.82%)	(0.80%)	(0.54%)	(0.54%)	(0.67%)	(0.44%)
Total expenses	1.59%	1.67%	1.56%	1.51%	1.57%	1.54%
Portfolio turnover rate	83%	303%	265%	174%	251%	324%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
CenturyLink, Inc.	2.8%
Envision Healthcare Corp.	2.7%
Kohl’s Corp.	2.5%
Macy’s, Inc.	2.4%
Berkshire Hathaway, Inc. — Class B	2.2%
Archer-Daniels-Midland Co.	2.1%
Valero Energy Corp.	1.9%
Andeavor	1.8%
XL Group Ltd.	1.7%
General Motors Co.	1.7%
Top Ten Total	21.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
S&P 500® Pure Value Fund	(0.40%)	11.10%	10.71%	11.16%
S&P 500 Pure Value Index	0.31%	12.74%	12.49%	13.37%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 26.6%
Berkshire Hathaway, Inc. — Class B*	4,113	$767,691
XL Group Ltd.	10,701	598,721
Jefferies Financial Group, Inc.	21,468	488,182
Loews Corp.	9,189	443,645
Prudential Financial, Inc.	4,710	440,432
Assurant, Inc.	3,837	397,091
Capital One Financial Corp.	4,089	375,779
Everest Re Group Ltd.	1,548	356,783
Lincoln National Corp.	5,713	355,634
MetLife, Inc.	7,658	333,889
Citigroup, Inc.	4,840	323,893
American International Group, Inc.	5,801	307,569
Hartford Financial Services Group, Inc.	6,007	307,138
Citizens Financial Group, Inc.	7,627	296,690
Regions Financial Corp.	13,665	242,964
Travelers Companies, Inc.	1,870	228,776
Aflac, Inc.	5,254	226,027
Unum Group	5,950	220,091
Morgan Stanley	4,610	218,514
Goldman Sachs Group, Inc.	988	217,923
People’s United Financial, Inc.	12,025	217,532
SunTrust Banks, Inc.	3,294	217,470
Zions Bancorporation	3,524	185,679
Chubb Ltd.	1,422	180,622
KeyCorp	9,005	175,958
Fifth Third Bancorp	6,124	175,759
BB&T Corp.	3,201	161,458
Wells Fargo & Co.	2,820	156,341
Bank of New York Mellon Corp.	2,870	154,779
JPMorgan Chase & Co.	1,390	144,838
Cincinnati Financial Corp.	1,953	130,578
Huntington Bancshares, Inc.	8,654	127,733
PNC Financial Services Group, Inc.	886	119,699
Invesco Ltd.	3,351	89,003
Total Financial		9,384,881

Consumer, Cyclical - 21.8%
Kohl’s Corp.	12,147	885,516
Macy’s, Inc.	22,763	852,019
General Motors Co.	14,957	589,306
Ford Motor Co.	49,624	549,338
Target Corp.	6,644	505,741
United Continental Holdings, Inc.*	6,883	479,952
Best Buy Company, Inc.	6,052	451,358
Foot Locker, Inc.	7,441	391,769
Goodyear Tire & Rubber Co.	15,312	356,616
Newell Brands, Inc.	12,985	334,883
Advance Auto Parts, Inc.	2,444	331,651
Nordstrom, Inc.	5,534	286,551
Whirlpool Corp.	1,957	286,172
Walgreens Boots Alliance, Inc.	3,739	224,396
Walmart, Inc.	2,408	206,245
PVH Corp.	1,346	201,523
Delta Air Lines, Inc.	3,538	175,272
Costco Wholesale Corp.	750	156,735
Alaska Air Group, Inc.	2,453	148,137
Gap, Inc.	4,573	148,119
Genuine Parts Co.	1,292	118,593
Total Consumer, Cyclical		7,679,892

Consumer, Non-cyclical - 17.8%
Envision Healthcare Corp.*	21,966	966,724
Archer-Daniels-Midland Co.	15,959	731,401
Express Scripts Holding Co.*	7,194	555,449
CVS Health Corp.	6,927	445,752
Kroger Co.	15,515	441,402
McKesson Corp.	3,045	406,203
Cardinal Health, Inc.	7,446	363,588
Quanta Services, Inc.*	10,539	352,003
AmerisourceBergen Corp. — Class A	3,155	269,027
Molson Coors Brewing Co. — Class B	3,502	238,276
Humana, Inc.	800	238,104
DaVita, Inc.*	3,364	233,596
Universal Health Services, Inc. — Class B	2,060	229,566
Mylan N.V.*	5,845	211,238
Sysco Corp.	2,756	188,207
Tyson Foods, Inc. — Class A	2,536	174,604
Coty, Inc. — Class A	9,272	130,735
JM Smucker Co.	1,046	112,424
Total Consumer, Non-cyclical		6,288,299

Energy - 12.6%
Valero Energy Corp.	5,914	655,449
Andeavor	4,740	621,793
TechnipFMC plc	18,018	571,891
Baker Hughes a GE Co.	16,430	542,683
Marathon Petroleum Corp.	6,073	426,082
Phillips 66	3,327	373,655
HollyFrontier Corp.	5,260	359,942
National Oilwell Varco, Inc.	7,496	325,326
Kinder Morgan, Inc.	15,492	273,744
Chevron Corp.	1,400	177,002
Exxon Mobil Corp.	1,570	129,886
Total Energy		4,457,453

Communications - 6.3%
CenturyLink, Inc.	52,355	975,897
Viacom, Inc. — Class B	10,099	304,586
News Corp. — Class A	14,777	229,044
Discovery, Inc. — Class C*	7,226	184,263
AT&T, Inc.	5,390	173,073
Discovery, Inc. — Class A*,1	5,413	148,857
Interpublic Group of Companies, Inc.	5,918	138,718
News Corp. — Class B	4,724	74,875
Total Communications		2,229,313

Industrial - 4.6%
Fluor Corp.	9,648	470,629
Jacobs Engineering Group, Inc.	4,344	275,801
WestRock Co.	4,410	251,458
Johnson Controls International plc	6,064	202,841

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P 500® PURE VALUE FUND

	Shares	Value

Textron, Inc.	2,623	$172,882
Eaton Corporation plc	1,832	136,924
General Electric Co.	8,580	116,774
Total Industrial		1,627,309

Utilities - 4.1%
AES Corp.	32,820	440,116
SCANA Corp.	9,043	348,337
Exelon Corp.	7,072	301,267
PG&E Corp.	4,797	204,160
Duke Energy Corp.	1,769	139,893
Total Utilities		1,433,773

Technology - 3.1%
Hewlett Packard Enterprise Co.	36,220	529,174
Xerox Corp.	14,348	344,352
Western Digital Corp.	2,711	209,859
Total Technology		1,083,385

Basic Materials - 2.6%
Mosaic Co.	19,091	535,502
Nucor Corp.	3,794	237,125
DowDuPont, Inc.	2,280	150,298
Total Basic Materials		922,925

Total Common Stocks
(Cost $28,258,675)		35,107,230

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$139,936	139,936
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	68,715	68,715
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	45,810	45,810
Total Repurchase Agreements
(Cost $254,461)		254,461

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	116,532	116,532
Total Securities Lending Collateral
(Cost $116,532)		116,532

Total Investments - 100.5%
(Cost $28,629,668)		$35,478,223
Other Assets & Liabilities, net - (0.5)%		(191,156)
Total Net Assets - 100.0%		$35,287,067

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,107,230	$—	$—	$35,107,230
Repurchase Agreements	—	254,461	—	254,461
Securities Lending Collateral	116,532	—	—	116,532
Total Assets	$35,223,762	$254,461	$—	$35,478,223

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $109,560 of securities loaned (cost $28,375,207)	$35,223,762
Repurchase agreements, at value (cost $254,461)	254,461
Receivables:
Fund shares sold	597,721
Dividends	46,573
Interest	30
Securities lending income	10
Total assets	36,122,557

Liabilities:
Payable for:
Securities purchased	610,439
Return of securities loaned	116,532
Management fees	23,387
Transfer agent and administrative fees	7,796
Investor service fees	7,796
Portfolio accounting fees	3,118
Fund shares redeemed	1,908
Trustees’ fees*	1,063
Miscellaneous	63,451
Total liabilities	835,490
Commitments and contingent liabilities (Note 11)	—
Net assets	$35,287,067

Net assets consist of:
Paid in capital	$27,166,698
Undistributed net investment income	422,923
Accumulated net realized gain on investments	848,891
Net unrealized appreciation on investments	6,848,555
Net assets	$35,287,067
Capital shares outstanding	573,040
Net asset value per share	$61.58

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$473,993
Interest	1,678
Income from securities lending, net	439
Total investment income	476,110

Expenses:
Management fees	144,447
Investor service fees	48,149
Transfer agent and administrative fees	48,149
Professional fees	34,914
Portfolio accounting fees	19,259
Trustees’ fees*	3,782
Custodian fees	2,494
Line of credit fees	2
Miscellaneous	4,325
Total expenses	305,521
Net investment income	170,589

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	427,204
Net realized gain	427,204
Net change in unrealized appreciation (depreciation) on:
Investments	(569,853)
Net change in unrealized appreciation (depreciation)	(569,853)
Net realized and unrealized loss	(142,649)
Net increase in net assets resulting from operations	$27,940

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$170,589	$254,646
Net realized gain on investments	427,204	4,034,225
Net change in unrealized appreciation (depreciation) on investments	(569,853)	1,242,426
Net increase in net assets resulting from operations	27,940	5,531,297

Distributions to shareholders from:
Net investment income	—	(313,901)
Net realized gains	—	(1,917,632)
Total distributions to shareholders	—	(2,231,533)

Capital share transactions:
Proceeds from sale of shares	27,641,889	45,594,001
Distributions reinvested	—	2,231,533
Cost of shares redeemed	(36,878,306)	(51,478,447)
Net decrease from capital share transactions	(9,236,417)	(3,652,913)
Net decrease in net assets	(9,208,477)	(353,149)

Net assets:
Beginning of period	44,495,544	44,848,693
End of period	$35,287,067	$44,495,544
Undistributed net investment income at end of period	$422,923	$252,334

Capital share activity:
Shares sold	443,588	778,343
Shares issued from reinvestment of distributions	—	39,764
Shares redeemed	(590,240)	(892,928)
Net decrease in shares	(146,652)	(74,821)

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$61.83	$56.45	$50.08	$71.22	$69.60	$47.91
Income (loss) from investment operations:
Net investment income (loss)[b]	.27	.35	.83	.63	.42	.21
Net gain (loss) on investments (realized and unrealized)	(.52)	8.28	9.87	(5.87)	7.10	21.48
Total from investment operations	(.25)	8.63	10.70	(5.24)	7.52	21.69
Less distributions from:
Net investment income	—	(.46)	(1.23)	(.82)	(.34)	—
Net realized gains	—	(2.79)	(3.10)	(15.08)	(5.56)	—
Total distributions	—	(3.25)	(4.33)	(15.90)	(5.90)	—
Net asset value, end of period	$61.58	$61.83	$56.45	$50.08	$71.22	$69.60

Total Return[c]	(0.40%)	15.86%	17.40%	(9.38%)	10.94%	45.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$35,287	$44,496	$44,849	$32,326	$63,165	$74,001
Ratios to average net assets:
Net investment income (loss)	0.89%	0.61%	0.88%	1.02%	0.58%	0.35%
Total expenses	1.59%	1.61%	1.56%	1.51%	1.57%	1.54%
Portfolio turnover rate	60%	127%	207%	162%	209%	371%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Medidata Solutions, Inc.	2.1%
Five Below, Inc.	2.1%
Fortinet, Inc.	2.1%
Churchill Downs, Inc.	1.9%
LivaNova plc	1.8%
Exelixis, Inc.	1.8%
Louisiana-Pacific Corp.	1.8%
MKS Instruments, Inc.	1.7%
Jabil, Inc.	1.7%
Zebra Technologies Corp. — Class A	1.6%
Top Ten Total	18.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Growth Fund	4.32%	14.23%	8.92%	10.37%
S&P MidCap 400 Pure Growth Index	5.12%	16.18%	10.65%	12.15%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Consumer, Non-cyclical - 26.2%
LivaNova plc*	4,600	$459,172
Exelixis, Inc.*	20,580	442,882
ICU Medical, Inc.*	1,330	390,554
Catalent, Inc.*	8,490	355,646
Masimo Corp.*	3,540	345,681
Globus Medical, Inc. — Class A*	6,830	344,642
Hill-Rom Holdings, Inc.	3,520	307,437
Charles River Laboratories International, Inc.*	2,430	272,792
Encompass Health Corp.	3,970	268,848
Healthcare Services Group, Inc.	5,790	250,070
Chemed Corp.	770	247,794
Brink’s Co.	3,060	244,035
Akorn, Inc.*	14,463	239,941
Lamb Weston Holdings, Inc.	3,446	236,086
Sprouts Farmers Market, Inc.*	10,047	221,737
Bio-Techne Corp.	1,450	214,527
Service Corporation International	5,410	193,624
Cantel Medical Corp.	1,960	192,786
Teleflex, Inc.	700	187,747
MarketAxess Holdings, Inc.	908	179,657
Sotheby’s*	3,300	179,322
Rollins, Inc.	3,320	174,565
CoreLogic, Inc.*	3,221	167,170
PRA Health Sciences, Inc.*	1,690	157,779
WEX, Inc.*	820	156,194
Bio-Rad Laboratories, Inc. — Class A*	410	118,301
Total Consumer, Non-cyclical		6,548,989

Consumer, Cyclical - 21.5%
Five Below, Inc.*	5,382	525,875
Churchill Downs, Inc.	1,565	464,023
Scientific Games Corp. — Class A*	7,843	385,483
TRI Pointe Group, Inc.*	22,720	371,699
KB Home	13,540	368,829
Ollie’s Bargain Outlet Holdings, Inc.*	4,790	347,275
Skechers U.S.A., Inc. — Class A*	11,034	331,130
NVR, Inc.*	109	323,768
Live Nation Entertainment, Inc.*	6,563	318,765
Toll Brothers, Inc.	7,620	281,864
Domino’s Pizza, Inc.	989	279,066
Thor Industries, Inc.	2,440	237,632
Herman Miller, Inc.	6,610	224,079
Delphi Technologies plc	4,300	195,478
Polaris Industries, Inc.	1,430	174,718
Boyd Gaming Corp.	4,683	162,313
Pool Corp.	1,038	157,257
Wyndham Hotels & Resorts, Inc.	2,170	127,661
Wyndham Destinations, Inc.	2,170	96,066
Total Consumer, Cyclical		5,372,981

Technology - 18.1%
Medidata Solutions, Inc.*	6,590	530,890
Fortinet, Inc.*	8,360	521,915
MKS Instruments, Inc.	4,470	427,779
Zebra Technologies Corp. — Class A*	2,796	400,527
Monolithic Power Systems, Inc.	2,465	329,497
Integrated Device Technology, Inc.*	9,349	298,046
Blackbaud, Inc.	2,680	274,566
Teradyne, Inc.	6,650	253,165
Tyler Technologies, Inc.*	1,000	222,100
Fair Isaac Corp.*	1,045	202,020
Ultimate Software Group, Inc.*	781	200,959
j2 Global, Inc.	2,199	190,455
Silicon Laboratories, Inc.*	1,810	180,276
Jack Henry & Associates, Inc.	1,290	168,165
Cirrus Logic, Inc.*	4,333	166,084
MAXIMUS, Inc.	2,600	161,486
Total Technology		4,527,930

Industrial - 14.6%
Louisiana-Pacific Corp.	16,090	437,970
Jabil, Inc.	15,320	423,751
KLX, Inc.*	5,410	388,979
Dycom Industries, Inc.*	3,250	307,158
Cognex Corp.	6,318	281,846
Graco, Inc.	5,950	269,059
Littelfuse, Inc.	1,063	242,555
Coherent, Inc.*	1,420	222,117
Old Dominion Freight Line, Inc.	1,472	219,269
Lennox International, Inc.	920	184,138
Teledyne Technologies, Inc.*	750	149,295
IDEX Corp.	890	121,467
Eagle Materials, Inc.	1,018	106,859
National Instruments Corp.	2,440	102,431
Trimble, Inc.*	3,000	98,520
Nordson Corp.	760	97,592
Total Industrial		3,653,006

Financial - 14.3%
Evercore, Inc. — Class A	3,360	354,312
LendingTree, Inc.*,1	1,460	312,148
CNO Financial Group, Inc.	15,820	301,213
First Industrial Realty Trust, Inc. REIT	8,878	295,992
Kemper Corp.	3,640	275,366
Primerica, Inc.	2,680	266,928
DCT Industrial Trust, Inc. REIT	3,718	248,102
Janus Henderson Group plc	6,696	205,768
CoreSite Realty Corp. REIT	1,818	201,471
Synovus Financial Corp.	3,721	196,580
SEI Investments Co.	2,799	174,993
East West Bancorp, Inc.	2,621	170,889
Bank of the Ozarks	3,766	169,621
Texas Capital Bancshares, Inc.*	1,401	128,192
Interactive Brokers Group, Inc. — Class A	1,577	101,575
Federated Investors, Inc. — Class B	3,760	87,683
Eaton Vance Corp.	1,590	82,982
Total Financial		3,573,815

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

Communications - 2.9%
New York Times Co. — Class A	8,247	$213,597
LogMeIn, Inc.	1,948	201,131
InterDigital, Inc.	1,874	151,606
FactSet Research Systems, Inc.	765	151,547
Total Communications		717,881

Basic Materials - 2.4%
Royal Gold, Inc.	2,832	262,923
Versum Materials, Inc.	5,883	218,553
Chemours Co.	2,350	104,246
Total Basic Materials		585,722

Total Common Stocks
(Cost $22,776,501)		24,980,324

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$46,438	46,438
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	22,803	22,803
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	15,202	15,202
Total Repurchase Agreements
(Cost $84,443)		84,443

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	152,295	152,295
Total Securities Lending Collateral
(Cost $152,295)		152,295

Total Investments - 100.9%
(Cost $23,013,239)		$25,217,062
Other Assets & Liabilities, net - (0.9)%		(227,755)
Total Net Assets - 100.0%		$24,989,307

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
S&P MIDCAP 400® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,980,324	$—	$—	$24,980,324
Repurchase Agreements	—	84,443	—	84,443
Securities Lending Collateral	152,295	—	—	152,295
Total Assets	$25,132,619	$84,443	$—	$25,217,062

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $151,798 of securities loaned (cost $22,928,796)	$25,132,619
Repurchase agreements, at value (cost $84,443)	84,443
Receivables:
Securities sold	382,793
Fund shares sold	28,285
Dividends	11,734
Securities lending income	28
Interest	10
Total assets	25,639,912

Liabilities:
Payable for:
Securities purchased	442,882
Return of securities loaned	152,295
Management fees	14,575
Transfer agent and administrative fees	4,859
Investor service fees	4,859
Portfolio accounting fees	1,943
Trustees’ fees*	574
Fund shares redeemed	513
Miscellaneous	28,105
Total liabilities	650,605
Commitments and contingent liabilities (Note 11)	—
Net assets	$24,989,307

Net assets consist of:
Paid in capital	$20,898,392
Accumulated net investment loss	(113,516)
Accumulated net realized gain on investments	2,000,608
Net unrealized appreciation on investments	2,203,823
Net assets	$24,989,307
Capital shares outstanding	609,368
Net asset value per share	$41.01

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$71,966
Interest	1,093
Income from securities lending, net	156
Total investment income	73,215

Expenses:
Management fees	88,304
Investor service fees	29,435
Transfer agent and administrative fees	29,435
Professional fees	18,324
Portfolio accounting fees	11,774
Trustees’ fees*	2,658
Custodian fees	1,495
Line of credit fees	20
Miscellaneous	5,286
Total expenses	186,731
Net investment loss	(113,516)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,079,760
Net realized gain	1,079,760
Net change in unrealized appreciation (depreciation) on:
Investments	(352,769)
Net change in unrealized appreciation (depreciation)	(352,769)
Net realized and unrealized gain	726,991
Net increase in net assets resulting from operations	$613,475

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(113,516)	$(144,598)
Net realized gain on investments	1,079,760	2,534,052
Net change in unrealized appreciation (depreciation) on investments	(352,769)	1,073,528
Net increase in net assets resulting from operations	613,475	3,462,982

Capital share transactions:
Proceeds from sale of shares	18,873,182	37,220,117
Cost of shares redeemed	(14,891,671)	(39,349,617)
Net increase (decrease) from capital share transactions	3,981,511	(2,129,500)
Net increase in net assets	4,594,986	1,333,482

Net assets:
Beginning of period	20,394,321	19,060,839
End of period	$24,989,307	$20,394,321
Accumulated net investment loss at end of period	$(113,516)	$—

Capital share activity:
Shares sold	461,720	1,043,953
Shares redeemed	(371,185)	(1,100,852)
Net increase (decrease) in shares	90,535	(56,899)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$39.31	$33.11	$32.23	$34.05	$43.02	$34.66
Income (loss) from investment operations:
Net investment income (loss)[b]	(.20)	(.25)	(.22)	(.22)	(.28)	(.17)
Net gain (loss) on investments (realized and unrealized)	1.90	6.45	1.10	.88	(.31)	11.79
Total from investment operations	1.70	6.20	.88	.66	(.59)	11.62
Less distributions from:
Net realized gains	—	—	—	(2.48)	(8.38)	(3.26)
Total distributions	—	—	—	(2.48)	(8.38)	(3.26)
Net asset value, end of period	$41.01	$39.31	$33.11	$32.23	$34.05	$43.02

Total Return[c]	4.32%	18.73%	2.70%	1.32%	(1.55%)	34.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,989	$20,394	$19,061	$34,144	$29,927	$49,701
Ratios to average net assets:
Net investment income (loss)	(0.96%)	(0.70%)	(0.71%)	(0.64%)	(0.67%)	(0.43%)
Total expenses	1.59%	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	74%	233%	296%	269%	380%	335%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Dillard’s, Inc. — Class A	3.8%
Genworth Financial, Inc. — Class A	3.4%
LifePoint Health, Inc.	2.7%
Signet Jewelers Ltd.	2.7%
Avnet, Inc.	2.7%
NOW, Inc.	2.3%
PBF Energy, Inc. — Class A	2.3%
Dick’s Sporting Goods, Inc.	2.1%
TreeHouse Foods, Inc.	2.0%
Bed Bath & Beyond, Inc.	1.9%
Top Ten Total	25.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
S&P MidCap 400® Pure Value Fund	0.70%	11.32%	10.06%	9.67%
S&P MidCap 400 Pure Value Index	1.56%	13.29%	12.02%	11.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Energy - 20.1%
NOW, Inc.*	21,990	$293,127
PBF Energy, Inc. — Class A	6,830	286,382
Diamond Offshore Drilling, Inc.*,1	10,250	213,815
Ensco plc — Class A1	27,320	198,343
McDermott International, Inc.*	9,243	181,625
QEP Resources, Inc.*	13,881	170,181
Range Resources Corp.	8,990	150,403
Oceaneering International, Inc.	5,287	134,607
Rowan Companies plc — Class A*	8,170	132,517
Murphy USA, Inc.*	1,742	129,413
CNX Resources Corp.*	6,870	122,149
Gulfport Energy Corp.*	9,470	119,038
Oasis Petroleum, Inc.*	9,130	118,416
Murphy Oil Corp.	3,289	111,069
Chesapeake Energy Corp.*,1	20,850	109,254
Callon Petroleum Co.*	4,800	51,552
Total Energy		2,521,891

Financial - 19.0%
Genworth Financial, Inc. — Class A*	95,997	431,986
Navient Corp.	12,920	168,348
Old Republic International Corp.	8,027	159,818
Legg Mason, Inc.	4,329	150,346
Reinsurance Group of America, Inc. — Class A	966	128,942
Aspen Insurance Holdings Ltd.	2,940	119,658
Sabra Health Care REIT, Inc.	5,180	112,561
Hanover Insurance Group, Inc.	929	111,071
Alleghany Corp.	180	103,495
WR Berkley Corp.	1,388	100,505
FNB Corp.	6,920	92,866
LaSalle Hotel Properties REIT	2,489	85,198
New York Community Bancorp, Inc.	7,550	83,352
Stifel Financial Corp.	1,560	81,510
Associated Banc-Corp.	2,657	72,536
Mercury General Corp.	1,548	70,527
American Financial Group, Inc.	650	69,764
Umpqua Holdings Corp.	2,920	65,963
PacWest Bancorp	1,330	65,729
United Bankshares, Inc.	1,691	61,552
Alexander & Baldwin, Inc. REIT	2,133	50,126
Total Financial		2,385,853

Industrial - 17.4%
Avnet, Inc.	7,770	333,255
Arrow Electronics, Inc.*	3,134	235,928
Tech Data Corp.*	2,569	210,966
AECOM*	6,177	204,027
Esterline Technologies Corp.*	2,110	155,718
SYNNEX Corp.	1,335	128,841
Regal Beloit Corp.	1,394	114,029
Ryder System, Inc.	1,543	110,880
AGCO Corp.	1,492	90,594
Trinity Industries, Inc.	2,520	86,335
Kirby Corp.*	958	80,089
EMCOR Group, Inc.	1,051	80,065
KBR, Inc.	4,260	76,339
Greif, Inc. — Class A	1,411	74,628
GATX Corp.	952	70,667
Worthington Industries, Inc.	1,620	67,992
Owens-Illinois, Inc.*	3,240	54,464
Total Industrial		2,174,817

Consumer, Cyclical - 15.9%
Dillard’s, Inc. — Class A1	5,000	472,500
Signet Jewelers Ltd.	5,990	333,942
Dick’s Sporting Goods, Inc.	7,450	262,612
Bed Bath & Beyond, Inc.	12,230	243,683
World Fuel Services Corp.	10,409	212,448
AutoNation, Inc.*	3,370	163,715
JetBlue Airways Corp.*	4,400	83,512
Big Lots, Inc.	1,961	81,930
HNI Corp.	1,884	70,085
International Speedway Corp. — Class A	1,411	63,072
Total Consumer, Cyclical		1,987,499

Consumer, Non-cyclical - 13.5%
LifePoint Health, Inc.*	6,976	340,429
TreeHouse Foods, Inc.*	4,720	247,847
Acadia Healthcare Company, Inc.*	5,210	213,141
United Natural Foods, Inc.*	4,791	204,384
Aaron’s, Inc.	2,877	125,006
Patterson Companies, Inc.	5,480	124,232
Graham Holdings Co. — Class B	186	109,015
ManpowerGroup, Inc.	1,197	103,014
Avis Budget Group, Inc.*	2,560	83,200
Adtalem Global Education, Inc.*	1,495	71,909
MEDNAX, Inc.*	1,470	63,621
Total Consumer, Non-cyclical		1,685,798

Basic Materials - 7.2%
Domtar Corp.	4,887	233,306
United States Steel Corp.	6,090	211,628
Reliance Steel & Aluminum Co.	2,400	210,096
Commercial Metals Co.	8,266	174,495
Allegheny Technologies, Inc.*	3,170	79,630
Total Basic Materials		909,155

Communications - 3.3%
Telephone & Data Systems, Inc.	7,265	199,206
Ciena Corp.*	5,120	135,731
ARRIS International plc*	3,030	74,069
Total Communications		409,006

Technology - 3.1%
Synaptics, Inc.*	2,800	141,036
Convergys Corp.	4,840	118,289
NCR Corp.*	2,320	69,554
NetScout Systems, Inc.*	1,950	57,915
Total Technology		386,794

Total Common Stocks
(Cost $9,872,105)		12,460,813

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
S&P MIDCAP 400® PURE VALUE FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$48,886	$48,886
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	24,005	24,005
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	16,003	16,003
Total Repurchase Agreements
(Cost $88,894)		88,894

	Shares

SECURITIES LENDING COLLATERAL†,3 - 6.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	772,724	772,724
Total Securities Lending Collateral
(Cost $772,724)		772,724

Total Investments - 106.4%
(Cost $10,733,723)		$13,322,431
Other Assets & Liabilities, net - (6.4)%		(800,967)
Total Net Assets - 100.0%		$12,521,464

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,460,813	$—	$—	$12,460,813
Repurchase Agreements	—	88,894	—	88,894
Securities Lending Collateral	772,724	—	—	772,724
Total Assets	$13,233,537	$88,894	$—	$13,322,431

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $744,816 of securities loaned (cost $10,644,829)	$13,233,537
Repurchase agreements, at value (cost $88,894)	88,894
Cash	419
Receivables:
Dividends	8,404
Securities lending income	970
Interest	10
Total assets	13,332,234

Liabilities:
Payable for:
Return of securities loaned	772,724
Management fees	7,891
Transfer agent and administrative fees	2,630
Investor service fees	2,630
Portfolio accounting fees	1,052
Fund shares redeemed	499
Trustees’ fees*	344
Miscellaneous	23,000
Total liabilities	810,770
Commitments and contingent liabilities (Note 11)	—
Net assets	$12,521,464

Net assets consist of:
Paid in capital	$9,230,608
Undistributed net investment income	9,561
Accumulated net realized gain on investments	692,587
Net unrealized appreciation on investments	2,588,708
Net assets	$12,521,464
Capital shares outstanding	249,723
Net asset value per share	$50.14

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$110,010
Interest	705
Income from securities lending, net	6,515
Total investment income	117,230

Expenses:
Management fees	50,947
Investor service fees	16,982
Transfer agent and administrative fees	16,982
Professional fees	12,709
Portfolio accounting fees	6,793
Trustees’ fees*	1,441
Custodian fees	887
Line of credit fees	1
Miscellaneous	927
Total expenses	107,669
Net investment income	9,561

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(363,545)
Net realized loss	(363,545)
Net change in unrealized appreciation (depreciation) on:
Investments	327,703
Net change in unrealized appreciation (depreciation)	327,703
Net realized and unrealized loss	(35,842)
Net decrease in net assets resulting from operations	$(26,281)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$9,561	$(17,660)
Net realized gain (loss) on investments	(363,545)	3,203,311
Net change in unrealized appreciation (depreciation) on investments	327,703	(1,434,502)
Net increase (decrease) in net assets resulting from operations	(26,281)	1,751,149

Distributions to shareholders from:
Net realized gains	—	(2,937,929)
Total distributions to shareholders	—	(2,937,929)

Capital share transactions:
Proceeds from sale of shares	9,725,937	20,987,144
Distributions reinvested	—	2,937,929
Cost of shares redeemed	(14,593,629)	(35,529,984)
Net decrease from capital share transactions	(4,867,692)	(11,604,911)
Net decrease in net assets	(4,893,973)	(12,791,691)

Net assets:
Beginning of period	17,415,437	30,207,128
End of period	$12,521,464	$17,415,437
Undistributed net investment income at end of period	$9,561	$—

Capital share activity:
Shares sold	199,023	407,681
Shares issued from reinvestment of distributions	—	64,912
Shares redeemed	(299,107)	(678,573)
Net decrease in shares	(100,084)	(205,980)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$49.79	$54.35	$42.30	$53.78	$58.55	$43.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.05)	(.06)	.26	.05	.03
Net gain (loss) on investments (realized and unrealized)	.32 [e]	6.13	12.41	(5.93)	3.68	15.42
Total from investment operations	.35	6.08	12.35	(5.67)	3.73	15.45
Less distributions from:
Net investment income	—	—	(.30)	(.08)	(.05)	(.05)
Net realized gains	—	(10.64)	—	(5.73)	(8.45)	—
Total distributions	—	(10.64)	(.30)	(5.81)	(8.50)	(.05)
Net asset value, end of period	$50.14	$49.79	$54.35	$42.30	$53.78	$58.55

Total Return[c]	0.70%	13.15%	28.89%	(11.86%)	6.72%	35.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,521	$17,415	$30,207	$12,007	$17,460	$28,156
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.10%)	(0.07%)	0.52%	0.08%	0.04%
Total expenses	1.59%	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	69%	144%	282%	280%	353%	499%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of the Fund shares in relation to fluctuating market value of the investments of the Fund.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
Enanta Pharmaceuticals, Inc.	2.0%
World Wrestling Entertainment, Inc. — Class A	1.9%
BioTelemetry, Inc.	1.7%
Supernus Pharmaceuticals, Inc.	1.7%
KEMET Corp.	1.6%
Qualys, Inc.	1.6%
Applied Optoelectronics, Inc.	1.6%
Brooks Automation, Inc.	1.6%
Insperity, Inc.	1.5%
Stamps.com, Inc.	1.3%
Top Ten Total	16.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Growth Fund	11.03%	21.89%	13.62%	11.82%
S&P SmallCap 600 Pure Growth Index	12.01%	24.01%	15.61%	14.08%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Consumer, Non-cyclical - 34.3%
Enanta Pharmaceuticals, Inc.*	4,242	$491,648
BioTelemetry, Inc.*	9,579	431,055
Supernus Pharmaceuticals, Inc.*	7,051	422,002
Insperity, Inc.	3,965	377,666
Amedisys, Inc.*	3,496	298,768
Medifast, Inc.	1,821	291,651
Calavo Growers, Inc.	3,018	290,181
Integer Holdings Corp.*	4,442	287,175
Innoviva, Inc.*	20,746	286,295
OraSure Technologies, Inc.*	17,102	281,670
AMN Healthcare Services, Inc.*	4,611	270,205
Cutera, Inc.*	6,433	259,250
Corcept Therapeutics, Inc.*	15,198	238,912
Ligand Pharmaceuticals, Inc. — Class B*	1,146	237,417
Inogen, Inc.*,1	1,272	237,012
Korn/Ferry International	3,812	236,077
Providence Service Corp.*	2,972	233,451
ASGN, Inc.*	2,851	222,920
LHC Group, Inc.*	2,500	213,975
Emergent BioSolutions, Inc.*	3,630	183,278
Momenta Pharmaceuticals, Inc.*	8,900	182,005
LeMaitre Vascular, Inc.	5,098	170,681
Merit Medical Systems, Inc.*	3,259	166,861
Central Garden & Pet Co. — Class A*	4,013	162,406
Repligen Corp.*	3,401	159,983
MiMedx Group, Inc.*,1	24,035	153,584
Surmodics, Inc.*	2,598	143,410
NutriSystem, Inc.	3,536	136,136
Neogen Corp.*	1,659	133,035
Green Dot Corp. — Class A*	1,710	125,497
ANI Pharmaceuticals, Inc.*	1,874	125,183
Myriad Genetics, Inc.*	3,340	124,816
CorVel Corp.*	2,257	121,878
Heska Corp.*	1,120	116,245
Phibro Animal Health Corp. — Class A	2,509	115,539
MGP Ingredients, Inc.	1,230	109,237
Tivity Health, Inc.*	2,990	105,248
Eagle Pharmaceuticals, Inc.*	1,345	101,763
Coca-Cola Bottling Company Consolidated	717	96,888
Orthofix International N.V.*	1,333	75,741
Inter Parfums, Inc.	1,392	74,472
Central Garden & Pet Co.*	1,169	50,828
Lantheus Holdings, Inc.*	2,492	36,258
Total Consumer, Non-cyclical		8,578,302

Industrial - 18.0%
KEMET Corp.*	17,074	412,337
Applied Optoelectronics, Inc.*	8,899	399,565
TTM Technologies, Inc.*	16,766	295,585
TopBuild Corp.*	3,400	266,356
Proto Labs, Inc.*	2,010	239,089
PGT Innovations, Inc.*	11,315	235,918
Trex Company, Inc.*	3,612	226,075
Control4 Corp.*	7,000	170,170
Vicor Corp.*	3,824	166,535
II-VI, Inc.*	3,830	166,413
Patrick Industries, Inc.*	2,838	161,340
EnPro Industries, Inc.	2,302	161,025
Axon Enterprise, Inc.*	2,498	157,824
Aerovironment, Inc.*	1,913	136,646
Electro Scientific Industries, Inc.*	8,223	129,677
Harsco Corp.*	5,333	117,859
Comfort Systems USA, Inc.	2,540	116,332
US Concrete, Inc.*,1	2,111	110,828
Rogers Corp.*	960	107,002
John Bean Technologies Corp.	1,133	100,724
Alamo Group, Inc.	1,016	91,806
Aerojet Rocketdyne Holdings, Inc.*	2,972	87,644
Simpson Manufacturing Company, Inc.	1,242	77,240
Forward Air Corp.	1,305	77,099
Barnes Group, Inc.	1,101	64,849
American Woodmark Corp.*	690	63,169
Raven Industries, Inc.	1,565	60,174
Albany International Corp. — Class A	928	55,819
Advanced Energy Industries, Inc.*	877	50,945
Total Industrial		4,506,045

Technology - 15.6%
Qualys, Inc.*	4,819	406,242
Brooks Automation, Inc.	12,000	391,440
Rudolph Technologies, Inc.*	10,093	298,753
Cohu, Inc.	11,183	274,095
Virtusa Corp.*	4,761	231,765
Mercury Systems, Inc.*	6,013	228,855
FormFactor, Inc.*	16,120	214,396
Tabula Rasa HealthCare, Inc.*	3,230	206,171
Kulicke & Soffa Industries, Inc.	8,593	204,685
Axcelis Technologies, Inc.*	10,020	198,396
Quality Systems, Inc.*	9,612	187,434
Ebix, Inc.	2,037	155,321
CEVA, Inc.*	5,073	153,205
Omnicell, Inc.*	2,815	147,647
Cabot Microelectronics Corp.	1,220	131,223
MaxLinear, Inc. — Class A*	7,523	117,284
ExlService Holdings, Inc.*	1,841	104,219
SPS Commerce, Inc.*	1,090	80,093
TTEC Holdings, Inc.	2,000	69,100
Progress Software Corp.	1,500	58,230
Rambus, Inc.*	3,608	45,244
Total Technology		3,903,798

Consumer, Cyclical - 12.3%
Cavco Industries, Inc.*	1,177	244,404
LGI Homes, Inc.*,1	4,031	232,710
Fox Factory Holding Corp.*	4,697	218,645
FirstCash, Inc.	2,200	197,670
RH*,1	1,413	197,396
Installed Building Products, Inc.*	3,461	195,719
Ruth’s Hospitality Group, Inc.	6,822	191,357
Penn National Gaming, Inc.*	5,251	176,381
Wingstop, Inc.	3,304	172,205

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Marriott Vacations Worldwide Corp.	1,402	$158,370
Sleep Number Corp.*	5,393	156,505
Dave & Buster’s Entertainment, Inc.*	3,105	147,798
Winnebago Industries, Inc.	3,362	136,497
iRobot Corp.*,1	1,741	131,915
PetMed Express, Inc.[1]	2,926	128,890
Monarch Casino & Resort, Inc.*	2,893	127,437
LCI Industries	1,120	100,968
Shake Shack, Inc. — Class A*,1	1,433	94,836
Interface, Inc. — Class A	2,871	65,890
Total Consumer, Cyclical		3,075,593

Financial - 10.9%
National Storage Affiliates Trust REIT	10,559	325,428
National Bank Holdings Corp. — Class A	7,774	299,999
Four Corners Property Trust, Inc. REIT	12,036	296,447
NMI Holdings, Inc. — Class A*	18,129	295,503
Walker & Dunlop, Inc.	5,263	292,886
BofI Holding, Inc.*	5,245	214,573
Third Point Reinsurance Ltd.*	12,134	151,675
Easterly Government Properties, Inc. REIT	7,012	138,557
LegacyTexas Financial Group, Inc.	2,966	115,733
HFF, Inc. — Class A	3,170	108,890
Pacific Premier Bancorp, Inc.*	2,730	104,149
Meta Financial Group, Inc.	1,050	102,270
ServisFirst Bancshares, Inc.	2,038	85,046
Lexington Realty Trust REIT	8,031	70,111
EastGroup Properties, Inc. REIT	717	68,516
WageWorks, Inc.*	1,090	54,500
Total Financial		2,724,283

Communications - 6.9%
World Wrestling Entertainment, Inc. — Class A	6,621	482,141
Stamps.com, Inc.*	1,289	326,181
XO Group, Inc.*	7,132	228,224
QuinStreet, Inc.*	17,540	222,758
CalAmp Corp.*	6,307	147,773
Vonage Holdings Corp.*	8,434	108,714
Extreme Networks, Inc.*	9,764	77,722
Shutterstock, Inc.*	1,621	76,933
Cogent Communications Holdings, Inc.	1,159	61,891
Total Communications		1,732,337

Basic Materials - 1.4%
Kraton Corp.*	4,025	185,714
Koppers Holdings, Inc.*	3,050	116,967
Ingevity Corp.*	690	55,793
Total Basic Materials		358,474

Total Common Stocks
(Cost $20,239,371)		24,878,832

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$89,243	89,243
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	43,823	43,823
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	29,215	29,215
Total Repurchase Agreements
(Cost $162,281)		162,281

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	705,657	705,657
Total Securities Lending Collateral
(Cost $705,657)		705,657

Total Investments - 102.9%
(Cost $21,107,309)		$25,746,770
Other Assets & Liabilities, net - (2.9)%		(720,916)
Total Net Assets - 100.0%		$25,025,854

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$24,878,832	$—	$—	$24,878,832
Repurchase Agreements	—	162,281	—	162,281
Securities Lending Collateral	705,657	—	—	705,657
Total Assets	$25,584,489	$162,281	$—	$25,746,770

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $682,980 of securities loaned (cost $20,945,028)	$25,584,489
Repurchase agreements, at value (cost $162,281)	162,281
Receivables:
Fund shares sold	301,120
Dividends	9,297
Securities lending income	4,078
Interest	19
Total assets	26,061,284

Liabilities:
Payable for:
Return of securities loaned	705,657
Securities purchased	274,006
Management fees	14,925
Transfer agent and administrative fees	4,975
Investor service fees	4,975
Portfolio accounting fees	1,990
Trustees’ fees*	551
Fund shares redeemed	10
Miscellaneous	28,341
Total liabilities	1,035,430
Commitments and contingent liabilities (Note 11)	—
Net assets	$25,025,854

Net assets consist of:
Paid in capital	$19,728,210
Accumulated net investment loss	(67,419)
Accumulated net realized gain on investments	725,602
Net unrealized appreciation on investments	4,639,461
Net assets	$25,025,854
Capital shares outstanding	410,172
Net asset value per share	$61.01

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$46,396
Interest	862
Income from securities lending, net	21,889
Total investment income	69,147

Expenses:
Management fees	64,871
Investor service fees	21,624
Transfer agent and administrative fees	21,624
Professional fees	14,881
Portfolio accounting fees	8,649
Trustees’ fees*	1,592
Custodian fees	1,126
Line of credit fees	64
Miscellaneous	3,356
Total expenses	137,787
Net investment loss	(68,640)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	740,742
Net realized gain	740,742
Net change in unrealized appreciation (depreciation) on:
Investments	1,132,629
Net change in unrealized appreciation (depreciation)	1,132,629
Net realized and unrealized gain	1,873,371
Net increase in net assets resulting from operations	$1,804,731

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(68,640)	$(173,656)
Net realized gain on investments	740,742	1,913,809
Net change in unrealized appreciation (depreciation) on investments	1,132,629	383,097
Net increase in net assets resulting from operations	1,804,731	2,123,250

Distributions to shareholders from:
Net realized gains	—	(799,644)
Total distributions to shareholders	—	(799,644)

Capital share transactions:
Proceeds from sale of shares	27,635,437	48,903,502
Distributions reinvested	—	799,644
Cost of shares redeemed	(24,852,502)	(51,432,819)
Net increase (decrease) from capital share transactions	2,782,935	(1,729,673)
Net increase (decrease) in net assets	4,587,666	(406,067)

Net assets:
Beginning of period	20,438,188	20,844,255
End of period	$25,025,854	$20,438,188
(Accumulated net investment loss)/Undistributed net investment income at end of period	$(67,419)	$1,221

Capital share activity:
Shares sold	476,245	940,267
Shares issued from reinvestment of distributions	—	15,863
Shares redeemed	(438,042)	(1,002,241)
Net increase (decrease) in shares	38,203	(46,111)

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$54.95	$49.86	$42.01	$45.67	$45.67	$34.20
Income (loss) from investment operations:
Net investment income (loss)[b]	(.23)	(.47)	(.14)	(.30)	(.38)	(.32)
Net gain (loss) on investments (realized and unrealized)	6.29	8.25	7.99	.62	.38	14.34
Total from investment operations	6.06	7.78	7.85	.32	—	14.02
Less distributions from:
Net realized gains	—	(2.69)	—	(3.98)	—	(2.55)
Total distributions	—	(2.69)	—	(3.98)	—	(2.55)
Net asset value, end of period	$61.01	$54.95	$49.86	$42.01	$45.67	$45.67

Total Return[c]	11.03%	16.08%	18.69%	(0.37%)	0.00%	41.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,026	$20,438	$20,844	$22,156	$25,379	$48,492
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.90%)	(0.32%)	(0.64%)	(0.85%)	(0.78%)
Total expenses	1.59%	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	120%	280%	475%	282%	268%	350%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 3, 2004

Ten Largest Holdings (% of Total Net Assets)
GameStop Corp. — Class A	1.4%
Cato Corp. — Class A	1.4%
Office Depot, Inc.	1.4%
Veritiv Corp.	1.4%
Fossil Group, Inc.	1.3%
Abercrombie & Fitch Co. — Class A	1.3%
Green Plains, Inc.	1.3%
ScanSource, Inc.	1.2%
Big 5 Sporting Goods Corp.	1.2%
Perry Ellis International, Inc.	1.2%
Top Ten Total	13.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
S&P SmallCap 600® Pure Value Fund	5.94%	16.43%	8.32%	9.97%
S&P SmallCap 600 Pure Value Index	6.76%	18.49%	10.13%	12.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Consumer, Cyclical - 37.2%
GameStop Corp. — Class A1	16,970	$247,253
Cato Corp. — Class A	9,800	241,276
Office Depot, Inc.	94,245	240,325
Veritiv Corp.*	5,953	237,227
Fossil Group, Inc.*	8,660	232,694
Abercrombie & Fitch Co. — Class A	9,275	227,052
ScanSource, Inc.*	5,227	210,648
Big 5 Sporting Goods Corp.[1]	27,320	207,632
Perry Ellis International, Inc.*	7,501	203,802
Superior Industries International, Inc.	10,883	194,806
Shoe Carnival, Inc.	5,852	189,897
Hibbett Sports, Inc.*	8,286	189,749
Barnes & Noble, Inc.	28,373	180,168
Sonic Automotive, Inc. — Class A	7,864	161,998
Genesco, Inc.*	3,741	148,518
Barnes & Noble Education, Inc.*	26,005	146,668
American Axle & Manufacturing Holdings, Inc.*	9,320	145,019
G-III Apparel Group Ltd.*	2,930	130,092
Vera Bradley, Inc.*	9,060	127,202
Express, Inc.*	13,866	126,874
Anixter International, Inc.*	1,912	121,030
Kirkland’s, Inc.*	9,975	116,109
EZCORP, Inc. — Class A*	9,522	114,740
Regis Corp.*	6,905	114,209
Ascena Retail Group, Inc.*	28,494	113,549
Vitamin Shoppe, Inc.*,1	16,069	111,680
Group 1 Automotive, Inc.	1,756	110,628
Guess?, Inc.	5,162	110,467
Cooper Tire & Rubber Co.	4,150	109,145
MarineMax, Inc.*	5,671	107,465
M/I Homes, Inc.*	4,010	106,185
Chico’s FAS, Inc.	12,960	105,494
Zumiez, Inc.*	4,105	102,830
Caleres, Inc.	2,899	99,697
DSW, Inc. — Class A	3,730	96,309
Asbury Automotive Group, Inc.*,1	1,311	89,869
Francesca’s Holdings Corp.*	11,613	87,678
Essendant, Inc.	6,406	84,687
Red Robin Gourmet Burgers, Inc.*	1,810	84,346
J.C. Penney Company, Inc.*,1	35,137	82,221
Movado Group, Inc.	1,612	77,860
Haverty Furniture Companies, Inc.	3,562	76,939
Cooper-Standard Holdings, Inc.*	471	61,546
Vista Outdoor, Inc.*	3,930	60,876
Core-Mark Holding Company, Inc.	2,651	60,178
El Pollo Loco Holdings, Inc.*	4,586	52,280
Titan International, Inc.	4,850	52,040
Daktronics, Inc.	5,529	47,052
Standard Motor Products, Inc.	810	39,155
Unifi, Inc.*	1,106	35,060
Total Consumer, Cyclical		6,420,224

Industrial - 15.6%
Olympic Steel, Inc.	9,812	200,263
Atlas Air Worldwide Holdings, Inc.*	2,332	167,204
Orion Group Holdings, Inc.*	19,815	163,672
ArcBest Corp.	3,461	158,168
DXP Enterprises, Inc.*	3,660	139,812
Sanmina Corp.*	4,613	135,161
Benchmark Electronics, Inc.	4,446	129,601
Boise Cascade Co.	2,710	121,137
Powell Industries, Inc.	3,276	114,103
Greenbrier Companies, Inc.	2,032	107,188
TimkenSteel Corp.*	6,376	104,248
Hub Group, Inc. — Class A*	2,085	103,833
MYR Group, Inc.*	2,910	103,189
Echo Global Logistics, Inc.*	3,489	102,053
Tredegar Corp.	4,051	95,199
Matson, Inc.	2,362	90,654
Fabrinet*	2,170	80,051
KapStone Paper and Packaging Corp.	2,311	79,729
AAR Corp.	1,612	74,942
Haynes International, Inc.	1,780	65,397
Encore Wire Corp.	1,278	60,641
Briggs & Stratton Corp.	3,299	58,095
Bel Fuse, Inc. — Class B	2,718	56,806
Triumph Group, Inc.	2,730	53,508
Plexus Corp.*	753	44,834
Knowles Corp.*	2,790	42,687
Aegion Corp. — Class A*	1,406	36,204
Total Industrial		2,688,379

Financial - 13.2%
Enova International, Inc.*	4,948	180,850
INTL FCStone, Inc.*	2,993	154,768
OFG Bancorp	10,371	145,712
Stewart Information Services Corp.	3,247	139,848
American Equity Investment Life Holding Co.	3,862	139,032
First BanCorp*	16,404	125,491
CBL & Associates Properties, Inc. REIT[1]	21,727	121,019
Hersha Hospitality Trust REIT	5,620	120,549
PennyMac Mortgage Investment Trust REIT	5,770	109,572
Maiden Holdings Ltd.	13,254	102,718
Infinity Property & Casualty Corp.	617	87,830
Navigators Group, Inc.	1,252	71,364
New York Mortgage Trust, Inc. REIT[1]	11,843	71,177
United Fire Group, Inc.	1,272	69,337
World Acceptance Corp.*	614	68,160
ARMOUR Residential REIT, Inc.	2,800	63,868
Invesco Mortgage Capital, Inc. REIT	4,015	63,839
Apollo Commercial Real Estate Finance, Inc. REIT	3,490	63,797
Washington Prime Group, Inc. REIT	7,810	63,339
Capstead Mortgage Corp. REIT	6,801	60,869
Opus Bank	1,808	51,890
HomeStreet, Inc.*	1,812	48,833
United Insurance Holdings Corp.	2,201	43,096
DiamondRock Hospitality Co. REIT	3,362	41,285

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Kite Realty Group Trust REIT	2,160	$36,893
Horace Mann Educators Corp.	795	35,457
Total Financial		2,280,593

Consumer, Non-cyclical - 13.0%
Owens & Minor, Inc.	11,450	191,330
Dean Foods Co.	15,365	161,486
Universal Corp.	2,343	154,755
Kelly Services, Inc. — Class A	6,766	151,897
Andersons, Inc.	4,359	149,078
Seneca Foods Corp. — Class A*	5,500	148,500
Diplomat Pharmacy, Inc.*	5,738	146,663
Team, Inc.*,1	6,259	144,583
Magellan Health, Inc.*	1,330	127,613
SpartanNash Co.	4,180	106,673
LSC Communications, Inc.	6,723	105,282
SUPERVALU, Inc.*	5,009	102,785
TrueBlue, Inc.*	3,742	100,847
Navigant Consulting, Inc.*	3,780	83,689
FTI Consulting, Inc.*	1,300	78,624
ABM Industries, Inc.	2,090	60,986
Invacare Corp.	2,889	53,736
Cross Country Healthcare, Inc.*	4,290	48,263
Community Health Systems, Inc.*,1	14,281	47,413
AngioDynamics, Inc.*	2,080	46,259
Resources Connection, Inc.	2,378	40,188
Total Consumer, Non-cyclical		2,250,650

Energy - 9.2%
Green Plains, Inc.[1]	12,045	220,424
Renewable Energy Group, Inc.*	11,140	198,849
Pioneer Energy Services Corp.*	28,917	169,164
Cloud Peak Energy, Inc.*	42,342	147,774
Matrix Service Co.*	7,454	136,781
Unit Corp.*	4,220	107,863
Par Pacific Holdings, Inc.*	5,700	99,066
Archrock, Inc.	7,300	87,600
Flotek Industries, Inc.*	21,776	70,336
SunCoke Energy, Inc.*	4,877	65,352
Bristow Group, Inc.*	4,127	58,232
Helix Energy Solutions Group, Inc.*	6,444	53,679
Oil States International, Inc.*	1,662	53,350
Newpark Resources, Inc.*	4,602	49,932
Gulf Island Fabrication, Inc.	4,081	36,729
REX American Resources Corp.*	420	34,007
Total Energy		1,589,138

Technology - 5.4%
Insight Enterprises, Inc.*	3,628	177,518
Super Micro Computer, Inc.*	7,330	173,355
Digi International, Inc.*	8,933	117,916
Engility Holdings, Inc.*	3,730	114,287
CACI International, Inc. — Class A*	505	85,118
Photronics, Inc.*	9,018	71,919
Sykes Enterprises, Inc.*	1,926	55,430
Veeco Instruments, Inc.*	3,382	48,193
Diebold Nixdorf, Inc.[1]	3,550	42,422
ManTech International Corp. — Class A	717	38,460
Total Technology		924,618

Communications - 4.1%
Comtech Telecommunications Corp.	4,378	139,570
Gannett Company, Inc.	11,666	124,826
Iridium Communications, Inc.*	6,530	105,133
Scholastic Corp.[1]	2,027	89,817
New Media Investment Group, Inc.	4,125	76,230
Finisar Corp.*	3,270	58,860
Spok Holdings, Inc.	3,118	46,926
FTD Companies, Inc.*	7,999	37,115
Frontier Communications Corp.[1]	6,591	35,328
Total Communications		713,805

Basic Materials - 2.0%
PH Glatfelter Co.	5,161	101,104
Clearwater Paper Corp.*	2,620	60,522
Aceto Corp.	15,434	51,704
Hawkins, Inc.	1,430	50,550
A. Schulman, Inc.	994	44,233
AK Steel Holding Corp.*	9,563	41,504
Total Basic Materials		349,617

Total Common Stocks
(Cost $14,074,220)		17,217,024

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$37,091	37,091
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	18,213	18,213
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	12,143	12,143
Total Repurchase Agreements
(Cost $67,447)		67,447

	Shares

SECURITIES LENDING COLLATERAL†,3 - 6.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	1,031,229	1,031,229
Total Securities Lending Collateral
(Cost $1,031,229)		1,031,229

Total Investments - 106.1%
(Cost $15,172,896)		$18,315,700
Other Assets & Liabilities, net - (6.1)%		(1,052,894)
Total Net Assets - 100.0%		$17,262,806

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
S&P SMALLCAP 600® PURE VALUE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,217,024	$—	$—	$17,217,024
Repurchase Agreements	—	67,447	—	67,447
Securities Lending Collateral	1,031,229	—	—	1,031,229
Total Assets	$18,248,253	$67,447	$—	$18,315,700

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $990,491 of securities loaned (cost $15,105,449)	$18,248,253
Repurchase agreements, at value (cost $67,447)	67,447
Receivables:
Dividends	24,362
Securities lending income	1,864
Fund shares sold	102
Interest	8
Total assets	18,342,036

Liabilities:
Payable for:
Return of securities loaned	1,031,229
Management fees	10,747
Transfer agent and administrative fees	3,582
Investor service fees	3,582
Fund shares redeemed	2,787
Portfolio accounting fees	1,433
Trustees’ fees*	453
Miscellaneous	25,417
Total liabilities	1,079,230
Commitments and contingent liabilities (Note 11)	—
Net assets	$17,262,806

Net assets consist of:
Paid in capital	$17,598,465
Undistributed net investment income	16,991
Accumulated net realized loss on investments	(3,495,454)
Net unrealized appreciation on investments	3,142,804
Net assets	$17,262,806
Capital shares outstanding	245,112
Net asset value per share	$70.43

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $119)	$126,947
Interest	725
Income from securities lending, net	10,949
Total investment income	138,621

Expenses:
Management fees	57,473
Investor service fees	19,158
Transfer agent and administrative fees	19,158
Professional fees	14,533
Portfolio accounting fees	7,663
Trustees’ fees*	1,614
Custodian fees	995
Line of credit fees	1
Miscellaneous	1,035
Total expenses	121,630
Net investment income	16,991

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(641,837)
Net realized loss	(641,837)
Net change in unrealized appreciation (depreciation) on:
Investments	1,072,928
Net change in unrealized appreciation (depreciation)	1,072,928
Net realized and unrealized gain	431,091
Net increase in net assets resulting from operations	$448,082

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$16,991	$(63,031)
Net realized loss on investments	(641,837)	(18,013)
Net change in unrealized appreciation (depreciation) on investments	1,072,928	(1,426,664)
Net increase (decrease) in net assets resulting from operations	448,082	(1,507,708)

Distributions to shareholders from:
Net realized gains	—	(398,643)
Total distributions to shareholders	—	(398,643)

Capital share transactions:
Proceeds from sale of shares	18,079,305	32,718,612
Distributions reinvested	—	398,643
Cost of shares redeemed	(19,012,609)	(41,870,956)
Net decrease from capital share transactions	(933,304)	(8,753,701)
Net decrease in net assets	(485,222)	(10,660,052)

Net assets:
Beginning of period	17,748,028	28,408,080
End of period	$17,262,806	$17,748,028
Undistributed net investment income at end of period	$16,991	$—

Capital share activity:
Shares sold	264,961	502,067
Shares issued from reinvestment of distributions	—	6,643
Shares redeemed	(286,813)	(652,665)
Net decrease in shares	(21,852)	(143,955)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$66.48	$69.13	$52.48	$65.72	$79.11	$55.59
Income (loss) from investment operations:
Net investment income (loss)[b]	.07	(.23)	(.45)	(.06)	(.39)	(.29)
Net gain (loss) on investments (realized and unrealized)	3.88	(.20)	17.10	(8.15)	1.28	24.08
Total from investment operations	3.95	(.43)	16.65	(8.21)	.89	23.79
Less distributions from:
Net realized gains	—	(2.22)	—	(5.03)	(14.28)	(.27)
Total distributions	—	(2.22)	—	(5.03)	(14.28)	(.27)
Net asset value, end of period	$70.43	$66.48	$69.13	$52.48	$65.72	$79.11

Total Return[c]	5.94%	(0.28%)	31.74%	(13.54%)	1.31%	42.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,263	$17,748	$28,408	$11,747	$14,318	$29,575
Ratios to average net assets:
Net investment income (loss)	0.22%	(0.35%)	(0.44%)	(0.09%)	(0.50%)	(0.43%)
Total expenses	1.59%	1.61%	1.56%	1.50%	1.57%	1.54%
Portfolio turnover rate	104%	204%	303%	245%	144%	260%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 2:1 share split effective December 1, 2016.

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	27.1%
Guggenheim Strategy Fund I	21.3%
Nestle S.A. ADR	2.3%
HSBC Holdings plc ADR	1.8%
Novartis AG ADR	1.7%
Total S.A. ADR	1.5%
Royal Dutch Shell plc — Class A ADR	1.5%
Roche Holding AG ADR	1.5%
BP plc ADR	1.4%
SAP SE ADR	1.2%
Top Ten Total	61.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Country Diversification

Country	% of Long-Term Investments
United Kingdom	33%
France	18%
Switzerland	16%
Germany	15%
Netherlands	5%
Spain	4%
Swaziland	3%
Other	6%
Total Long-Term Investments	100%

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	June 30, 2018

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Europe 1.25x Strategy Fund	(6.64%)	0.51%	2.59%	(2.49%)
STOXX Europe 50 Index	(4.65%)	3.09%	4.34%	0.88%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index (Total Return/Dollars) is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 39.5%

Consumer, Non-cyclical - 15.3%
Nestle S.A. ADR	1,208	$93,535
Novartis AG ADR	933	70,479
Roche Holding AG ADR	2,187	60,427
British American Tobacco plc ADR	884	44,598
GlaxoSmithKline plc ADR	961	38,738
Bayer AG ADR	1,360	37,509
Sanofi ADR	877	35,089
Diageo plc ADR	239	34,419
AstraZeneca plc ADR	966	33,916
Unilever N.V. — Class Y	585	32,596
Novo Nordisk A/S ADR	680	31,361
Anheuser-Busch InBev S.A. ADR	295	29,724
Unilever plc ADR	471	26,037
L’Oreal S.A. ADR	476	23,414
Reckitt Benckiser Group plc ADR	1,332	21,998
Imperial Brands plc ADR	370	13,742
Total Consumer, Non-cyclical		627,582

Financial - 8.5%
HSBC Holdings plc ADR	1,567	73,869
Allianz SE ADR	1,705	34,918
Banco Santander S.A. ADR	6,242	33,332
BNP Paribas S.A. ADR	894	27,500
Lloyds Banking Group plc ADR	6,952	23,150
UBS Group AG*	1,495	22,933
Prudential plc ADR	501	22,896
ING Groep N.V. ADR[1]	1,513	21,666
AXA S.A. ADR	808	19,679
Banco Bilbao Vizcaya Argentaria S.A. ADR	2,582	18,074
Zurich Insurance Group AG ADR	589	17,384
Intesa Sanpaolo SpA ADR	949	16,475
Barclays plc ADR	1,533	15,376
Total Financial		347,252

Energy - 4.9%
Total S.A. ADR	1,030	62,377
Royal Dutch Shell plc — Class A ADR	888	61,476
BP plc ADR	1,282	58,536
Eni SpA ADR	492	18,263
Total Energy		200,652

Industrial - 3.0%
Siemens AG ADR	659	43,418
Airbus SE ADR	887	25,807
Vinci S.A. ADR	862	20,636
Schneider Electric SE ADR	1,047	17,386
ABB Ltd. ADR	794	17,286
Total Industrial		124,533

Basic Materials - 2.5%
BASF SE ADR	1,421	33,962
Rio Tinto plc ADR	444	24,633
Glencore plc ADR*	2,351	22,334
Air Liquide S.A. ADR	830	20,771
Total Basic Materials		101,700

Technology - 2.0%
SAP SE ADR	417	48,230
ASML Holding N.V. — Class G	168	33,259
Total Technology		81,489

Communications - 1.5%
Vodafone Group plc ADR	1,030	25,039
Deutsche Telekom AG ADR	1,256	19,386
Telefonica S.A. ADR	1,807	15,414
Total Communications		59,839

Consumer, Cyclical - 1.4%
LVMH Moet Hennessy Louis Vuitton SE ADR	520	34,476
Daimler AG ADR	1,390	22,303
Total Consumer, Cyclical		56,779

Utilities - 0.4%
National Grid plc ADR	259	14,465

Total Common Stocks
(Cost $1,490,084)		1,614,291

MUTUAL FUNDS† - 48.4%
Guggenheim Strategy Fund II2	44,356	1,108,465
Guggenheim Strategy Fund I2	34,847	872,569
Total Mutual Funds
(Cost $1,979,699)		1,981,034

	Face Amount

U.S. TREASURY BILLS†† - 7.0%
U.S. Treasury Bills
1.72% due 07/12/18[3,4,5]	$285,000	284,867
Total U.S. Treasury Bills
(Cost $284,844)		284,867

	Shares

SECURITIES LENDING COLLATERAL†,6 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[7]	16,727	16,727
Total Securities Lending Collateral
(Cost $16,727)		16,727

Total Investments - 95.3%
(Cost $3,771,354)		$3,896,919
Other Assets & Liabilities, net - 4.7%		190,937
Total Net Assets - 100.0%		$4,087,856

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
EUROPE 1.25x STRATEGY FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Currency Futures Contracts Purchased†
Euro FX Futures Contracts	24	Sep 2018	$3,523,200	$(12,728)

Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	98	Sep 2018	3,453,001	(55,237)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 7.
[2]	Affiliated issuer.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Zero coupon rate security.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,614,291	$—	$—	$1,614,291
Mutual Funds	1,981,034	—	—	1,981,034
U.S. Treasury Bills	—	284,867	—	284,867
Securities Lending Collateral	16,727	—	—	16,727
Total Assets	$3,612,052	$284,867	$—	$3,896,919

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts*	$12,728	$—	$—	$12,728
Equity Futures Contracts*	55,237	—	—	55,237
Total Liabilities	$67,965	$—	$—	$67,965

*	This derivative is reported as unrealized loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
EUROPE 1.25x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, consisting of Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$266,751	$1,356,673	$(750,000)	$(323)	$(532)	$872,569	34,847	$6,603
Guggenheim Strategy Fund II	906,537	452,875	(250,000)	8	(955)	1,108,465	44,356	12,828
	$1,173,288	$1,809,548	$(1,000,000)	$(315)	$(1,487)	$1,981,034		$19,431

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value - including $16,239 of securities loaned (cost $1,791,655)	$1,915,885
Investments in affiliated issuers, at value (cost $1,979,699)	1,981,034
Cash	2,602
Receivables:
Securities sold	200,000
Variation margin	57,690
Foreign tax reclaims	11,048
Dividends	10,596
Swap settlement	322
Securities lending income	2
Total assets	4,179,179

Liabilities:
Foreign currency, at value (cost $22,047)	22,057
Payable for:
Fund shares redeemed	35,482
Return of securities loaned	16,727
Securities purchased	5,293
Management fees	3,143
Transfer agent and administrative fees	873
Investor service fees	873
Portfolio accounting fees	349
Trustees’ fees*	115
Miscellaneous	6,411
Total liabilities	91,323
Commitments and contingent liabilities (Note 11)	—
Net assets	$4,087,856

Net assets consist of:
Paid in capital	$6,849,102
Undistributed net investment income	71,356
Accumulated net realized loss on investments	(2,890,152)
Net unrealized appreciation on investments	57,550
Net assets	$4,087,856
Capital shares outstanding	41,837
Net asset value per share	$97.71

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $4,630)	$76,803
Dividends from securities of affiliated issuers	19,431
Interest	2,272
Income from securities lending, net	2,399
Total investment income	100,905

Expenses:
Management fees	22,924
Investor service fees	6,368
Transfer agent and administrative fees	6,368
Professional fees	4,511
Portfolio accounting fees	2,547
Trustees’ fees*	627
Custodian fees	330
Line of credit fees	23
Miscellaneous	427
Total expenses	44,125
Net investment income	56,780

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(93,017)
Investments in affiliated issuers	(315)
Futures contracts	(202,729)
Foreign currency transactions	1,850
Net realized loss	(294,211)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(138,843)
Investments in affiliated issuers	(1,487)
Futures contracts	(79,771)
Foreign currency translations	31
Net change in unrealized appreciation (depreciation)	(220,070)
Net realized and unrealized loss	(514,281)
Net decrease in net assets resulting from operations	$(457,501)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$56,780	$11,928
Net realized gain (loss) on investments	(294,211)	679,374
Net change in unrealized appreciation (depreciation) on investments	(220,070)	264,177
Net increase (decrease) in net assets resulting from operations	(457,501)	955,479

Distributions to shareholders from:
Net investment income	—	(40,552)
Total distributions to shareholders	—	(40,552)

Capital share transactions:
Proceeds from sale of shares	7,585,854	16,896,795
Distributions reinvested	—	40,552
Cost of shares redeemed	(8,765,842)	(14,679,728)
Net increase (decrease) from capital share transactions	(1,179,988)	2,257,619
Net increase (decrease) in net assets	(1,637,489)	3,172,546

Net assets:
Beginning of period	5,725,345	2,552,799
End of period	$4,087,856	$5,725,345
Undistributed net investment income at end of period	$71,356	$14,576

Capital share activity:
Shares sold	72,565	176,252
Shares issued from reinvestment of distributions	—	412
Shares redeemed	(85,430)	(153,070)
Net increase (decrease) in shares	(12,865)	23,594

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$104.66	$82.06	$88.28	$96.17	$112.32	$90.79
Income (loss) from investment operations:
Net investment income (loss)[b]	1.14	.25	.25	.66	1.26	.78
Net gain (loss) on investments (realized and unrealized)	(8.09)	23.17	(6.25)	(7.35)	(15.19)	20.87
Total from investment operations	(6.95)	23.42	(6.00)	(6.69)	(13.93)	21.65
Less distributions from:
Net investment income	—	(.82)	(.22)	(1.20)	(2.22)	(.12)
Total distributions	—	(.82)	(.22)	(1.20)	(2.22)	(.12)
Net asset value, end of period	$97.71	$104.66	$82.06	$88.28	$96.17	$112.32

Total Return[c]	(6.64%)	28.60%	(5.58%)	(7.19%)	(12.49%)	23.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,088	$5,725	$2,553	$3,083	$3,304	$12,116
Ratios to average net assets:
Net investment income (loss)	2.23%	0.26%	1.70%	0.63%	1.14%	0.79%
Total expenses[d]	1.73%	1.80%	1.73%	1.66%	1.75%	1.71%
Portfolio turnover rate	93%	121%	441%	620%	401%	455%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt instruments; and (iv) other short-term fixed income securities.

Inception Date: October 1, 2001

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	21.9%
Guggenheim Strategy Fund II	21.8%
Total	43.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Japan 2x Strategy Fund	(2.73%)	22.94%	12.85%	7.57%
Nikkei-225 Stock Average Index	(0.43%)	12.92%	7.89%	4.72%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 43.7%
Guggenheim Strategy Fund I1	33,034	$827,175
Guggenheim Strategy Fund II1	32,969	823,907
Total Mutual Funds
(Cost $1,640,615)		1,651,082

	Face Amount

FEDERAL AGENCY NOTES†† - 10.6%
Fannie Mae[2]
1.13% due 12/14/18	$200,000	199,096
Federal Farm Credit Bank[3]
2.04% (1 Month USD LIBOR - 0.05%) due 01/23/19[4]	100,000	100,045
Freddie Mac[2]
0.80% due 07/11/18	100,000	99,973
Total Federal Agency Notes
(Cost $399,297)		399,114

FEDERAL AGENCY DISCOUNT NOTES†† - 5.3%
Federal Home Loan Bank[3]
1.85% due 07/06/18[5,6]	200,000	199,949
Total Federal Agency Discount Notes
(Cost $199,949)		199,949

U.S. TREASURY BILLS†† - 5.0%
U.S. Treasury Bills
1.72% due 07/12/18[5,6,7]	188,000	187,912
Total U.S. Treasury Bills
(Cost $187,897)		187,912

REPURCHASE AGREEMENTS††,8 - 24.1%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	501,808	501,808
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	246,412	246,412
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	164,274	164,274
Total Repurchase Agreements
(Cost $912,494)		912,494

Total Investments - 88.7%
(Cost $3,340,252)		$3,350,551
Other Assets & Liabilities, net - 11.3%		428,346
Total Net Assets - 100.0%		$3,778,897

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	67	Sep 2018	$7,604,081	$(30,159)

Equity Futures Contracts Purchased†
Nikkei-225 (CME) Index Futures Contracts	68	Sep 2018	7,570,100	(49,972)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
[8]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,651,082	$—	$—	$1,651,082
Federal Agency Notes	—	399,114	—	399,114
Federal Agency Discount Notes	—	199,949	—	199,949
U.S. Treasury Bills	—	187,912	—	187,912
Repurchase Agreements	—	912,494	—	912,494
Total Assets	$1,651,082	$1,699,469	$—	$3,350,551

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts*	$30,159	$—	$—	$30,159
Equity Futures Contracts*	49,972	—	—	49,972
Total Liabilities	$80,131	$—	$—	$80,131

*	This derivative is reported as unrealized loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$1,486,508	$1,866,567	$(2,525,000)	$(813)	$(87)	$827,175	33,034	$16,597
Guggenheim Strategy Fund II	1,852,417	997,203	(2,025,000)	(1,233)	520	823,907	32,969	17,202
	$3,338,925	$2,863,770	$(4,550,000)	$(2,046)	$433	$1,651,082		$33,799

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $787,143)	$786,975
Investments in affiliated issuers, at value (cost $1,640,615)	1,651,082
Repurchase agreements, at value (cost $912,494)	912,494
Receivables:
Fund shares sold	453,673
Dividends	5,286
Swap settlement	2,295
Interest	635
Total assets	3,812,440

Liabilities:
Payable for:
Variation margin	21,546
Securities purchased	5,419
Management fees	2,115
Transfer agent and administrative fees	705
Investor service fees	705
Portfolio accounting fees	282
Trustees’ fees*	97
Fund shares redeemed	27
Miscellaneous	2,647
Total liabilities	33,543
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,778,897

Net assets consist of:
Paid in capital	$4,801,602
Undistributed net investment income	11,639
Accumulated net realized loss on investments	(964,512)
Net unrealized depreciation on investments	(69,832)
Net assets	$3,778,897
Capital shares outstanding	38,531
Net asset value per share	$98.07

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$33,799
Interest	10,482
Total investment income	44,281

Expenses:
Management fees	15,880
Investor service fees	5,293
Transfer agent and administrative fees	5,293
Professional fees	4,879
Portfolio accounting fees	2,117
Trustees’ fees*	485
Custodian fees	289
Line of credit fees	7
Miscellaneous	(1,601)
Total expenses	32,642
Net investment income	11,639

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(2,046)
Futures contracts	123,973
Net realized gain	121,927
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(167)
Investments in affiliated issuers	433
Futures contracts	(255,746)
Net change in unrealized appreciation (depreciation)	(255,480)
Net realized and unrealized loss	(133,553)
Net decrease in net assets resulting from operations	$(121,914)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$11,639	$(5,644)
Net realized gain on investments	121,927	1,508,664
Net change in unrealized appreciation (depreciation) on investments	(255,480)	28,618
Net increase (decrease) in net assets resulting from operations	(121,914)	1,531,638

Capital share transactions:
Proceeds from sale of shares	19,047,827	16,175,572
Cost of shares redeemed	(20,761,111)	(14,591,761)
Net increase (decrease) from capital share transactions	(1,713,284)	1,583,811
Net increase (decrease) in net assets	(1,835,198)	3,115,449

Net assets:
Beginning of period	5,614,095	2,498,646
End of period	$3,778,897	$5,614,095
Undistributed net investment income at end of period	$11,639	$—

Capital share activity:
Shares sold	186,162	195,913
Shares redeemed	(203,313)	(177,480)
Net increase (decrease) in shares	(17,151)	18,433

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$100.82	$67.08	$61.65	$55.02	$171.68	$110.06
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	(.13)	(.06)	(.78)	(1.68)	(2.16)
Net gain (loss) on investments (realized and unrealized)	(3.03)	33.87	5.49	7.41	(16.58)	63.78
Total from investment operations	(2.75)	33.74	5.43	6.63	(18.26)	61.62
Less distributions from:
Net realized gains	—	—	—	—	(98.40)	—
Total distributions	—	—	—	—	(98.40)	—
Net asset value, end of period	$98.07	$100.82	$67.08	$61.65	$55.02	$171.68

Total Return[c]	(2.73%)	50.30%	8.86%	12.00%	(15.41%)	56.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,779	$5,614	$2,499	$3,577	$2,608	$4,909
Ratios to average net assets:
Net investment income (loss)	0.55%	(0.15%)	(0.50%)	(1.22%)	(1.39%)	(1.50%)
Total expenses[d]	1.54%	1.83%	1.56%	1.50%	1.59%	1.54%
Portfolio turnover rate	112%	73%	183%	87%	146%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund I	28.1%
Guggenheim Strategy Fund II	26.2%
Total	54.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 Month‡	1 Year	5 Year	10 Year
Strengthening Dollar 2x Strategy Fund	6.53%	0.27%	3.50%	0.99%
U.S. Dollar Index	2.55%	(1.21%)	2.59%	2.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 54.3%
Guggenheim Strategy Fund I1	36,766	$920,623
Guggenheim Strategy Fund II1	34,324	857,755
Total Mutual Funds
(Cost $1,769,808)		1,778,378

	Face Amount

FEDERAL AGENCY NOTES†† - 10.7%
Freddie Mac[2]
0.80% due 07/11/18	$200,000	199,945
Fannie Mae[2]
1.13% due 12/14/18	100,000	99,548
Federal Farm Credit Bank[3]
2.04% (1 Month USD LIBOR - 0.05%) due 01/23/19[4]	50,000	50,022
Total Federal Agency Notes
(Cost $349,626)		349,515

FEDERAL AGENCY DISCOUNT NOTES†† - 7.6%
Federal Home Loan Bank[3]
1.85% due 07/06/18[5,6]	150,000	149,962
1.87% due 07/09/18[5,6]	100,000	99,958
Total Federal Agency Discount Notes
(Cost $249,920)		249,920

U.S. TREASURY BILLS†† - 3.0%
1.72% due 07/12/18[5,6,7]	98,000	97,954
Total U.S. Treasury Bills
(Cost $97,946)		97,954

REPURCHASE AGREEMENTS††,8 - 26.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[9]	480,211	480,211
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[9]	235,806	235,806
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[9]	157,204	157,204
Total Repurchase Agreements
(Cost $873,221)		873,221

Total Investments - 102.3%
(Cost $3,340,521)		$3,348,988
Other Assets & Liabilities, net - (2.3)%		(75,789)
Total Net Assets - 100.0%		$3,273,199

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Loss
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	62	Sep 2018	$5,845,980	$(12,657)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Loss
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	2.36%	At Maturity	09/20/18	7,035	$661,974	$(2,080)

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[4]

Variable rate security. Rate indicated is the rate effective at June 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Zero coupon rate security.
[7]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
[8]	Repurchase Agreements — See Note 6.
[9]	All or a portion of this security is pledged as currency index swap collateral at June 30, 2018.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,778,378	$—	$—	$1,778,378
Federal Agency Notes	—	349,515	—	349,515
Federal Agency Discount Notes	—	249,920	—	249,920
U.S. Treasury Bills	—	97,954	—	97,954
Repurchase Agreements	—	873,221	—	873,221
Total Assets	$1,778,378	$1,570,610	$—	$3,348,988

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts*	$12,657	$—	$—	$12,657
Currency Index Swap Agreements*	—	2,080	—	2,080
Total Liabilities	$12,657	$2,080	$—	$14,737

*	This derivative is reported as unrealized loss at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
STRENGTHENING DOLLAR 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust , including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$486,103	$1,160,295	$(725,000)	$(91)	$(684)	$920,623	36,766	$10,246
Guggenheim Strategy Fund II	592,767	1,341,005	(1,075,000)	600	(1,617)	857,755	34,324	10,964
	$1,078,870	$2,501,300	$(1,800,000)	$509	$(2,301)	$1,778,378		$21,210

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $697,492)	$697,389
Investments in affiliated issuers, at value (cost $1,769,808)	1,778,378
Repurchase agreements, at value (cost $873,221)	873,221
Segregated cash with broker	6,498
Receivables:
Dividends	5,638
Fund shares sold	2,194
Interest	933
Swap settlement	755
Total assets	3,365,006

Liabilities:
Unrealized depreciation on swap agreements	2,080
Payable for:
Variation margin	50,785
Fund shares redeemed	24,526
Securities purchased	5,782
Management fees	2,413
Transfer agent and administrative fees	670
Investor service fees	670
Portfolio accounting fees	268
Trustees’ fees*	129
Miscellaneous	4,484
Total liabilities	91,807
Commitments and contingent liabilities (Note 11)	—
Net assets	$3,273,199

Net assets consist of:
Paid in capital	$4,379,471
Undistributed net investment income	5,689
Accumulated net realized loss on investments	(1,105,691)
Net unrealized depreciation on investments	(6,270)
Net assets	$3,273,199
Capital shares outstanding	86,485
Net asset value per share	$37.85

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$21,210
Interest	8,094
Total investment income	29,304

Expenses:
Management fees	11,990
Investor service fees	3,331
Transfer agent and administrative fees	3,331
Professional fees	1,874
Portfolio accounting fees	1,332
Trustees’ fees*	243
Custodian fees	167
Miscellaneous	1,347
Total expenses	23,615
Net investment income	5,689

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11
Investments in affiliated issuers	509
Swap agreements	(6,774)
Futures contracts	162,582
Net realized gain	156,328
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(105)
Investments in affiliated issuers	(2,301)
Swap agreements	1,700
Futures contracts	22,822
Net change in unrealized appreciation (depreciation)	22,116
Net realized and unrealized gain	178,444
Net increase in net assets resulting from operations	$184,133

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,689	$(2,805)
Net realized gain (loss) on investments	156,328	(501,880)
Net change in unrealized appreciation (depreciation) on investments	22,116	(122,233)
Net increase (decrease) in net assets resulting from operations	184,133	(626,918)

Distributions to shareholders from:
Net realized gains	—	(54,703)
Total distributions to shareholders	—	(54,703)

Capital share transactions:
Proceeds from sale of shares	11,319,032	12,652,905
Distributions reinvested	—	54,703
Cost of shares redeemed	(9,966,581)	(15,933,084)
Net increase (decrease) from capital share transactions	1,352,451	(3,225,476)
Net increase (decrease) in net assets	1,536,584	(3,907,097)

Net assets:
Beginning of period	1,736,615	5,643,712
End of period	$3,273,199	$1,736,615
Undistributed net investment income at end of period	$5,689	$—

Capital share activity:
Shares sold	315,732	327,875
Shares issued from reinvestment of distributions	—	1,446
Shares redeemed	(278,129)	(408,989)
Net increase (decrease) in shares	37,603	(79,668)

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$35.53	$43.90	$43.45	$42.19	$34.32	$35.37
Income (loss) from investment operations:
Net investment income (loss)[b]	.08	(.04)	(.23)	(.55)	(.47)	(.60)
Net gain (loss) on investments (realized and unrealized)	2.24	(7.67)	2.96	6.09	8.34	(.45)
Total from investment operations	2.32	(7.71)	2.73	5.54	7.87	(1.05)
Less distributions from:
Net realized gains	—	(.66)	(2.28)	(4.28)	—	—
Total distributions	—	(.66)	(2.28)	(4.28)	—	—
Net asset value, end of period	$37.85	$35.53	$43.90	$43.45	$42.19	$34.32

Total Return[c]	6.53%	(17.65%)	7.00%	13.35%	22.93%	(2.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,273	$1,737	$5,644	$3,303	$6,980	$2,803
Ratios to average net assets:
Net investment income (loss)	0.43%	(0.10%)	(0.57%)	(1.21%)	(1.24%)	(1.69%)
Total expenses[d]	1.77%	1.80%	1.76%	1.70%	1.76%	1.73%
Portfolio turnover rate	120%	88%	190%	177%	189%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:3 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Date: September 30, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	31.5%
Guggenheim Strategy Fund I	28.8%
Total	60.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Weakening Dollar 2x Strategy Fund	(6.91%)	(1.80%)	(6.73%)	(6.91%)
U.S. Dollar Index	2.55%	(1.21%)	2.59%	2.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 60.3%
Guggenheim Strategy Fund II1	9,207	$230,088
Guggenheim Strategy Fund I1	8,399	210,307
Total Mutual Funds
(Cost $436,188)		440,395

	Face Amount

FEDERAL AGENCY NOTES†† - 20.5%
Federal Farm Credit Bank[2]
2.04% (1 Month USD LIBOR - 0.05%) due 01/23/19[3]	$50,000	50,023
Freddie Mac[4]
0.80% due 07/11/18	50,000	49,986
Fannie Mae[4]
1.13% due 07/20/18	50,000	49,980
Total Federal Agency Notes
(Cost $149,984)		149,989

U.S. TREASURY BILLS†† - 4.0%
U.S. Treasury Bills
1.72% due 07/12/18[5,6,7]	29,000	28,987
Total U.S. Treasury Bills
(Cost $28,984)		28,987

REPURCHASE AGREEMENTS††,8 - 13.5%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18[9]	54,380	54,380
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18[9]	26,703	26,703
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18[9]	17,802	17,802
Total Repurchase Agreements
(Cost $98,885)		98,885

Total Investments - 98.3%
(Cost $714,041)		$718,256
Other Assets & Liabilities, net - 1.7%		12,570
Total Net Assets - 100.0%		$730,826

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Gain
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	14	Sep 2018	$1,320,060	$1,871

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Gain
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	2.36%	At Maturity	09/20/18	1,341	$126,208	$34

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]

Variable rate security. Rate indicated is the rate effective at June 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[5]	All or a portion of this security is pledged as futures collateral at June 30, 2018.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Zero coupon rate security.
[8]	Repurchase Agreements — See Note 6.
[9]	All or a portion of this security is pledged as currency index swap collateral at June 30, 2018.
LIBOR — London Interbank Offered Rate

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$440,395	$—	$—	$440,395
Federal Agency Notes	—	149,989	—	149,989
U.S. Treasury Bills	—	28,987	—	28,987
Repurchase Agreements	—	98,885	—	98,885
Currency Futures Contracts*	1,871	—	—	1,871
Currency Index Swap Agreements*	—	34	—	34
Total Assets	$442,266	$277,895	$—	$720,161

*	This derivative is reported as unrealized gain at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the GI, result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the period ended June 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 12/31/17	Additions	Reductions	Realized Loss	Change in Unrealized	Value 06/30/18	Shares 06/30/18	Investment Income
Mutual Funds
Guggenheim Strategy Fund I	$187,101	$303,409	$(280,000)	$(45)	$(158)	$210,307	8,399	$3,402
Guggenheim Strategy Fund II	236,637	153,672	(160,000)	(34)	(187)	230,088	9,207	3,665
	$423,738	$457,081	$(440,000)	$(79)	$(345)	$440,395		$7,067

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments in unaffiliated issuers (cost $178,968)	$178,976
Investments in affiliated issuers, at value (cost $436,188)	440,395
Repurchase agreements, at value (cost $98,885)	98,885
Unrealized appreciation on swap agreements	34
Receivables:
Variation margin	11,284
Fund shares sold	4,002
Dividends	1,201
Interest	475
Total assets	735,252

Liabilities:
Payable for:
Securities purchased	1,237
Swap settlement	631
Management fees	569
Licensing fees	504
Transfer agent and administrative fees	158
Investor service fees	158
Portfolio accounting fees	63
Fund shares redeemed	54
Trustees’ fees*	18
Miscellaneous	1,034
Total liabilities	4,426
Commitments and contingent liabilities (Note 11)	—
Net assets	$730,826

Net assets consist of:
Paid in capital	$2,095,390
Undistributed net investment income	1,632
Accumulated net realized loss on investments	(1,372,316)
Net unrealized appreciation on investments	6,120
Net assets	$730,826
Capital shares outstanding	11,648
Net asset value per share	$62.74

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$7,067
Interest	2,504
Total investment income	9,571

Expenses:
Management fees	4,028
Investor service fees	1,119
Transfer agent and administrative fees	1,119
Professional fees	655
Portfolio accounting fees	448
Trustees’ fees*	106
Custodian fees	57
Miscellaneous	407
Total expenses	7,939
Net investment income	1,632

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(79)
Swap agreements	(13,458)
Futures contracts	(60,656)
Net realized loss	(74,193)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	6
Investments in affiliated issuers	(345)
Swap agreements	(6,006)
Futures contracts	(9,251)
Net change in unrealized appreciation (depreciation)	(15,596)
Net realized and unrealized loss	(89,789)
Net decrease in net assets resulting from operations	$(88,157)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,632	$(2,521)
Net realized loss on investments	(74,193)	(3,141)
Net change in unrealized appreciation (depreciation) on investments	(15,596)	25,310
Net increase (decrease) in net assets resulting from operations	(88,157)	19,648

Capital share transactions:
Proceeds from sale of shares	2,813,778	13,687,425
Cost of shares redeemed	(2,773,728)	(13,615,500)
Net increase from capital share transactions	40,050	71,925
Net increase (decrease) in net assets	(48,107)	91,573

Net assets:
Beginning of period	778,933	687,360
End of period	$730,826	$778,933
Undistributed net investment income at end of period	$1,632	$—

Capital share activity:
Shares sold	40,924	221,937
Shares redeemed	(40,833)	(222,548)
Net increase (decrease) in shares	91	(611)

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$67.40	$56.49	$61.90	$74.41	$95.30	$98.04
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	(.14)	(.11)	(.80)	(1.28)	(1.60)
Net gain (loss) on investments (realized and unrealized)	(4.78)	11.05	(5.30)	(11.71)	(19.61)	(1.14)
Total from investment operations	(4.66)	10.91	(5.41)	(12.51)	(20.89)	(2.74)
Net asset value, end of period	$62.74	$67.40	$56.49	$61.90	$74.41	$95.30

Total Return[c]	(6.91%)	19.31%	(8.71%)	(16.83%)	(21.91%)	(2.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$731	$779	$687	$1,297	$1,209	$1,896
Ratios to average net assets:
Net investment income (loss)	0.36%	(0.22%)	(0.63%)	(1.22%)	(1.44%)	(1.69%)
Total expenses[d]	1.77%	1.80%	1.76%	1.71%	1.76%	1.74%
Portfolio turnover rate	80%	367%	250%	232%	108%	—

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amount for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Normally, all such distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.91% at June 30, 2018.

(j) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$6,223,620	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	13,331,531	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	4,537,950	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	1,467,510

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally-cleared swap transaction, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For Funds utilizing interest rate swaps, the exchange bears the risk of loss.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$698,747	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	333,175

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of June 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin	Variation margin
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at June 30, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at June 30, 2018
Weakening Dollar 2x Strategy Fund	$—	$1,871	$34	$1,905

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at June 30, 2018
Europe 1.25x Strategy Fund	$55,237	$12,728	$—	$67,965
Japan 2x Strategy Fund	49,972	30,159	—	80,131
Strengthening Dollar 2x Strategy Fund	—	12,657	2,080	14,737

*

Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the period ended June 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the period ended June 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(68,783)	$(133,946)	$—	$(202,729)
Japan 2x Strategy Fund	(404,611)	528,584	—	123,973
Strengthening Dollar 2x Strategy Fund	—	162,582	(6,774)	155,808
Weakening Dollar 2x Strategy Fund	—	(60,656)	(13,458)	(74,114)

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(17,144)	$(62,627)	$—	$(79,771)
Japan 2x Strategy Fund	(186,071)	(69,675)	—	(255,746)
Strengthening Dollar 2x Strategy Fund	—	22,822	1,700	24,522
Weakening Dollar 2x Strategy Fund	—	(9,251)	(6,006)	(15,257)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$34	$—	$34	$—	$—	$34

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$2,080	$—	$2,080	$2,080	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of June 30, 2018. The derivatives tables following the Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
Strengthening Dollar 2x Strategy Fund	Goldman Sachs Group	Futures contracts	$6,498	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

If a Fund invests in an affiliated fund, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the period ended June 30, 2018, the Funds did not waive any fees related to investments in affiliated funds.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
2.10%			1.88% - 2.50%
Due 07/02/18	$47,042,511	$47,050,743	08/31/22 - 08/15/25	$46,464,300	$45,313,928
			U.S. Treasury Bonds
			3.00% - 3.38%
			05/15/44 - 05/15/47	2,559,600	2,582,788
					47,896,716

Barclays Capital			U.S. TIP Notes
2.07%			0.39% - 1.00%
Due 07/02/18	23,100,095	23,104,080	01/15/26 - 02/15/46	18,009,827	17,794,154
			U.S. Treasury Note
			1.88%
			03/31/22	5,903,500	5,752,223
					23,546,377

Bank of America Merrill Lynch			U.S. Treasury Note
2.08%			4.00%
Due 07/02/18	15,400,064	15,402,733	08/15/18	15,438,500	15,658,625

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$109,560	$(109,560)	$—	$116,532	$—	$116,532
S&P MidCap 400® Pure Growth Fund	151,798	(151,798)	—	152,295	—	152,295
S&P MidCap 400® Pure Value Fund	744,816	(744,816)	—	772,724	—	772,724
S&P SmallCap 600® Pure Growth Fund	682,980	(682,980)	—	705,657	—	705,657
S&P SmallCap 600® Pure Value Fund	990,491	(990,491)	—	1,031,229	—	1,031,229
Europe 1.25x Strategy Fund	16,239	(16,239)	—	16,727	—	16,727

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At June 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
S&P 500® Pure Growth Fund	$46,558,353	$13,561,213	$(901,309)	$12,659,904
S&P 500® Pure Value Fund	31,203,849	4,996,333	(721,959)	4,274,374
S&P MidCap 400® Pure Growth Fund	24,119,056	2,158,811	(1,060,805)	1,098,006
S&P MidCap 400® Pure Value Fund	11,637,953	1,906,574	(222,096)	1,684,478
S&P SmallCap 600® Pure Growth Fund	22,332,776	3,863,820	(449,826)	3,413,994
S&P SmallCap 600® Pure Value Fund	17,554,369	1,161,118	(399,787)	761,331
Europe 1.25x Strategy Fund	3,938,174	4,078	(113,298)	(109,220)
Japan 2x Strategy Fund	3,342,745	8,096	(80,421)	(72,325)
Strengthening Dollar 2x Strategy Fund	3,342,752	6,384	(14,885)	(8,501)
Weakening Dollar 2x Strategy Fund	714,078	6,083	—	6,083

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Securities Transactions

For the period ended June 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$46,389,460	$46,646,171
S&P 500® Pure Value Fund	23,124,224	32,211,325
S&P MidCap 400® Pure Growth Fund	21,086,113	17,116,043
S&P MidCap 400® Pure Value Fund	9,362,764	14,175,681
S&P SmallCap 600® Pure Growth Fund	24,881,153	22,274,547
S&P SmallCap 600® Pure Value Fund	15,959,120	16,899,820
Europe 1.25x Strategy Fund	4,393,669	6,087,809
Japan 2x Strategy Fund	2,863,769	4,550,000
Strengthening Dollar 2x Strategy Fund	2,501,300	1,800,000
Weakening Dollar 2x Strategy Fund	457,081	440,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$11,991,156	$13,328,336	$(112,449)
S&P 500® Pure Value Fund	4,838,736	10,973,324	303,200
S&P MidCap 400® Pure Growth Fund	1,670,929	1,543,782	(20,281)
S&P MidCap 400® Pure Value Fund	608,627	1,832,372	2,412
S&P SmallCap 600® Pure Growth Fund	4,268,985	3,633,524	(110,889)
S&P SmallCap 600® Pure Value Fund	2,753,275	2,120,214	(109,291)
Europe 1.25x Strategy Fund	2,550,864	3,357,599	(44,824)

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.66% for the period ended June 30, 2018. On June 30, 2018, the Europe 1.25x Strategy Fund borrowed $20,000 under this agreement. The remaining Funds did not have any borrowings outstanding under this agreement at June 30, 2018.

The average daily balances borrowed for the period ended June 30, 2018, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$386
S&P 500® Pure Value Fund	74
S&P MidCap 400® Pure Growth Fund	723
S&P MidCap 400® Pure Value Fund	36
S&P SmallCap 600® Pure Growth Fund	2,438
S&P SmallCap 600® Pure Value Fund	27
Europe 1.25x Strategy Fund	833
Japan 2x Strategy Fund	241

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 11 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the Investment Advisory Agreement the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund

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OTHER INFORMATION (Unaudited)(continued)

performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
Interested Trustee
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	165	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1998 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Current: Retired Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior

Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present)

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2007-present).

Former: Tax Compliance Manager, Ernst & Young, LLP (1996-2009).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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6.30.2018

Rydex Variable Trust Semi-Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

GuggenheimInvestments.com	RVASECF-SEMI-0618x1218

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	7
BASIC MATERIALS FUND	13
BIOTECHNOLOGY FUND	20
CONSUMER PRODUCTS FUND	26
ELECTRONICS FUND	32
ENERGY FUND	38
ENERGY SERVICES FUND	44
FINANCIAL SERVICES FUND	50
HEALTH CARE FUND	57
INTERNET FUND	64
LEISURE FUND	71
PRECIOUS METALS FUND	78
REAL ESTATE FUND	84
RETAILING FUND	91
TECHNOLOGY FUND	97
TELECOMMUNICATIONS FUND	104
TRANSPORTATION FUND	110
UTILITIES FUND	116
NOTES TO FINANCIAL STATEMENTS	122
OTHER INFORMATION	131
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	134
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	138

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 1

June 30, 2018

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the semi-annual shareholder report for 18 of our Funds (the “Funds”) that are part of the Rydex Variable Trust. This report covers performance of the Funds for the semi-annual period ended June 30, 2018.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
July 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	June 30, 2018

As the U.S. economy powers along, with second quarter 2018 gross domestic product (“GDP”) coming in at 4.1% annualized, geopolitical risk continues to weigh on the market. Positive headlines surrounding growth and the labor market are offset by the trade war launched by the U.S. against both its rivals and its allies. In May, the Trump administration allowed the aluminum and steel tariff exemptions to expire for Canada, Mexico, and the European Union, instituting 25% tariffs on steel and 10% tariffs on aluminum imported from these regions. In June, the U.S. administration announced it would also impose 25% tariffs on $50 billion worth of Chinese imports ($34 billion of which would be tariffed beginning in July), followed by the publication of a list of $200 billion in additional Chinese goods to be targeted, to which China promised retaliation. The European Union has also announced retaliation, approving tariffs of 25% on a long list of American goods. Over this period, 10-year U.S. Treasury yields peaked at 3.1% and finished the quarter at 2.9%.

The bond market’s reaction to trade rhetoric indicates that there is a tug of war at hand. While fiscal stimulus pushed up bond yields initially, tariffs are weighing them down. Markets are right to be concerned about the consequences of a trade war in which no one wins. Outside of the U.S., this trade war will have the intended impact of squeezing economic growth in export-heavy regions, but among the losers will also be U.S. consumers. Some corporations may slow or postpone hiring as they manage for rising input costs. Others will pass higher prices on to the consumer, causing disposable incomes to suffer. In either case, tariffs reduce the benefit of the fiscal stimulus.

The U.S. Federal Reserve’s (the “Fed”) confidence in the U.S. economy seems to have sharpened in recent weeks despite trade war uncertainty. In the June Summary of Economic Projections (“SEP”), the U.S. Federal Reserve Open Market Committee’s (“FOMC”) median expectations for 2018 GDP growth rose from 2.7% to 2.8%. The FOMC now expects a lower unemployment rate, higher personal consumption expenditures inflation and a higher federal funds rate for 2018 and 2019 than previously expected. The Fed is determined to tighten financial conditions until economic growth and hiring slow to a more sustainable pace.

We believe that the net effect of all factors affecting rates—fiscal stimulus, trade war, and monetary policy tightening—will keep long-term interest rates from moving much higher than current levels. The market is currently pricing this in to the yield curve; in July the difference between 30-year and two-year U.S. Treasury yields hit its lowest level since July 2007. The bond market is sending a warning signal that makes us wary of taking on too much credit risk at this stage.

We maintain our view that a recession could come in 2020 and markets may discount this as early as 2019. In the meantime, we are watching for exogenous factors that could cause a recession to come sooner.

For the six months ended June 30, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 2.65%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -2.37%. The return of the MSCI Emerging Markets Index* was -6.51%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.62% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 0.16%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.81% for the six-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	June 30, 2018

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index. The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index. The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index. The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index. The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index. The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index. The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Materials Index is a sub-index of the S&P 500® Index. The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index. The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index. The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index. The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning December 31, 2017 and ending June 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value December 31, 2017	Ending Account Value June 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund	1.68%	(2.04%)	$ 1,000.00	$ 979.60	$ 8.25
Basic Materials Fund	1.68%	(2.78%)	1,000.00	972.20	8.22
Biotechnology Fund	1.68%	3.65%	1,000.00	1,036.50	8.48
Consumer Products Fund	1.68%	(6.18%)	1,000.00	938.20	8.07
Electronics Fund	1.68%	2.97%	1,000.00	1,029.70	8.45
Energy Fund	1.68%	7.96%	1,000.00	1,079.60	8.66
Energy Services Fund	1.68%	(2.71%)	1,000.00	972.90	8.22
Financial Services Fund	1.68%	(1.93%)	1,000.00	980.70	8.25
Health Care Fund	1.68%	6.34%	1,000.00	1,063.40	8.60
Internet Fund	1.69%	16.81%	1,000.00	1,168.10	9.08
Leisure Fund	1.68%	(0.11%)	1,000.00	998.90	8.33
Precious Metals Fund	1.58%	(6.01%)	1,000.00	939.90	7.60
Real Estate Fund	1.69%	0.79%	1,000.00	1,007.90	8.41
Retailing Fund	1.68%	10.84%	1,000.00	1,108.40	8.78
Technology Fund	1.68%	10.40%	1,000.00	1,104.00	8.76
Telecommunications Fund	1.68%	0.84%	1,000.00	1,008.40	8.37
Transportation Fund	1.68%	(4.99%)	1,000.00	950.10	8.12
Utilities Fund	1.68%	1.50%	1,000.00	1,015.00	8.39

Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund	1.68%	5.00%	$ 1,000.00	$ 1,016.46	$ 8.40
Basic Materials Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Biotechnology Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Consumer Products Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Electronics Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Energy Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Energy Services Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Financial Services Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Health Care Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Internet Fund	1.69%	5.00%	1,000.00	1,016.41	8.45
Leisure Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Precious Metals Fund	1.58%	5.00%	1,000.00	1,016.96	7.90
Real Estate Fund	1.69%	5.00%	1,000.00	1,016.41	8.45
Retailing Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Technology Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Telecommunications Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Transportation Fund	1.68%	5.00%	1,000.00	1,016.46	8.40
Utilities Fund	1.68%	5.00%	1,000.00	1,016.46	8.40

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses shown do not include fees charged by insurance companies.

[3]	Actual cumulative return at net asset value for the period December 31, 2017 to June 30, 2018.

6 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Wells Fargo & Co.	4.2%
Citigroup, Inc.	4.2%
JPMorgan Chase & Co.	4.0%
Bank of America Corp.	3.9%
U.S. Bancorp	3.0%
PNC Financial Services Group, Inc.	2.7%
Bank of New York Mellon Corp.	2.4%
Capital One Financial Corp.	2.2%
BB&T Corp.	2.1%
State Street Corp.	1.9%
Top Ten Total	30.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Banking Fund	(2.04%)	7.48%	9.65%	4.66%
S&P 500 Financials Index	(4.09%)	9.64%	13.13%	7.05%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
BANKING FUND

	Shares	Value

COMMON STOCKS† - 98.6%

Banks - 94.2%
Wells Fargo & Co.	4,572	$253,472
Citigroup, Inc.	3,775	252,623
JPMorgan Chase & Co.	2,321	241,848
Bank of America Corp.	8,497	239,530
U.S. Bancorp	3,695	184,824
PNC Financial Services Group, Inc.	1,206	162,931
Bank of New York Mellon Corp.	2,746	148,092
Capital One Financial Corp.	1,467	134,817
BB&T Corp.	2,540	128,118
State Street Corp.	1,266	117,852
SunTrust Banks, Inc.	1,706	112,630
M&T Bank Corp.	598	101,750
Northern Trust Corp.	946	97,334
KeyCorp	4,693	91,701
Regions Financial Corp.	5,097	90,625
Fifth Third Bancorp	3,081	88,425
Citizens Financial Group, Inc.	2,238	87,058
Huntington Bancshares, Inc.	5,534	81,682
First Republic Bank	832	80,529
Comerica, Inc.	883	80,282
SVB Financial Group*	265	76,521
Zions Bancorporation	1,237	65,177
East West Bancorp, Inc.	946	61,679
HDFC Bank Ltd. ADR	548	57,551
Toronto-Dominion Bank	981	56,761
ICICI Bank Ltd. ADR	6,922	55,584
Royal Bank of Canada	737	55,496
Popular, Inc.	1,221	55,201
HSBC Holdings plc ADR	1,168	55,059
Signature Bank*	428	54,733
Commerce Bancshares, Inc.	839	54,292
Cullen/Frost Bankers, Inc.	488	52,821
Bank of Nova Scotia	918	52,528
CIT Group, Inc.	1,029	51,872
Deutsche Bank AG	4,827	51,263
Bank of Montreal	663	51,223
Canadian Imperial Bank of Commerce	588	51,109
Synovus Financial Corp.	956	50,505
UBS Group AG*	3,265	50,085
Credit Suisse Group AG ADR*	3,317	49,357
ING Groep N.V. ADR[1]	3,446	49,347
Webster Financial Corp.	773	49,240
BOK Financial Corp.	522	49,073
PacWest Bancorp	989	48,876
Western Alliance Bancorporation*	855	48,401
First Horizon National Corp.	2,694	48,061
Bank of the Ozarks	1,062	47,832
First Citizens BancShares, Inc. — Class A	115	46,379
Umpqua Holdings Corp.	1,981	44,751
Prosperity Bancshares, Inc.	652	44,571
Wintrust Financial Corp.	511	44,483
Associated Banc-Corp.	1,602	43,735
Pinnacle Financial Partners, Inc.	710	43,558
Texas Capital Bancshares, Inc.*	465	42,547
FNB Corp.	3,157	42,367
BankUnited, Inc.	1,022	41,749
IBERIABANK Corp.	543	41,159
TCF Financial Corp.	1,655	40,746
Valley National Bancorp	3,348	40,712
Home BancShares, Inc.	1,801	40,631
Chemical Financial Corp.	722	40,194
United Bankshares, Inc.	1,103	40,149
UMB Financial Corp.	526	40,097
Hancock Whitney Corp.	855	39,886
MB Financial, Inc.	850	39,695
Bank of Hawaii Corp.	461	38,457
First Financial Bankshares, Inc.	747	38,022
BancorpSouth Bank	1,134	37,365
Cathay General Bancorp	914	37,008
Glacier Bancorp, Inc.	951	36,785
South State Corp.	420	36,225
Old National Bancorp	1,876	34,894
Columbia Banking System, Inc.	849	34,724
Fulton Financial Corp.	2,103	34,699
First Financial Bancorp	1,129	34,604
International Bancshares Corp.	807	34,540
Simmons First National Corp. — Class A	1,118	33,428
First Midwest Bancorp, Inc.	1,293	32,933
CenterState Bank Corp.	1,098	32,742
Union Bankshares Corp.	839	32,620
CVB Financial Corp.	1,417	31,769
Hope Bancorp, Inc.	1,773	31,613
United Community Banks, Inc.	1,015	31,130
Trustmark Corp.	941	30,705
Ameris Bancorp	556	29,663
Banner Corp.	482	28,983
LegacyTexas Financial Group, Inc.	695	27,119
Total Banks		5,723,207

Savings & Loans - 3.5%
People’s United Financial, Inc.	2,811	50,851
New York Community Bancorp, Inc.	4,248	46,898
Sterling Bancorp	1,982	46,577
Investors Bancorp, Inc.	3,087	39,483
Pacific Premier Bancorp, Inc.*	710	27,086
Total Savings & Loans		210,895

Insurance - 0.9%
Voya Financial, Inc.	1,178	55,366

Total Common Stocks
(Cost $3,688,219)		5,989,468

PREFERRED STOCKS† - 1.1%
Banks - 1.1%
Itau Unibanco Holding S.A. ADR	6,621	68,726
Total Preferred Stocks
(Cost $52,607)		68,726

8 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
BANKING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.9%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$29,478	$29,478
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	14,475	14,475
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	9,650	9,650
Total Repurchase Agreements
(Cost $53,603)		53,603

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	36,787	36,787
Total Securities Lending Collateral
(Cost $36,787)		36,787

Total Investments - 101.2%
(Cost $3,831,216)		$6,148,584
Other Assets & Liabilities, net - (1.2)%		(75,086)
Total Net Assets - 100.0%		$6,073,498

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,989,468	$—	$—	$5,989,468
Preferred Stocks	68,726	—	—	68,726
Repurchase Agreements	—	53,603	—	53,603
Securities Lending Collateral	36,787	—	—	36,787
Total Assets	$6,094,981	$53,603	$—	$6,148,584

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 9

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $35,714 of securities loaned (cost $3,777,613)	$6,094,981
Repurchase agreements, at value (cost $53,603)	53,603
Receivables:
Securities sold	48,655
Dividends	9,533
Foreign tax reclaims	946
Interest	6
Securities lending income	2
Total assets	6,207,726

Liabilities:
Payable for:
Fund shares redeemed	71,458
Return of securities loaned	36,787
Management fees	4,647
Transfer agent and administrative fees	1,367
Investor service fees	1,367
Portfolio accounting fees	547
Trustees’ fees*	198
Miscellaneous	17,857
Total liabilities	134,228
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,073,498

Net assets consist of:
Paid in capital	$5,453,196
Undistributed net investment income	55,233
Accumulated net realized loss on investments	(1,752,299)
Net unrealized appreciation on investments	2,317,368
Net assets	$6,073,498
Capital shares outstanding	65,129
Net asset value per share	$93.25

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,248)	$89,332
Interest	423
Income from securities lending, net	87
Total investment income	89,842

Expenses:
Management fees	35,054
Investor service fees	10,310
Transfer agent and administrative fees	10,310
Professional fees	8,022
Portfolio accounting fees	4,124
Trustees’ fees*	1,152
Custodian fees	539
Line of credit fees	5
Miscellaneous	(286)
Total expenses	69,230
Net investment income	20,612

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	508,842
Net realized gain	508,842
Net change in unrealized appreciation(depreciation) on:
Investments	(655,078)
Net change in unrealized appreciation(depreciation)	(655,078)
Net realized and unrealized loss	(146,236)
Net decrease in net assets resulting from operations	$(125,624)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

10 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$20,612	$34,419
Net realized gain on investments	508,842	300,585
Net change in unrealized appreciation (depreciation) on investments	(655,078)	492,571
Net increase (decrease) in net assets resulting from operations	(125,624)	827,575

Distributions to shareholders from:
Net investment income	—	(33,765)
Total distributions to shareholders	—	(33,765)

Capital share transactions:
Proceeds from sale of shares	13,261,922	30,366,745
Distributions reinvested	—	33,765
Cost of shares redeemed	(16,755,023)	(37,578,472)
Net decrease from capital share transactions	(3,493,101)	(7,177,962)
Net decrease in net assets	(3,618,725)	(6,384,152)

Net assets:
Beginning of period	9,692,223	16,076,375
End of period	$6,073,498	$9,692,223
Undistributed net investment income at end of period	$55,233	$34,621

Capital share activity:
Shares sold	134,809	347,123
Shares issued from reinvestment of distributions	—	386
Shares redeemed	(171,498)	(435,048)
Net decrease in shares	(36,689)	(87,539)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 11

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$95.19	$84.90	$67.87	$71.43	$86.82	$80.41
Income (loss) from investment operations:
Net investment income (loss)[b]	.24	.28	.10	.42	.48	.48
Net gain (loss) on investments (realized and unrealized)	(2.18)	10.28	17.11	(3.86)	2.55	22.37
Total from investment operations	(1.94)	10.56	17.21	(3.44)	3.03	22.85
Less distributions from:
Net investment income	—	(.27)	(.18)	(.12)	(1.44)	(1.20)
Net realized gains	—	—	—	—	(16.98)	(15.24)
Total distributions	—	(.27)	(.18)	(.12)	(18.42)	(16.44)
Net asset value, end of period	$93.25	$95.19	$84.90	$67.87	$71.43	$86.82

Total Return[c]	(2.04%)	12.48%	27.25%	(4.86%)	3.42%	29.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,073	$9,692	$16,076	$5,611	$3,938	$5,966
Ratios to average net assets:
Net investment income (loss)	0.50%	0.33%	0.69%	0.62%	0.56%	0.52%
Total expenses	1.68%	1.70%	1.67%	1.59%	1.66%	1.64%
Portfolio turnover rate	140%	273%	417%	388%	285%	438%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

12 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
DowDuPont, Inc.	4.8%
Praxair, Inc.	2.6%
LyondellBasell Industries N.V. — Class A	2.6%
Ecolab, Inc.	2.5%
Sherwin-Williams Co.	2.5%
Air Products & Chemicals, Inc.	2.3%
Vale S.A. ADR	2.2%
PPG Industries, Inc.	2.0%
Freeport-McMoRan, Inc.	2.0%
International Paper Co.	1.8%
Top Ten Total	25.3%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Basic Materials Fund	(2.78%)	9.73%	7.67%	1.79%
S&P 500 Materials Index	(3.08%)	9.90%	10.86%	5.71%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Chemicals - 43.7%
DowDuPont, Inc.	6,367	$419,713
Praxair, Inc.	1,449	229,159
LyondellBasell Industries N.V. — Class A	2,032	223,215
Sherwin-Williams Co.	526	214,382
Air Products & Chemicals, Inc.	1,265	196,999
PPG Industries, Inc.	1,683	174,578
Celanese Corp. — Class A	1,198	133,050
Eastman Chemical Co.	1,263	126,250
Westlake Chemical Corp.	1,170	125,927
FMC Corp.	1,322	117,936
Albemarle Corp.	1,196	112,819
Mosaic Co.	3,966	111,246
CF Industries Holdings, Inc.	2,465	109,446
International Flavors & Fragrances, Inc.	867	107,473
RPM International, Inc.	1,763	102,818
Nutrien Ltd.	1,861	101,201
Axalta Coating Systems Ltd.*	3,072	93,112
Chemours Co.	2,065	91,603
Huntsman Corp.	2,905	84,826
WR Grace & Co.	1,044	76,536
Ashland Global Holdings, Inc.	974	76,147
Olin Corp.	2,577	74,012
Methanex Corp.	1,036	73,245
Valvoline, Inc.	3,334	71,914
Cabot Corp.	1,071	66,156
Platform Specialty Products Corp.*	5,623	65,227
PolyOne Corp.	1,496	64,657
Sociedad Quimica y Minera de Chile S.A. ADR[1]	1,336	64,195
Balchem Corp.	623	61,141
Sensient Technologies Corp.	844	60,388
HB Fuller Co.	1,043	55,988
Tronox Ltd. — Class A	2,778	54,671
GCP Applied Technologies, Inc.*	1,655	47,912
Rayonier Advanced Materials, Inc.	1,930	32,984
Total Chemicals		3,820,926

Mining - 18.8%
Freeport-McMoRan, Inc.	9,974	172,151
Newmont Mining Corp.	4,014	151,368
Barrick Gold Corp.	10,984	144,220
Rio Tinto plc ADR	2,160	119,837
Goldcorp, Inc.	7,440	102,002
Alcoa Corp.*	2,167	101,589
BHP Billiton Ltd. ADR	1,905	95,269
Teck Resources Ltd. — Class B	3,374	85,868
Royal Gold, Inc.	911	84,577
Agnico Eagle Mines Ltd.	1,699	77,865
Franco-Nevada Corp.	1,061	77,474
Randgold Resources Ltd. ADR	958	73,852
Wheaton Precious Metals Corp.	3,074	67,813
Pan American Silver Corp.	3,295	58,981
AngloGold Ashanti Ltd. ADR	6,595	54,145
Compass Minerals International, Inc.	758	49,839
Kaiser Aluminum Corp.	423	44,039
Century Aluminum Co.*	2,537	39,958
Coeur Mining, Inc.*	5,137	39,041
Total Mining		1,639,888

Packaging & Containers - 11.5%
WestRock Co.	2,237	127,554
Ball Corp.	3,353	119,199
Packaging Corporation of America	963	107,654
Sealed Air Corp.	2,070	87,872
Berry Global Group, Inc.*	1,849	84,943
Crown Holdings, Inc.*	1,869	83,656
Sonoco Products Co.	1,487	78,068
Graphic Packaging Holding Co.	5,060	73,421
Bemis Company, Inc.	1,582	66,776
KapStone Paper and Packaging Corp.	1,833	63,238
Silgan Holdings, Inc.	2,207	59,214
Owens-Illinois, Inc.*	3,266	54,901
Total Packaging & Containers		1,006,496

Iron & Steel - 10.3%
Vale S.A. ADR	15,016	192,505
Nucor Corp.	2,310	144,375
Steel Dynamics, Inc.	2,405	110,510
Reliance Steel & Aluminum Co.	947	82,900
United States Steel Corp.	2,357	81,906
ArcelorMittal	2,458	70,741
Allegheny Technologies, Inc.*	2,323	58,354
Cleveland-Cliffs, Inc.*	6,356	53,581
Carpenter Technology Corp.	999	52,517
Commercial Metals Co.	2,389	50,432
Total Iron & Steel		897,821

Building Materials - 6.2%
Vulcan Materials Co.	1,089	140,546
Martin Marietta Materials, Inc.	577	128,862
Eagle Materials, Inc.	721	75,683
Louisiana-Pacific Corp.	2,463	67,043
Summit Materials, Inc. — Class A*	2,213	58,091
Boise Cascade Co.	1,024	45,773
US Concrete, Inc.*	556	29,190
Total Building Materials		545,188

Commercial Services - 2.5%
Ecolab, Inc.	1,528	214,424

Forest Products & Paper - 2.4%
International Paper Co.	2,951	153,688
Domtar Corp.	1,253	59,818
Total Forest Products & Paper		213,506

Miscellaneous Manufacturing - 1.6%
AptarGroup, Inc.	884	82,548
Trinseo S.A.	837	59,385
Total Miscellaneous Manufacturing		141,933

14 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
BASIC MATERIALS FUND

	Shares	Value

Household Products & Housewares - 1.2%
Avery Dennison Corp.	997	$101,794

Housewares - 0.8%
Scotts Miracle-Gro Co. — Class A	883	73,430

Coal - 0.5%
Warrior Met Coal, Inc.	1,565	43,147

Total Common Stocks
(Cost $4,882,126)		8,698,553

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$40,473	40,473
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	19,874	19,874
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	13,250	13,250
Total Repurchase Agreements
(Cost $73,597)		73,597

SECURITIES LENDING COLLATERAL†,3 - 0.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	48,706	$48,706
Total Securities Lending Collateral
(Cost $48,706)		48,706

Total Investments - 100.9%
(Cost $5,004,429)		$8,820,856
Other Assets & Liabilities, net - (0.9)%		(78,320)
Total Net Assets - 100.0%		$8,742,536

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
BASIC MATERIALS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$8,698,553	$—	$—	$8,698,553
Repurchase Agreements	—	73,597	—	73,597
Securities Lending Collateral	48,706	—	—	48,706
Total Assets	$8,747,259	$73,597	$—	$8,820,856

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

16 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $47,762 of securities loaned (cost $4,930,832)	$8,747,259
Repurchase agreements, at value (cost $73,597)	73,597
Cash	414
Receivables:
Securities sold	70,403
Dividends	8,044
Foreign tax reclaims	74
Securities lending income	39
Interest	8
Total assets	8,899,838

Liabilities:
Payable for:
Fund shares redeemed	62,533
Return of securities loaned	48,706
Deferred foreign capital gain taxes	19,017
Management fees	6,432
Transfer agent and administrative fees	1,892
Investor service fees	1,892
Portfolio accounting fees	757
Trustees’ fees*	246
Miscellaneous	15,827
Total liabilities	157,302
Commitments and contingent liabilities (Note 9)	—
Net assets	$8,742,536

Net assets consist of:
Paid in capital	$5,269,511
Accumulated net investment loss	(27,757)
Accumulated net realized loss on investments	(315,645)
Net unrealized appreciation on investments	3,816,427
Net assets	$8,742,536
Capital shares outstanding	110,650
Net asset value per share	$79.01

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $909)	$101,724
Interest	708
Income from securities lending, net	509
Total investment income	102,941

Expenses:
Management fees	50,838
Investor service fees	14,952
Transfer agent and administrative fees	14,952
Professional fees	13,094
Portfolio accounting fees	5,981
Trustees’ fees*	1,419
Custodian fees	783
Line of credit fees	2
Miscellaneous	(1,788)
Total expenses	100,233
Net investment income	2,708

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	992,876
Foreign currency transactions	(16)
Net realized gain	992,860
Net change in unrealized appreciation (depreciation) on:
Investments	(1,511,053)
Net change in unrealized appreciation (depreciation)	(1,511,053)
Net realized and unrealized loss	(518,193)
Net decrease in net assets resulting from operations	$(515,485)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 17

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,708	$(13,939)
Net realized gain on investments	992,860	732,957
Net change in unrealized appreciation (depreciation) on investments	(1,511,053)	1,828,447
Net increase (decrease) in net assets resulting from operations	(515,485)	2,547,465

Distributions to shareholders from:
Net investment income	—	(71,217)
Net realized gains	—	(34,563)
Total distributions to shareholders	—	(105,780)

Capital share transactions:
Proceeds from sale of shares	6,747,559	29,274,757
Distributions reinvested	—	105,780
Cost of shares redeemed	(14,556,965)	(29,983,875)
Net decrease from capital share transactions	(7,809,406)	(603,338)
Net increase (decrease) in net assets	(8,324,891)	1,838,347

Net assets:
Beginning of period	17,067,427	15,229,080
End of period	$8,742,536	$17,067,427
Accumulated net investment loss at end of period	$(27,757)	$(30,465)

Capital share activity:
Shares sold	82,110	391,107
Shares issued from reinvestment of distributions	—	1,441
Shares redeemed	(181,468)	(407,804)
Net decrease in shares	(99,358)	(15,256)

18 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$81.27	$67.61	$52.52	$63.47	$74.45	$78.25
Income (loss) from investment operations:
Net investment income (loss)[b]	.02	(.07)	.02	.18	.15	.27
Net gain (loss) on investments (realized and unrealized)	(2.28)	14.47	15.43	(11.13)	(1.32)	.58
Total from investment operations	(2.26)	14.40	15.45	(10.95)	(1.17)	.85
Less distributions from:
Net investment income	—	(.50)	—	—	(3.39)	(.57)
Net realized gains	—	(.24)	(.36)	—	(6.42)	(4.08)
Total distributions	—	(.74)	(.36)	—	(9.81)	(4.65)
Net asset value, end of period	$79.01	$81.27	$67.61	$52.52	$63.47	$74.45

Total Return[c]	(2.78%)	21.43%	30.86%	(17.30%)	(1.81%)	1.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,743	$17,067	$15,229	$5,084	$9,062	$11,587
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.10%)	0.08%	0.27%	0.18%	0.37%
Total expenses	1.68%	1.70%	1.66%	1.59%	1.66%	1.64%
Portfolio turnover rate	44%	181%	266%	228%	218%	350%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	6.2%
Amgen, Inc.	5.8%
Gilead Sciences, Inc.	5.1%
Biogen, Inc.	4.0%
Celgene Corp.	4.0%
Shire plc ADR	3.9%
Vertex Pharmaceuticals, Inc.	3.6%
Regeneron Pharmaceuticals, Inc.	3.3%
Illumina, Inc.	3.3%
Alexion Pharmaceuticals, Inc.	2.8%
Top Ten Total	42.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 Month‡	1 Year	5 Year	10 Year
Biotechnology Fund	3.65%	10.95%	13.95%	15.86%
S&P 500 Health Care Index	1.83%	7.11%	13.77%	12.73%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

20 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Biotechnology - 70.1%
Amgen, Inc.	8,066	$1,488,903
Gilead Sciences, Inc.	18,316	1,297,505
Biogen, Inc.*	3,565	1,034,706
Celgene Corp.*	12,946	1,028,171
Shire plc ADR	5,830	984,104
Vertex Pharmaceuticals, Inc.*	5,436	923,903
Regeneron Pharmaceuticals, Inc.*	2,465	850,400
Illumina, Inc.*	3,044	850,159
Alexion Pharmaceuticals, Inc.*	5,777	717,215
BioMarin Pharmaceutical, Inc.*	5,965	561,903
Incyte Corp.*	7,100	475,700
Seattle Genetics, Inc.*	6,766	449,195
Alnylam Pharmaceuticals, Inc.*	4,064	400,263
Bio-Rad Laboratories, Inc. — Class A*	1,338	386,066
Sage Therapeutics, Inc.*	2,327	364,245
Exelixis, Inc.*	16,709	359,578
Exact Sciences Corp.*	5,769	344,928
Bluebird Bio, Inc.*	2,180	342,151
FibroGen, Inc.*	5,029	314,815
Loxo Oncology, Inc.*	1,770	307,060
United Therapeutics Corp.*	2,651	299,961
Ligand Pharmaceuticals, Inc. — Class B*	1,403	290,659
Ionis Pharmaceuticals, Inc.*	6,973	290,565
Immunomedics, Inc.*,1	11,740	277,886
Ultragenyx Pharmaceutical, Inc.*	3,346	257,207
Spark Therapeutics, Inc.*	3,008	248,942
Amicus Therapeutics, Inc.*	14,447	225,662
Medicines Co.*	6,060	222,402
Intercept Pharmaceuticals, Inc.*	2,609	218,921
Myriad Genetics, Inc.*	5,805	216,933
Blueprint Medicines Corp.*	3,264	207,199
Puma Biotechnology, Inc.*	3,488	206,315
Spectrum Pharmaceuticals, Inc.*	9,680	202,893
ACADIA Pharmaceuticals, Inc.*	12,463	190,310
Editas Medicine, Inc.*	4,810	172,342
AnaptysBio, Inc.*	2,310	164,102
ImmunoGen, Inc.*	16,094	156,595
Sangamo Therapeutics, Inc.*	10,900	154,780
Radius Health, Inc.*,1	5,241	154,452
Esperion Therapeutics, Inc.*,1	3,387	132,737
Dynavax Technologies Corp.*	8,595	131,074
Total Biotechnology		17,902,907

Pharmaceuticals - 25.6%
AbbVie, Inc.	17,100	1,584,315
Mylan N.V.*	15,440	558,002
Sarepta Therapeutics, Inc.*	3,490	461,308
Neurocrine Biosciences, Inc.*	4,058	398,658
Nektar Therapeutics*	7,454	363,979
Jazz Pharmaceuticals plc*	2,079	358,212
PRA Health Sciences, Inc.*	3,505	327,227
Alkermes plc*	7,016	288,779
Agios Pharmaceuticals, Inc.*	3,356	282,676
Supernus Pharmaceuticals, Inc.*	4,190	250,771
Array BioPharma, Inc.*	14,572	244,518
Ironwood Pharmaceuticals, Inc. — Class A*	12,184	232,958
TESARO, Inc.*,1	4,982	221,549
Horizon Pharma plc*	13,045	216,025
Clovis Oncology, Inc.*	4,635	210,753
Global Blood Therapeutics, Inc.*	4,548	205,570
Portola Pharmaceuticals, Inc.*	5,417	204,600
Pacira Pharmaceuticals, Inc.*	4,394	140,828
Total Pharmaceuticals		6,550,728

Healthcare-Services - 2.4%
Charles River Laboratories International, Inc.*	2,766	310,511
Syneos Health, Inc.*	6,324	296,596
Total Healthcare-Services		607,107

Healthcare-Products - 1.7%
Bio-Techne Corp.	2,044	302,410
MiMedx Group, Inc.*,1	19,390	123,902
Total Healthcare-Products		426,312

Total Common Stocks
(Cost $12,203,388)		25,487,054

RIGHTS††† - 0.0%
Dyax Corp.*,5	12,367	—
Clinical Data, Inc.*,5	4,730	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$47,059	47,059
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	23,108	23,108
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	15,405	15,405
Total Repurchase Agreements
(Cost $85,572)		85,572

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
BIOTECHNOLOGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 2.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	618,300	$618,300
Total Securities Lending Collateral
(Cost $618,300)		618,300

Total Investments - 102.5%
(Cost $12,907,260)		$26,190,926
Other Assets & Liabilities, net - (2.5)%		(632,223)
Total Net Assets - 100.0%		$25,558,703

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
[5]	Security was fair valued by the Valuation Committee at June 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$25,487,054	$—	$—		$25,487,054
Rights	—	—	—	*	—
Repurchase Agreements	—	85,572	—		85,572
Securities Lending Collateral	618,300	—	—		618,300
Total Assets	$26,105,354	$85,572	$—		$26,190,926

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

22 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $610,042 of securities loaned (cost $12,821,688)	$26,105,354
Repurchase agreements, at value (cost $85,572)	85,572
Receivables:
Fund shares sold	55,831
Securities lending income	433
Interest	10
Total assets	26,247,200

Liabilities:
Payable for:
Return of securities loaned	618,300
Management fees	17,811
Fund shares redeemed	7,191
Transfer agent and administrative fees	5,239
Investor service fees	5,239
Portfolio accounting fees	2,095
Trustees’ fees*	687
Miscellaneous	31,935
Total liabilities	688,497
Commitments and contingent liabilities (Note 9)	—
Net assets	$25,558,703

Net assets consist of:
Paid in capital	$12,317,940
Accumulated net investment loss	(140,752)
Accumulated net realized gain on investments	97,849
Net unrealized appreciation on investments	13,283,666
Net assets	$25,558,703
Capital shares outstanding	284,952
Net asset value per share	$89.69

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$76,720
Interest	1,231
Income from securities lending, net	5,272
Total investment income	83,223

Expenses:
Management fees	113,144
Investor service fees	33,278
Transfer agent and administrative fees	33,278
Professional fees	23,213
Portfolio accounting fees	13,311
Trustees’ fees*	3,012
Custodian fees	1,719
Line of credit fees	318
Miscellaneous	2,702
Total expenses	223,975
Net investment loss	(140,752)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,383,697
Net realized gain	2,383,697
Net change in unrealized appreciation (depreciation) on:
Investments	(1,483,419)
Net change in unrealized appreciation (depreciation)	(1,483,419)
Net realized and unrealized gain	900,278
Net increase in net assets resulting from operations	$759,526

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 23

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(140,752)	$(260,497)
Net realized gain on investments	2,383,697	1,484,880
Net change in unrealized appreciation (depreciation) on investments	(1,483,419)	4,982,566
Net increase in net assets resulting from operations	759,526	6,206,949

Capital share transactions:
Proceeds from sale of shares	10,702,776	41,892,541
Cost of shares redeemed	(15,175,679)	(41,058,300)
Net increase (decrease) from capital share transactions	(4,472,903)	834,241
Net increase (decrease) in net assets	(3,713,377)	7,041,190

Net assets:
Beginning of period	29,272,080	22,230,890
End of period	$25,558,703	$29,272,080
Accumulated net investment loss at end of period	$(140,752)	$—

Capital share activity:
Shares sold	118,881	533,295
Shares redeemed	(172,220)	(527,513)
Net increase (decrease) in shares	(53,339)	5,782

24 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$86.53	$66.86	$83.22	$76.71	$57.81	$37.49
Income (loss) from investment operations:
Net investment income (loss)[b]	(.47)	(.79)	(.80)	(1.02)	(.62)	(.56)
Net gain (loss) on investments (realized and unrealized)	3.63	20.46	(15.56)	7.53	19.52	20.88
Total from investment operations	3.16	19.67	(16.36)	6.51	18.90	20.32
Net asset value, end of period	$89.69	$86.53	$66.86	$83.22	$76.71	$57.81

Total Return[c]	3.65%	29.44%	(19.66%)	8.47%	32.69%	54.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,559	$29,272	$22,231	$42,005	$38,094	$26,499
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(0.99%)	(1.16%)	(1.17%)	(0.92%)	(1.15%)
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.63%
Portfolio turnover rate	46%	137%	127%	161%	165%	277%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.2%
Coca-Cola Co.	5.1%
PepsiCo, Inc.	4.6%
Philip Morris International, Inc.	4.1%
Altria Group, Inc.	3.8%
Kraft Heinz Co.	3.3%
Mondelez International, Inc. — Class A	2.9%
Colgate-Palmolive Co.	2.8%
Estee Lauder Companies, Inc. — Class A	2.5%
Constellation Brands, Inc. — Class A	2.3%
Top Ten Total	36.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Consumer Products Fund	(6.18%)	(1.39%)	7.74%	9.82%
S&P 500 Consumer Staples Index	(8.55%)	(3.93%)	8.17%	9.94%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

26 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Food - 39.4%
Kraft Heinz Co.	6,023	$378,365
Mondelez International, Inc. — Class A	8,109	332,469
Sysco Corp.	3,765	257,112
Tyson Foods, Inc. — Class A	3,192	219,769
General Mills, Inc.	4,922	217,848
Kellogg Co.	3,056	213,523
Kroger Co.	7,416	210,985
Hormel Foods Corp.	5,183	192,859
Hershey Co.	2,024	188,353
McCormick & Company, Inc.	1,495	173,555
Campbell Soup Co.[1]	3,821	154,903
Conagra Brands, Inc.	4,320	154,354
JM Smucker Co.	1,411	151,654
Lamb Weston Holdings, Inc.	2,002	137,157
US Foods Holding Corp.*	3,239	122,499
Ingredion, Inc.	1,078	119,335
Pinnacle Foods, Inc.	1,830	119,060
Post Holdings, Inc.*	1,200	103,224
Pilgrim’s Pride Corp.*	4,692	94,450
Flowers Foods, Inc.	4,374	91,110
Lancaster Colony Corp.	613	84,851
Performance Food Group Co.*	2,299	84,373
Hain Celestial Group, Inc.*	2,656	79,149
Darling Ingredients, Inc.*	3,946	78,446
Sprouts Farmers Market, Inc.*	3,351	73,957
TreeHouse Foods, Inc.*	1,399	73,462
J&J Snack Foods Corp.	481	73,338
Sanderson Farms, Inc.	640	67,296
United Natural Foods, Inc.*	1,493	63,691
B&G Foods, Inc.[1]	2,043	61,086
Cal-Maine Foods, Inc.*	1,325	60,751
Hostess Brands, Inc.*	4,210	57,256
Calavo Growers, Inc.	585	56,248
SUPERVALU, Inc.*	1,919	39,378
Total Food		4,585,866

Beverages - 24.8%
Coca-Cola Co.	13,432	589,128
PepsiCo, Inc.	4,961	540,104
Constellation Brands, Inc. — Class A	1,224	267,897
Monster Beverage Corp.*	4,284	245,473
Dr Pepper Snapple Group, Inc.	1,648	201,056
Brown-Forman Corp. — Class B	4,033	197,657
Anheuser-Busch InBev S.A. ADR	1,668	168,068
Molson Coors Brewing Co. — Class B	2,433	165,541
Coca-Cola European Partners plc	2,926	118,913
Fomento Economico Mexicano SAB de CV ADR	1,213	106,489
Diageo plc ADR	687	98,935
National Beverage Corp.*	911	97,386
Boston Beer Company, Inc. — Class A*	280	83,916
Total Beverages		2,880,563

Cosmetics & Personal Care - 13.3%
Procter & Gamble Co.	7,794	608,400
Colgate-Palmolive Co.	4,995	323,726
Estee Lauder Companies, Inc. — Class A	2,068	295,083
Coty, Inc. — Class A	9,695	136,699
Unilever N.V. — Class Y	2,026	112,889
Edgewell Personal Care Co.*	1,430	72,158
Total Cosmetics & Personal Care		1,548,955

Agriculture - 12.1%
Philip Morris International, Inc.	5,900	476,366
Altria Group, Inc.	7,853	445,972
Archer-Daniels-Midland Co.	4,749	217,647
Bunge Ltd.	1,918	133,704
British American Tobacco plc ADR	2,610	131,674
Total Agriculture		1,405,363

Household Products & Housewares - 6.0%
Kimberly-Clark Corp.	2,512	264,614
Clorox Co.	1,355	183,264
Church & Dwight Company, Inc.	2,979	158,363
Spectrum Brands Holdings, Inc.[1]	1,129	92,149
Total Household Products & Housewares		698,390

Retail - 1.5%
Casey’s General Stores, Inc.	827	86,901
Nu Skin Enterprises, Inc. — Class A	1,088	85,071
Total Retail		171,972

Pharmaceuticals - 1.1%
Herbalife Nutrition Ltd.*	2,342	125,812

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.	1,360	85,625

Holding Companies-Diversified - 0.6%
HRG Group, Inc.*	5,440	71,210

Total Common Stocks
(Cost $6,467,177)		11,573,756

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$35,778	35,778
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	17,568	17,568
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	11,712	11,712
Total Repurchase Agreements
(Cost $65,058)		65,058

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
CONSUMER PRODUCTS FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 1.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	197,938	$197,938
Total Securities Lending Collateral
(Cost $197,938)		197,938

Total Investments - 101.8%
(Cost $6,730,173)		$11,836,752
Other Assets & Liabilities, net - (1.8)%		(207,539)
Total Net Assets - 100.0%		$11,629,213

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,573,756	$—	$—	$11,573,756
Repurchase Agreements	—	65,058	—	65,058
Securities Lending Collateral	197,938	—	—	197,938
Total Assets	$11,771,694	$65,058	$—	$11,836,752

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

28 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $189,405 of securities loaned (cost $6,665,115)	$11,771,694
Repurchase agreements, at value (cost $65,058)	65,058
Receivables:
Securities sold	283,538
Dividends	26,704
Foreign tax reclaims	1,759
Securities lending income	190
Interest	8
Total assets	12,148,951

Liabilities:
Payable for:
Fund shares redeemed	291,374
Return of securities loaned	197,938
Management fees	8,210
Transfer agent and administrative fees	2,415
Investor service fees	2,415
Portfolio accounting fees	966
Trustees’ fees*	317
Miscellaneous	16,103
Total liabilities	519,738
Commitments and contingent liabilities (Note 9)	—
Net assets	$11,629,213

Net assets consist of:
Paid in capital	$6,529,596
Undistributed net investment income	141,917
Accumulated net realized loss on investments	(148,879)
Net unrealized appreciation on investments	5,106,579
Net assets	$11,629,213
Capital shares outstanding	186,960
Net asset value per share	$62.20

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $10)	$158,236
Interest	475
Income from securities lending, net	1,151
Other income	361
Total investment income	160,223

Expenses:
Management fees	56,634
Investor service fees	16,657
Transfer agent and administrative fees	16,657
Professional fees	12,341
Portfolio accounting fees	6,663
Trustees’ fees*	1,419
Custodian fees	867
Line of credit fees	9
Miscellaneous	665
Total expenses	111,912
Net investment income	48,311

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	384,751
Net realized gain	384,751
Net change in unrealized appreciation (depreciation) on:
Investments	(1,435,644)
Net change in unrealized appreciation (depreciation)	(1,435,644)
Net realized and unrealized loss	(1,050,893)
Net decrease in net assets resulting from operations	$(1,002,582)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 29

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$48,311	$46,367
Net realized gain on investments	384,751	1,413,048
Net change in unrealized appreciation (depreciation) on investments	(1,435,644)	291,702
Net increase (decrease) in net assets resulting from operations	(1,002,582)	1,751,117

Distributions to shareholders from:
Net investment income	—	(186,845)
Net realized gains	—	(526,120)
Total distributions to shareholders	—	(712,965)

Capital share transactions:
Proceeds from sale of shares	7,554,798	25,652,415
Distributions reinvested	—	712,965
Cost of shares redeemed	(10,946,686)	(29,789,629)
Net decrease from capital share transactions	(3,391,888)	(3,424,249)
Net decrease in net assets	(4,394,470)	(2,386,097)

Net assets:
Beginning of period	16,023,683	18,409,780
End of period	$11,629,213	$16,023,683
Undistributed net investment income at end of period	$141,917	$93,606

Capital share activity:
Shares sold	120,875	393,943
Shares issued from reinvestment of distributions	—	11,492
Shares redeemed	(175,582)	(461,696)
Net decrease in shares	(54,707)	(56,261)

30 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$66.30	$61.79	$61.56	$60.19	$56.94	$45.02
Income (loss) from investment operations:
Net investment income (loss)[b]	.23	.17	.44	.58	.42	.38
Net gain (loss) on investments (realized and unrealized)	(4.33)	6.79	3.10	3.14	6.72	12.31
Total from investment operations	(4.10)	6.96	3.54	3.72	7.14	12.69
Less distributions from:
Net investment income	—	(.64)	(.42)	(.34)	(.30)	(.77)
Net realized gains	—	(1.81)	(2.89)	(2.01)	(3.59)	—
Total distributions	—	(2.45)	(3.31)	(2.35)	(3.89)	(.77)
Net asset value, end of period	$62.20	$66.30	$61.79	$61.56	$60.19	$56.94

Total Return[c]	(6.18%)	11.53%	5.42%	6.22%	12.63%	28.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,629	$16,024	$18,410	$32,481	$26,090	$15,448
Ratios to average net assets:
Net investment income (loss)	0.73%	0.27%	0.68%	0.95%	0.70%	0.72%
Total expenses	1.68%	1.70%	1.65%	1.61%	1.66%	1.64%
Portfolio turnover rate	48%	133%	161%	225%	194%	438%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 31

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: August 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.0%
NVIDIA Corp.	6.3%
Texas Instruments, Inc.	5.7%
Broadcom, Inc.	5.3%
QUALCOMM, Inc.	5.0%
Micron Technology, Inc.	4.2%
Applied Materials, Inc.	3.7%
Analog Devices, Inc.	3.2%
Lam Research Corp.	2.9%
Microchip Technology, Inc.	2.4%
Top Ten Total	46.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Electronics Fund	2.97%	21.40%	19.78%	10.09%
S&P 500 Information Technology Index	10.87%	31.30%	21.91%	14.65%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

32 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Semiconductors - 92.1%
Intel Corp.	12,044	$598,707
NVIDIA Corp.	1,973	467,404
Texas Instruments, Inc.	3,852	424,683
Broadcom, Inc.	1,624	394,047
QUALCOMM, Inc.	6,606	370,729
Micron Technology, Inc.*	5,889	308,819
Applied Materials, Inc.	5,998	277,048
Analog Devices, Inc.	2,515	241,239
Lam Research Corp.	1,258	217,445
Microchip Technology, Inc.	1,993	181,263
NXP Semiconductor N.V.*	1,574	171,991
Skyworks Solutions, Inc.	1,750	169,138
Maxim Integrated Products, Inc.	2,810	164,835
Xilinx, Inc.	2,492	162,628
KLA-Tencor Corp.	1,540	157,896
Advanced Micro Devices, Inc.*	10,361	155,311
Marvell Technology Group Ltd.	6,668	142,962
Taiwan Semiconductor Manufacturing Company Ltd. ADR	3,622	132,420
Qorvo, Inc.*	1,606	128,753
ON Semiconductor Corp.*	5,343	118,802
Teradyne, Inc.	2,910	110,784
ASML Holding N.V. — Class G	558	110,467
Cavium, Inc.*	1,210	104,665
Monolithic Power Systems, Inc.	724	96,777
Mellanox Technologies Ltd.*	1,130	95,259
Cypress Semiconductor Corp.	5,907	92,031
MKS Instruments, Inc.	935	89,480
Entegris, Inc.	2,517	85,326
Silicon Laboratories, Inc.*	832	82,867
Integrated Device Technology, Inc.*	2,532	80,720
Himax Technologies, Inc. ADR[1]	10,664	79,553
STMicroelectronics N.V. — Class Y	3,570	78,968
Semtech Corp.*	1,513	71,187
Cabot Microelectronics Corp.	624	67,117
Cirrus Logic, Inc.*	1,643	62,976
Brooks Automation, Inc.	1,845	60,184
Amkor Technology, Inc.*	6,835	58,713
Power Integrations, Inc.	803	58,659
Synaptics, Inc.*	1,126	56,717
MACOM Technology Solutions Holdings, Inc.*,1	2,106	48,522
Inphi Corp.*	1,435	46,795
Rambus, Inc.*	3,701	46,411
Ambarella, Inc.*,1	1,175	45,367
FormFactor, Inc.*	3,000	39,900
Xperi Corp.	2,151	34,631
Ultra Clean Holdings, Inc.*	1,985	32,951
Veeco Instruments, Inc.*	2,220	31,635
Total Semiconductors		6,854,782

Energy-Alternate Sources - 2.5%
First Solar, Inc.*	1,822	95,947
SolarEdge Technologies, Inc.*	1,840	88,044
Total Energy-Alternate Sources		183,991

Electrical Components & Equipment - 2.4%
Universal Display Corp.[1]	910	78,260
Advanced Energy Industries, Inc.*	1,049	60,936
SunPower Corp. — Class A*,1	5,465	41,917
Total Electrical Components & Equipment		181,113

Chemicals - 1.1%
Versum Materials, Inc.	2,170	80,615

Building Materials - 1.1%
Cree, Inc.*	1,897	78,858

Machinery-Diversified - 0.4%
Ichor Holdings Ltd.*	1,390	29,496

Total Common Stocks
(Cost $3,430,113)		7,408,855

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$29,805	29,805
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	14,636	14,636
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	9,757	9,757
Total Repurchase Agreements
(Cost $54,198)		54,198

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	206,462	206,462
Total Securities Lending Collateral
(Cost $206,462)		206,462

Total Investments - 103.1%
(Cost $3,690,773)		$7,669,515
Other Assets & Liabilities, net - (3.1)%		(230,137)
Total Net Assets - 100.0%		$7,439,378

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,408,855	$—	$—	$7,408,855
Repurchase Agreements	—	54,198	—	54,198
Securities Lending Collateral	206,462	—	—	206,462
Total Assets	$7,615,317	$54,198	$—	$7,669,515

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

34 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $202,119 of securities loaned (cost $3,636,575)	$7,615,317
Repurchase agreements, at value (cost $54,198)	54,198
Receivables:
Securities sold	297,705
Dividends	5,822
Securities lending income	1,730
Interest	6
Total assets	7,974,778

Liabilities:
Payable for:
Fund shares redeemed	302,936
Return of securities loaned	206,462
Management fees	6,618
Transfer agent and administrative fees	1,947
Investor service fees	1,947
Portfolio accounting fees	779
Trustees’ fees*	287
Miscellaneous	14,424
Total liabilities	535,400
Commitments and contingent liabilities (Note 9)	—
Net assets	$7,439,378

Net assets consist of:
Paid in capital	$4,085,684
Accumulated net investment loss	(9,778)
Accumulated net realized loss on investments	(615,270)
Net unrealized appreciation on investments	3,978,742
Net assets	$7,439,378
Capital shares outstanding	90,438
Net asset value per share	$82.26

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$69,765
Interest	530
Income from securities lending, net	9,192
Total investment income	79,487

Expenses:
Management fees	45,139
Investor service fees	13,276
Transfer agent and administrative fees	13,276
Professional fees	9,248
Portfolio accounting fees	5,310
Trustees’ fees*	1,289
Custodian fees	683
Line of credit fees	19
Miscellaneous	1,025
Total expenses	89,265
Net investment loss	(9,778)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	789,064
Net realized gain	789,064
Net change in unrealized appreciation (depreciation) on:
Investments	(571,776)
Net change in unrealized appreciation (depreciation)	(571,776)
Net realized and unrealized gain	217,288
Net increase in net assets resulting from operations	$207,510

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 35

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(9,778)	$(48,506)
Net realized gain on investments	789,064	641,050
Net change in unrealized appreciation (depreciation) on investments	(571,776)	1,682,021
Net increase in net assets resulting from operations	207,510	2,274,565

Capital share transactions:
Proceeds from sale of shares	16,901,970	35,241,512
Cost of shares redeemed	(20,905,662)	(34,989,891)
Net increase (decrease) from capital share transactions	(4,003,692)	251,621
Net increase (decrease) in net assets	(3,796,182)	2,526,186

Net assets:
Beginning of period	11,235,560	8,709,374
End of period	$7,439,378	$11,235,560
Accumulated net investment loss at end of period	$(9,778)	$—

Capital share activity:
Shares sold	199,651	485,493
Shares redeemed	(249,856)	(487,740)
Net decrease in shares	(50,205)	(2,247)

36 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$79.89	$60.95	$49.03	$48.01	$38.81	$28.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.08)	(.34)	(.07)	(.15)	(.01)	— [c]
Net gain (loss) on investments (realized and unrealized)	2.45	19.28	11.99	1.17	9.21	10.12
Total from investment operations	2.37	18.94	11.92	1.02	9.20	10.12
Less distributions from:
Net investment income	—	—	—	—	—	(.09)
Total distributions	—	—	—	—	—	(.09)
Net asset value, end of period	$82.26	$79.89	$60.95	$49.03	$48.01	$38.81

Total Return[d]	2.97%	31.06%	24.34%	2.10%	23.74%	35.05%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,439	$11,236	$8,709	$5,374	$7,410	$3,261
Ratios to average net assets:
Net investment income (loss)	(0.18%)	(0.48%)	(0.14%)	(0.31%)	(0.01%)	0.02%
Total expenses	1.68%	1.70%	1.66%	1.59%	1.66%	1.64%
Portfolio turnover rate	147%	327%	362%	351%	381%	745%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2013 have been restated to reflect a 1:10 reverse share split effective April 5, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 37

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	5.9%
Chevron Corp.	4.9%
Schlumberger Ltd.	3.0%
ConocoPhillips	2.9%
EOG Resources, Inc.	2.7%
Occidental Petroleum Corp.	2.5%
Phillips 66	2.2%
Valero Energy Corp.	2.1%
Kinder Morgan, Inc.	2.0%
Anadarko Petroleum Corp.	2.0%
Top Ten Total	30.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Energy Fund	7.96%	23.76%	(2.93%)	(4.04%)
S&P 500 Energy Index	6.81%	20.99%	2.22%	0.96%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

38 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Oil & Gas - 74.2%
Exxon Mobil Corp.	13,133	$1,086,493
Chevron Corp.	7,080	895,124
ConocoPhillips	7,667	533,777
EOG Resources, Inc.	4,040	502,697
Occidental Petroleum Corp.	5,471	457,813
Phillips 66	3,655	410,493
Valero Energy Corp.	3,531	391,341
Anadarko Petroleum Corp.	4,895	358,559
Pioneer Natural Resources Co.	1,720	325,493
Marathon Petroleum Corp.	4,496	315,439
Continental Resources, Inc.*	4,438	287,405
Devon Energy Corp.	6,454	283,718
Concho Resources, Inc.*	1,989	275,178
Petroleo Brasileiro S.A. ADR	27,435	275,173
Hess Corp.	4,021	268,965
Apache Corp.	5,427	253,712
Andeavor	1,901	249,373
Marathon Oil Corp.	11,677	243,582
Noble Energy, Inc.	6,853	241,774
Royal Dutch Shell plc — Class A ADR	3,328	230,398
BP plc ADR	5,045	230,355
Diamondback Energy, Inc.	1,682	221,301
Equities Corp.	3,965	218,789
Transocean Ltd.*	15,868	213,266
Cimarex Energy Co.	1,934	196,765
HollyFrontier Corp.	2,855	195,368
Suncor Energy, Inc.	4,695	190,993
Cabot Oil & Gas Corp. — Class A	7,933	188,805
Parsley Energy, Inc. — Class A*	6,205	187,887
Encana Corp.	13,294	173,487
Canadian Natural Resources Ltd.	4,799	173,100
Energen Corp.*	2,269	165,229
RSP Permian, Inc.*	3,645	160,453
WPX Energy, Inc.*	8,756	157,871
Antero Resources Corp.*	7,351	156,944
Helmerich & Payne, Inc.	2,361	150,537
Newfield Exploration Co.*	4,821	145,835
Murphy Oil Corp.	4,130	139,470
Centennial Resource Development, Inc. — Class A*	7,506	135,558
Whiting Petroleum Corp.*	2,444	128,848
Range Resources Corp.	7,260	121,460
Oasis Petroleum, Inc.*	9,172	118,961
PBF Energy, Inc. — Class A	2,795	117,194
CNX Resources Corp.*	6,567	116,761
PDC Energy, Inc.*	1,923	116,245
Delek US Holdings, Inc.	2,314	116,093
Matador Resources Co.*	3,850	115,693
Patterson-UTI Energy, Inc.	6,310	113,580
Diamond Offshore Drilling, Inc.*,1	4,979	103,862
Southwestern Energy Co.*	19,361	102,613
SM Energy Co.	3,893	100,011
QEP Resources, Inc.*	8,109	99,416
California Resources Corp.*	2,100	95,424
SRC Energy, Inc.*	8,619	94,981
Callon Petroleum Co.*	8,630	92,686
Laredo Petroleum, Inc.*	9,631	92,650
Gulfport Energy Corp.*	7,301	91,774
Extraction Oil & Gas, Inc.*	6,237	91,622
Carrizo Oil & Gas, Inc.*	3,147	87,644
Rowan Companies plc — Class A*	5,261	85,333
Nabors Industries Ltd.	13,264	85,022
Total Oil & Gas		13,576,393

Oil & Gas Services - 12.7%
Schlumberger Ltd.	8,202	549,780
Halliburton Co.	7,866	354,442
Baker Hughes a GE Co.	10,547	348,368
National Oilwell Varco, Inc.	5,520	239,568
TechnipFMC plc	5,514	175,014
Core Laboratories N.V.[1]	934	117,880
McDermott International, Inc.*	5,361	105,344
RPC, Inc.[1]	7,173	104,511
Oceaneering International, Inc.	3,763	95,806
Dril-Quip, Inc.*	1,616	83,062
Superior Energy Services, Inc.*	7,301	71,112
ProPetro Holding Corp.*	4,415	69,227
Total Oil & Gas Services		2,314,114

Pipelines - 10.3%
Kinder Morgan, Inc.	20,758	366,794
ONEOK, Inc.	4,434	309,626
Williams Companies, Inc.	9,893	268,199
Cheniere Energy, Inc.*	3,525	229,795
Targa Resources Corp.	3,835	189,794
Enbridge, Inc.	5,034	179,664
Plains GP Holdings, LP — Class A*	5,975	142,862
TransCanada Corp.	2,820	121,824
SemGroup Corp. — Class A	3,246	82,448
Total Pipelines		1,891,006

Coal - 0.7%
Peabody Energy Corp.	2,948	134,075

Metal Fabricate & Hardware - 0.7%
Tenaris S.A. ADR	3,325	120,997

Mining - 0.4%
US Silica Holdings, Inc.	3,051	78,380

Energy-Alternate Sources - 0.2%
Green Plains, Inc.*,1	2,263	41,413

Total Common Stocks
(Cost $9,546,330)		18,156,378

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
ENERGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$64,297	$64,297
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	31,573	31,573
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	21,049	21,049
Total Repurchase Agreements
(Cost $116,919)		116,919

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	260,920	260,920
Total Securities Lending Collateral
(Cost $260,920)		260,920

Total Investments - 101.2%
(Cost $9,924,169)		$18,534,217
Other Assets & Liabilities, net - (1.2)%		(221,517)
Total Net Assets - 100.0%		$18,312,700

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,156,378	$—	$—	$18,156,378
Repurchase Agreements	—	116,919	—	116,919
Securities Lending Collateral	260,920	—	—	260,920
Total Assets	$18,417,298	$116,919	$—	$18,534,217

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

40 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $255,956 of securities loaned (cost $9,807,250)	$18,417,298
Repurchase agreements, at value (cost $116,919)	116,919
Cash	162
Receivables:
Fund shares sold	263,788
Dividends	11,629
Securities lending income	280
Interest	14
Total assets	18,810,090

Liabilities:
Payable for:
Return of securities loaned	260,920
Securities purchased	183,985
Management fees	12,249
Fund shares redeemed	8,380
Transfer agent and administrative fees	3,602
Investor service fees	3,602
Portfolio accounting fees	1,441
Trustees’ fees*	449
Miscellaneous	22,762
Total liabilities	497,390
Commitments and contingent liabilities (Note 9)	—
Net assets	$18,312,700

Net assets consist of:
Paid in capital	$19,481,867
Undistributed net investment income	167,791
Accumulated net realized loss on investments	(9,947,006)
Net unrealized appreciation on investments	8,610,048
Net assets	$18,312,700
Capital shares outstanding	227,417
Net asset value per share	$80.52

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,890)	$178,061
Interest	825
Income from securities lending, net	2,514
Total investment income	181,400

Expenses:
Management fees	73,374
Investor service fees	21,580
Transfer agent and administrative fees	21,580
Professional fees	14,177
Portfolio accounting fees	8,632
Trustees’ fees*	1,616
Custodian fees	1,107
Line of credit fees	17
Miscellaneous	3,149
Total expenses	145,232
Net investment income	36,168

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	460,146
Net realized gain	460,146
Net change in unrealized appreciation (depreciation) on:
Investments	242,730
Net change in unrealized appreciation (depreciation)	242,730
Net realized and unrealized gain	702,876
Net increase in net assets resulting from operations	$739,044

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 41

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,168	$149,779
Net realized gain on investments	460,146	862,529
Net change in unrealized appreciation (depreciation) on investments	242,730	(3,472,763)
Net increase (decrease) in net assets resulting from operations	739,044	(2,460,455)

Distributions to shareholders from:
Net investment income	—	(110,100)
Total distributions to shareholders	—	(110,100)

Capital share transactions:
Proceeds from sale of shares	58,666,016	117,598,047
Distributions reinvested	—	110,100
Cost of shares redeemed	(58,410,318)	(125,936,864)
Net increase (decrease) from capital share transactions	255,698	(8,228,717)
Net increase (decrease) in net assets	994,742	(10,799,272)

Net assets:
Beginning of period	17,317,958	28,117,230
End of period	$18,312,700	$17,317,958
Undistributed net investment income at end of period	$167,791	$131,623

Capital share activity:
Shares sold	798,830	1,574,560
Shares issued from reinvestment of distributions	—	1,707
Shares redeemed	(803,631)	(1,695,100)
Net decrease in shares	(4,801)	(118,833)

42 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$74.58	$80.09	$61.43	$90.41	$123.98	$102.07
Income (loss) from investment operations:
Net investment income (loss)[b]	.16	.53	.08	.76	.48	.20
Net gain (loss) on investments (realized and unrealized)	5.78	(5.61)	18.72	(27.58)	(21.93)	23.75
Total from investment operations	5.94	(5.08)	18.80	(26.82)	(21.45)	23.95
Less distributions from:
Net investment income	—	(.43)	(.14)	(.36)	(.12)	(.24)
Net realized gains	—	—	—	(1.80)	(12.00)	(1.80)
Total distributions	—	(.43)	(.14)	(2.16)	(12.12)	(2.04)
Net asset value, end of period	$80.52	$74.58	$80.09	$61.43	$90.41	$123.98

Total Return[c]	7.96%	(6.26%)	31.37%	(30.22%)	(18.62%)	23.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,313	$17,318	$28,117	$19,682	$26,560	$21,913
Ratios to average net assets:
Net investment income (loss)	0.42%	0.75%	0.42%	0.91%	0.38%	0.18%
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	332%	573%	293%	121%	214%	190%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	12.8%
Halliburton Co.	10.3%
Baker Hughes a GE Co.	10.0%
National Oilwell Varco, Inc.	6.9%
Transocean Ltd.	5.1%
Helmerich & Payne, Inc.	4.4%
TechnipFMC plc	4.1%
Patterson-UTI Energy, Inc.	3.3%
McDermott International, Inc.	3.1%
RPC, Inc.	3.1%
Top Ten Total	63.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 Month‡	1 Year	5 Year	10 Year
Energy Services Fund	(2.71%)	7.79%	(12.11%)	(9.55%)
S&P 500 Energy Index	6.81%	20.99%	2.22%	0.96%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

44 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Oil & Gas Services - 73.5%
Schlumberger Ltd.	14,590	$977,968
Halliburton Co.	17,427	785,261
Baker Hughes a GE Co.	23,175	765,470
National Oilwell Varco, Inc.	12,155	527,527
TechnipFMC plc	9,893	314,004
McDermott International, Inc.*	11,931	234,444
RPC, Inc.[1]	15,968	232,654
Core Laboratories N.V.[1]	1,786	225,411
Oceaneering International, Inc.	8,368	213,049
Dril-Quip, Inc.*	3,607	185,400
Oil States International, Inc.*	5,547	178,059
C&J Energy Services, Inc.*	7,098	167,513
Archrock, Inc.	13,950	167,400
Keane Group, Inc.*	11,950	163,356
Superior Energy Services, Inc.*	16,260	158,372
ProPetro Holding Corp.*	9,832	154,166
Forum Energy Technologies, Inc.*	12,400	153,140
Total Oil & Gas Services		5,603,194

Oil & Gas - 20.8%
Transocean Ltd.*	28,829	387,462
Helmerich & Payne, Inc.	5,260	335,378
Patterson-UTI Energy, Inc.	14,038	252,684
Diamond Offshore Drilling, Inc.*,1	11,075	231,024
Rowan Companies plc — Class A*	11,695	189,693
Nabors Industries Ltd.	29,418	188,569
Total Oil & Gas		1,584,810

Metal Fabricate & Hardware - 3.0%
Tenaris S.A. ADR	6,324	230,130

Mining - 2.3%
US Silica Holdings, Inc.	6,791	174,461

Total Common Stocks
(Cost $4,838,240)		7,592,595

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$32,726	32,726
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	16,070	16,070
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	10,714	10,714
Total Repurchase Agreements
(Cost $59,510)		59,510

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	433,911	433,911
Total Securities Lending Collateral
(Cost $433,911)		433,911

Total Investments - 106.1%
(Cost $5,331,661)		$8,086,016
Other Assets & Liabilities, net - (6.1)%		(465,482)
Total Net Assets - 100.0%		$7,620,534

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,592,595	$—	$—	$7,592,595
Repurchase Agreements	—	59,510	—	59,510
Securities Lending Collateral	433,911	—	—	433,911
Total Assets	$8,026,506	$59,510	$—	$8,086,016

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

46 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $403,316 of securities loaned (cost $5,272,151)	$8,026,506
Repurchase agreements, at value (cost $59,510)	59,510
Receivables:
Securities sold	45,886
Dividends	8,388
Fund shares sold	7,780
Securities lending income	806
Interest	7
Total assets	8,148,883

Liabilities:
Payable for:
Return of securities loaned	433,911
Fund shares redeemed	71,500
Management fees	5,516
Transfer agent and administrative fees	1,623
Investor service fees	1,623
Portfolio accounting fees	649
Trustees’ fees*	273
Miscellaneous	13,254
Total liabilities	528,349
Commitments and contingent liabilities (Note 9)	—
Net assets	$7,620,534

Net assets consist of:
Paid in capital	$13,707,230
Undistributed net investment income	196,641
Accumulated net realized loss on investments	(9,037,692)
Net unrealized appreciation on investments	2,754,355
Net assets	$7,620,534
Capital shares outstanding	135,977
Net asset value per share	$56.04

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $358)	$55,401
Interest	382
Income from securities lending, net	6,306
Total investment income	62,089

Expenses:
Management fees	34,636
Investor service fees	10,187
Transfer agent and administrative fees	10,187
Professional fees	7,207
Portfolio accounting fees	4,075
Trustees’ fees*	704
Custodian fees	526
Line of credit fees	14
Miscellaneous	1,061
Total expenses	68,597
Net investment loss	(6,508)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	262,808
Net realized gain	262,808
Net change in unrealized appreciation (depreciation) on:
Investments	(673,415)
Net change in unrealized appreciation (depreciation)	(673,415)
Net realized and unrealized loss	(410,607)
Net decrease in net assets resulting from operations	$(417,115)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 47

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(6,508)	$200,476
Net realized gain (loss) on investments	262,808	(606,661)
Net change in unrealized appreciation (depreciation) on investments	(673,415)	(2,250,644)
Net decrease in net assets resulting from operations	(417,115)	(2,656,829)

Capital share transactions:
Proceeds from sale of shares	15,004,656	38,145,435
Cost of shares redeemed	(16,013,809)	(40,212,231)
Net decrease from capital share transactions	(1,009,153)	(2,066,796)
Net decrease in net assets	(1,426,268)	(4,723,625)

Net assets:
Beginning of period	9,046,802	13,770,427
End of period	$7,620,534	$9,046,802
Undistributed net investment income at end of period	$196,641	$203,149

Capital share activity:
Shares sold	259,491	668,004
Shares redeemed	(280,582)	(705,427)
Net decrease in shares	(21,091)	(37,423)

48 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$57.60	$70.80	$58.00	$85.24	$132.25	$111.01
Income (loss) from investment operations:
Net investment income (loss)[b]	(.05)	1.11	(.03)	.66	.36	(.54)
Net gain (loss) on investments (realized and unrealized)	(1.51)	(14.31)	12.92	(27.60)	(37.41)	27.12
Total from investment operations	(1.56)	(13.20)	12.89	(26.94)	(37.05)	26.58
Less distributions from:
Net investment income	—	—	(.09)	(.30)	—	—
Net realized gains	—	—	—	—	(9.96)	(5.34)
Total distributions	—	—	(.09)	(.30)	(9.96)	(5.34)
Net asset value, end of period	$56.04	$57.60	$70.80	$58.00	$85.24	$132.25

Total Return[c]	(2.71%)	(18.64%)	23.15%	(31.70%)	(29.34%)	23.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,621	$9,047	$13,770	$11,475	$15,843	$16,101
Ratios to average net assets:
Net investment income (loss)	(0.16%)	1.92%	(0.26%)	0.85%	0.29%	(0.42%)
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	168%	338%	291%	175%	220%	261%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:6 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the financial services sector (“Financial Services Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 20, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	2.8%
JPMorgan Chase & Co.	2.5%
Wells Fargo & Co.	2.2%
Bank of America Corp.	2.2%
Citigroup, Inc.	1.8%
American Express Co.	1.2%
Goldman Sachs Group, Inc.	1.2%
BlackRock, Inc. — Class A	1.2%
U.S. Bancorp	1.2%
Morgan Stanley	1.2%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Financial Services Fund	(1.93%)	7.02%	9.50%	5.83%
S&P 500 Financials Index	(4.09%)	9.64%	13.13%	7.05%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

50 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.0%

Banks - 30.5%
JPMorgan Chase & Co.	2,996	$312,183
Wells Fargo & Co.	5,022	278,420
Bank of America Corp.	9,866	278,123
Citigroup, Inc.	3,319	222,107
Goldman Sachs Group, Inc.	690	152,193
U.S. Bancorp	3,002	150,160
Morgan Stanley	3,127	148,220
PNC Financial Services Group, Inc.	976	131,858
Bank of New York Mellon Corp.	2,246	121,127
Capital One Financial Corp.	1,182	108,626
BB&T Corp.	2,068	104,310
State Street Corp.	1,026	95,510
SunTrust Banks, Inc.	1,384	91,372
M&T Bank Corp.	491	83,544
Northern Trust Corp.	775	79,740
KeyCorp	3,838	74,994
Regions Financial Corp.	4,155	73,876
Fifth Third Bancorp	2,513	72,123
Citizens Financial Group, Inc.	1,823	70,915
Huntington Bancshares, Inc.	4,486	66,213
First Republic Bank	678	65,624
SVB Financial Group*	224	64,682
Comerica, Inc.	708	64,371
Toronto-Dominion Bank	960	55,546
Popular, Inc.	1,217	55,021
ICICI Bank Ltd. ADR	6,824	54,797
HSBC Holdings plc ADR	1,137	53,598
Zions Bancorporation	1,006	53,006
East West Bancorp, Inc.	767	50,008
Signature Bank*	354	45,270
Commerce Bancshares, Inc.	678	43,873
Cullen/Frost Bankers, Inc.	401	43,404
CIT Group, Inc.	840	42,344
Synovus Financial Corp.	776	40,996
PacWest Bancorp	814	40,228
Bank of the Ozarks	869	39,140
First Horizon National Corp.	2,188	39,034
Umpqua Holdings Corp.	1,613	36,438
Wintrust Financial Corp.	417	36,300
Pinnacle Financial Partners, Inc.	581	35,644
Texas Capital Bancshares, Inc.*	377	34,495
IBERIABANK Corp.	445	33,731
Home BancShares, Inc.	1,468	33,118
United Bankshares, Inc.	890	32,396
Hancock Whitney Corp.	693	32,328
Total Banks		3,841,006

REITs - 27.9%
American Tower Corp. — Class A	948	136,673
Simon Property Group, Inc.	730	124,239
Crown Castle International Corp.	1,081	116,553
Public Storage	482	109,347
Equinix, Inc.	239	102,744
Prologis, Inc.	1,516	99,586
Weyerhaeuser Co.	2,374	86,556
Digital Realty Trust, Inc.	757	84,466
Welltower, Inc.	1,332	83,503
AvalonBay Communities, Inc.	482	82,851
Equity Residential	1,260	80,249
Ventas, Inc.	1,336	76,085
Boston Properties, Inc.	602	75,503
SBA Communications Corp.*	455	75,130
GGP, Inc.	3,598	73,507
Essex Property Trust, Inc.	283	67,657
Realty Income Corp.	1,216	65,409
Host Hotels & Resorts, Inc.	3,100	65,317
Vornado Realty Trust	851	62,906
Extra Space Storage, Inc.	609	60,784
Alexandria Real Estate Equities, Inc.	481	60,688
HCP, Inc.	2,321	59,928
Invitation Homes, Inc.	2,528	58,296
Mid-America Apartment Communities, Inc.	579	58,288
Annaly Capital Management, Inc.	5,519	56,790
Regency Centers Corp.	881	54,692
Duke Realty Corp.	1,869	54,257
Iron Mountain, Inc.	1,543	54,020
Federal Realty Investment Trust	418	52,898
UDR, Inc.	1,404	52,706
SL Green Realty Corp.	511	51,371
Camden Property Trust	543	49,484
Macerich Co.	835	47,453
Gaming and Leisure Properties, Inc.	1,294	46,325
AGNC Investment Corp.	2,490	46,289
VEREIT, Inc.	6,111	45,466
Kilroy Realty Corp.	598	45,233
Kimco Realty Corp.	2,652	45,057
National Retail Properties, Inc.	1,012	44,488
American Homes 4 Rent — Class A	1,976	43,828
Apartment Investment & Management Co. — Class A	1,021	43,188
Lamar Advertising Co. — Class A	631	43,104
Liberty Property Trust	961	42,601
DCT Industrial Trust, Inc.	637	42,507
Park Hotels & Resorts, Inc.	1,341	41,075
CubeSmart	1,272	40,984
Omega Healthcare Investors, Inc.	1,317	40,827
CyrusOne, Inc.	689	40,210
STORE Capital Corp.	1,420	38,908
Brixmor Property Group, Inc.	2,203	38,398
Hospitality Properties Trust	1,261	36,077
Senior Housing Properties Trust	1,940	35,095
Sabra Health Care REIT, Inc.	1,507	32,747
Taubman Centers, Inc.	551	32,377
Sunstone Hotel Investors, Inc.	1,939	32,226
LaSalle Hotel Properties	941	32,210
DDR Corp.	1,723	30,842
PotlatchDeltic Corp.	600	30,510
Spirit Realty Capital, Inc.	3,790	30,434
Colony Capital, Inc.	4,755	29,671

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
FINANCIAL SERVICES FUND

	Shares	Value

Uniti Group, Inc.	1,480	$29,644
Total REITs		3,520,257

Insurance - 19.1%
Berkshire Hathaway, Inc. — Class B*	1,908	356,128
American International Group, Inc.	2,137	113,304
MetLife, Inc.	2,483	108,259
Marsh & McLennan Companies, Inc.	1,315	107,791
Prudential Financial, Inc.	1,093	102,206
Progressive Corp.	1,624	96,060
Travelers Companies, Inc.	774	94,691
Aflac, Inc.	2,180	93,784
Allstate Corp.	1,025	93,552
Willis Towers Watson plc	574	87,018
Chubb Ltd.	675	85,739
Aon plc	512	70,231
Hartford Financial Services Group, Inc.	1,364	69,741
XL Group Ltd.	1,225	68,539
Loews Corp.	1,353	65,323
Arch Capital Group Ltd.*	2,411	63,795
Principal Financial Group, Inc.	1,192	63,116
Everest Re Group Ltd.	267	61,538
Lincoln National Corp.	957	59,573
Arthur J Gallagher & Co.	889	58,034
Cincinnati Financial Corp.	814	54,424
Torchmark Corp.	620	50,474
Reinsurance Group of America, Inc. — Class A	360	48,053
Athene Holding Ltd. — Class A*	1,064	46,646
Unum Group	1,260	46,607
Assurant, Inc.	440	45,536
Voya Financial, Inc.	954	44,838
First American Financial Corp.	775	40,083
Old Republic International Corp.	2,010	40,019
Brighthouse Financial, Inc.*	880	35,262
MGIC Investment Corp.*	3,081	33,028
Total Insurance		2,403,392

Diversified Financial Services - 15.9%
American Express Co.	1,559	152,782
BlackRock, Inc. — Class A	301	150,211
Charles Schwab Corp.	2,597	132,707
CME Group, Inc. — Class A	763	125,071
Intercontinental Exchange, Inc.	1,483	109,075
TD Ameritrade Holding Corp.	1,625	89,001
T. Rowe Price Group, Inc.	750	87,067
Interactive Brokers Group, Inc. — Class A	1,293	83,282
Synchrony Financial	2,441	81,481
Discover Financial Services	1,139	80,197
Ameriprise Financial, Inc.	527	73,717
Franklin Resources, Inc.	2,142	68,651
E*TRADE Financial Corp.*	1,078	65,930
Nasdaq, Inc.	706	64,437
Cboe Global Markets, Inc.	561	58,383
Raymond James Financial, Inc.	651	58,167
Ally Financial, Inc.	2,142	56,270
Invesco Ltd.	2,054	54,554
SEI Investments Co.	827	51,704
Jefferies Financial Group, Inc.	2,076	47,208
Affiliated Managers Group, Inc.	314	46,682
Credit Acceptance Corp.*	119	42,055
LPL Financial Holdings, Inc.	603	39,521
BGC Partners, Inc. — Class A	3,378	38,239
SLM Corp.*	3,242	37,121
Evercore, Inc. — Class A	320	33,744
Navient Corp.	2,359	30,738
Federated Investors, Inc. — Class B	1,110	25,885
LendingTree, Inc.*	115	24,587
Total Diversified Financial Services		2,008,467

Commercial Services - 2.1%
S&P Global, Inc.	591	120,499
Moody’s Corp.	562	95,855
MarketAxess Holdings, Inc.	219	43,331
Total Commercial Services		259,685

Savings & Loans - 1.2%
People’s United Financial, Inc.	2,290	41,426
New York Community Bancorp, Inc.	3,441	37,989
Sterling Bancorp	1,599	37,576
Investors Bancorp, Inc.	2,505	32,039
Total Savings & Loans		149,030

Real Estate - 1.1%
CBRE Group, Inc. — Class A*	1,395	66,597
Jones Lang LaSalle, Inc.	275	45,647
Realogy Holdings Corp.	1,177	26,836
Total Real Estate		139,080

Software - 0.5%
MSCI, Inc. — Class A	391	64,683

Media - 0.3%
FactSet Research Systems, Inc.	229	45,365

Investment Companies - 0.4%
Ares Capital Corp.	2,680	44,086

Total Common Stocks
(Cost $8,003,941)		12,475,051

PREFERRED STOCKS† - 0.6%
Banks - 0.6%
Itau Unibanco Holding S.A. ADR	6,785	70,429
Total Preferred Stocks
(Cost $56,613)		70,429

52 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
FINANCIAL SERVICES FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 0.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$50,720	$50,720
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	24,906	24,906
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	16,604	16,604
Total Repurchase Agreements
(Cost $92,230)		92,230

Total Investments - 100.3%
(Cost $8,152,784)		$12,637,710
Other Assets & Liabilities, net - (0.3)%		(37,716)
Total Net Assets - 100.0%		$12,599,994

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$12,475,051	$—	$—	$12,475,051
Preferred Stocks	70,429	—	—	70,429
Repurchase Agreements	—	92,230	—	92,230
Total Assets	$12,545,480	$92,230	$—	$12,637,710

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 53

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value (cost $8,060,554)	$12,545,480
Repurchase agreements, at value (cost $92,230)	92,230
Cash	138
Receivables:
Dividends	25,220
Foreign tax reclaims	761
Securities lending income	21
Interest	11
Total assets	12,663,861

Liabilities:
Payable for:
Fund shares redeemed	21,134
Management fees	9,409
Transfer agent and administrative fees	2,767
Investor service fees	2,767
Portfolio accounting fees	1,107
Trustees’ fees*	359
Miscellaneous	26,324
Total liabilities	63,867
Commitments and contingent liabilities (Note 9)	—
Net assets	$12,599,994

Net assets consist of:
Paid in capital	$9,657,493
Undistributed net investment income	144,272
Accumulated net realized loss on investments	(1,686,697)
Net unrealized appreciation on investments	4,484,926
Net assets	$12,599,994
Capital shares outstanding	152,094
Net asset value per share	$82.84

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $97)	$144,886
Interest	615
Income from securities lending, net	456
Total investment income	145,957

Expenses:
Management fees	53,612
Investor service fees	15,768
Transfer agent and administrative fees	15,768
Professional fees	11,033
Portfolio accounting fees	6,307
Trustees’ fees*	1,296
Custodian fees	825
Line of credit fees	19
Miscellaneous	1,526
Total expenses	106,154
Net investment income	39,803

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	437,439
Net realized gain	437,439
Net change in unrealized appreciation (depreciation) on:
Investments	(622,152)
Net change in unrealized appreciation (depreciation)	(622,152)
Net realized and unrealized loss	(184,713)
Net decrease in net assets resulting from operations	$(144,910)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$39,803	$149,881
Net realized gain on investments	437,439	925,229
Net change in unrealized appreciation (depreciation) on investments	(622,152)	765,877
Net increase (decrease) in net assets resulting from operations	(144,910)	1,840,987

Distributions to shareholders from:
Net investment income	—	(71,565)
Total distributions to shareholders	—	(71,565)

Capital share transactions:
Proceeds from sale of shares	30,969,209	57,801,599
Distributions reinvested	—	71,565
Cost of shares redeemed	(34,581,605)	(59,515,447)
Net decrease from capital share transactions	(3,612,396)	(1,642,283)
Net increase (decrease) in net assets	(3,757,306)	127,139

Net assets:
Beginning of period	16,357,300	16,230,161
End of period	$12,599,994	$16,357,300
Undistributed net investment income at end of period	$144,272	$104,469

Capital share activity:
Shares sold	369,160	733,065
Shares issued from reinvestment of distributions	—	927
Shares redeemed	(410,719)	(761,395)
Net decrease in shares	(41,559)	(27,403)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 55

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015 [e]	Year Ended December 31, 2014 [e]	Year Ended December 31, 2013 [e]
Per Share Data
Net asset value, beginning of period	$84.47	$73.42	$64.46	$67.34	$60.15	$47.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.26	.77	— [c]	.72	.27	.30
Net gain (loss) on investments (realized and unrealized)	(1.89)	10.63	9.32	(3.36)	7.28	12.75
Total from investment operations	(1.63)	11.40	9.32	(2.64)	7.55	13.05
Less distributions from:
Net investment income	—	(.35)	(.36)	(.24)	(.36)	(.33)
Total distributions	—	(.35)	(.36)	(.24)	(.36)	(.33)
Net asset value, end of period	$82.84	$84.47	$73.42	$64.46	$67.34	$60.15

Total Return[d]	(1.93%)	15.57%	15.83%	(3.99%)	12.58%	27.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,600	$16,357	$16,230	$13,963	$13,743	$8,943
Ratios to average net assets:
Net investment income (loss)	0.63%	1.00%	— [f]	1.09%	0.41%	0.55%
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	223%	364%	329%	213%	215%	409%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[e]	Reverse Share Split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:3 reverse share split effective December 1, 2016.
[f]	Less than 0.01%.

56 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.2%
UnitedHealth Group, Inc.	2.6%
Pfizer, Inc.	2.6%
Merck & Company, Inc.	2.2%
AbbVie, Inc.	2.1%
Amgen, Inc.	1.9%
Abbott Laboratories	1.8%
Bristol-Myers Squibb Co.	1.7%
Gilead Sciences, Inc.	1.7%
Eli Lilly & Co.	1.7%
Top Ten Total	21.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	Six Month‡	1 Year	5 Year	10 Year
Health Care Fund	6.34%	9.82%	12.76%	11.53%
S&P 500 Health Care Index	1.83%	7.11%	13.77%	12.73%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Pharmaceuticals - 32.2%
Johnson & Johnson	6,170	$748,668
Pfizer, Inc.	16,776	608,633
Merck & Company, Inc.	8,763	531,914
AbbVie, Inc.	5,263	487,617
Bristol-Myers Squibb Co.	7,266	402,100
Eli Lilly & Co.	4,661	397,723
CVS Health Corp.	5,010	322,393
Allergan plc	1,825	304,264
Express Scripts Holding Co.*	3,416	263,749
Zoetis, Inc.	3,078	262,215
McKesson Corp.	1,517	202,368
Teva Pharmaceutical Industries Ltd. ADR	8,221	199,935
Mylan N.V.*	4,941	178,568
AmerisourceBergen Corp. — Class A	1,993	169,943
Jazz Pharmaceuticals plc*	884	152,313
Cardinal Health, Inc.	3,114	152,057
GlaxoSmithKline plc ADR	3,747	151,042
Novartis AG ADR	1,998	150,929
AstraZeneca plc ADR	4,288	150,552
Perrigo Company plc	1,985	144,726
Sarepta Therapeutics, Inc.*	1,082	143,019
Alkermes plc*	3,109	127,966
Neurocrine Biosciences, Inc.*	1,244	122,211
DexCom, Inc.*	1,243	118,060
Valeant Pharmaceuticals International, Inc.*	4,755	110,506
Nektar Therapeutics*	2,249	109,819
PRA Health Sciences, Inc.*	1,074	100,269
Agios Pharmaceuticals, Inc.*	1,036	87,262
Supernus Pharmaceuticals, Inc.*	1,297	77,625
Array BioPharma, Inc.*	4,480	75,174
Ironwood Pharmaceuticals, Inc. — Class A*	3,744	71,585
TESARO, Inc.*,1	1,532	68,128
Horizon Pharma plc*	4,016	66,505
Clovis Oncology, Inc.*	1,423	64,704
Global Blood Therapeutics, Inc.*	1,401	63,325
Portola Pharmaceuticals, Inc.*	1,669	63,038
Akorn, Inc.*	3,786	62,810
Mallinckrodt plc*	2,769	51,670
Corcept Therapeutics, Inc.*	3,224	50,681
Pacira Pharmaceuticals, Inc.*	1,350	43,268
Total Pharmaceuticals		7,659,334

Healthcare-Products - 23.1%
Abbott Laboratories	6,935	422,966
Thermo Fisher Scientific, Inc.	1,792	371,195
Danaher Corp.	3,436	339,064
Becton Dickinson and Co.	1,409	337,540
Stryker Corp.	1,939	327,420
Intuitive Surgical, Inc.*	630	301,442
Medtronic plc	3,242	277,548
Boston Scientific Corp.*	8,445	276,152
Baxter International, Inc.	3,498	258,292
Edwards Lifesciences Corp.*	1,551	225,779
Align Technology, Inc.*	619	211,785
Zimmer Biomet Holdings, Inc.	1,746	194,574
IDEXX Laboratories, Inc.*	812	176,967
ABIOMED, Inc.*	412	168,529
ResMed, Inc.	1,522	157,649
Teleflex, Inc.	537	144,029
Cooper Companies, Inc.	595	140,093
Henry Schein, Inc.*	1,907	138,524
Hologic, Inc.*	3,340	132,765
Varian Medical Systems, Inc.*	1,138	129,413
Dentsply Sirona, Inc.	2,944	128,859
ICU Medical, Inc.*	340	99,841
Integra LifeSciences Holdings Corp.*	1,498	96,486
Bio-Techne Corp.	630	93,208
Masimo Corp.*	949	92,670
Insulet Corp.*	1,027	88,014
NuVasive, Inc.*	1,263	65,828
Patterson Companies, Inc.	2,703	61,277
MiMedx Group, Inc.*,1	5,960	38,084
Total Healthcare-Products		5,495,993

Biotechnology - 22.8%
Amgen, Inc.	2,483	458,337
Gilead Sciences, Inc.	5,635	399,183
Biogen, Inc.*	1,102	319,844
Celgene Corp.*	3,980	316,092
Shire plc ADR	1,797	303,334
Vertex Pharmaceuticals, Inc.*	1,670	283,833
Regeneron Pharmaceuticals, Inc.*	769	265,297
Illumina, Inc.*	937	261,695
Alexion Pharmaceuticals, Inc.*	1,781	221,111
BioMarin Pharmaceutical, Inc.*	1,834	172,763
Incyte Corp.*	2,187	146,529
Seattle Genetics, Inc.*	2,086	138,490
Alnylam Pharmaceuticals, Inc.*	1,260	124,097
Sage Therapeutics, Inc.*	723	113,171
Exelixis, Inc.*	5,140	110,613
Exact Sciences Corp.*	1,775	106,127
Bluebird Bio, Inc.*	670	105,156
FibroGen, Inc.*	1,550	97,030
Loxo Oncology, Inc.*	550	95,414
United Therapeutics Corp.*	816	92,330
Ligand Pharmaceuticals, Inc. — Class B*	440	91,155
Ionis Pharmaceuticals, Inc.*	2,143	89,299
Immunomedics, Inc.*	3,613	85,520
Ultragenyx Pharmaceutical, Inc.*	1,031	79,253
Spark Therapeutics, Inc.*	930	76,967
Amicus Therapeutics, Inc.*	4,447	69,462
Medicines Co.*	1,855	68,079
Intercept Pharmaceuticals, Inc.*	808	67,799
Myriad Genetics, Inc.*	1,787	66,780
Blueprint Medicines Corp.*	1,010	64,115
Puma Biotechnology, Inc.*	1,082	64,000
Spectrum Pharmaceuticals, Inc.*	2,980	62,461
ACADIA Pharmaceuticals, Inc.*	3,837	58,591
Editas Medicine, Inc.*	1,480	53,028

58 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
HEALTH CARE FUND

	Shares	Value

AnaptysBio, Inc.*	720	$51,149
ImmunoGen, Inc.*	4,953	48,193
Radius Health, Inc.*	1,616	47,624
Sangamo Therapeutics, Inc.*	3,350	47,570
Esperion Therapeutics, Inc.*,1	1,046	40,993
Dynavax Technologies Corp.*	2,640	40,260
Total Biotechnology		5,402,744

Healthcare-Services - 16.1%
UnitedHealth Group, Inc.	2,549	625,372
Anthem, Inc.	1,338	318,484
Aetna, Inc.	1,724	316,354
Humana, Inc.	900	267,867
Cigna Corp.	1,554	264,102
HCA Healthcare, Inc.	2,389	245,111
Centene Corp.*	1,709	210,566
IQVIA Holdings, Inc.*	1,869	186,564
Laboratory Corporation of America Holdings*	974	174,862
Quest Diagnostics, Inc.	1,452	159,633
DaVita, Inc.*	2,058	142,907
WellCare Health Plans, Inc.*	580	142,819
Universal Health Services, Inc. — Class B	1,192	132,836
Molina Healthcare, Inc.*	1,056	103,425
Envision Healthcare Corp.*	2,167	95,370
Syneos Health, Inc.*	1,927	90,376
MEDNAX, Inc.*	1,948	84,309
Acadia Healthcare Company, Inc.*	1,946	79,611
Tenet Healthcare Corp.*	2,224	74,660
LifePoint Health, Inc.*	1,111	54,217
Tivity Health, Inc.*	1,418	49,914
Total Healthcare-Services		3,819,359

Electronics - 2.6%
Agilent Technologies, Inc.	2,888	178,594
Waters Corp.*	850	164,551
Mettler-Toledo International, Inc.*	274	158,545
PerkinElmer, Inc.	1,572	115,117
Total Electronics		616,807

Software - 2.4%
Cerner Corp.*	3,052	182,479
Veeva Systems, Inc. — Class A*	1,716	131,892
athenahealth, Inc.*	670	106,624
Medidata Solutions, Inc.*	1,124	90,549
Allscripts Healthcare Solutions, Inc.*	4,941	59,292
Total Software		570,836

Commercial Services - 0.4%
HealthEquity, Inc.*	1,145	85,989

Total Common Stocks
(Cost $12,581,099)		23,651,062

RIGHTS††† - 0.0%
Dyax Corp.
Expires 12/31/18*,5	3,790	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$79,039	79,039
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	38,812	38,812
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	25,875	25,875
Total Repurchase Agreements
(Cost $143,726)		143,726

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	98,408	98,408
Total Securities Lending Collateral
(Cost $98,408)		98,408

Total Investments - 100.6%
(Cost $12,823,233)		$23,893,196
Other Assets & Liabilities, net - (0.6)%		(145,346)
Total Net Assets - 100.0%		$23,747,850

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
HEALTH CARE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
[5]	Security was fair valued by the Valuation Committee at June 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$23,651,062	$—	$—		$23,651,062
Rights	—	—	—	*	—
Repurchase Agreements	—	143,726	—		143,726
Securities Lending Collateral	98,408	—	—		98,408
Total Assets	$23,749,470	$143,726	$—		$23,893,196

*	Includes securities with a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

60 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $95,848 of securities loaned (cost $12,679,507)	$23,749,470
Repurchase agreements, at value (cost $143,726)	143,726
Receivables:
Dividends	10,526
Foreign tax reclaims	1,306
Securities lending income	261
Interest	17
Total assets	23,905,306

Liabilities:
Payable for:
Return of securities loaned	98,408
Management fees	15,289
Transfer agent and administrative fees	4,497
Investor service fees	4,497
Fund shares redeemed	3,520
Portfolio accounting fees	1,798
Trustees’ fees*	553
Miscellaneous	28,894
Total liabilities	157,456
Commitments and contingent liabilities (Note 9)	—
Net assets	$23,747,850

Net assets consist of:
Paid in capital	$13,131,877
Accumulated net investment loss	(72,388)
Accumulated net realized loss on investments	(381,602)
Net unrealized appreciation on investments	11,069,963
Net assets	$23,747,850
Capital shares outstanding	357,704
Net asset value per share	$66.39

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $304)	$107,780
Interest	970
Income from securities lending, net	2,172
Total investment income	110,922

Expenses:
Management fees	92,630
Investor service fees	27,244
Transfer agent and administrative fees	27,244
Professional fees	18,554
Portfolio accounting fees	10,898
Trustees’ fees*	2,357
Custodian fees	1,402
Line of credit fees	81
Miscellaneous	2,900
Total expenses	183,310
Net investment loss	(72,388)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,819,822
Net realized gain	1,819,822
Net change in unrealized appreciation (depreciation) on:
Investments	(696,889)
Net change in unrealized appreciation (depreciation)	(696,889)
Net realized and unrealized gain	1,122,933
Net increase in net assets resulting from operations	$1,050,545

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 61

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(72,388)	$(176,476)
Net realized gain on investments	1,819,822	1,060,371
Net change in unrealized appreciation (depreciation) on investments	(696,889)	3,512,248
Net increase in net assets resulting from operations	1,050,545	4,396,143

Distributions to shareholders from:
Net realized gains	—	(1,042,418)
Total distributions to shareholders	—	(1,042,418)

Capital share transactions:
Proceeds from sale of shares	18,937,693	40,295,378
Distributions reinvested	—	1,042,418
Cost of shares redeemed	(18,897,734)	(40,812,108)
Net increase from capital share transactions	39,959	525,688
Net increase in net assets	1,090,504	3,879,413

Net assets:
Beginning of period	22,657,346	18,777,933
End of period	$23,747,850	$22,657,346
Accumulated net investment loss at end of period	$(72,388)	$—

Capital share activity:
Shares sold	289,940	675,760
Shares issued from reinvestment of distributions	—	17,299
Shares redeemed	(295,172)	(687,013)
Net increase (decrease) in shares	(5,232)	6,046

62 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$62.43	$52.62	$60.47	$58.82	$48.91	$34.54
Income (loss) from investment operations:
Net investment income (loss)[b]	(.21)	(.44)	(.37)	(.30)	(.31)	(.14)
Net gain (loss) on investments (realized and unrealized)	4.17	12.39	(5.36)	3.11	12.29	14.59
Total from investment operations	3.96	11.95	(5.73)	2.81	11.98	14.45
Less distributions from:
Net investment income	—	—	—	—	—	(.08)
Net realized gains	—	(2.14)	(2.12)	(1.16)	(2.07)	—
Total distributions	—	(2.14)	(2.12)	(1.16)	(2.07)	(.08)
Net asset value, end of period	$66.39	$62.43	$52.62	$60.47	$58.82	$48.91

Total Return[c]	6.34%	22.86%	(9.70%)	4.53%	24.62%	41.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,748	$22,657	$18,778	$36,849	$43,294	$30,105
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.73%)	(0.67%)	(0.47%)	(0.57%)	(0.34%)
Total expenses	1.68%	1.70%	1.66%	1.59%	1.66%	1.63%
Portfolio turnover rate	84%	156%	146%	154%	176%	277%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.7%
Alphabet, Inc. — Class A	7.4%
Facebook, Inc. — Class A	6.3%
Cisco Systems, Inc.	3.7%
Netflix, Inc.	3.4%
salesforce.com, Inc.	2.7%
PayPal Holdings, Inc.	2.6%
Alibaba Group Holding Ltd. ADR	2.6%
Booking Holdings, Inc.	2.6%
Baidu, Inc. ADR	1.7%
Top Ten Total	40.7%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Internet Fund	16.81%	31.27%	18.80%	13.92%
S&P 500 Information Technology Index	10.87%	31.30%	21.91%	14.65%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

64 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Internet - 62.2%
Amazon.com, Inc.*	593	$1,007,981
Alphabet, Inc. — Class A*	860	971,103
Facebook, Inc. — Class A*	4,251	826,054
Netflix, Inc.*	1,154	451,710
Alibaba Group Holding Ltd. ADR*	1,837	340,819
Booking Holdings, Inc.*	168	340,551
Baidu, Inc. ADR*	902	219,186
eBay, Inc.*	5,672	205,667
Twitter, Inc.*	4,384	191,449
JD.com, Inc. ADR*	4,704	183,221
Ctrip.com International Ltd. ADR*	3,178	151,368
Palo Alto Networks, Inc.*	729	149,788
Expedia Group, Inc.	1,224	147,113
VeriSign, Inc.*	1,041	143,054
Snap, Inc. — Class A*	10,620	139,016
IAC/InterActiveCorp*	802	122,297
MercadoLibre, Inc.	403	120,469
GoDaddy, Inc. — Class A*	1,702	120,161
Wayfair, Inc. — Class A*,1	999	118,641
Zillow Group, Inc. — Class A*	1,941	115,975
Zillow Group, Inc. — Class C*,1	1,928	113,868
F5 Networks, Inc.*	652	112,437
Match Group, Inc.*,1	2,813	108,976
Vipshop Holdings Ltd. ADR*	9,390	101,882
GrubHub, Inc.*	965	101,238
TripAdvisor, Inc.*	1,712	95,376
Weibo Corp. ADR*	1,055	93,642
Shopify, Inc. — Class A*	639	93,224
SINA Corp.*	1,080	91,465
YY, Inc. ADR*	908	91,227
Wix.com Ltd.*	900	90,270
Twilio, Inc. — Class A*	1,435	80,389
58.com, Inc. ADR*	1,151	79,810
Okta, Inc.*	1,580	79,585
Baozun, Inc. ADR*	1,450	79,315
Autohome, Inc. ADR	780	78,780
Trade Desk, Inc. — Class A*	763	71,569
Etsy, Inc.*	1,672	70,542
Stamps.com, Inc.*	277	70,095
Yelp, Inc. — Class A*	1,602	62,766
Shutterfly, Inc.*	666	59,960
Cogent Communications Holdings, Inc.	1,041	55,589
Pandora Media, Inc.*,1	6,346	50,006
Cars.com, Inc.*	1,752	49,739
8x8, Inc.*	2,420	48,521
TrueCar, Inc.*	3,480	35,113
Overstock.com, Inc.*,1	960	32,304
Total Internet		8,163,311

Telecommunications - 13.1%
Cisco Systems, Inc.	11,412	491,047
Motorola Solutions, Inc.	1,337	155,587
Arista Networks, Inc.*	577	148,572
Juniper Networks, Inc.	3,976	109,022
Ubiquiti Networks, Inc.*,1	1,030	87,262
CommScope Holding Company, Inc.*	2,817	82,270
LogMeIn, Inc.	788	81,361
ARRIS International plc*	3,008	73,531
Ciena Corp.*	2,674	70,888
ViaSat, Inc.*,1	1,060	69,663
Vonage Holdings Corp.*	4,887	62,993
InterDigital, Inc.	708	57,277
Viavi Solutions, Inc.*	5,394	55,234
Finisar Corp.*,1	2,890	52,020
NETGEAR, Inc.*	780	48,750
Oclaro, Inc.*	4,832	43,150
Extreme Networks, Inc.*	4,030	32,079
Total Telecommunications		1,720,706

Software - 12.2%
salesforce.com, Inc.*	2,597	354,231
NetEase, Inc. ADR	621	156,908
Citrix Systems, Inc.*	1,255	131,574
Akamai Technologies, Inc.*	1,621	118,706
Veeva Systems, Inc. — Class A*	1,472	113,138
Momo, Inc. ADR*	2,011	87,478
New Relic, Inc.*	807	81,176
HubSpot, Inc.*,1	600	75,240
j2 Global, Inc.	837	72,493
2U, Inc.*	862	72,029
Coupa Software, Inc.*	1,080	67,219
Box, Inc. — Class A*	2,548	63,675
Cornerstone OnDemand, Inc.*	1,180	55,967
Ebix, Inc.	710	54,137
Allscripts Healthcare Solutions, Inc.*	4,228	50,736
Hortonworks, Inc.*	2,280	41,542
Total Software		1,596,249

Commercial Services - 5.0%
PayPal Holdings, Inc.*	4,159	346,320
CoStar Group, Inc.*	335	138,231
Cimpress N.V.*	620	89,875
Alarm.com Holdings, Inc.*	1,120	45,226
NutriSystem, Inc.	998	38,423
Total Commercial Services		658,075

Diversified Financial Services - 2.5%
TD Ameritrade Holding Corp.	3,430	187,861
E*TRADE Financial Corp.*	2,261	138,283
Total Diversified Financial Services		326,144

Computers - 1.6%
Nutanix, Inc. — Class A*	1,853	95,559
Lumentum Holdings, Inc.*	1,156	66,932
NetScout Systems, Inc.*	1,818	53,995
Total Computers		216,486

REITs - 1.6%
Equinix, Inc.	497	213,655

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
INTERNET FUND

	Shares	Value

Retail - 1.1%
Qurate Retail, Inc. — Class A*	5,240	$111,193
PetMed Express, Inc.[1]	774	34,094
Total Retail		145,287

Electronics - 0.3%
Applied Optoelectronics, Inc.*	754	33,855

Total Common Stocks
(Cost $7,751,077)		13,073,768

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$49,985	49,985
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	24,545	24,545
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	16,364	16,364
Total Repurchase Agreements
(Cost $90,894)		90,894

SECURITIES LENDING COLLATERAL†,3 - 4.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	536,434	536,434
Total Securities Lending Collateral
(Cost $536,434)		536,434

Total Investments - 104.4%
(Cost $8,378,405)		$13,701,096
Other Assets & Liabilities, net - (4.4)%		(572,667)
Total Net Assets - 100.0%		$13,128,429

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

66 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
INTERNET FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,073,768	$—	$—	$13,073,768
Repurchase Agreements	—	90,894	—	90,894
Securities Lending Collateral	536,434	—	—	536,434
Total Assets	$13,610,202	$90,894	$—	$13,701,096

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 67

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $525,785 of securities loaned (cost $8,287,511)	$13,610,202
Repurchase agreements, at value (cost $90,894)	90,894
Receivables:
Securities sold	981,339
Securities lending income	1,435
Dividends	657
Interest	11
Total assets	14,684,538

Liabilities:
Payable for:
Fund shares redeemed	986,602
Return of securities loaned	536,434
Management fees	10,896
Transfer agent and administrative fees	3,205
Investor service fees	3,205
Portfolio accounting fees	1,282
Trustees’ fees*	328
Miscellaneous	14,157
Total liabilities	1,556,109
Commitments and contingent liabilities (Note 9)	—
Net assets	$13,128,429

Net assets consist of:
Paid in capital	$8,015,462
Accumulated net investment loss	(77,996)
Accumulated net realized loss on investments	(131,728)
Net unrealized appreciation on investments	5,322,691
Net assets	$13,128,429
Capital shares outstanding	129,418
Net asset value per share	$101.44

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $377)	$26,613
Interest	636
Income from securities lending, net	8,272
Total investment income	35,521

Expenses:
Management fees	49,751
Investor service fees	14,633
Transfer agent and administrative fees	14,633
Professional fees	7,083
Portfolio accounting fees	5,853
Trustees’ fees*	1,194
Custodian fees	739
Line of credit fees	14
Miscellaneous	4,813
Total expenses	98,713
Net investment loss	(63,192)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	564,975
Net realized gain	564,975
Net change in unrealized appreciation (depreciation) on:
Investments	901,428
Net change in unrealized appreciation (depreciation)	901,428
Net realized and unrealized gain	1,466,403
Net increase in net assets resulting from operations	$1,403,211

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(63,192)	$(100,029)
Net realized gain on investments	564,975	1,056,051
Net change in unrealized appreciation (depreciation) on investments	901,428	1,693,938
Net increase in net assets resulting from operations	1,403,211	2,649,960

Distributions to shareholders from:
Net realized gains	—	(55,537)
Total distributions to shareholders	—	(55,537)

Capital share transactions:
Proceeds from sale of shares	34,612,319	40,413,575
Distributions reinvested	—	55,537
Cost of shares redeemed	(31,830,059)	(42,605,993)
Net increase (decrease) from capital share transactions	2,782,260	(2,136,881)
Net increase in net assets	4,185,471	457,542

Net assets:
Beginning of period	8,942,958	8,485,416
End of period	$13,128,429	$8,942,958
Accumulated net investment loss at end of period	$(77,996)	$(14,804)

Capital share activity:
Shares sold	357,042	514,563
Shares issued from reinvestment of distributions	—	706
Shares redeemed	(330,608)	(542,567)
Net increase (decrease) in shares	26,434	(27,298)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 69

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[d]	Year Ended December 31, 2015[d]	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$86.84	$65.13	$70.60	$79.11	$85.98	$57.97
Income (loss) from investment operations:
Net investment income (loss)[b]	(.52)	(.79)	(.14)	(.76)	(.92)	(.76)
Net gain (loss) on investments (realized and unrealized)	15.12	22.88	(3.30)	7.29	2.61	30.33
Total from investment operations	14.60	22.09	(3.44)	6.53	1.69	29.57
Less distributions from:
Net realized gains	—	(.38)	(2.03)	(15.04)	(8.56)	(1.56)
Total distributions	—	(.38)	(2.03)	(15.04)	(8.56)	(1.56)
Net asset value, end of period	$101.44	$86.84	$65.13	$70.60	$79.11	$85.98

Total Return[c]	16.81%	33.96%	4.44%	8.36%	1.96%	51.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,128	$8,943	$8,485	$13,036	$6,624	$15,617
Ratios to average net assets:
Net investment income (loss)	(1.08%)	(1.01%)	(0.78%)	(1.03%)	(1.06%)	(1.07%)
Total expenses	1.69%	1.71%	1.66%	1.61%	1.66%	1.63%
Portfolio turnover rate	288%	365%	384%	363%	283%	311%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

70 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in leisure and entertainment businesses (“Leisure Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 22, 2001

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	3.5%
Comcast Corp. — Class A	3.4%
Philip Morris International, Inc.	3.2%
McDonald’s Corp.	3.1%
Altria Group, Inc.	3.0%
Twenty-First Century Fox, Inc. — Class A	2.9%
Charter Communications, Inc. — Class A	2.5%
Starbucks Corp.	2.2%
Las Vegas Sands Corp.	2.2%
Activision Blizzard, Inc.	2.2%
Top Ten Total	28.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 Month‡	1 Year	5 Year	10 Year
Leisure Fund	(0.11%)	5.92%	11.27%	11.14%
S&P 500 Consumer Discretionary Index	11.52%	23.55%	15.97%	16.41%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Media - 27.9%
Walt Disney Co.	3,001	$314,540
Comcast Corp. — Class A	9,391	308,119
Twenty-First Century Fox, Inc. — Class A	5,248	260,773
Charter Communications, Inc. — Class A*	756	221,667
Sirius XM Holdings, Inc.[1]	20,192	136,700
CBS Corp. — Class B	2,141	120,367
Discovery, Inc. — Class A*,1	4,237	116,518
DISH Network Corp. — Class A*	2,987	100,393
Liberty Broadband Corp. — Class C*	1,252	94,801
Viacom, Inc. — Class B	3,084	93,013
Altice USA, Inc. — Class A	5,249	89,548
Grupo Televisa SAB ADR	4,462	84,555
News Corp. — Class A	4,983	77,237
World Wrestling Entertainment, Inc. — Class A	917	66,776
New York Times Co. — Class A	2,111	54,675
Nexstar Media Group, Inc. — Class A	640	46,976
Tribune Media Co. — Class A	1,209	46,268
John Wiley & Sons, Inc. — Class A	740	46,176
Sinclair Broadcast Group, Inc. — Class A	1,426	45,846
AMC Networks, Inc. — Class A*	735	45,717
Meredith Corp.	763	38,913
TEGNA, Inc.	3,581	38,854
Gray Television, Inc.*	2,178	34,412
Entercom Communications Corp. — Class A1	3,562	26,893
Total Media		2,509,737

Retail - 18.5%
McDonald’s Corp.	1,780	278,908
Starbucks Corp.	4,030	196,865
Yum! Brands, Inc.	1,609	125,856
Darden Restaurants, Inc.	954	102,135
Domino’s Pizza, Inc.	321	90,577
Restaurant Brands International, Inc.	1,493	90,028
Chipotle Mexican Grill, Inc. — Class A*	194	83,686
Yum China Holdings, Inc.	2,095	80,574
Dunkin’ Brands Group, Inc.[1]	898	62,025
Texas Roadhouse, Inc. — Class A	864	56,601
Wendy’s Co.	3,045	52,313
Cracker Barrel Old Country Store, Inc.[1]	315	49,206
Cheesecake Factory, Inc.	749	41,240
Shake Shack, Inc. — Class A*,1	613	40,568
Jack in the Box, Inc.	467	39,751
Brinker International, Inc.	762	36,271
Bloomin’ Brands, Inc.	1,689	33,949
Dave & Buster’s Entertainment, Inc.*	694	33,034
Papa John’s International, Inc.	642	32,562
Wingstop, Inc.	606	31,585
Sonic Corp.[1]	869	29,911
BJ’s Restaurants, Inc.	492	29,520
Dine Brands Global, Inc.	390	29,172
Red Robin Gourmet Burgers, Inc.*	398	18,547
Total Retail		1,664,884

Lodging - 14.5%
Las Vegas Sands Corp.	2,578	196,856
Marriott International, Inc. — Class A	1,316	166,606
Hilton Worldwide Holdings, Inc.	1,566	123,965
Wynn Resorts Ltd.	644	107,767
MGM Resorts International	3,448	100,096
Melco Resorts & Entertainment Ltd. ADR	3,095	86,660
Hyatt Hotels Corp. — Class A	962	74,218
Huazhu Group Ltd. ADR	1,660	69,703
Caesars Entertainment Corp.*	6,386	68,330
Wyndham Hotels & Resorts, Inc.	1,049	61,713
Wyndham Destinations, Inc.	1,179	52,194
ILG, Inc.	1,566	51,725
Choice Hotels International, Inc.	679	51,332
Boyd Gaming Corp.	1,456	50,465
Hilton Grand Vacations, Inc.*	1,294	44,902
Total Lodging		1,306,532

Entertainment - 9.6%
Live Nation Entertainment, Inc.*	1,740	84,512
Vail Resorts, Inc.	308	84,451
Madison Square Garden Co. — Class A*	240	74,446
Six Flags Entertainment Corp.[1]	885	61,994
Lions Gate Entertainment Corp. — Class A	2,339	58,054
International Game Technology plc	2,274	52,848
Cinemark Holdings, Inc.	1,485	52,094
Red Rock Resorts, Inc. — Class A	1,534	51,389
Scientific Games Corp. — Class A*	1,037	50,969
Churchill Downs, Inc.	171	50,701
Penn National Gaming, Inc.*	1,387	46,589
Eldorado Resorts, Inc.*	1,114	43,557
Marriott Vacations Worldwide Corp.	377	42,586
SeaWorld Entertainment, Inc.*	1,720	37,530
AMC Entertainment Holdings, Inc. — Class A1	2,328	37,015
Pinnacle Entertainment, Inc.*	1,088	36,698
Total Entertainment		865,433

Leisure Time - 7.2%
Carnival Corp.	2,725	156,170
Royal Caribbean Cruises Ltd.	1,090	112,924
Norwegian Cruise Line Holdings Ltd.*	1,642	77,585
Polaris Industries, Inc.	570	69,643
Harley-Davidson, Inc.	1,589	66,865
Brunswick Corp.	930	59,966
Planet Fitness, Inc. — Class A*	1,195	52,508
Callaway Golf Co.	1,768	33,539
Vista Outdoor, Inc.*	1,517	23,498
Total Leisure Time		652,698

Agriculture - 7.2%
Philip Morris International, Inc.	3,595	290,260
Altria Group, Inc.	4,797	272,422

72 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
LEISURE FUND

	Shares	Value

British American Tobacco plc ADR	1,743	$87,935
Total Agriculture		650,617

Beverages - 6.8%
Constellation Brands, Inc. — Class A	738	161,526
Brown-Forman Corp. — Class B	2,459	120,516
Anheuser-Busch InBev S.A. ADR	1,009	101,667
Molson Coors Brewing Co. — Class B	1,486	101,107
Diageo plc ADR	515	74,165
Boston Beer Company, Inc. — Class A*	163	48,851
Total Beverages		607,832

Software - 5.1%
Activision Blizzard, Inc.	2,576	196,600
Electronic Arts, Inc.*	1,204	169,788
Take-Two Interactive Software, Inc.*	794	93,978
Total Software		460,366

Toys, Games & Hobbies - 1.6%
Hasbro, Inc.	961	88,710
Mattel, Inc.[1]	3,584	58,849
Total Toys, Games & Hobbies		147,559

Food Service - 0.8%
Aramark	2,040	75,684

Miscellaneous Manufacturing - 0.2%
American Outdoor Brands Corp.*	1,702	20,475

Total Common Stocks
(Cost $6,568,108)		8,961,817

RIGHTS† - 0.0%
Nexstar Media Group, Inc.*,5	1,910	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$20,287	20,287
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	9,962	9,962
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	6,641	6,641
Total Repurchase Agreements
(Cost $36,890)		36,890

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	411,069	411,069
Total Securities Lending Collateral
(Cost $411,069)		411,069

Total Investments - 104.4%
(Cost $7,016,067)		$9,409,776
Other Assets & Liabilities, net - (4.4)%		(396,060)
Total Net Assets - 100.0%		$9,013,716

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
[5]	Security was fair valued by the Valuation Committee at June 30, 2018. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$8,961,817	$—	$—		$8,961,817
Rights	—	—	—	*	—
Repurchase Agreements	—	36,890	—		36,890
Securities Lending Collateral	411,069	—	—		411,069
Total Assets	$9,372,886	$36,890	$—		$9,409,776

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

74 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $395,106 of securities loaned (cost $6,979,177)	$9,372,886
Repurchase agreements, at value (cost $36,890)	36,890
Receivables:
Fund shares sold	174,243
Dividends	11,207
Foreign tax reclaims	610
Securities lending income	481
Interest	4
Total assets	9,596,321

Liabilities:
Payable for:
Return of securities loaned	411,069
Securities purchased	149,058
Management fees	5,810
Transfer agent and administrative fees	1,709
Investor service fees	1,709
Fund shares redeemed	1,288
Portfolio accounting fees	683
Trustees’ fees*	200
Miscellaneous	11,079
Total liabilities	582,605
Commitments and contingent liabilities (Note 9)	—
Net assets	$9,013,716

Net assets consist of:
Paid in capital	$7,017,299
Undistributed net investment income	37,562
Accumulated net realized loss on investments	(434,854)
Net unrealized appreciation on investments	2,393,709
Net assets	$9,013,716
Capital shares outstanding	91,772
Net asset value per share	$98.22

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $230)	$79,986
Interest	371
Income from securities lending, net	3,833
Total investment income	84,190

Expenses:
Management fees	36,265
Investor service fees	10,666
Transfer agent and administrative fees	10,666
Professional fees	7,351
Portfolio accounting fees	4,267
Trustees’ fees*	905
Custodian fees	551
Line of credit fees	15
Miscellaneous	1,043
Total expenses	71,729
Net investment income	12,461

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	15,126
Net realized gain	15,126
Net change in unrealized appreciation (depreciation) on:
Investments	(118,143)
Net change in unrealized appreciation (depreciation)	(118,143)
Net realized and unrealized loss	(103,017)
Net decrease in net assets resulting from operations	$(90,556)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 75

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,461	$21,293
Net realized gain on investments	15,126	890,275
Net change in unrealized appreciation (depreciation) on investments	(118,143)	579,319
Net increase (decrease) in net assets resulting from operations	(90,556)	1,490,887

Distributions to shareholders from:
Net investment income	—	(20,573)
Net realized gains	—	(16,439)
Total distributions to shareholders	—	(37,012)

Capital share transactions:
Proceeds from sale of shares	11,512,488	26,102,966
Distributions reinvested	—	37,012
Cost of shares redeemed	(11,834,771)	(26,958,562)
Net decrease from capital share transactions	(322,283)	(818,584)
Net increase (decrease) in net assets	(412,839)	635,291

Net assets:
Beginning of period	9,426,555	8,791,264
End of period	$9,013,716	$9,426,555
Undistributed net investment income at end of period	$37,562	$25,101

Capital share activity:
Shares sold	116,036	284,482
Shares issued from reinvestment of distributions	—	401
Shares redeemed	(120,134)	(295,944)
Net decrease in shares	(4,098)	(11,061)

76 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$98.33	$82.21	$76.44	$87.81	$95.41	$67.43
Income (loss) from investment operations:
Net investment income (loss)[b]	.14	.24	.18	.28	.12	.11
Net gain (loss) on investments (realized and unrealized)	(.25)	16.28	7.07	.87	6.53	28.45
Total from investment operations	(.11)	16.52	7.25	1.15	6.65	28.56
Less distributions from:
Net investment income	—	(.22)	(.37)	(.07)	(.22)	(.58)
Net realized gains	—	(.18)	(1.11)	(12.45)	(14.03)	—
Total distributions	—	(.40)	(1.48)	(12.52)	(14.25)	(.58)
Net asset value, end of period	$98.22	$98.33	$82.21	$76.44	$87.81	$95.41

Total Return[c]	(0.11%)	20.11%	9.56%	0.30%	7.49%	42.41%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,014	$9,427	$8,791	$13,764	$8,150	$11,866
Ratios to average net assets:
Net investment income (loss)	0.29%	0.26%	0.23%	0.34%	0.13%	0.14%
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	137%	303%	530%	288%	339%	219%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 77

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals related services (“Precious Metals Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 29, 1997

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan, Inc.	7.3%
Newmont Mining Corp.	6.5%
Barrick Gold Corp.	5.8%
Franco-Nevada Corp.	5.6%
Goldcorp, Inc.	5.0%
Agnico Eagle Mines Ltd.	4.8%
Wheaton Precious Metals Corp.	4.6%
VanEck Vectors Junior Gold Miners ETF	4.0%
Randgold Resources Ltd. ADR	3.9%
Royal Gold, Inc.	3.6%
Top Ten Total	51.1%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Precious Metals Fund	(6.01%)	(2.63%)	(1.76%)	(7.60%)
S&P 500 Materials Index	(3.08%)	9.90%	10.86%	5.71%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

78 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.6%

Mining - 95.6%
Freeport-McMoRan, Inc.	83,934	$1,448,701
Newmont Mining Corp.	34,112	1,286,363
Barrick Gold Corp.	87,017	1,142,533
Franco-Nevada Corp.	15,233	1,112,314
Goldcorp, Inc.	72,205	989,930
Agnico Eagle Mines Ltd.	20,595	943,869
Wheaton Precious Metals Corp.	41,358	912,357
Randgold Resources Ltd. ADR	10,063	775,757
Royal Gold, Inc.	7,737	718,303
Kinross Gold Corp.*	167,055	628,127
Kirkland Lake Gold Ltd.	29,658	626,377
AngloGold Ashanti Ltd. ADR	63,386	520,399
Pan American Silver Corp.	26,953	482,459
Gold Fields Ltd. ADR	134,746	481,043
IAMGOLD Corp.*	82,284	478,070
B2Gold Corp.*	181,186	467,460
Yamana Gold, Inc.	156,850	454,865
Alamos Gold, Inc. — Class A	75,349	428,736
Tahoe Resources, Inc.	74,300	365,556
Osisko Gold Royalties Ltd.	37,855	358,487
First Majestic Silver Corp.*,1	45,204	344,906
Novagold Resources, Inc.*	76,617	340,946
Pretium Resources, Inc.*	45,556	334,381
Coeur Mining, Inc.*	43,690	332,044
Hecla Mining Co.	94,220	327,886
Sibanye Gold Ltd. ADR*,1	133,593	323,295
New Gold, Inc.*	151,210	314,517
SSR Mining, Inc.*	30,811	304,105
Fortuna Silver Mines, Inc.*	49,058	278,649
MAG Silver Corp.*	25,462	275,244
Sandstorm Gold Ltd.*,1	58,746	264,357
Seabridge Gold, Inc.*,1	21,598	240,818
Gold Resource Corp.	27,962	184,270
Klondex Mines Ltd.*	78,513	181,365
Endeavour Silver Corp.*,1	57,519	179,459
Total Mining		18,847,948

Total Common Stocks
(Cost $10,491,485)		18,847,948

EXCHANGE-TRADED FUNDS† - 4.0%
VanEck Vectors Junior Gold Miners ETF	24,260	793,302
Total Exchange-Traded Funds
(Cost $491,878)		793,302

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.1%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$116,352	116,352
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	57,135	57,135
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	38,090	38,090
Total Repurchase Agreements
(Cost $211,577)		211,577

	Shares

SECURITIES LENDING COLLATERAL†,3 - 4.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	843,044	843,044
Total Securities Lending Collateral
(Cost $843,044)		843,044

Total Investments - 105.0%
(Cost $12,037,984)		$20,695,871
Other Assets & Liabilities, net - (5.0)%		(984,605)
Total Net Assets - 100.0%		$19,711,266

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$18,847,948	$—	$—	$18,847,948
Exchange-Traded Funds	793,302	—	—	793,302
Repurchase Agreements	—	211,577	—	211,577
Securities Lending Collateral	843,044	—	—	843,044
Total Asset	$20,484,294	$211,577	$—	$20,695,871

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

80 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $820,457 of securities loaned (cost $11,826,407)	$20,484,294
Repurchase agreements, at value (cost $211,577)	211,577
Receivables:
Fund shares sold	60,899
Dividends	2,431
Securities lending income	899
Foreign tax reclaims	470
Interest	25
Total assets	20,760,595

Liabilities:
Payable for:
Return of securities loaned	843,044
Deferred foreign capital gain taxes	86,192
Fund shares redeemed	70,265
Management fees	12,320
Transfer agent and administrative fees	4,107
Investor service fees	4,107
Portfolio accounting fees	1,643
Trustees’ fees*	550
Miscellaneous	27,101
Total liabilities	1,049,329
Commitments and contingent liabilities (Note 9)	—
Net assets	$19,711,266

Net assets consist of:
Paid in capital	$34,491,248
Accumulated net investment loss	(1,045,207)
Accumulated net realized loss on investments	(22,392,662)
Net unrealized appreciation on investments	8,657,887
Net assets	$19,711,266
Capital shares outstanding	691,988
Net asset value per share	$28.48

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $5,917)	$73,300
Interest	1,635
Income from securities lending, net	6,452
Total investment income	81,387

Expenses:
Management fees	78,398
Investor service fees	26,133
Transfer agent and administrative fees	26,133
Professional fees	16,768
Portfolio accounting fees	10,453
Trustees’ fees*	2,121
Custodian fees	1,353
Line of credit fees	18
Miscellaneous	3,904
Total expenses	165,281
Net investment loss	(83,894)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(497,482)
Net realized loss	(497,482)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,731,264)
Net change in unrealized appreciation (depreciation)	(1,731,264)
Net realized and unrealized loss	(2,228,746)
Net decrease in net assets resulting from operations	$(2,312,640)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 81

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(83,894)	$(239,405)
Net realized gain (loss) on investments	(497,482)	477,618
Net change in unrealized appreciation (depreciation) on investments	(1,731,264)	797,473
Net increase (decrease) in net assets resulting from operations	(2,312,640)	1,035,686

Distributions to shareholders from:
Net investment income	—	(1,123,988)
Total distributions to shareholders	—	(1,123,988)

Capital share transactions:
Proceeds from sale of shares	93,082,499	188,066,776
Distributions reinvested	—	1,123,988
Cost of shares redeemed	(101,259,813)	(181,573,076)
Net increase (decrease) from capital share transactions	(8,177,314)	7,617,688
Net increase (decrease) in net assets	(10,489,954)	7,529,386

Net assets:
Beginning of period	30,201,220	22,671,834
End of period	$19,711,266	$30,201,220
Accumulated net investment loss at end of period	$(1,045,207)	$(961,313)

Capital share activity:
Shares sold	3,185,159	6,114,108
Shares issued from reinvestment of distributions	—	39,549
Shares redeemed	(3,489,982)	(5,919,754)
Net increase (decrease) in shares	(304,823)	233,903

82 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$30.30	$29.72	$17.95	$27.60	$33.43	$62.84
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	(.29)	(.29)	(.12)	(.11)	.25
Net gain (loss) on investments (realized and unrealized)	(1.71)	2.29	12.06	(8.01)	(5.67)	(29.21)
Total from investment operations	(1.82)	2.00	11.77	(8.13)	(5.78)	(28.96)
Less distributions from:
Net investment income	—	(1.42)	—	(1.52)	(.05)	(.45)
Total distributions	—	(1.42)	—	(1.52)	(.05)	(.45)
Net asset value, end of period	$28.48	$30.30	$29.72	$17.95	$27.60	$33.43

Total Return[c]	(6.01%)	7.08%	65.52%	(30.37%)	(17.34%)	(46.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,711	$30,201	$22,672	$16,201	$18,313	$22,538
Ratios to average net assets:
Net investment income (loss)	(0.80%)	(0.93%)	(0.90%)	(0.50%)	(0.32%)	0.54%
Total expenses[d]	1.58%	1.61%	1.56%	1.50%	1.56%	1.54%
Portfolio turnover rate	388%	691%	298%	203%	168%	193%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: October 1, 2001

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.4%
Simon Property Group, Inc.	2.2%
Crown Castle International Corp.	2.0%
Public Storage	1.9%
Equinix, Inc.	1.8%
Prologis, Inc.	1.7%
Weyerhaeuser Co.	1.5%
Welltower, Inc.	1.5%
Digital Realty Trust, Inc.	1.5%
AvalonBay Communities, Inc.	1.4%
Top Ten Total	17.9%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Real Estate Fund	0.79%	3.33%	6.58%	5.63%
MSCI U.S. REIT Index	1.19%	3.57%	8.26%	7.95%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

84 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

REITs - 95.5%
REITs-DIVERSIFIED 24.9%
American Tower Corp. — Class A	2,308	$332,744
Crown Castle International Corp.	2,635	284,106
Equinix, Inc.	578	248,476
Weyerhaeuser Co.	5,873	214,130
Digital Realty Trust, Inc.	1,836	204,861
SBA Communications Corp.*	1,115	184,109
Vornado Realty Trust	2,111	156,045
Duke Realty Corp.	4,567	132,580
Gaming and Leisure Properties, Inc.	3,212	114,990
VICI Properties, Inc.	5,510	113,726
WP Carey, Inc.	1,637	108,615
Forest City Realty Trust, Inc. — Class A	4,710	107,435
Lamar Advertising Co. — Class A	1,541	105,266
New Residential Investment Corp.	5,594	97,839
STORE Capital Corp.	3,513	96,256
CoreSite Realty Corp.	866	95,970
Rayonier, Inc.	2,408	93,166
EPR Properties	1,388	89,929
Cousins Properties, Inc.	8,499	82,355
GEO Group, Inc.	2,882	79,370
PotlatchDeltic Corp.	1,465	74,495
CoreCivic, Inc.	3,070	73,342
Uniti Group, Inc.	3,657	73,250
Colony Capital, Inc.	11,718	73,120
STAG Industrial, Inc.	2,533	68,974
Retail Properties of America, Inc. — Class A	5,337	68,207
Outfront Media, Inc.	3,445	67,005
Ladder Capital Corp. — Class A	3,450	53,889
Total REITs-Diversified		3,494,250

REITs-OFFICE PROPERTY- 11.6%
Boston Properties, Inc.	1,472	184,618
Alexandria Real Estate Equities, Inc.	1,160	146,357
SL Green Realty Corp.	1,235	124,155
Kilroy Realty Corp.	1,489	112,628
VEREIT, Inc.	15,020	111,749
Douglas Emmett, Inc.	2,728	109,611
Hudson Pacific Properties, Inc.	2,736	96,936
Highwoods Properties, Inc.	1,899	96,336
JBG SMITH Properties	2,290	83,516
Equity Commonwealth*	2,564	80,766
Paramount Group, Inc.	5,175	79,695
Brandywine Realty Trust	4,332	73,124
Corporate Office Properties Trust	2,492	72,243
Empire State Realty Trust, Inc. — Class A	4,047	69,204
Columbia Property Trust, Inc.	2,999	68,107
Piedmont Office Realty Trust, Inc. — Class A	3,338	66,526
Government Properties Income Trust	3,388	53,700
Total REITs-Office Property		1,629,271

REITs-APARTMENTS - 10.6%
AvalonBay Communities, Inc.	1,166	200,424
Equity Residential	3,103	197,630
Essex Property Trust, Inc.	685	163,763
Invitation Homes, Inc.	6,229	143,641
Mid-America Apartment Communities, Inc.	1,398	140,737
UDR, Inc.	3,465	130,076
Camden Property Trust	1,307	119,107
American Homes 4 Rent — Class A	4,847	107,506
Apartment Investment & Management Co. — Class A	2,506	106,004
American Campus Communities, Inc.	2,326	99,739
Education Realty Trust, Inc.	1,788	74,202
Total REITs-Apartments		1,482,829

REITs-HEALTH CARE- 8.5%
Welltower, Inc.	3,273	205,184
Ventas, Inc.	3,282	186,910
HCP, Inc.	5,742	148,258
Omega Healthcare Investors, Inc.	3,259	101,029
Healthcare Trust of America, Inc. — Class A	3,693	99,563
Medical Properties Trust, Inc.	6,630	93,085
Senior Housing Properties Trust	4,789	86,633
Sabra Health Care REIT, Inc.	3,739	81,248
Healthcare Realty Trust, Inc.	2,779	80,813
Physicians Realty Trust	4,474	71,316
CareTrust REIT, Inc.	2,739	45,714
Total REITs-Health Care		1,199,753

REITs-HOTELS - 7.1%
Host Hotels & Resorts, Inc.	7,600	160,132
MGM Growth Properties LLC — Class A	3,757	114,438
Park Hotels & Resorts, Inc.	3,298	101,018
Hospitality Properties Trust	3,095	88,548
Ryman Hospitality Properties, Inc.	1,021	84,896
Apple Hospitality REIT, Inc.	4,546	81,283
RLJ Lodging Trust	3,600	79,380
Sunstone Hotel Investors, Inc.	4,771	79,294
LaSalle Hotel Properties	2,290	78,387
Pebblebrook Hotel Trust	1,698	65,882
DiamondRock Hospitality Co.	5,219	64,089
Total REITs-Hotels		997,347

REITs-WAREHOUSE/INDUSTRIES - 6.6%
Prologis, Inc.	3,726	244,761
Liberty Property Trust	2,369	105,018
DCT Industrial Trust, Inc.	1,556	103,832
CyrusOne, Inc.	1,677	97,870
Gramercy Property Trust	3,133	85,594
First Industrial Realty Trust, Inc.	2,517	83,917
EastGroup Properties, Inc.	784	74,919
Rexford Industrial Realty, Inc.	2,080	65,291
QTS Realty Trust, Inc. — Class A	1,478	58,381
Total REITs-Warehouse/Industries		919,583

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
REAL ESTATE FUND

	Shares	Value

REITs-SHOPPING CENTERS- 5.8%
Regency Centers Corp.	2,175	$135,024
Federal Realty Investment Trust	1,003	126,930
Kimco Realty Corp.	6,545	111,200
Brixmor Property Group, Inc.	5,408	94,261
Weingarten Realty Investors	2,683	82,663
DDR Corp.	4,235	75,807
Urban Edge Properties	2,945	67,352
Acadia Realty Trust	2,254	61,692
Retail Opportunity Investments Corp.	3,175	60,833
Total REITs-Shopping Centers		815,762

REITs-REGIONAL MALLS- 5.7%
Simon Property Group, Inc.	1,774	301,917
GGP, Inc.	8,845	180,703
Macerich Co.	2,064	117,297
Taubman Centers, Inc.	1,367	80,325
Tanger Factory Outlet Centers, Inc.	2,669	62,695
Washington Prime Group, Inc.	6,353	51,523
Total REITs-Regional Malls		794,460

REITs-MORGAGE - 5.4%
Annaly Capital Management, Inc.	13,612	140,068
AGNC Investment Corp.	6,143	114,198
Starwood Property Trust, Inc.	4,449	96,588
Chimera Investment Corp.	4,121	75,332
Blackstone Mortgage Trust, Inc. — Class A	2,375	74,646
MFA Financial, Inc.	9,271	70,274
Two Harbors Investment Corp.	4,306	68,035
Apollo Commercial Real Estate Finance, Inc.	3,320	60,690
Invesco Mortgage Capital, Inc.	3,413	54,267
Total REITs-Mortgage		754,098

REITs-STORAGE - 5.2%
Public Storage	1,164	264,065
Extra Space Storage, Inc.	1,469	146,621
Iron Mountain, Inc.	3,818	133,668
CubeSmart	3,120	100,526
Life Storage, Inc.	914	88,941
Total REITs-Storage		733,821

REITs-SINGLE TENANT- 2.4%
Realty Income Corp.	2,993	160,993
National Retail Properties, Inc.	2,464	108,317
Spirit Realty Capital, Inc.	9,359	75,153
Total REITs-Single Tenant		344,463

REITs-MANUFACTURED HOMES- 1.7%
Equity LifeStyle Properties, Inc.	1,275	117,173
Sun Communities, Inc.	1,179	115,401
Total REITs-Manufactured Homes		232,574
Total REITs		13,398,211

Real Estate - 4.0%
Real Estate Management/Services - 3.3%
CBRE Group, Inc. — Class A*	3,434	163,939
Jones Lang LaSalle, Inc.	670	111,213
Kennedy-Wilson Holdings, Inc.	3,415	72,227
Realogy Holdings Corp.	2,925	66,690
Redfin Corp.*,1	2,364	54,585
Total Real Estate Management/Services		468,654

Real Estate Operations/Development - 0.7%
Howard Hughes Corp.*	730	96,725
Total Real Estate		565,379

Total Common Stocks
(Cost $9,144,684)		13,963,590

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$48,658	48,658
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	23,893	23,893
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	15,929	15,929
Total Repurchase Agreements
(Cost $88,480)		88,480

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	37,788	37,788
Total Securities Lending Collateral
(Cost $37,788)		37,788

Total Investments - 100.4%
(Cost $9,270,952)		$14,089,858
Other Assets & Liabilities, net - (0.4)%		(57,299)
Total Net Assets - 100.0%		$14,032,559

86 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
REAL ESTATE FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
REIT — Real Estate Investment Trust
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,963,590	$—	$—	$13,963,590
Repurchase Agreements	—	88,480	—	88,480
Securities Lending Collateral	37,788	—	—	37,788
Total Assets	$14,001,378	$88,480	$—	$14,089,858

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 87

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $37,129 of securities loaned (cost $9,182,472)	$14,001,378
Repurchase agreements, at value (cost $88,480)	88,480
Receivables:
Dividends	75,892
Securities lending income	28
Interest	10
Total assets	14,165,788

Liabilities:
Payable for:
Fund shares redeemed	65,963
Return of securities loaned	37,788
Management fees	8,735
Transfer agent and administrative fees	2,569
Investor service fees	2,569
Portfolio accounting fees	1,027
Trustees’ fees*	322
Miscellaneous	14,256
Total liabilities	133,229
Commitments and contingent liabilities (Note 9)	—
Net assets	$14,032,559

Net assets consist of:
Paid in capital	$10,951,098
Undistributed net investment income	296,075
Accumulated net realized loss on investments	(2,033,520)
Net unrealized appreciation on investments	4,818,906
Net assets	$14,032,559
Capital shares outstanding	355,002
Net asset value per share	$39.53

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$184,638
Interest	521
Income from securities lending, net	2,938
Total investment income	188,097

Expenses:
Management fees	46,687
Investor service fees	13,732
Transfer agent and administrative fees	13,732
Professional fees	8,215
Portfolio accounting fees	5,493
Trustees’ fees*	1,132
Custodian fees	702
Line of credit fees	20
Miscellaneous	2,881
Total expenses	92,594
Net investment income	95,503

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	138,319
Net realized gain	138,319
Net change in unrealized appreciation (depreciation) on:
Investments	(27,418)
Net change in unrealized appreciation (depreciation)	(27,418)
Net realized and unrealized gain	110,901
Net increase in net assets resulting from operations	$206,404

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

88 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$95,503	$112,814
Net realized gain on investments	138,319	449,599
Net change in unrealized appreciation (depreciation) on investments	(27,418)	69,877
Net increase in net assets resulting from operations	206,404	632,290

Distributions to shareholders from:
Net investment income	—	(316,400)
Total distributions to shareholders	—	(316,400)

Capital share transactions:
Proceeds from sale of shares	26,917,937	40,487,501
Distributions reinvested	—	316,400
Cost of shares redeemed	(23,352,341)	(42,367,742)
Net increase (decrease) from capital share transactions	3,565,596	(1,563,841)
Net increase (decrease) in net assets	3,772,000	(1,247,951)

Net assets:
Beginning of period	10,260,559	11,508,510
End of period	$14,032,559	$10,260,559
Undistributed net investment income at end of period	$296,075	$200,572

Capital share activity:
Shares sold	723,890	1,047,077
Shares issued from reinvestment of distributions	—	8,440
Shares redeemed	(630,495)	(1,098,982)
Net increase (decrease) in shares	93,395	(43,465)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 89

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$39.22	$37.72	$34.50	$36.41	$30.42	$30.15
Income (loss) from investment operations:
Net investment income (loss)[b]	.32	.36	.63	.53	.50	.57
Net gain (loss) on investments (realized and unrealized)	(.01)[d]	2.11	2.88	(1.44)	5.88	.62
Total from investment operations	.31	2.47	3.51	(.91)	6.38	1.19
Less distributions from:
Net investment income	—	(.97)	(.29)	(1.00)	(.39)	(.92)
Total distributions	—	(.97)	(.29)	(1.00)	(.39)	(.92)
Net asset value, end of period	$39.53	$39.22	$37.72	$34.50	$36.41	$30.42

Total Return[c]	0.79%	6.65%	10.15%	(2.52%)	21.01%	3.94%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,033	$10,261	$11,509	$16,324	$28,021	$14,784
Ratios to average net assets:
Net investment income (loss)	1.74%	0.93%	1.73%	1.46%	1.48%	1.76%
Total expenses	1.69%	1.70%	1.65%	1.60%	1.66%	1.64%
Portfolio turnover rate	196%	331%	279%	259%	277%	416%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the fund.

90 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail order operations and other companies involved in selling products to consumers (“Retailing Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 23, 2001

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	9.6%
Walmart, Inc.	5.6%
Home Depot, Inc.	5.2%
Netflix, Inc.	4.4%
Booking Holdings, Inc.	3.3%
Costco Wholesale Corp.	3.3%
Lowe’s Companies, Inc.	3.0%
TJX Companies, Inc.	2.7%
Walgreens Boots Alliance, Inc.	2.5%
Target Corp.	2.2%
Top Ten Total	41.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Retailing Fund	10.84%	23.84%	9.16%	11.92%
S&P 500 Consumer Discretionary Index	11.52%	23.55%	15.97%	16.41%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Retail - 67.3%
Walmart, Inc.	5,990	$513,044
Home Depot, Inc.	2,431	474,288
Costco Wholesale Corp.	1,445	301,976
Lowe’s Companies, Inc.	2,895	276,675
TJX Companies, Inc.	2,596	247,087
Walgreens Boots Alliance, Inc.	3,854	231,298
Target Corp.	2,663	202,708
Ross Stores, Inc.	2,122	179,839
Dollar General Corp.	1,682	165,845
O’Reilly Automotive, Inc.*	547	149,643
Best Buy Company, Inc.	1,965	146,550
Dollar Tree, Inc.*	1,657	140,845
Tiffany & Co.	970	127,652
AutoZone, Inc.*	190	127,477
Gap, Inc.	3,580	115,956
Genuine Parts Co.	1,260	115,655
Ulta Beauty, Inc.*	495	115,563
CarMax, Inc.*	1,563	113,896
Kohl’s Corp.	1,548	112,849
Macy’s, Inc.	2,916	109,146
L Brands, Inc.	2,802	103,338
Advance Auto Parts, Inc.	751	101,911
Burlington Stores, Inc.*	670	100,855
Qurate Retail, Inc. — Class A*	4,720	100,158
Tractor Supply Co.	1,304	99,743
Nordstrom, Inc.	1,872	96,932
Foot Locker, Inc.	1,430	75,289
Five Below, Inc.*	742	72,501
Williams-Sonoma, Inc.[1]	1,176	72,183
Urban Outfitters, Inc.*	1,563	69,632
AutoNation, Inc.*	1,366	66,360
Floor & Decor Holdings, Inc. — Class A*	1,340	66,102
Ollie’s Bargain Outlet Holdings, Inc.*	911	66,047
Michaels Companies, Inc.*	3,411	65,389
American Eagle Outfitters, Inc.	2,770	64,402
Penske Automotive Group, Inc.	1,303	61,046
Dick’s Sporting Goods, Inc.	1,658	58,444
Signet Jewelers Ltd.	1,045	58,259
Dillard’s, Inc. — Class A1	578	54,621
PriceSmart, Inc.	594	53,757
Bed Bath & Beyond, Inc.	2,696	53,718
RH*,1	381	53,226
Lithia Motors, Inc. — Class A	503	47,569
DSW, Inc. — Class A	1,792	46,269
Sally Beauty Holdings, Inc.*	2,876	46,102
Children’s Place, Inc.	366	44,213
GameStop Corp. — Class A1	2,915	42,472
Guess?, Inc.	1,958	41,901
Big Lots, Inc.	997	41,655
Abercrombie & Fitch Co. — Class A	1,651	40,416
Tailored Brands, Inc.	1,568	40,015
Group 1 Automotive, Inc.	546	34,398
Chico’s FAS, Inc.	3,964	32,267
Conn’s, Inc.*	954	31,482
PetMed Express, Inc.[1]	697	30,703
Lumber Liquidators Holdings, Inc.*	1,094	26,639
Express, Inc.*	2,879	26,343
Hibbett Sports, Inc.*	931	21,320
Total Retail		6,175,669

Internet - 26.7%
Amazon.com, Inc.*	519	882,196
Netflix, Inc.*	1,033	404,347
Booking Holdings, Inc.*	151	306,091
JD.com, Inc. ADR*	4,278	166,628
Ctrip.com International Ltd. ADR*	2,929	139,508
Expedia Group, Inc.	1,108	133,171
Wayfair, Inc. — Class A*,1	905	107,478
Vipshop Holdings Ltd. ADR*	9,050	98,193
TripAdvisor, Inc.*	1,538	85,682
Shutterfly, Inc.*	603	54,288
Liberty Expedia Holdings, Inc. — Class A*	1,118	49,125
Overstock.com, Inc.*,1	870	29,275
Total Internet		2,455,982

Distribution & Wholesale - 1.9%
LKQ Corp.*	3,062	97,678
Pool Corp.	515	78,022
Total Distribution & Wholesale		175,700

Commercial Services - 1.8%
Aaron’s, Inc.	1,272	55,268
Monro, Inc.	752	43,691
NutriSystem, Inc.	908	34,958
Rent-A-Center, Inc.*,1	2,333	34,342
Total Commercial Services		168,259

Oil & Gas - 0.6%
Murphy USA, Inc.*	696	51,706

Leisure Time - 0.5%
Camping World Holdings, Inc. — Class A1	1,980	49,460

Home Furnishings - 0.4%
Sleep Number Corp.*	1,138	33,025

Total Common Stocks
(Cost $7,153,257)		9,109,801

92 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
RETAILING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 1.0%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$49,649	$49,649
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	24,380	24,380
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	16,253	16,253
Total Repurchase Agreements
(Cost $90,282)		90,282

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	346,638	346,638
Total Securities Lending Collateral
(Cost $346,638)		346,638

Total Investments - 104.0%
(Cost $7,590,177)		$9,546,721
Other Assets & Liabilities, net - (4.0)%		(363,184)
Total Net Assets - 100.0%		$9,183,537

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$9,109,801	$—	$—	$9,109,801
Repurchase Agreements	—	90,282	—	90,282
Securities Lending Collateral	346,638	—	—	346,638
Total Assets	$9,456,439	$90,282	$—	$9,546,721

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 93

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $340,257 of securities loaned (cost $7,499,895)	$9,456,439
Repurchase agreements, at value (cost $90,282)	90,282
Receivables:
Dividends	5,093
Securities lending income	219
Fund shares sold	69
Interest	10
Total assets	9,552,112

Liabilities:
Payable for:
Return of securities loaned	346,638
Management fees	6,552
Fund shares redeemed	2,793
Transfer agent and administrative fees	1,927
Investor service fees	1,927
Portfolio accounting fees	771
Trustees’ fees*	212
Miscellaneous	7,755
Total liabilities	368,575
Commitments and contingent liabilities (Note 9)	—
Net assets	$9,183,537

Net assets consist of:
Paid in capital	$8,394,803
Accumulated net investment loss	(10,312)
Accumulated net realized loss on investments	(1,157,498)
Net unrealized appreciation on investments	1,956,544
Net assets	$9,183,537
Capital shares outstanding	111,404
Net asset value per share	$82.43

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $156)	$55,998
Interest	339
Income from securities lending, net	1,479
Total investment income	57,816

Expenses:
Management fees	35,135
Investor service fees	10,334
Transfer agent and administrative fees	10,334
Professional fees	6,699
Portfolio accounting fees	4,133
Trustees’ fees*	883
Custodian fees	526
Line of credit fees	11
Miscellaneous	1,433
Total expenses	69,488
Net investment loss	(11,672)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	62,527
Net realized gain	62,527
Net change in unrealized appreciation (depreciation) on:
Investments	696,450
Net change in unrealized appreciation (depreciation)	696,450
Net realized and unrealized gain	758,977
Net increase in net assets resulting from operations	$747,305

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(11,672)	$1,360
Net realized gain (loss) on investments	62,527	(375,717)
Net change in unrealized appreciation (depreciation) on investments	696,450	884,370
Net increase in net assets resulting from operations	747,305	510,013

Capital share transactions:
Proceeds from sale of shares	13,210,990	25,680,045
Cost of shares redeemed	(12,623,546)	(23,619,210)
Net increase from capital share transactions	587,444	2,060,835
Net increase in net assets	1,334,749	2,570,848

Net assets:
Beginning of period	7,848,788	5,277,940
End of period	$9,183,537	$7,848,788
Accumulated net investment loss/Undistributed net investment income at end of period	$(10,312)	$1,360

Capital share activity:
Shares sold	167,471	374,888
Shares redeemed	(161,609)	(349,422)
Net increase in shares	5,862	25,466

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 95

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016[e]	Year Ended December 31, 2015[e]	Year Ended December 31, 2014[e]	Year Ended December 31, 2013[e]
Per Share Data
Net asset value, beginning of period	$74.37	$65.91	$69.96	$77.68	$81.49	$66.82
Income (loss) from investment operations:
Net investment income (loss)[b]	(.11)	.02	(.05)	(.16)	(.40)	(.36)
Net gain (loss) on investments (realized and unrealized)	8.17	8.44	(2.93)	(.20)	6.79	24.19
Total from investment operations	8.06	8.46	(2.98)	(.36)	6.39	23.83
Less distributions from:
Net investment income	—	—	—	—	—	(—)[d]
Net realized gains	—	—	(1.07)	(7.36)	(10.20)	(9.16)
Total distributions	—	—	(1.07)	(7.36)	(10.20)	(9.16)
Net asset value, end of period	$82.43	$74.37	$65.91	$69.96	$77.68	$81.49

Total Return[c]	10.84%	12.82%	0.30%	(1.33%)	8.66%	35.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,184	$7,849	$5,278	$8,328	$7,304	$9,470
Ratios to average net assets:
Net investment income (loss)	(0.28%)	0.03%	(0.25%)	(0.19%)	(0.51%)	(0.46%)
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	149%	447%	668%	225%	452%	1,219%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Distributions from net investment income are less than $0.01 per share.
[e]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

96 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.7%
Alphabet, Inc. — Class A	3.4%
Microsoft Corp.	3.4%
Facebook, Inc. — Class A	2.9%
Visa, Inc. — Class A	2.0%
Intel Corp.	1.8%
Mastercard, Inc. — Class A	1.8%
Cisco Systems, Inc.	1.7%
Oracle Corp.	1.7%
NVIDIA Corp.	1.4%
Top Ten Total	23.8%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 Month‡	1 Year	5 Year	10 Year
Technology Fund	10.40%	25.98%	17.56%	10.34%
S&P 500 Information Technology Index	10.87%	31.30%	21.91%	14.65%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Software - 26.6%
Microsoft Corp.	9,148	$902,084
Oracle Corp.	10,190	448,971
Adobe Systems, Inc.*	1,460	355,963
salesforce.com, Inc.*	2,411	328,860
VMware, Inc. — Class A*	1,748	256,904
Activision Blizzard, Inc.	3,287	250,864
Intuit, Inc.	1,165	238,015
Electronic Arts, Inc.*	1,529	215,620
Fidelity National Information Services, Inc.	1,837	194,777
NetEase, Inc. ADR	721	182,175
Fiserv, Inc.*	2,424	179,594
ServiceNow, Inc.*	1,020	175,919
Autodesk, Inc.*	1,327	173,956
Workday, Inc. — Class A*	1,360	164,723
Paychex, Inc.	2,395	163,698
First Data Corp. — Class A*	6,850	143,370
Red Hat, Inc.*	1,054	141,626
Atlassian Corporation plc — Class A*	2,030	126,916
CA, Inc.	3,521	125,524
ANSYS, Inc.*	720	125,410
Citrix Systems, Inc.*	1,194	125,179
Broadridge Financial Solutions, Inc.	1,080	124,308
Take-Two Interactive Software, Inc.*	1,018	120,490
Synopsys, Inc.*	1,357	116,118
Momo, Inc. ADR*	2,657	115,580
SS&C Technologies Holdings, Inc.	2,220	115,218
Splunk, Inc.*	1,160	114,968
Cadence Design Systems, Inc.*	2,627	113,775
Akamai Technologies, Inc.*	1,537	112,555
PTC, Inc.*	1,160	108,820
Jack Henry & Associates, Inc.	799	104,158
CDK Global, Inc.	1,489	96,859
Black Knight, Inc.*	1,790	95,854
Tableau Software, Inc. — Class A*	930	90,908
Ultimate Software Group, Inc.*	347	89,287
Aspen Technology, Inc.*	890	82,539
Paycom Software, Inc.*	760	75,111
Blackbaud, Inc.	710	72,739
HubSpot, Inc.*,1	570	71,478
2U, Inc.*	820	68,519
j2 Global, Inc.	785	67,989
Nuance Communications, Inc.*	4,714	65,454
Box, Inc. — Class A*	2,400	59,976
CommVault Systems, Inc.*	845	55,643
Total Software		7,158,494

Internet - 18.9%
Alphabet, Inc. — Class A*	818	923,677
Facebook, Inc. — Class A*	3,996	776,503
Alibaba Group Holding Ltd. ADR*	1,767	327,831
Baidu, Inc. ADR*	938	227,934
eBay, Inc.*	5,332	193,338
Twitter, Inc.*	4,118	179,833
MercadoLibre, Inc.	516	154,248
Palo Alto Networks, Inc.*	697	143,213
VeriSign, Inc.*	972	133,572
Snap, Inc. — Class A*,1	9,980	130,638
SINA Corp.*	1,459	123,563
Shopify, Inc. — Class A*	845	123,277
YY, Inc. ADR*	1,210	121,569
Weibo Corp. ADR*	1,358	120,536
Symantec Corp.	5,649	116,652
IAC/InterActiveCorp*	760	115,892
CDW Corp.	1,420	114,722
GoDaddy, Inc. — Class A*	1,610	113,666
Zillow Group, Inc. — Class C*,1	1,814	107,135
F5 Networks, Inc.*	611	105,367
Match Group, Inc.*,1	2,648	102,584
GrubHub, Inc.*	900	94,419
Twilio, Inc. — Class A*	1,360	76,187
Proofpoint, Inc.*	660	76,105
Okta, Inc.*	1,490	75,051
Trade Desk, Inc. — Class A*	710	66,598
Etsy, Inc.*	1,578	66,576
Stamps.com, Inc.*	260	65,793
Yelp, Inc. — Class A*	1,513	59,279
FireEye, Inc.*	3,521	54,188
Total Internet		5,089,946

Semiconductors - 18.9%
Intel Corp.	9,622	478,310
NVIDIA Corp.	1,571	372,170
Texas Instruments, Inc.	3,081	339,680
Broadcom, Inc.	1,301	315,675
QUALCOMM, Inc.	5,281	296,370
Micron Technology, Inc.*	4,709	246,940
Applied Materials, Inc.	4,795	221,481
Analog Devices, Inc.	2,004	192,224
NXP Semiconductor N.V.*	1,713	187,180
Lam Research Corp.	1,012	174,924
Marvell Technology Group Ltd.	7,715	165,410
Taiwan Semiconductor Manufacturing Company Ltd. ADR	4,224	154,429
Microchip Technology, Inc.	1,589	144,520
ASML Holding N.V. — Class G	690	136,599
Skyworks Solutions, Inc.	1,406	135,890
Maxim Integrated Products, Inc.	2,240	131,398
Xilinx, Inc.	2,001	130,585
KLA-Tencor Corp.	1,240	127,137
Advanced Micro Devices, Inc.*	8,279	124,102
IPG Photonics Corp.*	505	111,418
Qorvo, Inc.*	1,284	102,938
ON Semiconductor Corp.*	4,276	95,077
Teradyne, Inc.	2,327	88,589
Cavium, Inc.*	970	83,905
Monolithic Power Systems, Inc.	572	76,459
Cypress Semiconductor Corp.	4,718	73,506
MKS Instruments, Inc.	761	72,828
Entegris, Inc.	2,010	68,139
Silicon Laboratories, Inc.*	670	66,732
Integrated Device Technology, Inc.*	2,024	64,525

98 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (Unaudited)(continued)	June 30, 2018
TECHNOLOGY FUND

	Shares	Value

Cirrus Logic, Inc.*	1,306	$50,059
Ambarella, Inc.*,1	943	36,409
Total Semiconductors		5,065,608

Computers - 13.5%
Apple, Inc.	5,336	987,747
International Business Machines Corp.	2,653	370,624
Cognizant Technology Solutions Corp. — Class A	2,864	226,227
HP, Inc.	8,586	194,816
Accenture plc — Class A	1,012	165,553
DXC Technology Co.	1,944	156,706
Western Digital Corp.	2,012	155,749
NetApp, Inc.	1,949	153,055
Hewlett Packard Enterprise Co.	10,305	150,556
Infosys Ltd. ADR	7,663	148,892
Check Point Software Technologies Ltd.*	1,484	144,957
Seagate Technology plc	2,285	129,034
Fortinet, Inc.*	1,690	105,507
Amdocs Ltd.	1,500	99,285
Leidos Holdings, Inc.	1,679	99,061
Nutanix, Inc. — Class A*	1,740	89,732
Pure Storage, Inc. — Class A*	3,150	75,222
Lumentum Holdings, Inc.*	1,099	63,632
NCR Corp.*	2,022	60,620
NetScout Systems, Inc.*	1,702	50,550
Total Computers		3,627,525

Commercial Services - 6.3%
PayPal Holdings, Inc.*	3,915	326,002
Automatic Data Processing, Inc.	1,873	251,244
Worldpay, Inc. — Class A*	2,020	165,196
Square, Inc. — Class A*	2,610	160,880
FleetCor Technologies, Inc.*	706	148,719
Global Payments, Inc.	1,233	137,467
Total System Services, Inc.	1,536	129,823
Gartner, Inc.*	869	115,490
Western Union Co.	4,970	101,040
Sabre Corp.	3,396	83,677
Euronet Worldwide, Inc.*	810	67,854
Total Commercial Services		1,687,392

Telecommunications - 4.6%
Cisco Systems, Inc.	10,740	462,142
Motorola Solutions, Inc.	1,264	147,092
Arista Networks, Inc.*	552	142,135
Juniper Networks, Inc.	3,734	102,386
CommScope Holding Company, Inc.*	2,646	77,276
LogMeIn, Inc.	741	76,508
ARRIS International plc*	2,830	69,179
Ciena Corp.*	2,517	66,726
Finisar Corp.*,1	2,710	48,780
NETGEAR, Inc.*	727	45,438
Total Telecommunications		1,237,662

Electronics - 4.3%
Amphenol Corp. — Class A	1,922	167,502
Corning, Inc.	5,607	154,249
TE Connectivity Ltd.	1,480	133,289
Keysight Technologies, Inc.*	1,860	109,796
Trimble, Inc.*	2,776	91,164
Flex Ltd.*	6,459	91,137
FLIR Systems, Inc.	1,690	87,829
National Instruments Corp.	1,840	77,243
Jabil, Inc.	2,524	69,814
Coherent, Inc.*	410	64,132
Tech Data Corp.*	710	58,305
II-VI, Inc.*	1,218	52,922
Total Electronics		1,157,382

Diversified Financial Services - 4.2%
Visa, Inc. — Class A	4,083	540,793
Mastercard, Inc. — Class A	2,411	473,810
Alliance Data Systems Corp.	523	121,964
Total Diversified Financial Services		1,136,567

Electrical Components & Equipment - 0.7%
Littelfuse, Inc.	350	79,863
Universal Display Corp.[1]	740	63,640
Advanced Energy Industries, Inc.*	847	49,202
Total Electrical Components & Equipment		192,705

Machinery-Diversified - 0.7%
Cognex Corp.	2,050	91,450
Zebra Technologies Corp. — Class A*	605	86,666
Total Machinery-Diversified		178,116

Energy-Alternate Sources - 0.3%
First Solar, Inc.*	1,450	76,357

Office & Business Equipment - 0.3%
Xerox Corp.	3,173	76,152

Building Materials - 0.2%
Cree, Inc.*	1,508	62,688

Total Common Stocks
(Cost $15,979,439)		26,746,594

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
TECHNOLOGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$94,072	$94,072
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	46,194	46,194
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	30,796	30,796
Total Repurchase Agreements
(Cost $171,062)		171,062

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	392,241	392,241
Total Securities Lending Collateral
(Cost $392,241)		392,241

Total Investments - 101.6%
(Cost $16,542,742)		$27,309,897
Other Assets & Liabilities, net - (1.6)%		(432,794)
Total Net Assets - 100.0%		$26,877,103

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$26,746,594	$—	$—	$26,746,594
Repurchase Agreements	—	171,062	—	171,062
Securities Lending Collateral	392,241	—	—	392,241
Total Assets	$27,138,835	$171,062	$—	$27,309,897

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

100 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $382,693 of securities loaned (cost $16,371,680)	$27,138,835
Repurchase agreements, at value (cost $171,062)	171,062
Receivables:
Securities sold	171,340
Dividends	14,370
Securities lending income	993
Foreign tax reclaims	590
Interest	20
Total assets	27,497,210

Liabilities:
Payable for:
Return of securities loaned	392,241
Fund shares redeemed	159,623
Management fees	19,008
Transfer agent and administrative fees	5,591
Investor service fees	5,591
Portfolio accounting fees	2,236
Trustees’ fees*	654
Miscellaneous	35,163
Total liabilities	620,107
Commitments and contingent liabilities (Note 9)	—
Net assets	$26,877,103

Net assets consist of:
Paid in capital	$16,758,414
Accumulated net investment loss	(104,317)
Accumulated net realized loss on investments	(544,149)
Net unrealized appreciation on investments	10,767,155
Net assets	$26,877,103
Capital shares outstanding	251,738
Net asset value per share	$106.77

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $187)	$115,918
Interest	1,412
Income from securities lending, net	7,260
Total investment income	124,590

Expenses:
Management fees	106,724
Investor service fees	31,389
Transfer agent and administrative fees	31,389
Professional fees	19,478
Portfolio accounting fees	12,556
Trustees’ fees*	2,818
Custodian fees	1,601
Line of credit fees	117
Miscellaneous	5,348
Total expenses	211,420
Net investment loss	(86,830)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	410,600
Net realized gain	410,600
Net change in unrealized appreciation (depreciation) on:
Investments	1,700,597
Net change in unrealized appreciation (depreciation)	1,700,597
Net realized and unrealized gain	2,111,197
Net increase in net assets resulting from operations	$2,024,367

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 101

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(86,830)	$(145,413)
Net realized gain on investments	410,600	1,560,782
Net change in unrealized appreciation (depreciation) on investments	1,700,597	4,572,472
Net increase in net assets resulting from operations	2,024,367	5,987,841

Distributions to shareholders from:
Net realized gains	—	(599,849)
Total distributions to shareholders	—	(599,849)

Capital share transactions:
Proceeds from sale of shares	26,457,059	48,485,786
Distributions reinvested	—	599,849
Cost of shares redeemed	(24,543,861)	(49,690,430)
Net increase (decrease) from capital share transactions	1,913,198	(604,795)
Net increase in net assets	3,937,565	4,783,197

Net assets:
Beginning of period	22,939,538	18,156,341
End of period	$26,877,103	$22,939,538
Accumulated net investment loss at end of period	$(104,317)	$(17,487)

Capital share activity:
Shares sold	249,476	551,981
Shares issued from reinvestment of distributions	—	6,951
Shares redeemed	(234,947)	(564,197)
Net increase (decrease) in shares	14,529	(5,265)

102 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$96.71	$74.88	$71.70	$71.28	$64.65	$47.78
Income (loss) from investment operations:
Net investment income (loss)[b]	(.36)	(.56)	(.21)	(.32)	(.32)	(.15)
Net gain (loss) on investments (realized and unrealized)	10.42	24.71	7.78	1.13	6.95	17.02
Total from investment operations	10.06	24.15	7.57	.81	6.63	16.87
Less distributions from:
Net realized gains	—	(2.32)	(4.39)	(.39)	—	—
Total distributions	—	(2.32)	(4.39)	(.39)	—	—
Net asset value, end of period	$106.77	$96.71	$74.88	$71.70	$71.28	$64.65

Total Return[c]	10.40%	32.63%	11.07%	1.11%	10.26%	35.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,877	$22,940	$18,156	$19,042	$18,218	$14,649
Ratios to average net assets:
Net investment income (loss)	(0.69%)	(0.64%)	(0.29%)	(0.45%)	(0.47%)	(0.29%)
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.63%
Portfolio turnover rate	99%	200%	321%	142%	197%	382%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	11.3%
Cisco Systems, Inc.	10.7%
AT&T, Inc.	10.7%
T-Mobile US, Inc.	5.5%
Sprint Corp.	3.6%
CenturyLink, Inc.	3.5%
Motorola Solutions, Inc.	3.4%
Palo Alto Networks, Inc.	3.3%
Arista Networks, Inc.	3.2%
F5 Networks, Inc.	2.4%
Top Ten Total	57.6%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Telecommunications Fund	0.84%	6.50%	6.14%	1.96%
S&P 500 Telecommunication Services Index	(8.35%)	1.39%	3.71%	6.15%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunication Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

104 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Telecommunications - 88.6%
Verizon Communications, Inc.	5,900	$296,829
Cisco Systems, Inc.	6,506	279,953
AT&T, Inc.	8,707	279,582
T-Mobile US, Inc.*	2,394	143,042
Sprint Corp.*,1	17,209	93,617
CenturyLink, Inc.	4,876	90,889
Motorola Solutions, Inc.	761	88,558
Arista Networks, Inc.*	329	84,714
Juniper Networks, Inc.	2,264	62,079
Zayo Group Holdings, Inc.*	1,656	60,411
Ubiquiti Networks, Inc.*,1	586	49,646
Vodafone Group plc ADR	1,979	48,109
CommScope Holding Company, Inc.*	1,603	46,816
ARRIS International plc*	1,715	41,923
America Movil SAB de CV — Class L ADR	2,468	41,117
EchoStar Corp. — Class A*	916	40,670
Ciena Corp.*	1,524	40,401
ViaSat, Inc.*,1	605	39,761
China Mobile Ltd. ADR	819	36,355
BCE, Inc.	881	35,672
Vonage Holdings Corp.*	2,761	35,589
Telefonaktiebolaget LM Ericsson ADR	4,635	35,550
Telephone & Data Systems, Inc.	1,285	35,235
InterDigital, Inc.	405	32,764
Plantronics, Inc.	422	32,177
Viavi Solutions, Inc.*	3,072	31,457
Finisar Corp.*,1	1,644	29,592
NETGEAR, Inc.*	444	27,750
Iridium Communications, Inc.*	1,578	25,406
Infinera Corp.*	2,485	24,676
Oclaro, Inc.*	2,755	24,602
Acacia Communications, Inc.*,1	680	23,671
Consolidated Communications Holdings, Inc.	1,510	18,664
Extreme Networks, Inc.*	2,297	18,284
ADTRAN, Inc.	1,122	16,662
Frontier Communications Corp.[1]	2,019	10,822
Total Telecommunications		2,323,045

Internet - 7.6%
Palo Alto Networks, Inc.*	417	85,681
F5 Networks, Inc.*	369	63,634
Cogent Communications Holdings, Inc.	595	31,773
Boingo Wireless, Inc.*	838	18,930
Total Internet		200,018

Computers - 2.6%
Lumentum Holdings, Inc.*	659	38,156
NetScout Systems, Inc.*	1,035	30,739
Total Computers		68,895

Electronics - 0.7%
Applied Optoelectronics, Inc.*	429	19,262

Total Common Stocks
(Cost $2,030,160)		2,611,220

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$6,568	6,568
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	3,225	3,225
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	2,151	2,151
Total Repurchase Agreements
(Cost $11,944)		11,944

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	143,121	143,121
Total Securities Lending Collateral
(Cost $143,121)		143,121

Total Investments - 105.4%
(Cost $2,185,225)		$2,766,285
Other Assets & Liabilities, net - (5.4)%		(142,779)
Total Net Assets - 100.0%		$2,623,506

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$2,611,220	$—	$—	$2,611,220
Repurchase Agreements	—	11,944	—	11,944
Securities Lending Collateral	143,121	—	—	143,121
Total Assets	$2,754,341	$11,944	$—	$2,766,285

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

106 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $138,934 of securities loaned (cost $2,173,281)	$2,754,341
Repurchase agreements, at value (cost $11,944)	11,944
Receivables:
Securities sold	33,314
Dividends	3,053
Securities lending income	486
Foreign tax reclaims	205
Interest	1
Total assets	2,803,344

Liabilities:
Payable for:
Return of securities loaned	143,121
Fund shares redeemed	30,546
Management fees	1,480
Transfer agent and administrative fees	435
Investor service fees	435
Portfolio accounting fees	174
Trustees’ fees*	51
Miscellaneous	3,596
Total liabilities	179,838
Commitments and contingent liabilities (Note 9)	—
Net assets	$2,623,506

Net assets consist of:
Paid in capital	$2,179,829
Undistributed net investment income	36,353
Accumulated net realized loss on investments	(173,736)
Net unrealized appreciation on investments	581,060
Net assets	$2,623,506
Capital shares outstanding	44,489
Net asset value per share	$58.97

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $74)	$36,100
Interest	104
Income from securities lending, net	4,599
Total investment income	40,803

Expenses:
Management fees	11,790
Investor service fees	3,468
Transfer agent and administrative fees	3,467
Professional fees	2,579
Portfolio accounting fees	1,387
Trustees’ fees*	338
Custodian fees	181
Line of credit fees	8
Miscellaneous	44
Total expenses	23,262
Net investment income	17,541

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	215,077
Net realized gain	215,077
Net change in unrealized appreciation (depreciation) on:
Investments	(197,408)
Net change in unrealized appreciation (depreciation)	(197,408)
Net realized and unrealized gain	17,669
Net increase in net assets resulting from operations	$35,210

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 107

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,541	$22,188
Net realized gain on investments	215,077	174,301
Net change in unrealized appreciation (depreciation) on investments	(197,408)	(53,631)
Net increase in net assets resulting from operations	35,210	142,858

Distributions to shareholders from:
Net investment income	—	(36,179)
Net realized gains	—	(47,615)
Total distributions to shareholders	—	(83,794)

Capital share transactions:
Proceeds from sale of shares	3,107,555	13,601,984
Distributions reinvested	—	83,794
Cost of shares redeemed	(4,032,944)	(15,614,915)
Net decrease from capital share transactions	(925,389)	(1,929,137)
Net decrease in net assets	(890,179)	(1,870,073)

Net assets:
Beginning of period	3,513,685	5,383,758
End of period	$2,623,506	$3,513,685
Undistributed net investment income at end of period	$36,353	$18,812

Capital share activity:
Shares sold	52,675	236,843
Shares issued from reinvestment of distributions	—	1,515
Shares redeemed	(68,267)	(272,681)
Net decrease in shares	(15,592)	(34,323)

108 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014[d]	Year Ended December 31, 2013[d]
Per Share Data
Net asset value, beginning of period	$58.48	$57.03	$48.71	$53.12	$52.94	$46.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.37	.45	.42	.61	.85
Net gain (loss) on investments (realized and unrealized)	.12	2.86	8.03	(3.94)	.79	7.09
Total from investment operations	.49	3.23	8.48	(3.52)	1.40	7.94
Less distributions from:
Net investment income	—	(.77)	(.16)	(.89)	(1.22)	(1.00)
Net realized gains	—	(1.01)	—	—	—	—
Total distributions	—	(1.78)	(.16)	(.89)	(1.22)	(1.00)
Net asset value, end of period	$58.97	$58.48	$57.03	$48.71	$53.12	$52.94

Total Return[c]	0.84%	5.85%	17.40%	(6.73%)	2.62%	17.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,624	$3,514	$5,384	$2,329	$2,382	$2,194
Ratios to average net assets:
Net investment income (loss)	1.26%	0.65%	0.86%	0.80%	1.14%	1.73%
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.64%
Portfolio turnover rate	117%	372%	410%	232%	495%	1,267%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2014 have been restated to reflect a 1:5 reverse share split effective January 24, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: June 11, 2001

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	5.2%
United Parcel Service, Inc. — Class B	4.6%
Tesla, Inc.	3.7%
CSX Corp.	3.7%
FedEx Corp.	3.6%
General Motors Co.	3.6%
Norfolk Southern Corp.	3.3%
Ford Motor Co.	3.3%
Delta Air Lines, Inc.	2.8%
Southwest Airlines Co.	2.7%
Top Ten Total	36.5%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Transportation Fund	(4.99%)	6.72%	11.67%	9.69%
S&P 500 Industrials Index	(4.69%)	5.34%	12.66%	9.70%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

110 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Transportation - 46.8%
Union Pacific Corp.	2,527	$358,025
United Parcel Service, Inc. — Class B	2,967	315,184
CSX Corp.	4,000	255,120
FedEx Corp.	1,095	248,631
Norfolk Southern Corp.	1,486	224,193
J.B. Hunt Transport Services, Inc.	1,005	122,158
Expeditors International of Washington, Inc.	1,655	120,980
Old Dominion Freight Line, Inc.	787	117,232
XPO Logistics, Inc.*	1,140	114,205
CH Robinson Worldwide, Inc.	1,363	114,029
Kansas City Southern	1,062	112,530
Canadian National Railway Co.	1,124	91,887
Knight-Swift Transportation Holdings, Inc.	2,265	86,546
Canadian Pacific Railway Ltd.	464	84,921
Genesee & Wyoming, Inc. — Class A*	947	77,010
Kirby Corp.*	918	76,745
Schneider National, Inc. — Class B	2,750	75,653
Landstar System, Inc.	672	73,382
Ryder System, Inc.	937	67,333
ZTO Express Cayman, Inc. ADR	3,294	65,880
Werner Enterprises, Inc.	1,520	57,076
Saia, Inc.*	610	49,318
Hub Group, Inc. — Class A*	948	47,210
Atlas Air Worldwide Holdings, Inc.*	643	46,103
Forward Air Corp.	761	44,960
Heartland Express, Inc.	2,302	42,702
Air Transport Services Group, Inc.*	1,700	38,403
ArcBest Corp.	807	36,880
Echo Global Logistics, Inc.*	1,056	30,888
Total Transportation		3,195,184

Airlines - 16.2%
Delta Air Lines, Inc.	3,900	193,206
Southwest Airlines Co.	3,633	184,847
United Continental Holdings, Inc.*	2,123	148,037
American Airlines Group, Inc.	3,594	136,428
Alaska Air Group, Inc.	1,525	92,095
JetBlue Airways Corp.*	4,448	84,423
Ryanair Holdings plc ADR*	594	67,853
SkyWest, Inc.	1,044	54,184
Spirit Airlines, Inc.*	1,450	52,707
Allegiant Travel Co. — Class A	359	49,883
Hawaiian Holdings, Inc.	1,272	45,728
Total Airlines		1,109,391

Auto Parts & Equipment - 14.2%
Lear Corp.	623	115,760
BorgWarner, Inc.	2,255	97,326
Aptiv plc	951	87,140
Goodyear Tire & Rubber Co.	3,375	78,604
Adient plc	1,515	74,523
Autoliv, Inc.	508	72,756
Magna International, Inc.	1,220	70,919
Visteon Corp.*	522	67,463
Delphi Technologies plc	1,394	63,371
Dana, Inc.	2,812	56,774
Dorman Products, Inc.*	750	51,232
Tenneco, Inc.	1,140	50,114
American Axle & Manufacturing Holdings, Inc.*	2,734	42,541
Cooper Tire & Rubber Co.	1,492	39,240
Total Auto Parts & Equipment		967,763

Auto Manufacturers - 13.7%
Tesla, Inc.*,1	747	256,184
General Motors Co.	6,290	247,826
Ford Motor Co.	20,159	223,160
Fiat Chrysler Automobiles N.V.*	3,857	72,859
Ferrari N.V.	511	68,990
Tata Motors Ltd. ADR*	3,330	65,101
Total Auto Manufacturers		934,120

Commercial Services - 3.6%
AMERCO	261	92,955
Macquarie Infrastructure Corp.	1,560	65,832
Avis Budget Group, Inc.*	1,525	49,562
Hertz Global Holdings, Inc.*	2,352	36,080
Total Commercial Services		244,429

Leisure Time - 2.0%
Harley-Davidson, Inc.	2,111	88,831
LCI Industries	574	51,746
Total Leisure Time		140,577

Home Builders - 1.7%
Thor Industries, Inc.	798	77,717
Winnebago Industries, Inc.	959	38,936
Total Home Builders		116,653

Electronics - 1.2%
Gentex Corp.	3,601	82,895

Total Common Stocks
(Cost $3,152,918)		6,791,012

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
TRANSPORTATION FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.8%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$28,302	$28,302
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	13,897	13,897
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	9,265	9,265
Total Repurchase Agreements
(Cost $51,464)		51,464

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 1.77%[4]	194,565	194,565
Total Securities Lending Collateral
(Cost $194,565)		194,565

Total Investments - 103.0%
(Cost $3,398,947)		$7,037,041
Other Assets & Liabilities, net - (3.0)%		(202,898)
Total Net Assets - 100.0%		$6,834,143

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at June 30, 2018 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7 day yield as of June 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$6,791,012	$—	$—	$6,791,012
Repurchase Agreements	—	51,464	—	51,464
Securities Lending Collateral	194,565	—	—	194,565
Total Assets	$6,985,577	$51,464	$—	$7,037,041

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

112 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value - including $186,908 of securities loaned (cost $3,347,483)	$6,985,577
Repurchase agreements, at value (cost $51,464)	51,464
Cash	305
Receivables:
Fund shares sold	11,091
Dividends	2,321
Securities lending income	248
Foreign tax reclaims	144
Interest	6
Total assets	7,051,156

Liabilities:
Payable for:
Return of securities loaned	194,565
Management fees	5,347
Transfer agent and administrative fees	1,573
Investor service fees	1,573
Portfolio accounting fees	629
Trustees’ fees*	219
Fund shares redeemed	117
Miscellaneous	12,990
Total liabilities	217,013
Commitments and contingent liabilities (Note 9)	—
Net assets	$6,834,143

Net assets consist of:
Paid in capital	$3,742,736
Accumulated net investment loss	(3,710)
Accumulated net realized loss on investments	(542,977)
Net unrealized appreciation on investments	3,638,094
Net assets	$6,834,143
Capital shares outstanding	83,493
Net asset value per share	$81.85

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $526)	$59,972
Interest	357
Income from securities lending, net	1,211
Total investment income	61,540

Expenses:
Management fees	32,983
Investor service fees	9,701
Transfer agent and administrative fees	9,701
Professional fees	7,648
Portfolio accounting fees	3,880
Trustees’ fees*	835
Custodian fees	514
Line of credit fees	31
Miscellaneous	(43)
Total expenses	65,250
Net investment loss	(3,710)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	657,455
Net realized gain	657,455
Net change in unrealized appreciation (depreciation) on:
Investments	(820,499)
Net change in unrealized appreciation (depreciation)	(820,499)
Net realized and unrealized loss	(163,044)
Net decrease in net assets resulting from operations	$(166,754)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 113

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(3,710)	$(53,647)
Net realized gain on investments	657,455	1,233,216
Net change in unrealized appreciation (depreciation) on investments	(820,499)	546,486
Net increase (decrease) in net assets resulting from operations	(166,754)	1,726,055

Distributions to shareholders from:
Net investment income	—	(23,779)
Total distributions to shareholders	—	(23,779)

Capital share transactions:
Proceeds from sale of shares	10,316,331	31,357,021
Distributions reinvested	—	23,779
Cost of shares redeemed	(15,053,966)	(34,227,168)
Net decrease from capital share transactions	(4,737,635)	(2,846,368)
Net decrease in net assets	(4,904,389)	(1,144,092)

Net assets:
Beginning of period	11,738,532	12,882,624
End of period	$6,834,143	$11,738,532
Accumulated net investment loss at end of period	$(3,710)	$—

Capital share activity:
Shares sold	122,172	406,855
Shares issued from reinvestment of distributions	—	308
Shares redeemed	(174,939)	(452,837)
Net decrease in shares	(52,767)	(45,674)

114 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016 [d]	Year Ended December 31, 2015 [d]	Year Ended December 31, 2014 [d]	Year Ended December 31, 2013 [d]
Per Share Data
Net asset value, beginning of period	$86.15	$70.81	$100.87	$121.73	$99.13	$65.79
Income (loss) from investment operations:
Net investment income (loss)[b]	(.04)	(.43)	.16	(.08)	(.12)	(.32)
Net gain (loss) on investments (realized and unrealized)	(4.26)	15.99	(20.23)	(16.78)	22.72	33.66
Total from investment operations	(4.30)	15.56	(20.07)	(16.86)	22.60	33.34
Less distributions from:
Net investment income	—	(.22)	—	—	—	—
Net realized gains	—	—	(9.99)	(4.00)	—	—
Total distributions	—	(.22)	(9.99)	(4.00)	—	—
Net asset value, end of period	$81.85	$86.15	$70.81	$100.87	$121.73	$99.13

Total Return[c]	(4.99%)	22.02%	15.43%	(14.09%)	22.80%	50.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,834	$11,739	$12,883	$6,810	$22,672	$20,639
Ratios to average net assets:
Net investment income (loss)	(0.10%)	(0.56%)	0.73%	(0.06%)	(0.11%)	(0.37%)
Total expenses	1.68%	1.70%	1.66%	1.60%	1.66%	1.63%
Portfolio turnover rate	123%	308%	174%	99%	196%	310%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]	Reverse share split — Per share amounts for the periods presented through December 31, 2016 have been restated to reflect a 1:4 reverse share split effective December 1, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	June 30, 2018

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: May 2, 2001

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	4.7%
Duke Energy Corp.	4.0%
Southern Co.	3.6%
Dominion Energy, Inc.	3.5%
Exelon Corp.	3.4%
American Electric Power Company, Inc.	3.1%
Sempra Energy	2.9%
Public Service Enterprise Group, Inc.	2.8%
Consolidated Edison, Inc.	2.6%
Xcel Energy, Inc.	2.6%
Top Ten Total	33.2%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*,†

Periods Ended June 30, 2018

	6 month‡	1 Year	5 Year	10 Year
Utilities Fund	1.50%	4.78%	8.96%	5.92%
S&P 500 Utilities Index	0.32%	3.41%	10.57%	6.64%
S&P 500 Index	2.65%	14.37%	13.42%	10.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns.

†	Returns do not reflect the impact of any additional fees charged by insurance companies.
‡	6 month returns are not annualized.

116 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	June 30, 2018
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Electric - 81.8%
NextEra Energy, Inc.	4,798	$801,410
Duke Energy Corp.	8,557	676,688
Southern Co.	13,309	616,340
Dominion Energy, Inc.	8,726	594,939
Exelon Corp.	13,436	572,374
American Electric Power Company, Inc.	7,644	529,347
Sempra Energy	4,260	494,629
Public Service Enterprise Group, Inc.	8,659	468,798
Consolidated Edison, Inc.	5,729	446,747
Xcel Energy, Inc.	9,578	437,523
PG&E Corp.	9,998	425,515
WEC Energy Group, Inc.	6,374	412,079
Edison International	6,466	409,104
PPL Corp.	13,910	397,130
Eversource Energy	6,738	394,914
DTE Energy Co.	3,799	393,690
FirstEnergy Corp.	10,347	371,561
Avangrid, Inc.	6,910	365,746
Entergy Corp.	4,450	359,515
Evergy, Inc.	6,396	359,135
Ameren Corp.	5,772	351,226
CMS Energy Corp.	7,078	334,648
CenterPoint Energy, Inc.	11,256	311,904
Vistra Energy Corp.*	13,076	309,378
Alliant Energy Corp.	6,718	284,306
Pinnacle West Capital Corp.	3,390	273,098
AES Corp.	19,728	264,552
NRG Energy, Inc.	8,587	263,621
OGE Energy Corp.	6,651	234,182
MDU Resources Group, Inc.	7,314	209,766
SCANA Corp.	5,436	209,395
IDACORP, Inc.	2,105	194,165
ALLETE, Inc.	2,339	181,062
Portland General Electric Co.	4,109	175,701
Black Hills Corp.	2,705	165,573
Avista Corp.	3,108	163,667
PNM Resources, Inc.	4,112	159,957
NorthWestern Corp.	2,683	153,602
Hawaiian Electric Industries, Inc.	3,524	120,873
Total Electric		13,887,860

Gas - 13.5%
Atmos Energy Corp.	3,171	285,834
NiSource, Inc.	10,818	284,297
UGI Corp.	5,237	272,691
Vectren Corp.	3,019	215,708
WGL Holdings, Inc.	2,125	188,594
National Fuel Gas Co.	3,537	187,319
New Jersey Resources Corp.	4,048	181,148
ONE Gas, Inc.	2,405	179,750
Spire, Inc.	2,446	172,810
Southwest Gas Holdings, Inc.	2,245	171,226
South Jersey Industries, Inc.	4,660	155,970
Total Gas		2,295,347

Water - 3.4%
American Water Works Company, Inc.	4,163	355,437
Aqua America, Inc.	6,456	227,122
Total Water		582,559

Energy-Alternate Sources - 0.7%
Pattern Energy Group, Inc. — Class A	6,303	118,181

Pipelines - 0.0%
Kinder Morgan, Inc.	1	18

Total Common Stocks
(Cost $11,320,553)		16,883,965

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.6%
JPMorgan Chase & Co. issued 06/29/18 at 2.10% due 07/02/18	$54,483	54,483
Barclays Capital issued 06/29/18 at 2.07% due 07/02/18	26,754	26,754
Bank of America Merrill Lynch issued 06/29/18 at 2.08% due 07/02/18	17,835	17,835
Total Repurchase Agreements
(Cost $99,072)		99,072

Total Investments - 100.0%
(Cost $11,419,625)		$16,983,037
Other Assets & Liabilities, net - 0.0%		(4,771)
Total Net Assets - 100.0%		$16,978,266

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	Repurchase Agreements — See Note 4.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (Unaudited)(concluded)	June 30, 2018
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at June 30, 2018 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,883,965	$—	$—	$16,883,965
Repurchase Agreements	—	99,072	—	99,072
Total Assets	$16,883,965	$99,072	$—	$16,983,037

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the period ended June 30, 2018, there were no transfers between levels.

118 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2018

Assets:
Investments, at value (cost $11,320,553)	$16,883,965
Repurchase agreements, at value (cost $99,072)	99,072
Receivables:
Fund shares sold	362,053
Dividends	35,146
Foreign tax reclaims	123
Interest	11
Securities lending income	7
Total assets	17,380,377

Liabilities:
Payable for:
Securities purchased	366,715
Management fees	9,672
Transfer agent and administrative fees	2,845
Investor service fees	2,845
Portfolio accounting fees	1,138
Trustees’ fees*	408
Fund shares redeemed	136
Miscellaneous	18,352
Total liabilities	402,111
Commitments and contingent liabilities (Note 9)	—
Net assets	$16,978,266

Net assets consist of:
Paid in capital	$11,720,580
Undistributed net investment income	426,596
Accumulated net realized loss on investments	(732,322)
Net unrealized appreciation on investments	5,563,412
Net assets	$16,978,266
Capital shares outstanding	598,062
Net asset value per share	$28.39

STATEMENT OF OPERATIONS (Unaudited)
Period Ended June 30, 2018

Investment Income:
Dividends	$224,370
Interest	519
Income from securities lending, net	38
Total investment income	224,927

Expenses:
Management fees	54,257
Investor service fees	15,958
Transfer agent and administrative fees	15,958
Professional fees	12,634
Portfolio accounting fees	6,383
Trustees’ fees*	1,424
Custodian fees	829
Line of credit fees	20
Miscellaneous	63
Total expenses	107,526
Net investment income	117,401

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	676,891
Net realized gain	676,891
Net change in unrealized appreciation (depreciation) on:
Investments	(691,784)
Net change in unrealized appreciation (depreciation)	(691,784)
Net realized and unrealized loss	(14,893)
Net increase in net assets resulting from operations	$102,508

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 119

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended June 30, 2018 (Unaudited)	Year Ended December 31, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$117,401	$287,688
Net realized gain on investments	676,891	350,959
Net change in unrealized appreciation (depreciation) on investments	(691,784)	1,123,878
Net increase in net assets resulting from operations	102,508	1,762,525

Distributions to shareholders from:
Net investment income	—	(357,236)
Net realized gains	—	(364,071)
Total distributions to shareholders	—	(721,307)

Capital share transactions:
Proceeds from sale of shares	23,599,715	40,236,819
Distributions reinvested	—	721,307
Cost of shares redeemed	(21,393,831)	(42,571,657)
Net increase (decrease) from capital share transactions	2,205,884	(1,613,531)
Net increase (decrease) in net assets	2,308,392	(572,313)

Net assets:
Beginning of period	14,669,874	15,242,187
End of period	$16,978,266	$14,669,874
Undistributed net investment income at end of period	$426,596	$309,195

Capital share activity:
Shares sold	865,665	1,434,672
Shares issued from reinvestment of distributions	—	26,985
Shares redeemed	(792,038)	(1,518,042)
Net increase (decrease) in shares	73,627	(56,385)

120 | THE RYDEX FUNDS SEMI-ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Period Ended June 30, 2018[a]	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Per Share Data
Net asset value, beginning of period	$27.97	$26.24	$22.86	$25.35	$20.89	$19.13
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	.42	.36	.39	.48	.43
Net gain (loss) on investments (realized and unrealized)	.17 [d]	2.42	3.38	(2.24)	4.30	2.18
Total from investment operations	.42	2.84	3.74	(1.85)	4.78	2.61
Less distributions from:
Net investment income	—	(.55)	(.17)	(.64)	(.32)	(.85)
Net realized gains	—	(.56)	(.19)	—	—	—
Total distributions	—	(1.11)	(.36)	(.64)	(.32)	(.85)
Net asset value, end of period	$28.39	$27.97	$26.24	$22.86	$25.35	$20.89

Total Return[c]	1.50%	11.02%	16.34%	(7.36%)	22.89%	13.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,978	$14,670	$15,242	$17,064	$28,415	$10,282
Ratios to average net assets:
Net investment income (loss)	1.84%	1.48%	1.39%	1.66%	2.07%	2.05%
Total expenses	1.68%	1.70%	1.65%	1.61%	1.66%	1.64%
Portfolio turnover rate	137%	183%	234%	312%	247%	464%

[a]	Unaudited figures for the period ended June 30, 2018. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any additional fees charged by insurance companies.
[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS SEMI-ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Variable Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. At June 30, 2018, the Trust consisted of forty-nine funds. The Trust offers shares of the Funds to insurance companies for their variable annuity and variable life insurance contracts.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The net asset value per share (“NAV”) of the Fund is calculated by dividing the market value of a Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of that Fund.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Exchange-traded funds (“ETFs”) are valued at the last quoted sales price.

Money market funds are valued at their NAV.

122 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of dividend income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of June 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions of a Fund will automatically be reinvested without charge in additional shares of the same Fund. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(f) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.91% at June 30, 2018.

(g) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted an Investor Services Plan for which GFD and other firms that provide investor services (“Service Providers”) may receive compensation. The Funds will pay investor service fees to GFD at an annual rate not to exceed 0.25% of average daily net assets. GFD, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for investor services it performs.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Trust’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the

124 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At June 30, 2018, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Notes
2.10%			1.88% - 2.50%
Due 07/02/18	$47,042,511	$47,050,743	08/31/22 - 08/15/25	$46,464,300	$45,313,928
			U.S. Treasury Bonds
			3.00% - 3.38%
			05/15/44 - 05/15/47	2,559,600	2,582,788
					47,896,716

Barclays Capital			U.S. TIP Notes
2.07%			0.39% - 1.00%
Due 07/02/18	23,100,095	23,104,080	01/15/26 - 02/15/46	18,009,827	17,794,154
			U.S. Treasury Note
			1.88%
			03/31/22	5,903,500	5,752,223
					23,546,377

Bank of America Merrill Lynch			U.S. Treasury Note
2.08%			4.00%
Due 07/02/18	15,400,064	15,402,733	08/15/18	15,438,500	15,658,625

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 5 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund - Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2018, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Banking Fund	$35,714	$(35,714)	$—	$36,787	$—	$36,787
Basic Materials Fund	47,762	(47,762)	—	48,706	—	48,706
Biotechnology Fund	610,042	(610,042)	—	618,300	—	618,300
Consumer Products Fund	189,405	(189,405)	—	197,938	—	197,938
Electronics Fund	202,119	(202,119)	—	206,462	—	206,462
Energy Fund	255,956	(255,956)	—	260,920	—	260,920
Energy Services Fund	403,316	(403,316)	—	433,911	—	433,911
Health Care Fund	95,848	(95,848)	—	98,408	—	98,408
Internet Fund	525,785	(525,785)	—	536,434	—	536,434
Leisure Fund	395,106	(395,106)	—	411,069	—	411,069
Precious Metals Fund	820,457	(820,457)	—	843,044	—	843,044
Real Estate Fund	37,129	(37,129)	—	37,788	—	37,788
Retailing Fund	340,257	(340,257)	—	346,638	—	346,638
Technology Fund	382,693	(382,693)	—	392,241	—	392,241
Telecommunications Fund	138,934	(138,934)	—	143,121	—	143,121
Transportation Fund	186,908	(186,908)	—	194,565	—	194,565

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

126 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

At June 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain
Banking Fund	$4,676,654	$1,500,825	$(28,895)	$1,471,930
Basic Materials Fund	6,069,638	2,764,755	(13,537)	2,751,218
Biotechnology Fund	14,707,245	11,806,243	(322,562)	11,483,681
Consumer Products Fund	7,713,979	4,189,563	(66,790)	4,122,773
Electronics Fund	4,803,367	2,909,953	(43,805)	2,866,148
Energy Fund	14,589,602	3,959,059	(14,444)	3,944,615
Energy Services Fund	7,902,842	208,217	(25,043)	183,174
Financial Services Fund	10,118,149	2,547,856	(28,295)	2,519,561
Health Care Fund	15,216,110	8,816,255	(139,169)	8,677,086
Internet Fund	9,613,410	4,150,053	(62,367)	4,087,686
Leisure Fund	7,834,176	1,624,640	(49,040)	1,575,600
Precious Metals Fund	20,611,760	276,352	(192,241)	84,111
Real Estate Fund	11,586,279	2,508,893	(5,314)	2,503,579
Retailing Fund	8,758,686	862,695	(74,660)	788,035
Technology Fund	18,370,669	9,015,798	(76,570)	8,939,228
Telecommunications Fund	2,432,823	343,083	(9,621)	333,462
Transportation Fund	4,017,782	3,019,707	(448)	3,019,259
Utilities Fund	12,741,166	4,241,871	—	4,241,871

Note 7 – Securities Transactions

For the period ended June 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$11,788,982	$15,339,039
Basic Materials Fund	5,313,732	13,239,616
Biotechnology Fund	12,363,441	16,849,769
Consumer Products Fund	6,481,067	9,772,506
Electronics Fund	15,283,846	19,251,190
Energy Fund	55,317,450	55,140,052
Energy Services Fund	13,515,222	14,577,886
Financial Services Fund	28,162,917	31,650,038
Health Care Fund	18,545,836	18,590,932
Internet Fund	34,941,831	32,210,803
Leisure Fund	11,926,461	12,305,485
Precious Metals Fund	86,525,836	94,794,319
Real Estate Fund	25,439,886	21,704,310
Retailing Fund	12,551,474	12,013,698
Technology Fund	26,294,613	24,503,653
Telecommunications Fund	3,251,292	4,154,973
Transportation Fund	9,771,306	14,500,291
Utilities Fund	21,268,141	18,970,603

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the period ended June 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$3,007,467	$3,972,094	$75,255
Basic Materials Fund	479,268	2,334,601	101,141
Biotechnology Fund	2,067,810	2,117,281	119,572
Consumer Products Fund	1,369,562	981,271	40,596
Electronics Fund	3,130,758	5,300,330	371,517
Energy Fund	6,877,572	5,108,481	(109,069)
Energy Services Fund	2,923,423	4,420,744	82,779
Financial Services Fund	6,238,714	6,547,708	62,876
Health Care Fund	3,592,976	3,504,481	193,832
Internet Fund	8,497,507	7,915,855	(154,724)
Leisure Fund	2,568,260	1,934,913	(32,975)
Precious Metals Fund	7,830,378	6,556,660	3,000
Real Estate Fund	5,467,842	4,733,651	(19,381)
Retailing Fund	1,482,443	4,178,559	(39,805)
Technology Fund	4,645,546	6,756,046	(103,679)
Telecommunications Fund	458,320	1,193,536	5,981
Transportation Fund	1,048,489	2,487,339	36,586
Utilities Fund	2,753,636	1,736,315	33,627

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 2.66% for the period ended June 30, 2018. The Funds did not have any borrowings outstanding under this agreement at June 30, 2018.

The average daily balances borrowed for the period ended June 30, 2018, were as follows:

Fund	Average Daily Balance
Banking Fund	$203
Basic Materials Fund	79
Biotechnology Fund	12,241
Consumer Products Fund	304
Electronics Fund	756
Energy Fund	668
Energy Services Fund	496
Financial Services Fund	726
Health Care Fund	2,986
Internet Fund	553
Leisure Fund	605
Precious Metals Fund	701
Real Estate Fund	756
Retailing Fund	416
Technology Fund	4,227
Telecommunications Fund	279
Transportation Fund	1,184
Utilities Fund	789

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(continued)

Note 9 – Legal Proceedings

Tribune Company

Rydex Variable Trust has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Variable Trust of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Variable Trust, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Variable Trust has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments. On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a

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NOTES TO FINANCIAL STATEMENTS (Unaudited)(concluded)

motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

None of these lawsuits alleges any wrongdoing on the part of Rydex Variable Trust. The following series of Rydex Variable Trust held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500 2x Strategy Fund, Multi-Cap Core Equity Fund, S&P 500 Pure Value Fund, Hedged Equity Fund and Multi-Hedge Strategies Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $12,580, $2,380, $1,360, $148,376, $2,720, and $119,034, respectively. At this stage of the proceedings, Rydex Variable Trust is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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OTHER INFORMATION (Unaudited)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Board Considerations in Approving the Investment Advisory Agreement

The Board of Trustees (the “Board”) of Rydex Variable Trust (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (“Independent Trustees”), attended an in-person meeting held on May 21, 2018, called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and Security Investors, LLC (the “Advisor”) applicable to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). The Board unanimously approved the Investment Advisory Agreement for an additional one-year period based on the Board’s review of qualitative and quantitative information provided by the Advisor. The Board had previously considered information pertaining to the renewal of the Investment Advisory Agreement at an in-person meeting held on April 25, 2018 (together, with the May 21st meeting, the “Meetings”). The Board considered the materials provided by the Advisor and the review conducted at the April 25th meeting to be an integral part of the Trustees’ deliberations and their process in considering the renewal of the Investment Advisory Agreement.

Prior to reaching the conclusion to approve the Investment Advisory Agreement the Independent Trustees requested and obtained from the Advisor such information as the Independent Trustees deemed reasonably necessary to evaluate the Investment Advisory Agreement. In addition, the Board received a memorandum from the independent legal counsel to the Independent Trustees regarding the Board’s fiduciary responsibilities under state and federal law with respect to the Board’s consideration of the renewal or approval of investment advisory agreements, and participated in discussions with representatives of the Advisor during which the representatives answered the Independent Trustees’ questions and agreed to provide certain additional information for their consideration. The Independent Trustees also carefully considered information that they had received throughout the year as part of their regular oversight of the Funds. At the Meetings, the Board obtained and reviewed a wide variety of information, including certain comparative information regarding the Funds’ fees, expenses, and performance relative to the fees, expenses, and performance of other comparable funds (the “FUSE reports”). The Independent Trustees carefully evaluated this information, met in executive session outside the presence of fund management, and were advised by independent legal counsel with respect to their deliberations.

At the Meetings, the Board, including the Independent Trustees, evaluated a number of factors, including among others: (a) the nature, extent and quality of the Advisor’s investment advisory and other services; (b) the Advisor’s substantial commitment to the recruitment and retention of high quality personnel; (c) a comparison of the Funds’ advisory fees to the advisory fees charged to comparable funds or accounts, giving special attention to the existence of economies of scale; (d) each Fund’s overall fees and operating expenses compared with those of similar funds; (e) the level of the Advisor’s profitability from its Fund-related operations; (f) the Advisor’s compliance processes and systems; (g) the Advisor’s compliance policies and procedures; (h) the Advisor’s reputation, expertise and resources in the financial markets; (i) Fund

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OTHER INFORMATION (Unaudited)(continued)

performance compared with that of similar funds and/or appropriate benchmarks; (j) other benefits to the Advisor and/or its affiliates from their relationship to the Funds; and (k) the Advisor’s maintenance of operational resources necessary to manage the Funds in a professional manner consistent with the best interests of the Funds and their shareholders. In its deliberations, the Trustees did not identify any particular factor or factors as controlling, noting that each Trustee could attribute different weights to the various factors considered.

Based on the Board’s deliberations at the Meetings, the Board, including all of the Independent Trustees, unanimously: (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that the Advisor’s fees for each Fund are reasonable in light of, and not so disproportionately large as to bear no reasonable relationship to, the services that it provides to each Fund; and (c) agreed to approve and continue the Investment Advisory Agreement based upon the following considerations, among others:

Nature, Extent and Quality of Services Provided by the Advisor. The Board evaluated, among other things, the Advisor’s business, financial resources, quality and quantity of personnel, experience, past performance, the variety and complexity of its investment strategies (including the extent to which the Funds use derivatives), Fund risk management process, brokerage practices, and the adequacy of its compliance systems and processes, proxy voting policies and practices, and cybersecurity programs. The Board reviewed the scope of services to be provided by the Advisor under the Investment Advisory Agreement and noted that there would be no significant differences between the scope of services required to be provided by the Advisor for the past year and the scope of services required to be provided during the upcoming year. The Board, however, examined whether the loss of certain advisory personnel in connection with the recent sale of the Guggenheim ETF business might affect the services provided by the Advisor to the remaining Funds. The Board was assured that such personnel were not previously involved in the management of the Funds and that their departure would not affect the nature, extent or quality of the services provided by the Advisor. The Board also considered the Advisor’s representations to the Board that the Advisor would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and whether these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs. Based on the foregoing, the Trustees determined that the approval of the Investment Advisory Agreement would enable shareholders of the Funds to receive high quality services at a cost that was appropriate and reasonable.

Fund Expenses and Performance of the Funds and the Advisor. The Board reviewed statistical information provided by the Advisor regarding the expense ratio components and performance of each Fund. The Advisor engaged FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, to prepare reports to help the Board compare the Funds’ fees, expenses, and total return performance with those of a peer group and peer universe of funds selected by FUSE. In the FUSE reports, each Fund’s expense ratio components, including actual advisory fees, waivers/reimbursements, and gross and net total expenses, are compared to those of other funds with shared key characteristics (e.g., asset size, fee structure, sector or industry investment focus) determined by FUSE to comprise a Fund’s applicable peer group. The Board considered the Advisor’s representation that it found the peer groups compiled by FUSE to be appropriate, but also acknowledged the existence of certain differences between the Funds and their peer funds (e.g., specific differences in principal investment strategies, index rebalance frequency, and, in certain cases, the Fund’s tradability feature) that should be reviewed in context. With respect to tradability, in particular, the Board considered that non-tradable funds incur lower expense ratios than tradable funds because non-tradable funds experience less shareholder activity and lower transaction volumes than tradable funds. The statistical information related to the performance of each Fund included three-month and one-, three-, and five-year performance for the Fund compared to that of its peers. With respect to the Funds that track an underlying index (“Index Funds”), the Board also discussed the correlation between an Index Fund’s assets under management and tracking error, noting that an Index Fund’s ability to replicate an underlying index rather than employ representative sampling depends, in part, upon the Index Fund’s size. The Board also considered and requested information detailing the effect of the recent sale of the Guggenheim ETF business on the expense allocation methodology employed by the Advisor. After reviewing the additional information provided by the Advisor, the Board determined the impact on the Funds would be minimal. Based on the foregoing, the Board determined that the proposed advisory fees paid by the Funds are reasonable in relation to the nature and quality of the services provided by the Advisor.

Costs of Services Provided to the Funds and Profits Realized by the Advisor and its Affiliates. The Board reviewed information about the profitability of the Funds to the Advisor based on the advisory fees payable under the current Investment Advisory Agreement for the last calendar year. The Board analyzed the Funds’ expenses, including the investment advisory fees paid to the Advisor, and reviewed the FUSE reports. The Board also reviewed information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor and/or its affiliates. The Board also discussed the Advisor’s profit margin, including the expense allocation methodology used in the Advisor’s profitability analysis. The Board also considered the effect of the recent sale of the Guggenheim ETF business on the Advisor’s and its affiliates’ profitability, and similar to its conclusion with respect to expenses, determined that the impact would be minimal. Based on the foregoing, the Board determined that the profit to the Advisor on the fees paid by the Funds is not excessive in view of the nature and quality of the services provided by the Advisor.

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OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale. The Board considered the absence of breakpoints in the Advisor’s fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds’ asset levels. In light of the relatively small size of many of the Funds, the current expectation that assets levels are likely to remain the same or decline in the near future due to changes in demand for variable insurance products, and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted among most of the Funds in the complex, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. The Board noted that it intends to continue to monitor fees as each Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits to the Advisor and/or its Affiliates. In addition to evaluating the Advisor’s services, the Board considered the nature and amount of other benefits to be derived by the Advisor and its affiliates as a result of their relationship with the Funds, including any intangible benefits to the Advisor. In particular, the Board considered the nature, extent, quality, and cost of certain distribution and shareholder services performed by the Advisor’s affiliate, Guggenheim Funds Distributors, LLC, under the investor services agreement and investor services plan with respect to the Funds, and under separate distribution agreements, Distribution Plans and Distribution and Shareholder Services Plans pursuant to Rule 12b-1 of the 1940 Act with respect to other of the funds in the Funds’ family of funds. In light of the costs of providing services pursuant to the separate agreements as well as the Advisor’s and its affiliate’s commitment to the Funds, the Board concluded the ancillary benefits the Advisor and its affiliates received were reasonable.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement were reasonable, and that approval of the Investment Advisory Agreement was in the best interests of each Fund and its shareholders.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INTERESTED TRUSTEE
Amy J. Lee** (1961)	Trustee (February 2018-present) and President (2017-present)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); Chief Legal Officer and Vice President, certain other funds in the Fund Complex (2013-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer, certain other funds in the Fund Complex (2017-February 2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	165	None.
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee, Member of the Audit Committee, and Member of the Compliance and Risk Oversight Committee from 2016 to present; and Member of the Governance and Nominating Committee and Chairwoman of the Compliance and Risk Oversight Committee from 2017 to present.	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm) Former: Senior Leader, TIAA (financial services firm) (1987-2012).	110	Infinity Property & Casualty Corporation (2014-present).
Corey A. Colehour (1945)	Trustee from 1993 to present; Member of the Audit Committee from 1994 to present; Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2014 to present.	Retired.	110	None.
J. Kenneth Dalton (1941)	Trustee from 1995 to present; Chairman and Member of the Audit Committee from 1997 to present; and Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	Epiphany Funds (2) (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee****
INDEPENDENT TRUSTEES - concluded
John O. Demaret (1940)	Trustee and Member of the Audit Committee from 1997 to present; Member of the Compliance and Risk Oversight Committee from 2010 to present.	Retired.	110	None.
Werner E. Keller (1940)	Chairman of the Board from 2014 to present; Trustee and Member of the Audit Committee from 2005 to present.	Current: Founder and President, Keller Partners, LLC (investment research firm) (2005-present).	110	None.
Thomas F. Lydon, Jr. (1960)	Trustee and Member of the Audit Committee from 2005 to present; Chairman and Member of the Governance and Nominating Committee from 2017 to present; and Member of the Investment and Performance Committee from 2018 to present.	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	110	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Patrick T. McCarville (1942)	Trustee and Member of the Audit Committee from 1998 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Chief Executive Officer, Par Industries, Inc., d/b/a Par Leasing (1977-2010).	110	None.
Sandra G. Sponem (1958)	Trustee, Member of the Audit Committee and Chairwoman and Member of the Investment and Performance Committee from 2016 to present; and Member of the Governance and Nominating Committee from 2017 to present.	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	110	None.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Vice President, Security Investors, LLC (2010-present); Senior Managing Director, Guggenheim Investments (2010-present); President and Chief Investment Officer, Rydex Holdings, LLC (2008-present) and Director and Chairman, Advisory Research Center, Inc. (2006-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-April 2018); Vice President, Guggenheim Distributors, LLC (2009); Director (2009-2010) and Secretary (2002-2010), Rydex Fund Services, LLC (now MUFG Investor Services (US), LLC); Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer (2016-present)

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim Partners Investment Management, LLC (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2007-present).

Former: Tax Compliance Manager, Ernst & Young LLP (1996-2009).

Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: CCO, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: CCO, Security Investors, LLC (2012-2018); CCO, Guggenheim Funds Investment Advisors, LLC (2012-2018); CCO, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (November 2017-Present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”) (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	This Trustee is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Trust because of her affiliation with Guggenheim Investments.
***

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

****	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 137

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

138 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies.

You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE RYDEX FUNDS SEMI-ANNUAL REPORT | 139

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

140 | THE RYDEX FUNDS SEMI-ANNUAL REPORT

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Item 2. Code of Ethics.

Not applicable at this time.

Item 3. Audit Committee Financial Expert.

Not applicable at this time.

Item 4. Principal Accountant Fees and Services.

Not applicable at this time.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Fund Management Investment Companies.

Not Applicable

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)       A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Variable Trust

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	September 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Amy J. Lee
Amy J. Lee, President

Date	September 7, 2018

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	September 7, 2018

*	Print the name and title of each signing officer under his or her signature.